         As filed with the Securities and Exchange Commission on April 12, 2011

                                                    Registration Nos. 033-39100
                                                                      811-05200
================================================================================
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM N-4

                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933

                        Pre-Effective Amendment No. [ ]

                      Post-Effective Amendment No. 35 [X]


                                      and

                            REGISTRATION STATEMENT
                                     UNDER
                      THE INVESTMENT COMPANY ACT OF 1940


                             Amendment No. 231 [X]


                METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
                          (Exact Name of Registrant)

                      METLIFE INVESTORS INSURANCE COMPANY
                              (Name of Depositor)
                           5 Park Plaza, Suite 1900
                               Irvine, CA 92614
             (Address of Depositor's Principal Executive Offices)
              (Depositor's Telephone Number, including Area Code)
                                (800) 989-3752

                        (Name and Address of Guarantor)
                    GENERAL AMERICAN LIFE INSURANCE COMPANY
                            13045 Tesson Ferry Road
                              St. Louis, MO 63128

                    (Name and Address of Agent for Service)

                              Michael K. Farrell
                                   President

                      MetLife Investors Insurance Company

                              c/o 10 Park Avenue
                             Morristown, NJ 07962
                                (973) 355-4000


                                   Copy to:

                            Mary E. Payne, Esquire

                        Sutherland Asbill & Brennan LLP
                         1275 Pennsylvania Avenue, NW
                            Washington, D.C. 20004
                                (202) 383-0698

                (Approximate Date of Proposed Public Offering)

It is proposed that this filing will become effective (check appropriate box):

[ ] immediately upon filing pursuant to paragraph (b) of Rule 485.


[X] on May 1, 2011 pursuant to paragraph (b) of Rule 485.


[ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485.

[ ] on (date) pursuant to paragraph (a) (1) of Rule 485.

If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Registered: (1) Individual Variable Annuity Contracts
================================================================================

                                                 THE FIXED AND VARIABLE ANNUITY
                                                                      ISSUED BY
                                 METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE

                                                                            AND

                                            METLIFE INVESTORS INSURANCE COMPANY

    This prospectus describes the Fixed and Variable Annuity Contract issued by MetLife Investors Insurance Company (MetLife Investors, we or us). Currently,
 the contract is not available for new sales. However, you can continue to make additional purchase payments to your contract.

The annuity contract has many investment choices - a fixed account which offers an interest rate which is guaranteed by MetLife Investors, and the available investment portfolios. You can put your money in the fixed account and/ or any of these investment portfolios (except as noted).

       CERTAIN PORTFOLIOS LISTED BELOW MAY NOT BE AVAILABLE WITH YOUR CONTRACT. APPENDIX B - PART 2 CONTAINS A LIST OF THE PORTFOLIOS AVAILABLE WITH YOUR
                                                                      CONTRACT.

AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS) (SERIES I):
   Invesco V.I. International Growth Fund



FIDELITY(R) VARIABLE INSURANCE PRODUCTS (INITIAL CLASS):
   Equity-Income Portfolio
   Growth Opportunities Portfolio

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST (CLASS 1):
   Templeton Foreign Securities Fund



MET INVESTORS SERIES TRUST (CLASS A (OR CLASS B AS NOTED)):
   Clarion Global Real Estate Portfolio
   Lazard Mid Cap Portfolio
   Legg Mason ClearBridge Aggressive Growth Portfolio


   Lord Abbett Bond Debenture Portfolio


   Lord Abbett Mid Cap Value Portfolio

   Met/Templeton Growth Portfolio

   MFS(R) Emerging Markets Equity Portfolio
   MFS(R) Research International Portfolio
   Morgan Stanley Mid Cap Growth Portfolio


   Oppenheimer Capital Appreciation Portfolio (Class A and Class B) PIMCO Total Return Portfolio
   Pioneer Fund Portfolio

   T. Rowe Price Large Cap Value Portfolio
     (formerly Lord Abbett Growth and Income Portfolio)

   Van Kampen Comstock Portfolio (Class B)

METROPOLITAN SERIES FUND, INC. (CLASS A (OR CLASS B AS NOTED)):
   Artio International Stock Portfolio
   BlackRock Bond Income Portfolio (Class A and Class B)
   BlackRock Money Market Portfolio
   Davis Venture Value Portfolio
   Jennison Growth Portfolio
   MFS(R) Total Return Portfolio
   MFS(R) Value Portfolio (Class B)
   Oppenheimer Global Equity Portfolio (Class B)
   T. Rowe Price Large Cap Growth Portfolio
   T. Rowe Price Small Cap Growth Portfolio
   Western Asset Management Strategic Bond Opportunities Portfolio

PUTNAM VARIABLE TRUST (CLASS IB):
   Putnam VT Equity Income Fund

Please read this prospectus before investing and keep it on file for future reference. It contains important information about the MetLife Investors Fixed and Variable Annuity Contract.


To learn more about the MetLife Investors Fixed and Variable Annuity Contract, you can obtain a copy of the Statement of Additional Information (SAI) dated May 1, 2011. The SAI has been filed with the Securities and Exchange Commission
(SEC) and is legally a part of the prospectus. The SEC maintains a Web site (http://www.sec.gov) that contains the SAI, material incorporated by reference, and other information regarding companies that file electronically with the SEC. The Table of Contents of the SAI is on Page 32 of this prospectus. For a free copy of the SAI, call us at (800) 989-3752 or complete and mail the enclosed form.


The contracts:

..  are not bank deposits
..  are not FDIC insured
..  are not insured by any federal government agency
..  are not guaranteed by any bank or credit union
..  may be subject to loss of principal

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


May 1, 2011

                 TABLE OF CONTENTS                        PAGE

                 INDEX OF SPECIAL TERMS..................    2

                 SUMMARY.................................    3

                 FEE TABLES AND EXAMPLES.................    5

                 1. THE ANNUITY CONTRACT.................    9
                    Market Timing........................    9

                 2. ANNUITY PAYMENTS (THE INCOME PHASE)..    9
                    Annuity Date.........................    9
                    Annuity Payments.....................    9
                    Annuity Options......................   10

                 3. PURCHASE.............................   12
                    Purchase Payments....................   12
                    Allocation of Purchase Payments......   12
                    Accumulation Units...................   12
                    Account Value........................   13

                 4. INVESTMENT OPTIONS...................   13
                    Transfers............................   15
                    Market Timing........................   15
                    Dollar Cost Averaging Program........   17
                    Automatic Rebalancing Program........   17
                    Voting Rights........................   18
                    Substitution.........................   18

                 5. EXPENSES.............................   18
                    Insurance Charges....................   18
                    Contract Maintenance Charge..........   19
                    Withdrawal Charge....................   19
                    Reduction or Elimination of the
                     Withdrawal Charge...................   19
                    Premium Taxes and Other Taxes........   20
                    Transfer Fee.........................   20
                    Investment Portfolio Expenses........   20

                 6. ACCESS TO YOUR MONEY.................   20
                    Systematic Withdrawal Program........   21
                    Suspension of Payments or Transfers..   21

                 7. PERFORMANCE..........................   21

                 8. DEATH BENEFIT........................   22
                    Upon Your Death......................   22
                    Death of Annuitant...................   25
                    Controlled Payout....................   25

                 9. FEDERAL INCOME TAX STATUS............   25
                    Taxation of Non-Qualified Contracts..   26


                   Taxation of Qualified Contracts......... 27
                   Tax Credits and Deductions.............. 30
                   Possible Tax Law Changes................ 30

                10. OTHER INFORMATION...................... 30
                   MetLife Investors....................... 30
                   The Separate Account.................... 31
                   Distributor............................. 31
                   Selling Firms........................... 31
                   Compensation Paid to All Selling Firms.. 31
                   Ownership............................... 32
                   Beneficiary............................. 32
                   Assignment.............................. 32
                   Financial Statements.................... 32

                TABLE OF CONTENTS OF THE STATEMENT OF
                ADDITIONAL INFORMATION..................... 32


               APPENDIX A
               CONDENSED FINANCIAL INFORMATION.............. A-1

               APPENDIX B
               PARTICIPATING INVESTMENT PORTFOLIOS.......... B-1

INDEX OF SPECIAL TERMS
Because of the complex nature of the contract, we have used certain words or terms in this prospectus which may need an explanation. We have identified the following as some of these words or terms. The page that is indicated here is where we believe you will find the best explanation for the word or term. These words and terms are in italics on the indicated page.

                                                 PAGE
                         Accumulation Phase.......  9
                         Accumulation Unit........ 12
                         Annuitant................  9
                         Annuity Date.............  9
                         Annuity Options.......... 10
                         Annuity Payments.........  9
                         Annuity Unit............. 12
                         Beneficiary.............. 32
                         Fixed Account............  9
                         Income Phase.............  9
                         Investment Portfolios.... 13
                         Joint Owner.............. 32
                         Non-Qualified............ 26
                         Owner.................... 32
                         Purchase Payment......... 12
                         Qualified................ 26
                         Tax Deferral.............  9

SUMMARY

THE SECTIONS IN THIS SUMMARY CORRESPOND TO SECTIONS IN THIS PROSPECTUS WHICH DISCUSS THE TOPICS IN MORE DETAIL.

1.  THE ANNUITY CONTRACT:

The fixed and variable annuity contract issued by MetLife Investors is a contract between you, the owner, and MetLife Investors, an insurance company. The contract provides a means for investing on a tax-deferred basis. The contract is intended for retirement savings or other long-term investment purposes and provides for a death benefit and guaranteed income options. New contracts are no longer offered by MetLife Investors.

This contract offers investment portfolios. These portfolios are designed to offer a better return than the fixed account. However, this is NOT guaranteed. You can also lose your money. Appendix B contains a list of the portfolios available with your contract.

The fixed account offers an interest rate that is guaranteed by the insurance company, MetLife Investors. While your money is in the fixed account, the interest your money will earn as well as your principal is guaranteed by MetLife Investors.

Except as otherwise limited by MetLife Investors (see "Investment Options - Market Timing"), you can transfer between accounts up to 12 times a year without charge or tax implications.

The contract, like all deferred annuity contracts, has two phases: the accumulation phase and the income phase. During the accumulation phase, earnings accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal. The income phase occurs when you begin receiving regular payments from your contract.

The amount of money you are able to accumulate in your account during the accumulation phase will determine, in part, the amount of income payments during the income phase.

2.  ANNUITY PAYMENTS (THE INCOME PHASE):

If you want to receive regular income from your annuity, you can choose an annuity option. Once you begin receiving regular payments, you cannot change your payment plan. During the income phase, you have the same investment choices you had during the accumulation phase. You can choose to have payments come from the fixed account, the investment portfolios or both. If you choose to have any part of your payments come from the investment portfolios, the dollar amount of your payments may go up or down.

3.  PURCHASE:

Currently, this contract is not available for new sales. However, you can add $500 or more any time you like during the accumulation phase. This contract is designed for people seeking long-term tax-deferred accumulation of assets, generally for retirement or other long-term purposes. The tax-deferred feature is most attractive to people in high federal and state income tax brackets.

4.  INVESTMENT OPTIONS:

You can put your money in any or all of the investment portfolios which are briefly described in Appendix B and more fully described in the prospectuses for the funds. Currently, you can only invest in 15 investment portfolios at any one time. Depending upon market conditions and the performance of the portfolio(s) you select, you can make or lose money in any of the portfolios. Certain portfolios may not be available with your contract. Appendix B - Part 2 contains a list of the portfolios available with your contract.

5.  EXPENSES:

The contract has insurance features and investment features, and there are costs related to each.

.. Each year MetLife Investors deducts a $30 contract maintenance charge from your contract. During the accumulation phase, MetLife Investors currently waives this charge if the value of your contract is at least $50,000.

.. MetLife Investors also deducts for its insurance charges which total 1.40% of the average daily value of your contract allocated to the investment portfolios.

.. If you take your money out, MetLife Investors may assess a withdrawal charge which is equal to 5% of the purchase payment you withdraw. After MetLife

   Investors has had a purchase payment for 5 years, there is no charge by MetLife Investors for a withdrawal of that purchase payment.

..  When you begin receiving regular income payments from your annuity, MetLife
   Investors will assess a state premium tax charge which ranges from 0%-3.5%, depending upon the state.

.. The first 12 transfers in a year are free. After that, a transfer fee of $25 or 2% of the amount transferred (whichever is less) is assessed.


.. There are also investment charges which range from 0.34% to 1.12% of the average daily value of the investment portfolio (before reimbursement or waiver), depending upon the investment portfolio.


6.  ACCESS TO YOUR MONEY:

You can take money out at any time during the accumulation phase. After the first contract year, you can take up to 10% of your total purchase payments each year without charge from MetLife Investors. Withdrawals of purchase payments in excess of that may be charged a withdrawal charge, depending on how long your money has been in the contract. However, MetLife Investors will never assess a withdrawal charge on earnings you withdraw. Earnings are defined as the value in your contract minus the remaining purchase payments in your contract. Of course, you may also have to pay income tax and a tax penalty on any money you take out.

7.  DEATH BENEFIT:

If you die before moving to the income phase, the person you have chosen as your beneficiary will receive a death benefit.

8.  OTHER INFORMATION:

NO PROBATE. In most cases, when you die, the person you choose as your beneficiary will receive the death benefit without going through probate.

ADDITIONAL FEATURES. This contract has additional features you might be interested in. These include:

.. You can arrange to have money automatically sent to you each month while your contract is still in the accumulation phase. Of course, you'll have to pay taxes on money you receive. We call this feature the Systematic Withdrawal Program.

.. You can arrange to have a regular amount of money automatically invested in investment portfolios each month, theoretically giving you a lower average cost per unit over time than a single one time purchase. We call this feature Dollar Cost Averaging.

.. You can arrange to automatically readjust the money between investment portfolios periodically to keep the blend you select. We call this feature Automatic Rebalancing.

.. Under certain circumstances, MetLife Investors will give you your money without a withdrawal charge if you need it while you're in a nursing home. We call this feature the Nursing Home Waiver.

These features are not available in all states and may not be suitable for your particular situation.

9.  TAXES:

Your earnings are not taxed until you take them out. If you take money out during the accumulation phase, earnings come out first and are taxed as income. If you are younger than 59 1/2 when you take money out, you may be charged a 10% federal tax penalty on the earnings. Payments during the income phase are considered partly a return of your original investment. That part of each payment is not taxable as income.

10. INQUIRIES:

If you need more information, please contact the Annuity Service Center at:

MetLife Investors Distribution Company
P.O. Box 10366
Des Moines, IA 50306-0366
800-343-8496

FEE TABLES AND EXAMPLES

THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING, AND SURRENDERING THE CONTRACT. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT, SURRENDER THE CONTRACT, OR TRANSFER CASH VALUE BETWEEN INVESTMENT OPTIONS.
STATE PREMIUM TAXES MAY ALSO BE DEDUCTED.
--------------------------------------------------------------------------------

OWNER TRANSACTION EXPENSES TABLE
WITHDRAWAL CHARGE (Note 1)  5%
   (as a percentage of
   purchase payments)
TRANSFER FEE (Note 2)       $0 (First 12 per year)
                            Thereafter $25 or 2% of transfer, whichever is less

--------------------------------------------------------------------------------
Note 1. The withdrawal charge is 5% of the purchase payment. After we have the purchase payment for 5 years there is no charge for withdrawal of that purchase payment. See "Expenses - Withdrawal Charge" for 10% free withdrawal amount.

Note 2. There is no charge for the first 12 transfers in a contract year; thereafter the fee is the lesser of $25 or 2% of the transfer. MetLife Investors will not charge you for the transfer fee even if there are more than 12 transfers in a year if the transfer is for dollar cost averaging or automatic rebalancing programs.

THE NEXT TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING INVESTMENT PORTFOLIO FEES AND EXPENSES.
--------------------------------------------------------------------------------

   PERIODIC FEES AND EXPENSES TABLE
   CONTRACT MAINTENANCE CHARGE (Note 1)                                  $30
   SEPARATE ACCOUNT ANNUAL EXPENSES
   (referred to as Separate Account Product Charges)
   (as a percentage of average account value in the Separate Account)
   Mortality and Expense Charge*                                       1.25%
   Administration Expense Charge                                       0.15%
                                                                       -----
   Total Separate Account Product Charges                              1.40%

--------------------------------------------------------------------------------


* For Premier Advisor, Destiny Select and Prevail contracts we are waiving an amount of the Mortality and Expense Charge equal to the investment portfolio expenses that are in excess of (1) 0.67% for account value allocated to the T. Rowe Price Large Cap Growth Portfolio (Class A) and (2) 0.59% for account value allocated to the T. Rowe Price Large Cap Value Portfolio (Class A). For Cova VA contracts, we are waiving an amount of the Mortality and Expense Charge equal to the investment portfolio expenses that are in excess of 0.83% for account value allocated to the T. Rowe Price Large Cap Value Portfolio (Class A).


Note 1. During the accumulation phase, we will not charge the contract maintenance charge if the value of your account is $50,000 or more, although, if you make a complete withdrawal, we will charge the contract maintenance charge.

THE NEXT TABLE SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE INVESTMENT PORTFOLIOS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. CERTAIN INVESTMENT PORTFOLIOS MAY IMPOSE A REDEMPTION FEE IN THE FUTURE. MORE DETAIL CONCERNING EACH INVESTMENT PORTFOLIO'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUSES FOR THE INVESTMENT PORTFOLIOS AND IN THE FOLLOWING TABLES.

--------------------------------------------------------------------------------

Total Annual Investment                                                                            Minimum Maximum
Portfolio Operating                                                                                 0.34%   1.12%
Expenses (expenses that are deducted from investment portfolio assets, including management fees,
12b-1/service fees, and other expenses)

--------------------------------------------------------------------------------
FOR INFORMATION CONCERNING COMPENSATION PAID FOR THE SALE OF THE CONTRACTS, SEE "DISTRIBUTOR."

INVESTMENT PORTFOLIO EXPENSES
(as a percentage of the average daily net assets of an investment portfolio)

The following table is a summary. For more complete information on investment portfolio fees and expenses, please refer to the prospectus for each investment portfolio.


------------------------------------------------------------------------------------------------------------------------
                                                Distribution            Acquired    Total   Contractual Fee Net Total
                                                   and/or               Fund Fees  Annual    Waiver and/or   Annual
                                    Management Service (12b-1)  Other      and    Operating     Expense     Operating
                                       Fee          Fees       Expenses Expenses  Expenses   Reimbursement  Expenses
------------------------------------------------------------------------------------------------------------------------
AIM VARIABLE INSURANCE FUNDS
(INVESCO VARIABLE INSURANCE
FUNDS) (SERIES I)
------------------------------------------------------------------------------------------------------------------------
 Invesco V.I. International
   Growth Fund                         0.71%          --         0.33%      --      1.04%          --         1.04%
------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VARIABLE INSURANCE
PRODUCTS (INITIAL CLASS)
------------------------------------------------------------------------------------------------------------------------
 Equity-Income Portfolio               0.46%          --         0.10%      --      0.56%          --         0.56%
------------------------------------------------------------------------------------------------------------------------
 Growth Opportunities Portfolio        0.56%          --         0.14%      --      0.70%          --         0.70%
------------------------------------------------------------------------------------------------------------------------
FRANKLIN TEMPLETON VARIABLE
INSURANCE PRODUCTS
TRUST (CLASS 1)
------------------------------------------------------------------------------------------------------------------------
 Templeton Foreign Securities Fund     0.65%          --         0.14%    0.01%     0.80%        0.01%        0.79%/(1)/
------------------------------------------------------------------------------------------------------------------------
MET INVESTORS SERIES TRUST
------------------------------------------------------------------------------------------------------------------------
 Clarion Global Real Estate
   Portfolio (Class A)                 0.62%          --         0.07%      --      0.69%          --         0.69%
------------------------------------------------------------------------------------------------------------------------
 Lazard Mid Cap Portfolio
   (Class A)                           0.69%          --         0.04%      --      0.73%          --         0.73%
------------------------------------------------------------------------------------------------------------------------
 Legg Mason ClearBridge
   Aggressive Growth Portfolio
   (Class A)                           0.64%          --         0.04%      --      0.68%          --         0.68%
------------------------------------------------------------------------------------------------------------------------
 Lord Abbett Bond Debenture
   Portfolio (Class A)                 0.50%          --         0.03%      --      0.53%          --         0.53%
------------------------------------------------------------------------------------------------------------------------
 Lord Abbett Mid Cap Value
   Portfolio (Class A)                 0.68%          --         0.07%      --      0.75%          --         0.75%
------------------------------------------------------------------------------------------------------------------------
 Met/Templeton Growth
   Portfolio (Class A)                 0.69%          --         0.13%      --      0.82%        0.02%        0.80%/(2)/
------------------------------------------------------------------------------------------------------------------------
 MFS(R) Emerging Markets Equity
   Portfolio (Class A)                 0.94%          --         0.18%      --      1.12%          --         1.12%
------------------------------------------------------------------------------------------------------------------------
 MFS(R) Research International
   Portfolio (Class A)                 0.69%          --         0.09%      --      0.78%        0.03%        0.75%/(3)/
------------------------------------------------------------------------------------------------------------------------
 Morgan Stanley Mid Cap Growth
   Portfolio (Class A)                 0.66%          --         0.14%      --      0.80%        0.02%        0.78%/(4)/
------------------------------------------------------------------------------------------------------------------------
 Oppenheimer Capital Appreciation
   Portfolio (Class A)                 0.60%          --         0.06%      --      0.66%          --         0.66%
------------------------------------------------------------------------------------------------------------------------
 Oppenheimer Capital Appreciation
   Portfolio (Class B)                 0.60%        0.25%        0.06%      --      0.91%          --         0.91%
------------------------------------------------------------------------------------------------------------------------
 PIMCO Total Return Portfolio
   (Class A)                           0.48%          --         0.03%      --      0.51%          --         0.51%
------------------------------------------------------------------------------------------------------------------------
 Pioneer Fund Portfolio (Class A)      0.64%          --         0.05%      --      0.69%        0.02%        0.67%/(5)/
------------------------------------------------------------------------------------------------------------------------
 T. Rowe Price Large Cap Value
   Portfolio (Class A)                 0.57%          --         0.02%      --      0.59%          --         0.59%/(6)/
------------------------------------------------------------------------------------------------------------------------
 Van Kampen Comstock
   Portfolio (Class B)                 0.60%        0.25%        0.04%      --      0.89%          --         0.89%
------------------------------------------------------------------------------------------------------------------------
METROPOLITAN SERIES FUND, INC.
------------------------------------------------------------------------------------------------------------------------
 Artio International Stock
   Portfolio (Class A)                 0.82%          --         0.12%    0.02%     0.96%        0.05%        0.91%/(7)/
------------------------------------------------------------------------------------------------------------------------
 BlackRock Bond Income
   Portfolio (Class A)                 0.37%          --         0.03%      --      0.40%        0.03%        0.37%/(8)/
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                               Distribution            Acquired    Total   Contractual Fee  Net Total
                                                  and/or               Fund Fees  Annual    Waiver and/or    Annual
                                   Management Service (12b-1)  Other      and    Operating     Expense      Operating
                                      Fee          Fees       Expenses Expenses  Expenses   Reimbursement   Expenses
------------------------------------------------------------------------------------------------------------------------
 BlackRock Bond Income
   Portfolio (Class B)                0.37%        0.25%        0.03%      --      0.65%        0.03%        0.62%/(8)/
------------------------------------------------------------------------------------------------------------------------
 BlackRock Money Market
   Portfolio (Class A)                0.32%          --         0.02%      --      0.34%        0.01%        0.33%/(9)/
------------------------------------------------------------------------------------------------------------------------
 Davis Venture Value Portfolio
   (Class A)                          0.70%          --         0.03%      --      0.73%        0.05%        0.68%/(10)/
------------------------------------------------------------------------------------------------------------------------
 Jennison Growth Portfolio
   (Class A)                          0.62%          --         0.02%      --      0.64%        0.07%        0.57%/(11)/
------------------------------------------------------------------------------------------------------------------------
 MFS(R) Total Return Portfolio
   (Class A)                          0.54%          --         0.04%      --      0.58%          --         0.58%
------------------------------------------------------------------------------------------------------------------------
 MFS(R) Value Portfolio (Class B)     0.71%        0.25%        0.02%      --      0.98%        0.11%        0.87%/(12)/
------------------------------------------------------------------------------------------------------------------------
 Oppenheimer Global Equity
   Portfolio (Class B)                0.53%        0.25%        0.08%      --      0.86%          --         0.86%
------------------------------------------------------------------------------------------------------------------------
 T. Rowe Price Large Cap Growth
   Portfolio (Class A)                0.60%          --         0.04%      --      0.64%          --         0.64%
------------------------------------------------------------------------------------------------------------------------
 T. Rowe Price Small Cap Growth
   Portfolio (Class A)                0.50%          --         0.07%      --      0.57%          --         0.57%
------------------------------------------------------------------------------------------------------------------------
 Western Asset Management
   Strategic Bond Opportunities
   Portfolio (Class A)                0.62%          --         0.05%      --      0.67%        0.04%        0.63%/(13)/
------------------------------------------------------------------------------------------------------------------------
PUTNAM VARIABLE TRUST
(CLASS IB)
------------------------------------------------------------------------------------------------------------------------
 Putnam VT Equity Income Fund         0.48%        0.25%        0.17%    0.05%     0.95%          --         0.95%
------------------------------------------------------------------------------------------------------------------------



(1) The Fund's manager and administrator have agreed in advance to reduce their fees as a result of the Fund's investment in a Franklin Templeton money fund ("Sweep Money Fund"). This reduction will continue until at least April 30, 2012.

(2) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2011 to April 30, 2012, to limit its fee and to reimburse expenses to the extent necessary to limit net operating expenses to 0.80%, excluding 12b-1 fees. This arrangement may be modified or discontinued prior to April 30, 2012 only with the approval of the Board of Trustees of the Portfolio. MetLife Advisers, LLC has contractually agreed, for the period May 1, 2011 through April 30, 2012, to waive a portion of the Management Fee reflecting the difference, if any, between the subadvisory fee payable by the Adviser to the Subadviser that is calculated based solely on the assets of the Portfolio and the fee that is calculated when the Portfolio's assets are aggregated with those of certain other portfolios. This arrangement may be modified or discontinued prior to April 30, 2012 only with the approval of the Board of Trustees of the Portfolio.

(3) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2011 through April 30, 2012, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.55% of the Portfolio's average daily net assets exceeding $1.5 billion. This arrangement may be modified or discontinued prior to April 30, 2012 only with the approval of the Board of Trustees of the Portfolio.

(4) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2011 through April 30, 2012, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.65% of the first $500 million of the Portfolio's average daily net assets plus 0.625% of such assets over $500 million. This arrangement may be modified or discontinued prior to April 30, 2012 only with the approval of the Board of Trustees of the Portfolio.

(5) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2011 through April 30, 2012, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.675% of the first $200 million of the Portfolio's average daily net assets plus 0.625% of such assets over $200 million up to $500 million plus 0.60% of such assets over $500 million up to $1 billion plus 0.575% of such assets over $1 billion up to $2 billion plus 0.55% of such assets over $2 billion. This arrangement may be modified or discontinued prior to April 30, 2012 only with the approval of the Board of Trustees of the Portfolio.

(6) The Management Fee has been restated to reflect an amended advisory agreement, as if the fee had been in effect during the previous fiscal year.

(7) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2011 through April 30, 2012, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.78% for the first $900 million of the Portfolio's average daily net assets, 0.75% for the next $100 million, 0.725% for the next $500 million and 0.70% on amounts over $1.5 billion. This arrangement may be modified or discontinued prior to April 30, 2012 only with the approval of the Board of Directors of the Portfolio.

(8) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2011 through April 30, 2012, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.37% for the first $1 billion of the Portfolio's average daily net assets, 0.325% for the next $2.4 billion and 0.25% on amounts over $3.4 billion. This arrangement may be modified or discontinued prior to April 30, 2012 only with the approval of the Board of Directors of the Portfolio.

(9) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2011 through April 30, 2012, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.325% for the first $1 billion of the Portfolio's average daily net assets. This arrangement may be modified or discontinued prior to April 30, 2012 only with the approval of the Board of Directors of the Portfolio.



(10) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2011 through April 30, 2012, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.75% for the first $50 million of the Portfolio's average daily net assets, 0.70% for the next $450 million, 0.65% for the next $4 billion and 0.625% on amounts over $4.5 billion. This arrangement may be modified or discontinued prior to April 30, 2012 only with the approval of the Board of Directors of the Portfolio.

(11) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2011 through April 30, 2012, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.65% for the first $300 million of the Portfolio's average daily net assets, 0.60% for the next $200 million, 0.55% for the next $500 million, 0.50% for the next $1 billion and 0.47% on amounts over $2 billion. This arrangement may be modified or discontinued prior to April 30, 2012 only with the approval of the Board of Directors of the Portfolio.

(12) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2011 through April 30, 2012, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.65% for the first $1.25 billion of the Portfolio's average daily net assets, 0.60% for the next $250 million and 0.50% on amounts over $1.5 billion. This arrangement may be modified or discontinued prior to April 30, 2012 only with the approval of the Board of Directors of the Portfolio.

(13) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2011 through April 30, 2012, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.595% for the first $500 million of the Portfolio's average daily net assets. This arrangement may be modified or discontinued prior to April 30, 2012 only with the approval of the Board of Directors of the Portfolio.


EXAMPLES

THESE EXAMPLES ARE INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE CONTRACT WITH THE COST OF INVESTING IN OTHER VARIABLE ANNUITY CONTRACTS. THESE COSTS INCLUDE CONTRACT OWNER TRANSACTION EXPENSES, CONTRACT FEES, SEPARATE ACCOUNT ANNUAL EXPENSES, AND INVESTMENT PORTFOLIO FEES AND EXPENSES.

THE EXAMPLES ASSUME THAT YOU INVEST $10,000 IN THE CONTRACT FOR THE TIME PERIODS INDICATED. THE EXAMPLES ALSO ASSUME THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR AND ASSUME: A) MAXIMUM AND (B) MINIMUM FEES AND EXPENSES OF ANY OF THE INVESTMENT PORTFOLIOS (BEFORE REIMBURSEMENT AND/OR WAIVER). ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS, YOUR COSTS WOULD BE:

(1) IF YOU SURRENDER YOUR CONTRACT AT THE END OF THE APPLICABLE TIME PERIOD:


                                               Time Periods
         1 year                      3 years                     5 years                    10 years
---------------------------------------------------------------------------------------------------------------
         (a)$761                    (a)$1,250                   (a)$1,815                   (a)$2,897
         (b)$682                    (b)$1,014                   (b)$1,421                   (b)$2,103


(2) IF YOU DO NOT SURRENDER YOUR CONTRACT OR IF YOU ANNUITIZE AT THE END OF THE APPLICABLE TIME PERIOD:


                                               Time Periods
         1 year                      3 years                     5 years                    10 years
---------------------------------------------------------------------------------------------------------------
         (a)$261                     (a)$800                    (a)$1,365                   (a)$2,897
         (b)$182                     (b)$564                    (b)$  971                   (b)$2,103


The Examples should not be considered a representation of past or future expenses or annual rates of return of any investment portfolio. Actual expenses and annual rates of return may be more or less than those assumed for the purpose of the Examples.

1.  THE ANNUITY CONTRACT

This Prospectus describes the Fixed and Variable Annuity Contract issued by MetLife Investors. Currently, MetLife Investors is not offering this contract for new sales. However, you may continue to make additional purchase payments to your contract.

An annuity is a contract between you, the owner, and an insurance company (in this case MetLife Investors), where the insurance company promises to pay an income to you, in the form of annuity payments. Annuity payments must begin on a designated date that is at least 30 days in the future. Until you decide to begin receiving annuity payments, your annuity is in the ACCUMULATION PHASE. Once you begin receiving annuity payments, your contract switches to the INCOME PHASE.

The contract benefits from TAX DEFERRAL. Tax deferral means that you are not taxed on earnings or appreciation on the assets in your contract until you take money out of your contract.

The contract is called a variable annuity because you can choose among the investment portfolios and, depending upon market conditions, you can make or lose money in any of these portfolios. If you select the variable annuity portion of the contract, the amount of money you are able to accumulate in your contract during the accumulation phase depends upon the investment performance of the investment portfolio(s) you select. The amount of the annuity payments you receive during the income phase from the variable annuity portion of the contract also depends, in part, on the investment performance of the investment portfolios you select for the income phase. We do not guarantee the investment performance of the variable annuity portion. You bear the full investment risk for all amounts allocated to the variable annuity portion.

The contract also contains a FIXED ACCOUNT. The fixed account is not offered by this prospectus. The fixed account offers an interest rate that is guaranteed by MetLife Investors. MetLife Investors guarantees that the interest rate credited to the fixed account will not be less than 3% per year with respect to contracts issued on or after May 1, 1996. If you select the fixed account, your money will be placed with the other general assets of MetLife Investors, and the amount of money you are able to accumulate in your contract during the accumulation phase depends upon the total interest credited to your contract. The amount of the annuity payments you receive during the income phase from the fixed account portion of the contract will remain level for the entire income phase.

As owner of the contract, you exercise all interest and rights under the contract. You can change the owner at any time by notifying MetLife Investors in writing. You and your spouse can be named joint owners. We have described more information on this under "Other Information - Ownership."

MARKET TIMING

We have policies and procedures that attempt to detect transfer activity that may adversely affect other Contract Owners or investment portfolio shareholders in situations where there is potential for pricing inefficiencies or that involve certain other types of disruptive trading activity (i.e., market timing). We employ various means to try to detect such transfer activity, such as periodically examining the frequency and size of transfers into and out of particular investment portfolios made by Contract Owners within given periods of time and/or investigating transfer activity identified by the investment portfolios on a case-by-case basis. We may revise these policies and procedures in our sole discretion at any time without prior notice.

Our market timing policies and procedures are discussed in more detail in "Investment Options - Transfers - Market Timing."

2.  ANNUITY PAYMENTS (THE INCOME PHASE)

ANNUITY DATE

Under the contract you can receive regular income payments (referred to as annuity payments). You can choose the month and year in which those payments begin. We call that date the ANNUITY DATE. Your annuity date must be the first day of a calendar month.

We ask you to choose your annuity date when you purchase the contract. You can change it at any time before the annuity date with 30 days notice to us. Your annuity date cannot be any earlier than one month after you buy the contract.

ANNUITY PAYMENTS

You will receive ANNUITY PAYMENTS during the income phase. In general, annuity payments must begin by the annuitant's 85th birthday or 10 years from the date the contract was issued, whichever is later (this requirement may differ slightly for special programs and may be changed by us). The ANNUITANT is the person whose life we look to when we make annuity payments.

During the income phase, you have the same investment choices you had just before the start of the income phase. At the annuity date, you can choose whether payments will come from the:

..  fixed account,

..  the investment portfolio(s) or

..  a combination of both.

If you don't tell us otherwise, your annuity payments will be based on the investment allocations that were in place on the annuity date.

If you choose to have any portion of your annuity payments come from the investment portfolio(s), the dollar amount of your payment will depend upon 3 things:

1) the value of your contract in the investment portfolio(s) on the annuity date,

2) the 3% assumed investment return used in the annuity table for the contract, and

3) the performance of the investment portfolios you selected.

If the actual performance exceeds the 3% assumed investment return, your annuity payments will increase. Similarly, if the actual investment rate is less than 3%, your annuity payments will decrease.

Annuity payments are made monthly unless you have less than $5,000 to apply toward a payment, except in New Jersey ($2,000 if the contract is issued in Massachusetts or Texas). In that case, MetLife Investors may pay your annuity payment in a single lump sum. Likewise, if your annuity payments would be less than $100 a month ($20 in Texas), MetLife Investors has the right to change the frequency of payments so that your annuity payments are at least $100 ($20 in Texas).

ANNUITY OPTIONS

You can choose among income plans. We call those ANNUITY OPTIONS. We ask you to choose an annuity option when you purchase the contract. You can change it at any time before the annuity date with 30 days notice to us. If you do not choose an annuity option at the time you purchase the contract, we will assume that you selected Option 2 which provides a life annuity with 10 years of guaranteed payments.

You can choose one of the following annuity options or any other annuity option acceptable to MetLife Investors. After annuity payments begin, you cannot change the annuity option.

OPTION 1. LIFE ANNUITY. Under this option, we will make an annuity payment each month so long as the annuitant is alive. After the annuitant dies, we stop making annuity payments. It is possible under this option to receive only one annuity payment if the annuitant dies before the due date of the second payment or only two annuity payments if death occurs before the due date of the third payment, and so on.

OPTION 2. LIFE ANNUITY WITH 5, 10 OR 20 YEARS GUARANTEED. Under this option, we will make an annuity payment each month so long as the annuitant is alive. However, if, when the annuitant dies, we have made annuity payments for less than the selected guaranteed period, we will then continue to make annuity payments for the rest of the guaranteed period to the beneficiary. If the beneficiary does not want to receive annuity payments, he or she can ask us for a single lump sum. Due to underwriting or Internal Revenue Code considerations, there may be limitations on the payments or duration of the guarantee period under Option 2.

OPTION 3. JOINT AND LAST SURVIVOR ANNUITY. Under this option, we will make annuity payments each month so long as the annuitant and a second person are both alive. When either of these people dies, we will continue to make annuity payments, so long as the survivor continues to live. The amount of the annuity payments we will make to the survivor can be equal to 100%, 66 2/3% or 50% of the amount that we would have paid if both were alive. If both Annuitants die after the first payment and before the second payment, then we will make only one payment. Due to underwriting, administrative or Internal Revenue Code considerations, there may be limitations on payments to the survivor under Option 3 and/or the duration of the guarantee period under Option 2.

We may require proof of age or sex of an annuitant before making any annuity payments under the contract that are measured by the annuitant's life. If the age or sex of the annuitant has been misstated, the amount payable will be the amount that the account value would have provided at the correct age or sex. Once annuity payments have begun, any underpayments will be made up in one sum with the next annuity payment. Any overpayments will be deducted from future annuity payments until the total is repaid.

Where required by state law, the annuitant's sex will not be taken into consideration. If you were issued a contract before state law mandated unisex annuity rates (if applicable in your state) and that contract had annuity rates that took the annuitant's sex into account, the annuity rates we use for that contract will not be less than the guaranteed rates in the contract when it was issued.

You may not commute any option involving a life contingency, whether fixed or variable, prior to the death of the last surviving annuitant. Upon the death of the last surviving annuitant, the beneficiary may choose to continue receiving income payments or to receive the commuted value of the remaining guaranteed payments. For variable annuity options, the calculation of the commuted value will be done using the assumed investment return applicable to the Contract (See "Variable Annuity Payments"). For fixed annuity options, the calculation of the commuted value will be done using the then current annuity option rates.

In addition to the annuity options described above, we may offer an additional payment option that would allow your beneficiary to take distribution of the contract value over a period not extending beyond his or her life expectancy. Under this option, annual distributions would not be made in the form of an annuity, but would be calculated in a manner similar to the calculation of required minimum distributions from IRAs. (See "Federal Income Tax Status.") We intend to make this payment option available to both tax qualified and non-tax qualified contracts.

In the event that you purchased the contract as the beneficiary of a deceased person's IRA, you must take distribution of the contract value in accordance with the minimum required distribution rules set forth in applicable tax law. (See "Federal Income Tax Status.") You may choose any death benefit available under the contract, but certain other contract provisions and programs will not be available. Upon your death, the death benefit would be required to be distributed to your beneficiary at least as rapidly as under the method of distribution in effect at the time of your death.

VARIABLE ANNUITY PAYMENTS

The Adjusted Contract Value (the account value, less any applicable premium taxes, account fee, and any prorated rider charge) is determined at the annuity date. The first variable annuity payment will be based upon the Adjusted Contract Value, the annuity option elected, the annuitant's age and sex, and the appropriate variable annuity option table. In some states, the payment does not vary based on the sex of the annuitant. If, as of the annuity calculation date, the then current variable annuity option rates applicable to this class of contracts provide a first annuity payment greater than that which is guaranteed under the same annuity option under this contract, the greater payment will be made.

The dollar amount of variable annuity payments after the first payment is determined as follows:

.. The dollar amount of the first variable annuity payment is divided by the value of an annuity unit for each applicable investment portfolio as of the annuity date. This establishes the number of annuity units for each payment. The number of annuity units for each applicable investment portfolio remains fixed during the annuity period, provided that transfers among the subaccounts will be made by converting the number of annuity units being transferred to the number of annuity units of the subaccount to which the transfer is made, and the number of annuity units will be adjusted for transfers to a fixed annuity option. Please see "Transfers During the Income Phase" for details.

.. The fixed number of annuity units per payment in each investment portfolio is multiplied by the annuity unit value for that investment portfolio for the last Valuation Period of the month preceding the month for which the payment is due. This result is the dollar amount of the payment for each applicable investment portfolio, less any account fee. The account fee will be deducted pro rata out of each annuity payment.

.. The total dollar amount of each variable annuity payment is the sum of all investment portfolio variable annuity payments.

ANNUITY UNIT. The initial annuity unit value for each investment portfolio of the Separate Account was set by us. The subsequent annuity unit value for each investment portfolio is determined by multiplying the annuity unit value for the immediately preceding business day by the net investment factor (see the Statement of Additional Information for a definition) for the investment portfolio for the current business day and multiplying the result by a factor for each day since the last business day which represents the daily equivalent of the AIR.

FIXED ANNUITY PAYMENTS

The Adjusted Contract Value (defined above under "Variable Annuity Payments") on the day immediately preceding the annuity date will be used to determine a fixed annuity payment. The annuity payment will be based upon the annuity option elected and the appropriate annuity option table. In some states, the payment does not vary based on the sex of the annuitant. If, as of the annuity calculation date, the then current annuity option rates applicable to this class of contracts provide an annuity payment greater than that which is guaranteed under the same annuity option under this contract, the greater payment will be made. You may not make a transfer from the fixed annuity option to the variable annuity option.

3.  PURCHASE

PURCHASE PAYMENTS

A PURCHASE PAYMENT is the money you give us to invest in the contract. The maximum aggregate purchase payments we accept is $1 million without our prior approval. You can make additional purchase payments of $500 or more during the accumulation phase. MetLife Investors reserves the right to reject any purchase payment (except in New Jersey).

We reserve the right to refuse purchase payments made via a personal check in excess of $100,000. Purchase payments over $100,000 may be accepted in other forms, including but not limited to, EFT/wire transfers, certified checks, corporate checks, and checks written on financial institutions. The form in which we receive a purchase payment may determine how soon subsequent disbursement requests may be fulfilled. (See "Access To Your Money.")

If you send your purchase payments or transaction requests to an address other than the one we have designated for receipt of such purchase payments or requests, we may return the purchase payment to you, or there may be a delay in applying the purchase payment or transaction to your contract. We will not accept purchase payments made with cash, money orders, or travelers checks.

ALLOCATION OF PURCHASE PAYMENTS

If you make additional purchase payments, we will allocate them in the same way as your first purchase payment unless you tell us otherwise. There is a $500 minimum allocation requirement for the fixed account and for each investment portfolio.

If you make additional purchase payments, we will credit these amounts to your contract within one business day. Our business day closes when the New York Stock Exchange closes, usually 4:00 P.M. Eastern Time.

ACCUMULATION UNITS

The value of the variable annuity portion of your contract will go up or down depending upon the investment performance of the investment portfolio(s) you choose. In order to keep track of the value of your contract, we use a unit of measure we call an ACCUMULATION UNIT. (An accumulation unit works like a share of a mutual fund.) During the income phase of the contract we call the unit an ANNUITY UNIT.

Every business day we determine the value of an accumulation unit for each of the investment portfolios by multiplying the accumulation unit value for the immediately preceding business day by a factor for the current business day. The factor is determined by:

1) dividing the net asset value of an investment portfolio at the end of the current business day, plus any dividend or capital gains per share declared on behalf of the investment portfolio as of that day, by the net asset value of an investment portfolio for the previous business day, and

2) multiplying it by one minus the daily amount of the insurance charges and any charges for each day since the last business day for taxes.

The value of an accumulation unit may go up or down from day to day.

When you make a purchase payment, we credit your contract with accumulation units. The number of accumulation units credited is determined by dividing the amount of the purchase payment allocated to an investment portfolio by the value of the accumulation unit for that investment portfolio.

We calculate the value of an accumulation unit for each investment portfolio after the New York Stock Exchange closes each day (generally 4:00 P.M. Eastern
Time) and then credit your contract.

EXAMPLE:

  On Monday we receive an additional purchase payment of $5,000 from you before 4:00 P.M. Eastern Time. You have told us you want this to go to the Lord Abbett Bond Debenture Portfolio. When the New York Stock Exchange closes on that Monday, we determine that the value of an accumulation unit for the Lord Abbett Bond Debenture Portfolio is $13.90. We then divide $5,000 by $13.90 and credit your contract on Monday night with 359.71 accumulation units for the Lord Abbett Bond Debenture Portfolio.

ACCOUNT VALUE

Account Value is equal to the sum of your interests in the investment portfolios and the fixed account. Your interest in each investment portfolio is determined by multiplying the number of accumulation units for that portfolio by the value of the accumulation unit.

4.  INVESTMENT OPTIONS

The contract offers the INVESTMENT PORTFOLIOS which are listed below for allocation of purchase payments and transfers. CERTAIN PORTFOLIOS LISTED BELOW MAY NOT BE AVAILABLE WITH YOUR CONTRACT. APPENDIX B - PART 2 CONTAINS A LIST OF THE PORTFOLIOS AVAILABLE WITH YOUR CONTRACT. Currently, you can only invest in 15 investment portfolios at any one time. Additional investment portfolios may be available in the future.

YOU SHOULD READ THE PROSPECTUSES FOR THESE FUNDS CAREFULLY. YOU CAN OBTAIN COPIES OF THE FUND PROSPECTUSES BY CALLING OR WRITING TO US AT: METLIFE INVESTORS INSURANCE COMPANY, ANNUITY SERVICE OFFICE, P.O. BOX 10366, DES MOINES, IOWA, 50306-0366, (800) 343-8496. YOU CAN ALSO OBTAIN INFORMATION ABOUT THE FUNDS (INCLUDING A COPY OF THE STATEMENT OF ADDITIONAL INFORMATION) BY ACCESSING THE SECURITIES & EXCHANGE COMMISSION WEBSITE AT HTTP://WWW.SEC.GOV. APPENDIX B CONTAINS A SUMMARY OF THE NAMES OF THE INVESTMENT ADVISERS AND SUBADVISERS OF THE INVESTMENT PORTFOLIOS AND THEIR INVESTMENT OBJECTIVES AND STRATEGIES.

The investment objectives and policies of certain of the investment portfolios are similar to the investment objectives and policies of other mutual funds that certain of the same investment advisers manage. Although the objectives and policies may be similar, the investment results of the investment portfolios may be higher or lower than the results of such other mutual funds. The investment advisers cannot guarantee, and make no representation, that the investment results of similar funds will be comparable even though the funds have the same investment advisers.

An investment portfolio's performance may be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities, initial public offerings
(IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. An investment portfolio may not experience similar performance as its assets grow.

Shares of the investment portfolios may be offered in connection with certain variable annuity contracts and variable life insurance policies of various life insurance companies which may or may not be affiliated with MetLife Investors. Certain investment portfolios may also be sold directly to qualified plans. The investment portfolios believe that offering their shares in this manner will not be disadvantageous to you.

CERTAIN PAYMENTS WE RECEIVE WITH REGARD TO THE INVESTMENT PORTFOLIOS. An investment adviser (other than our affiliate MetLife Advisers, LLC) or subadviser of an investment portfolio, or its affiliates, may make payments to us and/or certain of our affiliates. These payments may be used for a variety of purposes, including payment of expenses for certain administrative, marketing, and support services with respect to the contracts and, in the Company's role as an intermediary, with respect to the investment portfolios. The Company and its affiliates may profit from these payments. These payments may be derived, in whole or in part, from the advisory fee deducted from investment portfolio assets. Contract owners, through their indirect investment in the investment portfolios, bear the costs of these advisory fees (see the investment portfolios' prospectuses for more information). The amount of the payments we receive is based on a percentage of assets of the investment portfolios attributable to the contracts and certain other variable insurance products that we and our affiliates issue. These percentages differ and some advisers or subadvisers (or other affiliates) may pay us more than others. These percentages currently range up to 0.50%.

Additionally, an investment adviser or subadviser of an investment portfolio or its affiliates may provide us with wholesaling services that assist in the distribution of the contracts and may pay us and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the adviser or subadviser (or their affiliate) with increased access to persons involved in the distribution of the contracts.

We and/or certain of our affiliated insurance companies have joint ownership interests in affiliated investment adviser MetLife Advisers, LLC, which is formed as a "limited liability company". Our ownership interests in MetLife Advisers, LLC entitle us to profit distributions if the adviser makes a profit with respect to the advisory fees it receives from the investment portfolios. We will benefit accordingly from assets allocated to the investment portfolios to the extent they result in profits to the adviser. (See "Fee Tables and Examples - Investment Portfolios Expenses" for information on the management fees paid by the investment portfolios and the Statement of Additional Information for the investment portfolios for information on the management fees paid by the adviser to the subadvisers.)

Certain investment portfolios have adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940. An investment portfolio's 12b-1 Plan, if any, is described in more detail in the investment portfolio's prospectus. (See "Fee Tables and Examples - Investment Portfolios Expenses" and "Other Information" - "Distributor") Any payments we receive pursuant to those 12b-1 Plans are paid to us or our distributor. Payments under an investment portfolio's 12b-1 Plan decrease the investment portfolio's investment return.

We select the investment portfolios offered through this contract based on a number of criteria, including asset class coverage, the strength of the adviser's or subadviser's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the investment portfolio's adviser or subadviser is one of our affiliates or whether the investment portfolio, its adviser, its subadviser(s), or an affiliate will make payments to us or our affiliates. In this regard, the profit distributions we receive from our affiliated investment advisers are a component of the total revenue that we consider in configuring the features and investment choices available in the variable insurance products that we and our affiliated insurance companies issue. Since we and our affiliated insurance companies may benefit more from the allocation of assets to investment portfolios advised by our affiliates than those that are not, we may be more inclined to offer investment portfolios advised by our affiliates in the variable insurance products we issue. We review the investment portfolios periodically and may remove an investment portfolio or limit its availability to new purchase payments and/or transfers of account value if we determine that the investment portfolio no longer meets one or more of the selection criteria, and/or if the investment portfolio/Eligible Fund has not attracted significant allocations from contract owners. In some cases, we have included investment portfolios based on recommendations made by selling firms. These selling firms may receive payments from the investment portfolios they recommend and may benefit accordingly from the allocation of contract value to such investment portfolios.

WE DO NOT PROVIDE ANY INVESTMENT ADVICE AND DO NOT RECOMMEND OR ENDORSE ANY PARTICULAR INVESTMENT PORTFOLIO. YOU BEAR THE RISK OF ANY DECLINE IN THE ACCOUNT VALUE OF YOUR CONTRACT RESULTING FROM THE PERFORMANCE OF THE INVESTMENT PORTFOLIOS YOU HAVE CHOSEN.

AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS) (SERIES I)

AIM Variable Insurance Funds (Invesco Variable Insurance Funds) is a mutual fund with multiple portfolios. Invesco Advisers, Inc. is the investment adviser to each portfolio. The following Series I portfolio is available under the contract:

 Invesco V.I. International Growth Fund

FIDELITY(R) VARIABLE INSURANCE PRODUCTS (INITIAL CLASS)

Fidelity Variable Insurance Products is a mutual fund with multiple portfolios. Fidelity Management & Research Company is the investment manager. The following Initial Class portfolios are available under the contract:

 Equity-Income Portfolio
 Growth Opportunities Portfolio

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST (CLASS 1)


Franklin Templeton Variable Insurance Products Trust consists of multiple portfolios. Templeton Investment Counsel, LLC is the investment adviser for the following Class 1 portfolio available under the contract:


 Templeton Foreign Securities Fund



MET INVESTORS SERIES TRUST (CLASS A (OR CLASS B AS NOTED))


Met Investors Series Trust is a mutual fund with multiple portfolios. MetLife Advisers, LLC, an affiliate of MetLife Investors, is the investment adviser to Met Investors Series Trust. MetLife Advisers, LLC has engaged subadvisers to provide investment advice for the individual investment portfolios. The following Class A (or Class B as noted) portfolios are available under the contract:


 Clarion Global Real Estate Portfolio
 Lazard Mid Cap Portfolio

 Legg Mason ClearBridge Aggressive Growth Portfolio
 Lord Abbett Bond Debenture Portfolio


 Lord Abbett Mid Cap Value Portfolio

 Met/Templeton Growth Portfolio

 MFS(R) Emerging Markets Equity Portfolio
 MFS(R) Research International Portfolio
 Morgan Stanley Mid Cap Growth Portfolio
 Oppenheimer Capital Appreciation Portfolio (Class A and Class B)
 PIMCO Total Return Portfolio
 Pioneer Fund Portfolio

 T. Rowe Price Large Cap Value Portfolio

 Van Kampen Comstock Portfolio (Class B)

METROPOLITAN SERIES FUND, INC. (CLASS A (OR CLASS B AS NOTED))

Metropolitan Series Fund, Inc. is a mutual fund with multiple portfolios. MetLife Advisers, LLC is the investment adviser to the portfolios. MetLife Advisers, LLC has engaged subadvisers to provide investment advice for the individual investment portfolios. The following Class A (or Class B as noted) portfolios are available under the contract:

 Artio International Stock Portfolio
 BlackRock Bond Income Portfolio (Class A and Class B)
 BlackRock Money Market Portfolio
 Davis Venture Value Portfolio
 Jennison Growth Portfolio
 MFS(R) Total Return Portfolio
 MFS(R) Value Portfolio (Class B)
 Oppenheimer Global Equity Portfolio (Class B)
 T. Rowe Price Large Cap Growth Portfolio
 T. Rowe Price Small Cap Growth Portfolio
 Western Asset Management Strategic Bond Opportunities Portfolio

PUTNAM VARIABLE TRUST (CLASS IB)

Putnam Variable Trust is a mutual fund with multiple portfolios. Putnam Investment Management, LLC is the investment adviser to each portfolio. The following Class IB portfolio is available under the contract:

 Putnam VT Equity Income Fund

TRANSFERS

You can transfer a portion of your account value among the fixed account and the investment portfolios.

MetLife Investors has reserved the right during the year to terminate or modify the transfer provisions described below, subject to applicable Federal and state laws and regulations. (See "Investment Options - Market Timing.")

TELEPHONE TRANSFERS. You and/or your registered representative on your behalf, can make transfers by telephone, Internet or other means acceptable to MetLife Investors. Telephone transfers will be automatically permitted unless you tell us otherwise. If you own the contract with a joint owner, unless MetLife Investors is instructed otherwise, MetLife Investors will accept instructions from either you or the other owner. MetLife Investors will use reasonable procedures to confirm that instructions given us by telephone are genuine. MetLife Investors may tape record telephone instructions. We will consider telephone and Internet transfer requests received after 4:00 P.M. Eastern Time to be received the following business day.

TRANSFERS DURING THE ACCUMULATION PHASE. You can make 12 transfers every year during the accumulation phase without charge. We measure a year from the anniversary of the day we issued your contract. You can make a transfer to or from the fixed account and to or from any investment portfolio. If you make more than 12 transfers in a year, there is a transfer fee deducted. The following apply to any transfer during the accumulation phase:

1. The minimum amount which you can transfer is $500 or your entire value in the investment portfolio or fixed account.

2. Your request for transfer must clearly state which investment portfolio(s) or the fixed account are involved in the transfer.

3. Your request for transfer must clearly state how much the transfer is for.

4. You cannot make any transfers within 7 calendar days of the annuity date.

TRANSFERS DURING THE INCOME PHASE. You can only make transfers between the investment portfolios once each year. We measure a year from the anniversary of the day we issued your contract. You cannot transfer from the fixed account to an investment portfolio, but you can transfer from one or more investment portfolios to the fixed account at any time.

MARKET TIMING

Frequent requests from Contract Owners to transfer account value may dilute the value of an investment portfolio's shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the investment portfolio and the reflection of that change in the investment portfolio's share price ("arbitrage trading"). Regardless of the existence of pricing inefficiencies, frequent transfers may also increase brokerage and administrative costs of the underlying investment portfolios and may disrupt portfolio management strategy, requiring an investment portfolio to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations ("disruptive trading"). Accordingly, arbitrage trading and disruptive trading activities (referred to collectively as "market timing") may adversely affect the long-term performance of the investment portfolios, which may in turn adversely affect Contract Owners and other persons who may have an interest in the Contracts (e.g., annuitants and beneficiaries).


We have policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield investment portfolios i.e., Invesco V.I. International Growth Fund, Templeton Foreign Securities Fund, Clarion Global Real Estate Portfolio, Lord Abbett Bond Debenture Portfolio, Met/Templeton Growth Portfolio, MFS(R) Emerging Markets Equity Portfolio, MFS(R) Research International Portfolio, Artio International Stock Portfolio, Oppenheimer Global Equity Portfolio, T. Rowe Price Small Cap Growth Portfolio and Western Asset Management Strategic Bond Opportunities Portfolio (the "Monitored Portfolios"), and we monitor transfer activity in those Monitored Portfolios. We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Portfolios within given periods of time.


For example, we currently monitor transfer activity to determine if, for each category of international, small-cap and high-yield portfolios, in a 12-month period there were (1) six or more transfers involving the given category; (2) cumulative gross transfers involving the given category that exceed the current account value; and (3) two or more "round-trips" involving any portfolio in the given category. A round-trip generally is defined as a transfer in followed by a transfer out within the next seven calendar days or a transfer out followed by a transfer in within the next seven calendar days, in either case subject to certain criteria.

We do not believe that other investment portfolios present a significant opportunity to engage in arbitrage trading and therefore do not monitor transfer activity in those investment portfolios. We may change the Monitored Portfolios at any time without notice in our sole discretion. In addition to monitoring transfer activity in certain investment portfolios, we rely on the underlying investment portfolios to bring any potential disruptive trading activity they identify to our attention for investigation on a case-by-case basis. We will also investigate any other harmful transfer activity that we identify from time to time. We may revise these policies and procedures in our sole discretion at any time without prior notice.

Our policies and procedures may result in transfer restrictions being applied to deter market timing. Currently, when we detect transfer activity in the Monitored Portfolios that exceeds our current transfer limits, or other transfer activity that we believe may be harmful to other Contract Owners or other persons who have an interest in the Contracts, we require all future transfer requests to or from any Monitored Portfolios or other identified portfolios under that Contract to be submitted with an original signature.

Transfers made under a Dollar Cost Averaging Program, a rebalancing program or, if applicable, any asset allocation program described in this prospectus are not treated as transfers when we evaluate trading patterns for market timing.

The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those investment portfolios that we believe are susceptible to arbitrage trading, or the determination of the transfer limits. Our ability to detect and/or restrict such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Contract Owners to avoid such detection. Our ability to restrict such transfer activity may also be limited by provisions of the Contract. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Contract Owners and other persons with interests in the Contracts. We do not accommodate market timing in any investment portfolios and there are no arrangements in place to permit any Contract Owner to engage in market timing; we apply our policies and procedures without exception, waiver or special arrangement.

The investment portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares and we reserve the right to enforce these policies and procedures. For example, investment portfolios may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the investment portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the investment portfolios, we have entered into a written agreement, as required by SEC regulation, with each investment portfolio or its principal underwriter that obligates us to provide to the investment portfolio promptly upon request certain information about the trading activity of individual Contract Owners, and to execute instructions from the investment portfolio to restrict or prohibit further purchases or transfers by specific Contract Owners who violate the frequent trading policies established by the investment portfolio.

In addition, contract owners and other persons with interests in the contracts should be aware that the purchase and redemption orders received by the investment portfolios generally are "omnibus" orders from intermediaries, such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the investment portfolios in their ability to apply their frequent trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the investment portfolios (and thus Contract Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the investment portfolios. If an investment portfolio believes that an omnibus order reflects one or more transfer requests from Contract Owners engaged in disruptive trading activity, the investment portfolio may reject the entire omnibus order.

In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the investment portfolios, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing activities (even if an entire omnibus order is rejected due to the market timing activity of a single Contract Owner). You should read the investment portfolio prospectuses for more details.

DOLLAR COST AVERAGING PROGRAM

The Dollar Cost Averaging Program allows you to systematically transfer a set amount each month from the BlackRock Money Market Portfolio or the fixed account to any of the other investment portfolio(s) you select. By allocating amounts on a regular schedule as opposed to allocating the total amount at one particular time, you may be less susceptible to the impact of market fluctuations. The Dollar Cost Averaging Program is available only during the accumulation phase.

The minimum amount which can be transferred each month is $500. You must have at least $6,000 in the BlackRock Money Market Portfolio or the fixed account, (or the amount required to complete your program, if less) in order to participate in the Dollar Cost Averaging Program. Currently, MetLife Investors does not charge for participating in the Dollar Cost Averaging Program. MetLife Investors will waive the minimum transfer amount and the minimum amount required to establish dollar cost averaging if you establish dollar cost averaging for 6 or 12 months at the time you bought the contract.

MetLife Investors reserves the right to modify, terminate or suspend the Dollar Cost Averaging Program.

If you participate in the Dollar Cost Averaging Program, the transfers made under the program are not taken into account in determining any transfer fee. You may not participate in the Dollar Cost Averaging Program and Automatic Rebalancing Program at the same time. MetLife Investors may, from time to time, offer other dollar cost averaging programs which may have terms different from those described above.

AUTOMATIC REBALANCING PROGRAM

Once your money has been allocated to the investment portfolios, the performance of each portfolio may cause your allocation to shift. You can direct us to automatically rebalance your contract to return to your original percentage allocations by selecting our Automatic Rebalancing Program. You can tell us whether to rebalance quarterly, semi-annually or annually. An automatic rebalancing program is intended to transfer contract value from those portfolios that have increased in value to those that have declined or not increased as much in value. Over time, this method of investing may help you "buy low and sell high," although there can be no assurance that this objective will be achieved. Automatic rebalancing does not guarantee profits nor does it assure that you will not have losses. We will measure these periods from the anniversary of the date we issued your contract. The transfer date will be the 1st business day after the end of the period you selected.

The Automatic Rebalancing Program is available only during the accumulation phase. Currently, MetLife Investors does not charge for participating in the Automatic Rebalancing Program. If you participate in the Automatic Rebalancing Program, the transfers made under the program are not taken into account in determining any transfer fee.

EXAMPLE:


  Assume that you want your initial purchase payment split between 2 investment portfolios. You want 40% to be in the Lord Abbett Bond Debenture Portfolio and 60% to be in the T. Rowe Price Large Cap Value Portfolio. Over the next
  2 1/2 months the bond market does very well while the stock market performs poorly. At the end of the first quarter, the Lord Abbett Bond Debenture Portfolio now represents 50% of your holdings because of its increase in value. If you have chosen to have your holdings rebalanced quarterly, on the first day of the next quarter, MetLife Investors will sell some of your units in the Lord Abbett Bond Debenture Portfolio to bring its value back to 40% and use the money to buy more units in the T. Rowe Price Large Cap Value Portfolio to increase those holdings to 60%.


VOTING RIGHTS

MetLife Investors is the legal owner of the investment portfolio shares. However, MetLife Investors believes that when an investment portfolio solicits proxies in conjunction with a vote of shareholders, it is required to obtain from you and other affected owners instructions as to how to vote those shares. When we receive those instructions, we will vote all of the shares we own in proportion to those instructions. This will also include any shares that we own on our own behalf. The effect of this proportional voting is that a small number of contract owners may control the outcome of a vote. Should MetLife Investors determine that it is no longer required to comply with the above, it will vote the shares in its own right.

SUBSTITUTION

If investment in the investment portfolios or a particular investment portfolio is no longer possible, in our judgment becomes inappropriate for purposes of the contract or for any other reason in our sole discretion, we may substitute another investment portfolio or investment portfolios without your consent. The substituted investment portfolio may have different fees and expenses. Substitution may be made with respect to existing investments or the investment of the future purchase payments, or both. However, we will not make such substitution without any necessary approval of the Securities and Exchange Commission. Furthermore, we may close investment portfolios to allocation of purchase payments or account value, or both, at any time in our sole discretion.

5.  EXPENSES

There are charges and other expenses associated with the contracts that reduce the return on your investment in the contract. These charges and expenses are:

INSURANCE CHARGES

Each day, MetLife Investors makes a deduction for its insurance charges. MetLife Investors does this as part of its calculation of the value of the accumulation units and the annuity units (i.e., during the accumulation phase and the income phase). The insurance charge has two parts:

..  the mortality and expense risk premium, and

..  the administrative expense charge.

MORTALITY AND EXPENSE RISK PREMIUM. This charge is equivalent, on an annual basis, to 1.25% of the average daily net asset value of each investment portfolio. This charge is for the insurance benefits, e.g., guarantee of annuity rates, the death benefits, for certain expenses of the contract, and for assuming the risk (expense risk) that the current charges will be insufficient in the future to cover the cost of administering the contract. If the charges under the contract are not sufficient, then MetLife Investors will bear the loss. MetLife Investors does, however, expect to profit from this charge. The mortality and expense risk premium cannot be increased. MetLife Investors may use any profits it makes from this charge to pay for the costs of distributing the contract.

ADMINISTRATIVE EXPENSE CHARGE. This charge is equal, on an annual basis, to 0.15% of the average daily net asset value of the each investment portfolio. This charge, together with the contract maintenance charge (see below), is for the expenses associated with the administration of the contract. Some of these expenses are: preparation of the contract, confirmations, annual reports and statements, maintenance of contract records, personnel costs, legal and accounting fees, filing fees, and computer and systems costs. Because this charge is taken out of every unit value, you may pay more in administrative costs than those that are associated solely with your contract. MetLife Investors does not intend to profit from this charge. However, if this charge and the contract maintenance charge are not enough to cover the costs of the contracts in the future, MetLife Investors will bear the loss.

CONTRACT MAINTENANCE CHARGE

During the accumulation phase, every year on the anniversary of the date when your contract was issued, MetLife Investors deducts $30 from your contract as a contract maintenance charge. (In South Carolina, the charge is the lesser of $30 or 2% of the value of the contract.) This charge is for administrative expenses (see above). This charge cannot be increased.

MetLife Investors will not deduct this charge during the accumulation phase if when the deduction is to be made, the value of your contract is $50,000 or more. MetLife Investors may some time in the future discontinue this practice and deduct the charge.

If you make a complete withdrawal from your contract, the contract maintenance charge will also be deducted.

A pro rata portion of the charge will be deducted if the annuity date is other than an anniversary. After the annuity date, the charge will be collected monthly out of the annuity payment.

WITHDRAWAL CHARGE

During the accumulation phase, you can make withdrawals from your contract. MetLife Investors keeps track of each purchase payment. Once a year after the first year (and once a year during the first year for purposes of payment of charitable remainder trust administration fees), you can withdraw up to 10% of your total purchase payments and no withdrawal charge will be assessed on the 10%, if on the day you make your withdrawal (in New Jersey, on the day MetLife Investors processes the withdrawal) the value of your contract is $5,000 or more. Withdrawals for purposes of payment of charitable remainder trust administration fees are included in the 10% free withdrawal amount. Otherwise, the charge is 5% of each purchase payment you take out unless the purchase payment was made more than 5 years ago. After MetLife Investors has had a purchase payment for 5 years, there is no charge when you withdraw that purchase payment. MetLife Investors does not assess a withdrawal charge on earnings withdrawn from the contract. Earnings are defined as the value in your contract minus the remaining purchase payments in your contract. The withdrawal order for calculating the withdrawal charge is shown below.

..  10% of purchase payments free.

.. Remaining purchase payments that are over 5 years old and not subject to a withdrawal charge.

..  Earnings in the contract free.

.. Remaining purchase payments that are less than 5 years old and are subject to a withdrawal charge.

For purposes of calculating the withdrawal charge, slightly different rules may apply to Section 1035 exchanges.

When the withdrawal is for only part of the value of your contract, the withdrawal charge is deducted from the remaining value in your contract.


The withdrawal charge may be assessed if prior purchase payments are withdrawn pursuant to a divorce or separation instrument, if permissible under tax law.


MetLife Investors does not assess the withdrawal charge on any payments paid out as annuity payments or as death benefits.


In addition, we do not assess the withdrawal charge on withdrawals of required minimum distributions or excess contributions from Qualified Contracts. This exception only applies to amounts required to be distributed from the contract.


NOTE: For tax purposes, earnings are considered to come out first.

REDUCTION OR ELIMINATION OF THE WITHDRAWAL CHARGE

GENERAL. MetLife Investors may reduce or eliminate the amount of the withdrawal charge when the contract is sold under circumstances which reduce its sales expense. Some examples are: if there is a large group of individuals that will be purchasing the contract or a prospective purchaser already had a relationship with MetLife Investors. MetLife

Investors may not deduct a withdrawal charge under a contract issued to an officer, director or employee of MetLife Investors or any of its affiliates and we may not deduct a withdrawal charge under a contract issued to an officer, director or employee or family member of an officer, director or employee of a broker-dealer which is participating in the offering of the contract.

NURSING HOME WAIVER. After you have owned the contract for one year, if you, or your joint owner, becomes confined to a nursing home or hospital for at least 90 consecutive days under a doctor's care and you need part or all of the money from your contract, MetLife Investors will not impose a withdrawal charge. You or your joint owner cannot have been so confined when you purchased your contract (confinement must begin after the first contract anniversary) if you want to take advantage of this provision. This is called the Nursing Home Waiver. This provision is not available in all states.

PREMIUM TAXES AND OTHER TAXES

Some states and other governmental entities (e.g., municipalities) charge premium taxes or similar taxes. MetLife Investors is responsible for the payment of these taxes and will make a deduction from the value of the contract for them. Some of these taxes are due when the contract is issued, others are due when annuity payments begin. It is MetLife Investors' current practice to not charge anyone for these taxes until annuity payments begin. MetLife Investors may, some time in the future, discontinue this practice and assess the charge when the tax is due. Premium taxes generally range from 0% to 3.5%, depending on the state.

We also reserve the right to deduct from purchase payments, contract values, withdrawals or income payments, any taxes (including, but not limited to, premium taxes) paid by us to any government entity relating to the contracts. Examples of these taxes include, but are not limited to, generation skipping transfer tax or a similar excise tax under federal or state tax law which is imposed on payments we make to certain persons and income tax withholdings on withdrawals and income payments to the extent required by law. We will, at our sole discretion, determine when taxes relate to the contracts. We may, at our sole discretion, pay taxes when due and deduct that amount from the contract value at a later date. Payment at an earlier date does not waive any right we may have to deduct amounts at a later date.

TRANSFER FEE

You can make 12 free transfers every year. We measure a year from the day we issue your contract. If you make more than 12 transfers a year, we will deduct a transfer fee of $25 or 2% of the amount that is transferred, whichever is less.

If the transfer is part of the Dollar Cost Averaging Program or the Automatic Rebalancing Program, it will not count in determining the transfer fee.

INVESTMENT PORTFOLIO EXPENSES

There are deductions from and expenses paid out of the assets of the various investment portfolios, which are described in the fee table in this prospectus and in the investment portfolio prospectuses. These deductions and expenses are not charges under the terms of the contract but are represented in the share values of the investment options.

An investment portfolio may assess a redemption fee up to 2% on assets that are redeemed out of an investment portfolio in connection with a withdrawal or transfer. Each investment portfolio determines the amount of the redemption fee and when the fee is imposed. The redemption fee is retained by or paid to the investment portfolio and is not retained by us. The redemption fee will be deducted from your account value. For more information, see the investment portfolio prospectus.

6.  ACCESS TO YOUR MONEY

You (or in the case of (3) below, your beneficiary) can have access to the money in your contract:

(1)by making a withdrawal (either a partial or a complete withdrawal);

(2)by electing to receive annuity payments; or

(3)when a death benefit is paid to your beneficiary.

Under most circumstances, withdrawals can only be made during the accumulation phase.

When you make a complete withdrawal you will receive the withdrawal value of the contract. The withdrawal value of the contract is the value of the contract at the end of the business day when MetLife Investors receives a written request for a withdrawal prior to the close of trading on the New York Stock Exchange (currently 4:00 P.M. Eastern Time):

..  less any applicable withdrawal charge,

..  less any premium tax, and

..  less any contract maintenance charge.

Unless you instruct MetLife Investors otherwise, any partial withdrawal will be made pro-rata from all the investment portfolios and the fixed account. Under most circumstances, the amount of any partial withdrawal must be for at least $500. MetLife Investors requires that after a withdrawal is made you keep at least $500 in any selected investment portfolio. If the remaining withdrawal value would be less than $500 ($1,000 in New Jersey) after you make a partial withdrawal, the partial withdrawal amount will be the remaining withdrawal value.

We may withhold payment of surrender or withdrawal proceeds if any portion of those proceeds would be derived from a contract owner's check that has not yet cleared (I.E., that could still be dishonored by your banking institution). We may use telephone, fax, Internet or other means of communications to verify that payment from the contract owner's check has been or will be collected. We will not delay payment longer than necessary for us to verify that payment has been or will be collected. Contract owners may avoid the possibility of delay in the disbursement of proceeds coming from a check that has not yet cleared by providing us with a certified check.

When you make a withdrawal, the amount of the death benefit may be reduced. See "Death Benefits."

There are limits to the amount you can withdraw from qualified plans, including 403(b) plans. For a more complete explanation see "Federal Income Tax Status" and the discussion in the Statement of Additional Information.

INCOME TAXES, TAX PENALTIES AND CERTAIN RESTRICTIONS MAY APPLY TO ANY WITHDRAWAL YOU MAKE.

SYSTEMATIC WITHDRAWAL PROGRAM

You may use the Systematic Withdrawal Program. This program provides an automatic monthly payment to you of up to 10% of your total purchase payments each year. No withdrawal charge will be made for these payments. MetLife Investors does not have any charge for this program, but reserves the right to charge in the future. While the Systematic Withdrawal Program is in effect, you can make additional withdrawals. However, such withdrawals plus the systematic withdrawals will be considered when determining the applicability of any withdrawal charge. For a discussion of the withdrawal charge and the 10% free withdrawal, see "Expenses."

INCOME TAXES, TAX PENALTIES AND CERTAIN RESTRICTIONS MAY APPLY TO SYSTEMATIC WITHDRAWALS. (SEE "FEDERAL INCOME TAX STATUS.")

SUSPENSION OF PAYMENTS OR TRANSFERS

MetLife Investors may be required to suspend or postpone payments for withdrawals or transfers for any period when:

.. the New York Stock Exchange is closed (other than customary weekend and holiday closings);

..  trading on the New York Stock Exchange is restricted;

..  an emergency exists, as determined by the Securities and Exchange
   Commission, as a result of which disposal of shares of the investment portfolios is not reasonably practicable or MetLife Investors cannot reasonably value the shares of the investment portfolios; or

.. during any other period when the Securities and Exchange Commission, by order, so permits for the protection of owners.

MetLife Investors has reserved the right to defer payment for a withdrawal or transfer from the fixed account for the period permitted by law but not for more than six months.

Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to block a contract owner's ability to make certain transactions and thereby refuse to accept any requests for transfers, withdrawals, surrenders, or death benefits until instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your contract to government regulators.

7.  PERFORMANCE

MetLife Investors periodically advertises performance of the various investment portfolios. MetLife Investors will calculate performance by determining the percentage change in the value of an accumulation unit by dividing the increase (decrease) for that unit by the value of the accumulation unit at the beginning of the period. This performance number reflects the deduction of the insurance charges. It does not reflect the deduction of any applicable contract maintenance charge and withdrawal charge. The deduction of any applicable contract maintenance charge and withdrawal charges would reduce the percentage increase or make greater any percentage decrease. Any advertisement will also include total return figures which reflect the deduction of the insurance charges, contract maintenance charge, withdrawal charges and investment portfolio expenses.

For periods starting prior to the date the contracts were first offered, the performance will be based on the historical performance of the corresponding investment portfolios for the periods commencing from the date on which the particular investment portfolio was made available through the Separate Account.

In addition, for certain investment portfolios performance may be shown for the period commencing from the inception date of the investment portfolio. These figures should not be interpreted to reflect actual historical performance of the Separate Account.

We may, from time to time, include in our advertising and sales materials performance information for funds or investment accounts related to the investment portfolios and/or their investment advisers or subadvisers. Such related performance information also may reflect the deduction of certain contract charges. We may also include in our advertising and sales materials tax deferred compounding charts and other hypothetical illustration, which may include comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets.

You should know that for any performance we illustrate, future performance will vary and results shown are not necessarily representative of future results.

8.  DEATH BENEFIT

UPON YOUR DEATH


If you die before annuity payments begin, MetLife Investors will pay a death benefit to your beneficiary (see below). The death benefit will be determined when MetLife Investors receives both due proof of death and an election for the payment method. If you have a joint owner, the death benefit will be paid when the first of you dies. Joint owners must be spouses. The surviving joint owner will be treated as the beneficiary. Note that if MetLife Investors is presented in good order with notification of your death before any requested transaction is completed (including transactions under a dollar cost averaging, portfolio rebalancing or systematic withdrawal program), we will cancel the request.


For contracts issued on or after May 1, 1999, you can select Death Benefit Option B or E. If you do not choose an option on the forms provided by MetLife Investors, Option E will be your death benefit. If, at the time you buy the contract, the endorsement for Death Benefit Option E is not approved in your state, you can select Death Benefit Option A or B. If you do not choose an option on the forms provided by MetLife Investors, Option A will be your death benefit.

If your contract was issued before May 1, 1998, you were given the opportunity to choose Death Benefit Option B or C on your next contract anniversary after May 1, 1998 (or during a 60 day period after both options were approved in your state). If you did not make an election during such time period, your death benefit was automatically enhanced to Death Benefit Option B. If on May 1, 1998, you or your joint owner were 80 or older, you were unaffected by the changes in the death benefits and Option D continues to be your death benefit.

From May 1, 1998, to April 30, 1999, at the time you bought the contract, you were given the opportunity to select Death Benefit Option A or B. If you did not choose an option on the forms provided by MetLife Investors, Option A is your death benefit.

The death benefits are described below. If you have a joint owner, the death benefit is determined based on the age of the oldest joint owner and the death benefit is payable on the death of the first joint owner.

DEATH BENEFIT OPTION A:

Prior to you, or your joint owner, reaching age 80, the death benefit will be the greatest of:

1. Total purchase payments, less any withdrawals (and any withdrawal charges paid on the withdrawals); or

2. The value of your contract at the time the death benefit is to be paid; or

3. The greatest adjusted contract value (GACV) (as explained below).

The GACV is evaluated at each contract anniversary prior to the date of your or your joint owner's death, and on each day a purchase payment or withdrawal is made. On the contract anniversary, if the current contract value is greater than the GACV, the GACV will be increased to the current value of your contract. If a purchase payment is made, the amount of the purchase payment will increase the GACV. If a withdrawal is made, the GACV will be reduced by the amount withdrawn (and any associated withdrawal charges) divided by the value of your contract immediately before the withdrawal multiplied by the GACV immediately prior to the withdrawal. The following example describes the effect of a withdrawal on the GACV:

Example: Assumed facts for example:

$10,000 current GACV
$8,000 contract value
$2,100 partial withdrawal ($ 2,000 withdrawal + $100 withdrawal charge)

New GACV = $10,000 - [($2,100/$8,000) X $10,000] which results in the current
GACV of $10,000 being reduced by $2,625

The new GACV is $7,375.

After you, or your joint owner, reaches age 80, the death benefit will be the greatest of:

1. Total purchase payments made, less any withdrawals (and any withdrawal charges paid on the withdrawals); or

2. The value of your contract at the time the death benefit is to be paid; or

3. The greatest adjusted contract value (GACV) (as explained below).

The GACV is evaluated at each contract anniversary on or before your, or your joint owner's, 80th birthday, and on each day a purchase payment or withdrawal is made. On the contract anniversary on or before your, or your joint owner's, 80th birthday, if the current contract value is greater than the GACV, the GACV will be increased to the current value of your contract. If a purchase payment is made, the amount of the purchase payment will increase the GACV. If a withdrawal is made, the example above explains the effect of a withdrawal on the GACV.

DEATH BENEFIT OPTION B:

Prior to you, or your joint owner, reaching age 80, the death benefit will be the greatest of:

1. Total purchase payments, less any withdrawals (and any withdrawal charges paid on the withdrawals) accumulated at an annual rate of 4% until the date of death; or

2. The value of your contract at the time the death benefit is to be paid; or

3. The greatest of the values of your contract resulting from taking the contract value on any five (5) year contract anniversary prior to your, or your joint owner's death; plus any payments you made subsequent to that contract anniversary, less any withdrawals (and any withdrawal charges paid on the withdrawals) subsequent to that contract anniversary.

After you, or your joint owner, reaches age 80, the death benefit will be the greatest of:

1. Total purchase payments made on or before your, or your joint owner's, 80th birthday, less any withdrawals (and any withdrawal charges paid on the withdrawals) accumulated at an annual rate of 4% until you, or your joint owner, reach age 80, plus any subsequent purchase payments, less any subsequent withdrawals (and any withdrawal charges paid on the withdrawals); or

2. The value of your contract at the time the death benefit is to be paid; or

3. The greatest of the values of the contract resulting from taking the contract value on any prior five (5) year contract anniversary on or before your or your joint owner's 80th birthday, plus any purchase payments made after that contract anniversary, less any withdrawals (and any withdrawal charges paid on the withdrawals) made after that contract anniversary.

DEATH BENEFIT OPTION C:

Prior to you, or your joint owner, reaching age 80, the death benefit will be the greatest of:

1. Total purchase payments, less any withdrawals (and any withdrawal charges paid on the withdrawals); or

2. The value of your contract at the time the death benefit is to be paid; or

3. The greatest adjusted contract value (GACV) as determined below.

The GACV is initially the death benefit determined as of the day MetLife Investors receives notice that you have elected this death benefit option. This figure is based on your existing death benefit as defined in your contract, Option D (not as defined in the endorsement for this option). The GACV is then evaluated at each subsequent contract anniversary prior to your or your joint owner's death and on each subsequent day a purchase payment or withdrawal is made. On the contract anniversary, if the current contract value is greater than the GACV, the GACV will be increased to the current value of your contract. If a purchase payment is made, the amount of the purchase payment will increase the GACV. If a withdrawal is made, the GACV will be reduced by the amount withdrawn (and any associated withdrawal charges) divided by the value of your contract immediately before the withdrawal multiplied by the GACV immediately prior to the withdrawal. The example above under Death Benefit Option A explains the effect of a withdrawal on the GACV under this death benefit option.

After you, or your joint owner, reaches age 80, the death benefit will be the greatest of:

1. Total purchase payments made, less any withdrawals (and any withdrawal charges paid on the withdrawals); or

2. The value of your contract at the time the death benefit is to be paid; or

3. The GACV as determined below.

The GACV is initially the death benefit determined as of the day MetLife Investors receives notice that you have elected this death benefit option. This figure is based on your existing death benefit as defined in your contract, Option D (not as defined in the endorsement for this option). The GACV is then evaluated at each subsequent contract anniversary on or before your, or your joint owner's, 80th birthday, and on each subsequent day a purchase payment or withdrawal is made. On the contract anniversary on or before your, or your joint owner's, 80th birthday, if the current contract value is greater than the GACV, the GACV will be increased to the current value of your contract. If a purchase payment is made, the amount of the purchase payment will increase the GACV. If a withdrawal is made, the GACV will be reduced by the amount withdrawn (and any associated withdrawal charges) divided by the value of your contract immediately before the withdrawal, multiplied by the GACV immediately prior to the withdrawal. The example above under Death Benefit Option A explains the effect of a withdrawal on the GACV under this death benefit option.

DEATH BENEFIT OPTION D:

Prior to you, or your joint owner, reaching age 80, the death benefit will be the greater of:

1. Total purchase payments, less any withdrawals (and any withdrawal charges paid on the withdrawals) accumulated at an annual rate of 4% from the date your contract was issued until the date of death; or

2. The value of your contract at the time the death benefit is to be paid; or

3. The value of your contract on the most recent five year anniversary before the date of death, plus any subsequent purchase payments, less any withdrawals (and any withdrawal charges paid on the withdrawals).

After you, or your joint owner, reaches age 80, the death benefit will be the greater of:

1. Total purchase payments, less any withdrawals (and any withdrawal charges paid on the withdrawals) accumulated at an annual rate of 4% from the date your contract was issued until you, or your joint owner, reaches age 80, plus any subsequent purchase payments, less any withdrawals (and any withdrawal charges paid on the withdrawals); or

2. The value of your contract at the time the death benefit is to be paid; or

3. The value of your contract on the most recent five year anniversary on or before you or your joint owner reaches 80, plus any purchase payments, less any withdrawals (and any withdrawal charges paid on the withdrawals).

DEATH BENEFIT OPTION E:

Prior to you, or your joint owner, reaching age 80, the death benefit will be the greatest of:

1. Total purchase payments, less any withdrawals (and any withdrawal charges paid on the withdrawals);

2. The value of your contract at the time the death benefit is to be paid; or

3. The greatest contract value on any contract anniversary prior to your, or your joint owner's death; plus any purchase payments you made subsequent to that contract anniversary, less any withdrawals (and any withdrawal charges paid on the withdrawals) subsequent to that contract anniversary.

After you, or your joint owner, reaches age 80, the death benefit will be the greatest of:

1. Total purchase payments, less any withdrawals (and any withdrawal charges paid on the withdrawals);

2. The value of your contract at the time the death benefit is to be paid; or

3. The greatest contract value on any prior contract anniversary on or before your, or your joint owner's 80th birthday; plus any purchase payments you made after that contract anniversary, less any withdrawals

   (and any withdrawal charges paid on the withdrawals) you made after that contract anniversary.

CHECK YOUR CONTRACT AND APPLICABLE ENDORSEMENT FOR YOUR DEATH BENEFIT.

The entire death benefit must be paid within 5 years of the date of death unless the beneficiary elects to have the death benefit payable under an annuity option. The death benefit payable under an annuity option must be paid over the beneficiary's lifetime or for a period not extending beyond the beneficiary's life expectancy. Payment must begin within one year of the date of death. We may also offer a payment option under which your beneficiary may receive payments, over a period not extending beyond his or her life expectancy, under a method of distribution similar to the distribution of required minimum distributions from Individual Retirement Accounts. If the beneficiary is the spouse of the owner, he/she can continue the contract in his/her own name at the then current value. If a lump sum payment is elected and all the necessary requirements are met, the payment will be made within 7 days.
Spousal continuation will not satisfy minimum required distribution rules for tax qualified contracts other than IRAs.

There are comparable rules for distributions on the death of the annuitant under tax qualified plans. As noted, we may offer a payment option under which your beneficiary may receive payments over a period not extending beyond his or her life expectancy under a method of distribution similar to the distribution of required minimum distributions from individual accounts. For tax qualified plans, if this option is elected, we will issue a new contract to your beneficiary in order to facilitate the distribution of payments. Your beneficiary may be able to choose any available optional death benefit under the new contract, but certain other contract provisions and programs will not be available. Upon the death of your beneficiary, the death benefit would be required to be distributed to your beneficiary's beneficiary at least as rapidly as under the method of distribution in effect at the time of your beneficiary's death. Moreover, if the beneficiary under a tax qualified contract is the annuitant's spouse, the tax law also generally allows distributions to begin by the year in which the annuitant would have reached
70 1/2 (which may be more or less than five years after the annuitant's death). See "Federal Income Tax Status."

Under the Internal Revenue Code, spousal continuation and certain distribution options are available only to a person who is defined as a "spouse" under the Federal Defense of Marriage Act or other applicable Federal law. All Contract provisions will be interpreted and administered in accordance with the requirements of the Internal Revenue Code. Therefore, under current Federal law, a purchaser who has or is contemplating a civil union or same-sex marriage should note that the favorable tax treatment afforded under Federal law would not be available to such same-sex partner or same-sex spouse. Same-sex partners or spouses who own or are considering the purchase of annuity products that provide benefits based upon status as a spouse should consult a tax adviser.

DEATH OF ANNUITANT

If the annuitant, not an owner or joint owner, dies before annuity payments begin, you can name a new annuitant. If no annuitant is named within 30 days of the death of the annuitant, you will become the annuitant. However, if the owner is a non-natural person (for example, a corporation), then the death or change of annuitant will be treated as the death of the owner, and a new annuitant may not be named.

Upon the death of the annuitant after annuity payments begin, the death benefit, if any, will be as provided for in the annuity option selected.

CONTROLLED PAYOUT

You may elect to have the death benefit proceeds paid to your beneficiary in the form of annuity payments for life or over a period of time that does not exceed your beneficiary's life expectancy. This election must be in writing in a form acceptable to us. You may revoke the election only in writing and only in a form acceptable to us. Upon your death, the beneficiary cannot revoke or modify your election.

9.  FEDERAL INCOME TAX STATUS

The following discussion is general in nature and is not intended as tax advice. Each person concerned should consult a competent tax adviser. No attempt is made to consider any applicable state tax or other tax laws, or to address any state and local estate, inheritance and other tax consequences of ownership or receipt of distributions under a contract.

When you invest in an annuity contract, you usually do not pay taxes on your investment gains until you withdraw the money - generally for retirement purposes. If you invest in an annuity contract as part of an individual retirement plan, pension plan or employer-sponsored retirement program, your contract is called a "QUALIFIED CONTRACT." The tax rules applicable to Qualified Contracts vary according to the type of retirement plan and the terms and conditions of the plan. You should note that for any Qualified Contract, the tax deferred accrual feature is provided by the tax qualified retirement plan, and as a result there should be reasons other than tax deferral for acquiring the contract within a qualified plan.

If your annuity is independent of any formal retirement or pension plan, it is termed a "NON-QUALIFIED CONTRACT."

Under current federal income tax law, the taxable portion of distributions under variable annuity contracts and qualified plans (including IRAs) is not eligible for the reduced tax rate applicable to long-term capital gains and qualifying dividends.

TAXATION OF NON-QUALIFIED CONTRACTS

NON-NATURAL PERSON. If a non-natural person (e.g., a corporation or a trust) owns a Non-Qualified Contract, the taxpayer generally must include in income any increase in the excess of the account value over the investment in the contract (generally, the premiums or other consideration paid for the contract) during the taxable year. There are some exceptions to this rule and a prospective owner that is not a natural person should discuss these with a tax adviser.


Naming a non-natural person as a designated beneficiary, such as a trust or estate, may eliminate the ability to stretch the payments over an individual's life or life expectancy, and may also eliminate the ability to continue these benefits beyond the otherwise allowed payout period under the Internal Revenue Code.


The following discussion generally applies to Non-Qualified Contracts owned by natural persons.

WITHDRAWALS. When a withdrawal from a Non-Qualified Contract occurs, the amount received will be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the account value immediately before the distribution over the owner's investment in the contract (generally, the premiums or other consideration paid for the contract, reduced by any amount previously distributed from the contract that was not subject to tax) at that time. In the case of a surrender under a Non-Qualified Contract, the amount received generally will be taxable only to the extent it exceeds the owner's investment in the contract.



It is conceivable that charges for certain benefits under a variable contract may be considered as deemed distributions subject to immediate taxation. Consult your tax adviser.

ADDITIONAL PENALTY TAX ON CERTAIN WITHDRAWALS. In the case of a distribution (or a deemed distribution) from a Non-Qualified Contract, there may be imposed a federal tax penalty equal to 10% of the amount treated as income. In general, however, there is no penalty on distributions:

..  made on or after the taxpayer reaches age 59 1/2;

..  made on or after the death of an owner;

..  attributable to the taxpayer's becoming disabled;

.. made as part of a series of substantially equal periodic payments (at least annually) for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her designated beneficiary; or

.. under certain immediate income annuities providing for substantially equal payments made at least annually.

Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. Also, additional exceptions apply to distributions from a Qualified Contract. You should consult a tax adviser with regard to exceptions from the penalty tax.

ANNUITY PAYMENTS. Although tax consequences may vary depending on the payout option elected under an annuity contract, a portion of each annuity payment is generally not taxed and the remainder is taxed as ordinary income. The non-taxable portion of any annuity payment is generally determined in a manner that is designed to allow you to recover your investment in the contract ratably on a tax-free basis over the expected stream of annuity payments, as determined when annuity payments start. Once your investment in the contract has been fully recovered, however, the full amount of each annuity payment is subject to tax as ordinary income. In general, the amount of each payment under a variable annuity payment option that can be excluded from Federal income tax is the remaining after-tax cost in the amount annuitized at the time such payments commence, divided by the number of expected payments, subject to certain adjustments. No deduction is permitted for any excess of such excludable amount for a year over the annuity payments actually received in that year. However, you may elect to increase the excludable amount attributable to future years by a ratable portion of such excess. Consult your tax advisor as to how to make such election and also as to how to treat the loss due to any unrecovered investment in the contract when the income stream is terminated.

The IRS has not furnished explicit guidance as to how the excludable amount is to be determined each year under variable income annuities that permit transfers between the fixed account and variable investment portfolios, as well as transfers between investment portfolios after the annuity starting date. Consult your own tax adviser.


PARTIAL ANNUITIZATION. Starting in 2011, if your contract allows and you elect to apply less than the entire account value of your contract to a payout option provided under the contract ("partial annuitization"), an exclusion ratio will apply to the annuity payments you receive, provided the payout period is for 10 years or more, or for the life of one or more individuals. Your after-tax purchase payments in the contract will be allocated pro rata between the annuitized portion of the contract and the portion that remains deferred. Consult your own independent tax adviser before you partially annuitize your contract.


TAXATION OF DEATH BENEFIT PROCEEDS. Amounts may be distributed from a Non-Qualified Contract because of your death or the death of the Annuitant. Generally, such amounts are includible in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a surrender of the contract, or (ii) if distributed under a payout option, they are taxed in the same way as annuity payments.

See the Statement of Additional Information and "Federal Income Tax Status" for a general discussion on the federal income tax rules applicable to how death benefits must be distributed.

TRANSFERS, ASSIGNMENTS OR EXCHANGES OF A CONTRACT. Where otherwise permitted under the terms of the contract, a transfer or assignment of ownership of a Non-Qualified Contract, the designation or change of an annuitant, the selection of certain maturity dates, or the exchange of a contract may result in certain adverse tax consequences to you that are not discussed herein. An owner contemplating any such transfer, assignment, exchange or event should consult a tax adviser as to the tax consequences.


WITHHOLDING. Annuity distributions are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

MULTIPLE CONTRACTS. All non-qualified deferred annuity contracts that are issued by us (or our affiliates) to the same owner during any calendar year are treated as one annuity contract for purposes of determining the amount includible in such owner's income when a taxable distribution occurs.

OWNERSHIP OF THE INVESTMENTS. In certain circumstances, owners of variable annuity contracts have been considered to be the owners of the assets of the underlying Separate Account for Federal income tax purposes due to their ability to exercise investment control over those assets. When this is the case, the contract owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of the contract, such as the number of funds available and the flexibility of the contract owner to allocate premium payments and transfer amounts among the funding options, have not been addressed in public rulings. While we believe that the contract does not give the contract owner investment control over Separate Account assets, we reserve the right to modify the contract as necessary to prevent a contract owner from being treated as the owner of the Separate Account assets supporting the contract.

FURTHER INFORMATION. We believe that the contracts will qualify as annuity contracts for Federal income tax purposes and the above discussion is based on that assumption. Further details can be found in the Statement of Additional Information under the heading "Tax Status of the Contracts."

TAXATION OF QUALIFIED CONTRACTS

The tax rules applicable to Qualified Contracts vary according to the type of retirement plan and the terms and conditions of the plan. Your rights under a Qualified Contract may be subject to the terms of the retirement plan itself, regardless of the terms of the Qualified Contract. Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions with respect to the contract comply with the law.

INDIVIDUAL RETIREMENT ACCOUNTS (IRA'S). IRA's, as defined in Section 408 of the Internal Revenue Code (Code), permit individuals to make annual contributions of up to the lesser of the applicable dollar amount for the year (for 2011, $5,000 plus, for an owner age 50 or older, $1,000) or the amount of compensation includible in the individual's gross income for the year. The contributions may be deductible in whole or in part, depending on the individual's income. Distributions from certain retirement plans may be "rolled over" into an IRA on a tax-deferred basis without regard to these limits. Amounts in the IRA (other than non-deductible contributions) are taxed when distributed from the IRA. A 10% penalty tax generally applies to distributions made before age 59 1/2, unless an exception applies. The contract, together with the death benefit options and the IRA endorsement, has not been submitted to the Internal Revenue Service (IRS) for approval. To date the IRS has not addressed in a ruling of general applicability whether a death benefit provision such as the optional death benefit riders in the contract comports with IRA qualification requirements. The IRS could conceivably take the position that the offering of death benefits in excess of the greater of (a) account balance or (b) return of premium (adjusted for prior distributions) adversely affects the qualification of the contract as an IRA. Disqualification of the contract as an IRA could result in the immediate taxation of amounts held in the contract and the imposition of penalty taxes. Consult a tax adviser before electing an optional death benefit rider with an IRA.

SIMPLE IRA. A SIMPLE IRA permits certain small employers to establish SIMPLE plans as provided by Section 408(p) of the Code, under which employees may elect to defer to a SIMPLE IRA a percentage of compensation up to $11,500 for 2011 (as may be increased in future years for cost of living adjustments). The sponsoring employer is generally required to make matching or non-elective contributions on behalf of employees. Distributions from SIMPLE IRA's are subject to the same restrictions that apply to IRA distributions and are taxed as ordinary income. Subject to certain exceptions, premature distributions prior to age 59 1/2 are subject to a 10% penalty tax, which is increased to 25% if the distribution occurs within the first two years after the commencement of the employee's participation in the plan.


ROTH IRA. A Roth IRA, as described in Code section 408A, permits certain eligible individuals to make non-deductible contributions to a Roth IRA in cash or as a rollover or transfer from another Roth IRA or other IRA. A rollover from or conversion of an IRA to a Roth IRA is generally subject to tax, and other special rules apply. The owner may wish to consult a tax adviser before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years. Distributions from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made (1) before age 59 1/2 (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA. A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made.


PENSION PLANS. Corporate pension and profit-sharing plans under Section 401(a) of the Code allow corporate employers to establish various types of retirement plans for employees, and self-employed individuals to establish qualified plans for themselves and their employees. Adverse tax consequences to the retirement plan, the participant or both may result if the contract is transferred to any individual as a means to provide benefit payments, unless the plan complies with all the requirements applicable to such benefits prior to transferring the contract. Subject to certain exceptions, premature distributions prior to age 59 1/2 may be subject to a 10% penalty tax. The contract includes optional death benefits that in some cases may exceed the greater of the premium payments of the account value.


TAX SHELTERED ANNUITIES. Tax Sheltered Annuities (TSA) that qualify under section 403(b) of the Code allow employees of certain Section 501(c)(3) organizations and public schools to exclude from their gross income the premium payments made, within certain limits, on a contract that will provide an annuity for the employee's retirement. These premium payments may be subject to FICA (social security) tax. Distributions of (1) salary reduction contributions made in years beginning after December 31, 1988; (2) earnings on those contributions; and (3) earnings on amounts held as of the close of the last year beginning before January 1, 1989, are not allowed prior to age 59 1/2, severance from employment, death or disability. Salary reduction contributions may also be distributed upon hardship, but would generally be subject to penalties.

Income tax regulations issued in July 2007 require fundamental changes to these arrangements including (a) a requirement that there be a written plan document in addition to the annuity contract (or section 403(b)(7) custodial account), (b) significant restrictions on the ability of participants to direct proceeds between 403(b) annuity contracts and(c) restrictions on withdrawals of amounts attributable to contributions other than elective deferrals.


Recently enacted legislation allows (but does not require) 403(b) plans that offer designated Roth accounts to permit participants to roll their non-Roth account assets into a designated Roth account under the same plan, provided the non-Roth assets are distributable under the plan and otherwise eligible for rollover.


SECTION 457(B) PLANS. An eligible 457 plan, while not actually providing for a qualified plan as that term is normally used, provides for certain eligible deferred compensation plans with respect to service for state governments, local governments, political subdivisions, agencies, instrumentalities and certain affiliates of such entities, and tax exempt organizations. The contract can be used with such plans. Under such plans a participant may specify the form of investment in which his or her participation will be made. Under a non-governmental plan, which must be a tax-exempt entity under section 501(c) of the Code, all such investments, however, are owned by and are subject to, the claims of the general creditors of the sponsoring employer. In general, all amounts received under a non-governmental section 457(b) plan are taxable and are subject to federal income tax withholding as wages.

SEPARATE ACCOUNT CHARGES FOR DEATH BENEFITS. For contracts purchased under section 401(a) plans or 403(b) plans, certain death benefits could conceivably be characterized as an incidental benefit, the amount of which is limited in any pension or profit-sharing plan. Because the death benefits, in certain cases, may exceed this limitation employers using the contract in connection with such plans should consult their tax adviser. Additionally, it is conceivable that the explicit charges for, or the amount of the mortality and expense charges allocable to, such benefits may be considered taxable distributions.


OTHER TAX ISSUES. Qualified Contracts (including contracts under section 457(b) plans) have required minimum distribution ("RMD") rules that govern the timing and amount of distributions. You should refer to your retirement plan, adoption agreement, or consult a tax adviser for more information about these distribution roles. Failure to meet such rules generally results in the imposition of a 50% excise tax on the amount that should have been, but was not, distributed.


Distributions from Qualified Contracts generally are subject to withholding for the owner's federal income tax liability. The withholding rate varies according to the type of distribution and the owner's tax status. The owner will be provided the opportunity to elect not to have tax withheld from distributions.

"Taxable eligible rollover distributions" from section 401(a), 403(a), 403(b), and governmental section 457(b) plans are subject to a mandatory federal income tax withholding of 20%. An eligible rollover distribution is any distribution to an employee (or employee's spouse or former spouse as beneficiary or alternate payee) from such a plan, except certain distributions such as distributions required by the Code, distributions in a specified annuity form or hardship distributions. The 20% withholding does not apply, however, if the employee chooses a "direct rollover" from the plan to a tax-qualified plan, IRA or tax sheltered annuity or to a governmental 457 plan that agrees to separately account for rollover contributions.

Under IRS regulations adopted in 2007 affecting 403(b) plans and arrangements, employers must meet certain requirements in order for their employees' annuity contracts that fund these programs to retain a tax deferred status under 403(b). These regulations were generally effective January 1, 2009. Prior to the 2007 rules, transfers of one annuity contract to another would not result in a loss of tax deferred status under 403(b) under certain conditions (so-called "90-24 transfers"). The 2007 regulations have the following effect regarding transfers: (1) a newly issued contract funded by a transfer which is completed after September 24, 2007, is subject to the employer requirements referred to above; (2) additional purchase payments made after September 24, 2007, to a contract that was funded by a 90-24 transfer on or before September 24, 2007, may subject the contract to this new employer requirement.

If your Contract was issued previously in a 90-24 transfer completed on or before September 24, 2007, we urge you to consult with your tax advisor prior to making additional purchase payments.


For RMDs following the death of the Contract Owner or annuitant of a Qualified Contract, the five-year rule is applied without regard to calendar year 2009 due to the 2009 RMD Waiver. For instance, if a Contract Owner died in 2007, the five-year period ends in 2013 instead of 2012. The RMD rules are complex, so consult with your tax adviser because the application of these rules to your particular circumstances may have been impacted by the 2009 RMD waiver.

TAX CREDITS AND DEDUCTIONS

The Company may be entitled to certain tax benefits related to the assets of the Separate Account. These tax benefits, which may include foreign tax credits and corporate dividend received deductions, are not passed back to the Separate Account or to contract owners since the Company is the owner of the assets from which the tax benefits are derived.

FEDERAL ESTATE TAXES. While no attempt is being made to discuss the Federal estate tax implications of the contract, you should keep in mind that the value of a variable annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent's gross estate. Depending on the terms of the variable annuity contract, the value of the variable annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning advisor for more information.

GENERATION-SKIPPING TRANSFER TAX. Under certain circumstances, the Code may impose a "generation skipping transfer tax" when all or part of a variable annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the contract owner. Regulations issued under the Code may require us to deduct the tax from your contract, or from any applicable payment, and pay it directly to the IRS.

ANNUITY PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS. The discussion above provides general information regarding U.S. Federal income tax consequences to variable annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. Federal withholding tax on taxable distributions from variable annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence.

POSSIBLE TAX LAW CHANGES

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the contract could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the contract.

We have the right to modify the contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity contract owners currently receive. We make no guarantee regarding the tax status of the contract and do not intend the above discussion as tax advice.

10. OTHER INFORMATION

METLIFE INVESTORS


MetLife Investors Insurance Company (MetLife Investors or the Company) was incorporated on August 17, 1981, as Assurance Life Company, a Missouri corporation, and changed its name to Xerox Financial Services Life Insurance Company in 1985. On June 1, 1995, a wholly-owned subsidiary of General American Life Insurance Company (General American Life) purchased Xerox Financial Services Life Insurance Company, which on that date changed its name to Cova Financial Services Life Insurance Company. On January 6, 2000, Metropolitan Life Insurance Company acquired GenAmerica Financial Corporation, the ultimate parent company of General American Life. Cova Financial Services Life Insurance Company changed its name to MetLife Investors Insurance Company on January 30, 2001. On December 31, 2002, MetLife Investors became an indirect subsidiary of MetLife, Inc. (MetLife), the holding company of Metropolitan Life Insurance Company and a listed company on the New York Stock Exchange. On October 1, 2004, MetLife Investors became a direct subsidiary of MetLife. MetLife, through its subsidiaries and affiliates, is a leading provider of insurance and other financial services to individual and institutional customers.


For contracts issued on or before December 31, 2002, General American Life agreed to ensure that MetLife Investors will have sufficient funds to meet its obligations under the contracts. In the event an owner of such a contract presents a legitimate claim for payment, General American Life will pay such claim directly to the contract owner if MetLife Investors is unable to make such payment. This guarantee is enforceable by such contract owners against General American Life directly without any requirement that the contract owners first file a claim against MetLife Investors. The guarantee agreement is binding on General American Life, its successors or assignees, and shall terminate only if the guarantee is assigned to an organization having a financial rating from certain specified rating agencies equal to or better than General American Life's rating. With respect to the guarantee, General American Life is relying on the exemption provided by Rule 12h-7 under the Securities Exchange Act of 1934.


We are licensed to do business in the District of Columbia and all states except New York.


THE SEPARATE ACCOUNT

MetLife Investors has established a separate account, MetLife Investors Variable Annuity Account One (Separate Account), to hold the assets that underlie the contracts. The Board of Directors of MetLife Investors adopted a resolution to establish the Separate Account under Missouri insurance law on February 24, 1987. We have registered the Separate Account with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940. The Separate Account is divided into subaccounts.

The assets of the Separate Account are held in our name on behalf of the Separate Account and legally belong to us. However, those assets that underlie the contracts, are not chargeable with liabilities arising out of any other business we may conduct. All the income, gains and losses (realized or unrealized) resulting from these assets are credited to or charged against the contracts and not against any other contracts we may issue.

We reserve the right to transfer assets of the Separate Account to another account, and to modify the structure or operation of the Separate Account, subject to necessary regulatory approvals. If we do so, we guarantee that the modification will not affect your account value.

Any amount of the death benefit that exceeds the account value is paid from our general account. Death benefit amounts paid from the general account are subject to the claims-paying ability of MetLife Investors and our long-term ability to make such payments. For other annuity contracts and life insurance policies that MetLife Investors issues, all amounts owed under the contracts and policies may be paid from the general account. MetLife Investors is regulated as an insurance company under state law, which generally imposes restrictions on the amount and type of investments in the general account. However, there is no guarantee that MetLife Investors will be able to meet all claims-paying obligations. There are risks to purchasing any insurance product.

DISTRIBUTOR

We have entered into a distribution agreement with our affiliate, MetLife Investors Distribution Company ("Distributor"), 5 Park Plaza, Suite 1900, Irvine, California 92614, for the distribution of the contracts. Distributor is a member of the Financial Industry Regulatory Authority ("FINRA"). FINRA provides background information about broker-dealers and their registered representatives through FINRA BrokerCheck. You may contact the FINRA BrokerCheck Hotline at 1-800-289-9999, or log on to www.finra.org. An investor brochure that includes information describing FINRA BrokerCheck is available through the Hotline or on-line. We and Distributor have entered into selling agreements with other broker-dealers ("selling firms") for the sale of the contracts. We pay compensation to Distributor for sales of the contracts by selling firms. We also pay amounts to Distributor that may be used for its operating and other expenses, including the following sales expenses: compensation and bonuses for the Distributor's management team, advertising expenses, and other expenses of distributing the contracts. Distributor's management team also may be eligible for non-cash compensation items that we may provide jointly with Distributor. Non-cash items include conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items.

SELLING FIRMS

We and Distributor have entered into selling agreements with selling firms for the sale of the contracts. All selling firms receive commissions, and they may receive some form of non-cash compensation. These commissions and other incentives or payments are not charged directly to contract owners or the Separate Account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the contract or from our General Account. A portion of the payments made to selling firms may be passed on to their sales representatives in accordance with their internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits.

COMPENSATION PAID TO ALL SELLING FIRMS

We and Distributor pay compensation to all selling firms in the form of commissions and may provide certain types of non-cash compensation. The maximum commission payable for contract sales by selling firms is 5.75% of purchase payments. Some selling firms may elect to receive a lower commission when a purchase payment is made, along with annual trail commissions up to 1.00% of account value (less purchase payments received within the previous 12 months). We also pay commissions when a contract owner elects to begin receiving regular income payments (referred to as annuity payments). (See "Annuity Payments - The Income Phase.") Distributor may also provide non-cash compensation items that we may provide jointly with Distributor. Non-cash items include expenses for conference or seminar trips and certain gifts.

OWNERSHIP

OWNER. You, as the OWNER of the contract, have all the interest and rights under the contract. Prior to the annuity date, the owner is as designated at the time the contract is issued, unless changed. On and after the annuity date, the annuitant is the owner (this may be a taxable event). The beneficiary becomes the owner when a death benefit is payable. When this occurs, some ownership rights may be limited.

JOINT OWNER. The contract can be owned by JOINT OWNERS. Any joint owner must be the spouse of the other owner (except in Pennsylvania). Upon the death of either joint owner, the surviving spouse will be the designated beneficiary. Any other beneficiary designation at the time the contract was issued or as may have been later changed will be treated as a contingent beneficiary unless otherwise indicated.

BENEFICIARY

The BENEFICIARY is the person(s) or entity you name to receive any death benefit. The beneficiary is named at the time the contract is issued unless changed at a later date. Unless an irrevocable beneficiary has been named, you can change the beneficiary at any time before you die.

ASSIGNMENT

You can assign the contract at any time during your lifetime. MetLife Investors will not be bound by the assignment until it receives the written notice of the assignment. MetLife Investors will not be liable for any payment or other action it takes in accordance with the contract before it receives notice of the assignment. AN ASSIGNMENT MAY BE A TAXABLE EVENT.

If the contract is issued pursuant to a qualified plan, there may be limitations on your ability to assign the contract.

FINANCIAL STATEMENTS

The financial statements of MetLife Investors, the financial statements of the Separate Account, and the consolidated financial statements of General American Life have been included in the Statement of Additional Information.

TABLE OF CONTENTS OF THE
STATEMENT OF ADDITIONAL INFORMATION

   Company
   Independent Registered Public Accounting Firm
   Custodian
   Distribution
   Calculation of Performance Information
   Annuity Provisions
   Tax Status of the Contracts
   Financial Statements

                                      .

If you would like the Statement of Additional Information dated May 1, 2011, for the annuity contract issued by MetLife Investors, at no charge, please print and fill in all information and mail to:


                  MetLife Investors Insurance Company
                  Attn: Variable Products
                  5 Park Plaza, Suite 1900
                  Irvine, CA 92614

________________________________________________________________________________
Name

________________________________________________________________________________
Address

________________________________________________________________________________
City                                         State              Zip Code


             Book-623 (5/11)                           SAI-COVA11

APPENDIX A
CONDENSED FINANCIAL INFORMATION

ACCUMULATION UNIT VALUE HISTORY

The following schedule includes accumulation unit values for the periods indicated. This data has been extracted from the Separate Account's Financial Statements. This information should be read in conjunction with the Separate Account's Financial Statements and related notes which are included in the Statement of Additional Information.

                                           AUV AT    AUV AT   ACCUM. UNITS
                                          BEGINNING    END       END OF
                                          OF PERIOD OF PERIOD    PERIOD
      --------------------------------------------------------------------
      AIM V.I. - CAPITAL APPRECIATION FUND - SERIES I
         01/01/1998    to    12/31/1998     10.00     11.77      183,488
         01/01/1999    to    12/31/1999     11.77     16.79      901,235
         01/01/2000    to    12/31/2000     16.79     14.75    3,126,329
         01/01/2001    to    12/31/2001     14.75     11.18    3,737,754
         01/01/2002    to    12/31/2002     11.18      8.34    3,126,907
         01/01/2003    to    12/31/2003      8.34     10.65    2,649,823
         01/01/2004    to    12/31/2004     10.65     11.20    2,158,509
         01/01/2005    to    12/31/2005     11.20     12.02    1,652,443
         01/01/2006    to    12/31/2006     12.02     12.60      954,755
         01/01/2007    to    04/27/2007     12.60     13.45            0
      --------------------------------------------------------------------
      AIM V.I. - PREMIER EQUITY FUND - SERIES I
         01/01/1998    to    12/31/1998     10.00     13.06      521,890
         01/01/1999    to    12/31/1999     13.06     16.73    2,544,761
         01/01/2000    to    12/31/2000     16.73     14.08    5,573,084
         01/01/2001    to    12/31/2001     14.08     12.15    6,321,722
         01/01/2002    to    12/31/2002     12.15      8.36    5,277,324
         01/01/2003    to    12/31/2003      8.36     10.31    4,466,131
         01/01/2004    to    04/30/2004     10.31     10.12    4,181,195
      --------------------------------------------------------------------
      ALLIANCE BERNSTEIN VPS PREMIER GROWTH - CLASS A
         01/01/1998    to    12/31/1998     10.00     14.60      667,854
         01/01/1999    to    12/31/1999     14.60     19.04    2,065,459
         01/01/2000    to    12/31/2000     19.04     15.67    3,937,242
         01/01/2001    to    12/31/2001     15.67     12.79    4,644,437
         01/01/2002    to    12/31/2002     12.79      8.75    3,763,649
         01/01/2003    to    12/31/2003      8.75     10.67    3,417,300
         01/01/2004    to    04/30/2004     10.67     10.56    3,293,839
      --------------------------------------------------------------------

APPENDIX A
CONDENSED FINANCIAL INFORMATION (CONTINUED)


                                             AUV AT      AUV AT     ACCUM. UNITS
                                            BEGINNING      END         END OF
                                            OF PERIOD   OF PERIOD      PERIOD
      ----------------------------------------------------------------------------
      ALLIANCE BERNSTEIN VPS REAL ESTATE INVEST - CLASS A
         01/01/1998    to    12/31/1998       10.00        7.99        191,411
         01/01/1999    to    12/31/1999        7.99        7.47        475,475
         01/01/2000    to    12/31/2000        7.47        9.34        941,017
         01/01/2001    to    12/31/2001        9.34       10.20      1,096,694
         01/01/2002    to    12/31/2002       10.20       10.32      1,012,013
         01/01/2003    to    12/31/2003       10.32       14.18        936,692
         01/01/2004    to    12/31/2004       14.18       18.96        762,560
         01/01/2005    to    04/29/2005       18.96       18.21        693,766
      ----------------------------------------------------------------------------
      DWS (FORMERLY SCUDDER SVS II) DREMAN HIGH RETURN EQUITY VIP - CLASS A
         05/15/1998    to    12/31/1998       10.00       10.49          9,223
         01/01/1999    to    12/31/1999       10.49        9.19         18,808
         01/01/2000    to    12/31/2000        9.19       11.83         11,685
         01/01/2001    to    12/31/2001       11.83       11.86         11,398
         01/01/2002    to    12/31/2002       11.86        9.58         26,662
         01/01/2003    to    12/31/2003        9.58       12.47         18,967
         01/01/2004    to    04/30/2004       12.47       12.44         18,839
      ----------------------------------------------------------------------------
      DWS (FORMERLY SCUDDER SVS II) DREMAN SMALL CAP VALUE VIP - CLASS A
         01/01/1998    to    12/31/1998       10.00        8.75        245,092
         01/01/1999    to    12/31/1999        8.75        8.87        496,083
         01/01/2000    to    12/31/2000        8.87        9.10        518,884
         01/01/2001    to    12/31/2001        9.10       10.58        524,101
         01/01/2002    to    12/31/2002       10.58        9.25        495,020
         01/01/2003    to    12/31/2003        9.25       12.95        407,422
         01/01/2004    to    12/31/2004       12.95       16.10        245,905
         01/01/2005    to    04/29/2005       16.10       15.12        225,068
      ----------------------------------------------------------------------------
      DWS (FORMERLY SCUDDER SVS II) GOVERNMENT & AGENCY SECURITIES VIP - CLASS A
         01/01/2001    to    12/31/2001       11.47       12.24        227,714
         01/01/2002    to    12/31/2002       12.24       13.04        260,901
         01/01/2003    to    12/31/2003       13.04       13.15        190,394
         01/01/2004    to    12/31/2004       13.15       13.46        135,211
         01/01/2005    to    12/31/2005       13.46       13.61        104,232
         01/01/2006    to    12/31/2006       13.61       13.98         44,325
         01/01/2007    to    12/31/2007       13.98       14.61         38,012
         01/01/2008    to    12/31/2008       14.61       15.11         28,244
         01/01/2009    to    12/31/2009       15.11       16.11         26,761
         01/01/2010    to    12/31/2010       16.11       16.93         25,550
      ----------------------------------------------------------------------------

APPENDIX A
CONDENSED FINANCIAL INFORMATION (CONTINUED)


                                           AUV AT    AUV AT   ACCUM. UNITS
                                          BEGINNING    END       END OF
                                          OF PERIOD OF PERIOD    PERIOD
      --------------------------------------------------------------------
      DWS (FORMERLY SCUDDER SVS II) SMALL CAP GROWTH VIP - CLASS A
         01/01/1998    to    12/31/1998     10.00     11.68      76,492
         01/01/1999    to    12/31/1999     11.68     15.49     113,560
         01/01/2000    to    12/31/2000     15.49     13.64     249,067
         01/01/2001    to    12/31/2001     13.64      9.58     262,419
         01/01/2002    to    12/31/2002      9.58      6.29     236,462
         01/01/2003    to    12/31/2003      6.29      8.24     245,672
         01/01/2004    to    12/31/2004      8.24      9.02     202,226
         01/01/2005    to    12/31/2005      9.02      9.53     158,987
         01/01/2006    to    12/31/2006      9.53      9.89     124,814
         01/01/2007    to    04/27/2007      9.89     10.59           0
      --------------------------------------------------------------------
      FIDELITY VIP CONTRAFUND(R)
         02/17/1998    to    12/31/1998     10.00     12.36      32,354
         01/01/1999    to    12/31/1999     12.36     15.14     119,923
         01/01/2000    to    12/31/2000     15.14     13.93     279,709
         01/01/2001    to    12/31/2001     13.93     12.06     295,900
         01/01/2002    to    12/31/2002     12.06     10.78     266,313
         01/01/2003    to    12/31/2003     10.78     13.65     252,860
         01/01/2004    to    12/31/2004     13.65     15.55     208,701
         01/01/2005    to    04/29/2005     15.55     15.03     220,480
      --------------------------------------------------------------------
      FIDELITY VIP EQUITY-INCOME - INITIAL CLASS
         01/01/2001    to    12/31/2001     11.91     11.16     207,842
         01/01/2002    to    12/31/2002     11.16      9.14     182,656
         01/01/2003    to    12/31/2003      9.14     11.75     162,472
         01/01/2004    to    12/31/2004     11.75     12.92     135,230
         01/01/2005    to    12/31/2005     12.92     13.49     112,188
         01/01/2006    to    12/31/2006     13.49     15.99      73,969
         01/01/2007    to    12/31/2007     15.99     16.01      60,486
         01/01/2008    to    12/31/2008     16.01      9.05      52,152
         01/01/2009    to    12/31/2009      9.05     11.62      45,312
         01/01/2010    to    12/31/2010     11.62     13.20      35,173
      --------------------------------------------------------------------
      FIDELITY VIP GROWTH - INITIAL CLASS
         01/01/2001    to    12/31/2001     15.56     12.63     295,355
         01/01/2002    to    12/31/2002     12.63      8.71     252,608
         01/01/2003    to    12/31/2003      8.71     11.40     216,529
         01/01/2004    to    12/31/2004     11.40     11.63     188,866
         01/01/2005    to    12/31/2005     11.63     12.13     132,056
         01/01/2006    to    12/31/2006     12.13     12.78           0
         01/01/2007    to    12/31/2007     12.78     16.00           0
         01/01/2008    to    12/31/2008     16.00      8.33           0
         01/01/2009    to    12/31/2009      8.33     10.54           0
         01/01/2010    to    12/31/2010     10.54     12.91           0
      --------------------------------------------------------------------

APPENDIX A
CONDENSED FINANCIAL INFORMATION (CONTINUED)


                                           AUV AT    AUV AT   ACCUM. UNITS
                                          BEGINNING    END       END OF
                                          OF PERIOD OF PERIOD    PERIOD
      --------------------------------------------------------------------
      FIDELITY VIP GROWTH & INCOME - INITIAL CLASS
         02/17/1998    to    12/31/1998     10.00     12.20       69,833
         01/01/1999    to    12/31/1999     12.20     13.14      188,911
         01/01/2000    to    12/31/2000     13.14     12.49      262,946
         01/01/2001    to    12/31/2001     12.49     11.23      237,682
         01/01/2002    to    12/31/2002     11.23      9.24      215,072
         01/01/2003    to    12/31/2003      9.24     11.27      195,123
         01/01/2004    to    12/31/2004     11.27     11.76      164,353
         01/01/2005    to    12/31/2005     11.76     12.48      103,638
         01/01/2006    to    04/30/2006     12.48     13.15       97,584
      --------------------------------------------------------------------
      FIDELITY VIP GROWTH OPPORTUNITIES - INITIAL CLASS
         01/01/2001    to    12/31/2001      9.87      8.33       96,742
         01/01/2002    to    12/31/2002      8.33      6.42       74,740
         01/01/2003    to    12/31/2003      6.42      8.22       65,087
         01/01/2004    to    12/31/2004      8.22      8.69       52,541
         01/01/2005    to    12/31/2005      8.69      9.33       37,228
         01/01/2006    to    12/31/2006      9.33      9.71       23,148
         01/01/2007    to    12/31/2007      9.71     11.79       16,783
         01/01/2008    to    12/31/2008     11.79      5.23       20,661
         01/01/2009    to    12/31/2009      5.23      7.52       18,015
         01/01/2010    to    12/31/2010      7.52      9.18       11,282
      --------------------------------------------------------------------
      FIRSTAR BALANCED
         06/30/1997    to    12/31/1997     10.00     10.53       38,079
         01/01/1998    to    12/31/1998     10.53     11.77      286,511
         01/01/1999    to    12/31/1999     11.77     12.43      678,937
         01/01/2000    to    12/31/2000     12.43     12.47      665,772
         01/01/2001    to    12/14/2001     12.47     11.47      676,088
      --------------------------------------------------------------------
      FIRSTAR EQUITY INCOME
         06/30/1997    to    12/31/1997     10.00     11.19       49,725
         01/01/1998    to    12/31/1998     11.19     12.07      286,953
         01/01/1999    to    12/31/1999     12.07     12.20      467,721
         01/01/2000    to    12/31/2000     12.20     13.80      435,002
         01/01/2001    to    12/14/2001     13.80     12.72      403,104
      --------------------------------------------------------------------
      FIRSTAR GROWTH & INCOME EQUITY
         06/30/1997    to    12/31/1997     10.00     10.76      121,673
         01/01/1998    to    12/31/1998     10.76     12.19      641,789
         01/01/1999    to    12/31/1999     12.19     13.97    1,072,066
         01/01/2000    to    12/31/2000     13.97     13.00    1,054,184
         01/01/2001    to    12/14/2001     13.00     10.02    1,047,473
      --------------------------------------------------------------------

APPENDIX A
CONDENSED FINANCIAL INFORMATION (CONTINUED)


                                           AUV AT    AUV AT   ACCUM. UNITS
                                          BEGINNING    END       END OF
                                          OF PERIOD OF PERIOD    PERIOD
      --------------------------------------------------------------------
      FRANKLIN TEMPLETON DEVELOPING MARKETS SECURITIES - CLASS 1
         01/01/1999    to    12/31/1999      7.55     11.46      304,489
         01/01/2000    to    12/31/2000     11.46      7.71      697,304
         01/01/2001    to    12/31/2001      7.71      6.99      976,427
         01/01/2002    to    12/31/2002      6.99      6.89      843,855
         01/01/2003    to    12/31/2003      6.89     10.45      768,313
         01/01/2004    to    12/31/2004     10.45     12.86      663,058
         01/01/2005    to    12/31/2005     12.86     16.21      554,323
         01/01/2006    to    12/31/2006     16.21     20.53      395,792
         01/01/2007    to    12/31/2007     20.53     26.13      308,204
         01/01/2008    to    04/25/2008     26.13     23.81            0
      --------------------------------------------------------------------
      FRANKLIN TEMPLETON FOREIGN SECURITIES - CLASS 1
         01/01/2001    to    12/31/2001     10.75      8.93    1,553,542
         01/01/2002    to    12/31/2002      8.93      7.19    1,451,378
         01/01/2003    to    12/31/2003      7.19      9.39    1,450,366
         01/01/2004    to    12/31/2004      9.39     11.01    1,355,505
         01/01/2005    to    12/31/2005     11.01     12.00    1,211,193
         01/01/2006    to    12/31/2006     12.00     14.40      992,053
         01/01/2007    to    12/31/2007     14.40     16.44      816,174
         01/01/2008    to    12/31/2008     16.44      9.69      674,497
         01/01/2009    to    12/31/2009      9.69     13.12      595,609
         01/01/2010    to    12/31/2010     13.12     14.06      541,164
      --------------------------------------------------------------------
      FRANKLIN TEMPLETON GLOBAL INCOME SECURITIES - CLASS 1
         03/01/1999    to    12/31/1999     10.00      9.68       33,720
         01/01/2000    to    12/31/2000      9.68     10.05       84,168
         01/01/2001    to    12/31/2001     10.05     10.17       92,996
         01/01/2002    to    12/31/2002     10.17     12.17       90,150
         01/01/2003    to    12/31/2003     12.17     14.73       85,639
         01/01/2004    to    04/30/2004     14.73     14.35       75,494
      --------------------------------------------------------------------
      FRANKLIN TEMPLETON GROWTH SECURITIES - CLASS 1
         01/01/2001    to    12/31/2001     13.30     12.99      249,434
         01/01/2002    to    12/31/2002     12.99     10.46      224,785
         01/01/2003    to    12/31/2003     10.46     13.68      200,039
         01/01/2004    to    12/31/2004     13.68     15.68      191,081
         01/01/2005    to    12/31/2005     15.68     16.86      139,670
         01/01/2006    to    12/31/2006     16.86     20.32      103,941
         01/01/2007    to    12/31/2007     20.32     20.55       84,549
         01/01/2008    to    12/31/2008     20.55     11.73       60,844
         01/01/2009    to    12/31/2009     11.73     15.19       49,668
         01/01/2010    to    12/31/2010     15.19     16.13       40,629
      --------------------------------------------------------------------

APPENDIX A
CONDENSED FINANCIAL INFORMATION (CONTINUED)


                                           AUV AT    AUV AT   ACCUM. UNITS
                                          BEGINNING    END       END OF
                                          OF PERIOD OF PERIOD    PERIOD
      --------------------------------------------------------------------
      FRANKLIN TEMPLETON LARGE CAP GROWTH - CLASS 1
         03/01/1999    to    12/31/1999     10.00     14.67       69,488
         01/01/2000    to    12/31/2000     14.67     15.23       95,144
         01/01/2001    to    12/31/2001     15.23     13.32      505,404
         01/01/2002    to    12/31/2002     13.32     10.12      445,943
         01/01/2003    to    12/31/2003     10.12     12.69      389,275
         01/01/2004    to    04/30/2004     12.69     12.73      356,284
      --------------------------------------------------------------------
      FRANKLIN TEMPLETON MUTUAL SHARES SECURITIES - CLASS 1
         05/01/1998    to    12/31/1998     10.00      9.63      106,035
         01/01/1999    to    12/31/1999      9.63     10.41      247,806
         01/01/2000    to    12/31/2000     10.41     11.58      709,561
         01/01/2001    to    12/31/2001     11.58     12.25    1,022,355
         01/01/2002    to    12/31/2002     12.25     10.69      874,411
         01/01/2003    to    12/31/2003     10.69     13.22      810,909
         01/01/2004    to    04/30/2004     13.22     13.44      799,072
      --------------------------------------------------------------------
      FRANKLIN TEMPLETON SMALL CAP - CLASS 1
         03/01/1999    to    12/31/1999     10.00     17.68       55,398
         01/01/2000    to    12/31/2000     17.68     14.58      338,504
         01/01/2001    to    12/31/2001     14.58     12.22      405,503
         01/01/2002    to    12/31/2002     12.22      8.61      426,059
         01/01/2003    to    12/31/2003      8.61     11.69      420,674
         01/01/2004    to    04/30/2004     11.69     11.92      403,327
      --------------------------------------------------------------------
      GACC MONEY MARKET
         06/03/1996    to    12/31/1996     10.00     10.23       34,964
         01/01/1997    to    12/31/1997     10.23     10.67      311,051
         01/01/1998    to    12/31/1998     10.67     11.11    1,473,737
         01/01/1999    to    12/31/1999     11.11     11.53    3,709,173
         01/01/2000    to    12/31/2000     11.53     12.10    2,265,284
         01/01/2001    to    12/31/2001     12.10     12.41    2,923,506
         01/01/2002    to    12/31/2002     12.41     12.44    2,887,332
         01/01/2003    to    04/25/2003     12.44     12.43    2,879,801
      --------------------------------------------------------------------

APPENDIX A
CONDENSED FINANCIAL INFORMATION (CONTINUED)


                                           AUV AT    AUV AT   ACCUM. UNITS
                                          BEGINNING    END       END OF
                                          OF PERIOD OF PERIOD    PERIOD
      --------------------------------------------------------------------
      INVESCO V.I. - INTERNATIONAL GROWTH FUND - SERIES I
         01/01/2001    to    12/31/2001     12.64      9.55      664,626
         01/01/2002    to    12/31/2002      9.55      7.94      568,165
         01/01/2003    to    12/31/2003      7.94     10.11      476,838
         01/01/2004    to    12/31/2004     10.11     12.36      396,902
         01/01/2005    to    12/31/2005     12.36     14.38      361,297
         01/01/2006    to    12/31/2006     14.38     18.18      272,122
         01/01/2007    to    12/31/2007     18.18     20.56      243,216
         01/01/2008    to    12/31/2008     20.56     12.09      177,979
         01/01/2009    to    12/31/2009     12.09     16.12      154,412
         01/01/2010    to    12/31/2010     16.12     17.94      128,380
      --------------------------------------------------------------------
      MFS BOND SERIES - INITIAL CLASS
         05/15/1998    to    12/31/1998     10.00     10.49       16,538
         01/01/1999    to    12/31/1999     10.49     10.18       21,525
         01/01/2000    to    12/31/2000     10.18     10.97      148,025
         01/01/2001    to    12/31/2001     10.97     11.76      147,949
         01/01/2002    to    12/31/2002     11.76     12.63      100,188
         01/01/2003    to    12/31/2003     12.63     13.62       74,664
         01/01/2004    to    04/30/2004     13.62     13.59       65,273
      --------------------------------------------------------------------
      MFS/VIT EMERGING GROWTH SERIES - INITIAL CLASS
         01/01/1998    to    12/31/1998     10.00     13.23      539,659
         01/01/1999    to    12/31/1999     13.23     23.06    1,237,361
         01/01/2000    to    12/31/2000     23.06     18.28    1,710,417
         01/01/2001    to    12/31/2001     18.28     11.99    1,651,486
         01/01/2002    to    12/31/2002     11.99      7.83    1,337,953
         01/01/2003    to    12/31/2003      7.83     10.06    1,168,700
         01/01/2004    to    04/30/2004     10.06     10.27    1,091,223
      --------------------------------------------------------------------
      MFS/VIT HIGH INCOME SERIES - INITIAL CLASS
         01/01/1998    to    12/31/1998     10.00      9.85      219,209
         01/01/1999    to    12/31/1999      9.85     10.33      437,876
         01/01/2000    to    12/31/2000     10.33      9.51      546,225
         01/01/2001    to    12/31/2001      9.51      9.57      780,005
         01/01/2002    to    12/31/2002      9.57      9.68      853,177
         01/01/2003    to    12/31/2003      9.68     11.26      863,525
         01/01/2004    to    12/31/2004     11.26     12.12      676,432
         01/01/2005    to    04/29/2005     12.12     11.74      634,726
      --------------------------------------------------------------------

APPENDIX A
CONDENSED FINANCIAL INFORMATION (CONTINUED)


                                               AUV AT    AUV AT   ACCUM. UNITS
                                              BEGINNING    END       END OF
                                              OF PERIOD OF PERIOD    PERIOD
 -----------------------------------------------------------------------------
 MFS/VIT INVESTORS TRUST SERIES - INITIAL CLASS
    01/01/1998    to    12/31/1998              10.00     12.07      581,434
    01/01/1999    to    12/31/1999              12.07     12.70    1,373,014
    01/01/2000    to    12/31/2000              12.70     12.50    2,041,279
    01/01/2001    to    12/31/2001              12.50     10.36    2,514,762
    01/01/2002    to    12/31/2002              10.36      8.07    2,271,135
    01/01/2003    to    12/31/2003               8.07      9.73    2,198,563
    01/01/2004    to    12/31/2004               9.73     10.68    1,775,231
    01/01/2005    to    04/29/2005              10.68     10.22    1,656,416
 -----------------------------------------------------------------------------
 MFS/VIT RESEARCH SERIES - INITIAL CLASS
    01/01/1998    to    12/31/1998              10.00     12.17      464,786
    01/01/1999    to    12/31/1999              12.17     14.89    1,098,586
    01/01/2000    to    12/31/2000              14.89     13.97    1,487,387
    01/01/2001    to    12/31/2001              13.97     10.85    1,538,541
    01/01/2002    to    12/31/2002              10.85      8.07    1,234,964
    01/01/2003    to    12/31/2003               8.07      9.93    1,049,818
    01/01/2004    to    04/30/2004               9.93     10.12    1,008,156
 -----------------------------------------------------------------------------
 MFS/VIT STRATEGIC INCOME SERIES - INITIAL CLASS
    01/01/1998    to    12/31/1998              10.00     10.67        2,082
    01/01/1999    to    12/31/1999              10.67     10.26        7,473
    01/01/2000    to    12/31/2000              10.26     10.61       14,766
    01/01/2001    to    12/31/2001              10.61     10.96       20,273
    01/01/2002    to    12/31/2002              10.96     11.72      141,790
    01/01/2003    to    12/31/2003              11.72     12.75      136,455
    01/01/2004    to    04/30/2004              12.75     12.73      126,381
 -----------------------------------------------------------------------------
 MIST - CLARION GLOBAL REAL ESTATE - CLASS A
    05/01/2005    to    12/31/2005              18.16     20.89      577,966
    01/01/2006    to    12/31/2006              20.89     28.41      408,587
    01/01/2007    to    12/31/2007              28.41     23.87      273,519
    01/01/2008    to    12/31/2008              23.87     13.76      227,187
    01/01/2009    to    12/31/2009              13.76     18.33      202,708
    01/01/2010    to    12/31/2010              18.33     21.02      176,273
 -----------------------------------------------------------------------------

APPENDIX A
CONDENSED FINANCIAL INFORMATION (CONTINUED)

                                           AUV AT    AUV AT   ACCUM. UNITS
                                          BEGINNING    END       END OF
                                          OF PERIOD OF PERIOD    PERIOD
      --------------------------------------------------------------------
      MIST - J.P. MORGAN ENHANCED INDEX - CLASS A
         04/30/1996    to    12/31/1996     10.00     11.33     1,389,606
         01/01/1997    to    12/31/1997     11.33     14.89     1,473,929
         01/01/1998    to    12/31/1998     14.89     19.43     4,178,035
         01/01/1999    to    12/31/1999     19.43     22.55    10,050,149
         01/01/2000    to    12/31/2000     22.55     19.66    10,667,988
         01/01/2001    to    12/31/2001     19.66     17.18     9,604,542
         01/01/2002    to    12/31/2002     17.18     12.71     7,712,034
         01/01/2003    to    04/25/2003     12.71     13.03     7,219,008
      --------------------------------------------------------------------
      MIST - J.P. MORGAN INTERNATIONAL EQUITY - CLASS A
         04/30/1996    to    12/31/1996     10.21     10.97     1,306,892
         01/01/1997    to    12/31/1997     10.97     11.46     5,440,592
         01/01/1998    to    12/31/1998     11.46     12.89     7,309,325
         01/01/1999    to    12/31/1999     12.89     16.33     7,578,951
         01/01/2000    to    12/31/2000     16.33     13.41     7,802,123
         01/01/2001    to    12/31/2001     13.41     10.54     6,798,044
         01/01/2002    to    12/31/2002     10.54      8.69     5,234,918
         01/01/2003    to    04/25/2003      8.69      8.33     4,859,536
      --------------------------------------------------------------------
      MIST - J.P. MORGAN QUALITY BOND - CLASS A
         04/30/1996    to    12/31/1996      9.90     10.37       508,830
         01/01/1997    to    12/31/1997     10.37     11.16     1,433,081
         01/01/1998    to    12/31/1998     11.16     11.91     3,323,343
         01/01/1999    to    12/31/1999     11.91     11.57     7,608,610
         01/01/2000    to    12/31/2000     11.57     12.71     6,709,012
         01/01/2001    to    12/31/2001     12.71     13.41     6,655,731
         01/01/2002    to    12/31/2002     13.41     14.41     6,096,575
         01/01/2003    to    12/31/2003     14.41     14.78     5,085,444
         01/01/2004    to    11/19/2004     14.78     15.20     4,107,037
      --------------------------------------------------------------------
      MIST - J.P. MORGAN SELECT EQUITY - CLASS A
         04/30/1996    to    12/31/1996     10.08     10.84     2,044,523
         01/01/1997    to    12/31/1997     10.84     14.05     6,903,606
         01/01/1998    to    12/31/1998     14.05     16.99    10,544,818
         01/01/1999    to    12/31/1999     16.99     18.38    12,271,286
         01/01/2000    to    12/31/2000     18.38     17.00    12,047,555
         01/01/2001    to    12/31/2001     17.00     15.75    10,844,584
         01/01/2002    to    12/31/2002     15.75     11.55     8,484,458
         01/01/2003    to    12/31/2003     11.55     15.21     7,250,220
         01/01/2004    to    11/19/2004     15.21     16.41     5,985,944
      --------------------------------------------------------------------

APPENDIX A
CONDENSED FINANCIAL INFORMATION (CONTINUED)


                                                     AUV AT    AUV AT   ACCUM. UNITS
                                                    BEGINNING    END       END OF
                                                    OF PERIOD OF PERIOD    PERIOD
------------------------------------------------------------------------------------
MIST - LARGE CAP RESEARCH - CLASS A
   01/01/1997    to    12/31/1997                     10.00      9.90      124,559
   01/01/1998    to    12/31/1998                      9.90     11.83    1,094,920
   01/01/1999    to    12/31/1999                     11.83     14.64    2,260,424
   01/01/2000    to    12/31/2000                     14.64     16.25    2,796,457
   01/01/2001    to    02/09/2001                     16.25     16.10    2,874,281
------------------------------------------------------------------------------------
MIST - LAZARD MID CAP PORTFOLIO - CLASS A
   04/30/2007    to    12/31/2007                     17.00     15.12    1,481,882
   01/01/2008    to    12/31/2008                     15.12      9.22    1,269,327
   01/01/2009    to    12/31/2009                      9.22     12.47    1,087,725
   01/01/2010    to    12/31/2010                     12.47     15.16      956,957
------------------------------------------------------------------------------------
MIST - LEGG MASON CLEARBRIDGE AGGRESSIVE GROWTH PORTFOLIO - CLASS A
   05/01/2004    to    12/31/2004                      9.08      9.89    3,095,338
   01/01/2005    to    12/31/2005                      9.89     11.10    2,310,326
   01/01/2006    to    12/31/2006                     11.10     10.77    1,691,832
   01/01/2007    to    12/31/2007                     10.77     10.90    1,229,428
   01/01/2008    to    12/31/2008                     10.90      6.56    1,036,196
   01/01/2009    to    12/31/2009                      6.56      8.63      934,701
   01/01/2010    to    12/31/2010                      8.63     10.56      819,924
------------------------------------------------------------------------------------
MIST - LEGG MASON VALUE EQUITY PORTFOLIO - CLASS B
   05/01/2006    to    12/31/2006                     10.42     11.17        3,235
   01/01/2007    to    12/31/2007                     11.17     10.36        6,018
   01/01/2008    to    12/31/2008                     10.36      4.64        5,072
   01/01/2009    to    12/31/2009                      4.64      6.31        9,821
   01/01/2010    to    12/31/2010                      6.31      6.68        7,785
------------------------------------------------------------------------------------
MIST - LORD ABBETT AMERICA'S VALUE - CLASS B
   05/01/2004    to    12/31/2004                     12.32     13.92      611,462
   01/01/2005    to    12/31/2005                     13.92     14.27      765,591
   01/01/2006    to    12/31/2006                     14.27     16.15      340,148
   01/01/2007    to    04/27/2007                     16.15     17.21            0
------------------------------------------------------------------------------------
MIST - LORD ABBETT BOND DEBENTURE - CLASS A
   01/01/2001    to    12/31/2001                     13.68     14.00    9,987,878
   01/01/2002    to    12/31/2002                     14.00     13.76    9,082,056
   01/01/2003    to    12/31/2003                     13.76     16.21    8,247,095
   01/01/2004    to    12/31/2004                     16.21     17.33    6,997,284
   01/01/2005    to    12/31/2005                     17.33     17.40    5,920,743
   01/01/2006    to    12/31/2006                     17.40     18.77    4,549,243
   01/01/2007    to    12/31/2007                     18.77     19.77    3,650,480
   01/01/2008    to    12/31/2008                     19.77     15.91    2,930,362
   01/01/2009    to    12/31/2009                     15.91     21.51    2,443,195
   01/01/2010    to    12/31/2010                     21.51     24.01    2,165,186
------------------------------------------------------------------------------------

APPENDIX A
CONDENSED FINANCIAL INFORMATION (CONTINUED)


                                           AUV AT    AUV AT   ACCUM. UNITS
                                          BEGINNING    END       END OF
                                          OF PERIOD OF PERIOD    PERIOD
      --------------------------------------------------------------------
      MIST - LORD ABBETT DEVELOPING GROWTH - CLASS A
         08/19/1997    to    12/31/1997     10.00     10.53       148,658
         01/01/1998    to    12/31/1998     10.53     11.07     1,342,201
         01/01/1999    to    12/31/1999     11.07     14.45     2,153,899
         01/01/2000    to    12/31/2000     14.45     11.57     3,364,546
         01/01/2001    to    12/31/2001     11.57     10.63     3,007,893
         01/01/2002    to    12/31/2002     10.63      7.44     2,431,192
         01/01/2003    to    04/25/2003      7.44      7.48     2,306,133
      --------------------------------------------------------------------
      MIST - LORD ABBETT GROWTH AND INCOME - CLASS A
         01/01/2001    to    12/31/2001     44.62     41.48    19,653,991
         01/01/2002    to    12/31/2002     41.48     33.56    17,487,100
         01/01/2003    to    12/31/2003     33.56     43.37    18,337,534
         01/01/2004    to    12/31/2004     43.37     48.29    17,755,836
         01/01/2005    to    12/31/2005     48.29     49.37    14,382,114
         01/01/2006    to    12/31/2006     49.37     57.47    10,701,249
         01/01/2007    to    12/31/2007     57.47     58.94     8,534,977
         01/01/2008    to    12/31/2008     58.94     37.08     6,910,389
         01/01/2009    to    12/31/2009     37.08     43.39     5,838,240
         01/01/2010    to    12/31/2010     43.39     50.21     5,192,291
      --------------------------------------------------------------------
      MIST - LORD ABBETT MID CAP VALUE - CLASS A
         01/01/2001    to    12/31/2001     16.40     17.48     3,949,594
         01/01/2002    to    12/31/2002     17.48     15.63     4,352,632
         01/01/2003    to    12/31/2003     15.63     19.45     4,295,222
         01/01/2004    to    12/31/2004     19.45     23.94     4,370,738
         01/01/2005    to    12/31/2005     23.94     25.56     3,683,994
         01/01/2006    to    12/31/2006     25.56     28.35     2,673,192
         01/01/2007    to    12/31/2007     28.35     28.21     2,119,334
         01/01/2008    to    12/31/2008     28.21     17.06     1,636,076
         01/01/2009    to    12/31/2009     17.06     21.34     1,341,827
         01/01/2010    to    12/31/2010     21.34     26.49     1,219,157
      --------------------------------------------------------------------
      MIST - MET/PUTNAM CAPITAL OPPORTUNITIES - CLASS A
         01/01/1998    to    12/31/1998     13.49     12.58     5,532,610
         01/01/1999    to    12/31/1999     12.58     17.93     5,435,852
         01/01/2000    to    12/31/2000     17.93     15.82     5,473,303
         01/01/2001    to    12/31/2001     15.82     14.28     4,744,773
         01/01/2002    to    12/31/2002     14.28     11.12     3,725,339
         01/01/2003    to    12/31/2003     11.12     14.12     3,095,716
         01/01/2004    to    12/31/2004     14.12     16.50     2,474,085
         01/01/2005    to    12/31/2005     16.50     17.91     1,914,223
         01/01/2006    to    12/31/2006     17.91     20.29     1,464,477
         01/01/2007    to    04/27/2007     20.29     22.09             0
      --------------------------------------------------------------------

APPENDIX A
CONDENSED FINANCIAL INFORMATION (CONTINUED)


                                                    AUV AT    AUV AT   ACCUM. UNITS
                                                   BEGINNING    END       END OF
                                                   OF PERIOD OF PERIOD    PERIOD
-----------------------------------------------------------------------------------
MIST - MFS(R) EMERGING MARKETS EQUITY - CLASS A
   04/28/2008    to    12/31/2008                    23.84     10.96      258,779
   01/01/2009    to    12/31/2009                    10.96     18.28      235,154
   01/01/2010    to    12/31/2010                    18.28     22.36      225,614
-----------------------------------------------------------------------------------
MIST - MFS(R) RESEARCH INTERNATIONAL - CLASS A
   01/01/2003    to    12/31/2003                    10.00     13.28    3,703,698
   01/01/2004    to    12/31/2004                    13.28     15.69    3,605,317
   01/01/2005    to    12/31/2005                    15.69     18.07    3,955,480
   01/01/2006    to    12/31/2006                    18.07     22.62    3,042,974
   01/01/2007    to    12/31/2007                    22.62     25.35    2,410,788
   01/01/2008    to    12/31/2008                    25.35     14.44    2,005,101
   01/01/2009    to    12/31/2009                    14.44     18.80    1,702,107
   01/01/2010    to    12/31/2010                    18.80     20.70    1,495,382
-----------------------------------------------------------------------------------
MIST - MORGAN STANLEY MID CAP GROWTH PORTFOLIO - CLASS A
   05/01/2001    to    12/31/2001                     9.64      8.83       85,446
   01/01/2002    to    12/31/2002                     8.83      6.60      254,179
   01/01/2003    to    12/31/2003                     6.60      8.87    2,811,310
   01/01/2004    to    12/31/2004                     8.87      9.87    2,401,597
   01/01/2005    to    12/31/2005                     9.87     10.19    1,863,080
   01/01/2006    to    12/31/2006                    10.19     10.92    1,465,142
   01/01/2007    to    12/31/2007                    10.92     13.33    1,149,432
   01/01/2008    to    12/31/2008                    13.33      7.01      929,875
   01/01/2009    to    12/31/2009                     7.01     10.91      796,819
   01/01/2010    to    12/31/2010                    10.91     14.24      726,776
-----------------------------------------------------------------------------------
MIST - OPPENHEIMER CAPITAL APPRECIATION - CLASS A
   05/01/2004    to    12/31/2004                     9.63     10.24    1,419,760
   01/01/2005    to    12/31/2005                    10.24     10.60    3,198,574
   01/01/2006    to    12/31/2006                    10.60     11.27    2,299,212
   01/01/2007    to    12/31/2007                    11.27     12.72    1,664,715
   01/01/2008    to    12/31/2008                    12.72      6.80    1,409,365
   01/01/2009    to    12/31/2009                     6.80      9.65    1,241,343
   01/01/2010    to    12/31/2010                     9.65     10.44    1,102,108
-----------------------------------------------------------------------------------
MIST - OPPENHEIMER CAPITAL APPRECIATION - CLASS B
   05/01/2005    to    12/31/2005                     7.95      8.63    1,490,314
   01/01/2006    to    12/31/2006                     8.63      9.16       25,588
   01/01/2007    to    12/31/2007                     9.16     10.32       70,781
   01/01/2008    to    12/31/2008                    10.32      5.50       90,842
   01/01/2009    to    12/31/2009                     5.50      7.80      115,318
   01/01/2010    to    12/31/2010                     7.80      8.41      105,165
-----------------------------------------------------------------------------------

APPENDIX A
CONDENSED FINANCIAL INFORMATION (CONTINUED)


                                            AUV AT    AUV AT   ACCUM. UNITS
                                           BEGINNING    END       END OF
                                           OF PERIOD OF PERIOD    PERIOD
     ----------------------------------------------------------------------
     MIST - PIONEER FUND - CLASS A
        05/04/2009    to    12/31/2009        7.65      9.40    3,133,665
        01/01/2010    to    12/31/2010        9.40     10.77    2,715,615
     ----------------------------------------------------------------------
     MIST - PIONEER FUND - CLASS A
        05/01/2003    to    12/31/2003        8.45     10.63      227,428
        01/01/2004    to    12/31/2004       10.63     11.45    8,961,130
        01/01/2005    to    12/31/2005       11.45     11.95    7,043,342
        01/01/2006    to    12/31/2006       11.95     12.97    5,461,828
        01/01/2007    to    12/31/2007       12.97     12.78    4,344,903
        01/01/2008    to    12/31/2008       12.78      7.53    3,620,341
        01/01/2009    to    05/01/2009        7.53      7.45            0
     ----------------------------------------------------------------------
     MIST - PIMCO TOTAL RETURN - CLASS A
        05/01/2004    to    12/31/2004       11.76     12.21    5,497,879
        01/01/2005    to    12/31/2005       12.21     12.34    4,580,153
        01/01/2006    to    12/31/2006       12.34     12.75    3,735,873
        01/01/2007    to    12/31/2007       12.75     13.56    3,119,436
        01/01/2008    to    12/31/2008       13.56     13.46    2,744,292
        01/01/2009    to    12/31/2009       13.46     15.71    2,674,918
        01/01/2010    to    12/31/2010       15.71     16.80    2,411,982
     ----------------------------------------------------------------------
     MIST - VAN KAMPEN COMSTOCK - CLASS B
        05/01/2005    to    12/31/2005       10.00     10.48      956,701
        01/01/2006    to    12/31/2006       10.48     11.99      383,654
        01/01/2007    to    12/31/2007       11.99     11.53      445,777
        01/01/2008    to    12/31/2008       11.53      7.28      388,974
        01/01/2009    to    12/31/2009        7.28      9.09      364,382
        01/01/2010    to    12/31/2010        9.09     10.30      324,964
     ----------------------------------------------------------------------
     MSF - ARTIO INTERNATIONAL STOCK - CLASS A
        01/01/2001    to    12/31/2001        9.41      7.37       54,113
        01/01/2002    to    12/31/2002        7.37      5.99       44,695
        01/01/2003    to    12/31/2003        5.99      7.57       34,170
        01/01/2004    to    12/31/2004        7.57      8.82       49,871
        01/01/2005    to    12/31/2005        8.82     10.26       39,486
        01/01/2006    to    12/31/2006       10.26     11.79       33,115
        01/01/2007    to    12/31/2007       11.79     12.83       23,519
        01/01/2008    to    12/31/2008       12.83      7.07       21,916
        01/01/2009    to    12/31/2009        7.07      8.51       22,180
        01/01/2010    to    12/31/2010        8.51      9.00       18,668
     ----------------------------------------------------------------------

APPENDIX A
CONDENSED FINANCIAL INFORMATION (CONTINUED)


                                           AUV AT    AUV AT   ACCUM. UNITS
                                          BEGINNING    END       END OF
                                          OF PERIOD OF PERIOD    PERIOD
      --------------------------------------------------------------------
      MSF - BLACKROCK BOND INCOME - CLASS A
         05/01/2004    to    12/31/2004     45.55     47.26      208,616
         01/01/2005    to    12/31/2005     47.26     47.73      204,201
         01/01/2006    to    12/31/2006     47.73     49.15      159,816
         01/01/2007    to    12/31/2007     49.15     51.51      141,190
         01/01/2008    to    12/31/2008     51.51     49.05      115,929
         01/01/2009    to    12/31/2009     49.05     52.95       97,613
         01/01/2010    to    12/31/2010     52.95     56.57       84,736
      --------------------------------------------------------------------
      MSF - BLACKROCK LEGACY LARGE CAP GROWTH - CLASS A
         05/04/2009    to    12/31/2009      1.00      1.14    3,926,374
         01/01/2010    to    12/31/2010      1.14      1.34    3,197,877
      --------------------------------------------------------------------
      MSF - BLACKROCK MONEY MARKET - CLASS A
         01/01/2003    to    12/31/2003     10.00      9.96    2,218,170
         01/01/2004    to    12/31/2004      9.96      9.91    2,068,226
         01/01/2005    to    12/31/2005      9.91     10.06    1,455,551
         01/01/2006    to    12/31/2006     10.06     10.40    1,358,206
         01/01/2007    to    12/31/2007     10.40     10.77    1,450,986
         01/01/2008    to    12/31/2008     10.77     10.92    1,712,270
         01/01/2009    to    12/31/2009     10.92     10.82    1,237,423
         01/01/2010    to    12/31/2010     10.82     10.67      938,421
      --------------------------------------------------------------------
      MSF - DAVIS VENTURE VALUE - CLASS A
         05/01/2003    to    12/31/2003     22.55     28.43       62,347
         01/01/2004    to    12/31/2004     28.43     31.50       96,358
         01/01/2005    to    12/31/2005     31.50     34.26      144,107
         01/01/2006    to    12/31/2006     34.26     38.72      155,618
         01/01/2007    to    12/31/2007     38.72     39.92      136,573
         01/01/2008    to    12/31/2008     39.92     23.88      127,801
         01/01/2009    to    12/31/2009     23.88     31.07      121,196
         01/01/2010    to    12/31/2010     31.07     34.32      125,844
      --------------------------------------------------------------------
      MSF - JENNISON GROWTH - CLASS A
         05/01/2005    to    12/31/2005      4.16      5.01       68,816
         01/01/2006    to    12/31/2006      5.01      5.08       50,716
         01/01/2007    to    12/31/2007      5.08      5.59       26,367
         01/01/2008    to    12/31/2008      5.59      3.51       22,613
         01/01/2009    to    12/31/2009      3.51      4.84       20,402
         01/01/2010    to    12/31/2010      4.84      5.33       18,375
      --------------------------------------------------------------------

APPENDIX A
CONDENSED FINANCIAL INFORMATION (CONTINUED)


                                           AUV AT    AUV AT   ACCUM. UNITS
                                          BEGINNING    END       END OF
                                          OF PERIOD OF PERIOD    PERIOD
     ---------------------------------------------------------------------
     MSF - JENNISON GROWTH - CLASS B
        05/01/2004    to    12/31/2004       9.64     10.48    1,028,049
        01/01/2005    to    12/31/2005      10.48     11.73    1,242,714
        01/01/2006    to    12/31/2006      11.73     11.86      130,351
        01/01/2007    to    12/31/2007      11.86     13.03       98,544
        01/01/2008    to    12/31/2008      13.03      8.15       64,311
        01/01/2009    to    12/31/2009       8.15     11.22       55,256
        01/01/2010    to    12/31/2010      11.22     12.31       37,640
     ---------------------------------------------------------------------
     MSF - MET/PUTNAM VOYAGER - CLASS A
        09/11/2000    to    12/31/2000      10.00      7.34       22,721
        01/01/2001    to    12/31/2001       7.34      5.01      109,052
        01/01/2002    to    12/31/2002       5.01      3.51       85,734
        01/01/2003    to    12/31/2003       3.51      4.36       86,409
        01/01/2004    to    12/31/2004       4.36      4.51       75,528
        01/01/2005    to    04/29/2005       4.51      4.15       73,488
     ---------------------------------------------------------------------
     MSF - MET/PUTNAM VOYAGER - CLASS B
        05/01/2003    to    12/31/2003      10.00     11.73       62,193
        01/01/2004    to    12/31/2004      11.73     12.11       91,991
        01/01/2005    to    04/29/2005      12.11     11.14      103,021
     ---------------------------------------------------------------------
     MSF - MFS(R) TOTAL RETURN - CLASS A
        05/01/2003    to    12/31/2003      34.25     38.42       64,286
        01/01/2004    to    12/31/2004      38.12     42.15      110,572
        01/01/2005    to    12/31/2005      42.15     42.86      117,288
        01/01/2006    to    12/31/2006      42.86     47.43      104,400
        01/01/2007    to    12/31/2007      47.43     48.81       97,479
        01/01/2008    to    12/31/2008      48.81     37.47       80,014
        01/01/2009    to    12/31/2009      37.47     43.82       85,117
        01/01/2010    to    12/31/2010      43.82     47.57      100,742
     ---------------------------------------------------------------------
     MSF - MFS(R) VALUE - CLASS B
        05/03/2010    to    12/31/2010      14.05     14.53       12,764
     ---------------------------------------------------------------------
     MSF - OPPENHEIMER GLOBAL EQUITY - CLASS B
        05/01/2005    to    12/31/2005      14.37     16.82       68,042
        01/01/2006    to    12/31/2006      16.82     19.30      103,679
        01/01/2007    to    12/31/2007      19.30     20.23      122,560
        01/01/2008    to    12/31/2008      20.23     11.86      115,357
        01/01/2009    to    12/31/2009      11.86     16.34      110,790
        01/01/2010    to    12/31/2010      16.34     18.68      114,201
     ---------------------------------------------------------------------

APPENDIX A
CONDENSED FINANCIAL INFORMATION (CONTINUED)


                                                 AUV AT    AUV AT   ACCUM. UNITS
                                                BEGINNING    END       END OF
                                                OF PERIOD OF PERIOD    PERIOD
--------------------------------------------------------------------------------
MSF - T. ROWE PRICE LARGE CAP GROWTH - CLASS A
   05/01/2004    to    12/31/2004                 11.28     12.24    1,353,696
   01/01/2005    to    12/31/2005                 12.24     12.86    1,154,265
   01/01/2006    to    12/31/2006                 12.86     14.37    1,056,525
   01/01/2007    to    12/31/2007                 14.37     15.51      838,882
   01/01/2008    to    12/31/2008                 15.51      8.89      742,579
   01/01/2009    to    12/31/2009                  8.89     12.57      721,418
   01/01/2010    to    12/31/2010                 12.57     14.51      625,032
--------------------------------------------------------------------------------
MSF - T. ROWE PRICE SMALL CAP GROWTH - CLASS A
   05/01/2004    to    12/31/2004                 12.53     13.38      361,121
   01/01/2005    to    12/31/2005                 13.38     14.64      330,601
   01/01/2006    to    12/31/2006                 14.64     15.00      291,424
   01/01/2007    to    12/31/2007                 15.00     16.25      309,116
   01/01/2008    to    12/31/2008                 16.25     10.22      279,597
   01/01/2009    to    12/31/2009                 10.22     14.01      237,620
   01/01/2010    to    12/31/2010                 14.01     18.64      216,273
--------------------------------------------------------------------------------
MSF - WESTERN ASSET MANAGEMENT STRATEGIC BOND
OPPORTUNITIES - CLASS A
   05/01/2004    to    12/31/2004                 19.04     20.23       69,596
   01/01/2005    to    12/31/2005                 20.23     20.52       67,853
   01/01/2006    to    12/31/2006                 20.52     21.26       55,301
   01/01/2007    to    12/31/2007                 21.26     21.80       46,044
   01/01/2008    to    12/31/2008                 21.80     18.27       42,983
   01/01/2009    to    12/31/2009                 18.27     23.82       44,304
   01/01/2010    to    12/31/2010                 23.82     26.48       39,554
--------------------------------------------------------------------------------
OPPENHEIMER BOND FUND/VA
   01/01/1998    to    12/31/1998                 10.00     10.53      401,990
   01/01/1999    to    12/31/1999                 10.53     10.23    1,030,539
   01/01/2000    to    12/31/2000                 10.23     10.70    1,183,539
   01/01/2001    to    12/31/2001                 10.70     11.37    1,161,929
   01/01/2002    to    12/31/2002                 11.37     12.23    1,151,840
   01/01/2003    to    12/31/2003                 12.23     12.88      942,696
   01/01/2004    to    04/30/2004                 12.88     12.87      907,918
--------------------------------------------------------------------------------

APPENDIX A
CONDENSED FINANCIAL INFORMATION (CONTINUED)


                                           AUV AT    AUV AT   ACCUM. UNITS
                                          BEGINNING    END       END OF
                                          OF PERIOD OF PERIOD    PERIOD
      --------------------------------------------------------------------
      OPPENHEIMER CAPITAL APPRECIATION FUND/VA
         01/01/1998    to    12/31/1998     10.00     12.23       97,161
         01/01/1999    to    12/31/1999     12.23     17.09      436,692
         01/01/2000    to    12/31/2000     17.09     16.81      721,879
         01/01/2001    to    12/31/2001     16.81     14.49      772,904
         01/01/2002    to    12/31/2002     14.49     10.45      643,117
         01/01/2003    to    12/31/2003     10.45     13.50      685,140
         01/01/2004    to    12/31/2004     13.50     14.23      535,465
         01/01/2005    to    04/29/2005     14.23     13.50      505,314
      --------------------------------------------------------------------
      OPPENHEIMER HIGH INCOME FUND/VA
         01/01/1998    to    12/31/1998     10.00      9.89       78,513
         01/01/1999    to    12/31/1999      9.89     10.17      238,266
         01/01/2000    to    12/31/2000     10.17      9.66      294,225
         01/01/2001    to    12/31/2001      9.66      9.71      298,630
         01/01/2002    to    12/31/2002      9.71      9.35      272,760
         01/01/2003    to    12/31/2003      9.35     11.42      275,782
         01/01/2004    to    04/30/2004     11.42     11.56      231,643
      --------------------------------------------------------------------
      OPPENHEIMER MAIN STREET GROWTH AND INCOME FUND/VA
         01/01/1998    to    12/31/1998     10.00     10.33      284,830
         01/01/1999    to    12/31/1999     10.33     12.39      618,771
         01/01/2000    to    12/31/2000     12.39     11.15    1,218,285
         01/01/2001    to    12/31/2001     11.15      9.88    1,357,695
         01/01/2002    to    12/31/2002      9.88      7.91    1,030,883
         01/01/2003    to    12/31/2003      7.91      9.88      955,112
         01/01/2004    to    04/30/2004      9.88      9.89      930,357
      --------------------------------------------------------------------
      OPPENHEIMER STRATEGIC BOND FUND/VA
         01/01/1998    to    12/31/1998     10.00     10.15      107,869
         01/01/1999    to    12/31/1999     10.15     10.29      306,527
         01/01/2000    to    12/31/2000     10.29     10.42      364,302
         01/01/2001    to    12/31/2001     10.42     10.77      338,891
         01/01/2002    to    12/31/2002     10.77     11.41      299,605
         01/01/2003    to    12/31/2003     11.41     13.29      260,052
         01/01/2004    to    04/30/2004     13.29     13.24      235,162
      --------------------------------------------------------------------

APPENDIX A
CONDENSED FINANCIAL INFORMATION (CONTINUED)


                                             AUV AT    AUV AT   ACCUM. UNITS
                                            BEGINNING    END       END OF
                                            OF PERIOD OF PERIOD    PERIOD
    ------------------------------------------------------------------------
    PUTNAM VT EQUITY INCOME - CLASS IB
       05/01/2003    to    12/31/2003         10.00     12.04      79,685
       01/01/2004    to    12/31/2004         12.04     13.27     179,474
       01/01/2005    to    12/31/2005         13.27     13.81     226,591
       01/01/2006    to    12/31/2006         13.81     16.18     153,076
       01/01/2007    to    12/31/2007         16.18     16.47     134,924
       01/01/2008    to    12/31/2008         16.47     11.18      90,271
       01/01/2009    to    12/31/2009         11.18     14.05      71,901
       01/01/2010    to    12/31/2010         14.05     15.60      65,224
    ------------------------------------------------------------------------
    PUTNAM VT GROWTH AND INCOME - CLASS IB
       05/01/2003    to    12/31/2003          9.15     11.26     156,210
       01/01/2004    to    12/31/2004         11.26     12.34     143,453
       01/01/2005    to    12/31/2005         12.34     12.80     147,652
       01/01/2006    to    12/31/2006         12.80     14.64      23,282
       01/01/2007    to    12/31/2007         14.64     13.56      19,925
       01/01/2008    to    12/31/2008         13.56      8.20      10,244
       01/01/2009    to    12/31/2009          8.20     10.49       6,125
       01/01/2010    to    12/31/2010         10.49     11.21           0
    ------------------------------------------------------------------------

DISCONTINUED INVESTMENT PORTFOLIOS. The following investment portfolios are no longer available under any of the products described herein for allocations of new purchase payments or transfers of account value (excluding rebalancing and dollar cost averaging programs in existence at the time of closing): (a) DWS Variable Series II (formerly Scudder Variable Series II): DWS Government & Agency Securities VIP (Class A) (formerly Scudder Government & Agency Securities Portfolio) (Class A) (closed May 1, 2002); (b) AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (Class A): Invesco V.I. International Growth Fund (closed May 1, 2002 for Cova VA); (c) Met Investors Series Trust ("MIST") (Class B): T. Rowe Price Mid Cap Growth Portfolio (closed as of May 1, 2003 for Cova VA); (d) Metropolitan Series Fund, Inc. ("MSF"):
Artio International Stock Portfolio (Class B) (closed December 19, 2003 for Cova VA); (e) MSF: T. Rowe Price Large Cap Growth Portfolio (Class A) (added and closed May 1, 2004 for Cova VA); (f) MIST: Third Avenue Small Cap Value Portfolio (Class A) (closed May 1, 2005); (g) MSF: Jennison Growth Portfolio (Class B) (closed May 1, 2005 for Cova VA); (h) MSF: T. Rowe Price Small Cap Growth Portfolio (Class A) (added and closed April 30, 2007); (i) MSF:
BlackRock Legacy Large Cap Growth Portfolio (added and closed effective May 4,
2009); (j) MIST: Met/Templeton Growth Portfolio (Class A) (added and closed May 2, 2011 for Cova VA) and Legg Mason ClearBridge Aggressive Growth Portfolio (Class B) (added and closed May 2, 2011 for Cova VA).


Effective as of April 28, 2003, the General American Money Market Fund was merged into the State Street Research Money Market Portfolio of Metropolitan Series Fund, Inc. and the following investment portfolios of the Met Investors Series Trust were merged: J.P. Morgan Enhanced Index Portfolio merged into the Lord Abbett Growth and Income Portfolio; J.P. Morgan International Equity Portfolio merged into the MFS(R) Research International Portfolio; and Lord Abbett Developing Growth Portfolio merged into the Lord Abbett Growth Opportunities Portfolio.

Effective as of May 1, 2004, the following investment portfolios were replaced:
(a) AIM Variable Insurance Fund: AIM VI Premier Equity Fund (Series I) was replaced with the Lord Abbett Growth and Income Portfolio (Class A) of Met Investors Series Trust ("MIST"); (b) AllianceBernstein Variable Products Series Fund, Inc.: AllianceBernstein Premier Growth Portfolio (Class A) was replaced with the Janus Aggressive Growth Portfolio (Class A) of MIST; (c) Franklin Templeton Variable Insurance Products Trust (Class 1): Franklin Large Cap Growth Securities Fund was replaced with the T. Rowe Price Large Cap Growth Portfolio (Class A) of Metropolitan Series Fund, Inc. ("MSF"); Franklin Small Cap Fund was replaced with the T. Rowe Price Small Cap Growth Portfolio (Class
A) of MSF; Mutual Shares Securities Fund (Class 1 and Class 2) was replaced with the Lord Abbett Growth and Income Portfolio (Class A) of MIST; Templeton Global Income Securities Fund was replaced with the PIMCO Total Return Portfolio (Class A) of MIST; (d) MFS(R) Variable Insurance Trust (Initial Class): MFS(R) Bond Series was replaced with the PIMCO Total Return Portfolio (Class A) of MIST; MFS(R) Emerging Growth Series was replaced with the T. Rowe Price Large Cap Growth Portfolio (Class A) of MSF; MFS(R) Research Series was replaced with the Oppenheimer Capital Appreciation Portfolio (Class A) of MIST; MFS(R) Strategic Income Series was replaced with the Western Asset Management Strategic Bond Opportunities Portfolio (Class A) (formerly Salomon Brothers Strategic Bond Opportunities Portfolio) (Class A) of MSF; (e) Oppenheimer Variable Account Funds (Class A): Oppenheimer Bond Fund/VA was replaced with the State Street Research Bond Income Portfolio (Class A) of MSF; Oppenheimer High Income Fund/VA was replaced with the Lord Abbett Bond Debenture Portfolio (Class A) of MIST; Oppenheimer Main Street Fund/VA was replaced with the Lord Abbett Growth and Income Portfolio (Class A) of MIST; Oppenheimer Strategic Bond Fund/VA was replaced with the PIMCO Total Return Portfolio (Class A) of MIST; (f) Scudder Variable Series II: SVS Dreman High Return Equity Portfolio (Class A) was replaced with the Lord Abbett Growth and Income Portfolio (Class
A) of MIST.

Effective as of September 3, 2004, the Equity Income Portfolio of the First American Insurance Portfolios, Inc. was liquidated. Effective as of November 22, 2004, the J.P. Morgan Quality Bond Portfolio (Class A) of the Met Investors Series Trust was merged into the PIMCO Total Return Portfolio (Class A) of the Met Investors Series Trust and the J.P. Morgan Select Equity Portfolio (Class
A) of the Met Investors Series Trust was merged into the Capital Guardian U.S. Equity Portfolio (Class A) of the Metropolitan Series Fund, Inc. Effective as of May 1, 2005, the Met/Putnam Voyager Portfolio (Class B) of the Metropolitan Series Fund, Inc. merged into the Jennison Growth Portfolio (Class B) of the Metropolitan Series Fund, Inc.

Effective as of May 1, 2005, the following investment portfolios were replaced:
(a) AllianceBernstein Variable

Products Series Fund, Inc.: the AllianceBernstein Real Estate Investment Portfolio (Class A) was replaced with the Neuberger Berman Real Estate Portfolio (Class A) of the Met Investors Series Trust; (b) MFS(R) Variable Insurance Trust: the MFS(R) High Income Series (Initial Class) was replaced with the Lord Abbett Bond Debenture Portfolio (Class A) of the Met Investors Series Trust and the MFS(R) Investors Trust Series (Initial Class) was replaced with the Oppenheimer Capital Appreciation Portfolio (Class A) of the Met Investors Series Trust; (c) Oppenheimer Variable Account Funds: the Oppenheimer Capital Appreciation Fund/VA (Class A) (closed for Premier Adviser and Prevail Contracts effective May 1, 2004) was replaced with the Oppenheimer Capital Appreciation Portfolio (Class A) of the Met Investors Series Trust; (d) Scudder Variable Series II: the SVS Dreman Small Cap Value Portfolio (Class A) (closed effective May 1, 2002) was replaced with the Third Avenue Small Cap Value Portfolio (Class A) of the Met Investors Series Trust; (e) Fidelity Variable Insurance Products: the VIP Contrafund(R) Portfolio (Initial Class) was replaced with the Lord Abbett Growth and Income Portfolio (Class A) of the Met Investors Series Trust.

Effective as of May 1, 2006, the MFS Investors Trust Portfolio (Class B) of the Metropolitan Series Fund, Inc. was merged into the Legg Mason Value Equity Portfolio (Class B) of the Met Investors Series Trust.

Effective as of May 1, 2006, the following investment portfolios were replaced:
(a) Fidelity Variable Insurance Products: the VIP Growth Portfolio (Initial Class) was replaced with the T. Rowe Price Large Cap Growth Portfolio (Class A) of the Metropolitan Series Fund, Inc. and the VIP Growth and Income Portfolio (Initial Class) was replaced with the Lord Abbett Growth and Income Portfolio (Class A) of the Met Investors Series Trust.

Effective as of April 30, 2007, the following investment portfolios were merged: (a) the Met/Putnam Capital Opportunities Portfolio (Class A) of the Met Investors Series Trust merged into the Lazard Mid-Cap Portfolio (Class A) of the Met Investors Series Trust; (b) approximately 65% of the Lord Abbett America's Value Portfolio (Class B) of the Met Investors Series Trust merged into the Lord Abbett Mid-Cap Value Portfolio (Class B) (added and closed April 30, 2007) of the Met Investors Series Trust, and the remainder (approximately 35%) of the Lord Abbett America's Value Portfolio (Class B) of the Met Investors Series Trust merged into the Lord Abbett Bond Debenture Portfolio (Class B) (added and closed April 30, 2007) of the Met Investors Series Trust.

Effective as of April 30, 2007, (a) AIM Variable Insurance Funds: AIM V.I Capital Appreciation Fund (Series I) (closed effective May 1, 2006) was replaced with the Met Investors Series Trust: Met/AIM Capital Appreciation Portfolio (Class A) (added and closed April 30, 2007); and (b) DWS Variable Series II: DWS Small Cap Growth VIP (Class A ) ( closed 5/1/02) was replaced with the Metropolitan Series Fund: T. Rowe Price Small Cap Growth Portfolio (Class A) (added and closed 4/30/07).

Effective as of April 28, 2008, the Templeton Developing Markets Securities Fund (Class I) of the Franklin Templeton Variable Insurance Products Trust was replaced with the MFS(R) Emerging Markets Equity Portfolio (Class A) of the Met Investors Series Trust.

Effective as of May 4, 2009, the Met/AIM Capital Appreciation Portfolio (Class
A) of the Met Investors Series Trust merged into the BlackRock Legacy Large Cap Growth Portfolio (Class A) of the Metropolitan Series Fund, Inc.; and the Capital Guardian U.S. Equity Portfolio (Class A and Class B) of the Metropolitan Series Fund, Inc. merged into the Pioneer Fund Portfolio (Class A) of the Met Investors Series Trust.

Effective as of May 3, 2010, the assets in the Class B (or Class E, as noted) shares of the following investment portfolios, which had been closed to new investment, were transferred to the Class A shares of those investment portfolios: the Davis Venture Value Portfolio (Class E) and the MFS(R) Total Return Portfolio (Class B) of the Metropolitan Series Fund, Inc., and the MFS(R) Research International Portfolio (Class B), the Lord Abbett Bond Debenture Portfolio (Class B) and the Lord Abbett Mid Cap Value Portfolio (Class B) of the Met Investors Series Trust.

Effective as of May 3, 2010, the Putnam VT Growth and Income Fund (Class IB) (closed May 1, 2006) was replaced by the Lord Abbett Growth and Income Portfolio (Class A) of the Met Investors Series Trust.


Effective as of May 2, 2011, the Templeton Growth Securities Fund (Class 1) of the Franklin Templeton Variable Insurance Products Trust was replaced with the Met/Templeton Growth Portfolio (Class A) of the Met Investors Series Trust.

Effective as of May 2, 2011, the Legg Mason Value Equity Portfolio (Class B) (closed effective May 1, 2006) of the Met Investors Series Trust was merged into the Legg Mason ClearBridge Aggressive Growth Portfolio (Class B) of the Met Investors Series Trust.


YOU SHOULD READ THE PROSPECTUSES FOR THESE DISCONTINUED INVESTMENT PORTFOLIOS FOR MORE INFORMATION ON FEES, CHARGES, INVESTMENT OBJECTIVES AND RISKS. A COPY OF THE FUND PROSPECTUSES HAS PREVIOUSLY BEEN PROVIDED TO YOU.

APPENDIX B
PARTICIPATING INVESTMENT PORTFOLIOS
PART 1. INVESTMENT OBJECTIVES

Below is a listing of the investment advisers and subadvisers, if any, and the investment objectives of each investment portfolio available under the contract. The fund prospectuses contain more complete information including a description of the investment objectives, policies, restrictions and risks. THERE CAN BE NO ASSURANCE THAT THE INVESTMENT OBJECTIVES WILL BE ACHIEVED.

CERTAIN PORTFOLIOS MAY NOT BE AVAILABLE WITH YOUR CONTRACT. SEE PART 2 OF THIS APPENDIX FOR A LIST OF THE PORTFOLIOS AVAILABLE WITH YOUR CONTRACT.

AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS) (SERIES I)

AIM Variable Insurance Funds (Invesco Variable Insurance Funds) is a mutual fund with multiple portfolios. Invesco Advisers, Inc. is the investment adviser to each portfolio. The following Series I portfolio is available under the contract:

INVESCO V.I. INTERNATIONAL GROWTH FUND

INVESTMENT OBJECTIVE: Seeks long-term growth of capital.

FIDELITY(R) VARIABLE INSURANCE PRODUCTS (INITIAL CLASS)

Fidelity Variable Insurance Products is a mutual fund with multiple portfolios. Fidelity Management & Research Company is the investment manager. The following Initial Class portfolios are available under the contract:

EQUITY-INCOME PORTFOLIO

SUBADVISER: FMR Co., Inc.

INVESTMENT OBJECTIVE: Seeks reasonable income. The fund will also consider the potential for capital appreciation. The fund's goal is to achieve a yield which exceeds the composite yield on the securities comprising the Standard & Poor's 500(R) Index (S&P 500(R)).

GROWTH OPPORTUNITIES PORTFOLIO

SUBADVISER: FMR Co., Inc.

INVESTMENT OBJECTIVE: Seeks to provide capital growth.



Franklin Templeton Variable Insurance Products Trust consists of multiple portfolios. Templeton Investment Counsel, LLC is the investment adviser for the following Class 1 portfolio available under the contract:


TEMPLETON FOREIGN SECURITIES FUND

INVESTMENT OBJECTIVE: Seeks long-term capital growth.



MET INVESTORS SERIES TRUST (CLASS A (OR CLASS B AS NOTED))

Met Investors Series Trust is a mutual fund with multiple portfolios. MetLife Advisers, LLC, an affiliate of MetLife Investors, is the investment manager of Met Investors Series Trust. MetLife Advisers, LLC has engaged subadvisers to provide investment advice for the individual investment portfolios. The following Class A (or Class B as noted) portfolios are available under the contract:

CLARION GLOBAL REAL ESTATE PORTFOLIO

SUBADVISER: ING Clarion Real Estate Securities LLC


INVESTMENT OBJECTIVE: Seeks total return through investment in real estate securities, emphasizing both capital appreciation and current income.


LAZARD MID CAP PORTFOLIO

SUBADVISER: Lazard Asset Management LLC

INVESTMENT OBJECTIVE: Seeks long-term growth of capital.

LEGG MASON CLEARBRIDGE AGGRESSIVE GROWTH PORTFOLIO

SUBADVISER: ClearBridge Advisors, LLC

INVESTMENT OBJECTIVE: Seeks capital appreciation.

LORD ABBETT BOND DEBENTURE PORTFOLIO

SUBADVISER: Lord, Abbett & Co. LLC

INVESTMENT OBJECTIVE: Seeks high current income and the opportunity for capital appreciation to produce a high total return.



LORD ABBETT MID CAP VALUE PORTFOLIO

SUBADVISER: Lord, Abbett & Co. LLC

INVESTMENT OBJECTIVE: Seeks capital appreciation through investments primarily in equity securities which are believed to be undervalued in the marketplace.


MET/TEMPLETON GROWTH PORTFOLIO

SUBADVISER: Templeton Global Advisors Limited

INVESTMENT OBJECTIVE: Seeks long-term capital growth.


MFS(R) EMERGING MARKETS EQUITY PORTFOLIO

SUBADVISER: Massachusetts Financial Services Company

INVESTMENT OBJECTIVE: Seeks capital appreciation.

MFS(R) RESEARCH INTERNATIONAL PORTFOLIO

SUBADVISER: Massachusetts Financial Services Company

INVESTMENT OBJECTIVE: Seeks capital appreciation.

MORGAN STANLEY MID CAP GROWTH PORTFOLIO

SUBADVISER: Morgan Stanley Investment Management Inc.

INVESTMENT OBJECTIVE: Seeks capital appreciation.

OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO (CLASS A AND CLASS B)

SUBADVISER: OppenheimerFunds, Inc.

INVESTMENT OBJECTIVE: Seeks capital appreciation.

PIMCO TOTAL RETURN PORTFOLIO

SUBADVISER: Pacific Investment Management Company LLC

INVESTMENT OBJECTIVE: Seeks maximum total return, consistent with the preservation of capital and prudent investment management.

PIONEER FUND PORTFOLIO

SUBADVISER: Pioneer Investment Management, Inc.

INVESTMENT OBJECTIVE: Seeks reasonable income and capital growth.


T. ROWE PRICE LARGE CAP VALUE PORTFOLIO

SUBADVISER: T. Rowe Price Associates, Inc.

INVESTMENT OBJECTIVE: Seeks long-term capital appreciation by investing in common stocks believed to be undervalued. Income is a secondary objective.


VAN KAMPEN COMSTOCK PORTFOLIO (CLASS B)


SUBADVISER: Invesco Advisers, Inc.


INVESTMENT OBJECTIVE: Seeks capital growth and income.

METROPOLITAN SERIES FUND, INC.
(CLASS A (OR CLASS B AS NOTED))

Metropolitan Series Fund, Inc. is a mutual fund with multiple portfolios. MetLife Advisers, LLC is the investment adviser to the portfolios. MetLife Advisers, LLC has engaged subadvisers to provide investment advice for the individual portfolios. The following Class A (or Class B as noted) portfolios are available under the contract:

ARTIO INTERNATIONAL STOCK PORTFOLIO


SUBADVISER: Artio Global Management LLC

INVESTMENT OBJECTIVE: Seeks long-term growth of capital.


BLACKROCK BOND INCOME PORTFOLIO (CLASS A AND CLASS B)

SUBADVISER: BlackRock Advisors, LLC


INVESTMENT OBJECTIVE: Seeks a competitive total return primarily from investing in fixed-income securities.


BLACKROCK MONEY MARKET PORTFOLIO

SUBADVISER: BlackRock Advisors, LLC

INVESTMENT OBJECTIVE: Seeks a high level of current income consistent with preservation of capital.



DAVIS VENTURE VALUE PORTFOLIO

SUBADVISER: Davis Selected Advisers, L.P.

INVESTMENT OBJECTIVE: Seeks growth of capital.

JENNISON GROWTH PORTFOLIO

SUBADVISER: Jennison Associates LLC

INVESTMENT OBJECTIVES: Seeks long-term growth of capital.

MFS(R) TOTAL RETURN PORTFOLIO

SUBADVISER: Massachusetts Financial Services Company

INVESTMENT OBJECTIVE: Seeks a favorable total return through investment in a diversified portfolio.

MFS(R) VALUE PORTFOLIO (CLASS B)

SUBADVISER: Massachusetts Financial Services Company

INVESTMENT OBJECTIVE: Seeks capital appreciation.

OPPENHEIMER GLOBAL EQUITY PORTFOLIO (CLASS B)

SUBADVISER: OppenheimerFunds, Inc.

INVESTMENT OBJECTIVE: Seeks capital appreciation.

T. ROWE PRICE LARGE CAP GROWTH PORTFOLIO

SUBADVISER: T. Rowe Price Associates, Inc.

INVESTMENT OBJECTIVE: Seeks long-term growth of capital and, secondarily, dividend income.

T. ROWE PRICE SMALL CAP GROWTH PORTFOLIO

SUBADVISER: T. Rowe Price Associates, Inc.

INVESTMENT OBJECTIVE: Seeks long-term capital growth.

WESTERN ASSET MANAGEMENT STRATEGIC BOND OPPORTUNITIES PORTFOLIO

SUBADVISER: Western Asset Management Company

INVESTMENT OBJECTIVE: Seeks to maximize total return consistent with preservation of capital.

PUTNAM VARIABLE TRUST (CLASS IB)

Putnam Variable Trust is a mutual fund with multiple portfolios. Putnam Investment Management, LLC is the investment adviser to each portfolio. The following Class IB portfolio is available under the contract:

PUTNAM VT EQUITY INCOME FUND


INVESTMENT OBJECTIVE: Seeks capital growth and current income.

APPENDIX B
PARTICIPATING INVESTMENT PORTFOLIOS
PART 2. PORTFOLIOS AVAILABLE WITH YOUR CONTRACT

If you purchased the COVA VARIABLE ANNUITY, the following portfolios are available:

MET INVESTORS SERIES TRUST (CLASS A (OR CLASS B AS NOTED))

 Lazard Mid Cap Portfolio
 Lord Abbett Bond Debenture Portfolio


 Lord Abbett Mid Cap Value Portfolio
 MFS(R) Research International Portfolio
 Morgan Stanley Mid Cap Growth Portfolio
 Oppenheimer Capital Appreciation Portfolio (Class B)
 PIMCO Total Return Portfolio
 Pioneer Fund Portfolio

 T. Rowe Price Large Cap Value Portfolio

 Van Kampen Comstock Portfolio (Class B)

METROPOLITAN SERIES FUND, INC. (CLASS A (OR CLASS B AS NOTED))

 BlackRock Bond Income Portfolio (Class B)
 BlackRock Money Market Portfolio
 Davis Venture Value Portfolio
 MFS(R) Total Return Portfolio
 MFS(R) Value Portfolio (Class B)
 Oppenheimer Global Equity Portfolio (Class B)
 T. Rowe Price Small Cap Growth Portfolio

PUTNAM VARIABLE TRUST (CLASS IB)

 Putnam VT Equity Income Fund

CLOSED PORTFOLIOS FOR THIS PRODUCT*

 Invesco V.I. International Growth Fund (Series I) 5/1/02


 Templeton Foreign Securities Fund (Class 1) 5/1/03
 T. Rowe Price Mid Cap Growth Portfolio (Class B) 5/1/03
 Artio International Stock Portfolio (Class B) 12/19/03
 T. Rowe Price Large Cap Growth Portfolio (Class A) 5/1/04
 Jennison Growth Portfolio (Class B) 5/1/05


 BlackRock Legacy Large Cap Growth Portfolio (Class A) 5/4/09

 Legg Mason ClearBridge Aggressive Growth Portfolio (Class B) 5/2/11 Met/Templeton Growth Portfolio (Class A) 5/2/11

--------------------------------------------------------------------------------

If you purchased the FIRSTAR SUMMIT VARIABLE ANNUITY, the following portfolios are available:

AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS) (SERIES I)

 Invesco V.I. International Growth Fund

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST (CLASS 1)

 Templeton Foreign Securities Fund

MET INVESTORS SERIES TRUST (CLASS A)

 Lazard Mid Cap Portfolio
 Lord Abbett Bond Debenture Portfolio


 MFS(R) Emerging Markets Equity Portfolio
 MFS(R) Research International Portfolio
 Oppenheimer Capital Appreciation Portfolio
 PIMCO Total Return Portfolio

 T. Rowe Price Large Cap Value Portfolio


METROPOLITAN SERIES FUND, INC. (CLASS A)

 Artio International Stock Portfolio
 BlackRock Money Market Portfolio
 Jennison Growth Portfolio

CLOSED PORTFOLIOS FOR THIS PRODUCT*
 BlackRock Legacy Large Cap Growth Portfolio (Class A) 5/4/09
--------------------------------------------------------------------------------

If you purchased a PREMIER ADVISOR VARIABLE ANNUITY, the following portfolios are available:

AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS) (SERIES I)

 Invesco V.I. International Growth Fund

FIDELITY VARIABLE INSURANCE PRODUCTS (INITIAL CLASS)

 Equity-Income Portfolio
 Growth Opportunities Portfolio

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST (CLASS 1)

 Templeton Foreign Securities Fund



MET INVESTORS SERIES TRUST (CLASS A)

 Clarion Global Real Estate Portfolio
 Lazard Mid Cap Portfolio
 Legg Mason ClearBridge Aggressive Growth Portfolio
 Lord Abbett Bond Debenture Portfolio


 Lord Abbett Mid Cap Value Portfolio

 Met/Templeton Growth Portfolio

 MFS(R) Emerging Markets Equity Portfolio
 MFS(R) Research International Portfolio
 Morgan Stanley Mid Cap Growth Portfolio
 Oppenheimer Capital Appreciation Portfolio
 PIMCO Total Return Portfolio
 Pioneer Fund Portfolio

 T. Rowe Price Large Cap Value Portfolio


METROPOLITAN SERIES FUND, INC. (CLASS A)

 BlackRock Bond Income Portfolio
 BlackRock Money Market Portfolio
 T. Rowe Price Large Cap Growth Portfolio
 T. Rowe Price Small Cap Growth Portfolio
 Western Asset Management Strategic Bond Opportunities Portfolio

CLOSED PORTFOLIOS FOR THIS PRODUCT*

 BlackRock Legacy Large Cap Growth Portfolio (Class A) 5/4/09
--------------------------------------------------------------------------------

If you purchased a DESTINY SELECT VARIABLE ANNUITY, the following portfolios are available:

AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS) (SERIES I)

 Invesco V.I. International Growth Fund

FIDELITY VARIABLE INSURANCE PRODUCTS (INITIAL CLASS)

 Equity-Income Portfolio
 Growth Opportunities Portfolio

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST (CLASS 1)

 Templeton Foreign Securities Fund



MET INVESTORS SERIES TRUST (CLASS A)

 Clarion Global Real Estate Portfolio
 Lazard Mid Cap Portfolio
 Legg Mason ClearBridge Aggressive Growth Portfolio
 Lord Abbett Bond Debenture Portfolio


 Lord Abbett Mid Cap Value Portfolio

 Met/Templeton Growth Portfolio

 MFS(R) Emerging Markets Equity Portfolio
 MFS(R) Research International Portfolio
 Morgan Stanley Mid Cap Growth Portfolio
 Oppenheimer Capital Appreciation Portfolio
 PIMCO Total Return Portfolio
 Pioneer Fund Portfolio

 T. Rowe Price Large Cap Value Portfolio


METROPOLITAN SERIES FUND, INC. (CLASS A)

 BlackRock Money Market Portfolio
 T. Rowe Price Large Cap Growth Portfolio
 Western Asset Management Strategic Bond Opportunities Portfolio

CLOSED PORTFOLIOS FOR THIS PRODUCT*

 DWS Government & Agency Securities VIP (Class A) 5/1/02
 Third Avenue Small Cap Value Portfolio (Class A) 5/1/05
 T. Rowe Price Small Cap Growth Portfolio (Class A) 4/30/07
 BlackRock Legacy Large Cap Growth Portfolio (Class A) 5/4/09
--------------------------------------------------------------------------------

If you purchased a PREVAIL VARIABLE ANNUITY, the following portfolios are available:

AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS) (SERIES I)

 Invesco V.I. International Growth Fund

FIDELITY VARIABLE INSURANCE PRODUCTS (INITIAL CLASS)

 Equity-Income Portfolio
 Growth Opportunities Portfolio

MET INVESTORS SERIES TRUST (CLASS A)

 Lazard Mid Cap Portfolio
 Lord Abbett Bond Debenture Portfolio


 Lord Abbett Mid Cap Value Portfolio
 MFS(R) Research International Portfolio
 Morgan Stanley Mid Cap Growth Portfolio

 Oppenheimer Capital Appreciation Portfolio
 PIMCO Total Return Portfolio
 Pioneer Fund Portfolio

 T. Rowe Price Large Cap Value Portfolio


METROPOLITAN SERIES FUND, INC. (CLASS A)

 BlackRock Bond Income Portfolio
 BlackRock Money Market Portfolio
 T. Rowe Price Large Cap Growth Portfolio
 Western Asset Management Strategic Bond Opportunities Portfolio

CLOSED PORTFOLIOS FOR THIS PRODUCT*

 BlackRock Legacy Large Cap Growth Portfolio (Class A) 5/4/09

*These portfolios are closed for allocations of new purchase payments or transfers of account value (excluding rebalancing and dollar cost averaging programs in existence at the time of closing).

                      STATEMENT OF ADDITIONAL INFORMATION

                    INDIVIDUAL FIXED AND VARIABLE DEFERRED

                               ANNUITY CONTRACT

                                   ISSUED BY

                METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE

                                      AND

                      METLIFE INVESTORS INSURANCE COMPANY


THIS IS NOT A PROSPECTUS. THIS STATEMENT OF ADDITIONAL INFORMATION SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS DATED MAY 1, 2011, FOR THE INDIVIDUAL FIXED AND VARIABLE DEFERRED ANNUITY CONTRACT WHICH IS DESCRIBED HEREIN.


THE PROSPECTUS CONCISELY SETS FORTH INFORMATION THAT A PROSPECTIVE INVESTOR OUGHT TO KNOW BEFORE INVESTING. FOR A COPY OF THE PROSPECTUS CALL OR WRITE TO THE COMPANY AT: P.O. BOX 10366, DES MOINES, IOWA 50306-0366, (800) 343-8496.


THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED MAY 1, 2011.

SAI-COVAVA11

                  TABLE OF CONTENTS                   PAGE

                  COMPANY................................ 3

                  INDEPENDENT REGISTERED PUBLIC
                  ACCOUNTING FIRM........................ 3

                  CUSTODIAN.............................. 4

                  DISTRIBUTION........................... 4

                  CALCULATION OF PERFORMANCE INFORMATION. 5
                     Total Return........................ 5
                     Historical Unit Values.............. 5
                     Reporting Agencies.................. 6

                  ANNUITY PROVISIONS..................... 6
                     Variable Annuity.................... 6
                     Fixed Annuity....................... 6
                     Annuity Unit Value.................. 7
                     Net Investment Factor............... 7
                     Mortality and Expense Guarantee..... 7

                  TAX STATUS OF THE CONTRACTS............ 7

                  FINANCIAL STATEMENTS................... 8

COMPANY


MetLife Investors Insurance Company (MetLife Investors or the Company) was incorporated on August 17, 1981, as Assurance Life Company, a Missouri corporation, and changed its name to Xerox Financial Services Life Insurance Company in 1985. On June 1, 1995, a wholly-owned subsidiary of General American Life Insurance Company (General American Life) purchased Xerox Financial Services Life Insurance Company, which on that date changed its name to Cova Financial Services Life Insurance Company. On January 6, 2000, Metropolitan Life Insurance Company acquired GenAmerica Financial Corporation, the ultimate parent company of General American Life. Cova Financial Services Life Insurance Company changed its name to MetLife Investors Insurance Company on January 30, 2001. On December 31, 2002, MetLife Investors became an indirect subsidiary of MetLife, Inc. (MetLife), the holding company of Metropolitan Life Insurance Company and a listed company on the New York Stock Exchange. On October 1, 2004, MetLife Investors became a direct subsidiary of MetLife. MetLife, though its subsidiaries and affiliates, is a leading provider of insurance and other financial services to individual and institutional customers.

On December 31, 2002, MetLife entered into a net worth maintenance agreement with MetLife Investors. Under the agreement, MetLife agreed, without limitation as to the amount, to cause MetLife Investors to have certain minimum capital and surplus levels and liquidity necessary to enable it to meet its current obligations on a timely basis. At December 31, 2010, the capital and surplus of MetLife Investors was in excess of these minimum capital and surplus levels. MetLife and MetLife Investors entered into the agreement in part to enhance and maintain the financial strength of MetLife Investors as set forth in the agreement. Creditors of MetLife Investors (including its Policy Owners) have certain rights under the agreement to enforce the provisions of the agreement through certain state insurance regulators. However, the agreement provides, among other things, that it does not provide any creditor of MetLife Investors with recourse to or against any of the assets of MetLife. MetLife has the right to terminate the agreement upon thirty days written notice to MetLife Investors. MetLife has agreed not to terminate the agreement unless one of certain designated events occur, including if the Company attains a financial strength rating from Moody's Investors Service, Inc., without giving weight to the support of the agreement, that is the same as or better than its rating of such rating agency with such support.



General American Life has entered into a contingent reinsurance agreement with MetLife Investors. Under this agreement, in the event that MetLife Investors' statutory capital and surplus fall below certain levels, General American Life would assume as assumption reinsurance, subject to regulatory approvals and required consents, all of MetLife Investors' life insurance and annuity contracts. At December 31, 2010, the capital and surplus of MetLife Investors was in excess of these minimum capital and surplus levels.

The Company presently is licensed to do business in the District of Columbia and all states except New York.


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements and financial highlights comprising each of the Sub-Accounts of MetLife Investors Variable Annuity Account One included in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein. Such financial statements and financial highlights have been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.


The financial statements of MetLife Investors Insurance Company, included in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein. Such financial statements have been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

The consolidated financial statements of General American Life Insurance Company and subsidiaries, included in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein. Such financial statements have been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

The consolidated financial statements, and the related financial statement schedules, incorporated by reference in this Statement of Additional Information from the MetLife, Inc. and subsidiaries' ("MetLife's") Annual Report on

Form 10-K, and the effectiveness of MetLife's internal control over financial reporting for the year ended December 31, 2010, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their reports (which express (1) an unqualified opinion on the consolidated financial statements and financial statement schedules and includes an explanatory paragraph regarding changes in MetLife's method of accounting for the recognition and presentation of other-than-temporary impairment losses for certain investments as required by accounting guidance adopted on April 1, 2009, and its method of accounting for certain assets and liabilities to a fair value measurement approach as required by accounting guidance adopted on January 1, 2008, and, (2) an unqualified opinion on MetLife's effectiveness of internal control over financial reporting), which are incorporated herein by reference. Such consolidated financial statements and financial statement schedules have been so incorporated in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

The principal business address of Deloitte & Touche LLP is Two World Financial Center, New York, NY 10281-1414.


ADDITIONAL INFORMATION

As noted above in the "Company" section of this Statement of Additional Information, MetLife has entered into a net worth maintenance agreement with the Company. As permitted by SEC rules, we are incorporating by reference into this Statement of Additional Information the following documents which have been filed with the SEC, which means that these documents are legally a part of this Statement of Additional Information:


(i) The consolidated financial statements and financial statement schedules from MetLife and subsidiaries' Annual Report on Form 10-K for the year ended December 31, 2010, filed on February 25, 2011 (File No. 001-15787), can be viewed on the SEC website at www.sec.gov;

(ii)Amendment No. 1 on Form 10-K/A filed with the SEC on March 1, 2011 (File No. 001-15787) to MetLife and subsidiaries' Annual Report on Form 10-K for the year ended December 31, 2010, can be viewed on the SEC website at www.sec.gov;

(iii)MetLife's Current Report on Form 8-K filed with the SEC on March 1, 2011 (File No. 001-15787), can be viewed on the SEC website at www.sec.gov;

(iv)MetLife's Current Report on Form 8-K filed with the SEC on March 2, 2011 (File No. 001-15787), can be viewed on the SEC website at www.sec.gov;

(v) MetLife's Current Report on Form 8-K filed with the SEC on March 4, 2011 (File No. 001-15787), can be viewed on the SEC website at www.sec.gov;

(vi)MetLife's Current Report on Form 8-K filed with the SEC on March 7, 2011 (File No. 001-15787), can be viewed on the SEC website at www.sec.gov;

(vii)MetLife's Current Report on Form 8-K filed with the SEC on March 9, 2011 (File No. 001-15787), can be viewed on the SEC website at www.sec.gov;

(viii)MetLife's Current Report on Form 8-K filed with the SEC on March 21, 2011 (File No. 001-15787), can be viewed on the SEC website at www.sec.gov; and

(ix)MetLife's Current Report on Form 8-K filed with the SEC on March 23, 2011 (File No. 001-15787), can be viewed on the SEC website at www.sec.gov.


You should only consider MetLife's financial statements (including notes and financial statement schedules thereto) and other financial information that we have incorporated by reference as noted above as bearing on the ability of MetLife to meet its obligations under the net worth maintenance agreement.

CUSTODIAN

MetLife Investors Insurance Company, 5 Park Plaza, Suite 1900, Irvine, California 92614 is the custodian of the assets of the Separate Account. The custodian has custody of all cash of the Separate Account and handles the collection of proceeds of shares of the underlying funds bought and sold by the Separate Account.

DISTRIBUTION

Information about the distribution of the contracts is contained in the prospectus. (See "Other Information -- Distribution of Contracts.") Additional information is provided below.

The contracts are not currently offered for sale.

MetLife Investors Distribution Company ("Distributor") serves as principal underwriter for the contracts. Distributor is a Missouri corporation and its home office is located at 5 Park Plaza, Suite 1900, Irvine, California 92614. Distributor is an indirect, wholly-owned subsidiary of MetLife, Inc. Distributor is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934 and is a member of FINRA. Distributor is not a member of the Securities Investor Protection Corporation. Distributor has entered into selling agreements with other broker-dealers ("selling firms") and compensates them for their services.

Distributor (including its predecessor) received sales compensation with respect to all contracts issued from the Separate Account in the following amounts during the periods indicated:


                                                              AGGREGATE
                                                              AMOUNT OF
                                   AGGREGATE                 COMMISSIONS
                                   AMOUNT OF                 RETAINED BY
                                  COMMISSIONS             DISTRIBUTOR AFTER
                                    PAID TO                  PAYMENTS TO
FISCAL YEAR                       DISTRIBUTOR               SELLING FIRMS
-----------                       -----------             -----------------
2008                              $85,020,359                    $0
2009                              $74,046,968                    $0
2010                              $67,733,296                    $0


Distributor passes through commissions to selling firms for their sales. In addition we pay compensation to Distributor to offset its expenses, including compensation costs, marketing and distribution expenses, advertising, wholesaling, printing and other expenses of distributing the contracts.

CALCULATION OF PERFORMANCE INFORMATION

TOTAL RETURN

From time to time, the Company may advertise performance data. Such data will show the percentage change in the value of an Accumulation Unit based on the performance of an investment portfolio over a period of time, usually a calendar year, determined by dividing the increase (decrease) in value for that unit by the Accumulation Unit value at the beginning of the period.

Any such advertisement will include total return figures for the time periods indicated in the advertisement. Such total return figures will reflect the deduction of a 1.25% Mortality and Expense Risk Premium, a 0.15% Administrative Expense Charge, the expenses for the underlying investment portfolio being advertised and any applicable Contract Maintenance Charges and Withdrawal Charges.

The hypothetical value of a contract purchased for the time periods described in the advertisement will be determined by using the actual Accumulation Unit values for an initial $1,000 purchase payment, and deducting any applicable Contract Maintenance Charges and any applicable Withdrawal Charge to arrive at the ending hypothetical value. The average annual total return is then determined by computing the fixed interest rate that a $1,000 purchase payment would have to earn annually, compounded annually, to grow to the hypothetical value at the end of the time periods described. The formula used in these calculations is:

   P (1 + T)/n/ = ERV

Where:

   P  =  a hypothetical initial payment of $1,000

   T  =  average annual total return

   n  =  number of years

   ERV = ending redeemable value at the end of the time periods used (or fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the time periods used.

The Company may also advertise performance data which will be calculated in the same manner as described above but which will not reflect the deduction of any Withdrawal Charge. The deduction of any Withdrawal Charge would reduce any percentage increase or make greater any percentage decrease.

You should note that the investment results of each investment portfolio will fluctuate over time, and any presentation of the investment portfolio's total return for any period should not be considered as a representation of what an investment may earn or what your total return may be in any future period.

HISTORICAL UNIT VALUES

The Company may also show historical Accumulation Unit values in certain advertisements containing illustrations. These illustrations will be based on actual Accumulation Unit values.

In addition, the Company may distribute sales literature which compares the percentage change in Accumulation Unit values for any of the investment portfolios against established market indices such as the Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average or other management investment companies which have investment objectives similar to the investment portfolio being compared. The Standard & Poor's 500 Composite Stock Price Index is an unmanaged, unweighted average of 500 stocks, the majority of which are listed on the New York Stock Exchange. The Dow Jones Industrial Average is an unmanaged, weighted average of thirty blue chip industrial corporations listed on the New York Stock Exchange. Both the Standard & Poor's 500 Composite Stock Price Index and the Dow Jones Industrial Average assume quarterly reinvestment of dividends.

REPORTING AGENCIES

The Company may also distribute sales literature which compares the performance of the Accumulation Unit values of the Contracts with the unit values of variable annuities issued by other insurance companies. Such information will be derived from the Lipper Variable Insurance Products Performance Analysis Service, the VARDS Report or from Morningstar.

The Lipper Variable Insurance Products Performance Analysis Service is published by Lipper Analytical Services, Inc., a publisher of statistical data which currently tracks the performance of almost 4,000 investment companies. The rankings compiled by Lipper may or may not reflect the deduction of asset-based insurance charges. The Company's sales literature utilizing these rankings will indicate whether or not such charges have been deducted. Where the charges have not been deducted, the sales literature will indicate that if the charges had been deducted, the ranking might have been lower.

The VARDS Report is a monthly variable annuity industry analysis compiled by Variable Annuity Research & Data Service of Roswell, Georgia and published by Financial Planning Resources, Inc. The VARDS rankings may or may not reflect the deduction of asset-based insurance charges. In addition, VARDS prepares risk adjusted rankings, which consider the effects of market risk on total return performance. This type of ranking may address the question as to which funds provide the highest total return with the least amount of risk. Other ranking services may be used as sources of performance comparison, such as CDA/Weisenberger.

Morningstar rates a variable annuity against its peers with similar investment objectives. Morningstar does not rate any variable annuity that has less than three years of performance data.

ANNUITY PROVISIONS

VARIABLE ANNUITY

A variable annuity is an annuity with payments which: (1) are not predetermined as to dollar amount; and (2) will vary in amount with the net investment results of the applicable investment portfolio(s) of the Separate Account. At the Annuity Date, the Contract Value in each investment portfolio will be applied to the applicable Annuity Tables. The Annuity Table used will depend upon the Annuity Option chosen. If, as of the Annuity Date, the then current Annuity Option rates applicable to this class of Contracts provide a first Annuity Payment greater than guaranteed under the same Annuity Option under this Contract, the greater payment will be made. The dollar amount of Annuity Payments after the first is determined as follows:

(1)the dollar amount of the first Annuity Payment is divided by the value of an Annuity Unit as of the Annuity Date. This establishes the number of Annuity Units for each monthly payment. The number of Annuity Units remains fixed during the Annuity Payment period.

(2)the fixed number of Annuity Units is multiplied by the Annuity Unit value for the last Valuation Period of the month preceding the month for which the payment is due. This result is the dollar amount of the payment.

The total dollar amount of each Variable Annuity Payment is the sum of all investment portfolios' Variable Annuity Payments reduced by the applicable Contract Maintenance Charge.

FIXED ANNUITY

A fixed annuity is a series of payments made during the Annuity Period which are guaranteed as to dollar amount by the Company and do not vary with the investment experience of the Separate Account. The General Account Value on the day immediately preceding the Annuity Date will be used to determine the Fixed Annuity monthly payment. The monthly Annuity Payment will be based upon the Annuity Option elected and the appropriate Annuity Option Table.

ANNUITY UNIT VALUE

The value of an Annuity Unit for each investment portfolio was arbitrarily set initially at $10. This was done when the first investment portfolio shares were purchased. The investment portfolio Annuity Unit value at the end of any subsequent Valuation Period is determined by multiplying the investment portfolio Annuity Unit value for the immediately preceding Valuation Period by the product of (a) the Net Investment Factor for the day for which the Annuity Unit value is being calculated, and (b) 0.999919.

NET INVESTMENT FACTOR

The Net Investment Factor for any investment portfolio for any Valuation Period is determined by dividing:

(a)the Accumulation Unit value as of the close of the current Valuation Period, by

(b)the Accumulation Unit value as of the close of the immediately preceding Valuation Period.

The Net Investment Factor may be greater or less than one, as the Annuity Unit value may increase or decrease.

MORTALITY AND EXPENSE GUARANTEE

The Company guarantees that the dollar amount of each Annuity Payment after the first Annuity Payment will not be affected by variations in mortality or expense experience.

TAX STATUS OF THE CONTRACTS

Tax law imposed several requirements that variable annuities must satisfy in order to receive the tax treatment normally accorded to annuity contracts.

DIVERSIFICATION REQUIREMENTS. The Internal Revenue Code (Code) requires that the investments of each investment division of the separate account underlying the contracts be "adequately diversified" in order for the contracts to be treated as annuity contracts for Federal income tax purposes. It is intended that each investment portfolio will satisfy these diversification requirements. If investment portfolio shares are sold directly to either tax qualified retirement plans that later lose their tax-qualified status or to non-qualified plans, there could be adverse consequences under the diversification rules.

OWNER CONTROL. In some circumstances, owners of variable annuity contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the contracts, we believe that the owner of a contract should not be treated as the owner of the separate account assets. We reserve the right to modify the contract to bring it into conformity with applicable standards should such modification be necessary to prevent an owner of the contract from being treated as the owner of the underlying separate account assets.

REQUIRED DISTRIBUTIONS. In order to be treated as an annuity contract for Federal income tax purposes, Section 72(s) of the Code generally requires any Non-Qualified Contract to contain certain provisions specifying how your interest in the contract will be distributed in the event of the death of an owner of the contract (or on the death of, or change in, any primary annuitant where the contract is owned by a non-natural person). Specifically, Section 72(s) requires that: (a) if any owner dies on or after the annuity starting date, but prior to the time the entire interest in the contract has been distributed, the entire interest in the contract will be distributed at least as rapidly as under the method of distribution being used as of the date of such owner's death; and (b) if any owner dies prior to the annuity starting date, the entire interest in the contract will be distributed within five years after the date of such owner's death. These requirements will be considered satisfied as to any portion of an owner's interest which is payable to or for the benefit of a designated beneficiary and which is distributed over the life of such designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary, provided that such distributions begin within one year of the owner's death. The designated beneficiary refers to a natural person designated by the owner as a beneficiary and to whom ownership of the contract passes by reason of death. However, if the designated beneficiary is the surviving spouse of the deceased owner, the contract may be continued with the surviving spouse as the new owner.

The Non-Qualified Contracts contain provisions that are intended to comply with these Code requirements, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the applicable requirements when such requirements are clarified by regulation or otherwise.

MANDATORY DISTRIBUTIONS FOR QUALIFIED PLANS. Federal tax law requires that minimum annual distributions begin by April 1st of the calendar year following the calendar year in which an IRA owner attains age 70 1/2. Participants in qualified plans and 403(b) annuities may defer minimum distributions until the later of April 1st of the calendar year following the calendar year in which they attain age 70 1/2 or the year of retirement (except for 5% or more owners). If you own more than one individual retirement annuity and/or account, you may satisfy the minimum distribution rules on an aggregate basis (i.e., determine the total amount of required distributions from all IRAs and take the required amount from any one or more IRAs). A similar aggregate approach is available to meet your 403(b) minimum distribution requirements if you have multiple 403(b) annuities. It is important that you consult your tax adviser as to the impact of tax law and regulations on your personal situation.

Income tax regulations regarding minimum distribution requirements affect both deferred and income annuities. Under these rules, in general, the value of all benefits under a deferred annuity (including death benefits in excess of cash value) must be added to the account value in computing the amount required to be distributed over the applicable period. We will provide you with additional information as to the amount of your interest in the contract that is subject to required minimum distributions under this rule and either compute the required amount for you or offer to do so at your request. Additionally, you should consult your tax adviser as to how these rules affect your contract.


MINIMUM DISTRIBUTIONS FOR BENEFICIARIES UPON THE CONTRACT OWNER'S DEATH. Upon the death of the contract owner and/or annuitant of a Qualified Contract, the funds remaining in the contract must be completely withdrawn within 5 years from the date of death (including in a single lump sum) or minimum distributions may be taken over the life expectancy of the individual beneficiaries (and in certain situations, trusts for individuals), provided such distributions are payable at least annually and begin within one year from the date of death. Special rules apply in the case of an IRA where the beneficiary is the surviving spouse which allow the spouse to assume the contract as owner. Alternative rules permit a spousal beneficiary under a qualified contract, including an IRA, to defer the minimum distribution requirements until the end of the year in which the deceased spouse would have attained age 70 1/2 or to rollover the death proceeds to his or her own IRA or to another eligible retirement plan in which he or she participates.

FINANCIAL STATEMENTS

The financial statements of the Separate Account, the Company and General American Life Insurance Company are included herein.

The financial statements of the Company included herein should be considered only as bearing upon the ability of the Company to meet its obligations under the contract.

The financial statements of General American Life Insurance Company are included because for contracts issued on or before December 31, 2002, General American Life Insurance Company agreed to ensure that the Company will have sufficient funds to meet its obligations under the contracts.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Contract Owners of
MetLife Investors Variable Annuity Account One and Board of Directors of
MetLife Investors Insurance Company

We have audited the accompanying statements of assets and liabilities of MetLife Investors Variable Annuity Account One (the "Separate Account") of MetLife Investors Insurance Company (the "Company") comprising each of the individual Sub-Accounts listed in Note 2 as of December 31, 2010, the related statements of operations for the respective stated period in the year then ended, the statements of changes in net assets for the respective stated periods in the two years then ended, and the financial highlights in Note 8 for the respective stated periods in the five years then ended. These financial statements and financial highlights are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Separate Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2010, by correspondence with the custodian or mutual fund companies. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Sub-Accounts constituting the Separate Account of the Company as of December 31, 2010, the results of their operations for the respective stated period in the year then ended, the changes in their net assets for the respective stated periods in the two years then ended, and the financial highlights for the respective stated periods in the five years then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP
Certified Public Accountants

Tampa, Florida
March 31, 2011

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METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
OF METLIFE INVESTORS INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2010

                                        MIST LORD ABBETT MIST LORD ABBETT MIST MORGAN STANLEY MIST LORD ABBETT
                                       GROWTH AND INCOME   BOND DEBENTURE      MID CAP GROWTH    MID CAP VALUE
                                             SUB-ACCOUNT      SUB-ACCOUNT         SUB-ACCOUNT      SUB-ACCOUNT
                                       ----------------- ---------------- ------------------- ----------------
ASSETS:
  Investments at fair value                $ 702,129,072    $ 281,708,957        $ 68,961,174    $ 221,952,720
  Accrued dividends                                   --               --                  --               --
  Due from MetLife Investors Insurance
     Company                                          14               16                  --               --
                                       ----------------- ---------------- ------------------- ----------------
       Total Assets                          702,129,086      281,708,973          68,961,174      221,952,720
                                       ----------------- ---------------- ------------------- ----------------
LIABILITIES:
  Accrued fees                                       119              143                  86               96
  Due to MetLife Investors Insurance
     Company                                          --               --                   8               --
                                       ----------------- ---------------- ------------------- ----------------
       Total Liabilities                             119              143                  94               96
                                       ----------------- ---------------- ------------------- ----------------
NET ASSETS                                 $ 702,128,967    $ 281,708,830        $ 68,961,080    $ 221,952,624
                                       ================= ================ =================== ================
CONTRACT OWNERS' EQUITY
  Net assets from accumulation units       $ 697,779,813    $ 280,848,458        $ 68,778,128    $ 221,340,438
  Net assets from contracts in payouts         4,349,154          860,372             182,952          612,186
                                       ----------------- ---------------- ------------------- ----------------
       Total Net Assets                    $ 702,128,967    $ 281,708,830        $ 68,961,080    $ 221,952,624
                                       ================= ================ =================== ================

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
OF METLIFE INVESTORS INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2010

                                                                     MIST PIMCO   MIST LEGG MASON
                                           MIST OPPENHEIMER INFLATION PROTECTED       CLEARBRIDGE    MIST PIMCO
                                       CAPITAL APPRECIATION                BOND AGGRESSIVE GROWTH  TOTAL RETURN
                                                SUB-ACCOUNT         SUB-ACCOUNT       SUB-ACCOUNT   SUB-ACCOUNT
                                       -------------------- ------------------- ----------------- -------------
ASSETS:
  Investments at fair value                    $ 88,338,030        $ 97,212,643      $ 65,664,668 $ 512,523,360
  Accrued dividends                                      --                  --                --            --
  Due from MetLife Investors Insurance
     Company                                             --                   5                --            12
                                       -------------------- ------------------- ----------------- -------------
       Total Assets                              88,338,030          97,212,648        65,664,668   512,523,372
                                       -------------------- ------------------- ----------------- -------------
LIABILITIES:
  Accrued fees                                          109                  83                88           101
  Due to MetLife Investors Insurance
     Company                                             13                  --                 9            --
                                       -------------------- ------------------- ----------------- -------------
       Total Liabilities                                122                  83                97           101
                                       -------------------- ------------------- ----------------- -------------
NET ASSETS                                     $ 88,337,908        $ 97,212,565      $ 65,664,571 $ 512,523,271
                                       ==================== =================== ================= =============
CONTRACT OWNERS' EQUITY
  Net assets from accumulation units           $ 88,185,764        $ 97,188,087      $ 65,614,774 $ 511,879,418
  Net assets from contracts in payouts              152,144              24,478            49,797       643,853
                                       -------------------- ------------------- ----------------- -------------
       Total Net Assets                        $ 88,337,908        $ 97,212,565      $ 65,664,571 $ 512,523,271
                                       ==================== =================== ================= =============

The accompanying notes are an integral part of these financial statements.

                                                                                          MIST
    MIST RCM MIST T. ROWE PRICE MIST MFS RESEARCH     MIST INVESCO  MIST LAZARD HARRIS OAKMARK
  TECHNOLOGY     MID CAP GROWTH     INTERNATIONAL SMALL CAP GROWTH      MID CAP  INTERNATIONAL
 SUB-ACCOUNT        SUB-ACCOUNT       SUB-ACCOUNT      SUB-ACCOUNT  SUB-ACCOUNT    SUB-ACCOUNT
------------ ------------------ ----------------- ---------------- ------------ --------------
$ 13,672,016       $ 86,739,659     $ 146,069,640     $ 55,371,542 $ 50,499,644   $ 71,133,018
          --                 --                --               --           --             --
          --                 --                --                1           --              7
------------ ------------------ ----------------- ---------------- ------------ --------------
  13,672,016         86,739,659       146,069,640       55,371,543   50,499,644     71,133,025
------------ ------------------ ----------------- ---------------- ------------ --------------
          63                121               150               82          135             52
           7                  4                 9               --            6             --
------------ ------------------ ----------------- ---------------- ------------ --------------
          70                125               159               82          141             52
------------ ------------------ ----------------- ---------------- ------------ --------------
$ 13,671,946       $ 86,739,534     $ 146,069,481     $ 55,371,461 $ 50,499,503   $ 71,132,973
============ ================== ================= ================ ============ ==============
$ 13,671,230       $ 86,689,283     $ 145,579,500     $ 55,343,143 $ 50,319,429   $ 71,126,615
         716             50,251           489,981           28,318      180,074          6,358
------------ ------------------ ----------------- ---------------- ------------ --------------
$ 13,671,946       $ 86,739,534     $ 146,069,481     $ 55,371,461 $ 50,499,503   $ 71,132,973
============ ================== ================= ================ ============ ==============

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
OF METLIFE INVESTORS INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2010

                                                                                                     MIST
                                       MIST THIRD AVENUE MIST CLARION GLOBAL    MIST TURNER GOLDMAN SACHS
                                         SMALL CAP VALUE         REAL ESTATE MID CAP GROWTH MID CAP VALUE
                                             SUB-ACCOUNT         SUB-ACCOUNT    SUB-ACCOUNT   SUB-ACCOUNT
                                       ----------------- ------------------- -------------- -------------
ASSETS:
  Investments at fair value                 $ 66,822,161        $ 38,697,461   $ 12,006,237  $ 19,466,057
  Accrued dividends                                   --                  --             --            --
  Due from MetLife Investors Insurance
     Company                                           7                  --              1             4
                                       ----------------- ------------------- -------------- -------------
       Total Assets                           66,822,168          38,697,461     12,006,238    19,466,061
                                       ----------------- ------------------- -------------- -------------
LIABILITIES:
  Accrued fees                                        92                 123             83            88
  Due to MetLife Investors Insurance
     Company                                          --                   7             --            --
                                       ----------------- ------------------- -------------- -------------
       Total Liabilities                              92                 130             83            88
                                       ----------------- ------------------- -------------- -------------
NET ASSETS                                  $ 66,822,076        $ 38,697,331   $ 12,006,155  $ 19,465,973
                                       ================= =================== ============== =============
CONTRACT OWNERS' EQUITY
  Net assets from accumulation units        $ 66,808,556        $ 38,651,460   $ 12,005,210  $ 19,463,898
  Net assets from contracts in payouts            13,520              45,871            945         2,075
                                       ----------------- ------------------- -------------- -------------
       Total Net Assets                     $ 66,822,076        $ 38,697,331   $ 12,006,155  $ 19,465,973
                                       ================= =================== ============== =============

The accompanying notes are an integral part of these financial statements.

      MIST METLIFE      MIST METLIFE      MIST METLIFE    MIST METLIFE        MIST METLIFE MIST VAN KAMPEN
DEFENSIVE STRATEGY MODERATE STRATEGY BALANCED STRATEGY GROWTH STRATEGY AGGRESSIVE STRATEGY        COMSTOCK
       SUB-ACCOUNT       SUB-ACCOUNT       SUB-ACCOUNT     SUB-ACCOUNT         SUB-ACCOUNT     SUB-ACCOUNT
------------------ ----------------- ----------------- --------------- ------------------- ---------------
     $ 383,256,344     $ 840,358,821   $ 2,318,147,590 $ 1,619,862,417       $ 198,100,072   $ 101,320,290
                --                --                --              --                  --              --
                 5                 9                17              11                   9              --
------------------ ----------------- ----------------- --------------- ------------------- ---------------
       383,256,349       840,358,830     2,318,147,607   1,619,862,428         198,100,081     101,320,290
------------------ ----------------- ----------------- --------------- ------------------- ---------------
                50                17                60              32                  29             107
                --                --                --              --                  --              --
------------------ ----------------- ----------------- --------------- ------------------- ---------------
                50                17                60              32                  29             107
------------------ ----------------- ----------------- --------------- ------------------- ---------------
     $ 383,256,299     $ 840,358,813   $ 2,318,147,547 $ 1,619,862,396       $ 198,100,052   $ 101,320,183
================== ================= ================= =============== =================== ===============
     $ 383,256,299     $ 840,337,240   $ 2,317,473,051 $ 1,619,839,834       $ 198,100,052   $ 101,225,878
                --            21,573           674,496          22,562                  --          94,305
------------------ ----------------- ----------------- --------------- ------------------- ---------------
     $ 383,256,299     $ 840,358,813   $ 2,318,147,547 $ 1,619,862,396       $ 198,100,052   $ 101,320,183
================== ================= ================= =============== =================== ===============

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
OF METLIFE INVESTORS INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2010

                                                  MIST MIST SSGA GROWTH MIST LEGG MASON
                                       SSGA GROWTH ETF   AND INCOME ETF    VALUE EQUITY MIST PIONEER FUND
                                           SUB-ACCOUNT      SUB-ACCOUNT     SUB-ACCOUNT       SUB-ACCOUNT
                                       --------------- ---------------- --------------- -----------------
ASSETS:
  Investments at fair value               $ 46,397,070    $ 124,729,838    $ 21,870,225     $ 100,019,674
  Accrued dividends                                 --               --              --                --
  Due from MetLife Investors Insurance
     Company                                        --               --              --                --
                                       --------------- ---------------- --------------- -----------------
       Total Assets                         46,397,070      124,729,838      21,870,225       100,019,674
                                       --------------- ---------------- --------------- -----------------
LIABILITIES:
  Accrued fees                                      45               50              76               125
  Due to MetLife Investors Insurance
     Company                                         1                4               5                --
                                       --------------- ---------------- --------------- -----------------
       Total Liabilities                            46               54              81               125
                                       --------------- ---------------- --------------- -----------------
NET ASSETS                                $ 46,397,024    $ 124,729,784    $ 21,870,144     $ 100,019,549
                                       =============== ================ =============== =================
CONTRACT OWNERS' EQUITY
  Net assets from accumulation units      $ 46,397,024    $ 124,729,784    $ 21,867,480      $ 99,472,237
  Net assets from contracts in payouts              --               --           2,664           547,312
                                       --------------- ---------------- --------------- -----------------
       Total Net Assets                   $ 46,397,024    $ 124,729,784    $ 21,870,144     $ 100,019,549
                                       =============== ================ =============== =================

The accompanying notes are an integral part of these financial statements.

                                                                                      MIST AMERICAN
    MIST PIONEER MIST MFS EMERGING MIST LOOMIS SAYLES     MIST RAINIER MIST AMERICAN FUNDS BALANCED
STRATEGIC INCOME    MARKETS EQUITY     GLOBAL MARKETS LARGE CAP EQUITY  FUNDS GROWTH     ALLOCATION
     SUB-ACCOUNT       SUB-ACCOUNT        SUB-ACCOUNT      SUB-ACCOUNT   SUB-ACCOUNT    SUB-ACCOUNT
---------------- ----------------- ------------------ ---------------- ------------- --------------
     $ 9,868,987      $ 71,913,988       $ 15,232,761     $ 12,401,521  $ 28,767,989  $ 235,131,702
              --                --                 --               --            --             --
              --                --                 --               --            --             --
---------------- ----------------- ------------------ ---------------- ------------- --------------
       9,868,987        71,913,988         15,232,761       12,401,521    28,767,989    235,131,702
---------------- ----------------- ------------------ ---------------- ------------- --------------
             135               114                 57               85            69             46
               9                 8                  6                8             3              1
---------------- ----------------- ------------------ ---------------- ------------- --------------
             144               122                 63               93            72             47
---------------- ----------------- ------------------ ---------------- ------------- --------------
     $ 9,868,843      $ 71,913,866       $ 15,232,698     $ 12,401,428  $ 28,767,917  $ 235,131,655
================ ================= ================== ================ ============= ==============
     $ 9,868,843      $ 71,892,751       $ 15,232,698     $ 12,401,428  $ 28,767,917  $ 235,131,655
              --            21,115                 --               --            --             --
---------------- ----------------- ------------------ ---------------- ------------- --------------
     $ 9,868,843      $ 71,913,866       $ 15,232,698     $ 12,401,428  $ 28,767,917  $ 235,131,655
================ ================= ================== ================ ============= ==============

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
OF METLIFE INVESTORS INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2010

                                                     MIST AMERICAN                      MIST AMERICAN
                                       MIST AMERICAN  FUNDS GROWTH       MIST AMERICAN FUNDS MODERATE
                                          FUNDS BOND    ALLOCATION FUNDS INTERNATIONAL     ALLOCATION
                                         SUB-ACCOUNT   SUB-ACCOUNT         SUB-ACCOUNT    SUB-ACCOUNT
                                       ------------- ------------- ------------------- --------------
ASSETS:
  Investments at fair value             $ 18,209,111 $ 227,823,108        $ 17,238,366  $ 137,833,834
  Accrued dividends                               --            --                  --             --
  Due from MetLife Investors Insurance
     Company                                      --            --                  --             --
                                       ------------- ------------- ------------------- --------------
       Total Assets                       18,209,111   227,823,108          17,238,366    137,833,834
                                       ------------- ------------- ------------------- --------------
LIABILITIES:
  Accrued fees                                    84            55                  62             38
  Due to MetLife Investors Insurance
     Company                                       4             4                   6             --
                                       ------------- ------------- ------------------- --------------
       Total Liabilities                          88            59                  68             38
                                       ------------- ------------- ------------------- --------------
NET ASSETS                              $ 18,209,023 $ 227,823,049        $ 17,238,298  $ 137,833,796
                                       ============= ============= =================== ==============
CONTRACT OWNERS' EQUITY
  Net assets from accumulation units    $ 18,209,023 $ 227,823,049        $ 17,238,298  $ 137,833,796
  Net assets from contracts in payouts            --            --                  --             --
                                       ------------- ------------- ------------------- --------------
       Total Net Assets                 $ 18,209,023 $ 227,823,049        $ 17,238,298  $ 137,833,796
                                       ============= ============= =================== ==============

The accompanying notes are an integral part of these financial statements.

                                                                     MIST MET/FRANKLIN               MIST
MIST BLACKROCK     MIST DREMAN MIST MET/TEMPLETON MIST MET/FRANKLIN TEMPLETON FOUNDING      MET/TEMPLETON
    HIGH YIELD SMALL CAP VALUE             GROWTH     MUTUAL SHARES           STRATEGY INTERNATIONAL BOND
   SUB-ACCOUNT     SUB-ACCOUNT        SUB-ACCOUNT       SUB-ACCOUNT        SUB-ACCOUNT        SUB-ACCOUNT
-------------- --------------- ------------------ ----------------- ------------------ ------------------
  $ 14,889,041     $ 5,988,047       $ 12,725,853      $ 97,287,209      $ 166,052,613        $ 2,069,291
            --              --                 --                --                 --                 --
            --              --                 --                --                 --                 --
-------------- --------------- ------------------ ----------------- ------------------ ------------------
    14,889,041       5,988,047         12,725,853        97,287,209        166,052,613          2,069,291
-------------- --------------- ------------------ ----------------- ------------------ ------------------
            91              70                 36                87                 38                 27
             9               6                  2                 9                  3                  1
-------------- --------------- ------------------ ----------------- ------------------ ------------------
           100              76                 38                96                 41                 28
-------------- --------------- ------------------ ----------------- ------------------ ------------------
  $ 14,888,941     $ 5,987,971       $ 12,725,815      $ 97,287,113      $ 166,052,572        $ 2,069,263
============== =============== ================== ================= ================== ==================
  $ 14,888,941     $ 5,987,971       $ 12,721,311      $ 97,282,873      $ 166,052,572        $ 2,069,263
            --              --              4,504             4,240                 --                 --
-------------- --------------- ------------------ ----------------- ------------------ ------------------
  $ 14,888,941     $ 5,987,971       $ 12,725,815      $ 97,287,113      $ 166,052,572        $ 2,069,263
============== =============== ================== ================= ================== ==================

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
OF METLIFE INVESTORS INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2010

                                                                                  MIST
                                       MIST BLACKROCK                  MET/EATON VANCE            RUSSELL
                                       LARGE CAP CORE MIST JANUS FORTY   FLOATING RATE MULTI-STYLE EQUITY
                                          SUB-ACCOUNT      SUB-ACCOUNT     SUB-ACCOUNT        SUB-ACCOUNT
                                       -------------- ---------------- --------------- ------------------
ASSETS:
  Investments at fair value               $ 2,642,607        $ 438,673       $ 820,027       $ 11,428,871
  Accrued dividends                                --               --              --                 --
  Due from MetLife Investors Insurance
     Company                                       --               --              --                 --
                                       -------------- ---------------- --------------- ------------------
       Total Assets                         2,642,607          438,673         820,027         11,428,871
                                       -------------- ---------------- --------------- ------------------
LIABILITIES:
  Accrued fees                                     51               42              73                  9
  Due to MetLife Investors Insurance
     Company                                        2               --               1                  7
                                       -------------- ---------------- --------------- ------------------
       Total Liabilities                           53               42              74                 16
                                       -------------- ---------------- --------------- ------------------
NET ASSETS                                $ 2,642,554        $ 438,631       $ 819,953       $ 11,428,855
                                       ============== ================ =============== ==================
CONTRACT OWNERS' EQUITY
  Net assets from accumulation units      $ 2,642,554        $ 438,631       $ 819,953       $ 11,316,891
  Net assets from contracts in payouts             --               --              --            111,964
                                       -------------- ---------------- --------------- ------------------
       Total Net Assets                   $ 2,642,554        $ 438,631       $ 819,953       $ 11,428,855
                                       ============== ================ =============== ==================

The accompanying notes are an integral part of these financial statements.

                                                                             INVESCO V.I.
          RUSSELL                                                   RUSSELL INTERNATIONAL  DWS GOVERNMENT &
AGGRESSIVE EQUITY RUSSELL NON-U.S. RUSSELL CORE BOND REAL ESTATE SECURITIES        GROWTH AGENCY SECURITIES
      SUB-ACCOUNT      SUB-ACCOUNT       SUB-ACCOUNT            SUB-ACCOUNT   SUB-ACCOUNT       SUB-ACCOUNT
----------------- ---------------- ----------------- ---------------------- ------------- -----------------
      $ 2,549,545      $ 5,221,628      $ 11,522,566            $ 1,329,217   $ 7,768,860         $ 880,661
               --               --                --                     --            --                --
               --               --                --                     --            --                --
----------------- ---------------- ----------------- ---------------------- ------------- -----------------
        2,549,545        5,221,628        11,522,566              1,329,217     7,768,860           880,661
----------------- ---------------- ----------------- ---------------------- ------------- -----------------
               12                8                15                      6            79                31
                8               --                 4                      2             3                 1
----------------- ---------------- ----------------- ---------------------- ------------- -----------------
               20                8                19                      8            82                32
----------------- ---------------- ----------------- ---------------------- ------------- -----------------
      $ 2,549,525      $ 5,221,620      $ 11,522,547            $ 1,329,209   $ 7,768,778         $ 880,629
================= ================ ================= ====================== ============= =================
      $ 2,520,186      $ 5,212,998      $ 11,505,013            $ 1,328,014   $ 7,720,709         $ 877,930
           29,339            8,622            17,534                  1,195        48,069             2,699
----------------- ---------------- ----------------- ---------------------- ------------- -----------------
      $ 2,549,525      $ 5,221,620      $ 11,522,547            $ 1,329,209   $ 7,768,778         $ 880,629
================= ================ ================= ====================== ============= =================

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
OF METLIFE INVESTORS INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2010

                                           MSF DAVIS MSF MET/ARTISAN             MSF       MSF MFS
                                       VENTURE VALUE   MID CAP VALUE JENNISON GROWTH  TOTAL RETURN
                                         SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT   SUB-ACCOUNT
                                       ------------- --------------- --------------- -------------
ASSETS:
  Investments at fair value            $ 239,139,114    $ 41,776,334    $ 56,877,850 $ 100,678,454
  Accrued dividends                               --              --              --            --
  Due from MetLife Investors Insurance
     Company                                      13              17              10            32
                                       ------------- --------------- --------------- -------------
       Total Assets                      239,139,127      41,776,351      56,877,860   100,678,486
                                       ------------- --------------- --------------- -------------
LIABILITIES:
  Accrued fees                                    84              67             120            84
  Due to MetLife Investors Insurance
     Company                                      --              --              --            --
                                       ------------- --------------- --------------- -------------
       Total Liabilities                          84              67             120            84
                                       ------------- --------------- --------------- -------------
NET ASSETS                             $ 239,139,043    $ 41,776,284    $ 56,877,740 $ 100,678,402
                                       ============= =============== =============== =============
CONTRACT OWNERS' EQUITY
  Net assets from accumulation units   $ 239,037,527    $ 41,757,695    $ 56,850,417 $ 100,498,519
  Net assets from contracts in payouts       101,516          18,589          27,323       179,883
                                       ------------- --------------- --------------- -------------
       Total Net Assets                $ 239,139,043    $ 41,776,284    $ 56,877,740 $ 100,678,402
                                       ============= =============== =============== =============

The accompanying notes are an integral part of these financial statements.

          MSF ARTIO MSF BLACKROCK  MSF METLIFE MSF BLACKROCK  MSF NEUBERGER MSF LOOMIS SAYLES
INTERNATIONAL STOCK  MONEY MARKET  STOCK INDEX   BOND INCOME BERMAN GENESIS  SMALL CAP GROWTH
        SUB-ACCOUNT   SUB-ACCOUNT  SUB-ACCOUNT   SUB-ACCOUNT    SUB-ACCOUNT       SUB-ACCOUNT
------------------- ------------- ------------ ------------- -------------- -----------------
        $ 6,585,143 $ 126,563,673 $ 33,773,033  $ 78,335,484    $ 1,918,885      $ 16,497,631
                 --            27           --            --             --                --
                 --            --           11            29             --                --
------------------- ------------- ------------ ------------- -------------- -----------------
          6,585,143   126,563,700   33,773,044    78,335,513      1,918,885        16,497,631
------------------- ------------- ------------ ------------- -------------- -----------------
                 38            89           34            59             39                60
                 10            28           --            --              7                 2
------------------- ------------- ------------ ------------- -------------- -----------------
                 48           117           34            59             46                62
------------------- ------------- ------------ ------------- -------------- -----------------
        $ 6,585,095 $ 126,563,583 $ 33,773,010  $ 78,335,454    $ 1,918,839      $ 16,497,569
=================== ============= ============ ============= ============== =================
        $ 6,583,967 $ 126,414,440 $ 33,773,010  $ 78,330,305    $ 1,918,839      $ 16,493,857
              1,128       149,143           --         5,149             --             3,712
------------------- ------------- ------------ ------------- -------------- -----------------
        $ 6,585,095 $ 126,563,583 $ 33,773,010  $ 78,335,454    $ 1,918,839      $ 16,497,569
=================== ============= ============ ============= ============== =================

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
OF METLIFE INVESTORS INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2010

                                          MSF WESTERN ASSET MSF WESTERN ASSET
                                       MANAGEMENT STRATEGIC        MANAGEMENT MSF T. ROWE PRICE MSF T. ROWE PRICE
                                         BOND OPPORTUNITIES   U.S. GOVERNMENT  SMALL CAP GROWTH  LARGE CAP GROWTH
                                                SUB-ACCOUNT       SUB-ACCOUNT       SUB-ACCOUNT       SUB-ACCOUNT
                                       -------------------- ----------------- ----------------- -----------------
ASSETS:
  Investments at fair value                     $ 5,716,317      $ 12,855,136      $ 11,089,151      $ 51,472,103
  Accrued dividends                                      --                --                --                --
  Due from MetLife Investors Insurance
     Company                                             --                --                --                 6
                                       -------------------- ----------------- ----------------- -----------------
       Total Assets                               5,716,317        12,855,136        11,089,151        51,472,109
                                       -------------------- ----------------- ----------------- -----------------
LIABILITIES:
  Accrued fees                                           31                66                81                70
  Due to MetLife Investors Insurance
     Company                                             10                 5                 8                --
                                       -------------------- ----------------- ----------------- -----------------
       Total Liabilities                                 41                71                89                70
                                       -------------------- ----------------- ----------------- -----------------
NET ASSETS                                      $ 5,716,276      $ 12,855,065      $ 11,089,062      $ 51,472,039
                                       ==================== ================= ================= =================
CONTRACT OWNERS' EQUITY
  Net assets from accumulation units            $ 5,709,640      $ 12,855,065      $ 11,068,340      $ 51,406,172
  Net assets from contracts in payouts                6,636                --            20,722            65,867
                                       -------------------- ----------------- ----------------- -----------------
       Total Net Assets                         $ 5,716,276      $ 12,855,065      $ 11,089,062      $ 51,472,039
                                       ==================== ================= ================= =================

The accompanying notes are an integral part of these financial statements.

                              MSF MET/DIMENSIONAL      MSF BARCLAYS
MSF OPPENHEIMER               INTERNATIONAL SMALL CAPITAL AGGREGATE MSF VAN ECK GLOBAL         MSF METLIFE
  GLOBAL EQUITY MSF MFS VALUE             COMPANY        BOND INDEX  NATURAL RESOURCES MID CAP STOCK INDEX
    SUB-ACCOUNT   SUB-ACCOUNT         SUB-ACCOUNT       SUB-ACCOUNT        SUB-ACCOUNT         SUB-ACCOUNT
--------------- ------------- ------------------- ----------------- ------------------ -------------------
   $ 22,327,537  $ 28,735,738         $ 2,210,446       $ 1,975,188        $ 2,219,770           $ 972,235
             --            --                  --                --                 --                  --
              3            --                  --                --                 --                  --
--------------- ------------- ------------------- ----------------- ------------------ -------------------
     22,327,540    28,735,738           2,210,446         1,975,188          2,219,770             972,235
--------------- ------------- ------------------- ----------------- ------------------ -------------------
             88            53                  98                71                 28                  26
             --             5                   7                 5                  2                   3
--------------- ------------- ------------------- ----------------- ------------------ -------------------
             88            58                 105                76                 30                  29
--------------- ------------- ------------------- ----------------- ------------------ -------------------
   $ 22,327,452  $ 28,735,680         $ 2,210,341       $ 1,975,112        $ 2,219,740           $ 972,206
=============== ============= =================== ================= ================== ===================
   $ 22,312,837  $ 28,735,680         $ 2,210,341       $ 1,975,112        $ 2,219,740           $ 972,206
         14,615            --                  --                --                 --                  --
--------------- ------------- ------------------- ----------------- ------------------ -------------------
   $ 22,327,452  $ 28,735,680         $ 2,210,341       $ 1,975,112        $ 2,219,740           $ 972,206
=============== ============= =================== ================= ================== ===================

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
OF METLIFE INVESTORS INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2010

                                                                         MSF BLACKROCK
                                       MSF MORGAN STANLEY MSF RUSSELL LEGACY LARGE CAP        PUTNAM VT
                                               EAFE INDEX  2000 INDEX           GROWTH MULTI-CAP GROWTH
                                              SUB-ACCOUNT SUB-ACCOUNT      SUB-ACCOUNT      SUB-ACCOUNT
                                       ------------------ ----------- ---------------- ----------------
ASSETS:
  Investments at fair value                     $ 640,037   $ 896,564     $ 10,802,908      $ 2,493,298
  Accrued dividends                                    --          --               --               --
  Due from MetLife Investors Insurance
     Company                                           --          --                3               --
                                       ------------------ ----------- ---------------- ----------------
       Total Assets                               640,037     896,564       10,802,911        2,493,298
                                       ------------------ ----------- ---------------- ----------------
LIABILITIES:
  Accrued fees                                         49          45               65               37
  Due to MetLife Investors Insurance
     Company                                            2           6               --                1
                                       ------------------ ----------- ---------------- ----------------
       Total Liabilities                               51          51               65               38
                                       ------------------ ----------- ---------------- ----------------
NET ASSETS                                      $ 639,986   $ 896,513     $ 10,802,846      $ 2,493,260
                                       ================== =========== ================ ================
CONTRACT OWNERS' EQUITY
  Net assets from accumulation units            $ 639,986   $ 896,513     $ 10,770,775      $ 2,465,266
  Net assets from contracts in payouts                 --          --           32,071           27,994
                                       ------------------ ----------- ---------------- ----------------
       Total Net Assets                         $ 639,986   $ 896,513     $ 10,802,846      $ 2,493,260
                                       ================== =========== ================ ================

The accompanying notes are an integral part of these financial statements.

    PUTNAM VT  FTVIPT TEMPLETON   FTVIPT TEMPLETON         FIDELITY VIP  FIDELITY VIP    PIMCO VIT
EQUITY INCOME GROWTH SECURITIES FOREIGN SECURITIES GROWTH OPPORTUNITIES EQUITY-INCOME   HIGH YIELD
  SUB-ACCOUNT       SUB-ACCOUNT        SUB-ACCOUNT          SUB-ACCOUNT   SUB-ACCOUNT  SUB-ACCOUNT
------------- ----------------- ------------------ -------------------- ------------- ------------
 $ 28,653,440      $ 11,825,851       $ 33,779,374            $ 109,144   $ 4,615,010 $ 13,052,585
           --                --                 --                   --            --           --
            8                --                 --                   --            --           --
------------- ----------------- ------------------ -------------------- ------------- ------------
   28,653,448        11,825,851         33,779,374              109,144     4,615,010   13,052,585
------------- ----------------- ------------------ -------------------- ------------- ------------
           75               109                 49                    9            52           50
           --                 8                 13                   16             9            3
------------- ----------------- ------------------ -------------------- ------------- ------------
           75               117                 62                   25            61           53
------------- ----------------- ------------------ -------------------- ------------- ------------
 $ 28,653,373      $ 11,825,734       $ 33,779,312            $ 109,119   $ 4,614,949 $ 13,052,532
============= ================= ================== ==================== ============= ============
 $ 28,561,359      $ 11,783,572       $ 33,692,592            $ 109,119   $ 4,614,949 $ 13,051,510
       92,014            42,162             86,720                   --            --        1,022
------------- ----------------- ------------------ -------------------- ------------- ------------
 $ 28,653,373      $ 11,825,734       $ 33,779,312            $ 109,119   $ 4,614,949 $ 13,052,532
============= ================= ================== ==================== ============= ============

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
OF METLIFE INVESTORS INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONCLUDED)
DECEMBER 31, 2010

                                                                   AMERICAN FUNDS
                                          PIMCO VIT AMERICAN FUNDS   GLOBAL SMALL AMERICAN FUNDS
                                       LOW DURATION  GLOBAL GROWTH CAPITALIZATION         GROWTH
                                        SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT
                                       ------------ -------------- -------------- --------------
ASSETS:
  Investments at fair value            $ 13,029,320   $ 88,905,071   $ 20,866,268  $ 107,174,911
  Accrued dividends                              --             --             --             --
  Due from MetLife Investors Insurance
     Company                                     --              3             --              1
                                       ------------ -------------- -------------- --------------
       Total Assets                      13,029,320     88,905,074     20,866,268    107,174,912
                                       ------------ -------------- -------------- --------------
LIABILITIES:
  Accrued fees                                   47             49             67             63
  Due to MetLife Investors Insurance
     Company                                      5             --              5             --
                                       ------------ -------------- -------------- --------------
       Total Liabilities                         52             49             72             63
                                       ------------ -------------- -------------- --------------
NET ASSETS                             $ 13,029,268   $ 88,905,025   $ 20,866,196  $ 107,174,849
                                       ============ ============== ============== ==============
CONTRACT OWNERS' EQUITY
  Net assets from accumulation units   $ 13,028,982   $ 88,905,025   $ 20,866,196  $ 107,169,885
  Net assets from contracts in payouts          286             --             --          4,964
                                       ------------ -------------- -------------- --------------
       Total Net Assets                $ 13,029,268   $ 88,905,025   $ 20,866,196  $ 107,174,849
                                       ============ ============== ============== ==============

The accompanying notes are an integral part of these financial statements.

This page is intentionally left blank.

METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
OF METLIFE INVESTORS INSURANCE COMPANY
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2010

                                            MIST LORD ABBETT    MIST LORD ABBETT MIST MORGAN STANLEY    MIST LORD ABBETT
                                           GROWTH AND INCOME      BOND DEBENTURE      MID CAP GROWTH       MID CAP VALUE
                                                 SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT
                                           -------------------- ---------------- ---------------------- -------------------
INVESTMENT INCOME:
     Dividends                                   $ 7,554,580        $ 17,734,923            $ 19,931         $ 1,286,783
                                           -------------------- ---------------- ---------------------- -------------------
EXPENSES:
     Mortality and expense risk
        and other charges                          7,569,708           3,080,289             530,399           2,026,193
     Administrative charges                        1,388,886             644,399             136,363             472,398
                                           -------------------- ---------------- ---------------------- -------------------
        Total expenses                             8,958,594           3,724,688             666,762           2,498,591
                                           -------------------- ---------------- ---------------------- -------------------
           Net investment income (loss)           (1,404,014)         14,010,235            (646,831)         (1,211,808)
                                           -------------------- ---------------- ---------------------- -------------------
NET REALIZED AND CHANGE IN
  UNREALIZED GAINS (LOSSES) ON
  INVESTMENTS:
     Realized gain distributions                          --                  --                  --                  --
     Realized gains (losses) on sale of
        investments                              (16,685,631)          1,536,366             510,376         (11,968,952)
                                           -------------------- ---------------- ---------------------- -------------------
           Net realized gains (losses)           (16,685,631)          1,536,366             510,376         (11,968,952)
                                           -------------------- ---------------- ---------------------- -------------------
     Change in unrealized gains (losses)
        on investments                           115,120,516          15,031,631          16,393,905          57,610,182
                                           -------------------- ---------------- ---------------------- -------------------
     Net realized and change in
        unrealized gains (losses) on
        investments                               98,434,885          16,567,997          16,904,281          45,641,230
                                           -------------------- ---------------- ---------------------- -------------------
     Net increase (decrease) in net assets
        resulting from operations               $ 97,030,871        $ 30,578,232        $ 16,257,450        $ 44,429,422
                                           ==================== ================ ====================== ===================

(a) For the period May 3, 2010 to December 31, 2010.

(b) For the period September 27, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

                                 MIST PIMCO   MIST LEGG MASON
    MIST OPPENHEIMER    INFLATION PROTECTED       CLEARBRIDGE      MIST PIMCO    MIST RCM    MIST T. ROWE PRICE
CAPITAL APPRECIATION                   BOND AGGRESSIVE GROWTH    TOTAL RETURN  TECHNOLOGY        MID CAP GROWTH
         SUB-ACCOUNT            SUB-ACCOUNT       SUB-ACCOUNT     SUB-ACCOUNT SUB-ACCOUNT           SUB-ACCOUNT
----------------------- ------------------- -------------------- ------------ -------------- ---------------------
           $ 406,113            $ 2,064,201           $ 5,680    $ 18,109,943        $ --                  $ --
----------------------- ------------------- -------------------- ------------ -------------- ---------------------
           1,059,861              1,168,463           797,726       5,495,463     230,343             1,055,395
             198,062                222,973           142,063       1,231,977      37,255               194,582
----------------------- ------------------- -------------------- ------------ -------------- ---------------------
           1,257,923              1,391,436           939,789       6,727,440     267,598             1,249,977
----------------------- ------------------- -------------------- ------------ -------------- ---------------------
            (851,810)               672,765          (934,109)     11,382,503    (267,598)           (1,249,977)
----------------------- ------------------- -------------------- ------------ -------------- ---------------------
                  --              2,305,964                --       2,720,774          --                    --
          (4,505,723)               380,882        (1,022,811)      4,826,106      68,705             1,120,474
----------------------- ------------------- -------------------- ------------ -------------- ---------------------
          (4,505,723)             2,686,846        (1,022,811)      7,546,880      68,705             1,120,474
----------------------- ------------------- -------------------- ------------ -------------- ---------------------
          11,631,099              1,700,768        14,147,287      13,858,080   3,531,432            18,396,030
----------------------- ------------------- -------------------- ------------ -------------- ---------------------
           7,125,376              4,387,614        13,124,476      21,404,960   3,600,137            19,516,504
----------------------- ------------------- -------------------- ------------ -------------- ---------------------
         $ 6,273,566            $ 5,060,379      $ 12,190,367    $ 32,787,463 $ 3,332,539          $ 18,266,527
======================= =================== ==================== ============ ============== =====================

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
OF METLIFE INVESTORS INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2010

                                                                                                             MIST
                                           MIST MFS RESEARCH        MIST INVESCO    MIST LAZARD    HARRIS OAKMARK
                                               INTERNATIONAL    SMALL CAP GROWTH        MID CAP     INTERNATIONAL
                                                 SUB-ACCOUNT         SUB-ACCOUNT    SUB-ACCOUNT       SUB-ACCOUNT
                                           -------------------- ------------------- -------------- -----------------
INVESTMENT INCOME:
     Dividends                                   $ 2,340,513                $ --      $ 434,379       $ 1,315,056
                                           -------------------- ------------------- -------------- -----------------
EXPENSES:
     Mortality and expense risk
        and other charges                          1,558,362             705,706        560,985           980,135
     Administrative charges                          300,980             127,930         98,818           167,621
                                           -------------------- ------------------- -------------- -----------------
        Total expenses                             1,859,342             833,636        659,803         1,147,756
                                           -------------------- ------------------- -------------- -----------------
           Net investment income (loss)              481,171            (833,636)      (225,424)          167,300
                                           -------------------- ------------------- -------------- -----------------
NET REALIZED AND CHANGE IN
  UNREALIZED GAINS (LOSSES) ON
  INVESTMENTS:
     Realized gain distributions                          --                  --             --                --
     Realized gains (losses) on sale of
        investments                               (3,615,863)           (276,970)    (1,757,204)       (1,899,202)
                                           -------------------- ------------------- -------------- -----------------
           Net realized gains (losses)            (3,615,863)           (276,970)    (1,757,204)       (1,899,202)
                                           -------------------- ------------------- -------------- -----------------
     Change in unrealized gains (losses)
        on investments                            16,313,902          12,507,436     10,942,867        10,813,402
                                           -------------------- ------------------- -------------- -----------------
     Net realized and change in
        unrealized gains (losses) on
        investments                               12,698,039          12,230,466      9,185,663         8,914,200
                                           -------------------- ------------------- -------------- -----------------
     Net increase (decrease) in net assets
        resulting from operations               $ 13,179,210        $ 11,396,830    $ 8,960,239       $ 9,081,500
                                           ==================== =================== ============== =================

(a) For the period May 3, 2010 to December 31, 2010.

(b) For the period September 27, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

                                                                       MIST
MIST THIRD AVENUE    MIST CLARION GLOBAL       MIST TURNER    GOLDMAN SACHS          MIST METLIFE      MIST METLIFE
  SMALL CAP VALUE            REAL ESTATE    MID CAP GROWTH    MID CAP VALUE    DEFENSIVE STRATEGY MODERATE STRATEGY
      SUB-ACCOUNT            SUB-ACCOUNT       SUB-ACCOUNT      SUB-ACCOUNT           SUB-ACCOUNT       SUB-ACCOUNT
-------------------- ---------------------- ----------------- ---------------- ------------------ --------------------
        $ 706,324            $ 3,062,901              $ --        $ 182,067          $ 10,870,616      $ 18,889,677
-------------------- ---------------------- ----------------- ---------------- ------------------ --------------------
          824,156                469,624           157,938          260,508             4,335,919         8,637,461
          143,622                 87,512            27,594           44,658               860,137         1,864,723
-------------------- ---------------------- ----------------- ---------------- ------------------ --------------------
          967,778                557,136           185,532          305,166             5,196,056        10,502,184
-------------------- ---------------------- ----------------- ---------------- ------------------ --------------------
         (261,454)             2,505,765          (185,532)        (123,099)            5,674,560         8,387,493
-------------------- ---------------------- ----------------- ---------------- ------------------ --------------------
               --                     --                --               --                    --                --
         (908,829)            (2,014,043)          (20,455)        (742,619)            2,438,674          (417,176)
-------------------- ---------------------- ----------------- ---------------- ------------------ --------------------
         (908,829)            (2,014,043)          (20,455)        (742,619)            2,438,674          (417,176)
-------------------- ---------------------- ----------------- ---------------- ------------------ --------------------
       10,888,666              4,448,699         2,677,088        4,491,386            24,044,178        70,879,804
-------------------- ---------------------- ----------------- ---------------- ------------------ --------------------
        9,979,837              2,434,656         2,656,633        3,748,767            26,482,852        70,462,628
-------------------- ---------------------- ----------------- ---------------- ------------------ --------------------
      $ 9,718,383            $ 4,940,421       $ 2,471,101      $ 3,625,668          $ 32,157,412      $ 78,850,121
==================== ====================== ================= ================ ================== ====================

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
OF METLIFE INVESTORS INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2010

                                                  MIST METLIFE       MIST METLIFE           MIST METLIFE    MIST VAN KAMPEN
                                             BALANCED STRATEGY    GROWTH STRATEGY    AGGRESSIVE STRATEGY           COMSTOCK
                                                   SUB-ACCOUNT        SUB-ACCOUNT            SUB-ACCOUNT        SUB-ACCOUNT
                                         ------------------------ ------------------ ---------------------- ------------------
INVESTMENT INCOME:
     Dividends                                    $ 41,808,165       $ 25,772,331            $ 2,164,784        $ 1,337,118
                                         ------------------------ ------------------ ---------------------- ------------------
EXPENSES:
     Mortality and expense risk
        and other charges                           22,133,475         18,603,493              2,351,347            737,634
     Administrative charges                          5,023,539          3,745,979                445,757            218,997
                                         ------------------------ ------------------ ---------------------- ------------------
        Total expenses                              27,157,014         22,349,472              2,797,104            956,631
                                         ------------------------ ------------------ ---------------------- ------------------
           Net investment income (loss)             14,651,151          3,422,859               (632,320)           380,487
                                         ------------------------ ------------------ ---------------------- ------------------
NET REALIZED AND CHANGE IN
  UNREALIZED GAINS (LOSSES) ON
  INVESTMENTS:
     Realized gain distributions                            --                 --                     --                 --
     Realized gains (losses) on sale of
        investments                                 (1,548,947)       (14,030,256)                 6,101           (527,373)
                                         ------------------------ ------------------ ---------------------- ------------------
           Net realized gains (losses)              (1,548,947)       (14,030,256)                 6,101           (527,373)
                                         ------------------------ ------------------ ---------------------- ------------------
     Change in unrealized gains (losses)
        on investments                             225,546,016        206,601,938             25,873,873         12,138,266
                                         ------------------------ ------------------ ---------------------- ------------------
     Net realized and change in
        unrealized gains (losses) on
        investments                                223,997,069        192,571,682             25,879,974         11,610,893
                                         ------------------------ ------------------ ---------------------- ------------------
     Net increase (decrease) in net assets
        resulting from operations                $ 238,648,220      $ 195,994,541           $ 25,247,654       $ 11,991,380
                                         ======================== ================== ====================== ==================

(a) For the period May 3, 2010 to December 31, 2010.

(b) For the period September 27, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

           MIST    MIST SSGA GROWTH    MIST LEGG MASON                             MIST PIONEER MIST MFS EMERGING
SSGA GROWTH ETF      AND INCOME ETF       VALUE EQUITY    MIST PIONEER FUND    STRATEGIC INCOME    MARKETS EQUITY
    SUB-ACCOUNT         SUB-ACCOUNT        SUB-ACCOUNT          SUB-ACCOUNT         SUB-ACCOUNT       SUB-ACCOUNT
------------------ ------------------- ------------------ -------------------- ---------------- --------------------
      $ 569,979         $ 1,274,253          $ 442,782            $ 834,368           $ 334,699         $ 544,103
------------------ ------------------- ------------------ -------------------- ---------------- --------------------
        462,200           1,087,011            270,084              951,535              57,054           674,135
         94,126             248,968             53,596              201,349              18,803           131,046
------------------ ------------------- ------------------ -------------------- ---------------- --------------------
        556,326           1,335,979            323,680            1,152,884              75,857           805,181
------------------ ------------------- ------------------ -------------------- ---------------- --------------------
         13,653             (61,726)           119,102             (318,516)            258,842          (261,078)
------------------ ------------------- ------------------ -------------------- ---------------- --------------------
             --               4,448                 --                   --                  --                --
        (59,054)             77,539         (1,464,386)           2,514,220              86,109          (900,354)
------------------ ------------------- ------------------ -------------------- ---------------- --------------------
        (59,054)             81,987         (1,464,386)           2,514,220              86,109          (900,354)
------------------ ------------------- ------------------ -------------------- ---------------- --------------------
      4,696,964          11,069,034          2,552,371           10,849,380             420,630        12,713,028
------------------ ------------------- ------------------ -------------------- ---------------- --------------------
      4,637,910          11,151,021          1,087,985           13,363,600             506,739        11,812,674
------------------ ------------------- ------------------ -------------------- ---------------- --------------------
    $ 4,651,563        $ 11,089,295        $ 1,207,087         $ 13,045,084           $ 765,581      $ 11,551,596
================== =================== ================== ==================== ================ ====================

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
OF METLIFE INVESTORS INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2010

                                                                                                       MIST AMERICAN
                                           MIST LOOMIS SAYLES        MIST RAINIER    MIST AMERICAN    FUNDS BALANCED
                                               GLOBAL MARKETS    LARGE CAP EQUITY     FUNDS GROWTH        ALLOCATION
                                                  SUB-ACCOUNT         SUB-ACCOUNT      SUB-ACCOUNT       SUB-ACCOUNT
                                           --------------------- ------------------- ---------------- -----------------
INVESTMENT INCOME:
     Dividends                                      $ 350,166            $ 16,621         $ 68,683       $ 2,402,037
                                           --------------------- ------------------- ---------------- -----------------
EXPENSES:
     Mortality and expense risk
        and other charges                             150,888              56,356          371,249         2,786,968
     Administrative charges                            26,987              10,623           72,012           521,409
                                           --------------------- ------------------- ---------------- -----------------
        Total expenses                                177,875              66,979          443,261         3,308,377
                                           --------------------- ------------------- ---------------- -----------------
           Net investment income (loss)               172,291             (50,358)        (374,578)         (906,340)
                                           --------------------- ------------------- ---------------- -----------------
NET REALIZED AND CHANGE IN
  UNREALIZED GAINS (LOSSES) ON
  INVESTMENTS:
     Realized gain distributions                           --                  --               --           103,066
     Realized gains (losses) on sale of
        investments                                  (180,088)            (41,656)       1,515,733         2,648,023
                                           --------------------- ------------------- ---------------- -----------------
           Net realized gains (losses)               (180,088)            (41,656)       1,515,733         2,751,089
                                           --------------------- ------------------- ---------------- -----------------
     Change in unrealized gains (losses)
        on investments                              1,853,240             754,783        3,333,804        19,429,040
                                           --------------------- ------------------- ---------------- -----------------
     Net realized and change in
        unrealized gains (losses) on
        investments                                 1,673,152             713,127        4,849,537        22,180,129
                                           --------------------- ------------------- ---------------- -----------------
     Net increase (decrease) in net assets
        resulting from operations                 $ 1,845,443           $ 662,769      $ 4,474,959      $ 21,273,789
                                           ===================== =================== ================ =================

(a) For the period May 3, 2010 to December 31, 2010.

(b) For the period September 27, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

              MIST AMERICAN                            MIST AMERICAN
MIST AMERICAN  FUNDS GROWTH          MIST AMERICAN    FUNDS MODERATE    MIST BLACKROCK        MIST DREMAN
   FUNDS BOND    ALLOCATION    FUNDS INTERNATIONAL        ALLOCATION        HIGH YIELD    SMALL CAP VALUE
  SUB-ACCOUNT   SUB-ACCOUNT            SUB-ACCOUNT       SUB-ACCOUNT       SUB-ACCOUNT        SUB-ACCOUNT
------------- ---------------- ---------------------- ----------------- ----------------- ------------------
    $ 352,199   $ 1,825,821              $ 128,804       $ 2,050,036         $ 665,252           $ 32,218
------------- ---------------- ---------------------- ----------------- ----------------- ------------------
      249,944     2,745,811                206,895         1,750,278           255,148             30,232
       46,073       517,259                 38,724           326,679            45,793             11,577
------------- ---------------- ---------------------- ----------------- ----------------- ------------------
      296,017     3,263,070                245,619         2,076,957           300,941             41,809
------------- ---------------- ---------------------- ----------------- ----------------- ------------------
       56,182    (1,437,249)              (116,815)          (26,921)          364,311             (9,591)
------------- ---------------- ---------------------- ----------------- ----------------- ------------------
           --            --                 40,487                --                --                 --
      404,470     1,598,470                371,510         1,600,204         2,311,912             70,649
------------- ---------------- ---------------------- ----------------- ----------------- ------------------
      404,470     1,598,470                411,997         1,600,204         2,311,912             70,649
------------- ---------------- ---------------------- ----------------- ----------------- ------------------
      348,999    23,392,238                529,487         8,764,520          (219,602)           808,864
------------- ---------------- ---------------------- ----------------- ----------------- ------------------
      753,469    24,990,708                941,484        10,364,724         2,092,310            879,513
------------- ---------------- ---------------------- ----------------- ----------------- ------------------
    $ 809,651  $ 23,553,459              $ 824,669      $ 10,337,803       $ 2,456,621          $ 869,922
============= ================ ====================== ================= ================= ==================

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
OF METLIFE INVESTORS INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2010

                                                                                    MIST MET/FRANKLIN
                                           MIST MET/TEMPLETON MIST MET/FRANKLIN    TEMPLETON FOUNDING    MIST MET/TEMPLETON
                                                       GROWTH     MUTUAL SHARES              STRATEGY    INTERNATIONAL BOND
                                                  SUB-ACCOUNT       SUB-ACCOUNT           SUB-ACCOUNT           SUB-ACCOUNT
                                           ------------------ -------------------- --------------------- ---------------------
INVESTMENT INCOME:
     Dividends                                      $ 110,333              $ --                  $ --               $ 3,707
                                           ------------------ -------------------- --------------------- ---------------------
EXPENSES:
     Mortality and expense risk
        and other charges                              65,992           568,349             1,285,735                10,525
     Administrative charges                            25,670           192,606               372,656                 2,476
                                           ------------------ -------------------- --------------------- ---------------------
        Total expenses                                 91,662           760,955             1,658,391                13,001
                                           ------------------ -------------------- --------------------- ---------------------
           Net investment income (loss)                18,671          (760,955)           (1,658,391)               (9,294)
                                           ------------------ -------------------- --------------------- ---------------------
NET REALIZED AND CHANGE IN
  UNREALIZED GAINS (LOSSES) ON
  INVESTMENTS:
     Realized gain distributions                           --           929,841                   508                   182
     Realized gains (losses) on sale of
        investments                                    95,968           142,909             1,152,684                19,497
                                           ------------------ -------------------- --------------------- ---------------------
           Net realized gains (losses)                 95,968         1,072,750             1,153,192                19,679
                                           ------------------ -------------------- --------------------- ---------------------
     Change in unrealized gains (losses)
        on investments                                758,093         7,931,241            13,638,019               100,395
                                           ------------------ -------------------- --------------------- ---------------------
     Net realized and change in
        unrealized gains (losses) on
        investments                                   854,061         9,003,991            14,791,211               120,074
                                           ------------------ -------------------- --------------------- ---------------------
     Net increase (decrease) in net assets
        resulting from operations                   $ 872,732       $ 8,243,036          $ 13,132,820             $ 110,780
                                           ================== ==================== ===================== =====================

(a) For the period May 3, 2010 to December 31, 2010.

(b) For the period September 27, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

                                                 MIST
MIST BLACKROCK                        MET/EATON VANCE               RUSSELL              RUSSELL
LARGE CAP CORE    MIST JANUS FORTY      FLOATING RATE    MULTI-STYLE EQUITY    AGGRESSIVE EQUITY    RUSSELL NON-U.S.
   SUB-ACCOUNT     SUB-ACCOUNT (a)    SUB-ACCOUNT (a)           SUB-ACCOUNT          SUB-ACCOUNT         SUB-ACCOUNT
----------------- ------------------- ------------------ --------------------- -------------------- -------------------
      $ 12,650                $ --               $ --             $ 103,366             $ 11,272            $ 50,934
----------------- ------------------- ------------------ --------------------- -------------------- -------------------
         9,449               1,424              3,831               141,273               30,548              65,430
         3,642                 259                658                16,951                3,662               7,847
----------------- ------------------- ------------------ --------------------- -------------------- -------------------
        13,091               1,683              4,489               158,224               34,210              73,277
----------------- ------------------- ------------------ --------------------- -------------------- -------------------
          (441)             (1,683)            (4,489)              (54,858)             (22,938)            (22,343)
----------------- ------------------- ------------------ --------------------- -------------------- -------------------
            --                  --                 --                    --                   --                  --
          (154)                229                828              (355,040)            (157,552)           (284,964)
----------------- ------------------- ------------------ --------------------- -------------------- -------------------
          (154)                229                828              (355,040)            (157,552)           (284,964)
----------------- ------------------- ------------------ --------------------- -------------------- -------------------
       246,318              26,758             21,695             1,945,587              690,369             764,647
----------------- ------------------- ------------------ --------------------- -------------------- -------------------
       246,164              26,987             22,523             1,590,547              532,817             479,683
----------------- ------------------- ------------------ --------------------- -------------------- -------------------
     $ 245,723            $ 25,304           $ 18,034           $ 1,535,689            $ 509,879           $ 457,340
================= =================== ================== ===================== ==================== ===================

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
OF METLIFE INVESTORS INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2010

                                                                              RUSSELL            INVESCO V.I.  DWS GOVERNMENT &
                                             RUSSELL CORE BOND REAL ESTATE SECURITIES    INTERNATIONAL GROWTH AGENCY SECURITIES
                                                   SUB-ACCOUNT            SUB-ACCOUNT             SUB-ACCOUNT       SUB-ACCOUNT
                                         --------------------- ------------------------- -------------------- -----------------
INVESTMENT INCOME:
     Dividends                                       $ 464,546               $ 29,805               $ 146,655          $ 44,568
                                         --------------------- ------------------------- -------------------- -----------------
EXPENSES:
     Mortality and expense risk
        and other charges                              152,945                 17,189                  91,374            11,595
     Administrative charges                             18,351                  2,060                  16,105             1,794
                                         --------------------- ------------------------- -------------------- -----------------
        Total expenses                                 171,296                 19,249                 107,479            13,389
                                         --------------------- ------------------------- -------------------- -----------------
           Net investment income (loss)                293,250                 10,556                  39,176            31,179
                                         --------------------- ------------------------- -------------------- -----------------
NET REALIZED AND CHANGE IN
  UNREALIZED GAINS (LOSSES) ON
  INVESTMENTS:
     Realized gain distributions                       311,210                     --                      --                --
     Realized gains (losses) on sale of
        investments                                    114,908                (62,464)                 99,108             8,714
                                         --------------------- ------------------------- -------------------- -----------------
           Net realized gains (losses)                 426,118                (62,464)                 99,108             8,714
                                         --------------------- ------------------------- -------------------- -----------------
     Change in unrealized gains (losses)
        on investments                                 293,554                321,505                 620,712             7,316
                                         --------------------- ------------------------- -------------------- -----------------
     Net realized and change in
        unrealized gains (losses) on
        investments                                    719,672                259,041                 719,820            16,030
                                         --------------------- ------------------------- -------------------- -----------------
     Net increase (decrease) in net assets
        resulting from operations                  $ 1,012,922              $ 269,597               $ 758,996          $ 47,209
                                         ===================== ========================= ==================== =================

(a) For the period May 3, 2010 to December 31, 2010.

(b) For the period September 27, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

    MSF DAVIS    MSF MET/ARTISAN                MSF         MSF MFS              MSF ARTIO    MSF BLACKROCK
VENTURE VALUE      MID CAP VALUE    JENNISON GROWTH    TOTAL RETURN    INTERNATIONAL STOCK     MONEY MARKET
  SUB-ACCOUNT        SUB-ACCOUNT        SUB-ACCOUNT     SUB-ACCOUNT            SUB-ACCOUNT      SUB-ACCOUNT
---------------- ------------------ ------------------ --------------- ---------------------- ----------------
  $ 1,993,294          $ 237,658          $ 218,004     $ 2,662,079               $ 85,755          $ 1,242
---------------- ------------------ ------------------ --------------- ---------------------- ----------------
    2,633,222            598,892            728,416         706,192                 74,261        2,064,612
      546,737            101,174            133,388         231,090                 15,216          373,503
---------------- ------------------ ------------------ --------------- ---------------------- ----------------
    3,179,959            700,066            861,804         937,282                 89,477        2,438,115
---------------- ------------------ ------------------ --------------- ---------------------- ----------------
   (1,186,665)          (462,408)          (643,800)      1,724,797                 (3,722)      (2,436,873)
---------------- ------------------ ------------------ --------------- ---------------------- ----------------
           --                 --                 --              --                     --               --
      708,830         (3,309,852)            45,180        (654,707)              (216,766)              --
---------------- ------------------ ------------------ --------------- ---------------------- ----------------
      708,830         (3,309,852)            45,180        (654,707)              (216,766)              --
---------------- ------------------ ------------------ --------------- ---------------------- ----------------
   22,493,532          8,609,340          5,500,207       6,970,796                540,441               --
---------------- ------------------ ------------------ --------------- ---------------------- ----------------
   23,202,362          5,299,488          5,545,387       6,316,089                323,675               --
---------------- ------------------ ------------------ --------------- ---------------------- ----------------
 $ 22,015,697        $ 4,837,080        $ 4,901,587     $ 8,040,886              $ 319,953     $ (2,436,873)
================ ================== ================== =============== ====================== ================

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
OF METLIFE INVESTORS INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2010

                                             MSF METLIFE    MSF BLACKROCK  MSF NEUBERGER    MSF LOOMIS SAYLES
                                             STOCK INDEX      BOND INCOME BERMAN GENESIS     SMALL CAP GROWTH
                                             SUB-ACCOUNT      SUB-ACCOUNT    SUB-ACCOUNT          SUB-ACCOUNT
                                         ------------------ ------------- ----------------- --------------------
INVESTMENT INCOME:
     Dividends                                 $ 501,529      $ 2,484,380        $ 5,098                 $ --
                                         ------------------ ------------- ----------------- --------------------
EXPENSES:
     Mortality and expense risk
        and other charges                        435,696          549,052         19,961              136,126
     Administrative charges                       78,386          165,977          4,031               35,634
                                         ------------------ ------------- ----------------- --------------------
        Total expenses                           514,082          715,029         23,992              171,760
                                         ------------------ ------------- ----------------- --------------------
           Net investment income (loss)          (12,553)       1,769,351        (18,894)            (171,760)
                                         ------------------ ------------- ----------------- --------------------
NET REALIZED AND CHANGE IN
  UNREALIZED GAINS (LOSSES) ON
  INVESTMENTS:
     Realized gain distributions                      --               --             --                   --
     Realized gains (losses) on sale of
        investments                           (1,337,622)          78,661       (162,829)            (343,071)
                                         ------------------ ------------- ----------------- --------------------
           Net realized gains (losses)        (1,337,622)          78,661       (162,829)            (343,071)
                                         ------------------ ------------- ----------------- --------------------
     Change in unrealized gains (losses)
        on investments                         5,123,908        2,516,183        485,401            4,414,802
                                         ------------------ ------------- ----------------- --------------------
     Net realized and change in
        unrealized gains (losses) on
        investments                            3,786,286        2,594,844        322,572            4,071,731
                                         ------------------ ------------- ----------------- --------------------
     Net increase (decrease) in net assets
        resulting from operations            $ 3,773,733      $ 4,364,195      $ 303,678          $ 3,899,971
                                         ================== ============= ================= ====================

(a) For the period May 3, 2010 to December 31, 2010.

(b) For the period September 27, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

   MSF WESTERN ASSET MSF WESTERN ASSET
MANAGEMENT STRATEGIC        MANAGEMENT MSF T. ROWE PRICE    MSF T. ROWE PRICE    MSF OPPENHEIMER
  BOND OPPORTUNITIES   U.S. GOVERNMENT  SMALL CAP GROWTH     LARGE CAP GROWTH      GLOBAL EQUITY    MSF MFS VALUE
         SUB-ACCOUNT       SUB-ACCOUNT       SUB-ACCOUNT          SUB-ACCOUNT        SUB-ACCOUNT      SUB-ACCOUNT
-------------------- ----------------- -------------------- -------------------- ------------------ -------------
           $ 360,189         $ 317,669              $ --             $ 53,189          $ 251,038        $ 202,074
-------------------- ----------------- -------------------- -------------------- ------------------ -------------
              74,057           185,002           114,393              590,438            147,184          126,794
              13,970            32,796            19,770              112,705             45,619           48,689
-------------------- ----------------- -------------------- -------------------- ------------------ -------------
              88,027           217,798           134,163              703,143            192,803          175,483
-------------------- ----------------- -------------------- -------------------- ------------------ -------------
             272,162            99,871          (134,163)            (649,954)            58,235           26,591
-------------------- ----------------- -------------------- -------------------- ------------------ -------------
                  --            36,694                --                   --                 --               --
              79,735            68,719            52,753             (311,258)          (143,415)          36,456
-------------------- ----------------- -------------------- -------------------- ------------------ -------------
              79,735           105,413            52,753             (311,258)          (143,415)          36,456
-------------------- ----------------- -------------------- -------------------- ------------------ -------------
             269,168           259,045         2,862,526            7,829,354          2,815,391        2,472,883
-------------------- ----------------- -------------------- -------------------- ------------------ -------------
             348,903           364,458         2,915,279            7,518,096          2,671,976        2,509,339
-------------------- ----------------- -------------------- -------------------- ------------------ -------------
           $ 621,065         $ 464,329       $ 2,781,116          $ 6,868,142        $ 2,730,211      $ 2,535,930
==================== ================= ==================== ==================== ================== =============

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
OF METLIFE INVESTORS INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2010

                                           MSF MET/DIMENSIONAL         MSF BARCLAYS
                                           INTERNATIONAL SMALL    CAPITAL AGGREGATE MSF VAN ECK GLOBAL            MSF METLIFE
                                                       COMPANY           BOND INDEX  NATURAL RESOURCES    MID CAP STOCK INDEX
                                                   SUB-ACCOUNT          SUB-ACCOUNT        SUB-ACCOUNT            SUB-ACCOUNT
                                           ---------------------- ----------------- --------------------- ----------------------
INVESTMENT INCOME:
     Dividends                                        $ 20,087             $ 78,187            $ 2,444                $ 4,454
                                           ---------------------- ----------------- --------------------- ----------------------
EXPENSES:
     Mortality and expense risk
        and other charges                               20,383               32,952             10,678                  9,873
     Administrative charges                              3,756                5,441              2,260                  1,642
                                           ---------------------- ----------------- --------------------- ----------------------
        Total expenses                                  24,139               38,393             12,938                 11,515
                                           ---------------------- ----------------- --------------------- ----------------------
           Net investment income (loss)                 (4,052)              39,794            (10,494)                (7,061)
                                           ---------------------- ----------------- --------------------- ----------------------
NET REALIZED AND CHANGE IN
  UNREALIZED GAINS (LOSSES) ON
  INVESTMENTS:
     Realized gain distributions                        76,407                   --             52,321                    759
     Realized gains (losses) on sale of
        investments                                     37,723               19,060             10,125                 15,114
                                           ---------------------- ----------------- --------------------- ----------------------
           Net realized gains (losses)                 114,130               19,060             62,446                 15,873
                                           ---------------------- ----------------- --------------------- ----------------------
     Change in unrealized gains (losses)
        on investments                                 203,930               19,410            274,217                130,940
                                           ---------------------- ----------------- --------------------- ----------------------
     Net realized and change in
        unrealized gains (losses) on
        investments                                    318,060               38,470            336,663                146,813
                                           ---------------------- ----------------- --------------------- ----------------------
     Net increase (decrease) in net assets
        resulting from operations                    $ 314,008             $ 78,264          $ 326,169              $ 139,752
                                           ====================== ================= ===================== ======================

(a) For the period May 3, 2010 to December 31, 2010.

(b) For the period September 27, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

                                        MSF BLACKROCK
MSF MORGAN STANLEY    MSF RUSSELL    LEGACY LARGE CAP           PUTNAM VT        PUTNAM VT     FTVIPT TEMPLETON
        EAFE INDEX     2000 INDEX              GROWTH    MULTI-CAP GROWTH    EQUITY INCOME    GROWTH SECURITIES
       SUB-ACCOUNT    SUB-ACCOUNT         SUB-ACCOUNT     SUB-ACCOUNT (b)      SUB-ACCOUNT          SUB-ACCOUNT
--------------------- -------------- ------------------- ------------------- ---------------- --------------------
          $ 12,139        $ 4,031            $ 21,492                $ --        $ 544,563            $ 159,897
--------------------- -------------- ------------------- ------------------- ---------------- --------------------
             7,640         11,106             109,049               7,987          208,766               89,914
             1,313          1,809              18,674               1,040           68,151               28,200
--------------------- -------------- ------------------- ------------------- ---------------- --------------------
             8,953         12,915             127,723               9,027          276,917              118,114
--------------------- -------------- ------------------- ------------------- ---------------- --------------------
             3,186         (8,884)           (106,231)             (9,027)         267,646               41,783
--------------------- -------------- ------------------- ------------------- ---------------- --------------------
                --             --                  --                  --               --                   --
            (2,884)       (28,106)            335,807               6,120         (410,421)            (684,600)
--------------------- -------------- ------------------- ------------------- ---------------- --------------------
            (2,884)       (28,106)            335,807               6,120         (410,421)            (684,600)
--------------------- -------------- ------------------- ------------------- ---------------- --------------------
            37,316         93,326           1,425,137             294,395        3,142,849            1,302,941
--------------------- -------------- ------------------- ------------------- ---------------- --------------------
            34,432         65,220           1,760,944             300,515        2,732,428              618,341
--------------------- -------------- ------------------- ------------------- ---------------- --------------------
          $ 37,618       $ 56,336         $ 1,654,713           $ 291,488      $ 3,000,074            $ 660,124
===================== ============== =================== =================== ================ ====================

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
OF METLIFE INVESTORS INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONCLUDED)
FOR THE YEAR ENDED DECEMBER 31, 2010

                                             FTVIPT TEMPLETON            FIDELITY VIP     FIDELITY VIP      PIMCO VIT
                                           FOREIGN SECURITIES    GROWTH OPPORTUNITIES    EQUITY-INCOME     HIGH YIELD
                                                  SUB-ACCOUNT             SUB-ACCOUNT      SUB-ACCOUNT    SUB-ACCOUNT
                                           --------------------- ----------------------- ---------------- -----------
INVESTMENT INCOME:
     Dividends                                      $ 620,256                   $ 207         $ 70,661      $ 888,658
                                           --------------------- ----------------------- ---------------- -----------
EXPENSES:
     Mortality and expense risk
        and other charges                             389,278                   1,488           57,020        147,335
     Administrative charges                            72,777                     177           10,482         30,351
                                           --------------------- ----------------------- ---------------- -----------
        Total expenses                                462,055                   1,665           67,502        177,686
                                           --------------------- ----------------------- ---------------- -----------
           Net investment income (loss) .             158,201                  (1,458)           3,159        710,972
                                           --------------------- ----------------------- ---------------- -----------
NET REALIZED AND CHANGE IN
  UNREALIZED GAINS (LOSSES) ON
  INVESTMENTS:
     Realized gain distributions                           --                      --               --             --
     Realized gains (losses) on sale of
        investments                                  (424,093)                (12,221)        (352,626)        66,715
                                           --------------------- ----------------------- ---------------- -----------
           Net realized gains (losses)               (424,093)                (12,221)        (352,626)        66,715
                                           --------------------- ----------------------- ---------------- -----------
     Change in unrealized gains (losses)
        on investments                              2,528,688                  34,375          917,227        699,170
                                           --------------------- ----------------------- ---------------- -----------
     Net realized and change in
        unrealized gains (losses) on
        investments                                 2,104,595                  22,154          564,601        765,885
                                           --------------------- ----------------------- ---------------- -----------
     Net increase (decrease) in net assets
        resulting from operations                 $ 2,262,796                $ 20,696        $ 567,760    $ 1,476,857
                                           ===================== ======================= ================ ===========

(a) For the period May 3, 2010 to December 31, 2010.

(b) For the period September 27, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

                            AMERICAN FUNDS
   PIMCO VIT AMERICAN FUNDS   GLOBAL SMALL AMERICAN FUNDS
LOW DURATION  GLOBAL GROWTH CAPITALIZATION         GROWTH
 SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT
------------ -------------- -------------- -----------------
   $ 209,172    $ 1,180,436      $ 291,331      $ 676,985
------------ -------------- -------------- -----------------
     163,189        452,073        103,789        526,722
      31,705        182,857         40,730        215,448
------------ -------------- -------------- -----------------
     194,894        634,930        144,519        742,170
------------ -------------- -------------- -----------------
      14,278        545,506        146,812        (65,185)
------------ -------------- -------------- -----------------
      43,448             --             --             --
      48,334         80,486        137,174        223,976
------------ -------------- -------------- -----------------
      91,782         80,486        137,174        223,976
------------ -------------- -------------- -----------------
     354,758      8,168,085      3,205,525     15,578,153
------------ -------------- -------------- -----------------
     446,540      8,248,571      3,342,699     15,802,129
------------ -------------- -------------- -----------------
   $ 460,818    $ 8,794,077    $ 3,489,511   $ 15,736,944
============ ============== ============== =================

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
OF METLIFE INVESTORS INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009

                                             MIST LORD ABBETT GROWTH                                         MIST MORGAN STANLEY
                                                          AND INCOME    MIST LORD ABBETT BOND DEBENTURE           MID CAP GROWTH
                                                         SUB-ACCOUNT                        SUB-ACCOUNT              SUB-ACCOUNT
                                  ------------------------------------- ------------------------------- -------------------------
                                             2010               2009             2010             2009          2010        2009
                                  ------------------ ------------------ ---------------- -------------- ------------- -----------
INCREASE (DECREASE) IN
  NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)    $    (1,404,014)   $     6,071,374    $  14,010,235    $  15,253,335  $   (646,831) $  (482,844)
  Net realized gains (losses)         (16,685,631)       (34,566,523)       1,536,366       (3,149,602)      510,376   (1,121,444)
  Change in unrealized gains
     (losses) on investments          115,120,516        125,792,841       15,031,631       62,652,641    16,393,905   19,940,782
                                  ------------------ ------------------ ---------------- -------------- ------------- -----------
     Net increase (decrease)
       in net assets resulting
       from operations                 97,030,871         97,297,692       30,578,232       74,756,374    16,257,450   18,336,494
                                  ------------------ ------------------ ---------------- -------------- ------------- -----------
CONTRACT TRANSACTIONS:
  Purchase payments received
     from contract owners               8,968,587         11,853,447        4,224,878        6,700,145     3,407,394    2,521,492
  Net transfers (including fixed
     account)                          (6,131,544)        (5,387,072)      (5,173,825)       2,343,147     1,517,081    2,919,594
  Contract charges                     (1,716,375)        (1,593,538)        (879,385)        (781,325)     (170,282)    (111,172)
  Transfers for contract benefits
     and terminations                 (65,110,659)       (55,794,102)     (27,975,240)     (22,660,957)   (4,983,156)  (3,197,619)
                                  ------------------ ------------------ ---------------- -------------- ------------- -----------
     Net increase (decrease) in
       net assets resulting from
       contract transactions          (63,989,991)       (50,921,265)     (29,803,572)     (14,398,990)     (228,963)   2,132,295
                                  ------------------ ------------------ ---------------- -------------- ------------- -----------
     Net increase (decrease)
       in net assets                   33,040,880         46,376,427          774,660       60,357,384    16,028,487   20,468,789
NET ASSETS:
  Beginning of year                   669,088,087        622,711,660      280,934,170      220,576,786    52,932,593   32,463,804
                                  ------------------ ------------------ ---------------- -------------- ------------- -----------
  End of year                     $   702,128,967    $   669,088,087    $ 281,708,830    $ 280,934,170  $ 68,961,080  $52,932,593
                                  ================== ================== ================ ============== ============= ===========

(a) For the period May 4, 2009 to December 31, 2009.

(b) For the period May 3, 2010 to December 31, 2010.

(c) For the period September 27, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

                                         MIST OPPENHEIMER CAPITAL            MIST PIMCO INFLATION    MIST LEGG MASON CLEARBRIDGE
  MIST LORD ABBETT MID CAP VALUE                     APPRECIATION                  PROTECTED BOND              AGGRESSIVE GROWTH
                     SUB-ACCOUNT                      SUB-ACCOUNT                     SUB-ACCOUNT                    SUB-ACCOUNT
----------------------------------- -------------------------------- ------------------------------- ------------------------------
           2010             2009            2010             2009            2010            2009            2010           2009
------------------ ---------------- --------------- ---------------- --------------- --------------- --------------- --------------
$    (1,211,808)   $   1,652,090    $   (851,810)   $  (1,178,784)   $    672,765    $  1,121,419    $   (934,109)   $  (827,758)
    (11,968,952)     (14,468,697)     (4,505,723)      (6,764,937)      2,686,846        (317,705)     (1,022,811)    (3,016,125)
     57,610,182       52,967,810      11,631,099       35,492,889       1,700,768       8,734,936      14,147,287     18,631,158
------------------ ---------------- --------------- ---------------- --------------- --------------- --------------- --------------
     44,429,422       40,151,203       6,273,566       27,549,168       5,060,379       9,538,650      12,190,367     14,787,275
------------------ ---------------- --------------- ---------------- --------------- --------------- --------------- --------------
      4,517,169        4,417,074       1,228,121        1,117,683       6,725,092       6,993,968         503,188        538,362
     (6,989,027)        (288,260)     (2,846,076)      (2,309,190)     13,278,499      12,161,582      (3,018,563)    (1,677,655)
       (675,712)        (569,555)       (309,192)        (319,526)       (523,088)       (324,946)       (241,255)      (251,503)
    (18,966,129)     (12,861,626)     (6,696,580)      (5,272,314)     (6,343,352)     (6,915,553)     (4,843,182)    (3,279,492)
------------------ ---------------- --------------- ---------------- --------------- --------------- --------------- --------------
    (22,113,699)      (9,302,367)     (8,623,727)      (6,783,347)     13,137,151      11,915,051      (7,599,812)    (4,670,288)
------------------ ---------------- --------------- ---------------- --------------- --------------- --------------- --------------
     22,315,723       30,848,836      (2,350,161)      20,765,821      18,197,530      21,453,701       4,590,555     10,116,987
    199,636,901      168,788,065      90,688,069       69,922,248      79,015,035      57,561,334      61,074,016     50,957,029
------------------ ---------------- --------------- ---------------- --------------- --------------- --------------- --------------
$   221,952,624    $ 199,636,901    $ 88,337,908    $  90,688,069    $ 97,212,565    $ 79,015,035    $ 65,664,571    $61,074,016
================== ================ =============== ================ =============== =============== =============== ==============

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
OF METLIFE INVESTORS INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009

                                                                                                               MIST T. ROWE PRICE
                                           MIST PIMCO TOTAL RETURN            MIST RCM TECHNOLOGY                  MID CAP GROWTH
                                                       SUB-ACCOUNT                    SUB-ACCOUNT                     SUB-ACCOUNT
                                  ----------------------------------- ------------------------------- ------------------------------
                                             2010             2009            2010    2009                     2010          2009
                                  ------------------ ---------------- --------------- --------------- ---------------- -------------
INCREASE (DECREASE) IN
  NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)     $   11,382,503     $ 21,518,556     $  (267,598)   $   (148,588)   $  (1,249,977)   $ (1,028,753)
  Net realized gains (losses)           7,546,880       15,734,064          68,705        (905,468)       1,120,474      (1,989,589)
  Change in unrealized gains
     (losses) on investments           13,858,080       21,725,994       3,531,432       4,993,826       18,396,030       26,620,443
                                  ------------------ ---------------- --------------- --------------- ---------------- -------------
     Net increase (decrease)
       in net assets resulting
       from operations                 32,787,463       58,978,614       3,332,539       3,939,770       18,266,527       23,602,101
                                  ------------------ ---------------- --------------- --------------- ---------------- -------------
CONTRACT TRANSACTIONS:
  Purchase payments received
     from contract owners              28,923,346       34,777,459          90,266         205,462          682,299        1,820,370
  Net transfers (including fixed
     account)                          28,053,322       93,130,049        (266,467)        775,759       (4,291,838)       2,885,159
  Contract charges                     (2,441,704)      (1,518,563)        (63,061)        (53,370)        (391,983)       (336,221)
  Transfers for contract benefits
     and terminations                 (38,186,032)     (30,625,305)       (840,851)       (499,165)      (5,161,793)     (3,693,671)
                                  ------------------ ---------------- --------------- --------------- ---------------- -------------
     Net increase (decrease) in
       net assets resulting from
       contract transactions           16,348,932       95,763,640      (1,080,113)        428,686       (9,163,315)         675,637
                                  ------------------ ---------------- --------------- --------------- ---------------- -------------
     Net increase (decrease)
       in net assets                   49,136,395      154,742,254       2,252,426       4,368,456        9,103,212       24,277,738
NET ASSETS:
  Beginning of year                   463,386,876      308,644,622      11,419,520       7,051,064       77,636,322       53,358,584
                                  ------------------ ---------------- --------------- --------------- ---------------- -------------
  End of year                     $   512,523,271    $ 463,386,876    $ 13,671,946    $ 11,419,520    $  86,739,534    $  77,636,322
                                  ================== ================ =============== =============== ================ =============

(a) For the period May 4, 2009 to December 31, 2009.

(b) For the period May 3, 2010 to December 31, 2010.

(c) For the period September 27, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

                                                                                                            MIST HARRIS OAKMARK
 MIST MFS RESEARCH INTERNATIONAL    MIST INVESCO SMALL CAP GROWTH            MIST LAZARD MID CAP                  INTERNATIONAL
                     SUB-ACCOUNT                      SUB-ACCOUNT                    SUB-ACCOUNT                    SUB-ACCOUNT
----------------------------------- -------------------------------- ------------------------------- -----------------------------
           2010             2009            2010             2009            2010    2009                    2010          2009
------------------ ---------------- --------------- ---------------- --------------- --------------- --------------- -------------
      $ 481,171    $   2,106,862    $   (833,636)   $    (726,053)   $   (225,424)   $    (77,332)   $    167,300    $  3,596,872
     (3,615,863)      (7,390,363)       (276,970)      (1,827,242)     (1,757,204)     (3,778,915)     (1,899,202)     (5,256,686)
     16,313,902       37,310,730      12,507,436       15,238,804      10,942,867      15,792,475      10,813,402      26,184,314
------------------ ---------------- --------------- ---------------- --------------- --------------- --------------- -------------
     13,179,210       32,027,229      11,396,830       12,685,509       8,960,239      11,936,228       9,081,500      24,524,500
------------------ ---------------- --------------- ---------------- --------------- --------------- --------------- -------------
      4,392,739        2,846,769         396,472          788,392       1,230,929       1,671,326         645,853       1,071,806
      1,748,970         (734,256)     (5,222,308)         724,757        (748,486)       (583,324)     (2,713,140)     (3,324,443)
       (443,562)        (422,794)       (243,924)        (233,398)       (152,551)       (123,567)       (326,902)       (317,314)
    (10,842,371)      (8,626,139)     (3,600,519)      (2,545,208)     (3,817,931)     (2,625,869)     (4,558,873)     (2,486,181)
------------------ ---------------- --------------- ---------------- --------------- --------------- --------------- -------------
     (5,144,224)      (6,936,420)     (8,670,279)      (1,265,457)     (3,488,039)     (1,661,434)     (6,953,062)     (5,056,132)
------------------ ---------------- --------------- ---------------- --------------- --------------- --------------- -------------
      8,034,986       25,090,809       2,726,551       11,420,052       5,472,200      10,274,794       2,128,438      19,468,368
    138,034,495      112,943,686      52,644,910       41,224,858      45,027,303      34,752,509      69,004,535      49,536,167
------------------ ---------------- --------------- ---------------- --------------- --------------- --------------- -------------
$   146,069,481    $ 138,034,495    $ 55,371,461    $  52,644,910    $ 50,499,503    $ 45,027,303    $ 71,132,973    $ 69,004,535
================== ================ =============== ================ =============== =============== =============== =============

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
OF METLIFE INVESTORS INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009

                                  MIST THIRD AVENUE SMALL CAP VALUE  MIST CLARION GLOBAL REAL ESTATE  MIST TURNER MID CAP GROWTH
                                                        SUB-ACCOUNT                      SUB-ACCOUNT                 SUB-ACCOUNT
                                  ---------------------------------- -------------------------------- ---------------------------
                                            2010               2009          2010               2009          2010          2009
                                  ----------------- ---------------- --------------- ---------------- --------------- -----------
INCREASE (DECREASE) IN
  NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)     $    (261,454)   $      (255,482) $  2,505,765     $      546,597  $   (185,532)   $ (157,151)
  Net realized gains (losses)           (908,829)        (2,183,457)   (2,014,043)        (2,582,108)      (20,455)     (700,856)
  Change in unrealized gains
     (losses) on investments          10,888,666         13,933,715     4,448,699         11,955,411     2,677,088     4,337,993
                                  ----------------- ---------------- --------------- ---------------- --------------- -----------
     Net increase (decrease)
       in net assets resulting
       from operations                 9,718,383         11,494,776     4,940,421          9,919,900     2,471,101     3,479,986
                                  ----------------- ---------------- --------------- ---------------- --------------- -----------
CONTRACT TRANSACTIONS:
  Purchase payments received
     from contract owners                751,847          1,342,099       578,124            651,573       143,601       315,921
  Net transfers (including fixed
     account)                          2,433,808         (1,343,870)   (1,580,767)           482,986    (1,321,044)     (260,527)
  Contract charges                      (286,658)          (275,109)     (158,062)          (140,367)      (66,895)      (59,095)
  Transfers for contract benefits
     and terminations                 (4,011,504)        (2,516,327)   (2,980,954)        (2,189,078)     (654,789)     (395,118)
                                  ----------------- ---------------- --------------- ---------------- --------------- -----------
     Net increase (decrease) in
       net assets resulting from
       contract transactions          (1,112,507)        (2,793,207)   (4,141,659)        (1,194,886)   (1,899,127)     (398,819)
                                  ----------------- ---------------- --------------- ---------------- --------------- -----------
     Net increase (decrease)
       in net assets                   8,605,876          8,701,569       798,762          8,725,014       571,974     3,081,167
NET ASSETS:
  Beginning of year                   58,216,200         49,514,631    37,898,569         29,173,555    11,434,181     8,353,014
                                  ----------------- ---------------- --------------- ---------------- --------------- -----------
  End of year                      $  66,822,076    $    58,216,200  $ 38,697,331    $    37,898,569  $ 12,006,155    $11,434,181
                                  ================= ================ =============== ================ =============== ===========

(a) For the period May 4, 2009 to December 31, 2009.

(b) For the period May 3, 2010 to December 31, 2010.

(c) For the period September 27, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

MIST GOLDMAN SACHS MID CAP VALUE  MIST METLIFE DEFENSIVE STRATEGY  MIST METLIFE MODERATE STRATEGY  MIST METLIFE BALANCED STRATEGY
                     SUB-ACCOUNT                      SUB-ACCOUNT                     SUB-ACCOUNT                     SUB-ACCOUNT
--------------------------------- -------------------------------- ------------------------------- -------------------------------
          2010              2009           2010              2009           2010             2009           2010             2009
----------------- --------------- ---------------- --------------- ---------------- -------------- ---------------- --------------
$     (123,099)   $      (77,146) $   5,674,560    $    3,258,190  $   8,387,493    $   9,637,345  $   14,651,151    $ (21,686,969)
      (742,619)       (1,828,961)     2,438,674         1,396,187       (417,176)       8,694,910      (1,548,947)     (10,835,694)
     4,491,386         6,170,978     24,044,178        45,473,016     70,879,804      107,981,840     225,546,016      404,397,301
----------------- --------------- ---------------- --------------- ---------------- -------------- ---------------- --------------
     3,625,668         4,264,871     32,157,412        50,127,393     78,850,121      126,314,095     238,648,220      371,874,638
----------------- --------------- ---------------- --------------- ---------------- -------------- ---------------- --------------
        80,163            14,906     15,705,604        20,570,907     53,039,633       56,005,958     157,506,365      131,792,239
      (869,776)       (1,517,453)    47,675,436        74,491,698     76,026,421       96,488,824     180,497,209      199,923,282
       (81,677)          (87,925)    (2,289,031)       (1,518,658)    (4,780,211)      (3,237,941)    (13,309,093)      (9,789,210)
    (1,756,227)         (874,427)   (23,805,311)      (15,360,457)   (40,585,304)     (25,225,313)   (105,008,483)     (69,751,699)
----------------- --------------- ---------------- --------------- ---------------- -------------- ---------------- --------------
    (2,627,517)       (2,464,899)    37,286,698        78,183,490     83,700,539      124,031,528     219,685,998      252,174,612
----------------- --------------- ---------------- --------------- ---------------- -------------- ---------------- --------------
       998,151         1,799,972     69,444,110       128,310,883    162,550,660      250,345,623     458,334,218      624,049,250
    18,467,822        16,667,850    313,812,189       185,501,306    677,808,153      427,462,530   1,859,813,329    1,235,764,079
----------------- --------------- ---------------- --------------- ---------------- -------------- ---------------- --------------
$   19,465,973    $   18,467,822  $ 383,256,299    $  313,812,189  $ 840,358,813    $ 677,808,153  $2,318,147,547   $1,859,813,329
================= =============== ================ =============== ================ ============== ================ ==============

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
OF METLIFE INVESTORS INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009

                                     MIST METLIFE GROWTH STRATEGY  MIST METLIFE AGGRESSIVE STRATEGY     MIST VAN KAMPEN COMSTOCK
                                                      SUB-ACCOUNT                       SUB-ACCOUNT                  SUB-ACCOUNT
                                  -------------------------------- --------------------------------- ----------------------------
                                           2010              2009           2010               2009           2010          2009
                                  ---------------- --------------- ---------------- ---------------- ---------------- -----------
INCREASE (DECREASE) IN
  NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)    $    3,422,859    $  (19,438,714) $    (632,320) $      (2,481,444) $     380,487    $  812,486
  Net realized gains (losses)        (14,030,256)      (23,966,260)         6,101         (6,384,424)      (527,373)   (1,166,615)
  Change in unrealized gains
     (losses) on investments         206,601,938       378,850,383     25,873,873         51,849,843     12,138,266    17,377,261
                                  ---------------- --------------- ---------------- ---------------- ---------------- -----------
     Net increase (decrease)
       in net assets resulting
       from operations               195,994,541       335,445,409     25,247,654         42,983,975     11,991,380    17,023,132
                                  ---------------- --------------- ---------------- ---------------- ---------------- -----------
CONTRACT TRANSACTIONS:
  Purchase payments received
     from contract owners             28,881,370        54,516,048      3,159,189          2,849,003      5,752,285     6,198,256
  Net transfers (including fixed
     account)                        (29,250,961)       20,645,140     (3,617,341)       (11,782,672)     6,358,165     8,364,645
  Contract charges                   (11,134,561)      (10,243,989)      (914,104)          (935,025)      (360,651)     (242,010)
  Transfers for contract benefits
     and terminations                (72,428,024)      (55,029,578)    (7,079,427)        (6,097,375)    (6,794,551)   (3,681,092)
                                  ---------------- --------------- ---------------- ---------------- ---------------- -----------
     Net increase (decrease) in
       net assets resulting from
       contract transactions         (83,932,176)        9,887,621     (8,451,683)       (15,966,069)     4,955,248    10,639,799
                                  ---------------- --------------- ---------------- ---------------- ---------------- -----------
     Net increase (decrease)
       in net assets                 112,062,365       345,333,030     16,795,971         27,017,906     16,946,628    27,662,931
NET ASSETS:
  Beginning of year                1,507,800,031     1,162,467,001    181,304,081        154,286,175     84,373,555    56,710,624
                                  ---------------- --------------- ---------------- ---------------- ---------------- -----------
  End of year                     $1,619,862,396    $1,507,800,031 $  198,100,052   $    181,304,081 $  101,320,183   $84,373,555
                                  ================ =============== ================ ================ ================ ===========

(a) For the period May 4, 2009 to December 31, 2009.

(b) For the period May 3, 2010 to December 31, 2010.

(c) For the period September 27, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

       MIST SSGA GROWTH ETF     MIST SSGA GROWTH AND INCOME ETF    MIST LEGG MASON VALUE EQUITY              MIST PIONEER FUND
                SUB-ACCOUNT                         SUB-ACCOUNT                     SUB-ACCOUNT                    SUB-ACCOUNT
--------------------------------- -------------------------------- ------------------------------- ------------------------------
          2010    2009                     2010            2009            2010            2009             2010          2009
----------------- --------------- ---------------- --------------- --------------- --------------- ---------------- -------------
    $   13,653    $     72,333    $     (61,726)   $    316,154    $    119,102    $     16,277    $    (318,516)   $  (696,367)
       (59,054)       (745,306)          81,987        (959,486)     (1,464,386)     (1,472,559)       2,514,220        957,385
     4,696,964       7,780,245       11,069,034      14,238,582       2,552,371       7,667,930       10,849,380     20,301,818
----------------- --------------- ---------------- --------------- --------------- --------------- ---------------- -------------
     4,651,563       7,107,272       11,089,295      13,595,250       1,207,087       6,211,648       13,045,084     20,562,836
----------------- --------------- ---------------- --------------- --------------- --------------- ---------------- -------------
     1,792,718       4,159,137       11,211,386      11,831,006         255,197         367,940        1,776,234      1,237,715
     6,528,036       4,174,642       23,869,909      11,273,094        (427,710)      1,359,220         (841,529)    77,366,268
      (231,837)       (107,690)        (697,684)       (371,157)        (97,989)        (90,519)        (227,780)      (138,443)
    (1,604,141)       (723,223)      (3,947,751)     (2,003,873)     (1,692,705)     (1,167,529)      (9,033,702)    (5,225,112)
----------------- --------------- ---------------- --------------- --------------- --------------- ---------------- -------------
     6,484,776       7,502,866       30,435,860      20,729,070      (1,963,207)        469,112       (8,326,777)    73,240,428
----------------- --------------- ---------------- --------------- --------------- --------------- ---------------- -------------
    11,136,339      14,610,138       41,525,155      34,324,320        (756,120)      6,680,760        4,718,307     93,803,264
    35,260,685      20,650,547       83,204,629      48,880,309      22,626,264      15,945,504       95,301,242      1,497,978
----------------- --------------- ---------------- --------------- --------------- --------------- ---------------- -------------
  $ 46,397,024    $ 35,260,685    $ 124,729,784    $ 83,204,629    $ 21,870,144    $ 22,626,264    $ 100,019,549    $95,301,242
================= =============== ================ =============== =============== =============== ================ =============

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
OF METLIFE INVESTORS INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009

                                  MIST PIONEER STRATEGIC INCOME MIST MFS EMERGING MARKETS EQUITY MIST LOOMIS SAYLES GLOBAL MARKETS
                                                    SUB-ACCOUNT                      SUB-ACCOUNT                       SUB-ACCOUNT
                                  ------------------------------- ------------------------------ ----------------------------------
                                           2010           2009            2010            2009            2010               2009
                                  ---------------- -------------- --------------- -------------- --------------- ------------------
INCREASE (DECREASE) IN
  NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)      $   258,842    $   175,839    $   (261,078)    $    15,898     $   172,291    $        31,351
  Net realized gains (losses)            86,109        (30,360)       (900,354)     (2,262,580)       (180,088)          (532,779)
  Change in unrealized gains
     (losses) on investments            420,630      1,079,474      12,713,028      21,567,552       1,853,240          3,097,566
                                  ---------------- -------------- --------------- -------------- --------------- ------------------
     Net increase (decrease)
       in net assets resulting
       from operations                  765,581      1,224,953      11,551,596      19,320,870       1,845,443          2,596,138
                                  ---------------- -------------- --------------- -------------- --------------- ------------------
CONTRACT TRANSACTIONS:
  Purchase payments received
     from contract owners               878,387        497,615       3,334,914       2,726,501         300,745            659,779
  Net transfers (including fixed
     account)                         2,517,752      1,325,291       6,794,458       7,917,279       4,153,080            295,354
  Contract charges                      (26,765)       (12,446)       (260,810)       (163,013)        (70,530)           (49,790)
  Transfers for contract benefits
     and terminations                  (252,738)      (157,766)     (3,092,430)     (1,648,749)       (658,301)          (237,978)
                                  ---------------- -------------- --------------- -------------- --------------- ------------------
     Net increase (decrease) in
       net assets resulting from
       contract transactions          3,116,636      1,652,694       6,776,132       8,832,018       3,724,994            667,365
                                  ---------------- -------------- --------------- -------------- --------------- ------------------
     Net increase (decrease)
       in net assets                  3,882,217      2,877,647      18,327,728      28,152,888       5,570,437          3,263,503
NET ASSETS:
  Beginning of year                   5,986,626      3,108,979      53,586,138      25,433,250       9,662,261          6,398,758
                                  ---------------- -------------- --------------- -------------- --------------- ------------------
  End of year                     $   9,868,843    $ 5,986,626    $ 71,913,866    $ 53,586,138    $ 15,232,698    $      9,662,261
                                  ================ ============== =============== ============== =============== ==================

(a) For the period May 4, 2009 to December 31, 2009.

(b) For the period May 3, 2010 to December 31, 2010.

(c) For the period September 27, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

                                                                            MIST AMERICAN FUNDS
MIST RAINIER LARGE CAP EQUITY      MIST AMERICAN FUNDS GROWTH               BALANCED ALLOCATION      MIST AMERICAN FUNDS BOND
                  SUB-ACCOUNT                     SUB-ACCOUNT                       SUB-ACCOUNT                   SUB-ACCOUNT
-------------------------------- ------------------------------- --------------------------------- -----------------------------
          2010           2009            2010            2009             2010             2009            2010          2009
----------------- -------------- --------------- --------------- ---------------- ---------------- --------------- -------------
  $    (50,358)   $   (28,483)   $   (374,578)   $   (298,460)   $    (906,340)   $  (2,414,978)   $     56,182    $  (205,516)
       (41,656)      (928,454)      1,515,733          79,016        2,751,089          368,274         404,470         43,122
       754,783      1,607,294       3,333,804       6,973,685       19,429,040       43,707,454         348,999      1,511,568
----------------- -------------- --------------- --------------- ---------------- ---------------- --------------- -------------
       662,769        650,357       4,474,959       6,754,241       21,273,789       41,660,750         809,651      1,349,174
----------------- -------------- --------------- --------------- ---------------- ---------------- --------------- -------------
        83,609        248,712         697,076       3,730,655        6,633,885       31,929,941         274,410      2,756,849
     6,913,170        (52,376)     (2,712,547)      9,426,026       14,793,327       49,884,611       1,647,088      8,500,185
       (29,111)       (26,067)       (233,877)       (118,761)      (1,862,475)      (1,105,368)       (166,501)       (69,027)
      (237,668)      (306,308)     (1,055,564)       (810,390)      (7,131,215)      (4,847,774)     (1,749,662)      (442,144)
----------------- -------------- --------------- --------------- ---------------- ---------------- --------------- -------------
     6,730,000       (136,039)     (3,304,912)     12,227,530       12,433,522       75,861,410           5,335     10,745,863
----------------- -------------- --------------- --------------- ---------------- ---------------- --------------- -------------
     7,392,769        514,318       1,170,047      18,981,771       33,707,311      117,522,160         814,986     12,095,037
     5,008,659      4,494,341      27,597,870       8,616,099      201,424,344       83,902,184      17,394,037      5,299,000
----------------- -------------- --------------- --------------- ---------------- ---------------- --------------- -------------
  $ 12,401,428    $ 5,008,659    $ 28,767,917    $ 27,597,870    $ 235,131,655    $ 201,424,344    $ 18,209,023    $17,394,037
================= ============== =============== =============== ================ ================ =============== =============

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
OF METLIFE INVESTORS INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009

                                               MIST AMERICAN FUNDS                                            MIST AMERICAN FUNDS
                                                 GROWTH ALLOCATION    MIST AMERICAN FUNDS INTERNATIONAL       MODERATE ALLOCATION
                                                       SUB-ACCOUNT                          SUB-ACCOUNT               SUB-ACCOUNT
                                  ----------------------------------- --------------------------------- -------------------------
                                         2010              2009             2010            2009           2010           2009
                                  ------------------ ---------------- --------------- ----------------- ------------ ------------
INCREASE (DECREASE) IN
  NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)    $    (1,437,249)   $  (2,376,526)   $   (116,815)   $   (170,690) $     (26,921)   $(1,545,172)
  Net realized gains (losses)           1,598,470         (168,044)        411,997         120,181      1,600,204        490,807
  Change in unrealized gains
     (losses) on investments           23,392,238       49,232,195         529,487       4,156,329      8,764,520     22,694,666
                                  ------------------ ---------------- --------------- ------------- ---------------- ------------
     Net increase (decrease)
       in net assets resulting
       from operations                 23,553,459       46,687,625         824,669       4,105,820     10,337,803     21,640,301
                                  ------------------ ---------------- --------------- ------------- ---------------- ------------
CONTRACT TRANSACTIONS:
  Purchase payments received
     from contract owners               8,007,220       35,648,837         421,895       2,428,750      3,512,161     27,385,821
  Net transfers (including fixed
     account)                           8,120,518       27,673,025       1,328,690       3,431,806      4,768,071     29,261,789
  Contract charges                     (1,832,943)      (1,177,284)       (133,608)        (85,670)    (1,228,154)      (627,690)
  Transfers for contract benefits
     and terminations                  (6,730,820)      (3,837,176)       (427,896)       (314,240)    (4,946,216)    (2,808,074)
                                  ------------------ ---------------- --------------- ------------- ---------------- ------------
     Net increase (decrease) in
       net assets resulting from
       contract transactions            7,563,975       58,307,402       1,189,081       5,460,646      2,105,862     53,211,846
                                  ------------------ ---------------- --------------- ------------- ---------------- ------------
     Net increase (decrease)
       in net assets                   31,117,434      104,995,027       2,013,750       9,566,466     12,443,665     74,852,147
NET ASSETS:
  Beginning of year                   196,705,615       91,710,588      15,224,548       5,658,082    125,390,131     50,537,984
                                  ------------------ ---------------- --------------- ------------- ---------------- ------------
  End of year                       $ 227,823,049    $ 196,705,615    $ 17,238,298    $ 15,224,548  $ 137,833,796    $125,390,131
                                  ================== ================ =============== ============= ================ ============

(a) For the period May 4, 2009 to December 31, 2009.

(b) For the period May 3, 2010 to December 31, 2010.

(c) For the period September 27, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

      MIST BLACKROCK HIGH YIELD    MIST DREMAN SMALL CAP VALUE        MIST MET/TEMPLETON GROWTH   MIST MET/FRANKLIN MUTUAL SHARES
                    SUB-ACCOUNT                    SUB-ACCOUNT                      SUB-ACCOUNT                       SUB-ACCOUNT
-------------------------------- ------------------------------ --------------------------------- -------------------------------
          2010           2009           2010            2009            2010              2009            2010             2009
----------------- -------------- -------------- --------------- --------------- ----------------- --------------- ---------------
$      364,311    $   130,959    $    (9,591)   $     (4,615)    $    18,671    $      (49,926)   $  (760,955)      $  (365,613)
     2,311,912        120,968         70,649          26,879          95,968            35,586       1,072,750           80,516
      (219,602)     1,609,288        808,864         826,757         758,093         1,977,616       7,931,241       11,104,213
----------------- -------------- -------------- --------------- --------------- ----------------- --------------- ---------------
     2,456,621      1,861,215        869,922         849,021         872,732         1,963,276       8,243,036       10,819,116
----------------- -------------- -------------- --------------- --------------- ----------------- --------------- ---------------
       800,656      1,292,780        902,574         740,079       1,884,993         1,829,562      11,885,143       13,363,820
     3,513,861      5,598,352        639,323       1,443,893       1,817,393         2,755,933      18,308,930       26,124,297
      (163,518)       (25,694)       (24,626)         (6,637)        (46,762)          (15,701)       (484,048)        (144,568)
      (928,948)      (233,494)      (200,802)        (23,532)       (510,140)         (167,438)     (2,564,020)        (781,773)
----------------- -------------- -------------- --------------- --------------- ----------------- --------------- ---------------
     3,222,051      6,631,944      1,316,469       2,153,803       3,145,484         4,402,356      27,146,005       38,561,776
----------------- -------------- -------------- --------------- --------------- ----------------- --------------- ---------------
     5,678,672      8,493,159      2,186,391       3,002,824       4,018,216         6,365,632      35,389,041       49,380,892
     9,210,269        717,110      3,801,580         798,756       8,707,599         2,341,967      61,898,072       12,517,180
----------------- -------------- -------------- --------------- --------------- ----------------- --------------- ---------------
$   14,888,941    $ 9,210,269    $ 5,987,971    $  3,801,580    $ 12,725,815    $    8,707,599    $ 97,287,113      $61,898,072
================= ============== ============== =============== =============== ================= =============== ===============

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
OF METLIFE INVESTORS INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009

                                                 MIST MET/FRANKLIN                        MIST
                                                         TEMPLETON               MET/TEMPLETON            MIST BLACKROCK
                                                 FOUNDING STRATEGY          INTERNATIONAL BOND            LARGE CAP CORE
                                                       SUB-ACCOUNT                 SUB-ACCOUNT               SUB-ACCOUNT
                                  ----------------------------------- --------------------------- -------------------------
                                             2010             2009           2010      2009 (a)          2010    2009 (a)
                                  ------------------ ---------------- -------------- ------------ -------------- ----------
INCREASE (DECREASE) IN
  NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)    $    (1,658,391)   $  (1,140,027)   $    (9,294)    $   (736)    $     (441)    $(1,706)
  Net realized gains (losses)           1,153,192          379,544         19,679        1,736           (154)        347
  Change in unrealized gains
     (losses) on investments           13,638,019       30,354,168        100,395        5,170        246,318      52,383
                                  ------------------ ---------------- -------------- ------------ -------------- ----------
     Net increase (decrease)
       in net assets resulting
       from operations                 13,132,820       29,593,685        110,780        6,170        245,723      51,024
                                  ------------------ ---------------- -------------- ------------ -------------- ----------
CONTRACT TRANSACTIONS:
  Purchase payments received
     from contract owners               7,109,943       24,027,861        845,132           --        732,988     366,214
  Net transfers (including fixed
     account)                          14,978,779       38,099,101        948,483      198,651        974,603     352,326
  Contract charges                     (1,208,890)        (611,879)        (7,561)        (916)        (7,983)        (22)
  Transfers for contract benefits
     and terminations                  (6,343,795)      (2,961,302)       (30,132)      (1,344)       (71,450)       (869)
                                  ------------------ ---------------- -------------- ------------ -------------- ----------
     Net increase (decrease) in
       net assets resulting from
       contract transactions           14,536,037       58,553,781      1,755,922      196,391      1,628,158     717,649
                                  ------------------ ---------------- -------------- ------------ -------------- ----------
     Net increase (decrease)
       in net assets                   27,668,857       88,147,466      1,866,702      202,561      1,873,881     768,673
NET ASSETS:
  Beginning of year                   138,383,715       50,236,249        202,561           --        768,673          --
                                  ------------------ ---------------- -------------- ------------ -------------- ----------
  End of year                     $   166,052,572    $ 138,383,715    $ 2,069,263    $ 202,561    $ 2,642,554    $768,673
                                  ================== ================ ============== ============ ============== ==========

(a) For the period May 4, 2009 to December 31, 2009.

(b) For the period May 3, 2010 to December 31, 2010.

(c) For the period September 27, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

                    MIST MET/EATON
                    VANCE FLOATING
MIST JANUS FORTY              RATE      RUSSELL MULTI-STYLE EQUITY     RUSSELL AGGRESSIVE EQUITY            RUSSELL NON-U.S.
     SUB-ACCOUNT       SUB-ACCOUNT                     SUB-ACCOUNT                   SUB-ACCOUNT                 SUB-ACCOUNT
------------------- ----------------- ------------------------------- ----------------------------- ---------------------------
         2010 (b)          2010 (b)           2010            2009           2010           2009           2010         2009
------------------- ----------------- --------------- --------------- -------------- -------------- -------------- ------------
     $    (1,683)   $       (4,489)   $    (54,858)   $     (3,254)   $   (22,938)   $   (19,042)   $   (22,343)   $   74,805
             229               828        (355,040)       (766,795)      (157,552)      (242,349)      (284,964)     (360,874)
          26,758            21,695       1,945,587       3,558,145        690,369        846,140        764,647     1,449,843
------------------- ----------------- --------------- --------------- -------------- -------------- -------------- ------------
          25,304            18,034       1,535,689       2,788,096        509,879        584,749        457,340     1,163,774
------------------- ----------------- --------------- --------------- -------------- -------------- -------------- ------------
           8,142                --          21,416           2,750          9,048          5,758         11,545         1,375
         410,037           816,724        (719,632)        (99,055)      (176,139)       (61,936)      (290,534)       24,985
          (1,301)             (844)         (4,179)         (5,164)          (875)          (968)        (1,710)       (2,160)
          (3,551)          (13,961)     (1,430,093)     (1,046,159)      (317,691)      (191,908)      (681,382)     (557,013)
------------------- ----------------- --------------- --------------- -------------- -------------- -------------- ------------
         413,327           801,919      (2,132,488)     (1,147,628)      (485,657)      (249,054)      (962,081)     (532,813)
------------------- ----------------- --------------- --------------- -------------- -------------- -------------- ------------
         438,631           819,953        (596,799)      1,640,468         24,222        335,695       (504,741)      630,961
              --                --      12,025,654      10,385,186      2,525,303      2,189,608      5,726,361     5,095,400
------------------- ----------------- --------------- --------------- -------------- -------------- -------------- ------------
     $   438,631    $      819,953    $ 11,428,855    $ 12,025,654    $ 2,549,525    $ 2,525,303    $ 5,221,620    $5,726,361
=================== ================= =============== =============== ============== ============== ============== ============

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
OF METLIFE INVESTORS INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009

                                        RUSSELL CORE BOND       RUSSELL REAL ESTATE SECURITIES  INVESCO V.I. INTERNATIONAL GROWTH
                                              SUB-ACCOUNT                          SUB-ACCOUNT                        SUB-ACCOUNT
                                  ----------------------------- ------------------------------- ----------------------------------
                                            2010          2009         2010               2009         2010                  2009
                                  --------------- ------------- -------------- ---------------- -------------- -------------------
INCREASE (DECREASE) IN
  NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)       $   293,250  $    382,892  $    10,556    $        37,211   $   39,176     $            (815)
  Net realized gains (losses)            426,118       (26,706)     (62,464)          (209,806)      99,108              (136,883)
  Change in unrealized gains
     (losses) on investments             293,554     1,150,269      321,505            469,940      620,712             2,140,403
                                  --------------- ------------- -------------- ---------------- -------------- -------------------
     Net increase (decrease)
       in net assets resulting
       from operations                 1,012,922     1,506,455      269,597            297,345      758,996             2,002,705
                                  --------------- ------------- -------------- ---------------- -------------- -------------------
CONTRACT TRANSACTIONS:
  Purchase payments received
     from contract owners                 23,997            --           --                 --       55,509                29,770
  Net transfers (including fixed
     account)                             88,472      (407,932)    (173,649)           (35,990)    (149,257)             (322,087)
  Contract charges                        (2,697)       (3,675)        (368)              (376)     (24,201)              (25,539)
  Transfers for contract benefits
     and terminations                 (1,721,339)   (1,249,710)    (182,120)          (113,965)    (672,782)             (496,245)
                                  --------------- ------------- -------------- ---------------- -------------- -------------------
     Net increase (decrease) in
       net assets resulting from
       contract transactions          (1,611,567)   (1,661,317)    (356,137)          (150,331)    (790,731)             (814,101)
                                  --------------- ------------- -------------- ---------------- -------------- -------------------
     Net increase (decrease)
       in net assets                    (598,645)     (154,862)     (86,540)           147,014      (31,735)            1,188,604
NET ASSETS:
  Beginning of year                   12,121,192    12,276,054    1,415,749          1,268,735    7,800,513             6,611,909
                                  --------------- ------------- -------------- ---------------- -------------- -------------------
  End of year                       $ 11,522,547  $ 12,121,192  $ 1,329,209    $     1,415,749  $ 7,768,778    $        7,800,513
                                  =============== ============= ============== ================ ============== ===================

(a) For the period May 4, 2009 to December 31, 2009.

(b) For the period May 3, 2010 to December 31, 2010.

(c) For the period September 27, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

DWS GOVERNMENT & AGENCY SECURITIES           MSF DAVIS VENTURE VALUE    MSF MET/ARTISAN MID CAP VALUE         MSF JENNISON GROWTH
                       SUB-ACCOUNT                       SUB-ACCOUNT                      SUB-ACCOUNT                 SUB-ACCOUNT
------------------------------------ --------------------------------- -------------------------------- -------------------------
       2010                  2009             2010             2009            2010             2009            2010        2009
-------------- --------------------- ---------------- ---------------- --------------- ---------------- ------------- -----------
 $   31,179    $           29,750    $  (1,186,665)   $    (153,851)   $   (462,408)   $    (333,456)   $   (643,800) $ (769,501)
      8,714                 6,457          708,830       (1,492,272)     (3,309,852)      (4,213,285)         45,180   (1,434,354)
      7,316                23,933       22,493,532       55,094,742       8,609,340       17,079,276       5,500,207   17,735,030
-------------- --------------------- ---------------- ---------------- --------------- ---------------- ------------- -----------
     47,209                60,140       22,015,697       53,448,619       4,837,080       12,532,535       4,901,587   15,531,175
-------------- --------------------- ---------------- ---------------- --------------- ---------------- ------------- -----------
        796                 1,209        5,025,250        7,145,926         268,401          505,657         565,561    1,065,025
     (3,069)              (60,388)       2,419,910        5,195,252      (3,388,981)      (1,755,808)     (1,125,863)    (369,064)
     (1,209)               (1,467)      (1,014,669)        (916,172)       (191,789)        (203,394)       (254,494)    (251,384)
    (85,614)              (63,971)     (16,140,067)     (10,672,822)     (2,732,738)      (2,048,400)     (3,526,724)  (2,559,455)
-------------- --------------------- ---------------- ---------------- --------------- ---------------- ------------- -----------
    (89,096)             (124,617)      (9,709,576)         752,184      (6,045,107)      (3,501,945)     (4,341,520)  (2,114,878)
-------------- --------------------- ---------------- ---------------- --------------- ---------------- ------------- -----------
    (41,887)              (64,477)      12,306,121       54,200,803      (1,208,027)       9,030,590         560,067   13,416,297
    922,516               986,993      226,832,922      172,632,119      42,984,311       33,953,721      56,317,673   42,901,376
-------------- --------------------- ---------------- ---------------- --------------- ---------------- ------------- -----------
  $ 880,629    $          922,516    $ 239,139,043    $ 226,832,922    $ 41,776,284    $  42,984,311    $ 56,877,740  $56,317,673
============== ===================== ================ ================ =============== ================ ============= ===========

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
OF METLIFE INVESTORS INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009

                                             MSF MFS TOTAL RETURN    MSF ARTIO INTERNATIONAL STOCK     MSF BLACKROCK MONEY MARKET
                                                      SUB-ACCOUNT                      SUB-ACCOUNT                    SUB-ACCOUNT
                                  ---------------------------------- -------------- ----------------- ---------------------------
                                             2010            2009           2010              2009             2010         2009
                                  ------------------ --------------- -------------- ----------------- -------------- ------------
INCREASE (DECREASE) IN
  NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)      $   1,724,797    $  2,218,508     $   (3,722)   $      (58,525)   $  (2,436,873)  $(2,806,341)
  Net realized gains (losses)            (654,707)       (826,145)      (216,766)         (259,611)              --            --
  Change in unrealized gains
     (losses) on investments            6,970,796      11,597,154        540,441         1,414,342               --            --
                                  ------------------ --------------- -------------- ----------------- -------------- ------------
     Net increase (decrease)
       in net assets resulting
       from operations                  8,040,886      12,989,517        319,953         1,096,206       (2,436,873)   (2,806,341)
                                  ------------------ --------------- -------------- ----------------- -------------- ------------
CONTRACT TRANSACTIONS:
  Purchase payments received
     from contract owners               4,343,670       4,959,623         96,266            32,878        3,839,854    19,211,983
  Net transfers (including fixed
     account)                           4,724,046      11,944,647         32,389           535,659      (17,430,090)  (29,351,952)
  Contract charges                       (320,043)       (210,302)       (30,663)          (30,746)        (887,934)   (1,059,003)
  Transfers for contract benefits
     and terminations                  (7,730,968)     (5,520,182)      (425,189)         (245,601)     (35,413,836)  (49,396,987)
                                  ------------------ --------------- -------------- ----------------- -------------- ------------
     Net increase (decrease) in
       net assets resulting from
       contract transactions            1,016,705      11,173,786       (327,197)          292,190      (49,892,006)  (60,595,959)
                                  ------------------ --------------- -------------- ----------------- -------------- ------------
     Net increase (decrease)
       in net assets                    9,057,591      24,163,303         (7,244)        1,388,396      (52,328,879)  (63,402,300)
NET ASSETS:
  Beginning of year                    91,620,811      67,457,508      6,592,339         5,203,943      178,892,462   242,294,762
                                  ------------------ --------------- -------------- ----------------- -------------- ------------
  End of year                       $ 100,678,402    $ 91,620,811    $ 6,585,095    $    6,592,339    $ 126,563,583  $178,892,462
                                  ================== =============== ============== ================= ============== ============

(a) For the period May 4, 2009 to December 31, 2009.

(b) For the period May 3, 2010 to December 31, 2010.

(c) For the period September 27, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

                                                                                                           MSF LOOMIS SAYLES
       MSF METLIFE STOCK INDEX       MSF BLACKROCK BOND INCOME    MSF NEUBERGER BERMAN GENESIS              SMALL CAP GROWTH
                   SUB-ACCOUNT                     SUB-ACCOUNT    SUB-ACCOUNT                                    SUB-ACCOUNT
--------------------------------- ------------------------------- ------------------------------- -----------------------------
          2010            2009            2010            2009           2010             2009            2010          2009
----------------- --------------- --------------- --------------- -------------- ---------------- --------------- -------------
  $    (12,553)   $    218,389    $  1,769,351    $  2,275,249    $   (18,894)   $     (10,196)   $   (171,760)   $  (139,988)
    (1,337,622)     (2,176,816)         78,661        (135,891)      (162,829)        (328,421)       (343,071)      (477,634)
     5,123,908       8,111,162       2,516,183       1,367,777        485,401          483,870       4,414,802      3,840,159
----------------- --------------- --------------- --------------- -------------- ---------------- --------------- -------------
     3,773,733       6,152,735       4,364,195       3,507,135        303,678          145,253       3,899,971      3,222,537
----------------- --------------- --------------- --------------- -------------- ---------------- --------------- -------------
       439,939       1,611,927       8,845,817       7,315,859         15,359              435         385,938        663,452
       (99,394)        711,053      10,516,932      16,590,348         50,893         (121,994)       (941,997)     1,186,430
      (163,526)       (145,513)       (321,326)       (151,450)        (7,580)          (9,060)        (60,386)       (48,172)
    (2,208,367)     (2,660,644)     (4,828,426)     (2,530,517)      (108,832)         (93,932)       (967,415)      (505,605)
----------------- --------------- --------------- --------------- -------------- ---------------- --------------- -------------
    (2,031,348)       (483,177)     14,212,997      21,224,240        (50,160)        (224,551)     (1,583,860)     1,296,105
----------------- --------------- --------------- --------------- -------------- ---------------- --------------- -------------
     1,742,385       5,669,558      18,577,192      24,731,375        253,518          (79,298)      2,316,111      4,518,642
    32,030,625      26,361,067      59,758,262      35,026,887      1,665,321        1,744,619      14,181,458      9,662,816
----------------- --------------- --------------- --------------- -------------- ---------------- --------------- -------------
  $ 33,773,010    $ 32,030,625    $ 78,335,454    $ 59,758,262    $ 1,918,839    $   1,665,321    $ 16,497,569    $14,181,458
================= =============== =============== =============== ============== ================ =============== =============

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
OF METLIFE INVESTORS INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009

                                  MSF WESTERN ASSET MANAGEMENT     MSF WESTERN ASSET MANAGEMENT            MSF T. ROWE PRICE
                                  STRATEGIC BOND OPPORTUNITIES                  U.S. GOVERNMENT             SMALL CAP GROWTH
                                                   SUB-ACCOUNT                      SUB-ACCOUNT                  SUB-ACCOUNT
                                  ------------------------------- -------------------------------- ----------------------------
                                           2010           2009            2010             2009            2010         2009
                                  ---------------- -------------- --------------- ---------------- --------------- ------------
INCREASE (DECREASE) IN
  NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)      $   272,162    $   270,348    $     99,871    $     331,320    $   (134,163)    $ (93,165)
  Net realized gains (losses)            79,735         44,985         105,413          (81,007)         52,753      (609,611)
  Change in unrealized gains
     (losses) on investments            269,168      1,078,151         259,045           52,761       2,862,526     3,083,950
                                  ---------------- -------------- --------------- --- ------------ --------------- ------------
     Net increase (decrease)
       in net assets resulting
       from operations                  621,065      1,393,484         464,329          303,074       2,781,116     2,381,174
                                  ---------------- -------------- --------------- --- ------------ --------------- ------------
CONTRACT TRANSACTIONS:
  Purchase payments received
     from contract owners                24,027         13,539          78,303        1,078,673          70,945        41,362
  Net transfers (including fixed
     account)                          (297,867)       389,554         209,505        5,540,733         271,191      (131,358)
  Contract charges                      (21,196)       (21,230)        (90,148)         (46,761)        (27,668)      (24,764)
  Transfers for contract benefits
     and terminations                  (513,041)      (528,171)       (768,598)      (2,337,672)       (849,761)     (498,377)
                                  ---------------- -------------- --------------- ---------------- --------------- ------------
     Net increase (decrease) in
       net assets resulting from
       contract transactions           (808,077)      (146,308)       (570,938)       4,234,973        (535,293)     (613,137)
                                  ---------------- -------------- --------------- ---------------- --------------- ------------
     Net increase (decrease)
       in net assets                   (187,012)     1,247,176        (106,609)       4,538,047       2,245,823     1,768,037
NET ASSETS:
  Beginning of year                   5,903,288      4,656,112      12,961,674        8,423,627       8,843,239     7,075,202
                                  ---------------- -------------- --------------- ---------------- --------------- ------------
  End of year                       $ 5,716,276    $ 5,903,288    $ 12,855,065    $  12,961,674    $ 11,089,062    $8,843,239
                                  ================ ============== =============== ================ =============== ============

(a) For the period May 4, 2009 to December 31, 2009.

(b) For the period May 3, 2010 to December 31, 2010.

(c) For the period September 27, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

                                                                                                            MSF MET/DIMENSIONAL
                                                                                                                  INTERNATIONAL
MSF T. ROWE PRICE LARGE CAP GROWTH    MSF OPPENHEIMER GLOBAL EQUITY                   MSF MFS VALUE               SMALL COMPANY
                       SUB-ACCOUNT                      SUB-ACCOUNT                     SUB-ACCOUNT                 SUB-ACCOUNT
------------------------------------- -------------------------------- ------------------------------- ---------------------------
          2010                2009            2010             2009            2010            2009           2010         2009
----------------- ------------------- --------------- ---------------- --------------- --------------- -------------- ------------
 $    (649,954)   $       (464,307)   $     58,235    $     161,694    $     26,591    $    (60,569)   $    (4,052)   $   (9,055)
      (311,258)         (2,201,466)       (143,415)        (562,624)         36,456         (92,686)       114,130        32,672
     7,829,354          18,155,364       2,815,391        4,992,056       2,472,883       2,008,339        203,930       170,281
----------------- ------------------- --------------- ---------------- --------------- --------------- -------------- ------------
     6,868,142          15,489,591       2,730,211        4,591,126       2,535,930       1,855,084        314,008       193,898
----------------- ------------------- --------------- ---------------- --------------- --------------- -------------- ------------
       386,307             307,307       1,252,421          919,706       5,174,667       2,689,922         97,857       112,573
    (2,806,953)         (1,557,831)      2,735,749          922,134       8,447,040       6,826,404        843,707       872,244
      (182,204)           (195,766)        (67,673)         (42,802)        (92,345)        (19,991)        (7,392)       (2,128)
    (4,025,395)         (2,941,641)     (1,654,831)        (880,611)       (864,235)       (101,688)      (225,602)      (25,221)
----------------- ------------------- --------------- ---------------- --------------- --------------- -------------- ------------
    (6,628,245)         (4,387,931)      2,265,666          918,427      12,665,127       9,394,647        708,570       957,468
----------------- ------------------- --------------- ---------------- --------------- --------------- -------------- ------------
       239,897          11,101,660       4,995,877        5,509,553      15,201,057      11,249,731      1,022,578     1,151,366
    51,232,142          40,130,482      17,331,575       11,822,022      13,534,623       2,284,892      1,187,763        36,397
----------------- ------------------- --------------- ---------------- --------------- --------------- -------------- ------------
  $ 51,472,039    $     51,232,142    $ 22,327,452    $  17,331,575    $ 28,735,680    $ 13,534,623    $ 2,210,341    $1,187,763
================= =================== =============== ================ =============== =============== ============== ============

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
OF METLIFE INVESTORS INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009

                                  MSF BARCLAYS CAPITAL AGGREGATE    MSF VAN ECK GLOBAL NATURAL                MSF METLIFE
                                                      BOND INDEX                     RESOURCES        MID CAP STOCK INDEX
                                                     SUB-ACCOUNT                   SUB-ACCOUNT                SUB-ACCOUNT
                                  --------------------------------- ----------------------------- -----------------------
                                           2010          2009 (a)          2010        2009 (a)        2010    2009 (a)
                                  ---------------- ---------------- -------------- -------------- ------------ ----------
INCREASE (DECREASE) IN
  NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)       $   39,794    $      (7,549)   $   (10,494)    $   (1,662)    $ (7,061)    $(1,987)
  Net realized gains (losses)            19,060              737         62,446          6,758       15,873      26,246
  Change in unrealized gains
     (losses) on investments             19,410            6,611        274,217         30,976      130,940      15,405
                                  ---------------- ---------------- -------------- -------------- ------------ ----------
     Net increase (decrease)
       in net assets resulting
       from operations                   78,264             (201)       326,169         36,072      139,752      39,664
                                  ---------------- ---------------- -------------- -------------- ------------ ----------
CONTRACT TRANSACTIONS:
  Purchase payments received
     from contract owners                10,208           18,900        526,713        127,945        4,827       8,868
  Net transfers (including fixed
     account)                           612,238        1,419,620        999,376        235,999      466,111     475,856
  Contract charges                      (20,132)          (1,110)        (8,591)          (673)      (3,814)       (646)
  Transfers for contract benefits
     and terminations                  (135,539)          (7,136)       (18,738)        (4,532)    (156,382)     (2,030)
                                  ---------------- ---------------- -------------- -------------- ------------ ----------
     Net increase (decrease) in
       net assets resulting from
       contract transactions            466,775        1,430,274      1,498,760        358,739      310,742     482,048
                                  ---------------- ---------------- -------------- -------------- ------------ ----------
     Net increase (decrease)
       in net assets                    545,039        1,430,073      1,824,929        394,811      450,494     521,712
NET ASSETS:
  Beginning of year                   1,430,073               --        394,811             --      521,712         --
                                  ---------------- ---------------- -------------- -------------- ------------ ----------
  End of year                       $ 1,975,112    $   1,430,073    $ 2,219,740    $   394,811    $ 972,206    $521,712
                                  ================ ================ ============== ============== ============ ==========

(a) For the period May 4, 2009 to December 31, 2009.

(b) For the period May 3, 2010 to December 31, 2010.

(c) For the period September 27, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

                                                                                            PUTNAM VT
                                                        MSF BLACKROCK LEGACY LARGE CAP      MULTI-CAP
MSF MORGAN STANLEY EAFE INDEX    MSF RUSSELL 2000 INDEX                         GROWTH         GROWTH
                  SUB-ACCOUNT               SUB-ACCOUNT                    SUB-ACCOUNT    SUB-ACCOUNT
-------------------------------- ------------------------- ------------------------------ --------------
       2010           2009 (a)        2010      2009 (a)           2010        2009 (a)       2010 (c)
-------------- ----------------- ------------ ------------ --------------- -------------- --------------
  $   3,186    $       (1,707)   $  (8,884)   $  (2,015)   $   (106,231)   $   (78,615)   $    (9,027)
     (2,884)            3,588      (28,106)      (3,237)        335,807        112,318          6,120
     37,316            11,925       93,326       33,405       1,425,137      2,141,821        294,395
-------------- ----------------- ------------ ------------ --------------- -------------- --------------
     37,618            13,806       56,336       28,153       1,654,713      2,175,524        291,488
-------------- ----------------- ------------ ------------ --------------- -------------- --------------
        170                --       12,888           --         550,113        135,233             --
    292,194           455,036      496,564      446,028         442,243      7,690,491      2,249,688
     (2,331)             (245)      (2,970)          (9)        (20,602)       (13,769)          (441)
   (154,773)           (1,489)    (137,238)      (3,239)     (1,083,349)      (727,751)       (47,475)
-------------- ----------------- ------------ ------------ --------------- -------------- --------------
    135,260           453,302      369,244      442,780        (111,595)     7,084,204      2,201,772
-------------- ----------------- ------------ ------------ --------------- -------------- --------------
    172,878           467,108      425,580      470,933       1,543,118      9,259,728      2,493,260
    467,108                --      470,933           --       9,259,728             --             --
-------------- ----------------- ------------ ------------ --------------- -------------- --------------
  $ 639,986    $      467,108    $ 896,513    $ 470,933    $ 10,802,846    $ 9,259,728    $ 2,493,260
============== ================= ============ ============ =============== ============== ==============

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
OF METLIFE INVESTORS INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009

                                                                                   FTVIPT TEMPLETON                FTVIPT TEMPLETON
                                            PUTNAM VT EQUITY INCOME               GROWTH SECURITIES              FOREIGN SECURITIES
                                                        SUB-ACCOUNT                     SUB-ACCOUNT                     SUB-ACCOUNT
                                  --------------------------------- ------------------------------- -------------------------------
                                            2010     2009                   2010            2009            2010            2009
                                  ----------------- --------------- --------------- --------------- --------------- ---------------
INCREASE (DECREASE) IN
  NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)       $   267,646    $     33,138     $    41,783    $    242,686    $    158,201    $    585,022
  Net realized gains (losses)           (410,421)     (2,219,999)       (684,600)     (1,146,941)       (424,093)         (9,349)
  Change in unrealized gains
     (losses) on investments           3,142,849       8,286,291       1,302,941       3,855,353       2,528,688       8,535,013
                                  ----------------- --------------- --------------- --------------- --------------- ---------------
     Net increase (decrease)
       in net assets resulting
       from operations                 3,000,074       6,099,430         660,124       2,951,098       2,262,796       9,110,686
                                  ----------------- --------------- --------------- --------------- --------------- ---------------
CONTRACT TRANSACTIONS:
  Purchase payments received
     from contract owners                 24,846          24,306           8,424          20,000         249,004         209,923
  Net transfers (including fixed
     account)                           (861,577)     (3,111,410)       (536,298)       (723,635)       (232,884)       (687,536)
  Contract charges                       (74,738)        (80,606)        (27,850)        (31,507)       (108,957)       (116,644)
  Transfers for contract benefits
     and terminations                 (2,462,825)     (2,035,343)       (931,151)       (665,459)     (2,480,470)     (1,869,399)
                                  ----------------- --------------- --------------- --------------- --------------- ---------------
     Net increase (decrease) in
       net assets resulting from
       contract transactions          (3,374,294)     (5,203,053)     (1,486,875)     (1,400,601)     (2,573,307)     (2,463,656)
                                  ----------------- --------------- --------------- --------------- --------------- ---------------
     Net increase (decrease)
       in net assets                    (374,220)        896,377        (826,751)      1,550,497        (310,511)      6,647,030
NET ASSETS:
  Beginning of year                   29,027,593      28,131,216      12,652,485      11,101,988      34,089,823      27,442,793
                                  ----------------- --------------- --------------- --------------- --------------- ---------------
  End of year                       $ 28,653,373    $ 29,027,593    $ 11,825,734    $ 12,652,485    $ 33,779,312    $ 34,089,823
                                  ================= =============== =============== =============== =============== ===============

(a) For the period May 4, 2009 to December 31, 2009.

(b) For the period May 3, 2010 to December 31, 2010.

(c) For the period September 27, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

FIDELITY VIP GROWTH OPPORTUNITIES      FIDELITY VIP EQUITY- INCOME            PIMCO VIT HIGH YIELD        PIMCO VIT LOW DURATION
                      SUB-ACCOUNT                      SUB-ACCOUNT                     SUB-ACCOUNT                   SUB-ACCOUNT
------------------------------------ ------------------------------ ------------------------------- -----------------------------
       2010                  2009           2010            2009            2010            2009            2010          2009
-------------- --------------------- -------------- --------------- --------------- --------------- --------------- -------------
$    (1,458)   $           (1,249)   $     3,159    $     24,088    $    710,972    $    636,585    $     14,278    $  220,821
    (12,221)              (12,300)      (352,626)       (504,545)         66,715        (227,761)         91,782       536,343
     34,375                61,980        917,227       1,607,266         699,170       2,468,282         354,758       437,621
-------------- --------------------- -------------- --------------- --------------- --------------- --------------- -------------
     20,696                48,431        567,760       1,126,809       1,476,857       2,877,106         460,818     1,194,785
-------------- --------------------- -------------- --------------- --------------- --------------- --------------- -------------
        500                 2,200         25,863             200          30,908          29,884          17,624        48,589
    (27,203)                3,455       (224,848)        112,365         760,530       3,476,800       2,163,766     2,364,857
       (140)                 (137)       (16,899)        (19,310)        (52,862)        (41,618)        (58,771)      (46,658)
    (30,509)              (22,581)      (542,280)       (394,571)       (890,159)       (490,935)     (1,920,786)     (894,887)
-------------- --------------------- -------------- --------------- --------------- --------------- --------------- -------------
    (57,352)              (17,063)      (758,164)       (301,316)       (151,583)      2,974,131         201,833     1,471,901
-------------- --------------------- -------------- --------------- --------------- --------------- --------------- -------------
    (36,656)               31,368       (190,404)        825,493       1,325,274       5,851,237         662,651     2,666,686
    145,775               114,407      4,805,353       3,979,860      11,727,258       5,876,021      12,366,617     9,699,931
-------------- --------------------- -------------- --------------- --------------- --------------- --------------- -------------
  $ 109,119    $          145,775    $ 4,614,949    $  4,805,353    $ 13,052,532    $ 11,727,258    $ 13,029,268    $12,366,617
============== ===================== ============== =============== =============== =============== =============== =============

The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
OF METLIFE INVESTORS INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONCLUDED)
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009

                                                                                  AMERICAN FUNDS
                                    AMERICAN FUNDS GLOBAL GROWTH     GLOBAL SMALL CAPITALIZATION          AMERICAN FUNDS GROWTH
                                                     SUB-ACCOUNT                     SUB-ACCOUNT                    SUB-ACCOUNT
                                  --------------------------------- ------------------------------- ------------------------------
                                            2010            2009            2010            2009             2010          2009
                                  ----------------- --------------- --------------- --------------- ---------------- -------------
INCREASE (DECREASE) IN
  NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)       $   545,506    $    346,673    $    146,812    $    (39,573)   $     (65,185)   $    (7,294)
  Net realized gains (losses)             80,486          52,332         137,174          28,087          223,976        (41,453)
  Change in unrealized gains
     (losses) on investments           8,168,085      15,632,672       3,205,525       3,668,097       15,578,153     16,103,075
                                  ----------------- --------------- --------------- --------------- ---------------- -------------
     Net increase (decrease)
       in net assets resulting
       from operations                 8,794,077      16,031,677       3,489,511       3,656,611       15,736,944     16,054,328
                                  ----------------- --------------- --------------- --------------- ---------------- -------------
CONTRACT TRANSACTIONS:
  Purchase payments received
     from contract owners             11,227,748      10,008,195       3,380,149       1,797,968       12,701,472     15,888,851
  Net transfers (including fixed
     account)                         10,714,964      14,927,875       1,960,678       4,418,825       10,823,101     26,731,257
  Contract charges                      (436,739)       (178,371)       (100,348)        (39,842)        (546,481)      (170,142)
  Transfers for contract benefits
     and terminations                 (3,351,852)     (1,430,217)       (643,918)       (229,321)      (3,326,819)    (1,121,118)
                                  ----------------- --------------- --------------- --------------- ---------------- -------------
     Net increase (decrease) in
       net assets resulting from
       contract transactions          18,154,121      23,327,482       4,596,561       5,947,630       19,651,273     41,328,848
                                  ----------------- --------------- --------------- --------------- ---------------- -------------
     Net increase (decrease)
       in net assets                  26,948,198      39,359,159       8,086,072       9,604,241       35,388,217     57,383,176
NET ASSETS:
  Beginning of year                   61,956,827      22,597,668      12,780,124       3,175,883       71,786,632     14,403,456
                                  ----------------- --------------- --------------- --------------- ---------------- -------------
  End of year                       $ 88,905,025    $ 61,956,827    $ 20,866,196    $ 12,780,124    $ 107,174,849    $71,786,632
                                  ================= =============== =============== =============== ================ =============

(a) For the period May 4, 2009 to December 31, 2009.

(b) For the period May 3, 2010 to December 31, 2010.

(c) For the period September 27, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
OF METLIFE INVESTORS INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS

1. ORGANIZATION

MetLife Investors Variable Annuity Account One (the "Separate Account"), a separate account of MetLife Investors Insurance Company (the "Company"), was established by the Company's Board of Directors on February 24, 1987 to support operations of the Company with respect to certain variable annuity contracts (the "Contracts"). The Company is a direct wholly-owned subsidiary of MetLife, Inc., a Delaware corporation. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and exists in accordance with the regulations of the Missouri Department of Insurance.

On November 9, 2009, pursuant to a resolution by the Board of Directors of MetLife Investors Insurance Company, the Company combined MetLife Investors Variable Annuity Account Five, which is another separate account of the Company, with and into the Separate Account (the "Combination"). Since this was a transaction among entities under common control, it was accounted for in a manner similar to a pooling of interests and reflected in the financial statements and financial highlights as of the earliest period presented. The Combination was a tax-free transaction and there were no changes in the Company's obligations or the rights and benefits of any contract owner under the Contracts of each separate account pre or post Combination. Each Sub-Account of MetLife Investors Variable Annuity Account Five has been combined with the Sub-Accounts of the Separate Account.

Each Sub-Account of the aforementioned separate accounts has been combined with the Sub-Accounts of the Separate Account or added as an additional Sub-Account if a corresponding Sub-Account did not already exist.

The Separate Account is divided into Sub-Accounts, each of which is treated as an individual accounting entity for financial reporting purposes. Each Sub-Account invests in shares of the corresponding portfolio, series, or fund (with the same name) of registered investment management companies (the "Trusts"), which are presented below:

Met Investors Series Trust ("MIST")*
Russell Investment Funds ("Russell")
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
  ("Invesco V.I.")+
DWS Variable Series II ("DWS")
Metropolitan Series Fund, Inc. ("MSF")*
Putnam Variable Trust ("Putnam VT")
Franklin Templeton Variable Insurance Products Trust ("FTVIPT")
Fidelity Variable Insurance Products ("Fidelity VIP")
PIMCO Variable Insurance Trust ("PIMCO VIT") American Funds Insurance Series
  ("American Funds")

+    Formerly named AIM Variable Insurance Funds ("AIM V.I.")

* See Note 5 for discussion of additional information on related party transactions.

NAME CHANGE

The following portfolio was affected by a trust name change during the year ended December 31, 2010:

FORMER NAME                          NEW NAME
----------------------------------   --------------------------------------
AIM V.I. International Growth Fund   Invesco V.I. International Growth Fund

The assets of each of the Sub-Accounts of the Separate Account are registered in the name of the Company. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the Company's other assets and liabilities. The portion of the Separate Account's assets applicable to the Contracts is not chargeable with liabilities arising out of any other business the Company may conduct.

METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
OF METLIFE INVESTORS INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

2. LIST OF SUB-ACCOUNTS

Purchase payments, less any applicable charges, applied to the Separate Account are invested in one or more Sub-Accounts in accordance with the selection made by the contract owner. The following Sub-Accounts had net assets as of December 31, 2010:

MIST Lord Abbett Growth and Income Sub-Account*
MIST Lord Abbett Bond Debenture Sub-Account*
MIST Morgan Stanley Mid Cap Growth Sub-Account*
MIST Lord Abbett Mid Cap Value Sub-Account*
MIST Oppenheimer Capital Appreciation Sub-Account*
MIST PIMCO Inflation Protected Bond Sub-Account
MIST Legg Mason ClearBridge Aggressive Growth Sub-Account*
MIST PIMCO Total Return Sub-Account*
MIST RCM Technology Sub-Account
MIST T. Rowe Price Mid Cap Growth Sub-Account*
MIST MFS Research International Sub-Account*
MIST Invesco Small Cap Growth Sub-Account*
MIST Lazard Mid Cap Sub-Account*
MIST Harris Oakmark International Sub-Account
MIST Third Avenue Small Cap Value Sub-Account*
MIST Clarion Global Real Estate Sub-Account*
MIST Turner Mid Cap Growth Sub-Account
MIST Goldman Sachs Mid Cap Value Sub-Account
MIST MetLife Defensive Strategy Sub-Account
MIST MetLife Moderate Strategy Sub-Account
MIST MetLife Balanced Strategy Sub-Account
MIST MetLife Growth Strategy Sub-Account
MIST MetLife Aggressive Strategy Sub-Account
MIST Van Kampen Comstock Sub-Account
MIST SSgA Growth ETF Sub-Account
MIST SSgA Growth and Income ETF Sub-Account
MIST Legg Mason Value Equity Sub-Account
MIST Pioneer Fund Sub-Account*
MIST Pioneer Strategic Income Sub-Account*
MIST MFS Emerging Markets Equity Sub-Account*
MIST Loomis Sayles Global Markets Sub-Account
MIST Rainier Large Cap Equity Sub-Account
MIST American Funds Growth Sub-Account
MIST American Funds Balanced Allocation Sub-Account
MIST American Funds Bond Sub-Account
MIST American Funds Growth Allocation Sub-Account
MIST American Funds International Sub-Account
MIST American Funds Moderate Allocation Sub-Account
MIST BlackRock High Yield Sub-Account
MIST Dreman Small Cap Value Sub-Account
MIST Met/Templeton Growth Sub-Account
MIST Met/Franklin Mutual Shares Sub-Account
MIST Met/Franklin Templeton Founding Strategy Sub-Account
MIST Met/Templeton International Bond Sub-Account
MIST BlackRock Large Cap Core Sub-Account
MIST Janus Forty Sub-Account (a)
MIST Met/Eaton Vance Floating Rate Sub-Account (a)
Russell Multi-Style Equity Sub-Account
Russell Aggressive Equity Sub-Account
Russell Non-U.S. Sub-Account
Russell Core Bond Sub-Account
Russell Real Estate Securities Sub-Account
Invesco V.I. International Growth Sub-Account*
DWS Government & Agency Securities Sub-Account
MSF Davis Venture Value Sub-Account*
MSF Met/Artisan Mid Cap Value Sub-Account
MSF Jennison Growth Sub-Account*
MSF MFS Total Return Sub-Account*
MSF Artio International Stock Sub-Account*
MSF BlackRock Money Market Sub-Account*
MSF MetLife Stock Index Sub-Account*
MSF BlackRock Bond Income Sub-Account*
MSF Neuberger Berman Genesis Sub-Account
MSF Loomis Sayles Small Cap Growth Sub-Account
MSF Western Asset Management Strategic Bond
Opportunities Sub-Account*
MSF Western Asset Management U.S. Government Sub-Account
MSF T. Rowe Price Small Cap Growth Sub-Account*
MSF T. Rowe Price Large Cap Growth Sub-Account*
MSF Oppenheimer Global Equity Sub-Account
MSF MFS Value Sub-Account
MSF Met/Dimensional International Small Company Sub-Account
MSF Barclays Capital Aggregate Bond Index Sub-Account
MSF Van Eck Global Natural Resources Sub-Account
MSF MetLife Mid Cap Stock Index Sub-Account
MSF Morgan Stanley EAFE Index Sub-Account
MSF Russell 2000 Index Sub-Account
MSF BlackRock Legacy Large Cap Growth Sub-Account
Putnam VT Multi-Cap Growth Sub-Account* (a)
Putnam VT Equity Income Sub-Account

METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
OF METLIFE INVESTORS INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

2. LIST OF SUB-ACCOUNTS -- (CONTINUED)

FTVIPT Templeton Growth Securities Sub-Account*
FTVIPT Templeton Foreign Securities Sub-Account*
Fidelity VIP Growth Opportunities Sub-Account
Fidelity VIP Equity-Income Sub-Account*
PIMCO VIT High Yield Sub-Account
PIMCO VIT Low Duration Sub-Account
American Funds Global Growth Sub-Account
American Funds Global Small Capitalization Sub-Account
American Funds Growth Sub-Account

* This Sub-Account invests in two or more share classes within the underlying portfolio, series, or fund of the Trusts that may assess 12b-1 fees.
(a) This Sub-Account began operations during the year ended December 31, 2010.

3. PORTFOLIO CHANGES

The following Sub-Accounts ceased operations during the year ended December 31, 2010:

Putnam VT Growth and Income Sub-Account
Putnam VT Vista Sub-Account

The operations of the Sub-Accounts were affected by the following changes that occurred during the year ended December 31, 2010:

NAME CHANGES:

FORMER NAME                                  NEW NAME
-------------------------------------------- -----------------------------------------------
(MIST) Van Kampen Mid Cap Growth Portfolio   (MIST) Morgan Stanley Mid Cap Growth Portfolio
(MIST) Legg Mason Partners Aggressive Growth (MIST) Legg Mason ClearBridge Aggressive Growth
  Portfolio                                    Portfolio
(MIST) Met/AIM Small Cap Growth Portfolio    (MIST) Invesco Small Cap Growth Portfolio
(MSF) BlackRock Strategic Value Portfolio    (MSF) Neuberger Berman Genesis Portfolio

SUBSTITUTION:

FORMER PORTFOLIO                             NEW PORTFOLIO
-------------------------------------------- -----------------------------------------------
Putnam VT Growth and Income Fund             (MIST) Lord Abbett Growth and Income Fund
Putnam VT Vista Fund                         Putnam VT Multi-Cap Growth Fund

4. SIGNIFICANT ACCOUNTING POLICIES

BASIS OF ACCOUNTING
The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") applicable for variable annuity separate accounts registered as unit investment trusts.

SECURITY TRANSACTIONS
Security transactions are recorded on a trade date basis. Realized gains and losses on the sales of investments are computed on the basis of the average cost of the investment sold. Income from dividends and realized gain distributions are recorded on the ex-distribution date.

SECURITY VALUATION
The Sub-Accounts' investment in shares of the portfolio, series, or fund of the Trusts is valued at fair value based on the closing net asset value ("NAV") or price per share as determined by the Trusts as of the end of the year. All changes in fair value are recorded as changes in unrealized gains (losses) on investments in the statements of operations of the applicable Sub-Accounts.

METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
OF METLIFE INVESTORS INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

4. SIGNIFICANT ACCOUNTING POLICIES -- (CONTINUED)

The Separate Account defines fair value as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. The Separate Account prioritizes the inputs to fair valuation techniques and allows for the use of unobservable inputs to the extent that observable inputs are not available. The Separate Account has categorized its assets based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets (Level 1) and the lowest priority to unobservable inputs (Level 3). An asset's classification within the fair value hierarchy is based on the lowest level of significant input to its valuation. The input levels are as follows:

Level 1 Unadjusted quoted prices in active markets for identical assets or liabilities.
Level 2 Quoted prices in markets that are not active or inputs that are observable either directly or indirectly.
Level 3 Unobservable inputs that are supported by little or no market activity and are significant to the fair value of the assets.

Each Sub-Account invests in shares of open-end mutual funds which calculate a daily NAV based on the value of the underlying securities in their portfolios. As a result, and as required by law, shares of open-end mutual funds are purchased and redeemed at their quoted daily NAV as reported by the Trusts at the close of each business day. On that basis, the inputs used to value all shares held by the Separate Account, which are measured at fair value on a recurring basis, are classified as Level 2.

FEDERAL INCOME TAXES
The operations of the Separate Account form a part of the total operations of the Company and are not taxed separately. The Company is taxed as a life insurance company under the provisions of the Internal Revenue Code ("IRC"). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Separate Account to the extent the earnings are credited under the Contracts. Accordingly, no charge is being made to the Separate Account for federal income taxes. The Company will periodically review the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the Contracts.

ANNUITY PAYOUTS
Net assets allocated to Contracts in the payout period are computed according to industry standard mortality tables. The assumed investment return is 3.0% . The mortality risk is fully borne by the Company and may result in additional amounts being transferred into the Separate Account by the Company to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Company.

PURCHASE PAYMENTS
Purchase payments received from contract owners by the Company are credited as accumulation units as of the end of the valuation period in which received, as provided in the prospectus, and are reported as contract transactions on the statements of changes in net assets of the applicable Sub-Accounts.

NET TRANSFERS
Funds transferred by the contract owner into or out of Sub-Accounts within the Separate Account or into or out of the fixed account (an investment option in the Company's general account) are recorded on a net basis as net transfers in the statements of changes in net assets of the applicable Sub-Accounts.

USE OF ESTIMATES
The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS
Effective January 1, 2010, the Separate Account adopted new guidance that requires new disclosures about significant transfers in and /or out of Levels 1 and 2 of the fair value hierarchy and activity in Level 3. In addition, this guidance provides clarification of existing disclosure requirements about the level of disaggregation and inputs and valuation techniques. The adoption of this guidance did not have an impact on the Separate Account's financial statements.

METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
OF METLIFE INVESTORS INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

4. SIGNIFICANT ACCOUNTING POLICIES -- (CONCLUDED)

Effective December 31, 2009, the Separate Account adopted new guidance on: (i) measuring the fair value of investments in certain entities that calculate a NAV per share; (ii) how investments within its scope would be classified in the fair value hierarchy; and (iii) enhanced disclosure requirements about the nature and risks of investments measured at fair value on a recurring or non-recurring basis. As a result, the Separate Account classified all of its investments, which utilize a NAV to measure fair values, as Level 2 in the fair value hierarchy.

Effective April 1, 2009, the Separate Account adopted prospectively new guidance which establishes general standards for accounting and disclosures of events that occur subsequent to the statements of assets and liabilities date but before financial statements are issued, as revised in February 2010. The Separate Account has provided the required disclosures, if any, in its financial statements.

5. EXPENSES AND RELATED PARTY TRANSACTIONS

The following annual Separate Account charges paid to the Company, are asset-based charges and assessed through a daily reduction in unit values, which are recorded as expenses in the accompanying statements of operations of the applicable Sub-Accounts:

MORTALITY AND EXPENSE RISK -- The mortality risk assumed by the Company is the risk that those insured may die sooner than anticipated and therefore, the Company will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is the risk that expenses incurred in issuing and administering the Contracts will exceed the amounts realized from the administrative charges assessed against the Contracts. In addition, the charge compensates the Company for the risk that the investor may live longer than estimated and the Company would be obligated to pay more in income payments than anticipated.

ADMINISTRATIVE -- The Company has responsibility for the administration of the Contracts and the Separate Account. Generally, the administrative charge is related to the maintenance, including distribution, of each contract and the Separate Account.

OPTIONAL DEATH BENEFIT RIDER -- For an additional charge, the total death benefit payable may be increased based on increases in account value of the Contracts.

EARNINGS PRESERVATION BENEFIT -- For an additional charge, the Company will provide this additional death benefit.

The table below represents the range of effective annual rates for each respective charge for the year ended December 31, 2010:

Mortality and Expense Risk    0.50% - 1.50%
Administrative                0.15% - 0.25%
Optional Death Benefit Rider  0.20% - 0.35%
Earnings Preservation Benefit 0.25%

The above referenced charges may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with a particular contract.

The following optional rider charges paid to the Company are charged at each contract anniversary date through the redemption of units and are recorded as contract charges in the accompanying statements of changes in nets assets of the applicable Sub-Accounts:

LIFETIME WITHDRAWAL GUARANTEE -- For an additional charge, the Company will guarantee minimum withdrawals for life regardless of market conditions.

GUARANTEED WITHDRAWAL BENEFIT -- For an additional charge, the Company will guarantee minimum withdrawals regardless of market conditions.

METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
OF METLIFE INVESTORS INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

5. EXPENSES AND RELATED PARTY TRANSACTIONS -- (CONTINUED)

GUARANTEED MINIMUM INCOME BENEFIT/LIFETIME INCOME SOLUTION -- For an additional charge, the Company will guarantee a minimum payment regardless of market conditions.

GUARANTEED MINIMUM ACCUMULATION BENEFIT -- For an additional charge, the Company will guarantee that the contract value will not be less than a guaranteed minimum amount at the end of a specified number of years.

ENHANCED DEATH BENEFIT -- For an additional charge, the Company will guarantee a death benefit equal to the greater of the account value or the higher of two death benefit bases.

The table below represents the range of effective annual rates for each respective charge for the year ended December 31, 2010:

Lifetime Withdrawal Guarantee                              0.50% - 1.80%
Guaranteed Withdrawal Benefit                              0.25% - 1.00%
Guaranteed Minimum Income Benefit/Lifetime Income Solution 0.50% - 1.50%
Guaranteed Minimum Accumulation Benefit                    0.75%
Enhanced Death Benefit                                     0.60% - 1.50%

The above referenced charges may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with a particular contract.

A contract maintenance fee of $30 is assessed on an annual basis for Contracts with a value of less than $50,000. A transfer fee of $25 may be deducted after twelve transfers are made in a contract year or for certain contracts, 2% of the amount transferred from the contract value, if less. In addition, the Contracts impose a surrender charge which ranges from 0% to 8% if the contract is partially or fully surrendered within the specified surrender charge period. A transaction charge of the lesser of $10 or 2% of the surrender is imposed on certain contracts as well as $10 for annuitizations. These charges are paid to the Company, assessed through the redemption of units, and recorded as contract charges in the accompanying statements of changes in net assets of the applicable Sub-Accounts.

Certain portfolios of the MIST and MSF Trusts are managed by MetLife Advisers, LLC, which acts in the capacity of investment advisor and is an indirect affiliate of the Company. On May 1, 2009, Met Investors Advisory, LLC, an indirect affiliate of the Company and previous manager of the MIST Trust, merged into MetLife Advisers, LLC.

METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
OF METLIFE INVESTORS INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

6. STATEMENTS OF INVESTMENTS

                                                                                              FOR THE YEAR ENDED
                                                            AS OF DECEMBER 31, 2010            DECEMBER 31, 2010
                                                          ------------------------- ----------------------------
                                                                                          COST OF       PROCEEDS
                                                               SHARES      COST ($) PURCHASES ($) FROM SALES ($)
                                                          ----------- ------------- ------------- --------------
MIST Lord Abbett Growth and Income Sub-Account             32,019,656   756,635,535    18,961,311     84,356,158
MIST Lord Abbett Bond Debenture Sub-Account                21,851,108   258,123,939    23,332,650     39,126,882
MIST Morgan Stanley Mid Cap Growth Sub-Account              5,932,100    52,445,736     4,095,340      4,971,624
MIST Lord Abbett Mid Cap Value Sub-Account                 13,980,738   257,435,213    10,136,640     33,462,925
MIST Oppenheimer Capital Appreciation Sub-Account          14,479,022   112,201,213     1,727,961     11,204,222
MIST PIMCO Inflation Protected Bond Sub-Account             8,542,412    92,002,037    23,477,586      7,362,179
MIST Legg Mason ClearBridge Aggressive Growth
  Sub-Account                                               8,859,084    62,542,085     1,086,579      9,621,069
MIST PIMCO Total Return Sub-Account                        41,619,831   476,542,470   103,632,409     73,180,913
MIST RCM Technology Sub-Account                             2,878,319    11,792,175     7,804,454      9,152,680
MIST T. Rowe Price Mid Cap Growth Sub-Account               8,966,066    68,025,255     2,799,382     13,213,421
MIST MFS Research International Sub-Account                14,294,184   164,428,530     9,069,298     13,733,260
MIST Invesco Small Cap Growth Sub-Account                   3,984,904    48,771,600     2,256,508     11,760,925
MIST Lazard Mid Cap Sub-Account                             4,445,790    54,391,711     2,789,399      6,503,703
MIST Harris Oakmark International Sub-Account               5,226,527    72,218,761     6,749,977     13,536,117
MIST Third Avenue Small Cap Value Sub-Account               4,457,364    62,857,905     7,365,512      8,740,194
MIST Clarion Global Real Estate Sub-Account                 3,792,745    46,822,291     4,278,169      5,914,651
MIST Turner Mid Cap Growth Sub-Account                        887,379    10,170,424       920,264      3,005,459
MIST Goldman Sachs Mid Cap Value Sub-Account                1,520,786    19,889,223     1,262,364      4,013,516
MIST MetLife Defensive Strategy Sub-Account                35,421,105   354,698,257   100,875,210     57,914,341
MIST MetLife Moderate Strategy Sub-Account                 78,832,911   789,432,348   129,133,303     37,045,518
MIST MetLife Balanced Strategy Sub-Account                223,328,286 2,165,105,432   269,013,393     34,676,638
MIST MetLife Growth Strategy Sub-Account                  154,125,826 1,589,738,345    51,086,576    131,596,101
MIST MetLife Aggressive Strategy Sub-Account               20,549,801   175,441,282     9,878,819     18,963,230
MIST Van Kampen Comstock Sub-Account                       10,642,888   103,232,485     9,186,583      3,851,486
MIST SSgA Growth ETF Sub-Account                            4,191,244    41,975,237    11,265,067      4,766,979
MIST SSgA Growth and Income ETF Sub-Account                10,912,497   114,404,184    33,930,441      3,552,079
MIST Legg Mason Value Equity Sub-Account                    3,354,329    30,089,009     1,325,222      3,169,694
MIST Pioneer Fund Sub-Account                               7,077,900    69,270,341     2,622,079     11,268,033
MIST Pioneer Strategic Income Sub-Account                     885,729     8,822,272     4,292,793        917,554
MIST MFS Emerging Markets Equity Sub-Account                6,222,753    65,586,064    19,235,735     12,721,313
MIST Loomis Sayles Global Markets Sub-Account               1,295,302    14,036,198     7,843,737      3,946,877
MIST Rainier Large Cap Equity Sub-Account                   1,532,944    11,909,895     9,264,562      2,585,151
MIST American Funds Growth Sub-Account                      3,144,042    21,694,068     4,731,828      8,411,612
MIST American Funds Balanced Allocation Sub-Account        24,042,096   191,455,827    32,807,104     21,177,065
MIST American Funds Bond Sub-Account                        1,819,092    16,839,270     5,031,238      4,970,103
MIST American Funds Growth Allocation Sub-Account          24,602,928   187,163,646    26,085,791     19,959,422
MIST American Funds International Sub-Account               2,002,133    14,294,745     4,481,680      3,369,229
MIST American Funds Moderate Allocation Sub-Account        13,797,181   114,057,921    14,962,910     12,884,332
MIST BlackRock High Yield Sub-Account                       1,723,268    13,647,766    35,787,870     32,201,899
MIST Dreman Small Cap Value Sub-Account                       405,145     4,463,316     1,761,556        454,931
MIST Met/Templeton Growth Sub-Account                       1,365,435    10,424,921     3,915,643        751,742
MIST Met/Franklin Mutual Shares Sub-Account                10,980,497    80,738,536    28,306,468        991,956
MIST Met/Franklin Templeton Founding Strategy Sub-Account  16,841,036   131,606,685    20,647,735      7,769,873
MIST Met/Templeton International Bond Sub-Account             166,878     1,963,726     2,161,097        414,297
MIST BlackRock Large Cap Core Sub-Account                     307,996     2,343,906     1,949,787        322,154
MIST Janus Forty Sub-Account (a)                                6,551       411,915       468,969         57,283
MIST Met/Eaton Vance Floating Rate Sub-Account (a)             79,460       798,332       842,286         44,782
Russell Multi-Style Equity Sub-Account                        841,595    11,673,816       338,138      2,525,516
Russell Aggressive Equity Sub-Account                         213,887     2,782,600        91,235        599,858
Russell Non-U.S. Sub-Account                                  511,423     5,763,604       239,991      1,224,410
Russell Core Bond Sub-Account                               1,096,343    11,190,396     1,499,811      2,506,961
Russell Real Estate Securities Sub-Account                     95,490     1,423,007        49,853        395,545
Invesco V.I. International Growth Sub-Account                 272,569     6,682,827       664,323      1,416,315
DWS Government & Agency Securities Sub-Account                 67,847       823,858        78,422        136,503
MSF Davis Venture Value Sub-Account                         7,691,069   208,847,208     8,665,554     19,562,384

METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
OF METLIFE INVESTORS INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

6. STATEMENTS OF INVESTMENTS -- (CONTINUED)

                                                                                            FOR THE YEAR ENDED
                                                          AS OF DECEMBER 31, 2010            DECEMBER 31, 2010
                                                          ----------------------- ----------------------------
                                                                                        COST OF       PROCEEDS
                                                             SHARES      COST ($) PURCHASES ($) FROM SALES ($)
                                                          --------- ------------- ------------- --------------
MSF Met/Artisan Mid Cap Value Sub-Account                   253,205    54,620,073       642,895      7,150,732
MSF Jennison Growth Sub-Account                           4,735,808    50,989,479     2,359,668      7,345,882
MSF MFS Total Return Sub-Account                            782,115   103,719,044     9,810,712      7,069,717
MSF Artio International Stock Sub-Account                   668,982     7,493,538       542,129        873,377
MSF BlackRock Money Market Sub-Account                    1,265,637   126,563,673    49,093,905    101,423,659
MSF MetLife Stock Index Sub-Account                       1,169,010    34,496,595     6,274,326      8,318,725
MSF BlackRock Bond Income Sub-Account                       732,535    75,846,933    20,283,301      4,301,350
MSF Neuberger Berman Genesis Sub-Account                    169,812     2,362,157       265,014        334,278
MSF Loomis Sayles Small Cap Growth Sub-Account            1,742,094    15,504,593       562,680      2,318,689
MSF Western Asset Management Strategic Bond Opportunities
  Sub-Account                                               445,073     5,283,504       933,808      1,469,948
MSF Western Asset Management U.S. Government
  Sub-Account                                             1,061,530    12,621,282     3,706,017      4,140,840
MSF T. Rowe Price Small Cap Growth Sub-Account              689,239     8,690,707     1,050,300      1,720,129
MSF T. Rowe Price Large Cap Growth Sub-Account            3,433,058    46,785,427     2,002,464      9,281,082
MSF Oppenheimer Global Equity Sub-Account                 1,453,616    21,255,054     4,018,211      1,694,631
MSF MFS Value Sub-Account                                 2,349,610    24,581,850    13,132,621        441,205
MSF Met/ Dimensional International Small Company
  Sub-Account                                               132,999     1,834,808     1,200,077        419,385
MSF Barclays Capital Aggregate Bond Index Sub-Account       180,218     1,949,167     2,006,132      1,499,741
MSF Van Eck Global Natural Resources Sub-Account            123,252     1,914,577     2,071,800        531,255
MSF MetLife Mid Cap Stock Index Sub-Account                  70,966       825,890       804,767        500,466
MSF Morgan Stanley EAFE Index Sub-Account                    54,704       590,796       656,733        518,364
MSF Russell 2000 Index Sub-Account                           68,597       769,832     1,609,954      1,249,711
MSF BlackRock Legacy Large Cap Growth Sub-Account           393,549     7,235,950     1,181,879      1,400,101
Putnam VT Multi-Cap Growth Sub-Account (b)                  120,844     2,198,903     2,287,613         94,830
Putnam VT Equity Income Sub-Account                       2,131,953    28,915,038       590,140      3,697,383
FTVIPT Templeton Growth Securities Sub-Account            1,072,991    15,432,825       186,074      1,631,663
FTVIPT Templeton Foreign Securities Sub-Account           2,354,213    33,262,721     3,065,203      5,480,689
Fidelity VIP Growth Opportunities Sub-Account                 6,090       108,585         1,123         59,971
Fidelity VIP Equity-Income Sub-Account                      245,774     5,291,982       568,827      1,324,129
PIMCO VIT High Yield Sub-Account                          1,684,204    12,334,877     2,340,246      1,781,216
PIMCO VIT Low Duration Sub-Account                        1,248,019    12,756,872     3,243,956      2,984,687
American Funds Global Growth Sub-Account                  4,138,970    74,957,567    20,133,236      1,433,947
American Funds Global Small Capitalization Sub-Account      977,343    14,941,798     5,372,136        628,971
American Funds Growth Sub-Account                         1,972,302    79,022,091    20,792,412      1,206,657

(a) For the period May 3, 2010 to December 31, 2010.
(b) For the period September 27, 2010 to December 31, 2010.

                     This page is intentionally left blank.

METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
OF METLIFE INVESTORS INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

7. SCHEDULES OF UNITS
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009:

                                          MIST LORD ABBETT            MIST LORD ABBETT       MIST MORGAN STANLEY
                                         GROWTH AND INCOME              BOND DEBENTURE            MID CAP GROWTH
                                               SUB-ACCOUNT                 SUB-ACCOUNT               SUB-ACCOUNT
                                  --------------------------- --------------------------- -------------------------
                                        2010          2009          2010          2009         2010         2009
                                  ------------- ------------- ------------- ------------- ------------ ------------
Units beginning of year           15,593,590    17,054,222    13,193,447    14,022,797    4,839,057    4,629,395
Units issued and transferred
  from other funding options         716,153     1,163,745       903,845     1,616,020      713,654      957,442
Units redeemed and transferred to
  other funding options           (2,175,376)   (2,624,377)   (2,260,676)   (2,445,370)    (733,801)    (747,780)
                                  ------------- ------------- ------------- ------------- ------------ ------------
Units end of year                 14,134,367    15,593,590    11,836,616    13,193,447    4,818,910    4,839,057
                                  ============= ============= ============= ============= ============ ============

                                  MIST LEGG MASON CLEARBRIDGE
                                            AGGRESSIVE GROWTH     MIST PIMCO TOTAL RETURN        MIST RCM TECHNOLOGY
                                                  SUB-ACCOUNT                 SUB-ACCOUNT                SUB-ACCOUNT
                                  ------------------------------ --------------------------- --------------------------
                                        2010             2009          2010          2009          2010         2009
                                  ------------- ---------------- ------------- ------------- ------------- ------------
Units beginning of year            9,606,073       10,488,614    29,925,971    23,369,511     2,129,052    2,054,635
Units issued and transferred
  from other funding options         366,569          588,725     8,721,929    12,187,850     1,554,506      590,379
Units redeemed and transferred to
  other funding options           (1,496,590)      (1,471,266)   (7,786,370)   (5,631,390)   (1,653,847)    (515,962)
                                  ------------- ---------------- ------------- ------------- ------------- ------------
Units end of year                  8,476,052        9,606,073    30,861,530    29,925,971     2,029,711    2,129,052
                                  ============= ================ ============= ============= ============= ============

                                                                MIST HARRIS OAKMARK         MIST THIRD AVENUE
                                     MIST LAZARD MID CAP              INTERNATIONAL           SMALL CAP VALUE
                                             SUB-ACCOUNT                SUB-ACCOUNT               SUB-ACCOUNT
                                  ------------------------- -------------------------- -------------------------
                                       2010         2009         2010          2009         2010         2009
                                  ------------ ------------ ------------ ------------- ------------ ------------
Units beginning of year           3,546,544    3,701,818    4,066,421     4,450,252    3,942,016    4,169,845
Units issued and transferred
  from other funding options        345,975      537,899      513,332       650,523      620,786      627,104
Units redeemed and transferred to
  other funding options            (619,622)    (693,173)    (916,707)   (1,034,354)    (728,642)    (854,933)
                                  ------------ ------------ ------------ ------------- ------------ ------------
Units end of year                 3,272,897    3,546,544    3,663,046     4,066,421    3,834,160    3,942,016
                                  ============ ============ ============ ============= ============ ============

                                              MIST METLIFE                MIST METLIFE                 MIST METLIFE
                                        DEFENSIVE STRATEGY           MODERATE STRATEGY            BALANCED STRATEGY
                                               SUB-ACCOUNT                 SUB-ACCOUNT                  SUB-ACCOUNT
                                  --------------------------- --------------------------- -------------------------
                                        2010          2009          2010          2009            2010        2009
                                  ------------- ------------- ------------- ------------- -------------------------
Units beginning of year           28,585,107    20,521,525    61,993,623    48,839,803     174,627,957  147,575,188
Units issued and transferred
  from other funding options      12,487,052    15,848,889    16,550,090    22,185,086      37,630,687   46,188,462
Units redeemed and transferred to
  other funding options           (9,180,121)   (7,785,307)   (9,527,608)   (9,031,266)    (18,926,192) (19,135,693)
                                  ------------- ------------- ------------- ------------- ------------- ------------
Units end of year                 31,892,038    28,585,107    69,016,105    61,993,623     193,332,452  174,627,957
                                  ============= ============= ============= ============= ============= ============

(a) For the period May 4, 2009 to December 31, 2009.

(b) For the period May 3, 2010 to December 31, 2010.

(c) For the period September 27, 2010 to December 31, 2010.

        MIST LORD ABBETT            MIST OPPENHEIMER        MIST PIMCO INFLATION
           MID CAP VALUE        CAPITAL APPRECIATION              PROTECTED BOND
             SUB-ACCOUNT                 SUB-ACCOUNT                 SUB-ACCOUNT
--------------------------- --------------------------- ---------------------------
      2010          2009          2010          2009          2010          2009
------------- ------------- ------------- ------------- ------------- -------------
 9,382,903     9,920,843    11,409,698    12,461,052     6,189,735     5,260,106
 1,333,348     1,047,331       655,627       885,126     2,275,957     2,420,447
(2,316,185)   (1,585,271)   (1,765,355)   (1,936,480)   (1,352,522)   (1,490,818)
------------- ------------- ------------- ------------- ------------- -------------
 8,400,066     9,382,903    10,299,970    11,409,698     7,113,170     6,189,735
============= ============= ============= ============= ============= =============

      MIST T. ROWE PRICE           MIST MFS RESEARCH              MIST INVESCO
          MID CAP GROWTH               INTERNATIONAL          SMALL CAP GROWTH
             SUB-ACCOUNT                 SUB-ACCOUNT               SUB-ACCOUNT
--------------------------- --------------------------- -------------------------
      2010          2009          2010          2009         2010         2009
------------- ------------- ------------- ------------- ------------ ------------
 9,444,336     9,296,506     9,683,890    10,212,094    4,320,755    4,467,675
   628,943     2,114,107     1,283,022     1,202,006      283,473      545,182
(1,676,399)   (1,966,277)   (1,612,856)   (1,730,210)    (928,545)    (692,102)
------------- ------------- ------------- ------------- ------------ ------------
 8,396,880     9,444,336     9,354,056     9,683,890    3,675,683    4,320,755
============= ============= ============= ============= ============ ============

   MIST CLARION GLOBAL               MIST TURNER        MIST GOLDMAN SACHS
           REAL ESTATE            MID CAP GROWTH             MID CAP VALUE
           SUB-ACCOUNT               SUB-ACCOUNT               SUB-ACCOUNT
------------------------- ------------------------- -------------------------
     2010         2009         2010         2009         2010         2009
------------ ------------ ------------ ------------ ------------ ------------
2,963,807    3,017,825    1,004,871    1,062,658    1,482,733    1,740,044
  224,016      545,269      110,973      167,061      111,557       45,739
 (539,940)    (599,287)    (272,276)    (224,848)    (313,905)    (303,050)
------------ ------------ ------------ ------------ ------------ ------------
2,647,883    2,963,807      843,568    1,004,871    1,280,385    1,482,733
============ ============ ============ ============ ============ ============


             MIST METLIFE             MIST METLIFE             MIST VAN KAMPEN
          GROWTH STRATEGY      AGGRESSIVE STRATEGY                    COMSTOCK
              SUB-ACCOUNT              SUB-ACCOUNT                 SUB-ACCOUNT
------------------------- --------------------------- ---------------------------
2010                 2009       2010          2009          2010          2009
------------- ----------- ------------- ------------- ------------- -------------
 146,128,352  144,681,997  18,139,859    20,155,167     9,148,538     7,709,294
   8,850,383   19,571,725   1,389,894     1,269,392     1,757,180     2,598,214
 (17,031,700) (18,125,370) (2,269,659)   (3,284,700)   (1,245,264)   (1,158,970)
------------- ----------- ------------- ------------- ------------- -------------
 137,947,035  146,128,352  17,260,094    18,139,859     9,660,454     9,148,538
============= =========== ============= ============= ============= =============

METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
OF METLIFE INVESTORS INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

7. SCHEDULES OF UNITS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009:

                                               MIST SSGA                  MIST SSGA           MIST LEGG MASON
                                              GROWTH ETF      GROWTH AND INCOME ETF              VALUE EQUITY
                                             SUB-ACCOUNT                SUB-ACCOUNT               SUB-ACCOUNT
                                  ------------------------- -------------------------- -------------------------
                                       2010         2009          2010         2009         2010         2009
                                  ------------ ------------ ------------- ------------ ------------ ------------
Units beginning of year           3,535,741    2,631,694     7,874,421    5,706,322    3,602,247    3,449,785
Units issued and transferred
  from other funding options      1,230,189    1,419,212     3,746,793    3,020,230      263,939      671,733
Units redeemed and transferred to
  other funding options            (629,788)    (515,165)     (999,262)    (852,131)    (573,200)    (519,271)
                                  ------------ ------------ ------------- ------------ ------------ ------------
Units end of year                 4,136,142    3,535,741    10,621,952    7,874,421    3,292,986    3,602,247
                                  ============ ============ ============= ============ ============ ============

                                     MIST LOOMIS SAYLES             MIST RAINIER                       MIST
                                         GLOBAL MARKETS         LARGE CAP EQUITY      AMERICAN FUNDS GROWTH
                                            SUB-ACCOUNT              SUB-ACCOUNT                SUB-ACCOUNT
                                  ------------------------ ------------------------ --------------------------
                                       2010        2009         2010        2009          2010         2009
                                  ------------ ----------- ------------ ----------- ------------- ------------
Units beginning of year             899,578     825,508      723,558     786,871     3,506,399    1,497,798
Units issued and transferred
  from other funding options        660,950     258,649    1,217,236     433,402       843,038    2,819,679
Units redeemed and transferred to
  other funding options            (383,112)   (184,579)    (375,628)   (496,715)   (1,209,569)    (811,078)
                                  ------------ ----------- ------------ ----------- ------------- ------------
Units end of year                 1,177,416     899,578    1,565,166     723,558     3,139,868    3,506,399
                                  ============ =========== ============ =========== ============= ============

                                     MIST AMERICAN FUNDS         MIST AMERICAN FUNDS            MIST BLACKROCK
                                           INTERNATIONAL         MODERATE ALLOCATION                HIGH YIELD
                                             SUB-ACCOUNT                 SUB-ACCOUNT               SUB-ACCOUNT
                                  ------------------------- --------------------------- -------------------------
                                       2010         2009          2010          2009          2010        2009
                                  ------------ ------------ ------------- ------------- ------------- -----------
Units beginning of year           1,794,269      935,627    13,452,576     6,585,179       517,570      58,901
Units issued and transferred
  from other funding options        654,079    1,173,720     2,252,108     8,421,960     2,040,584     608,381
Units redeemed and transferred to
  other funding options            (517,217)    (315,078)   (2,037,239)   (1,554,563)   (1,827,358)   (149,712)
                                  ------------ ------------ ------------- ------------- ------------- -----------
Units end of year                 1,931,131    1,794,269    13,667,445    13,452,576       730,796     517,570
                                  ============ ============ ============= ============= ============= ===========

                                  MIST MET/FRANKLIN TEMPLETON    MIST MET/TEMPLETON        MIST BLACKROCK
                                            FOUNDING STRATEGY    INTERNATIONAL BOND        LARGE CAP CORE
                                                  SUB-ACCOUNT           SUB-ACCOUNT           SUB-ACCOUNT
                                  ------------------------------ --------------------- ---------------------
                                        2010             2009       2010    2009 (a)      2010    2009 (a)
                                  ------------- ---------------- ---------- ---------- ---------- ----------
Units beginning of year           15,445,257        7,133,612     18,597         --     85,136         --
Units issued and transferred
  from other funding options       3,520,240       10,172,553    198,593     23,684    228,326     85,921
Units redeemed and transferred to
  other funding options           (1,935,446)      (1,860,908)   (48,190)    (5,087)   (49,401)      (785)
                                  ------------- ---------------- ---------- ---------- ---------- ----------
Units end of year                 17,030,051       15,445,257    169,000     18,597    264,061     85,136
                                  ============= ================ ========== ========== ========== ==========

(a) For the period May 4, 2009 to December 31, 2009.

(b) For the period May 3, 2010 to December 31, 2010.

(c) For the period September 27, 2010 to December 31, 2010.

                                 MIST PIONEER           MIST MFS EMERGING
      MIST PIONEER FUND      STRATEGIC INCOME              MARKETS EQUITY
            SUB-ACCOUNT           SUB-ACCOUNT                 SUB-ACCOUNT
-------------------------- --------------------- ---------------------------
      2010         2009       2010       2009          2010          2009
------------- ------------ ---------- ---------- ------------- -------------
 7,155,477      103,010    243,858    167,799     5,035,625     3,919,168
   348,278    7,884,289    228,850    117,446     2,186,080     2,117,923
(1,044,412)    (831,822)   (52,529)   (41,387)   (1,664,008)   (1,001,466)
------------- ------------ ---------- ---------- ------------- -------------
 6,459,343    7,155,477    420,179    243,858     5,557,697     5,035,625
============= ============ ========== ========== ============= =============

     MIST AMERICAN FUNDS       MIST AMERICAN FUNDS         MIST AMERICAN FUNDS
     BALANCED ALLOCATION                      BOND           GROWTH ALLOCATION
             SUB-ACCOUNT               SUB-ACCOUNT                 SUB-ACCOUNT
--------------------------- ------------------------- ---------------------------
      2010          2009         2010         2009          2010          2009
------------- ------------- ------------ ------------ ------------- -------------
22,597,437    11,983,365    1,763,742      592,698    23,471,136    14,440,596
 4,764,413    12,936,497      606,877    1,477,036     4,347,175    11,998,923
(3,463,095)   (2,322,425)    (603,091)    (305,992)   (3,485,758)   (2,968,383)
------------- ------------- ------------ ------------ ------------- -------------
23,898,755    22,597,437    1,767,528    1,763,742    24,332,553    23,471,136
============= ============= ============ ============ ============= =============

       MIST DREMAN        MIST MET/TEMPLETON          MIST MET/FRANKLIN
   SMALL CAP VALUE                    GROWTH              MUTUAL SHARES
       SUB-ACCOUNT               SUB-ACCOUNT                SUB-ACCOUNT
--------------------- ------------------------- --------------------------
   2010       2009         2010         2009          2010         2009
---------- ---------- ------------ ------------ ------------- ------------
296,874     79,596    1,004,927      355,286     7,563,677    1,891,505
163,741    251,347      549,964      749,651     4,048,937    6,161,827
(64,151)   (34,069)    (178,544)    (100,010)     (801,676)    (489,655)
---------- ---------- ------------ ------------ ------------- ------------
396,464    296,874    1,376,347    1,004,927    10,810,938    7,563,677
========== ========== ============ ============ ============= ============

                   MIST MET/
       MIST      EATON VANCE                   RUSSELL               RUSSELL
JANUS FORTY    FLOATING RATE        MULTI-STYLE EQUITY     AGGRESSIVE EQUITY
SUB-ACCOUNT      SUB-ACCOUNT               SUB-ACCOUNT           SUB-ACCOUNT
-------------- ---------------- ------------------------- ---------------------
    2010 (b)         2010 (b)        2010         2009       2010       2009
-------------- ---------------- ------------ ------------ ---------- ----------
         --               --    1,105,777    1,237,353    224,440    252,148
      3,428           85,480       27,986       56,329      7,844      9,487
       (451)          (5,112)    (218,662)    (187,905)   (48,274)   (37,195)
-------------- ---------------- ------------ ------------ ---------- ----------
      2,977           80,368      915,101    1,105,777    184,010    224,440
============== ================ ============ ============ ========== ==========

METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
OF METLIFE INVESTORS INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

7. SCHEDULES OF UNITS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009:

                                               RUSSELL                 RUSSELL
                                               NON-U.S.               CORE BOND    RUSSELL REAL ESTATE SECURITIES
                                            SUB-ACCOUNT             SUB-ACCOUNT                       SUB-ACCOUNT
                                  ---------------------- ----------------------- ---------------------------------
                                      2010       2009        2010        2009       2010                   2009
                                  ----------- ---------- ----------- ----------- ---------- ----------------------
Units beginning of year            428,978    476,105     741,772     857,970     62,444                 71,152
Units issued and transferred
  from other funding options        19,494     20,321      50,156      30,393        934                  7,025
Units redeemed and transferred to
  other funding options            (92,461)   (67,448)   (141,979)   (146,591)   (15,012)               (15,733)
                                  ----------- ---------- ----------- ----------- ---------- ----------------------
Units end of year                  356,011    428,978     649,949     741,772     48,366                 62,444
                                  =========== ========== =========== =========== ========== ======================

                                         MSF MET/ARTISAN              MSF JENNISON
                                           MID CAP VALUE                    GROWTH      MSF MFS TOTAL RETURN
                                             SUB-ACCOUNT               SUB-ACCOUNT               SUB-ACCOUNT
                                  ------------------------- ------------------------- -------------------------
                                       2010         2009         2010         2009         2010         2009
                                  ------------ ------------ ------------ ------------ ------------ ------------
Units beginning of year           3,600,989    3,947,813    5,323,714    5,593,496    3,547,041    3,343,530
Units issued and transferred
  from other funding options        109,300      299,307      420,382      685,531      412,886      651,240
Units redeemed and transferred to
  other funding options            (606,187)    (646,131)    (840,839)    (955,313)    (595,755)    (447,729)
                                  ------------ ------------ ------------ ------------ ------------ ------------
Units end of year                 3,104,102    3,600,989    4,903,257    5,323,714    3,364,172    3,547,041
                                  ============ ============ ============ ============ ============ ============

                                           MSF BLACKROCK         MSF NEUBERGER         MSF LOOMIS SAYLES
                                             BOND INCOME        BERMAN GENESIS          SMALL CAP GROWTH
                                             SUB-ACCOUNT           SUB-ACCOUNT               SUB-ACCOUNT
                                  ------------------------- --------------------- -------------------------
                                       2010         2009       2010       2009         2010         2009
                                  ------------ ------------ ---------- ---------- ------------ ------------
Units beginning of year           1,093,871      712,480    122,821    143,291    1,686,737    1,480,050
Units issued and transferred
  from other funding options        432,790      538,058     19,822     13,542      130,270      445,815
Units redeemed and transferred to
  other funding options            (196,064)    (156,667)   (24,238)   (34,012)    (307,526)    (239,128)
                                  ------------ ------------ ---------- ---------- ------------ ------------
Units end of year                 1,330,597    1,093,871    118,405    122,821    1,509,481    1,686,737
                                  ============ ============ ========== ========== ============ ============

                                       MSF T. ROWE PRICE           MSF OPPENHEIMER                 MSF MFS
                                        LARGE CAP GROWTH             GLOBAL EQUITY                   VALUE
                                             SUB-ACCOUNT               SUB-ACCOUNT             SUB-ACCOUNT
                                  ------------------------- ------------------------- -----------------------
                                       2010         2009         2010         2009         2010       2009
                                  ------------ ------------ ------------ ------------ ------------ ----------
Units beginning of year           4,174,670    4,614,190    1,009,176      955,438      962,018    194,021
Units issued and transferred
  from other funding options        239,031      334,805      300,668      221,626    1,050,362    839,046
Units redeemed and transferred to
  other funding options            (768,534)    (774,325)    (177,705)    (167,888)    (149,817)   (71,049)
                                  ------------ ------------ ------------ ------------ ------------ ----------
Units end of year                 3,645,167    4,174,670    1,132,139    1,009,176    1,862,563    962,018
                                  ============ ============ ============ ============ ============ ==========

(a) For the period May 4, 2009 to December 31, 2009.

(b) For the period May 3, 2010 to December 31, 2010.

(c) For the period September 27, 2010 to December 31, 2010.

           INVESCO V.I.     DWS GOVERNMENT &           MSF DAVIS VENTURE
   INTERNATIONAL GROWTH    AGENCY SECURITIES                       VALUE
            SUB-ACCOUNT          SUB-ACCOUNT                 SUB-ACCOUNT
-------------------------- -------------------- ---------------------------
        2010       2009      2010       2009          2010          2009
--------------- ---------- --------- ---------- ------------- -------------
     461,755    522,812    57,534     65,564    17,270,503    17,609,616
      40,104     25,427     2,526      3,089     1,418,690     2,097,262
     (87,776)   (86,484)   (7,795)   (11,119)   (2,464,773)   (2,436,375)
--------------- ---------- --------- ---------- ------------- -------------
     414,083    461,755    52,265     57,534    16,224,420    17,270,503
=============== ========== ========= ========== ============= =============


           MSF ARTIO                MSF BLACKROCK            MSF METLIFE
 INTERNATIONAL STOCK                 MONEY MARKET            STOCK INDEX
         SUB-ACCOUNT                  SUB-ACCOUNT            SUB-ACCOUNT
----------------------- ------------------------- -------------------------
     2010       2009          2010           2009      2010         2009
------------ ---------- ---------- -------------- ------------ ------------
  483,148    458,361    16,896,220     22,607,243 3,098,322    3,163,371
   58,013     77,867     8,099,016     12,428,401   670,658      754,882
  (83,624)   (53,080)   (12,848,837) (18,139,424)  (868,435)    (819,931)
------------ ---------- ------------------------- ------------ ------------
  457,537    483,148    12,146,399     16,896,220 2,900,545    3,098,322
============ ========== ========== ============== ============ ============

                 MSF WESTERN       MSF WESTERN ASSET
            ASSET MANAGEMENT              MANAGEMENT       MSF T. ROWE PRICE
STRATEGIC BOND OPPORTUNITIES         U.S. GOVERNMENT        SMALL CAP GROWTH
                 SUB-ACCOUNT             SUB-ACCOUNT             SUB-ACCOUNT
------------------------------- ----------------------- -----------------------
   2010                 2009        2010        2009        2010        2009
---------- -------------------- ----------- ----------- ----------- -----------
257,500              264,015     808,057     539,471     642,589     702,633
 26,192               49,000     237,674     637,926      79,775     162,790
(59,157)             (55,515)   (274,775)   (369,340)   (115,496)   (222,834)
---------- -------------------- ----------- ----------- ----------- -----------
224,535              257,500     770,956     808,057     606,868     642,589
========== ==================== =========== =========== =========== ===========


MSF MET/DIMENSIONAL
      INTERNATIONAL    MSF BARCLAYS CAPITAL    MSF VAN ECK GLOBAL
      SMALL COMPANY    AGGREGATE BOND INDEX     NATURAL RESOURCES
        SUB-ACCOUNT             SUB-ACCOUNT           SUB-ACCOUNT
---------------------- ----------------------- ---------------------
   2010        2009        2010     2009 (a)      2010    2009 (a)
---------- ----------- ----------- ----------- ---------- ----------
 83,514       3,592     100,819          --     26,708         --
 80,327      97,243     137,619     105,552    131,299     38,859
(35,330)    (17,321)   (105,384)     (4,733)   (40,229)   (12,151)
---------- ----------- ----------- ----------- ---------- ----------
128,511      83,514     133,054     100,819    117,778     26,708
========== =========== =========== =========== ========== ==========

METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
OF METLIFE INVESTORS INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

7. SCHEDULES OF UNITS -- (CONCLUDED)
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009:

                                          MSF METLIFE    MSF MORGAN STANLEY
                                  MID CAP STOCK INDEX            EAFE INDEX    MSF RUSSELL 2000 INDEX
                                          SUB-ACCOUNT           SUB-ACCOUNT               SUB-ACCOUNT
                                  ---------------------- --------------------- -------------------------
                                     2010     2009 (a)      2010    2009 (a)      2010        2009 (a)
                                  ---------- ----------- ---------- ---------- ---------- --------------
Units beginning of year            39,029          --     40,712         --     35,011             --
Units issued and transferred
  from other funding options       57,656     112,020     64,122     53,738    108,101         53,121
Units redeemed and transferred to
  other funding options           (37,598)    (72,991)   (52,399)   (13,026)   (89,744)       (18,110)
                                  ---------- ----------- ---------- ---------- ---------- --------------
Units end of year                  59,087      39,029     52,435     40,712     53,368         35,011
                                  ========== =========== ========== ========== ========== ==============

                                      FTVIPT TEMPLETON          FTVIPT TEMPLETON            FIDELITY VIP
                                     GROWTH SECURITIES        FOREIGN SECURITIES    GROWTH OPPORTUNITIES
                                           SUB-ACCOUNT               SUB-ACCOUNT             SUB-ACCOUNT
                                  ----------------------- ------------------------- -----------------------
                                      2010        2009         2010         2009      2010          2009
                                  ----------- ----------- ------------ ------------ --------- -------------
Units beginning of year            867,706     987,740    2,349,812    2,562,516    19,375        21,872
Units issued and transferred
  from other funding options         9,705      16,989      254,235      185,588       125         1,399
Units redeemed and transferred to
  other funding options           (115,004)   (137,023)    (431,619)    (398,292)   (7,613)       (3,896)
                                  ----------- ----------- ------------ ------------ --------- -------------
Units end of year                  762,407     867,706    2,172,428    2,349,812    11,887        19,375
                                  =========== =========== ============ ============ ========= =============

                                          AMERICAN FUNDS                 AMERICAN FUNDS        AMERICAN FUNDS
                                           GLOBAL GROWTH    GLOBAL SMALL CAPITALIZATION                GROWTH
                                             SUB-ACCOUNT                    SUB-ACCOUNT           SUB-ACCOUNT
                                  ------------------------- ------------------------------ ---------------------
                                       2010         2009       2010                2009       2010       2009
                                  ------------ ------------ ---------- ------------------- ---------- ----------
Units beginning of year           2,316,571    1,196,083    467,145             185,100    464,628    128,846
Units issued and transferred
  from other funding options        946,439    1,301,159    234,611             321,190    176,719    358,710
Units redeemed and transferred to
  other funding options            (259,621)    (180,671)   (72,530)            (39,145)   (48,887)   (22,928)
                                  ------------ ------------ ---------- ------------------- ---------- ----------
Units end of year                 3,003,389    2,316,571    629,226             467,145    592,460    464,628
                                  ============ ============ ========== =================== ========== ==========

(a) For the period May 4, 2009 to December 31, 2009.

(b) For the period May 3, 2010 to December 31, 2010.

(c) For the period September 27, 2010 to December 31, 2010.

                            PUTNAM VT
  MSF BLACKROCK LEGACY      MULTI-CAP                 PUTNAM VT
      LARGE CAP GROWTH         GROWTH             EQUITY INCOME
           SUB-ACCOUNT    SUB-ACCOUNT               SUB-ACCOUNT
------------------------- -------------- -------------------------
     2010      2009 (a)       2010 (c)        2010         2009
------------ ------------ -------------- ------------ ------------
4,337,851           --             --    2,012,929    2,461,774
  112,346    4,844,756        194,867       23,714       44,897
 (823,522)    (506,905)        (7,025)    (254,151)    (493,742)
------------ ------------ -------------- ------------ ------------
3,626,675    4,337,851        187,842    1,782,492    2,012,929
============ ============ ============== ============ ============

      FIDELITY VIP               PIMCO VIT               PIMCO VIT
     EQUITY-INCOME              HIGH YIELD            LOW DURATION
       SUB-ACCOUNT             SUB-ACCOUNT             SUB-ACCOUNT
--------------------- ----------------------- -----------------------
   2010       2009        2010        2009        2010        2009
---------- ---------- ----------- ----------- ----------- -----------
373,302    405,578     785,381     544,206     866,665     758,728
 39,680     58,480     112,061     349,796     225,632     309,881
(96,144)   (90,756)   (122,388)   (108,621)   (210,931)   (201,944)
---------- ---------- ----------- ----------- ----------- -----------
316,838    373,302     775,054     785,381     881,366     866,665
========== ========== =========== =========== =========== ===========

METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
OF METLIFE INVESTORS INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

8. FINANCIAL HIGHLIGHTS

The Company sells a number of variable annuity products which have unique combinations of features and fees that are charged against the contract owner's account balance. Differences in the fee structures result in a variety of unit values, expense ratios, and total returns.

The following table is a summary of unit values and units outstanding for the Contracts, net investment income ratios, and expense ratios, excluding expenses for the underlying portfolio, series, or fund for the respective stated periods in the five years ended December 31, 2010:

                                                       AS OF DECEMBER 31                  FOR THE YEAR ENDED DECEMBER 31
                                  -------------------------------------- --------------------------------------------------
                                                UNIT VALUE               INVESTMENT(1) EXPENSE RATIO(2)  TOTAL RETURN(3)
                                                 LOWEST TO           NET        INCOME        LOWEST TO        LOWEST TO
                                       UNITS   HIGHEST ($)    ASSETS ($)     RATIO (%)      HIGHEST (%)      HIGHEST (%)
                                  ---------- ------------- ------------- ------------- ---------------- -------------------
MIST Lord Abbett Growth and  2010 14,134,367 14.87 - 56.24   702,128,967          1.14      0.75 - 2.35    14.30 - 16.33
  Income Sub-Account         2009 15,593,590 12.78 - 48.34   669,088,087          2.37      0.75 - 2.35    15.64 - 17.67
                             2008 17,054,222 10.86 - 41.08   622,711,660          1.71      0.75 - 2.35 (36.75) - (36.74)
                             2007 20,078,114 17.17 - 64.94 1,163,496,239          0.98      0.75 - 2.35      3.12 - 3.13
                             2006 24,112,960 16.65 - 62.97 1,361,733,054          1.73      0.75 - 2.35    17.04 - 33.41
MIST Lord Abbett Bond        2010 11,836,616 16.94 - 25.52   281,708,830          6.32      0.75 - 2.35    10.34 - 12.22
  Debenture Sub-Account      2009 13,193,447 15.20 - 22.76   280,934,170          7.43      0.75 - 2.35    33.60 - 35.96
                             2008 14,022,797 11.27 - 16.77   220,576,786          4.34      0.75 - 2.35 (19.73) - (19.18)
                             2007 16,703,725 14.04 - 20.75   326,356,748          5.12      0.75 - 2.35      5.01 - 5.71
                             2006 18,203,778 13.37 - 19.63   337,819,002          6.82      0.75 - 2.35      7.65 - 8.33
MIST Morgan Stanley Mid Cap  2010  4,818,910 13.21 - 15.02    68,961,080          0.03      0.75 - 1.90    29.60 - 31.28
  Growth Sub-Account         2009  4,839,057 10.20 - 11.44    52,932,593            --      0.75 - 1.90    54.31 - 56.49
                             2008  4,629,395   6.61 - 7.31    32,463,804          1.43      0.75 - 1.90 (47.75) - (47.14)
                             2007  5,095,055 12.65 - 13.83    67,796,737            --      0.75 - 1.90    21.17 - 22.82
                             2006  5,605,210 10.44 - 11.26    61,083,520            --      0.75 - 1.90      6.31 - 7.75
MIST Lord Abbett Mid Cap     2010  8,400,066 23.50 - 27.96   221,952,624          0.64      0.75 - 2.05    22.98 - 24.78
  Value Sub-Account          2009  9,382,903 19.10 - 22.44   199,636,901          2.21      0.75 - 2.05    23.96 - 25.79
                             2008  9,920,843 15.59 - 17.87   168,788,065          0.62      0.75 - 1.95 (40.27) - (39.22)
                             2007 11,500,075 26.10 - 29.40   323,520,139          0.67      0.75 - 1.90   (1.29) - (0.17)
                             2006 11,694,557 26.44 - 29.45   329,424,501          0.61      0.75 - 1.90    10.07 - 11.34
MIST Oppenheimer Capital     2010 10,299,970  7.76 - 10.44    88,337,908          0.48      0.75 - 2.35      6.86 - 8.57
  Appreciation Sub-Account   2009 11,409,698   7.26 - 9.65    90,688,069            --      0.75 - 2.35    40.37 - 42.64
                             2008 12,461,052   5.16 - 6.80    69,922,248          3.58      0.75 - 2.35 (47.19) - (46.54)
                             2007 14,330,363  9.77 - 12.72   150,767,163          0.02      0.75 - 2.35    11.66 - 12.87
                             2006 16,846,338  8.75 - 11.27   157,998,000          0.14      0.75 - 2.35      5.29 - 6.32
MIST PIMCO Inflation         2010  7,113,170 12.81 - 14.48    97,212,565          2.31      0.75 - 2.35      5.26 - 6.96
  Protected Bond Sub-Account 2009  6,189,735 12.17 - 13.54    79,015,035          3.36      0.75 - 2.35     9.41 - 16.53
                             2008  5,260,106 10.55 - 11.20    57,561,334          3.71      1.30 - 2.35   (9.05) - (8.12)
                             2007  5,615,838 11.60 - 12.19    67,120,476          2.22      1.30 - 2.35      8.21 - 9.43
                             2006  6,898,465 10.72 - 11.14    75,680,793          3.76      1.30 - 2.35   (1.92) - (0.98)
MIST Legg Mason ClearBridge  2010  8,476,052  6.97 - 10.56    65,664,571          0.01      1.30 - 2.35    20.92 - 22.32
  Aggressive Growth          2009  9,606,073   5.76 - 8.63    61,074,016          0.02      1.30 - 2.35    29.87 - 31.60
  Sub-Account                2008 10,488,614   4.43 - 6.56    50,957,029            --      1.30 - 2.35 (40.46) - (39.82)
                             2007 11,946,041  7.44 - 10.90    96,830,082          0.04      1.30 - 2.35      0.00 - 1.21
                             2006 14,937,113  7.44 - 10.77   120,777,818            --      1.30 - 2.35   (3.88) - (2.97)
MIST PIMCO Total Return      2010 30,861,530 15.12 - 17.74   512,523,271          3.54      0.75 - 2.35      5.65 - 7.50
  Sub-Account                2009 29,925,971 14.30 - 16.50   463,386,876          6.88      0.75 - 2.35    15.29 - 17.39
                             2008 23,369,511 12.39 - 14.06   308,644,622          3.77      0.75 - 2.35   (1.82) - (0.21)
                             2007 23,393,059 12.62 - 14.09   311,315,471          3.31      0.75 - 2.35      5.17 - 6.99
                             2006 29,038,127 12.00 - 13.17   363,923,770          2.60      0.75 - 2.35      2.21 - 3.86

METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
OF METLIFE INVESTORS INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

8. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                AS OF DECEMBER 31                              FOR THE YEAR ENDED DECEMBER 31
                                     ---------------------------------------- --------------------------------------------------
                                                       UNIT VALUE             INVESTMENT(1) EXPENSE RATIO(2)  TOTAL RETURN(3)
                                                        LOWEST TO         NET        INCOME        LOWEST TO        LOWEST TO
                                          UNITS       HIGHEST ($)  ASSETS ($)     RATIO (%)      HIGHEST (%)      HIGHEST (%)
                                     ---------- ----------------- ----------- ------------- ---------------- -------------------
MIST RCM Technology             2010  2,029,711       6.39 - 6.97  13,671,946            --      1.30 - 2.35    24.73 - 26.04
  Sub-Account                   2009  2,129,052       5.12 - 5.53  11,419,520            --      1.30 - 2.35    55.30 - 56.92
                                2008  2,054,635       3.29 - 3.53   7,051,064         13.86      1.30 - 2.35 (45.71) - (45.10)
                                2007  2,312,361       6.06 - 6.43  14,509,987            --      1.30 - 2.35    28.66 - 29.90
                                2006  2,488,804       4.71 - 4.95  12,074,014            --      1.30 - 2.35      2.84 - 3.99
MIST T. Rowe Price Mid Cap      2010  8,396,880      9.67 - 10.99  86,739,534            --      0.85 - 2.35    24.72 - 26.60
  Growth Sub-Account            2009  9,444,336       7.75 - 8.68  77,636,322            --      0.85 - 2.35    42.11 - 44.24
                                2008  9,296,506       5.45 - 6.02  53,358,584          0.01      0.85 - 2.35 (41.08) - (40.28)
                                2007 10,687,089      9.25 - 10.08 103,384,374          0.04      0.85 - 2.35    15.05 - 15.20
                                2006 14,560,047       8.04 - 8.75 121,744,187            --      0.75 - 2.35      3.74 - 5.42
MIST MFS Research               2010  9,354,056     13.39 - 21.53 146,069,481          1.75      0.75 - 2.35     8.83 - 10.71
  International Sub-Account     2009  9,683,890     12.29 - 19.45 138,034,495          3.20      0.75 - 2.35    28.50 - 30.81
                                2008 10,212,094      9.56 - 14.87 112,943,686          2.02      0.75 - 2.35 (43.63) - (42.74)
                                2007 11,927,065     16.96 - 25.97 232,428,220          1.34      0.75 - 2.35    10.78 - 12.62
                                2006 14,756,259     15.31 - 23.06 257,648,316          1.76      0.75 - 2.35    23.77 - 25.87
MIST Invesco Small Cap          2010  3,675,683      9.19 - 16.03  55,371,461            --      1.30 - 2.35    23.26 - 24.72
  Growth Sub-Account            2009  4,320,755      7.37 - 12.87  52,644,910            --      1.30 - 2.35    30.70 - 32.33
                                2008  4,467,675       5.57 - 9.74  41,224,858            --      1.30 - 2.35 (39.54) - (39.46)
                                2007  5,114,915      9.20 - 16.11  78,214,603            --      1.30 - 2.35      9.67 - 9.92
                                2006  6,646,145      8.37 - 14.69  92,807,939            --      1.30 - 2.35    12.35 - 12.65
MIST Lazard Mid Cap             2010  3,272,897     14.41 - 16.77  50,499,503          0.95      0.75 - 2.35    20.00 - 22.22
  Sub-Account                   2009  3,546,544     12.00 - 13.72  45,027,303          1.26      0.75 - 2.35    33.58 - 35.98
                                2008  3,701,818      8.97 - 10.09  34,752,509          1.14      0.75 - 2.35 (39.68) - (38.66)
                                2007  4,161,801     14.87 - 16.45  64,124,977          0.21      0.75 - 2.35    (4.92) - 0.24
                                2006  2,219,047     15.64 - 16.41  35,741,271          0.31      1.30 - 2.35    12.11 - 13.17
MIST Harris Oakmark             2010  3,663,046     18.45 - 20.10  71,132,973          1.96      1.30 - 2.35    13.71 - 14.91
  International Sub-Account     2009  4,066,421     16.20 - 17.50  69,004,535          8.00      1.30 - 2.35    51.46 - 53.06
                                2008  4,450,252     10.69 - 11.43  49,536,167          1.65      1.30 - 2.35 (42.18) - (41.65)
                                2007  5,352,399     18.49 - 19.59 102,515,741          0.82      1.30 - 2.35   (3.35) - (2.39)
                                2006  6,343,787     19.13 - 20.07 125,023,502          2.59      1.30 - 2.35    26.02 - 27.19
MIST Third Avenue Small Cap     2010  3,834,160     16.49 - 19.90  66,822,076          1.22      1.30 - 2.35    17.11 - 18.47
  Value Sub-Account             2009  3,942,016     14.06 - 16.80  58,216,200          1.17      1.30 - 2.35    23.51 - 25.05
                                2008  4,169,845     11.38 - 13.43  49,514,631          0.77      1.30 - 2.35 (31.36) - (30.67)
                                2007  4,918,512     16.58 - 19.37  84,610,267          1.01      1.30 - 2.35   (5.20) - (4.16)
                                2006  6,053,586     17.49 - 20.21 109,111,602          0.45      1.30 - 2.35    10.63 - 11.78
MIST Clarion Global Real Estate 2010  2,647,883     13.39 - 21.05  38,697,331          8.38      0.75 - 2.35    13.41 - 15.23
  Sub-Account                   2009  2,963,807     11.80 - 18.36  37,898,569          3.27      0.75 - 2.35    31.61 - 33.73
                                2008  3,017,825      8.97 - 13.78  29,173,555          1.77      0.75 - 2.35 (43.01) - (42.37)
                                2007  3,287,188     15.74 - 23.91  55,513,786          0.92      1.30 - 2.35 (17.03) - (15.99)
                                2006  4,407,334     18.97 - 28.46  89,357,488          1.10      0.75 - 2.35    34.44 - 35.98
MIST Turner Mid Cap Growth      2010    843,568     13.61 - 14.60  12,006,155            --      1.30 - 2.35    24.21 - 25.51
  Sub-Account                   2009  1,004,871     10.96 - 11.63  11,434,181            --      1.30 - 2.35    43.76 - 45.27
                                2008  1,062,658       7.62 - 8.01   8,353,014            --      1.30 - 2.35 (49.50) - (48.95)
                                2007  1,063,472     15.09 - 15.69  16,438,209            --      1.30 - 2.35    20.79 - 21.20
                                2006  1,083,958     12.45 - 12.99  13,724,618            --      0.75 - 2.35      3.66 - 5.44

METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
OF METLIFE INVESTORS INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

8. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                        AS OF DECEMBER 31                  FOR THE YEAR ENDED DECEMBER 31
                                  --------------------------------------- --------------------------------------------------
                                                 UNIT VALUE               INVESTMENT(1) EXPENSE RATIO(2)  TOTAL RETURN(3)
                                                  LOWEST TO           NET        INCOME        LOWEST TO        LOWEST TO
                                        UNITS   HIGHEST ($)    ASSETS ($)     RATIO (%)      HIGHEST (%)      HIGHEST (%)
                                  ----------- ------------- ------------- ------------- ---------------- -------------------
MIST Goldman Sachs Mid Cap   2010   1,280,385 14.57 - 15.63    19,465,973          1.02      1.30 - 2.35    21.35 - 22.63
  Value Sub-Account          2009   1,482,733 12.01 - 12.74    18,467,822          1.23      1.30 - 2.35    29.24 - 30.59
                             2008   1,740,044   9.29 - 9.76    16,667,850          0.79      1.30 - 2.35 (37.57) - (36.91)
                             2007   2,337,423 14.88 - 15.47    35,621,417          0.50      1.30 - 2.35      0.32 - 0.68
                             2006   2,736,800 14.78 - 15.42    41,159,309            --      0.75 - 2.35    13.00 - 14.99
MIST MetLife Defensive       2010  31,892,038 11.40 - 12.58   383,256,299          3.15      0.75 - 2.35     8.32 - 10.07
  Strategy Sub-Account       2009  28,585,107 10.52 - 11.43   313,812,189          2.86      0.75 - 2.35    20.05 - 22.00
                             2008  20,521,525   8.77 - 9.37   185,501,306          1.37      0.75 - 2.35 (22.46) - (21.26)
                             2007  13,466,221 11.31 - 11.90   155,633,594          1.80      0.75 - 2.35      3.48 - 5.12
                             2006   8,987,324 10.93 - 11.32    99,545,376          0.01      0.75 - 2.35      6.12 - 8.53
MIST MetLife Moderate        2010  69,016,105 11.46 - 12.65   840,358,813          2.53      0.75 - 2.35     9.79 - 11.55
  Strategy Sub-Account       2009  61,993,623 10.44 - 11.34   677,808,153          3.26      0.75 - 2.35    23.16 - 25.14
                             2008  48,839,803   8.48 - 9.06   427,462,530          1.76      0.75 - 2.35 (28.07) - (26.99)
                             2007  42,566,117 11.79 - 12.41   513,086,976          1.92      0.75 - 2.35      3.69 - 5.44
                             2006  30,633,764 11.37 - 11.77   352,997,887          0.01      0.75 - 2.35     7.67 - 10.10
MIST MetLife Balanced        2010 193,332,452 10.27 - 12.42 2,318,147,547          2.08      0.75 - 2.35    10.96 - 12.74
  Strategy Sub-Account       2009 174,627,957  9.17 - 11.02 1,859,813,329            --      0.75 - 2.35    25.35 - 27.39
                             2008 147,575,188   7.24 - 8.65 1,235,764,079          4.74      0.75 - 2.35 (40.51) - (32.42)
                             2007 108,579,992 12.17 - 12.80 1,351,960,548          1.63      0.75 - 2.35      2.44 - 4.07
                             2006  84,474,973 11.88 - 12.30 1,017,603,786          0.01      0.75 - 2.35     9.39 - 11.92
MIST MetLife Growth Strategy 2010 137,947,035  9.92 - 12.30 1,619,862,396          1.72      0.75 - 2.35    12.81 - 14.62
  Sub-Account                2009 146,128,352  8.71 - 10.73 1,507,800,031            --      0.75 - 2.35    27.08 - 29.13
                             2008 144,681,997   6.79 - 8.31 1,162,467,001          3.45      0.75 - 2.35 (46.99) - (38.31)
                             2007 113,819,021 12.81 - 13.47 1,490,758,177          1.14      0.75 - 2.35      2.23 - 3.86
                             2006  86,235,904 12.53 - 12.97 1,095,379,617          0.01      0.75 - 2.35    10.98 - 13.47
MIST MetLife Aggressive      2010  17,260,094  9.78 - 12.08   198,100,052          1.21      0.75 - 2.35    13.80 - 15.63
  Strategy Sub-Account       2009  18,139,859  8.52 - 10.45   181,304,081            --      0.75 - 2.35    29.56 - 31.65
                             2008  20,155,167   6.51 - 7.93   154,286,175          3.21      0.75 - 2.35 (49.30) - (41.30)
                             2007  10,317,659 12.84 - 13.51   135,143,577          1.32      0.75 - 2.35      0.47 - 2.12
                             2006  12,901,646 12.78 - 13.23   167,065,230          0.01      0.75 - 2.35    11.03 - 13.56
MIST Van Kampen Comstock     2010   9,660,454  9.76 - 10.68   101,320,183          1.50      0.75 - 2.35    12.19 - 14.00
  Sub-Account                2009   9,148,538   8.70 - 9.37    84,373,555          2.32      0.75 - 2.35    23.63 - 25.61
                             2008   7,709,294   7.03 - 7.46    56,710,624          1.74      0.75 - 2.35 (37.46) - (36.40)
                             2007   7,546,887 11.24 - 11.73    87,557,507          1.33      0.75 - 2.35   (4.75) - (3.22)
                             2006   7,304,906 11.80 - 12.12    87,866,679            --      0.75 - 2.35    13.35 - 15.21
MIST SSgA Growth ETF         2010   4,136,142 10.88 - 11.65    46,397,024          1.51      0.75 - 2.05    11.84 - 13.30
  Sub-Account                2009   3,535,741  9.77 - 10.28    35,260,685          1.73      0.75 - 1.95    26.60 - 28.99
                             2008   2,631,694   7.73 - 7.88    20,650,547          1.49      1.30 - 1.90 (34.27) - (33.89)
                             2007   3,155,142 11.76 - 11.92    37,480,218            --      1.30 - 1.90      3.70 - 4.29
                             2006   2,600,162 11.34 - 11.43    29,676,214          1.54      1.30 - 1.90    11.61 - 12.39
MIST SSgA Growth and         2010  10,621,952 11.20 - 12.09   124,729,784          1.27      0.75 - 2.20     9.80 - 11.40
  Income ETF Sub-Account     2009   7,874,421 10.20 - 10.85    83,204,629          1.93      0.75 - 2.20    22.17 - 24.32
                             2008   5,706,322   8.39 - 8.60    48,880,309          1.81      1.30 - 2.05 (26.85) - (26.05)
                             2007   5,057,639 11.47 - 11.63    58,631,882            --      1.30 - 1.90      3.43 - 4.12
                             2006   2,418,949 11.09 - 11.17    26,990,296          2.21      1.30 - 1.90     9.58 - 10.27

METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
OF METLIFE INVESTORS INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

8. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                              AS OF DECEMBER 31                              FOR THE YEAR ENDED DECEMBER 31
                                   ---------------------------------------- --------------------------------------------------
                                                     UNIT VALUE             INVESTMENT(1) EXPENSE RATIO(2)  TOTAL RETURN(3)
                                                      LOWEST TO         NET        INCOME        LOWEST TO        LOWEST TO
                                        UNITS       HIGHEST ($)  ASSETS ($)     RATIO (%)      HIGHEST (%)      HIGHEST (%)
                                   ---------- ----------------- ----------- ------------- ---------------- -------------------
MIST Legg Mason Value Equity  2010  3,292,986       6.36 - 6.87  21,870,144          2.06      0.85 - 2.35      4.85 - 6.43
  Sub-Account                 2009  3,602,247       6.06 - 6.46  22,626,264          1.58      0.85 - 2.35    34.76 - 36.82
                              2008  3,449,785       4.50 - 4.72  15,945,504          0.02      0.85 - 2.35 (55.67) - (55.00)
                              2007  3,093,759     10.15 - 10.49  31,983,344            --      0.85 - 2.35   (8.14) - (6.76)
                              2006  4,035,072     11.05 - 11.25  45,010,865            --      0.75 - 2.35      4.15 - 5.83
MIST Pioneer Fund             2010  6,459,343     10.77 - 21.10 100,019,549          0.90      0.75 - 2.20    13.41 - 15.35
  Sub-Account                 2009  7,155,477      9.40 - 18.29  95,301,242          0.10      0.75 - 2.05    21.55 - 27.31
  (Commenced 5/1/2006)        2008    103,010     12.72 - 14.88   1,497,978          0.75      0.75 - 1.80 (34.06) - (33.33)
                              2007     32,107     19.29 - 22.32     693,986          0.77      0.75 - 1.80      4.20 - 4.50
                              2006     18,039     18.46 - 21.42     374,110            --      0.75 - 1.90    13.75 - 15.06
MIST Pioneer Strategic Income 2010    420,179     12.19 - 28.18   9,868,843          4.43      0.75 - 2.15     4.78 - 11.34
  Sub-Account                 2009    243,858     21.60 - 25.31   5,986,626          4.86      0.75 - 1.90    30.59 - 32.09
  (Commenced 5/1/2006)        2008    167,799     16.54 - 19.16   3,108,979          6.24      0.75 - 1.90 (13.58) - (11.42)
                              2007     83,140     19.14 - 21.63   1,731,210          0.61      0.75 - 1.80      5.87 - 6.04
                              2006     19,432     18.05 - 20.43     384,108         11.76      0.75 - 1.90      4.31 - 5.51
MIST MFS Emerging Markets     2010  5,557,697     12.03 - 22.40  71,913,866          1.00      0.75 - 2.35    20.79 - 22.72
  Equity Sub-Account          2009  5,035,625      9.96 - 18.32  53,586,138          1.59      0.75 - 2.35    65.01 - 67.70
  (Commenced 5/1/2006)        2008  3,919,168      6.03 - 10.98  25,433,250          0.65      0.75 - 2.35 (56.59) - (22.35)
                              2007    540,737     13.89 - 14.14   7,597,011          0.08      1.30 - 2.35    33.43 - 34.80
                              2006  1,181,075     10.41 - 10.49  12,331,170          2.44      1.30 - 2.35      4.22 - 5.02
MIST Loomis Sayles Global     2010  1,177,416     12.48 - 13.10  15,232,698          3.24      1.30 - 2.35    19.18 - 20.43
  Markets Sub-Account         2009    899,578     10.47 - 10.88   9,662,261          2.06      1.30 - 2.35    37.54 - 39.00
  (Commenced 5/1/2006)        2008    825,508       7.61 - 7.83   6,398,758          4.84      1.30 - 2.35 (40.69) - (40.05)
                              2007  1,117,036     12.83 - 13.06  14,427,765            --      1.30 - 2.35    24.93 - 26.18
                              2006     49,825     10.27 - 10.35     513,863          1.50      1.30 - 2.35      2.82 - 3.61
MIST Rainier Large Cap Equity 2010  1,565,166       7.72 - 7.95  12,401,428          0.39      1.30 - 2.20    12.87 - 13.90
  Sub-Account                 2009    723,558       6.82 - 6.98   5,008,659          0.90      1.30 - 2.35    20.41 - 21.65
  (Commenced 11/12/2007)      2008    786,871       5.67 - 5.74   4,494,341            --      1.30 - 2.35 (43.13) - (42.48)
                              2007    115,191       9.97 - 9.98   1,149,630          0.07      1.40 - 2.05   (0.27) - (0.16)
MIST American Funds Growth    2010  3,139,868       9.00 - 9.23  28,767,917          0.24      1.30 - 2.25    15.69 - 16.79
  Sub-Account                 2009  3,506,399       7.78 - 7.90  27,597,870            --      1.30 - 2.25    35.80 - 37.09
  (Commenced 4/28/2008)       2008  1,497,798       5.73 - 5.76   8,616,099          6.86      1.30 - 2.15 (42.63) - (42.33)
MIST American Funds Balanced  2010 23,898,755       9.67 - 9.92 235,131,655          1.15      1.30 - 2.25     9.67 - 10.72
  Allocation Sub-Account      2009 22,597,437       8.81 - 8.96 201,424,344            --      1.30 - 2.25    26.44 - 27.65
  (Commenced 4/28/2008)       2008 11,983,365       6.97 - 7.02  83,902,184          6.73      1.30 - 2.20 (30.35) - (29.86)
MIST American Funds Bond      2010  1,767,528     10.12 - 10.38  18,209,023          1.91      1.30 - 2.25      3.74 - 4.73
  Sub-Account                 2009  1,763,742       9.76 - 9.92  17,394,037            --      1.30 - 2.25     9.63 - 10.67
  (Commenced 4/28/2008)       2008    592,698       8.90 - 8.96   5,299,000          9.75      1.30 - 2.20 (11.33) - (10.74)
MIST American Funds Growth    2010 24,332,553       9.17 - 9.43 227,823,049          0.88      1.30 - 2.35    10.86 - 12.02
  Allocation Sub-Account      2009 23,471,136       8.29 - 8.42 196,705,615            --      1.30 - 2.20    31.11 - 32.31
  (Commenced 4/28/2008)       2008 14,440,596       6.32 - 6.36  91,710,588          7.03      1.30 - 2.20 (36.78) - (36.39)
MIST American Funds           2010  1,931,131       8.75 - 9.00  17,238,298          0.83      1.30 - 2.35      4.42 - 5.51
  International Sub-Account   2009  1,794,269       8.40 - 8.53  15,224,548            --      1.30 - 2.20    39.44 - 40.72
  (Commenced 4/28/2008)       2008    935,627       6.02 - 6.06   5,658,082         11.67       1.30- 2.15 (40.33) - (39.93)

METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
OF METLIFE INVESTORS INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

8. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                              AS OF DECEMBER 31                              FOR THE YEAR ENDED DECEMBER 31
                                   ---------------------------------------- --------------------------------------------------
                                                     UNIT VALUE             INVESTMENT(1) EXPENSE RATIO(2)  TOTAL RETURN(3)
                                                      LOWEST TO         NET        INCOME        LOWEST TO        LOWEST TO
                                        UNITS       HIGHEST ($)  ASSETS ($)     RATIO (%)      HIGHEST (%)      HIGHEST (%)
                                   ---------- ----------------- ----------- ------------- ---------------- -------------------
MIST American Funds Moderate  2010 13,667,445      9.92 - 10.16 137,833,796          1.57      1.30 - 2.20      7.52 - 8.50
  Allocation Sub-Account      2009 13,452,576       9.23 - 9.37 125,390,131            --      1.30 - 2.20    20.71 - 21.79
  (Commenced 4/28/2008)       2008  6,585,179       7.64 - 7.69  50,537,984          7.53      1.30 - 2.20 (23.73) - (23.24)
MIST BlackRock High Yield     2010    730,796     18.51 - 22.79  14,888,941          3.63      0.75 - 2.20    13.26 - 14.91
  Sub-Account                 2009    517,570     16.35 - 19.84   9,210,269          4.10      0.75 - 2.20    29.21 - 44.75
  (Commenced 4/28/2008)       2008     58,901     11.75 - 12.73     717,110            --      1.30 - 1.95 (25.48) - (25.16)
MIST Dreman Small Cap Value   2010    396,464     14.29 - 15.25   5,987,971          0.69      0.75 - 1.90    17.01 - 18.35
  Sub-Account                 2009    296,874     12.21 - 12.89   3,801,580          0.66      0.75 - 1.90    26.34 - 27.81
  (Commenced 4/28/2008)       2008     79,596      9.75 - 10.08     798,756            --      0.75 - 1.65 (26.01) - (24.31)
MIST Met/Templeton Growth     2010  1,376,347       9.00 - 9.28  12,725,815          1.07      0.75 - 1.90      5.63 - 6.85
  Sub-Account                 2009  1,004,927       8.52 - 8.69   8,707,599          0.02      0.75 - 1.90    30.12 - 31.63
  (Commenced 4/28/2008)       2008    355,286       6.56 - 6.60   2,341,967          1.00      0.75 - 1.65 (34.39) - (33.99)
MIST Met/Franklin Mutual      2010 10,810,938       8.70 - 9.06  97,287,113            --      0.75 - 2.25     8.55 - 10.18
  Shares Sub-Account          2009  7,563,677       8.01 - 8.22  61,898,072            --      0.75 - 2.25    22.10 - 23.95
  (Commenced 4/28/2008)       2008  1,891,505       6.57 - 6.63  12,517,180          6.17      0.75 - 2.05 (34.29) - (33.69)
MIST Met/Franklin Templeton   2010 17,030,051       9.47 - 9.85 166,052,572            --      0.75 - 2.20      7.66 - 9.22
  Founding Strategy           2009 15,445,257       8.80 - 9.02 138,383,715            --      0.75 - 2.20    25.75 - 27.60
  Sub-Account                 2008  7,133,612       6.99 - 7.07  50,236,249          3.69      0.75 - 2.20 (30.08) - (29.29)
  (Commenced 4/28/2008)
MIST Met/Templeton            2010    169,000     12.12 - 12.33   2,069,263          0.37      0.75 - 1.80     4.20 - 12.08
  International Bond          2009     18,597     10.88 - 10.90     202,561            --      1.30 - 1.60      8.80 - 9.00
  Sub-Account
  (Commenced 5/4/2009)
MIST BlackRock Large Cap      2010    264,061      8.81 - 10.21   2,642,554          0.86      0.75 - 1.90    10.25 - 11.53
  Core Sub-Account            2009     85,136       7.99 - 9.15     768,673            --      0.75 - 1.90    22.54 - 23.49
  (Commenced 5/4/2009)
MIST Janus Forty              2010      2,977   128.95 - 160.04     438,631            --      1.30 - 2.05      3.41 - 3.94
  Sub-Account
  (Commenced 5/3/2010)
MIST Met/Eaton Vance Floating 2010     80,368     10.17 - 10.23     819,953            --      1.30 - 2.15      1.71 - 2.30
  Rate Sub-Account
  (Commenced 5/3/2010)
Russell Multi-Style Equity    2010    915,101     12.49 - 12.53  11,428,855          0.92             1.40    14.83 - 14.85
  Sub-Account                 2009  1,105,777     10.87 - 10.91  12,025,654          1.37             1.40    29.57 - 29.58
                              2008  1,237,353       8.39 - 8.42  10,385,186          1.44             1.40 (41.41) - (41.41)
                              2007  1,428,724     14.32 - 14.37  20,462,457          1.02             1.40      8.81 - 8.86
                              2006  2,005,339     13.16 - 13.20  26,394,335          0.99             1.40    11.11 - 11.24
Russell Aggressive Equity     2010    184,010     13.85 - 13.89   2,549,525          0.46             1.40    23.14 - 23.15
  Sub-Account                 2009    224,440     11.25 - 11.28   2,525,303          0.53             1.40    29.56 - 29.58
                              2008    252,148       8.68 - 8.71   2,189,608          0.83             1.40 (43.75) - (43.70)
                              2007    287,672     15.43 - 15.47   4,438,500          0.36             1.40      1.98 - 1.98
                              2006    379,186     15.13 - 15.17   5,737,442          0.17             1.40    13.21 - 13.25

METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
OF METLIFE INVESTORS INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

8. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                  AS OF DECEMBER 31                              FOR THE YEAR ENDED DECEMBER 31
                                       ---------------------------------------- --------------------------------------------------
                                                         UNIT VALUE             INVESTMENT(1) EXPENSE RATIO(2)  TOTAL RETURN(3)
                                                          LOWEST TO         NET        INCOME        LOWEST TO        LOWEST TO
                                            UNITS       HIGHEST ($)  ASSETS ($)     RATIO (%)      HIGHEST (%)      HIGHEST (%)
                                       ---------- ----------------- ----------- ------------- ---------------- -------------------
Russell Non-U.S.                  2010    356,011     14.66 - 14.72   5,221,620          0.98             1.40             9.88
  Sub-Account                     2009    428,978     13.35 - 13.40   5,726,361          2.86             1.40    24.73 - 24.77
                                  2008    476,105     10.70 - 10.74   5,095,400            --             1.40 (43.21) - (43.20)
                                  2007    539,542     18.84 - 18.91  10,169,916          2.38             1.40      8.55 - 8.59
                                  2006    727,082     17.35 - 17.42  12,622,002          2.18             1.40    21.90 - 21.93
Russell Core Bond                 2010    649,949     17.72 - 17.79  11,522,547          3.81             1.40      8.49 - 8.50
  Sub-Account                     2009    741,772     16.34 - 16.40  12,121,192          4.69             1.40    14.20 - 14.27
                                  2008    857,970     14.30 - 14.36  12,276,054          3.93             1.40   (4.92) - (4.90)
                                  2007  1,038,251     15.04 - 15.10  15,623,585          5.14             1.40      5.69 - 5.74
                                  2006  1,179,996     14.23 - 14.28  16,792,724          4.39             1.40      2.29 - 2.30
Russell Real Estate Securities    2010     48,366     27.48 - 27.51   1,329,209          2.17             1.40    21.21 - 21.22
  Sub-Account                     2009     62,444     22.67 - 22.69   1,415,749          4.69             1.40            27.15
                                  2008     71,152     17.83 - 17.85   1,268,735          1.91             1.40 (37.64) - (37.57)
                                  2007     79,175     28.56 - 28.59   2,261,419          2.21             1.40 (17.03) - (17.02)
                                  2006    100,713     34.42 - 34.46   3,467,172          1.87             1.40    33.93 - 33.98
Invesco V.I. International Growth 2010    414,083     11.79 - 26.20   7,768,778          1.97      0.85 - 1.90    10.49 - 11.91
  Sub-Account                     2009    461,755     10.54 - 23.57   7,800,513          1.43      0.85 - 1.90    32.37 - 34.11
                                  2008    522,812      7.86 - 17.70   6,611,909          0.45      0.85 - 1.90 (41.29) - (40.86)
                                  2007    698,903     13.29 - 30.15  14,979,874          0.39      0.85 - 1.90    12.92 - 13.69
                                  2006    924,763     11.69 - 26.70  17,825,201          1.04      0.85 - 1.90    26.24 - 27.20
DWS Government & Agency           2010     52,265     16.29 - 16.94     880,629          4.83      1.40 - 1.80      4.71 - 5.13
  Securities Sub-Account          2009     57,534     15.56 - 16.11     922,516          4.59      1.40 - 1.80      6.16 - 6.58
                                  2008     65,564     14.65 - 15.11     986,993          4.67      1.40 - 1.80      3.02 - 3.42
                                  2007     84,293     14.22 - 14.61   1,227,432          5.26      1.40 - 1.80      4.02 - 4.51
                                  2006    111,952     13.67 - 13.98   1,561,287          3.75      1.40 - 1.80      2.32 - 2.72
MSF Davis Venture Value           2010 16,224,420     11.87 - 37.21 239,139,043          0.90      0.75 - 2.35     9.22 - 10.98
  Sub-Account                     2009 17,270,503     10.86 - 33.53 226,832,922          1.38      0.75 - 2.35    28.77 - 30.84
                                  2008 17,609,616      8.43 - 25.63 172,632,119          1.20      0.75 - 2.35 (40.76) - (39.91)
                                  2007 19,481,732     14.23 - 42.65 313,091,114          0.67      0.75 - 2.35      2.08 - 3.65
                                  2006 23,919,186     13.94 - 41.15 367,231,829          0.71      0.75 - 2.35    11.88 - 13.55
MSF Met/Artisan Mid Cap Value     2010  3,104,102     12.80 - 13.98  41,776,284          0.59      1.30 - 2.35    12.09 - 13.28
  Sub-Account                     2009  3,600,989     11.41 - 12.34  42,984,311          0.83      1.30 - 2.35    37.92 - 39.37
                                  2008  3,947,813       8.27 - 8.85  33,953,721          0.04      1.30 - 2.35 (47.29) - (46.85)
                                  2007  4,602,845     15.69 - 16.65  74,782,741          0.34      1.30 - 2.35   (9.20) - (8.31)
                                  2006  5,520,748     17.28 - 18.16  98,208,152          0.09      1.30 - 2.35     9.71 - 10.73
MSF Jennison Growth               2010  4,903,257      5.16 - 14.69  56,877,740          0.41      0.75 - 2.35     8.74 - 10.49
  Sub-Account                     2009  5,323,714      4.70 - 13.31  56,317,673            --      0.75 - 2.35    36.32 - 38.52
                                  2008  5,593,496       3.41 - 9.62  42,901,376          2.21      0.75 - 2.35 (37.43) - (37.04)
                                  2007  6,410,062      5.45 - 15.28  78,433,753          0.19      0.75 - 2.35     9.88 - 10.40
                                  2006  8,294,949      4.96 - 13.84  93,131,658            --      0.75 - 2.35      1.22 - 1.69
MSF MFS Total Return              2010  3,364,172     12.34 - 51.83 100,678,402          2.81      0.75 - 1.90      7.73 - 8.98
  Sub-Account                     2009  3,547,041     11.44 - 47.56  91,620,811          3.89      0.75 - 1.90    16.08 - 17.42
                                  2008  3,343,530      9.85 - 40.51  67,457,508          3.39      0.75 - 1.90 (23.70) - (22.93)
                                  2007  3,681,888     12.91 - 52.56  93,367,022          1.94      0.75 - 1.90      2.22 - 3.34
                                  2006  3,830,369     12.63 - 50.86  90,669,236          3.25      0.75 - 1.90     9.92 - 11.10

METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
OF METLIFE INVESTORS INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

8. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                               AS OF DECEMBER 31                              FOR THE YEAR ENDED DECEMBER 31
                                    ---------------------------------------- --------------------------------------------------
                                                      UNIT VALUE             INVESTMENT(1) EXPENSE RATIO(2)  TOTAL RETURN(3)
                                                       LOWEST TO         NET        INCOME        LOWEST TO        LOWEST TO
                                         UNITS       HIGHEST ($)  ASSETS ($)     RATIO (%)      HIGHEST (%)      HIGHEST (%)
                                    ---------- ----------------- ----------- ------------- ---------------- -------------------
MSF Artio International Stock  2010    457,537      9.00 - 15.39   6,585,095          1.39      0.85 - 1.90      4.85 - 5.96
  Sub-Account                  2009    483,148      8.51 - 14.52   6,592,339          0.39      0.85 - 1.90    19.59 - 20.86
                               2008    458,361      7.07 - 12.02   5,203,943          2.82      0.85 - 1.90 (44.89) - (44.68)
                               2007    481,397     12.83 - 21.73   9,945,485          0.83      0.85 - 1.80      8.82 - 9.14
                               2006    710,859     11.79 - 19.91  13,558,225          1.26      0.75 - 1.90    14.91 - 15.22
MSF BlackRock Money Market     2010 12,146,399      9.77 - 11.28 126,563,583            --      0.75 - 2.35   (2.32) - (0.75)
  Sub-Account                  2009 16,896,220      9.99 - 11.37 178,892,462          0.29      0.75 - 2.35   (2.07) - (0.43)
                               2008 22,607,243      10.19 -11.42 242,294,762          2.49      0.75 - 2.35      0.30 - 1.78
                               2007 11,746,997     10.16 - 11.22 124,576,999          4.74      0.75 - 2.35      2.52 - 4.08
                               2006 10,461,935      9.91 - 10.78 107,373,342          4.57      0.75 - 2.35      2.16 - 3.75
MSF MetLife Stock Index        2010  2,900,545      9.03 - 12.02  33,773,010          1.59      1.30 - 2.20    12.01 - 13.27
  Sub-Account                  2009  3,098,322      7.97 - 10.64  32,030,625          2.43      1.30 - 2.20    23.18 - 24.54
                               2008  3,163,371       6.40 - 8.56  26,361,067          1.69      1.30 - 2.25 (38.06) - (37.92)
                               2007  3,427,382     10.31 - 13.82  46,246,210          0.87      1.30 - 2.25      3.60 - 3.83
                               2006  3,781,356      9.93 - 13.34  49,359,393          1.74      1.30 - 2.35    13.73 - 13.88
MSF BlackRock Bond Income      2010  1,330,597     46.11 - 63.17  78,335,454          3.57      0.75 - 1.90      6.04 - 7.26
  Sub-Account                  2009  1,093,871     43.49 - 58.89  59,758,262          6.04      0.75 - 1.90      7.13 - 8.37
                               2008    712,480     40.59 - 54.34  35,026,887          4.80      0.75 - 1.90   (5.49) - (4.38)
                               2007    614,622     42.95 - 56.83  31,050,459          2.88      0.75 - 1.90      4.02 - 5.22
                               2006    839,752     41.29 - 54.01  39,423,395          5.12      0.75 - 1.90      2.18 - 3.35
MSF Neuberger Berman Genesis   2010    118,405     15.50 - 16.51   1,918,839          0.31      1.30 - 1.90    19.06 - 19.78
  Sub-Account                  2009    122,821     13.02 - 13.78   1,665,321          0.81      1.30 - 1.90    10.71 - 11.37
                               2008    143,291     11.76 - 12.38   1,744,619          0.22      1.30 - 1.90 (39.72) - (39.34)
                               2007    136,088     19.51 - 20.41   2,740,652          0.06      1.30 - 1.90   (8.27) - (5.52)
                               2006    165,231      20.65 -22.25   3,507,765          0.08      0.75 - 1.90    14.28 - 15.58
MSF Loomis Sayles Small Cap    2010  1,509,481     10.21 - 11.41  16,497,569            --      0.75 - 1.90    28.88 - 30.36
  Growth Sub-Account           2009  1,686,737       7.92 - 8.75  14,181,458            --      0.75 - 1.90    27.23 - 28.71
                               2008  1,480,050       6.22 - 6.80   9,662,816            --      0.75 - 1.90 (42.46) - (41.73)
                               2007  1,285,945     10.81 - 11.67  14,387,433            --      0.75 - 1.90      2.37 - 5.99
                               2006  2,102,402     10.56 - 11.01  22,759,672            --      1.30 - 1.90      7.65 - 8.47
MSF Western Asset Management   2010    224,535     23.90 - 26.48   5,716,276          5.97      1.30 - 1.80    10.45 - 11.16
  Strategic Bond Opportunities 2009    257,500     21.64 - 23.82   5,903,288          6.65      1.30 - 1.80    29.54 - 30.39
  Sub-Account                  2008    264,015     16.47 - 18.27   4,656,112          4.14      1.30 - 1.90 (16.82) - (16.19)
                               2007    310,095     19.80 - 21.80   6,528,029          2.47      1.30 - 1.90    (2.59) - 1.75
                               2006    338,883     19.46 - 22.38   6,982,324          4.83      0.75 - 1.90      2.85 - 4.04
MSF Western Asset Management   2010    770,956     15.27 - 17.66  12,855,065          2.42      1.30 - 2.20      3.20 - 4.13
  U.S. Government              2009    808,057     14.80 - 16.96  12,961,674          4.31      1.30 - 2.20      1.82 - 2.73
  Sub-Account                  2008    539,471     14.53 - 16.51   8,423,627          3.14      1.30 - 2.20   (3.33) - (1.78)
                               2007    206,296     15.03 - 16.81   3,282,714          1.74      1.30 - 2.15    (2.83) - 4.30
                               2006     79,186     14.41 - 17.30   1,216,697          1.13      0.85 - 2.35      1.48 - 3.04
MSF T. Rowe Price Small Cap    2010    606,868     16.92 - 20.11  11,089,062            --      0.85 - 1.90    32.14 - 33.76
  Growth Sub-Account           2009    642,589     12.81 - 15.04   8,843,239          0.18      0.85 - 1.90    36.02 - 37.79
                               2008    702,633      9.41 - 10.91   7,075,202            --      0.85 - 1.90 (37.56) - (36.75)
                               2007    787,100     15.07 - 17.25  12,612,119            --      0.85 - 1.90     8.97 - 55.84
                               2006    970,926      9.67 - 15.83  13,619,035            --      0.75 - 1.90      2.99 - 3.42

METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
OF METLIFE INVESTORS INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

8. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                              AS OF DECEMBER 31                              FOR THE YEAR ENDED DECEMBER 31
                                    --------------------------------------- --------------------------------------------------
                                                     UNIT VALUE             INVESTMENT(1) EXPENSE RATIO(2)  TOTAL RETURN(3)
                                                      LOWEST TO         NET        INCOME        LOWEST TO        LOWEST TO
                                        UNITS       HIGHEST ($)  ASSETS ($)     RATIO (%)      HIGHEST (%)      HIGHEST (%)
                                    --------- ----------------- ----------- ------------- ---------------- -------------------
MSF T. Rowe Price Large Cap    2010 3,645,167     12.97 - 15.50  51,472,039          0.11      0.85 - 1.90    14.55 - 16.06
  Growth Sub-Account           2009 4,174,670     11.60 - 13.35  51,232,142          0.39      0.85 - 1.90    40.34 - 42.23
                               2008 4,614,190       8.27 - 9.39  40,130,482          0.35      0.85 - 1.90 (43.08) - (42.36)
                               2007 5,178,163     14.53 - 16.29  78,721,827          0.24      0.85 - 1.90      7.15 - 8.46
                               2006 8,833,877     13.56 - 15.02 124,580,505          0.20      0.75 - 1.90  (72.89) - 15.31
MSF Oppenheimer Global         2010 1,132,139     17.43 - 20.44  22,327,452          1.31      0.75 - 1.90    13.75 - 15.06
  Equity Sub-Account           2009 1,009,176     15.33 - 17.77  17,331,575          2.19      0.75 - 1.90    37.17 - 38.75
                               2008   955,438     11.17 - 12.80  11,822,022          1.87      0.75 - 1.90 (41.70) - (41.01)
                               2007   995,160     19.16 - 21.70  20,903,698          0.87      0.75 - 1.90      4.24 - 5.44
                               2006   921,548     18.38 - 20.58  18,419,227          2.03      0.75 - 1.90    14.16 - 15.49
MSF MFS Value                  2010 1,862,563     13.65 - 15.76  28,735,680          1.03      0.75 - 1.90     4.35 - 10.35
  Sub-Account                  2009   962,018     12.52 - 14.28  13,534,623            --      0.75 - 1.90    18.31 - 19.68
  (Commenced 4/28/2008)        2008   194,021     10.69 - 11.93   2,284,892            --      0.75 - 1.80 (30.45) - (29.95)
MSF Met/Dimensional            2010   128,511     16.95 - 17.49   2,210,341          1.32      0.75 - 2.20    19.74 - 21.67
  International Small Company  2009    83,514     14.14 - 14.37   1,187,763            --      0.75 - 2.15    39.51 - 40.87
  Sub-Account                  2008     3,592     10.13 - 10.14      36,397            --      1.30 - 1.80      0.43 - 0.50
  (Commenced 11/10/2008)
MSF Barclays Capital Aggregate 2010   133,054     14.11 - 15.74   1,975,112          3.58      1.30 - 2.20      3.35 - 4.29
  Bond Index Sub-Account       2009   100,819     13.65 - 15.09   1,430,073            --      1.30 - 2.20      2.24 - 2.86
  (Commenced 5/4/2009)
MSF Van Eck Global Natural     2010   117,778     18.63 - 19.08   2,219,740          0.27      0.75 - 1.85    17.26 - 27.36
  Resources Sub-Account        2009    26,708     14.71 - 14.80     394,811            --      1.30 - 1.85    35.32 - 35.82
  (Commenced 5/4/2009)
MSF MetLife Mid Cap Stock      2010    59,087     15.77 - 17.33     972,206          0.67      1.30 - 2.20    23.19 - 24.29
  Index Sub-Account            2009    39,029     12.80 - 13.94     521,712            --      1.30 - 2.20    28.37 - 29.16
  (Commenced 5/4/2009)
MSF Morgan Stanley EAFE        2010    52,435     11.54 - 12.79     639,986          2.29      1.30 - 2.15      5.47 - 6.38
  Index Sub-Account            2009    40,712     10.94 - 12.03     467,108            --      1.30 - 2.15    34.49 - 35.25
  (Commenced 5/4/2009)
MSF Russell 2000 Index         2010    53,368     16.04 - 17.79     896,513          0.55      1.30 - 2.15    23.85 - 24.91
  Sub-Account                  2009    35,011     12.95 - 13.77     470,933            --      1.60 - 2.15    25.90 - 26.37
  (Commenced 5/4/2009)
MSF BlackRock Legacy Large     2010 3,626,675      1.34 - 36.53  10,802,846          0.23      0.75 - 1.80    17.68 - 18.93
  Cap Growth Sub-Account       2009 4,337,851      1.14 - 30.72   9,259,728            --      0.75 - 1.80    29.20 - 30.09
  (Commenced 5/4/2009)
Putnam VT Multi-Cap Growth     2010   187,842     12.47 - 15.89   2,493,260            --      1.30 - 1.90    15.42 - 15.69
  Sub-Account
  (Commenced 9/27/2010)
Putnam VT Equity Income        2010 1,782,492     15.00 - 16.38  28,653,373          1.96      0.75 - 1.90    10.49 - 11.77
  Sub-Account                  2009 2,012,929     13.58 - 14.66  29,027,593          1.12      0.75 - 1.90    25.06 - 26.49
                               2008 2,461,774     10.86 - 11.59  28,131,216          1.97      0.75 - 1.90 (32.42) - (31.66)
                               2007 2,881,290     16.07 - 16.96  48,287,206          1.30      0.75 - 1.90      1.26 - 2.42
                               2006 2,675,206     15.87 - 16.56  43,870,910          1.07      0.75 - 1.90    16.61 - 17.95

METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
OF METLIFE INVESTORS INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

8. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                            AS OF DECEMBER 31                              FOR THE YEAR ENDED DECEMBER 31
                                  --------------------------------------- --------------------------------------------------
                                                   UNIT VALUE             INVESTMENT(1) EXPENSE RATIO(2)  TOTAL RETURN(3)
                                                    LOWEST TO         NET        INCOME        LOWEST TO        LOWEST TO
                                      UNITS       HIGHEST ($)  ASSETS ($)     RATIO (%)      HIGHEST (%)      HIGHEST (%)
                                  --------- ----------------- ----------- ------------- ---------------- -------------------
FTVIPT Templeton Growth      2010   762,407     13.31 - 17.12  11,825,734          1.38      0.75 - 1.90      5.38 - 6.83
  Securities Sub-Account     2009   867,706     12.46 - 16.11  12,652,485          3.20      0.75 - 1.90    28.64 - 30.23
                             2008   987,740      9.57 - 12.44  11,101,988          1.85      0.75 - 1.90 (42.94) - (42.63)
                             2007   999,429     16.68 - 21.80  19,723,717          1.32      0.75 - 1.90      1.11 - 1.71
                             2006   597,433     16.40 - 21.56  11,688,019          1.12      0.75 - 1.90    20.51 - 21.12
FTVIPT Templeton Foreign     2010 2,172,428     13.20 - 33.35  33,779,312          1.93      0.85 - 1.90      6.37 - 7.76
  Securities Sub-Account     2009 2,349,812     12.40 - 31.17  34,089,823          3.41      0.85 - 1.90    34.47 - 36.18
                             2008 2,562,516      9.21 - 23.04  27,442,793          2.43      0.85 - 1.90 (41.45) - (41.15)
                             2007 3,066,952     15.73 - 39.15  55,359,465          1.92      0.85 - 1.90     5.13 - 13.99
                             2006 4,509,681     13.80 - 37.24  72,723,442          1.29      0.75 - 1.90    20.52 - 20.63
Fidelity VIP Growth          2010    11,887       9.18 - 9.23     109,119          0.17             1.40    22.01 - 22.02
  Opportunities Sub-Account  2009    19,375       7.52 - 7.56     145,775          0.45             1.40    43.83 - 43.84
                             2008    21,872       5.23 - 5.26     114,407          0.46             1.40 (55.65) - (55.64)
                             2007    18,156     11.79 - 11.86     214,146            --             1.40    21.42 - 21.52
                             2006    24,610       9.71 - 9.76     238,952          0.90             1.40      3.94 - 4.07
Fidelity VIP Equity-Income   2010   316,838     12.39 - 54.00   4,614,949          1.56      1.30 - 1.90    12.75 - 13.55
  Sub-Account                2009   373,302     10.98 - 47.61   4,805,353          2.05      1.30 - 1.90    27.44 - 28.40
                             2008   405,578      8.61 - 37.13   3,979,860          2.07      1.30 - 1.90 (43.80) - (43.56)
                             2007   534,234     15.32 - 65.79   9,351,802          1.62      1.30 - 1.90   (0.58) - (0.03)
                             2006   581,608     15.41 - 65.81   9,734,231          3.01      1.30 - 1.90    17.81 - 18.38
PIMCO VIT High Yield         2010   775,054     16.03 - 17.30  13,052,532          7.26      1.30 - 1.90    12.31 - 12.99
  Sub-Account                2009   785,381     14.27 - 15.31  11,727,258          8.66      1.30 - 1.90    37.63 - 38.45
                             2008   544,206     10.37 - 11.06   5,876,021          7.80      1.30 - 1.90 (24.96) - (24.45)
                             2007   641,904     13.82 - 14.64   9,198,279          6.83      1.30 - 1.90      1.54 - 2.16
                             2006 1,139,859     13.61 - 14.33  16,006,419          6.97      1.30 - 1.90      7.08 - 7.66
PIMCO VIT Low Duration       2010   881,366     14.13 - 15.17  13,029,268          1.62      1.30 - 1.90      3.31 - 3.93
  Sub-Account                2009   866,665     13.68 - 14.60  12,366,617          3.54      1.30 - 1.90    11.19 - 11.85
                             2008   758,728     12.30 - 13.05   9,699,931          4.09      1.30 - 1.90   (2.30) - (1.73)
                             2007   721,178     12.59 - 13.28   9,408,180          4.73      1.30 - 1.90      5.36 - 5.99
                             2006   828,356     11.95 - 12.53  10,221,336          4.18      1.30 - 1.90      2.05 - 2.62
American Funds Global Growth 2010 3,003,389     25.73 - 30.11  88,905,025          1.61      0.75 - 1.90     9.64 - 10.91
  Sub-Account                2009 2,316,571     23.47 - 27.15  61,956,827          1.69      0.75 - 1.90    39.62 - 41.24
  (Commenced 5/1/2006)       2008 1,196,083     16.81 - 19.22  22,597,668          3.06      0.75 - 1.90 (39.53) - (38.85)
                             2007   350,172     27.80 - 31.43  10,691,634          3.93      0.75 - 1.90    12.64 - 13.96
                             2006    12,433     24.68 - 27.58     331,729            --      0.75 - 1.90    18.17 - 19.53
American Funds Global Small  2010   629,226     29.19 - 33.77  20,866,196          1.78      0.75 - 1.90    20.11 - 21.50
  Capitalization Sub-Account 2009   467,145     24.30 - 27.79  12,780,124          0.36      0.75 - 1.90    58.26 - 60.09
  (Commenced 4/28/2008)      2008   185,100     15.77 - 17.36   3,175,883            --      0.75 - 1.65 (49.46) - (49.15)
American Funds Growth        2010   592,460   137.22 - 186.99 107,174,849          0.78      0.75 - 1.90    16.45 - 17.79
  Sub-Account                2009   464,628   117.84 - 158.75  71,786,632          0.83      0.75 - 1.90    36.79 - 38.37
  (Commenced 4/28/2008)      2008   128,846    89.43 - 114.72  14,403,456          2.28      0.75 - 1.75 (42.31) - (41.92)

(1) These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the underlying portfolio, series, or fund net of management fees assessed by the fund manager, divided by the average net assets.These ratios exclude those expenses, such as mortality and expense risk charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the underlying portfolio, series, or fund in which the Sub-Account invests. The investment income ratio is calculated as a weighted average ratio since the Sub-Account may invest in two or more share classes, if any, within the underlying portfolio, series or fund of the Trusts which may have unique investment income ratios.

METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
OF METLIFE INVESTORS INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONCLUDED)

8. FINANCIAL HIGHLIGHTS -- (CONCLUDED)

(2) These amounts represent the annualized contract expenses of each the applicable Sub-Accounts, consisting primarily of mortality and expense risk charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying portfolio, series, or fund have been excluded.

(3) These amounts represent the total return for the period indicated, including changes in the value of the underlying portfolio, series, or fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. The total return is presented as a range of minimum to maximum returns, based on minimum and maximum returns within each product grouping of the applicable Sub-Account.

                     This page is intentionally left blank.

                       METLIFE INVESTORS INSURANCE COMPANY

                              FINANCIAL STATEMENTS

                      AS OF DECEMBER 31, 2010 AND 2009 AND
              FOR THE YEARS ENDED DECEMBER 31, 2010, 2009 AND 2008
           AND REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholder of MetLife Investors Insurance Company:

     We have audited the accompanying balance sheets of MetLife Investors Insurance Company (a direct wholly owned subsidiary of MetLife, Inc.) (the "Company") as of December 31, 2010 and 2009, and the related statements of operations, stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2010. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such financial statements present fairly, in all material respects, the financial position of MetLife Investors Insurance Company as of December 31, 2010 and 2009, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2010, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Certified Public Accountants
Tampa, Florida
April 8, 2011

                       METLIFE INVESTORS INSURANCE COMPANY
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

                                 BALANCE SHEETS
                           DECEMBER 31, 2010 AND 2009

                 (IN MILLIONS, EXCEPT SHARE AND PER SHARE DATA)


                                                                  2010      2009
                                                                -------   -------
ASSETS
Investments:
  Fixed maturity securities available-for-sale, at estimated fair value (amortized cost: $1,993 and $1,853,
     respectively)............................................  $ 2,034   $ 1,795
  Equity securities available-for-sale, at estimated fair
     value (cost: $31 and $22, respectively)..................       27        16
  Mortgage loans (net of valuation allowances of $1 and $1,
     respectively)............................................      132       102
  Policy loans................................................       27        28
  Other limited partnership interests.........................       10         2
  Short-term investments, principally at estimated fair
     value....................................................       57       127
  Other invested assets at estimated fair value...............       23        29
                                                                -------   -------
     Total investments........................................    2,310     2,099
Cash and cash equivalents.....................................       31       109
Accrued investment income.....................................       22        17
Premiums, reinsurance and other receivables...................    1,874     1,780
Deferred policy acquisition costs and value of business
  acquired....................................................      471       563
Current income tax recoverable................................       16         2
Other assets..................................................      132       124
Separate account assets.......................................   10,700     9,347
                                                                -------   -------
     Total assets.............................................  $15,556   $14,041
                                                                =======   =======
LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES
Future policy benefits........................................  $   355   $   344
Policyholder account balances.................................    2,914     2,998
Other policy-related balances.................................       88        67
Payables for collateral under securities loaned and other
  transactions................................................      279       253
Deferred income tax liability.................................      158       128
Other liabilities.............................................       48        41
Separate account liabilities..................................   10,700     9,347
                                                                -------   -------
     Total liabilities........................................   14,542    13,178
                                                                -------   -------
CONTINGENCIES, COMMITMENTS AND GUARANTEES (NOTE 9)
STOCKHOLDER'S EQUITY
Common stock, par value $2 per share; 5,000,000 shares
  authorized; 2,899,446 shares issued and outstanding.........        6         6
Additional paid-in capital....................................      636       636
Retained earnings.............................................      353       264
Accumulated other comprehensive income (loss).................       19       (43)
                                                                -------   -------
     Total stockholder's equity...............................    1,014       863
                                                                -------   -------
     Total liabilities and stockholder's equity...............  $15,556   $14,041
                                                                =======   =======




               SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

                       METLIFE INVESTORS INSURANCE COMPANY
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

                            STATEMENTS OF OPERATIONS
              FOR THE YEARS ENDED DECEMBER 31, 2010, 2009 AND 2008

                                  (IN MILLIONS)


                                                              2010    2009   2008
                                                              ----   -----   ----
REVENUES
Premiums....................................................  $  5   $   4   $  9
Universal life and investment-type product policy fees......   184     156    160
Net investment income.......................................   101      97    108
Other revenues..............................................   100      96     43
Net investment gains (losses):
  Other-than-temporary impairments on fixed maturity
     securities.............................................    (5)    (34)    (8)
  Other-than-temporary impairments on fixed maturity
     securities transferred to other comprehensive income
     (loss).................................................    --      21     --
  Other net investment gains (losses).......................    (4)     (9)   (17)
                                                              ----   -----   ----
     Total net investment gains (losses)....................    (9)    (22)   (25)
                                                              ----   -----   ----
  Net derivative gains (losses).............................   102    (279)   355
                                                              ----   -----   ----
       Total revenues.......................................   483      52    650
                                                              ----   -----   ----
EXPENSES
Policyholder benefits and claims............................    39      36     89
Interest credited to policyholder account balances..........   127     136     84
Other expenses..............................................   202      71    244
                                                              ----   -----   ----
       Total expenses.......................................   368     243    417
                                                              ----   -----   ----
Income (loss) before provision for income tax...............   115    (191)   233
Provision for income tax expense (benefit)..................    26     (83)    72
                                                              ----   -----   ----
Net income (loss)...........................................  $ 89   $(108)  $161
                                                              ====   =====   ====




               SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

                       METLIFE INVESTORS INSURANCE COMPANY
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

                       STATEMENTS OF STOCKHOLDER'S EQUITY
              FOR THE YEARS ENDED DECEMBER 31, 2010, 2009 AND 2008

                                  (IN MILLIONS)


                                                                             ACCUMULATED OTHER
                                                                        COMPREHENSIVE INCOME (LOSS)
                                                                       ----------------------------
                                               ADDITIONAL              NET UNREALIZED   OTHER-THAN-       TOTAL
                                      COMMON     PAID-IN    RETAINED     INVESTMENT      TEMPORARY    STOCKHOLDER'S
                                       STOCK     CAPITAL    EARNINGS   GAINS (LOSSES)   IMPAIRMENTS       EQUITY
                                      ------   ----------   --------   --------------   -----------   -------------
Balance at December 31, 2007.......    $  6      $  586      $   210       $   (14)        $  --          $  788
Capital contribution from MetLife,
  Inc. (Note 10)...................                  50                                                       50
Comprehensive income (loss):
  Net income.......................                              161                                         161
  Other comprehensive income
     (loss):
     Unrealized gains (losses) on
       derivative instruments, net
       of income tax...............                                              3                             3
     Unrealized investment gains
       (losses), net of related
       offsets and income tax......                                           (145)                         (145)
                                                                                                          ------
     Other comprehensive loss......                                                                         (142)
                                                                                                          ------
  Comprehensive income (loss)......                                                                           19
                                       ----      ------      -------       -------         -----          ------

Balance at December 31, 2008.......       6         636          371          (156)           --             857
     Cumulative effect of a change
       in accounting principle, net
       of income tax (Note 1)......                                1                          (1)             --
Comprehensive income (loss):
  Net loss.........................                             (108)                                       (108)
  Other comprehensive income
     (loss):
     Unrealized gains (losses) on
       derivative instruments, net
       of income tax...............                                             (2)                           (2)
     Unrealized investment gains
       (losses), net of related
       offsets and income tax......                                            123            (7)            116
                                                                                                          ------
     Other comprehensive income....                                                                          114
                                                                                                          ------
  Comprehensive income (loss)......                                                                            6
                                       ----      ------      -------       -------         -----          ------

Balance at December 31, 2009.......       6         636          264           (35)           (8)            863
Comprehensive income (loss):
  Net income.......................                               89                                          89
  Other comprehensive income
     (loss):
     Unrealized investment gains
       (losses), net of related
       offsets and income tax......                                             58             4              62
                                                                                                          ------
     Other comprehensive income....                                                                           62
                                                                                                          ------
  Comprehensive income (loss)......                                                                          151
                                                                                                          ------
Balance at December 31, 2010.......      $6        $636        $ 353         $  23           $(4)         $1,014
                                       ====      ======      =======       =======         =====          ======




               SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

                       METLIFE INVESTORS INSURANCE COMPANY
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

                            STATEMENTS OF CASH FLOWS
              FOR THE YEARS ENDED DECEMBER 31, 2010, 2009 AND 2008

                                  (IN MILLIONS)


                                                             2010     2009      2008
                                                            -----   -------   -------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss).........................................  $  89   $  (108)  $   161
Adjustments to reconcile net income (loss) to net cash
  provided by (used in) operating activities:
  Depreciation and amortization expenses..................      2        --        --
  Amortization of premiums and accretion of discounts
     associated with investments, net.....................     (5)       (6)       (3)
  (Gains) losses on investments and derivatives, net......   (114)      301      (330)
  Undistributed equity earnings of real estate joint
     ventures.............................................     --        --        (1)
  Interest credited to policyholder account balances......    127       136        84
  Universal life and investment-type product policy fees..   (184)     (156)     (160)
  Change in accrued investment income.....................     (4)       (1)        4
  Change in premiums, reinsurance and other receivables...     (5)     (443)     (307)
  Change in deferred policy acquisition costs, net........     84       (68)       95
  Change in income tax recoverable (payable)..............    (17)      (50)       77
  Change in other assets..................................    169       107       115
  Change in insurance-related liabilities and policy-
     related balances.....................................     11       (28)       78
  Change in other liabilities.............................      5      (324)      322
                                                            -----   -------   -------
Net cash provided by (used in) operating activities.......    158      (640)      135
                                                            -----   -------   -------
CASH FLOWS FROM INVESTING ACTIVITIES
Sales, maturities and repayments of:
  Fixed maturity securities...............................    548       733       662
  Equity securities.......................................      1        --        --
  Mortgage loans..........................................      4         4         6
  Real estate joint ventures..............................     --        --         2
Purchases of:
  Fixed maturity securities...............................   (695)     (717)     (522)
  Equity securities.......................................    (10)       (2)       --
  Mortgage loans..........................................    (34)      (31)       (8)
  Other limited partnership interests.....................     (8)       --        --
Cash received in connection with freestanding
  derivatives.............................................     32         4         5
Cash paid in connection with freestanding derivatives.....    (25)       (7)       (1)
Net change in policy loans................................      1        --        --
Net change in short-term investments......................     73        60      (115)
Net change in other invested assets.......................     14       (16)      (14)
Other, net................................................     --        --         1
                                                            -----   -------   -------
Net cash (used in) provided by investing activities.......    (99)       28        16
                                                            -----   -------   -------
CASH FLOWS FROM FINANCING ACTIVITIES
Policyholder account balances:
  Deposits................................................    491     1,534     1,446
  Withdrawals.............................................   (654)   (1,198)   (1,055)
Net change in payables for collateral under securities
  loaned and other transactions...........................     26      (132)     (156)
Capital contribution from MetLife, Inc. ..................     --        --        50
                                                            -----   -------   -------
Net cash (used in) provided by financing activities.......   (137)      204       285
                                                            -----   -------   -------
Change in cash and cash equivalents.......................    (78)     (408)      436
Cash and cash equivalents, beginning of year..............    109       517        81
                                                            -----   -------   -------
CASH AND CASH EQUIVALENTS, END OF YEAR....................  $  31   $   109   $   517
                                                            =====   =======   =======
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
Net cash paid (received) during the year for:
  Income tax..............................................  $  42   $   (33)  $     4
                                                            =====   =======   =======




               SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

                       METLIFE INVESTORS INSURANCE COMPANY
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

                        NOTES TO THE FINANCIAL STATEMENTS

1.  BUSINESS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING
    POLICIES

  BUSINESS

     MetLife Investors Insurance Company ("MLIIC"), a Missouri domiciled life insurance company (the "Company") is a wholly-owned subsidiary of MetLife, Inc. ("MetLife").

     The Company markets and administers traditional life, universal life, variable and fixed annuity products to individuals.. The Company is licensed to conduct business in 49 states and the District of Columbia. Most of the policies issued present no significant mortality or longevity risk to the Company, but rather represent investment deposits by the policyholders.

  BASIS OF PRESENTATION

     Certain amounts in the prior years' financial statements have been reclassified to conform with the 2010 presentation. Such reclassifications include:

     - Reclassification from other net investment gains (losses) of ($279) million and $355 million to net derivative gains (losses) in the statements of operations for the years ended December 31, 2009 and 2008, respectively; and

     - Reclassification from net change in other invested assets of $4 million and $5 million to cash received in connection with freestanding derivatives and ($7) million and ($1) million to cash paid in connection with freestanding derivatives, all within cash flows from investing activities, in the statements of cash flows for the years ended December 31, 2009 and 2008, respectively.

     Since the Company is a member of a controlled group of affiliated companies, its results may not be indicative of those of a stand-alone entity.

  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND CRITICAL ACCOUNTING ESTIMATES

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported in the financial statements.

     A description of critical estimates is incorporated within the discussion of the related accounting policies which follows. In applying these policies, management makes subjective and complex judgments that frequently require estimates about matters that are inherently uncertain. Many of these policies, estimates and related judgments are common in the insurance and financial services industries; others are specific to the Company's businesses and operations. Actual results could differ from these estimates.

  Fair Value

     As described below, certain assets and liabilities are measured at estimated fair value on the Company's balance sheets. In addition, the notes to these financial statements include further disclosures of estimated fair values. The Company defines fair value as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. In many cases, the exit price and the transaction (or entry) price will be the same at initial recognition. However, in certain cases, the transaction price may not represent fair value. The fair value of a liability is based on the amount that would be paid to transfer a liability to a third party with the same credit standing. It requires that fair value be a market-based measurement in which the fair value is determined based on a hypothetical transaction at the measurement date, considered from the perspective of a market participant. When quoted prices are not used to determine fair value of an asset, the Company considers

                       METLIFE INVESTORS INSURANCE COMPANY
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)


three broad valuation techniques: (i) the market approach, (ii) the income approach, and (iii) the cost approach. The Company determines the most appropriate valuation technique to use, given what is being measured and the availability of sufficient inputs. The Company prioritizes the inputs to fair valuation techniques and allows for the use of unobservable inputs to the extent that observable inputs are not available. The Company categorizes its assets and liabilities measured at estimated fair value into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). An asset or liability's classification within the fair value hierarchy is based on the lowest level of input to its valuation. The input levels are as follows:

     Level 1 Unadjusted quoted prices in active markets for identical assets or liabilities. The Company defines active markets based on average trading volume for equity securities. The size of the bid/ask spread is used as an indicator of market activity for fixed maturity securities.

     Level 2 Quoted prices in markets that are not active or inputs that are observable either directly or indirectly. Level 2 inputs include quoted prices for similar assets or liabilities other than quoted prices in Level 1; quoted prices in markets that are not active; or other significant inputs that are observable or can be derived principally from or corroborated by observable market data for substantially the full term of the assets or liabilities.

     Level 3 Unobservable inputs that are supported by little or no market activity and are significant to the estimated fair value of the assets or liabilities. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the asset or liability. Level 3 assets and liabilities include financial instruments whose values are determined using pricing models, discounted cash flow methodologies, or similar techniques, as well as instruments for which the determination of estimated fair value requires significant management judgment or estimation.

     Prior to January 1, 2009, the measurement and disclosures of fair value based on exit price excluded certain items such as nonfinancial assets and nonfinancial liabilities initially measured at estimated fair value on a nonrecurring basis.

  Investments

     The accounting policies for each of the Company's investments are as follows:

          Fixed Maturity and Equity Securities. The Company's fixed maturity and equity securities are classified as available-for-sale and are reported at their estimated fair value.

          Unrealized investment gains and losses on these securities are recorded as a separate component of other comprehensive income (loss), net of policyholder related amounts and deferred income taxes. All security transactions are recorded on a trade date basis. Investment gains and losses on sales of securities are determined on a specific identification basis.

          Interest income on fixed maturity securities is recorded when earned using an effective yield method giving effect to amortization of premiums and accretion of discounts. Dividends on equity securities are recorded when declared. These dividends and interest income are recorded in net investment income.

          Included within fixed maturity securities are loan-backed securities including mortgage-backed and asset-backed securities ("ABS"). Amortization of the premium or discount from the purchase of these securities considers the estimated timing and amount of prepayments of the underlying loans. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the prepayments originally anticipated and the actual prepayments received and currently anticipated. Prepayment assumptions for single class and multi-class mortgage-backed and ABS are estimated

                       METLIFE INVESTORS INSURANCE COMPANY
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)


     by management using inputs obtained from third-party specialists, including broker-dealers, and based on management's knowledge of the current market. For credit-sensitive mortgage-backed and ABS and certain prepayment-sensitive securities, the effective yield is recalculated on a prospective basis. For all other mortgage-backed and ABS, the effective yield is recalculated on a retrospective basis.

          The Company periodically evaluates fixed maturity and equity securities for impairment. The assessment of whether impairments have occurred is based on management's case-by-case evaluation of the underlying reasons for the decline in estimated fair value. The Company's review of its fixed maturity and equity securities for impairments includes an analysis of the total gross unrealized losses by three categories of severity and/or age of the gross unrealized loss, as summarized in Note 2 "-- Aging of Gross Unrealized Loss and OTTI Loss for Fixed Maturity and Equity Securities Available-for-Sale." An extended and severe unrealized loss position on a fixed maturity security may not have any impact on the ability of the issuer to service all scheduled interest and principal payments and the Company's evaluation of recoverability of all contractual cash flows or the ability to recover an amount at least equal to its amortized cost based on the present value of the expected future cash flows to be collected. In contrast, for certain equity securities, greater weight and consideration are given by the Company to a decline in market value and the likelihood such market value decline will recover.

          Additionally, management considers a wide range of factors about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used by the Company in the impairment evaluation process include, but are not limited to: (i) the length of time and the extent to which the estimated fair value has been below cost or amortized cost; (ii) the potential for impairments of securities when the issuer is experiencing significant financial difficulties; (iii) the potential for impairments in an entire industry sector or sub-sector; (iv) the potential for impairments in certain economically depressed geographic locations; (v) the potential for impairments of securities where the issuer, series of issuers or industry has suffered a catastrophic type of loss or has exhausted natural resources; (vi) with respect to fixed maturity securities, whether the Company has the intent to sell or will more likely than not be required to sell a particular security before the decline in estimated fair value below cost or amortized cost recovers; (vii) with respect to equity securities, whether the Company's ability and intent to hold the security for a period of time sufficient to allow for the recovery of its estimated fair value to an amount equal to or greater than cost; (viii) unfavorable changes in forecasted cash flows on mortgage-backed and ABS; and (ix) other subjective factors, including concentrations and information obtained from regulators and rating agencies.

          Effective April 1, 2009, the Company prospectively adopted guidance on the recognition and presentation of other-than-temporary impairment ("OTTI") losses as described in "-- Adoption of New Accounting Pronouncements -- Financial Instruments." The guidance requires that an OTTI be recognized in earnings for a fixed maturity security in an unrealized loss position when it is anticipated that the amortized cost will not be recovered. In such situations, the OTTI recognized in earnings is the entire difference between the fixed maturity security's amortized cost and its estimated fair value only when either: (i) the Company has the intent to sell the fixed maturity security; or (ii) it is more likely than not that the Company will be required to sell the fixed maturity security before recovery of the decline in estimated fair value below amortized cost. If neither of these two conditions exist, the difference between the amortized cost of the fixed maturity security and the present value of projected future cash flows expected to be collected is recognized as an OTTI in earnings ("credit loss"). If the estimated fair value is less than the present value of projected future cash flows expected to be collected, this portion of OTTI related to other-than credit factors ("noncredit loss") is recorded in other comprehensive income (loss). There was no change for equity securities which, when an OTTI has occurred, continue to be impaired for the entire difference between the equity security's cost and its estimated fair value

                       METLIFE INVESTORS INSURANCE COMPANY
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)


     with a corresponding charge to earnings. The Company does not make any adjustments for subsequent recoveries in value.

          Prior to the adoption of the OTTI guidance, the Company recognized in earnings an OTTI for a fixed maturity security in an unrealized loss position unless it could assert that it had both the intent and ability to hold the fixed maturity security for a period of time sufficient to allow for a recovery of estimated fair value to the security's amortized cost. Also, prior to the adoption of this guidance, the entire difference between the fixed maturity security's amortized cost basis and its estimated fair value was recognized in earnings if it was determined to have an OTTI.

          With respect to equity securities, the Company considers in its OTTI analysis its intent and ability to hold a particular equity security for a period of time sufficient to allow for the recovery of its estimated fair value to an amount equal to or greater than cost. If a sale decision is made for an equity security and it is not expected to recover to an amount at least equal to cost prior to the expected time of the sale, the security will be deemed other-than-temporarily impaired in the period that the sale decision was made and an OTTI loss will be recorded in earnings. When an OTTI loss has occurred, the OTTI loss is the entire difference between the equity security's cost and its estimated fair value with a corresponding charge to earnings.

          With respect to perpetual hybrid securities that have attributes of both debt and equity, some of which are classified as fixed maturity securities and some of which are classified as non-redeemable preferred stock within equity securities, the Company considers in its OTTI analysis whether there has been any deterioration in credit of the issuer and the likelihood of recovery in value of the securities that are in a severe and extended unrealized loss position. The Company also considers whether any perpetual hybrid securities with an unrealized loss, regardless of credit rating, have deferred any dividend payments. When an OTTI loss has occurred, the OTTI loss is the entire difference between the perpetual hybrid security's cost and its estimated fair value with a corresponding charge to earnings.

          The Company's methodology and significant inputs used to determine the amount of the credit loss on fixed maturity securities under the OTTI guidance are as follows:

          (i) The Company calculates the recovery value by performing a discounted cash flow analysis based on the present value of future cash flows expected to be received. The discount rate is generally the effective interest rate of the fixed maturity security prior to impairment.

          (ii) When determining the collectability and the period over which value is expected to recover, the Company applies the same considerations utilized in its overall impairment evaluation process which incorporates information regarding the specific security, fundamentals of the industry and geographic area in which the security issuer operates, and overall macroeconomic conditions. Projected future cash flows are estimated using assumptions derived from management's best estimates of likely scenario-based outcomes after giving consideration to a variety of variables that include, but are not limited to: general payment terms of the security; the likelihood that the issuer can service the scheduled interest and principal payments; the quality and amount of any credit enhancements; the security's position within the capital structure of the issuer; possible corporate restructurings or asset sales by the issuer; and changes to the rating of the security or the issuer by rating agencies.

          (iii) Additional considerations are made when assessing the unique features that apply to certain structured securities such as residential mortgage-backed securities ("RMBS"), commercial mortgage-backed securities ("CMBS") and ABS. These additional factors for structured securities include, but are not limited to: the quality of underlying collateral; expected prepayment speeds; current and forecasted loss severity; consideration of the payment terms of

                       METLIFE INVESTORS INSURANCE COMPANY
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)


                the underlying assets backing a particular security; and the payment priority within the tranche structure of the security.

          (iv) When determining the amount of the credit loss for United States ("U.S.") and foreign corporate securities, foreign government securities and state and political subdivision securities, management considers the estimated fair value as the recovery value when available information does not indicate that another value is more appropriate. When information is identified that indicates a recovery value other than estimated fair value, management considers in the determination of recovery value the same considerations utilized in its overall impairment evaluation process which incorporates available information and management's best estimate of scenarios-based outcomes regarding the specific security and issuer; possible corporate restructurings or asset sales by the issuer; the quality and amount of any credit enhancements; the security's position within the capital structure of the issuer; fundamentals of the industry and geographic area in which the security issuer operates, and the overall macroeconomic conditions.

          The cost or amortized cost of fixed maturity and equity securities is adjusted for OTTI in the period in which the determination is made. These impairments are included within net investment gains (losses). The Company does not change the revised cost basis for subsequent recoveries in value.

          In periods subsequent to the recognition of OTTI on a fixed maturity security, the Company accounts for the impaired security as if it had been purchased on the measurement date of the impairment. Accordingly, the discount (or reduced premium) based on the new cost basis is accreted into net investment income over the remaining term of the fixed maturity security in a prospective manner based on the amount and timing of estimated future cash flows.

          The Company has invested in certain structured transactions that are variable interest entities ("VIEs"). These structured transactions include hybrid securities and other limited partnership interests. The Company consolidates those VIEs for which it is deemed to be the primary beneficiary. The Company reconsiders whether it is the primary beneficiary for investments designated as VIEs on an annual basis

          Securities Lending. Securities loaned transactions, whereby blocks of securities, which are included in fixed maturity securities and short-term investments, are loaned to third parties, are treated as financing arrangements and the associated liability is recorded at the amount of cash received. At the inception of a loan, the Company obtains collateral, generally cash, in an amount at least equal to 102% of the estimated fair value of the securities loaned and maintains it at a level greater than or equal to 100% for the duration of the loan. The Company monitors the estimated fair value of the securities loaned on a daily basis with additional collateral obtained as necessary. Substantially all of the Company's securities loaned transactions are with brokerage firms and commercial banks. Income and expenses associated with securities loaned transactions are reported as investment income and investment expense, respectively, within net investment income.

          Mortgage Loans. For the purposes of determining valuation allowances, the Company disaggregates its mortgage loan investments into two portfolio segments: (1) commercial and (2) agricultural.

               Mortgage loans are stated at unpaid principal balance, adjusted for any unamortized premium or discount, deferred fees or expenses, and net of valuation allowances. Interest income is accrued on the principal amount of the loan based on the loan's contractual interest rate. Amortization of premiums and discounts is recorded using the effective yield method. Interest income, amortization of premiums and discounts and prepayment fees are reported in net investment income. Interest ceases to accrue when collection of interest is not considered probable and/or when interest or principal payments are past due as follows: commercial -- 60 days; and agricultural -- 90 days. When a loan is placed on non-accrual status, uncollected past due interest is charged-off against net investment income. Generally, the accrual of interest income resumes after all delinquent amounts are paid and management believes all future principal and

                       METLIFE INVESTORS INSURANCE COMPANY
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)


          interest payments will be collected. Cash receipts on non-accruing loans are recorded in accordance with the loan agreement as a reduction of principal and/or interest income. Charge-offs occur upon the realization of a credit loss, typically through foreclosure or after a decision is made to sell a loan. Gain or loss upon charge-off is recorded, net of previously established valuation allowances, in net investment gains (losses). Cash recoveries on principal amounts previously charged-off are generally recorded as an increase to the valuation allowance, unless the valuation allowance adequately provides for expected credit losses; then the recovery is recorded in net investment gains (losses). Gains and losses from sales of loans and increases or decreases to valuation allowances are recorded in net investment gains (losses).

               Mortgage loans are considered to be impaired when it is probable that, based upon current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. Specific valuation allowances are established using the same methodology for both portfolio segments as the excess carrying value of a loan over either: (i) the present value of expected future cash flows discounted at the loan's original effective interest rate, (ii) the estimated fair value of the loan's underlying collateral if the loan is in the process of foreclosure or otherwise collateral dependent, or (iii) the loan's observable market price. A common evaluation framework is used for establishing non-specific valuation allowances for all loan portfolio segments; however, a separate non-specific valuation allowance is calculated and maintained for each loan portfolio segment that is based on inputs unique to each loan portfolio segment. Non-specific valuation allowances are established for pools of loans with similar risk characteristics where a property-specific or market-specific risk has not been identified, but for which the Company expects to incur a credit loss. These evaluations are based upon several loan portfolio segment-specific factors, including the Company's experience for loan losses, defaults and loss severity, and loss expectations for loans with similar risk characteristics. The Company typically uses ten years, or more, of historical experience, in these evaluations. These evaluations are revised as conditions change and new information becomes available.

               All commercial and agricultural loans are monitored on an ongoing basis for potential credit losses. For commercial loans, these ongoing reviews may include an analysis of the property financial statements and rent roll, lease rollover analysis, property inspections, market analysis, estimated valuations of the underlying collateral, loan-to-value ratios, debt service coverage ratios, and tenant creditworthiness. The monitoring process focuses on higher risk loans, which include those that are classified as restructured, potentially delinquent, delinquent or in foreclosure, as well as loans with higher loan-to-value ratios and lower debt service coverage ratios. The monitoring process for agricultural loans is generally similar, with a focus on higher risk loans, including reviews on a geographic and property-type basis. Higher risk commercial and agricultural loans are reviewed individually on an ongoing basis for potential credit loss and specific valuation allowances are established using the methodology described above for all loan portfolio segments. Quarterly, the remaining loans are reviewed on a pool basis by aggregating groups of loans that have similar risk characteristics for potential credit loss, and non-specific valuation allowances are established as described above using inputs that are unique to each segment of the loan portfolio.

               For commercial loans, the Company's primary credit quality indicator is the debt service coverage ratio, which compares a property's net operating income to amounts needed to service the principal and interest due under the loan. Generally, the lower the debt service coverage ratio, the higher the risk of experiencing a credit loss. The values utilized in calculating these ratios are developed in connection with the ongoing review of the commercial loan portfolio and are routinely updated.

               For agricultural loans, the Company's primary credit quality indicator is the loan-to-value ratio. Loan-to-value ratios compare the amount of the loan to the estimated fair value of the underlying collateral. A loan-to-value ratio greater than 100% indicates that the loan amount is greater than the collateral value. A loan-to-value ratio of less than 100% indicates an excess of collateral value over the loan amount. Generally, the higher the loan-to-value ratio, the higher the risk of experiencing a credit loss.

                       METLIFE INVESTORS INSURANCE COMPANY
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)


          The values utilized in calculating these ratios are developed in connection with the ongoing review of the agricultural loan portfolio and are routinely updated.

          Policy Loans. Policy loans are stated at unpaid principal balances. Interest income on such loans is recorded as earned in net investment income using the contractually agreed upon interest rate. Generally, interest is capitalized on the policy's anniversary date. Valuation allowances are not established for policy loans, as these loans are fully collateralized by the cash surrender value of the underlying insurance policies. Any unpaid principal or interest on the loan is deducted from the cash surrender value or the death benefit prior to settlement of the policy.

          Other Limited Partnership Interests. The Company uses the equity method of accounting for investments in other limited partnership interests consisting of leveraged buy-out funds and other private equity funds, in which it has more than a minor equity interest or more than a minor influence over the joint venture's or partnership's operations, but does not have a controlling interest and is not the primary beneficiary. The equity method is also used for such investments in which the Company has more than a minor influence or more than a 20% interest. Generally, the Company records its share of earnings using a three-month lag methodology for instances where the timely financial information is available and the contractual right exists to receive such financial information on a timely basis. The Company uses the cost method of accounting for investments in other limited partnership interests in which it has a minor equity investment and virtually no influence over the joint venture's or the partnership's operations. The Company reports the distributions from other limited partnership interests accounted for under the cost method and equity in earnings from other limited partnership interests accounted for under the equity method in net investment income. In addition to the investees performing regular evaluations for the impairment of underlying investments, the Company routinely evaluates its investments in other limited partnerships for impairments. The Company considers its cost method investments for OTTI when the carrying value of other limited partnership interests exceeds the net asset value ("NAV"). The Company takes into consideration the severity and duration of this excess when deciding if the cost method investment is other-than-temporarily impaired. For equity method investees, the Company considers financial and other information provided by the investee, other known information and inherent risks in the underlying investments, as well as future capital commitments, in determining whether an impairment has occurred. When an OTTI is deemed to have occurred, the Company records a realized capital loss within net investment gains (losses) to record the investment at its estimated fair value.

          Short-term Investments. Short-term investments include investments with remaining maturities of one year or less, but greater than three months, at the time of purchase and are stated at amortized cost, which approximates estimated fair value, or stated at estimated fair value, if available. Short-term investments also include investments in an affiliated money market pool.

          Other Invested Assets. Other invested assets consist principally of freestanding derivatives with positive estimated fair values, which are described in the derivatives accounting policy which follows.

          Investments Risks and Uncertainties. The Company's investments are exposed to four primary sources of risk: credit, interest rate, liquidity risk, and market valuation. The financial statement risks, stemming from such investment risks, are those associated with the determination of estimated fair values, the diminished ability to sell certain investments in times of strained market conditions, the recognition of impairments, the recognition of income on certain investments and the potential consolidation of VIEs. The use of different methodologies, assumptions and inputs relating to these financial statement risks may have a material effect on the amounts presented within the financial statements.

          When available, the estimated fair value of the Company's fixed maturity and equity securities are based on quoted prices in active markets that are readily and regularly obtainable. Generally, these are the most liquid of the Company's securities holdings and valuation of these securities does not involve management judgment.

                       METLIFE INVESTORS INSURANCE COMPANY
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

     When quoted prices in active markets are not available, the determination of estimated fair value is based on market standard valuation methodologies. The market standard valuation methodologies utilized include: discounted cash flow methodologies, matrix pricing or other similar techniques. The inputs to these market standard valuation methodologies include, but are not limited to: interest rates, credit standing of the issuer or counterparty, industry sector of the issuer, coupon rate, call provisions, sinking fund requirements, maturity, estimated duration and management's assumptions regarding liquidity and estimated future cash flows. Accordingly, the estimated fair values are based on available market information and management's judgments about financial instruments.

     The significant inputs to the market standard valuation methodologies for certain types of securities with reasonable levels of price transparency are inputs that are observable in the market or can be derived principally from or corroborated by observable market data. Such observable inputs include benchmarking prices for similar assets in active, liquid markets, quoted prices in markets that are not active and observable yields and spreads in the market.

     When observable inputs are not available, the market standard valuation methodologies for determining the estimated fair value of certain types of securities that trade infrequently, and therefore have little or no price transparency, rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from or corroborated by observable market data. These unobservable inputs can be based in large part on management judgment or estimation, and cannot be supported by reference to market activity. Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and consistent with what other market participants would use when pricing such securities.

     Financial markets are susceptible to severe events evidenced by rapid depreciation in asset values accompanied by a reduction in asset liquidity. The Company's ability to sell securities, or the price ultimately realized for these securities, depends upon the demand and liquidity in the market and increases the use of judgment in determining the estimated fair value of certain securities.

     The determination of the amount of allowances and impairments, as applicable, is described previously by investment type. The determination of such allowances and impairments is highly subjective and is based upon the Company's periodic evaluation and assessment of known and inherent risks associated with the respective asset class. Such evaluations and assessments are revised as conditions change and new information becomes available.

     The recognition of income on certain investments (e.g., loan-backed securities, including mortgage-backed and ABS, etc.) is dependent upon market conditions, which could result in prepayments and changes in amounts to be earned.

     The accounting guidance for the determination of when an entity is a VIE and when to consolidate a VIE is complex and requires significant management judgment. The determination of the VIE's primary beneficiary requires an evaluation of the contractual and implied rights and obligations associated with each party's relationship with or involvement in the entity, an estimate of the entity's expected losses and expected residual returns and the allocation of such estimates to each party involved in the entity. The Company generally uses a qualitative approach to determine whether it is the primary beneficiary.

     For most VIEs, the entity that has both the ability to direct the most significant activities of the VIE and the obligation to absorb losses or receive benefits that could be significant to the VIE is considered the primary beneficiary. However, for VIEs that are investment companies or apply measurement principles consistent with those utilized by investment companies, the primary beneficiary is based on a risks and rewards model and is defined as the entity that will absorb a majority of a VIE's expected losses, receive a majority of a VIE's expected residual returns if no single entity absorbs a majority of expected losses, or both. The Company reassesses its involvement with VIEs on an annual basis. The use of different methodologies, assumptions and inputs in the

                       METLIFE INVESTORS INSURANCE COMPANY
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)


determination of the primary beneficiary could have a material effect on the amounts presented within the financial statements. The Company did not consolidate any of its VIEs at December 31, 2010 and 2009.

  Derivative Financial Instruments

     Derivatives are financial instruments whose values are derived from interest rates, foreign currency exchange rates, or other financial indices. Derivatives may be exchange-traded or contracted in the over-the-counter market. The Company uses a variety of derivatives, including swaps, futures and option contracts, to manage various risks relating to its ongoing business. To a lesser extent, the Company uses credit derivatives, such as credit default swaps, to synthetically replicate investment risks and returns which are not readily available in the cash market. The Company also purchases certain securities, issues certain insurance policies and investment contracts and engages in certain reinsurance contracts that have embedded derivatives.

     Freestanding derivatives are carried on the Company's balance sheets either as assets within other invested assets or as liabilities within other liabilities at estimated fair value as determined through the use of quoted market prices for exchange-traded derivatives or through the use of pricing models for over-the-counter derivatives. The determination of estimated fair value, when quoted market values are not available, is based on market standard valuation methodologies and inputs that are assumed to be consistent with what other market participants would use when pricing the instruments. Derivative valuations can be affected by changes in interest rates, foreign currency exchange rates, financial indices, credit spreads, default risk (including the counterparties to the contract), volatility, liquidity and changes in estimates and assumptions used in the pricing models.

     The Company does not offset the fair value amounts recognized for derivatives executed with the same counterparty under the same master netting agreement.

     If a derivative is not designated as an accounting hedge or its use in managing risk does not qualify for hedge accounting, changes in the estimated fair value of the derivative are generally reported in net derivative gains (losses). The fluctuations in estimated fair value of derivatives which have not been designated for hedge accounting can result in significant volatility in net income.

     To qualify for hedge accounting, at the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction, as well as its designation of the hedge as either: (i) a hedge of the estimated fair value of a recognized asset or liability ("fair value hedge"); or (ii) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability ("cash flow hedge"). In this documentation, the Company sets forth how the hedging instrument is expected to hedge the designated risks related to the hedged item and sets forth the method that will be used to retrospectively and prospectively assess the hedging instrument's effectiveness and the method which will be used to measure ineffectiveness. A derivative designated as a hedging instrument must be assessed as being highly effective in offsetting the designated risk of the hedged item. Hedge effectiveness is formally assessed at inception and periodically throughout the life of the designated hedging relationship. Assessments of hedge effectiveness and measurements of ineffectiveness are also subject to interpretation and estimation and different interpretations or estimates may have a material effect on the amount reported in net income.

     The accounting for derivatives is complex and interpretations of the primary accounting guidance continue to evolve in practice. Judgment is applied in determining the availability and application of hedge accounting designations and the appropriate accounting treatment under such accounting guidance. If it was determined that hedge accounting designations were not appropriately applied, reported net income could be materially affected.

     Under a fair value hedge, changes in the estimated fair value of the hedging derivative, including amounts measured as ineffectiveness, and changes in the estimated fair value of the hedged item related to the designated risk being hedged, are reported within net derivative gains (losses). The estimated fair values of the hedging derivatives are exclusive of any accruals that are separately reported in the statements of operations within interest income or

                       METLIFE INVESTORS INSURANCE COMPANY
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)


interest expense to match the location of the hedged item. However, accruals that are not scheduled to settle until maturity are included in the estimated fair value of derivatives in the balance sheets.

     Under a cash flow hedge, changes in the estimated fair value of the hedging derivative measured as effective are reported within other comprehensive income
(loss), a separate component of stockholder's equity and the deferred gains or losses on the derivative are reclassified into the statements of operations when the Company's earnings are affected by the variability in cash flows of the hedged item. Changes in the estimated fair value of the hedging instrument measured as ineffectiveness are reported within net derivative gains (losses). The estimated fair values of the hedging derivatives are exclusive of any accruals that are separately reported in the statements of operations within interest income or interest expense to match the location of the hedged item. However, accruals that are not scheduled to settle until maturity are included in the estimated fair value of derivatives in the balance sheets.

     The Company discontinues hedge accounting prospectively when: (i) it is determined that the derivative is no longer highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item; (ii) the derivative expires, is sold, terminated, or exercised; (iii) it is no longer probable that the hedged forecasted transaction will occur; or (iv) the derivative is de-designated as a hedging instrument.

     When hedge accounting is discontinued because it is determined that the derivative is not highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item, the derivative continues to be carried in the balance sheets at its estimated fair value, with changes in estimated fair value recognized currently in net derivative gains (losses). The carrying value of the hedged recognized asset or liability under a fair value hedge is no longer adjusted for changes in its estimated fair value due to the hedged risk, and the cumulative adjustment to its carrying value is amortized into income over the remaining life of the hedged item. Provided the hedged forecasted transaction is still probable of occurrence, the changes in estimated fair value of derivatives recorded in other comprehensive income (loss) related to discontinued cash flow hedges are released into the statements of operations when the Company's earnings are affected by the variability in cash flows of the hedged item.

     When hedge accounting is discontinued because it is no longer probable that the forecasted transactions will occur on the anticipated date or within two months of that date, the derivative continues to be carried in the balance sheets at its estimated fair value, with changes in estimated fair value recognized currently in net derivative gains (losses). Deferred gains and losses of a derivative recorded in other comprehensive income (loss) pursuant to the discontinued cash flow hedge of a forecasted transaction that is no longer probable are recognized immediately in net derivative gains (losses).

     In all other situations in which hedge accounting is discontinued, the derivative is carried at its estimated fair value in the balance sheets, with changes in its estimated fair value recognized in the current period as net derivative gains (losses).

     The Company is also a party to financial instruments that contain terms which are deemed to be embedded derivatives. The Company assesses each identified embedded derivative to determine whether it is required to be bifurcated. If the instrument would not be accounted for in its entirety at estimated fair value and it is determined that the terms of the embedded derivative are not clearly and closely related to the economic characteristics of the host contract, and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host contract and accounted for as a freestanding derivative. Such embedded derivatives are carried in the balance sheets at estimated fair value with the host contract and changes in their estimated fair value are generally reported in net derivative gains (losses). If the Company is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses) or net investment income. Additionally, the Company may elect to carry an entire contract on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in

                       METLIFE INVESTORS INSURANCE COMPANY
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)


net investment gains (losses) or net investment income if that contract contains an embedded derivative that requires bifurcation.

  Cash and Cash Equivalents

     The Company considers all highly liquid investments purchased with an original or remaining maturity of three months or less at the date of purchase to be cash equivalents. Cash equivalents are stated at amortized cost, which approximates estimated fair value.

  Computer Software

     Computer software, which is included in other assets, is stated at cost, less accumulated amortization. Purchased software costs, as well as certain internal and external costs incurred to develop internal-use computer software during the application development stage, are capitalized. Such costs are amortized generally over a four-year period using the straight-line method. The cost basis of computer software was $11 million and $6 million at December 31, 2010 and 2009, respectively. Accumulated amortization of capitalized software was $2 million and less than $1 million at December 31, 2010 and 2009, respectively. Related amortization expense was $2 million and less than $1 million for the years ended December 31, 2010 and 2009, respectively. There was no amortization expense for the year ended December 31, 2008.

  Deferred Policy Acquisition Costs ("DAC") and Value of Business Acquired ("VOBA")

     The Company incurs significant costs in connection with acquiring new and renewal insurance business. Costs that vary with and relate to the production of new business are deferred as DAC. Such costs consist principally of commissions and agency and policy issuance expenses. VOBA is an intangible asset that represents the excess of book value over the estimated fair value of acquired insurance, annuity, and investment-type contracts in-force at the acquisition date. The estimated fair value of the acquired liabilities is based on actuarially determined projections, by each block of business, of future policy and contract charges, premiums, mortality and morbidity, separate account performance, surrenders, operating expenses, investment returns, nonperformance risk adjustment and other factors. Actual experience on the purchased business may vary from these projections. The recovery of DAC and VOBA is dependent upon the future profitability of the related business. DAC and VOBA are aggregated in the financial statements for reporting purposes.

     DAC and VOBA on life insurance or investment-type contracts are amortized in proportion to gross profits, depending on the type of contract as described below.

     The Company amortizes DAC and VOBA related to fixed and variable universal life contracts and fixed and variable deferred annuity contracts over the estimated lives of the contracts in proportion to actual and expected future gross profits. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The amount of future gross profits is dependent principally upon returns in excess of the amounts credited to policyholders, mortality, persistency, interest crediting rates, expenses to administer the business, creditworthiness of reinsurance counterparties, the effect of any hedges used and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns, expenses and persistency are reasonably likely to impact significantly the rate of DAC and VOBA amortization. Each reporting period, the Company updates the estimated gross profits with the actual gross profits for that period. When the actual gross profits change from previously estimated gross profits, the cumulative DAC and VOBA amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross profits exceed those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross profits are below the previously estimated gross profits. Each reporting period, the Company also updates the actual amount of business remaining in-force, which impacts expected future gross profits. When expected future gross profits are below those previously estimated, the DAC

                       METLIFE INVESTORS INSURANCE COMPANY
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)


and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the expected future gross profits are above the previously estimated expected future gross profits. Each period, the Company also reviews the estimated gross profits for each block of business to determine the recoverability of DAC and VOBA balances.

     Separate account rates of return on variable universal life contracts and variable deferred annuity contracts affect in-force account balances on such contracts each reporting period which can result in significant fluctuations in amortization of DAC and VOBA. Returns that are higher than the Company's long-term expectation produce higher account balances, which increases the Company's future fee expectations and decreases future benefit payment expectations on minimum death and living benefit guarantees, resulting in higher expected future gross profits. The opposite result occurs when returns are lower than the Company's long-term expectation. The Company's practice to determine the impact of gross profits resulting from returns on separate accounts assumes that long-term appreciation in equity markets is not changed by short-term market fluctuations, but is only changed when sustained interim deviations are expected. The Company monitors these events and only changes the assumption when its long-term expectation changes.

     The Company also periodically reviews other long-term assumptions underlying the projections of estimated gross profits. These include investment returns, interest crediting rates, mortality, persistency and expenses to administer business. Management annually updates assumptions used in the calculation of estimated gross profits which may have significantly changed. If the update of assumptions causes expected future gross profits to increase, DAC and VOBA amortization will decrease, resulting in a current period increase to earnings. The opposite result occurs when the assumption update causes expected future gross profits to decrease.

     Periodically, the Company modifies product benefits, features, rights or coverages that occur by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by election or coverage within a contract. If such modification, referred to as an internal replacement, substantially changes the contract, the associated DAC or VOBA is written off immediately through income and any new deferrable costs associated with the replacement contract are deferred. If the modification does not substantially change the contract, the DAC or VOBA amortization on the original contract will continue and any acquisition costs associated with the related modification are expensed.

  Sales Inducements

     The Company generally has two different types of sales inducements which are included in other assets: (i) the policyholder receives a bonus whereby the policyholder's initial account balance is increased by an amount equal to a specified percentage of the customer's deposit; and (ii) the policyholder receives a higher interest rate using a dollar cost averaging method than would have been received based on the normal general account interest rate credited. The Company defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC. The amortization of sales inducements is included in policyholder benefits and claims. Each year, or more frequently if circumstances indicate a potentially significant recoverability issue exists, the Company reviews the deferred sales inducements to determine the recoverability of these balances.

  Goodwill

     Goodwill, which is included in other assets, is the excess of cost over the estimated fair value of net assets acquired which represents the future economic benefits arising from such net assets acquired that could not be individually identified. Goodwill is not amortized but is tested for impairment at least annually or more frequently if events or circumstances, such as adverse changes in the business climate, indicate that there may be justification for conducting an interim test. The Company performs its annual goodwill impairment testing during the third quarter of each year based upon data as of the close of the second quarter. Goodwill associated with a business acquisition is

                       METLIFE INVESTORS INSURANCE COMPANY
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)


not tested for impairment during the year the business is acquired unless there is a significant identified impairment event.

     Impairment testing is performed using the fair value approach, which requires the use of estimates and judgment, at the "reporting unit" level. A reporting unit is the operating segment or a business one level below the operating segment, if discrete financial information is prepared and regularly reviewed by management at that level. Management has concluded that the Company has one reporting unit.

     For purposes of goodwill impairment testing, if the carrying value of the reporting unit exceeds its estimated fair value, there might be an indication of impairment. In such instances, the implied fair value of the goodwill is determined in the same manner as the amount of goodwill that would be determined in a business acquisition. The excess of the carrying value of goodwill over the implied fair value of goodwill would be recognized as an impairment and recorded as a charge against net income.

     In performing the Company's goodwill impairment tests, the estimated fair value of the reporting unit is determined using a market multiple approach. When further corroboration is required, the Company uses a discounted cash flow model.

     The key inputs, judgments and assumptions necessary in determining estimated fair value of the reporting unit include projected earnings, current book value, the level of economic capital required to support the mix of business, long-term growth rates, comparative market multiples, the level of interest rates, credit spreads, equity market levels and the discount rate that the Company believes is appropriate to the risk associated with the reporting unit. The Company applies significant judgment when determining the estimated fair value of the Company's reporting unit. The valuation methodologies utilized are subject to key judgments and assumptions that are sensitive to change. Estimates of fair value are inherently uncertain and represent only management's reasonable expectation regarding future developments. These estimates and the judgments and assumptions upon which the estimates are based will, in all likelihood, differ in some respects from actual future results. Declines in the estimated fair value of the Company's reporting unit could result in goodwill impairments in future periods.

     During the 2010 impairment test of goodwill, the Company concluded that the fair value of the reporting unit was in excess of the carrying value and, therefore, goodwill was not impaired. On an ongoing basis, the Company evaluates potential triggering events that may affect the estimated fair value of the Company's reporting unit to assess whether any goodwill impairment exists. Deteriorating or adverse market conditions may have an impact on the estimated fair value and could result in future impairments of goodwill. Additionally, the Company recognized no impairments of goodwill during the years ended December 31, 2009 and 2008. Goodwill was $33 million at both December 31, 2010 and 2009.

  Liability for Future Policy Benefits and Policyholder Account Balances

     The Company establishes liabilities for amounts payable under insurance policies, including traditional life insurance and traditional annuities. Generally, amounts are payable over an extended period of time and related liabilities are calculated as the present value of future expected benefits to be paid reduced by the present value of future expected premiums. Such liabilities are established based on methods and underlying assumptions in accordance with GAAP and applicable actuarial standards. Principal assumptions used in the establishment of liabilities for future policy benefits are mortality, policy lapse, renewal, investment returns, inflation, expenses and other contingent events as appropriate to the respective product type. These assumptions are established at the time the policy is issued and are intended to estimate the experience for the period the policy benefits are payable. Utilizing these assumptions, liabilities are established on a block of business basis.

     Future policy benefit liabilities for non-participating traditional life insurance policies are equal to the aggregate of the present value of expected future benefit payments and related expenses less the present value of expected future net premiums. Assumptions as to mortality and persistency are based upon the Company's

                       METLIFE INVESTORS INSURANCE COMPANY
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)


experience when the basis of the liability is established. Interest rate assumptions used in establishing such liabilities are approximately 5%.

     Future policy benefit liabilities for traditional fixed annuities after annuitization are equal to the present value of expected future payments. Interest rate assumptions used in establishing such liabilities range from 3% to 8%.

     The Company establishes future policy benefit liabilities for minimum death and income benefit guarantees relating to certain annuity contracts as follows:

     - Guaranteed minimum death benefit ("GMDB") liabilities are determined by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used in estimating the GMDB liabilities are consistent with those used for amortizing DAC, and are thus subject to the same variability and risk. The assumptions of investment performance and volatility are consistent with the historical experience of the appropriate underlying equity index, such as the Standard & Poor's ("S&P") 500 Index. The benefit assumptions used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

     - Guaranteed minimum income benefit ("GMIB") liabilities are determined by estimating the expected value of the income benefits in excess of the projected account balance at any future date of annuitization and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used for estimating the GMIB liabilities are consistent with those used for estimating the GMDB liabilities. In addition, the calculation of guaranteed annuitization benefit liabilities incorporates an assumption for the percentage of the potential annuitizations that may be elected by the contractholder. Certain GMIBs have settlement features that result in a portion of that guarantee being accounted for as an embedded derivative and are recorded in policyholder account balances as described below.

     The Company establishes policyholder account balances for guaranteed minimum benefits relating to certain variable annuity products as follows:

     - Guaranteed minimum withdrawal benefits ("GMWB") guarantee the contractholder a return of their purchase payment via partial withdrawals, even if the account value is reduced to zero, provided that the contractholder's cumulative withdrawals in a contract year do not exceed a certain limit. The initial guaranteed withdrawal amount is equal to the initial benefit base as defined in the contract (typically, the initial purchase payments plus applicable bonus amounts). The GMWB is an embedded derivative, which is measured at estimated fair value separately from the host variable annuity product. The risk associated with GMWB riders written is ceded 100% to an affiliate through a reinsurance agreement.

     - Guaranteed minimum accumulation benefits ("GMAB") and settlement features in certain GMIB described above provide the contractholder, after a specified period of time determined at the time of issuance of the variable annuity contract, with a minimum accumulation of their purchase payments even if the account value is reduced to zero. The initial guaranteed accumulation amount is equal to the initial benefit base as defined in the contract (typically, the initial purchase payments plus applicable bonus amounts). The GMAB is an embedded derivative, which is measured at estimated fair value separately from the host variable annuity product. The risk associated with GMAB riders written is ceded 100% to an affiliate through a reinsurance agreement.

                       METLIFE INVESTORS INSURANCE COMPANY
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

     For GMWB, GMAB and certain GMIB, the initial benefit base is increased by additional purchase payments made within a certain time period and decreases by benefits paid and/or withdrawal amounts. After a specified period of time, the benefit base may also increase as a result of an optional reset as defined in the contract.

     GMWB, GMAB and certain GMIB are accounted for as embedded derivatives with changes in estimated fair value reported in net derivative gains (losses).

     At inception of the GMWB, GMAB and certain GMIB contracts, the Company attributes to the embedded derivative a portion of the projected future guarantee fees to be collected from the policyholder equal to the present value of projected future guaranteed benefits. Any additional fees represent "excess" fees and are reported in universal life and investment-type product policy fees.

     The estimated fair values of these embedded derivatives are then determined based on the present value of projected future benefits minus the present value of projected future fees. The projections of future benefits and future fees require capital market and actuarial assumptions including expectations concerning policyholder behavior. A risk neutral valuation methodology is used under which the cash flows from the guarantees are projected under multiple capital market scenarios using observable risk free rates. The valuation of these embedded derivatives also includes an adjustment for the Company's nonperformance risk and risk margins for non-capital market inputs. The nonperformance adjustment is determined by taking into consideration publicly available information relating to spreads in the secondary market for MetLife's debt, including related credit default swaps. These observable spreads are then adjusted, as necessary, to reflect the priority of these liabilities and the claims paying ability of the issuing insurance subsidiaries compared to MetLife. Risk margins are established to capture the non-capital market risks of the instrument which represent the additional compensation a market participant would require to assume the risks related to the uncertainties of such actuarial assumptions as annuitization, premium persistency, partial withdrawal and surrenders. The establishment of risk margins requires the use of significant management judgment.

     These guaranteed minimum benefits may be more costly than expected in volatile or declining equity markets. Market conditions including, but not limited to, changes in interest rates, equity indices, market volatility and foreign currency exchange rates, changes in nonperformance risk and variations in actuarial assumptions regarding policyholder behavior, mortality and risk margins related to non-capital market inputs may result in significant fluctuations in the estimated fair value of the guarantees that could materially affect net income.

     The Company cedes the risks associated with certain of the GMIB, GMAB and GMWB guarantees described in the preceding paragraphs to an affiliated reinsurance company. These reinsurance contracts contain embedded derivatives which are included in premiums, reinsurance and other receivables with changes in estimated fair value reported in net derivative gains (losses). The value of these embedded derivatives on the ceded risks is determined using a methodology consistent with that described previously for the guarantees directly written by the Company.

     In addition to ceding risks associated with guarantees that are accounted for as embedded derivatives, the Company also cedes to the same affiliated reinsurance company certain directly written GMIB guarantees that are accounted for as insurance (i.e., not as embedded derivatives) and the reinsurance contract contains an embedded derivative. These embedded derivatives are included in premiums, reinsurance and other receivables with changes in estimated fair value reported in net derivative gains (losses). The value of these embedded derivatives on these ceded risks is determined using a methodology consistent with that described previously for the guarantees directly written by the Company.

     The Company periodically reviews its estimates of actuarial liabilities for future policy benefits and compares them with its actual experience. Differences between actual experience and the assumptions used in pricing these policies and guarantees and in the establishment of the related liabilities result in variances in profit and could result in losses. The effects of changes in such estimated liabilities are included in the results of operations in the period in which the changes occur.

                       METLIFE INVESTORS INSURANCE COMPANY
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

     Policyholder account balances relate to investment-type contracts, universal life-type policies and certain guaranteed minimum benefits. Investment-type contracts principally include traditional individual fixed annuities in the accumulation phase and non-variable group annuity contracts. Policyholder account balances for these contracts are equal to: (i) policy account values, which consist of an accumulation of gross premium payments; and
(ii) credited interest, ranging from 1% to 12% less expenses, mortality charges, and withdrawals.

  Other Policy-Related Balances

     Other policy-related balances include policy and contract claims and unearned revenue liabilities.

     The liability for policy and contract claims generally relates to incurred but not reported death claims, as well as claims which have been reported but not yet settled. The liability for these claims is based on the Company's estimated ultimate cost of settling all claims. The Company derives estimates for the development of incurred but not reported claims principally from actuarial analyses of historical patterns of claims and claims development for each line of business. The methods used to determine these estimates are continually reviewed. Adjustments resulting from this continuous review process and differences between estimates and payments for claims are recognized in policyholder benefits and claims expense in the period in which the estimates are changed or payments are made.

     The unearned revenue liability relates to universal life-type and investment-type products and represents policy charges for services to be provided in future periods. The charges are deferred as unearned revenue and amortized using the product's estimated gross profits, similar to DAC. Such amortization is recorded in universal life and investment-type product policy fees.

  Recognition of Insurance Revenue and Related Benefits

     Premiums related to traditional life and annuity policies with life contingencies are recognized as revenues when due from policyholders. Policyholder benefits and expenses are provided against such revenues to recognize profits over the estimated lives of the policies. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into operations in a constant relationship to insurance in-force or, for annuities, the amount of expected future policy benefit payments.

     Deposits related to universal life-type and investment-type products are credited to policyholder account balances. Revenues from such contracts consist of amounts assessed against policyholder account balances for mortality, policy administration and surrender charges and are recorded in universal life and investment-type product policy fees in the period in which services are provided. Amounts that are charged to operations include interest credited and benefit claims incurred in excess of related policyholder account balances.

     Premiums, policy fees, policyholder benefits and expenses are presented net of reinsurance.

     The portion of fees allocated to embedded derivatives described previously is recognized within net derivative gains (losses) as part of the estimated fair value of embedded derivatives.

  Other Revenues

     Other revenues primarily include, in addition to items described elsewhere herein, fee income on financial reinsurance treaties. Such fees are recognized in the period in which services are performed.

  Income Taxes

     The Company joins with MetLife and its includable life insurance and non-life insurance subsidiaries in filing a consolidated U.S. federal income tax return in accordance with the provisions of the Internal Revenue Code of 1986, as amended. The Company participates in a tax sharing agreement with MetLife. The agreement provides that

                       METLIFE INVESTORS INSURANCE COMPANY
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)


current income tax expense (benefit) is computed on a separate return basis and members of the tax group shall make payments (receive reimbursement) to (from) MetLife to the extent that their incomes (losses and other credits) contribute to (reduce) the consolidated income tax expense. The consolidating companies are reimbursed for net operating losses or other tax attributes they have generated when utilized in the consolidated return.

     The Company's accounting for income taxes represents management's best estimate of various events and transactions.

     Deferred tax assets and liabilities resulting from temporary differences between the financial reporting and tax bases of assets and liabilities are measured at the balance sheet date using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse.

     The realization of deferred tax assets depends upon the existence of sufficient taxable income within the carryback or carryforward periods under the tax law in the applicable tax jurisdiction. Valuation allowances are established when management determines, based on available information, that it is more likely than not that deferred income tax assets will not be realized. Significant judgment is required in determining whether valuation allowances should be established, as well as the amount of such allowances. When making such determination, consideration is given to, among other things, the following:

     (i) future taxable income exclusive of reversing temporary differences and carryforwards;

     (ii) future reversals of existing taxable temporary differences;

     (iii) taxable income in prior carryback years; and

     (iv) tax planning strategies.

     The Company may be required to change its provision for income taxes in certain circumstances. Examples of such circumstances include when the ultimate deductibility of certain items is challenged by taxing authorities (See Note 8) or when estimates used in determining valuation allowances on deferred tax assets significantly change or when receipt of new information indicates the need for adjustment in valuation allowances. Additionally, future events such as changes in tax laws, tax regulations, or interpretations of such laws or regulations, could have an impact on the provision for income tax and the effective tax rate. Any such changes could significantly affect the amounts reported in the financial statements in the year these changes occur.

     The Company determines whether it is more-likely-than-not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the financial statements. A tax position is measured at the largest amount of benefit that is greater than 50 percent likely of being realized upon settlement. Unrecognized tax benefits due to tax uncertainties that do not meet the threshold are included within other liabilities and are charged to earnings in the period that such determination is made.

     The Company classifies interest recognized as interest expense and penalties recognized as a component of income tax.

  Reinsurance

     The Company enters into reinsurance agreements primarily as a purchaser of reinsurance for its various insurance products.

     For each of its reinsurance agreements, the Company determines whether the agreement provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards. The Company reviews all contractual features, particularly those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims.

                       METLIFE INVESTORS INSURANCE COMPANY
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

     For reinsurance of existing in-force blocks of long-duration contracts that transfer significant insurance risk, the difference, if any, between the amounts paid, and the liabilities ceded related to the underlying contracts is considered the net cost of reinsurance at the inception of the reinsurance agreement. The net cost of reinsurance is recorded as an adjustment to DAC and recognized as a component of other expenses on a basis consistent with the way the acquisition costs on the underlying reinsured contracts would be recognized. Subsequent amounts paid on the reinsurance of in-force blocks, as well as amounts paid related to new business, are recorded as ceded premiums and ceded future policy benefit liabilities are established.

     The assumptions used to account for long-duration reinsurance agreements are consistent with those used for the underlying contracts. Ceded policyholder and contract related liabilities, other than those currently due, are reported gross on the balance sheet.

     Amounts currently recoverable under reinsurance agreements are included in premiums, reinsurance and other receivables and amounts currently payable are included in other liabilities. Such assets and liabilities relating to reinsurance agreements with the same reinsurer may be recorded net on the balance sheet, if a right of offset exists within the reinsurance agreement. In the event that reinsurers do not meet their obligations to the Company under the terms of the reinsurance agreements, reinsurance balances recoverable could become uncollectible. In such instances, reinsurance recoverable balances are stated net of allowances for uncollectible reinsurance.

     Premiums, fees and policyholder benefits and claims are net of reinsurance ceded. Amounts received from reinsurers for policy administration are reported in other revenues.

     If the Company determines that a reinsurance agreement does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the agreement using the deposit method of accounting. Deposits received are included in other liabilities and deposits made are included within premiums, reinsurance and other receivables. As amounts are paid or received, consistent with the underlying contracts, the deposit assets or liabilities are adjusted. Interest on such deposits is recorded as other revenues or other expenses, as appropriate. Periodically, the Company evaluates the adequacy of the expected payments or recoveries and adjusts the deposit asset or liability through other revenues or other expenses, as appropriate.

     Accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risks. The Company periodically reviews actual and anticipated experience compared to the aforementioned assumptions used to establish assets and liabilities relating to ceded reinsurance and evaluates the financial strength of counterparties to its reinsurance agreements using criteria similar to that evaluated in the security impairment process discussed previously.

     Cessions under reinsurance arrangements do not discharge the Company's obligations as the primary insurer.

  Litigation Contingencies

     The Company is a party to legal actions and is involved in regulatory investigations. On a quarterly and annual basis, the Company reviews relevant information with respect to liabilities for litigation, regulatory investigations and litigation-related contingencies to be reflected in the Company's financial statements. Given the inherent unpredictability of these matters, it is difficult to estimate the impact on the Company's financial position. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. Although it is possible that an adverse outcome in certain matters could have a material adverse effect upon the Company's financial position, based on information currently known by the Company's management, in its opinion, the outcome of such pending investigations and legal proceedings are not likely to have such an effect. However, it is possible that an adverse outcome in certain of the Company's litigation and regulatory investigations, or the use of different assumptions in the determination of amounts recorded could, from time to time, have a material adverse effect upon the Company's net income or cash flows in particular annual periods.

                       METLIFE INVESTORS INSURANCE COMPANY
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

  Separate Accounts

     Separate accounts are established in conformity with insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. Assets within the Company's separate accounts are comprised of actively traded mutual funds. The Company reports separately, as assets and liabilities, investments held in separate accounts and liabilities of the separate accounts if: (i) such separate accounts are legally recognized; (ii) assets supporting the contract liabilities are legally insulated from the Company's general account liabilities; (iii) investments are directed by the contractholder; and
(iv) all investment performance, net of contract fees and assessments, is passed through to the contractholder. The Company reports separate account assets meeting such criteria at their fair value which is based on the estimated fair values of the underlying assets comprising the portfolios of an individual separate account. Investment performance (including investment income, net investment gains (losses) and changes in unrealized gains (losses)) and the corresponding amounts credited to contractholders of such separate accounts are offset within the same line in the statements of operations.

     The Company's revenues reflect fees charged to the separate accounts, including mortality charges, risk charges, policy administration fees, investment management fees and surrender charges.

  ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS

  Financial Instruments

     Effective December 31, 2010, the Company adopted new guidance regarding disclosures about the credit quality of financing receivables and valuation allowances for credit losses, including credit quality indicators. Such disclosures must be disaggregated by portfolio segment or class based on how a company develops its valuation allowances for credit losses and how it manages its credit exposure. The Company has provided all material required disclosures in its financial statements. Certain additional disclosures will be required for reporting periods ending March 31, 2011 and certain disclosures relating to troubled debt restructurings have been deferred indefinitely.

     Effective July 1, 2010, the Company adopted new guidance regarding accounting for embedded credit derivatives within structured securities. This guidance clarifies the type of embedded credit derivative that is exempt from embedded derivative bifurcation requirements. Specifically, embedded credit derivatives resulting only from subordination of one financial instrument to another continue to qualify for the scope exception. Embedded credit derivative features other than subordination must be analyzed to determine whether they require bifurcation and separate accounting. The adoption of this guidance did not have an impact on the Company's financial statements.

     Effective January 1, 2010, the Company adopted new guidance related to financial instrument transfers and consolidation of VIEs. The financial instrument transfer guidance eliminates the concept of a qualified special purpose entity ("QSPE"), eliminates the guaranteed mortgage securitization exception, changes the criteria for achieving sale accounting when transferring a financial asset and changes the initial recognition of retained beneficial interests. The new consolidation guidance changes the definition of the primary beneficiary, as well as the method of determining whether an entity is a primary beneficiary of a VIE from a quantitative model to a qualitative model. Under the new qualitative model, the entity that has both the ability to direct the most significant activities of the VIE and the obligation to absorb losses or receive benefits that could be significant to the VIE is considered to be the primary beneficiary of the VIE. The guidance requires a quarterly reassessment, as well as enhanced disclosures, including the effects of a company's involvement with VIEs on its financial statements.

     Also effective January 1, 2010, the Company adopted new guidance that indefinitely defers the above changes relating to the Company's interests in entities that have all the attributes of an investment company or for which it is industry practice to apply measurement principles for financial reporting that are consistent with those applied by an

                       METLIFE INVESTORS INSURANCE COMPANY
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)


investment company. As a result of the deferral, the above guidance did not apply to certain other limited partnership interests held by the Company.

     As more fully described in "Summary of Significant Accounting Policies and Critical Accounting Estimates," effective April 1, 2009, the Company adopted OTTI guidance. This guidance amends the previously used methodology for determining whether an OTTI exists for fixed maturity securities, changes the presentation of OTTI for fixed maturity securities and requires additional disclosures for OTTI on fixed maturity and equity securities.

     The Company's net cumulative effect adjustment of adopting the OTTI guidance was an increase of $1 million to retained earnings with a corresponding increase to accumulated other comprehensive loss to reclassify the noncredit loss portion of previously recognized OTTI losses on fixed maturity securities held at April 1, 2009. This cumulative effect adjustment was comprised of an increase in the amortized cost basis of fixed maturity securities of $2 million, net of deferred income taxes of $1 million, resulting in the net cumulative effect adjustment of $1 million. The entire increase in the amortized cost basis of fixed maturity securities was in the ABS sector.

     As a result of the adoption of the OTTI guidance, the Company's pre-tax earnings for the year ended December 31, 2009 increased by $15 million, offset by an increase in other comprehensive loss representing OTTI relating to noncredit losses recognized during the year ended December 31, 2009.

     Effective January 1, 2009, the Company adopted guidance on disclosures about derivative instruments and hedging. This guidance requires enhanced qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit risk-related contingent features in derivative agreements. The Company has provided all of the material disclosures in its financial statements.

     The following pronouncements relating to financial instruments had no material impact on the Company's financial statements:

     - Effective January 1, 2009, the Company adopted prospectively an update on accounting for transfers of financial assets and repurchase financing transactions. This update provides guidance for evaluating whether to account for a transfer of a financial asset and repurchase financing as a single transaction or as two separate transactions.

     - Effective December 31, 2008, the Company adopted guidance on the recognition of interest income and impairment on purchased beneficial interests and beneficial interests that continue to be held by a transferor in securitized financial assets. This new guidance more closely aligns the determination of whether an OTTI has occurred for a beneficial interest in a securitized financial asset with the original guidance for fixed maturity securities classified as available-for-sale or held-to-maturity.

     - Effective January 1, 2008, the Company adopted guidance relating to application of the shortcut method of accounting for derivative instruments and hedging activities. This guidance permits interest rate swaps to have a non-zero fair value at inception when applying the shortcut method of assessing hedge effectiveness as long as the difference between the transaction price (zero) and the fair value (exit price), as defined by current accounting guidance on fair value measurements, is solely attributable to a bid-ask spread. In addition, entities are not precluded from applying the shortcut method of assessing hedge effectiveness in a hedging relationship of interest rate risk involving an interest bearing asset or liability in situations where the hedged item is not recognized for accounting purposes until settlement date as long as the period between trade date and settlement date of the hedged item is consistent with generally established conventions in the marketplace.

     - Effective January 1, 2008, the Company adopted guidance that permits a reporting entity to offset fair value amounts recognized for the right to reclaim cash collateral (a receivable) or the obligation to return cash

                       METLIFE INVESTORS INSURANCE COMPANY
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)


       collateral (a payable) against fair value amounts recognized for derivative instruments executed with the same counterparty under the same master netting arrangement that have been offset. This guidance also includes certain terminology modifications. Upon adoption of this guidance, the Company did not change its accounting policy of not offsetting fair value amounts recognized for derivative instruments under master netting arrangements.

  Business Combinations and Noncontrolling Interests

     Effective January 1, 2009, the Company adopted revised guidance on business combinations and accounting for noncontrolling interests in the financial statements. Under this guidance:

     - All business combinations (whether full, partial or "step" acquisitions) result in all assets and liabilities of an acquired business being recorded at fair value, with limited exceptions.

     - Acquisition costs are generally expensed as incurred; restructuring costs associated with a business combination are generally expensed as incurred subsequent to the acquisition date.

     - The fair value of the purchase price, including the issuance of equity securities, is determined on the acquisition date.

     - Assets acquired and liabilities assumed in a business combination that arise from contingencies are recognized at fair value if the acquisition date fair value can be reasonably determined. If the fair value is not estimable, an asset or liability is recorded if existence or incurrence at the acquisition date is probable and its amount is reasonably estimable.

     - Changes in deferred income tax asset valuation allowances and income tax uncertainties after the acquisition date generally affect income tax expense.

     - Noncontrolling interests (formerly known as "minority interests") are valued at fair value at the acquisition date and are presented as equity rather than liabilities.

     - Net income (loss) includes amounts attributable to noncontrolling interests.

     - When control is attained on previously noncontrolling interests, the previously held equity interests are remeasured at fair value and a gain or loss is recognized.

     - Purchases or sales of equity interests that do not result in a change in control are accounted for as equity transactions.

     - When control is lost in a partial disposition, realized gains or losses are recorded on equity ownership sold and the remaining ownership interest is remeasured and holding gains or losses are recognized.

     The adoption of this guidance on a prospective basis did not have an impact on the Company's financial statements. As the Company did not have a minority interest, the adoption of this guidance, which required retrospective application of presentation requirements of noncontrolling interests, did not have an impact on the Company's financial statements.

     Effective January 1, 2009, the Company adopted prospectively guidance on determination of the useful life of intangible assets. This guidance amends the factors that should be considered in developing renewal or extension assumptions used to determine the useful life of a recognized intangible asset. This change is intended to improve the consistency between the useful life of a recognized intangible asset and the period of expected future cash flows used to measure the fair value of the asset. The Company determines useful lives and provides all of the material disclosures prospectively on intangible assets acquired on or after January 1, 2009 in accordance with this guidance.

                       METLIFE INVESTORS INSURANCE COMPANY
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

  Fair Value

     Effective January 1, 2010, the Company adopted new guidance that requires new disclosures about significant transfers into and/or out of Levels 1 and 2 of the fair value hierarchy and activity in Level 3. In addition, this guidance provides clarification of existing disclosure requirements about level of disaggregation and inputs and valuation techniques. The adoption of this guidance did not have an impact on the Company's financial statements.

     Effective January 1, 2008, the Company adopted fair value measurements guidance, which defines fair value, establishes a consistent framework for measuring fair value, establishes a fair value hierarchy based on the observability of inputs used to measure fair value, and requires enhanced disclosures about fair value measurements and applied this guidance prospectively to assets and liabilities measured at fair value. The adoption of this guidance changed the valuation of certain freestanding derivatives by moving from a mid to bid pricing convention as it relates to certain volatility inputs, as well as the addition of liquidity adjustments and adjustments for risks inherent in a particular input or valuation technique. The adoption of this guidance also changed the valuation of the Company's embedded derivatives, most significantly the valuation of embedded derivatives associated with certain guarantees on variable annuity contracts. The change in valuation of embedded derivatives associated with guarantees on annuity contracts resulted from the incorporation of risk margins associated with non-capital market inputs and the inclusion of the Company's nonperformance risk in their valuation. At January 1, 2008, the impact of adopting the guidance on assets and liabilities measured at estimated fair value was $20 million ($13 million, net of income tax) and was recognized as a change in estimate in the accompanying statement of operations where it was presented in the respective statement of operations caption to which the item measured at estimated fair value is presented. There were no significant changes in estimated fair value of items measured at fair value and reflected in accumulated other comprehensive income (loss). The addition of risk margins and the Company's nonperformance risk adjustment in the valuation of embedded derivatives associated with annuity contracts may result in significant volatility in the Company's net income in future periods. The Company provided all of the material disclosures in Note 4.

     The following pronouncements relating to fair value had no material impact on the Company's financial statements:

     - Effective September 30, 2008, the Company adopted guidance relating to the fair value measurements of financial assets when the market for those assets is not active. It provides guidance on how a company's internal cash flow and discount rate assumptions should be considered in the measurement of fair value when relevant market data does not exist, how observable market information in an inactive market affects fair value measurement and how the use of market quotes should be considered when assessing the relevance of observable and unobservable data available to measure fair value.

     - Effective January 1, 2009, the Company implemented fair value measurements guidance for certain nonfinancial assets and liabilities that are recorded at fair value on a non-recurring basis. This guidance applies to such items as: (i) nonfinancial assets and nonfinancial liabilities initially measured at estimated fair value in a business combination; (ii) reporting units measured at estimated fair value in the first step of a goodwill impairment test; and (iii) indefinite-lived intangible assets measured at estimated fair value for impairment assessment.

     - Effective January 1, 2009, the Company adopted prospectively guidance on an issuer's accounting for liabilities measured at fair value with a third-party credit enhancement. This guidance states that an issuer of a liability with a third-party credit enhancement should not include the effect of the credit enhancement in the fair value measurement of the liability. In addition, it requires disclosures about the existence of any third-party credit enhancement related to liabilities that are measured at fair value.

     - Effective April 1, 2009, the Company adopted guidance on: (i) estimating the fair value of an asset or liability if there was a significant decrease in the volume and level of trading activity for these assets or

                       METLIFE INVESTORS INSURANCE COMPANY
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)


       liabilities; and (ii) identifying transactions that are not orderly. The Company has provided all of the material disclosures in its financial statements.

     - Effective December 31, 2009, the Company adopted guidance on: (i) measuring the fair value of investments in certain entities that calculate NAV per share; (ii) how investments within its scope would be classified in the fair value hierarchy; and (iii) enhanced disclosure requirements for annual periods about the nature and risks of investments measured at fair value on a recurring or non-recurring basis.

     - Effective December 31, 2009, the Company adopted guidance on measuring liabilities at fair value. This guidance provides clarification for measuring fair value in circumstances in which a quoted price in an active market for the identical liability is not available. In such circumstances a company is required to measure fair value using either a valuation technique that uses: (i) the quoted price of the identical liability when traded as an asset; or (ii) quoted prices for similar liabilities or similar liabilities when traded as assets; or (iii) another valuation technique that is consistent with the principles of fair value measurement such as an income approach (e.g., present value technique) or a market approach (e.g., "entry" value technique).

  Other Pronouncements

     Effective April 1, 2009, the Company adopted prospectively guidance which establishes general standards for accounting and disclosures of events that occur subsequent to the balance sheet date but before financial statements are issued or available to be issued. The Company has provided all of the material disclosures in its financial statements.

     Effective January 1, 2008, the Company prospectively adopted guidance on the sale of real estate when the agreement includes a buy-sell clause. This guidance addresses whether the existence of a buy-sell arrangement would preclude partial sales treatment when real estate is sold to a jointly owned entity and concludes that the existence of a buy-sell clause does not necessarily preclude partial sale treatment under current guidance. The adoption of this guidance did not have a material impact on the Company's financial statements.

  FUTURE ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS

     In April 2011, the Financial Accounting Standards Board ("FASB") issued new guidance regarding accounting for troubled debt restructuring (Accounting Standards Update ("ASU") 2011-02, Receivables (Topic 310): A Creditor's Determination of Whether a Restructuring Is a Troubled Debt Restructuring), effective for the first annual period beginning on or after June 15, 2011 and should be applied retrospectively to the beginning of the annual period of adoption. This guidance clarifies whether a creditor has granted a concession and whether a debtor is experiencing financial difficulties for the purpose of determining when a restructuring constitutes a troubled debt restructuring. The Company is currently evaluating the impact of this guidance on its financial statements.

     In December 2010, the FASB issued new guidance regarding goodwill impairment testing (ASU 2010-28, Intangibles -- Goodwill and Other (Topic 350):
When to Perform Step 2 of the Goodwill Impairment Test for Reporting Units with Zero or Negative Carrying Amounts). This guidance modifies Step 1 of the goodwill impairment test for reporting units with zero or negative carrying amounts. For those reporting units, an entity would be required to perform Step 2 of the test if qualitative factors indicate that it is more likely than not that goodwill impairment exists. The guidance is effective for the first quarter of 2011. The Company does not expect the adoption of this new guidance to have a material impact on its financial statements.

     In October 2010, the FASB issued new guidance regarding accounting for deferred acquisition costs (ASU 2010-26, Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts) effective for the first quarter of 2012. This guidance clarifies the costs that should be deferred by insurance entities when issuing and renewing insurance contracts. The guidance also specifies that only costs related directly to successful

                       METLIFE INVESTORS INSURANCE COMPANY
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)


acquisition of new or renewal contracts can be capitalized. All other acquisition-related costs should be expensed as incurred. The Company is currently evaluating the impact of this guidance on its financial statements.

     In April 2010, the FASB issued new guidance regarding accounting for investment funds determined to be VIEs (ASU 2010-15, How Investments Held through Separate Accounts Affect an Insurer's Consolidation Analysis of Those Investments). Under this guidance, an insurance entity would not be required to consolidate a voting-interest investment fund when it holds the majority of the voting interests of the fund through its separate accounts. In addition, an insurance entity would not consider the interests held through separate accounts for the benefit of policyholders in the insurer's evaluation of its economics in a VIE, unless the separate account contractholder is a related party. The guidance is effective for the first quarter of 2011. The Company does not expect the adoption of this new guidance to have a material impact on its financial statements.

2.  INVESTMENTS

  FIXED MATURITY AND EQUITY SECURITIES AVAILABLE-FOR-SALE

     The following tables present the cost or amortized cost, gross unrealized gain and loss, estimated fair value of the Company's fixed maturity and equity securities and the percentage that each sector represents by the respective total holdings for the periods shown. The unrealized loss amounts presented below include the noncredit loss component of OTTI loss:

                                                          DECEMBER 31, 2010
                                      ---------------------------------------------------------
                                                       GROSS UNREALIZED
                                       COST OR    -------------------------   ESTIMATED
                                      AMORTIZED           TEMPORARY    OTTI      FAIR      % OF
                                         COST      GAIN      LOSS      LOSS     VALUE     TOTAL
                                      ---------   -----   ---------   -----   ---------   -----
                                                            (IN MILLIONS)
FIXED MATURITY SECURITIES:
U.S. corporate securities...........    $  826    $  45     $  13     $  --     $  858     42.2%
RMBS................................       346       12         6         8        344     16.9
U.S. Treasury and agency
  securities........................       290        5         3        --        292     14.4
CMBS................................       256       11         3        --        264     13.0
Foreign corporate securities........       125        8         6        --        127      6.2
ABS.................................       128        4         7        --        125      6.2
State and political subdivision
  securities........................        13       --        --        --         13      0.6
Foreign government securities.......         9        2        --        --         11      0.5
                                        ------    -----     -----     -----     ------    -----
  Total fixed maturity securities
     (1), (2).......................    $1,993      $87       $38       $ 8     $2,034    100.0%
                                        ======    =====     =====     =====     ======    =====
EQUITY SECURITIES:
Non-redeemable preferred stock (1)..    $   20      $--       $ 5       $--     $   15     55.6%
Common stock........................        11        1        --        --         12     44.4
                                        ------    -----     -----     -----     ------    -----
  Total equity securities (3).......    $   31      $ 1       $ 5       $--     $   27    100.0%
                                        ======    =====     =====     =====     ======    =====


                       METLIFE INVESTORS INSURANCE COMPANY
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

                                                          DECEMBER 31, 2009
                                      ---------------------------------------------------------
                                                       GROSS UNREALIZED
                                       COST OR    -------------------------   ESTIMATED
                                      AMORTIZED           TEMPORARY    OTTI      FAIR      % OF
                                         COST      GAIN      LOSS      LOSS     VALUE     TOTAL
                                      ---------   -----   ---------   -----   ---------   -----
                                                            (IN MILLIONS)
FIXED MATURITY SECURITIES:
U.S. corporate securities...........    $  684    $  28     $  14     $  --     $  698     38.9%
RMBS................................       338        9        23        14        310     17.3
U.S. Treasury and agency
  securities........................       187        1         6        --        182     10.1
CMBS................................       337        4        28        --        313     17.4
Foreign corporate securities........       122        4        10        --        116      6.5
ABS.................................       164        3        10         4        153      8.5
State and political subdivision
  securities........................        13       --        --        --         13      0.7
Foreign government securities.......         8        2        --        --         10      0.6
                                        ------    -----     -----     -----     ------    -----
  Total fixed maturity securities
     (1), (2).......................    $1,853      $51       $91       $18     $1,795    100.0%
                                        ======    =====     =====     =====     ======    =====
EQUITY SECURITIES:
Non-redeemable preferred stock (1)..    $   21      $--       $ 6       $--     $   15     93.7%
Common stock........................         1       --        --        --          1      6.3
                                        ------    -----     -----     -----     ------    -----
  Total equity securities (3).......    $   22      $--       $ 6       $--     $   16    100.0%
                                        ======    =====     =====     =====     ======    =====



--------

   (1) Upon acquisition, the Company classifies perpetual securities that have attributes of both debt and equity as fixed maturity securities if the security has an interest rate step-up feature which, when combined with other qualitative factors, indicates that the security has more debt-like characteristics. The Company classifies perpetual securities with an interest rate step-up feature which, when combined with other qualitative factors, indicates that the security has more equity-like characteristics, as equity securities within non-redeemable preferred stock. Many of such securities have been issued by non-U.S. financial institutions that are accorded Tier 1 and Upper Tier 2 capital treatment by their respective regulatory bodies and are commonly referred to as "perpetual hybrid securities." The following table presents the perpetual hybrid securities held by the Company at:

                                                                                              DECEMBER 31,
                                                                                         ---------------------
                                                                                            2010        2009
                                                                                         ---------   ---------
                                    CLASSIFICATION                                       ESTIMATED   ESTIMATED
--------------------------------------------------------------------------------------      FAIR        FAIR
BALANCE SHEETS                 SECTOR TABLE                    PRIMARY ISSUERS             VALUE       VALUE
--------------------  ------------------------------   -------------------------------   ---------   ---------
                                                                                             (IN MILLIONS)
Equity securities     Non-redeemable preferred stock   U.S. financial institutions          $15         $15
Fixed maturity
  securities          Foreign corporate securities     Non-U.S. financial institutions      $15         $16


   (2) The Company's holdings in redeemable preferred stock with stated maturity dates, commonly referred to as "capital securities", were primarily issued by U.S. financial institutions and have cumulative interest deferral features. The Company held $11 million and $10 million at estimated fair value of such securities at December 31, 2010 and 2009, respectively, which are included in the U.S. corporate securities sector within fixed maturity securities.

   (3) Equity securities primarily consist of investments in common and preferred stocks, including certain perpetual hybrid securities. Privately-held equity securities were $10 million at estimated fair value at December 31, 2010. There were no privately-held equity securities at December 31, 2009.

                       METLIFE INVESTORS INSURANCE COMPANY
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

     The Company held foreign currency derivatives with notional amounts of $15 million to hedge the exchange rate risk associated with foreign denominated fixed maturity securities at both December 31, 2010 and 2009.

     The below investment grade and non-income producing amounts presented below are based on rating agency designations and equivalent designations of the National Association of Insurance Commissioners ("NAIC"), with the exception of certain structured securities described below. Non-agency RMBS, including RMBS backed by sub-prime mortgage loans reported within ABS, CMBS and all other ABS are presented based on final ratings from the revised NAIC rating methodologies which became effective December 31, 2009 for non-agency RMBS, including RMBS backed by sub-prime mortgage loans reported within ABS, and December 31, 2010 for CMBS and the remaining ABS (which may not correspond to rating agency designations). All NAIC designation (e.g., NAIC 1 -- 6) amounts and percentages presented herein are based on the revised NAIC methodologies. All rating agency designation (e.g., Aaa/AAA) amounts and percentages presented herein are based on rating agency designations without adjustment for the revised NAIC methodologies described above. Rating agency designations are based on availability of applicable ratings from rating agencies on the NAIC acceptable rating organization list, including Moody's Investors Service ("Moody's"), S&P and Fitch Ratings ("Fitch").

     The following table presents selected information about certain fixed maturity securities held by the Company at:

                                                                 DECEMBER 31,
                                                               ---------------
                                                                2010     2009
                                                               ------   ------
                                                                (IN MILLIONS)
Below investment grade or non-rated fixed maturity
  securities:
  Estimated fair value.......................................   $ 185    $ 111
  Net unrealized gain (loss).................................    $ (9)    $(22)
Non-income producing fixed maturity securities:
  Estimated fair value.......................................    $ --     $  2
  Net unrealized gain (loss).................................    $ --     $ (1)


     Concentrations of Credit Risk (Fixed Maturity Securities) -- Summary. The following section contains a summary of the concentrations of credit risk related to fixed maturity securities holdings.

     The Company was not exposed to any concentrations of credit risk of any single issuer greater than 10% of the Company's stockholder's equity, other than securities of the U.S. government and certain U.S. government agencies. The Company's holdings in U.S. Treasury and agency fixed maturity securities at estimated fair value were $292 million and $182 million at December 31, 2010 and 2009, respectively.

                       METLIFE INVESTORS INSURANCE COMPANY
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

     Concentrations of Credit Risk (Fixed Maturity Securities) -- U.S. and Foreign Corporate Securities. The Company maintains a diversified portfolio of corporate fixed maturity securities across industries and issuers. This portfolio does not have an exposure to any single issuer in excess of 1% of total investments. The tables below present for all corporate fixed maturity securities holdings, corporate securities by sector, U.S. corporate securities by major industry types, the largest exposure to a single issuer and the combined holdings in the ten issuers to which it had the largest exposure at:

                                                                  DECEMBER 31,
                                                     -------------------------------------
                                                            2010                2009
                                                     -----------------   -----------------
                                                     ESTIMATED           ESTIMATED
                                                        FAIR      % OF      FAIR      % OF
                                                       VALUE     TOTAL     VALUE     TOTAL
                                                     ---------   -----   ---------   -----
                                                                 (IN MILLIONS)
Corporate fixed maturity securities -- by sector:
  Foreign corporate fixed maturity securities (1)..     $127      12.9%     $116      14.2%
U.S. corporate fixed maturity securities -- by
  industry:
  Industrial.......................................      229      23.3       207      25.4
  Finance..........................................      208      21.1       167      20.5
  Utility..........................................      178      18.1       134      16.5
  Consumer.........................................      156      15.8       106      13.0
  Communications...................................       76       7.7        73       9.0
  Other............................................       11       1.1        11       1.4
                                                        ----     -----      ----     -----
     Total.........................................     $985     100.0%     $814     100.0%
                                                        ====     =====      ====     =====



--------

   (1) Includes U.S. dollar-denominated debt obligations of foreign obligors and other foreign fixed maturity securities.

                                                                  DECEMBER 31,
                                               -------------------------------------------------
                                                         2010                      2009
                                               -----------------------   -----------------------
                                               ESTIMATED                 ESTIMATED
                                                  FAIR      % OF TOTAL      FAIR      % OF TOTAL
                                                 VALUE     INVESTMENTS     VALUE     INVESTMENTS
                                               ---------   -----------   ---------   -----------
                                                                 (IN MILLIONS)
Concentrations within corporate fixed
  maturity securities:
  Largest exposure to a single issuer........     $ 22         0.9%         $ 22         1.0%
  Holdings in ten issuers with the largest
     exposures...............................     $186         8.1%         $168         8.0%

                       METLIFE INVESTORS INSURANCE COMPANY
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

     Concentrations of Credit Risk (Fixed Maturity Securities) -- RMBS. The table below presents the Company's RMBS holdings and portion rated Aaa/AAA and portion rated NAIC 1 at:

                                                                  DECEMBER 31,
                                                     -------------------------------------
                                                            2010                2009
                                                     -----------------   -----------------
                                                     ESTIMATED           ESTIMATED
                                                        FAIR      % OF      FAIR      % OF
                                                       VALUE     TOTAL     VALUE     TOTAL
                                                     ---------   -----   ---------   -----
                                                                 (IN MILLIONS)
By security type:
  Collateralized mortgage obligations..............     $213      61.9%     $208      67.1%
  Pass-through securities..........................      131      38.1       102      32.9
                                                        ----     -----      ----     -----
     Total RMBS....................................     $344     100.0%     $310     100.0%
                                                        ====     =====      ====     =====
By risk profile:
  Agency...........................................     $226      65.7%     $203      65.5%
  Prime............................................       81      23.5        72      23.2
  Alternative residential mortgage loans...........       37      10.8        35      11.3
                                                        ----     -----      ----     -----
     Total RMBS....................................     $344     100.0%     $310     100.0%
                                                        ====     =====      ====     =====
Portion rated Aaa/AAA..............................     $284      82.6%     $246      79.4%
                                                        ====     =====      ====     =====
Portion rated NAIC 1...............................     $300      87.2%     $277      89.4%
                                                        ====     =====      ====     =====



     Collateralized mortgage obligations are a type of mortgage-backed security structured by dividing the cash flows of mortgages into separate pools or tranches of risk that create multiple classes of bonds with varying maturities and priority of payments. Pass-through mortgage-backed securities are a type of asset-backed security that is secured by a mortgage or collection of mortgages. The monthly mortgage payments from homeowners pass from the originating bank through an intermediary, such as a government agency or investment bank, which collects the payments, and for a fee, remits or passes these payments through to the holders of the pass-through securities.

     Prime residential mortgage lending includes the origination of residential mortgage loans to the most credit worthy borrowers with high quality credit profiles. Alternative residential mortgage loans ("Alt-A") are a classification of mortgage loans where the risk profile of the borrower falls between prime and sub-prime. Sub-prime mortgage lending is the origination of residential mortgage loans to borrowers with weak credit profiles.

     The following tables present the Company's investment in Alt-A RMBS by vintage year (vintage year refers to the year of origination and not to the year of purchase) and certain other selected data:

                                                                  DECEMBER 31,
                                                     -------------------------------------
                                                            2010                2009
                                                     -----------------   -----------------
                                                     ESTIMATED           ESTIMATED
                                                        FAIR      % OF      FAIR      % OF
                                                       VALUE     TOTAL     VALUE     TOTAL
                                                     ---------   -----   ---------   -----
                                                                 (IN MILLIONS)
VINTAGE YEAR:
2005 & Prior.......................................     $ 9       24.3%     $ 9       25.7%
2006...............................................      25       67.6       23       65.7
2007...............................................       3        8.1        3        8.6
2008 to 2010.......................................      --         --       --         --
                                                        ---      -----      ---      -----
     Total.........................................     $37      100.0%     $35      100.0%
                                                        ===      =====      ===      =====


                       METLIFE INVESTORS INSURANCE COMPANY
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

                                                                 DECEMBER 31,
                                                       -------------------------------
                                                            2010             2009
                                                       --------------   --------------
                                                                 % OF             % OF
                                                       AMOUNT   TOTAL   AMOUNT   TOTAL
                                                       ------   -----   ------   -----
                                                                (IN MILLIONS)
Net unrealized gain (loss)...........................   $(10)            $(20)
Rated Aa/AA or better................................              --%            10.5%
Rated NAIC 1.........................................             8.7%            10.5%
Distribution of holdings -- at estimated fair
  value -- by collateral type:
  Fixed rate mortgage loans collateral...............            47.6%            48.6%
  Hybrid adjustable rate mortgage loans collateral...            52.4             51.4
                                                                -----            -----
     Total Alt-A RMBS................................           100.0%           100.0%
                                                                =====            =====



     Concentrations of Credit Risk (Fixed Maturity Securities) -- CMBS. The Company's holdings in CMBS were $264 million and $313 million at estimated fair value at December 31, 2010 and 2009, respectively. The Company had no exposure to CMBS index securities and held no commercial real estate collateralized debt obligations securities at both December 31, 2010 and 2009.

     The following tables present the Company's holdings of CMBS by vintage year and certain other selected data at:

                                                                  DECEMBER 31,
                                                     -------------------------------------
                                                            2010                2009
                                                     -----------------   -----------------
                                                     ESTIMATED           ESTIMATED
                                                        FAIR      % OF      FAIR      % OF
                                                       VALUE     TOTAL     VALUE     TOTAL
                                                     ---------   -----   ---------   -----
                                                                 (IN MILLIONS)
VINTAGE YEAR:
2003 & Prior.......................................     $100      37.9%     $108      34.5%
2004...............................................       70      26.5       103      32.9
2005...............................................       76      28.8        81      25.9
2006...............................................       13       4.9        17       5.4
2007...............................................        5       1.9         4       1.3
2008 to 2010.......................................       --        --        --        --
                                                        ----     -----      ----     -----
  Total............................................     $264     100.0%     $313     100.0%
                                                        ====     =====      ====     =====




                                                                  DECEMBER 31,
                                                        -------------------------------
                                                             2010             2009
                                                        --------------   --------------
                                                                  % OF             % OF
                                                        AMOUNT   TOTAL   AMOUNT   TOTAL
                                                        ------   -----   ------   -----
                                                                 (IN MILLIONS)
Net unrealized gain (loss)............................    $7              $(24)
Rated Aaa/AAA.........................................             79%              77%
Rated NAIC 1..........................................             95%              98%


     The portion rated Aaa/AAA at December 31, 2010 reflects rating agency designations assigned by nationally recognized rating agencies including Moody's, S&P, Fitch and Realpoint, LLC. The portion rated Aaa/AAA at December 31, 2009 reflects rating agency designations assigned by nationally recognized rating agencies including Moody's, S&P and Fitch.

                       METLIFE INVESTORS INSURANCE COMPANY
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

     Concentrations of Credit Risk (Fixed Maturity Securities) -- ABS. The Company's holdings in ABS were $125 million and $153 million at estimated fair value at December 31, 2010 and 2009, respectively. The Company's ABS are diversified both by collateral type and by issuer.

     The following table presents the collateral type and certain other information about ABS held by the Company at:

                                                                  DECEMBER 31,
                                                     -------------------------------------
                                                            2010                2009
                                                     -----------------   -----------------
                                                     ESTIMATED           ESTIMATED
                                                        FAIR      % OF      FAIR      % OF
                                                       VALUE     TOTAL     VALUE     TOTAL
                                                     ---------   -----   ---------   -----
                                                                 (IN MILLIONS)
By collateral type:
  Credit card loans................................     $ 58      46.4%     $ 85      55.6%
  Student loans....................................       15      12.0        15       9.8
  RMBS backed by sub-prime mortgage loans..........       11       8.8        10       6.5
  Other loans......................................       41      32.8        43      28.1
                                                        ----     -----      ----     -----
     Total                                              $125     100.0%     $153     100.0%
                                                        ====     =====      ====     =====
Portion rated Aaa/AAA..............................     $108      86.4%     $121      79.1%
                                                        ====     =====      ====     =====
Portion rated NAIC 1...............................     $111      88.8%     $141      92.2%
                                                        ====     =====      ====     =====



     Concentrations of Credit Risk (Equity Securities). The Company was not exposed to any concentrations of credit risk in its equity securities holdings of any single issuer greater than 10% of the Company's stockholder's equity or 1% of total investments at December 31, 2010 and 2009.

     Maturities of Fixed Maturity Securities. The amortized cost and estimated fair value of fixed maturity securities, by contractual maturity date (excluding scheduled sinking funds), were as follows at:

                                                                  DECEMBER 31,
                                                 ---------------------------------------------
                                                          2010                    2009
                                                 ---------------------   ---------------------
                                                             ESTIMATED               ESTIMATED
                                                 AMORTIZED      FAIR     AMORTIZED      FAIR
                                                    COST       VALUE        COST       VALUE
                                                 ---------   ---------   ---------   ---------
                                                                 (IN MILLIONS)
Due in one year or less........................    $   52      $   53      $   48      $   49
Due after one year through five years..........       492         518         358         376
Due after five years through ten years.........       514         528         398         399
Due after ten years............................       205         202         210         195
                                                   ------      ------      ------      ------
  Subtotal.....................................     1,263       1,301       1,014       1,019
RMBS, CMBS and ABS.............................       730         733         839         776
                                                   ------      ------      ------      ------
  Total fixed maturity securities..............    $1,993      $2,034      $1,853      $1,795
                                                   ======      ======      ======      ======



     Actual maturities may differ from contractual maturities due to the exercise of call or prepayment options. Fixed maturity securities not due at a single maturity date have been included in the above table in the year of final contractual maturity. RMBS, CMBS and ABS are shown separately in the table, as they are not due at a single maturity.

                       METLIFE INVESTORS INSURANCE COMPANY
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

  EVALUATING AVAILABLE-FOR-SALE SECURITIES FOR OTHER-THAN-TEMPORARY IMPAIRMENT

     As described more fully in Note 1, the Company performs a regular evaluation, on a security-by-security basis, of its available-for-sale securities holdings, including fixed maturity securities, equity securities and perpetual hybrid securities, in accordance with its impairment policy in order to evaluate whether such investments are other-than-temporarily impaired. As described more fully in Note 1, effective April 1, 2009, the Company adopted OTTI guidance that amends the methodology for determining for fixed maturity securities whether an OTTI exists, and for certain fixed maturity securities, changes how the amount of the OTTI loss that is charged to earnings is determined. There was no change in the OTTI methodology for equity securities.

  NET UNREALIZED INVESTMENT GAINS (LOSSES)

     The components of net unrealized investment gains (losses), included in accumulated other comprehensive income (loss), were as follows:

                                                                 YEARS ENDED
                                                                DECEMBER 31,
                                                             ------------------
                                                             2010   2009   2008
                                                             ----   ----   ----
                                                                (IN MILLIONS)
                                                                           $(3-
Fixed maturity securities..................................  $ 49   $(40)    02)
Fixed maturity securities with noncredit OTTI losses in
  accumulated other comprehensive income (loss)............    (8)   (18)    --
                                                             - --   - --   - --
                                                                            (3-
  Total fixed maturity securities..........................    41    (58)    02)
Equity securities..........................................    (4)    (6)   (12)
Derivatives................................................     1      1      3
Short-term investments.....................................    (1)    (3)    --
                                                             - --   - --   - --
                                                                            (3-
  Subtotal.................................................    37    (66)    11)
                                                             - --   - --   - --
Amounts allocated from:
  DAC and VOBA related to noncredit OTTI losses recognized
     in accumulated other comprehensive income (loss)......     1      5     --
  DAC and VOBA.............................................    (9)    (5)    71
                                                             - --   - --   - --
  Subtotal.................................................    (8)    --     71
                                                             - --   - --   - --
Deferred income tax benefit (expense) related to noncredit
  OTTI losses recognized in accumulated other comprehensive
  income (loss)............................................     3      5     --
Deferred income tax benefit (expense)......................   (13)    18     84
                                                             - --   - --   - --
                                                                           $(1-
Net unrealized investment gains (losses)...................  $ 19   $(43)    56)
                                                             = ==   = ==   = ==



     Fixed maturity securities with noncredit OTTI losses in accumulated other comprehensive income (loss), as presented above of ($8) million at December 31, 2010, includes ($18) million recognized prior to January 1, 2010, $6 million related to securities sold during the year ended December 31, 2010 for which a noncredit OTTI loss was previously recognized in accumulated other comprehensive income (loss) and $4 million of subsequent increases in estimated fair value during the year ended December 31, 2010 on such securities for which a noncredit OTTI loss was previously recognized in accumulated other comprehensive income
(loss).

     Fixed maturity securities with noncredit OTTI losses in accumulated other comprehensive income (loss), as presented above of ($18) million at December 31, 2009, includes ($2) million related to the transition adjustment recorded in 2009 upon the adoption of guidance on the recognition and presentation of OTTI, ($21) million (($15) million, net of DAC) of noncredit OTTI losses recognized in the year ended December 31, 2009 (as more

                       METLIFE INVESTORS INSURANCE COMPANY
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)


fully described in Note 1), and $5 million of subsequent increases in estimated fair value during the year ended December 31, 2009 on such securities for which a noncredit OTTI loss was previously recognized in accumulated other comprehensive income (loss).

     The changes in net unrealized investment gains (losses) were as follows:

                                                                 YEARS ENDED
                                                                DECEMBER 31,
                                                             ------------------
                                                             2010   2009   2008
                                                             ----   ----   ----
                                                                (IN MILLIONS)
                                                                    $(1-
Balance, beginning of period...............................  $(43)    56)  $(14)
Cumulative effect of change in accounting principle, net of
  income tax...............................................    --     (1)    --
Fixed maturity securities on which noncredit OTTI losses
  have been recognized.....................................    10    (16)    --
                                                                            (2-
Unrealized investment gains (losses) during the year.......    93    263     82)
Unrealized investment gains (losses) relating to:
  DAC and VOBA related to noncredit OTTI losses recognized
     in accumulated other comprehensive income (loss)......    (4)     5     --
  DAC and VOBA.............................................    (4)   (76)    63
  Deferred income tax benefit (expense) related to
     noncredit OTTI losses recognized in accumulated other
     comprehensive income (loss)...........................    (2)     4     --
  Deferred income tax benefit (expense)....................   (31)   (66)    77
                                                             - --   - --   - --
                                                                           $(1-
Balance, end of period.....................................  $ 19   $(43)    56)
                                                             = ==   = ==   = ==
                                                                           $(1-
Change in net unrealized investment gains (losses).........  $ 62   $113     42)
                                                             = ==   = ==   = ==



  CONTINUOUS GROSS UNREALIZED LOSS AND OTTI LOSS FOR FIXED MATURITY AND EQUITY SECURITIES AVAILABLE-FOR-SALE BY SECTOR

     The following tables present the estimated fair value and gross unrealized loss of the Company's fixed maturity and equity securities in an unrealized loss position, aggregated by sector and by length of time that the securities have been in a continuous unrealized loss position. The unrealized loss amounts presented below include the noncredit component of OTTI loss. Fixed maturity securities on which a noncredit OTTI loss has been recognized in accumulated other comprehensive income (loss) are categorized by length of time as being "less than 12 months" or "equal to or greater than 12 months" in a continuous unrealized loss position based on the point in time that the

                       METLIFE INVESTORS INSURANCE COMPANY
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)


estimated fair value initially declined to below the amortized cost basis and not the period of time since the unrealized loss was deemed a noncredit OTTI loss.

                                                                  DECEMBER 31, 2010
                                      ------------------------------------------------------------------------
                                                                 EQUAL TO OR GREATER
                                        LESS THAN 12 MONTHS        THAN 12 MONTHS                TOTAL
                                      ----------------------   ----------------------   ----------------------
                                      ESTIMATED      GROSS     ESTIMATED      GROSS     ESTIMATED      GROSS
                                         FAIR     UNREALIZED      FAIR     UNREALIZED      FAIR     UNREALIZED
                                        VALUE        LOSS        VALUE        LOSS        VALUE        LOSS
                                      ---------   ----------   ---------   ----------   ---------   ----------
                                                     (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
FIXED MATURITY SECURITIES:
U.S. corporate securities                $147         $ 4         $ 68         $ 9         $215         $13
RMBS...............................        62           1          106          13          168          14
U.S. Treasury and agency
  securities.......................       137           3           --          --          137           3
CMBS...............................        23          --           41           3           64           3
Foreign corporate securities.......        12          --           28           6           40           6
ABS................................        15          --           30           7           45           7
State and political subdivision
  securities.......................        --          --           --          --           --          --
                                         ----        ----         ----         ---         ----         ---
  Total fixed maturity securities        $396         $ 8         $273         $38         $669         $46
                                         ====        ====         ====         ===         ====         ===
EQUITY SECURITIES:
Non-redeemable preferred stock           $ --        $ --         $ 15         $ 5         $ 15         $ 5
                                         ====        ====         ====         ===         ====         ===
Total number of securities in an
  unrealized loss position.........        49                       59
                                         ====                     ====




                                                                  DECEMBER 31, 2009
                                      ------------------------------------------------------------------------
                                                                 EQUAL TO OR GREATER
                                        LESS THAN 12 MONTHS        THAN 12 MONTHS                TOTAL
                                      ----------------------   ----------------------   ----------------------
                                      ESTIMATED      GROSS     ESTIMATED      GROSS     ESTIMATED      GROSS
                                         FAIR     UNREALIZED      FAIR     UNREALIZED      FAIR     UNREALIZED
                                        VALUE        LOSS        VALUE        LOSS        VALUE        LOSS
                                      ---------   ----------   ---------   ----------   ---------   ----------
                                                     (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
FIXED MATURITY SECURITIES:
U.S. corporate securities..........      $ 60         $ 1         $121        $ 13         $181        $ 14
RMBS...............................         3           2          106          35          109          37
U.S. Treasury and agency
  securities.......................       174           6           --          --          174           6
CMBS...............................        13          --          174          28          187          28
Foreign corporate securities.......         1          --           43          10           44          10
ABS................................        10          --           76          14           86          14
State and political subdivision
  securities.......................        13          --           --          --           13          --
                                         ----        ----         ----        ----         ----        ----
  Total fixed maturity securities..      $274         $ 9         $520        $100         $794        $109
                                         ====        ====         ====        ====         ====        ====
EQUITY SECURITIES:
Non-redeemable preferred stock.....      $ --        $ --         $ 14        $  6         $ 14        $  6
                                         ====        ====         ====        ====         ====        ====
Total number of securities in an
  unrealized loss position.........        28                      134
                                         ====                     ====


                       METLIFE INVESTORS INSURANCE COMPANY
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

  AGING OF GROSS UNREALIZED LOSS AND OTTI LOSS FOR FIXED MATURITY AND EQUITY SECURITIES AVAILABLE-FOR-SALE

     The following tables present the cost or amortized cost, gross unrealized loss, including the portion of OTTI loss on fixed maturity securities recognized in accumulated other comprehensive income (loss), gross unrealized loss as a percentage of cost or amortized cost and number of securities for fixed maturity and equity securities where the estimated fair value had declined and remained below cost or amortized cost by less than 20%, or 20% or more at:

                                                              DECEMBER 31, 2010
                                     -------------------------------------------------------------------
                                       COST OR AMORTIZED       GROSS UNREALIZED
                                              COST                   LOSS           NUMBER OF SECURITIES
                                     ---------------------   --------------------   --------------------
                                     LESS THAN      20% OR   LESS THAN     20% OR   LESS THAN     20% OR
                                        20%          MORE       20%         MORE       20%         MORE
                                     ---------      ------   ---------     ------   ---------     ------
                                                  (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
FIXED MATURITY SECURITIES:
Less than six months...............     $401         $ --      $   9        $ --        47          --
Six months or greater but less than
  nine months......................       --            2         --          --        --           1
Nine months or greater but less
  than twelve months...............        4           --         --          --         2          --
Twelve months or greater...........      240           68         18          19        45          12
                                        ----         ----      -----        ----
  Total............................     $645          $70        $27         $19
                                        ====         ====      =====        ====
Percentage of amortized cost.......                                4%         27%
                                                               =====        ====
EQUITY SECURITIES:
Less than six months...............     $ --          $--        $--         $--        --          --
Six months or greater but less than
  nine months......................       --           20         --           5        --           1
Nine months or greater but less
  than twelve months...............       --           --         --          --        --          --
Twelve months or greater...........       --           --         --          --        --          --
                                        ----         ----      -----        ----
  Total............................     $ --          $20        $--         $ 5
                                        ====         ====      =====        ====
Percentage of cost.................                                           25%
                                                                            ====


                       METLIFE INVESTORS INSURANCE COMPANY
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

                                                              DECEMBER 31, 2009
                                     -------------------------------------------------------------------
                                       COST OR AMORTIZED       GROSS UNREALIZED
                                              COST                   LOSS           NUMBER OF SECURITIES
                                     ---------------------   --------------------   --------------------
                                     LESS THAN      20% OR   LESS THAN     20% OR   LESS THAN     20% OR
                                        20%          MORE       20%         MORE       20%         MORE
                                     ---------      ------   ---------     ------   ---------     ------
                                                  (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
FIXED MATURITY SECURITIES:
Less than six months...............     $208         $ 21        $ 3         $ 6        25          10
Six months or greater but less than
  nine months......................       69           55          4          12         1           1
Nine months or greater but less
  than twelve months...............       --            4         --           2         1           2
Twelve months or greater...........      366          180         20          62        83          38
                                        ----         ----       ----        ----
  Total............................     $643         $260       $ 27        $ 82
                                        ====         ====       ====        ====
Percentage of amortized cost.......                                4%         32%
                                                                ====        ====
EQUITY SECURITIES:
Less than six months...............     $ --         $ --        $--         $--        --          --
Six months or greater but less than
  nine months......................       --           --         --          --        --          --
Nine months or greater but less
  than twelve months...............       --           --         --          --        --          --
Twelve months or greater...........       --           20         --           6        --           1
                                        ----         ----       ----        ----
  Total............................     $ --         $ 20        $--         $ 6
                                        ====         ====       ====        ====
Percentage of cost.................                                           30%
                                                                            ====


                       METLIFE INVESTORS INSURANCE COMPANY
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

  CONCENTRATION OF GROSS UNREALIZED LOSS AND OTTI LOSS FOR FIXED MATURITY AND EQUITY SECURITIES AVAILABLE-FOR-SALE

     The Company's gross unrealized losses related to its fixed maturity and equity securities, including the portion of OTTI loss on fixed maturity securities recognized in accumulated other comprehensive income (loss) of $51 million and $115 million at December 31, 2010 and 2009, respectively, were concentrated, calculated as a percentage of gross unrealized loss and OTTI loss, by sector and industry as follows:

                                                                       DECEMBER
                                                                         31,
                                                                     -----------
                                                                     2010   2009
                                                                     ----   ----
SECTOR:
  RMBS.............................................................    27%    32%
  U.S. corporate securities........................................    26     12
  ABS..............................................................    14     12
  Foreign corporate securities.....................................    12      9
  CMBS.............................................................     7     24
  U.S. Treasury and agency securities..............................     5      5
  Other............................................................     9      6
                                                                      ---    ---
     Total.........................................................   100%   100%
                                                                      ===    ===
INDUSTRY:
  Finance..........................................................    36%    22%
  Mortgage-backed..................................................    34     56
  Asset-backed.....................................................    14     12
  Consumer.........................................................     7      3
  U.S. Treasury and agency securities..............................     5      5
  Utility..........................................................     3      1
  Industrial.......................................................     1     --
  Other............................................................    --      1
                                                                      ---    ---
     Total.........................................................   100%   100%
                                                                      ===    ===



  EVALUATING TEMPORARILY IMPAIRED AVAILABLE-FOR-SALE SECURITIES

     The following table presents the Company's fixed maturity and equity securities, each with a gross unrealized loss of greater than $10 million, the number of securities, total gross unrealized loss and percentage of total gross unrealized loss at:

                                                                     DECEMBER 31,
                                                  -------------------------------------------------
                                                            2010                      2009
                                                  -----------------------   -----------------------
                                                     FIXED                     FIXED
                                                   MATURITY      EQUITY      MATURITY      EQUITY
                                                  SECURITIES   SECURITIES   SECURITIES   SECURITIES
                                                  ----------   ----------   ----------   ----------
                                                      (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
Number of securities............................       --           --            2           --
Total gross unrealized loss.....................     $ --         $ --         $ 26         $ --
Percentage of total gross unrealized loss.......       --%          --%          24%          --%

                       METLIFE INVESTORS INSURANCE COMPANY
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

     Fixed maturity and equity securities, each with a gross unrealized loss greater than $10 million, decreased $26 million during the year ended December 31, 2010. The cause of the decline in, or improvement in, gross unrealized losses for the year ended December 31, 2010, was primarily attributable to a decrease in interest rates and narrowing of credit spreads. These securities were included in the Company's OTTI review process. Based upon the Company's current evaluation of these securities and other available-for-sale securities in an unrealized loss position in accordance with its impairment policy, and the Company's current intentions and assessments (as applicable to the type of security) about holding, selling and any requirements to sell these securities, the Company has concluded that these securities are not other-than-temporarily impaired.

     In the Company's impairment review process, the duration and severity of an unrealized loss position for equity securities is given greater weight and consideration than for fixed maturity securities. An extended and severe unrealized loss position on a fixed maturity security may not have any impact on the ability of the issuer to service all scheduled interest and principal payments and the Company's evaluation of recoverability of all contractual cash flows or the ability to recover an amount at least equal to its amortized cost based on the present value of the expected future cash flows to be collected. In contrast, for an equity security, greater weight and consideration is given by the Company to a decline in market value and the likelihood such market value decline will recover.

     The following table presents certain information about the Company's equity securities available-for-sale with a gross unrealized loss of 20% or more at December 31, 2010:

                                                                     NON-REDEEMABLE PREFERRED STOCK
                                      --------------------------------------------------------------------------------------------
                                            ALL TYPES OF                                 INVESTMENT GRADE
                         ALL EQUITY        NON-REDEEMABLE       ------------------------------------------------------------------
                         SECURITIES       PREFERRED STOCK              ALL INDUSTRIES              FINANCIAL SERVICES INDUSTRY
                         ----------   -----------------------   ----------------------------   -----------------------------------
                            GROSS        GROSS      % OF ALL       GROSS         % OF ALL         GROSS                     % A
                         UNREALIZED   UNREALIZED     EQUITY     UNREALIZED    NON-REDEEMABLE   UNREALIZED    % OF ALL      RATED
                            LOSS         LOSS      SECURITIES      LOSS      PREFERRED STOCK      LOSS      INDUSTRIES   OR BETTER
                         ----------   ----------   ----------   ----------   ---------------   ----------   ----------   ---------
                                                                       (IN MILLIONS)
Less than six months...     $ --         $ --           --%        $ --             --%           $ --           --%         --%
Six months or greater
  but less than twelve
  months...............        5            5          100%           5            100%              5          100%          0%
Twelve months or
  greater..............       --           --           --%          --             --%             --           --%         --%
                            ----         ----                      ----                           ----
All equity securities
  with a gross
  unrealized loss of
  20% or more..........      $ 5          $ 5          100%         $ 5            100%            $ 5          100%          0%
                            ====         ====                      ====                           ====



     In connection with the equity securities impairment review process, the Company evaluated its holdings in non-redeemable preferred stock, particularly those companies in the financial services industry. The Company considered several factors including whether there has been any deterioration in credit of the issuer and the likelihood of recovery in value of non-redeemable preferred stock with a severe or an extended unrealized loss. The Company also considered whether any issuers of non-redeemable preferred stock with an unrealized loss held by the Company, regardless of credit rating, have deferred any dividend payments. No such dividend payments had been deferred.

     With respect to common stock holdings, the Company considered the duration and severity of the unrealized losses for securities in an unrealized loss position of 20% or more; and the duration of unrealized losses for securities in an unrealized loss position of less than 20% in an extended unrealized loss position (i.e., 12 months or greater).

     Future OTTIs will depend primarily on economic fundamentals, issuer performance (including changes in the present value of future cash flows expected to be collected), changes in credit rating, changes in collateral valuation, changes in interest rates and changes in credit spreads. If economic fundamentals and any of the above factors deteriorate, additional OTTIs may be incurred in upcoming periods.

                       METLIFE INVESTORS INSURANCE COMPANY
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

  NET INVESTMENT GAINS (LOSSES)

     See "-- Evaluating Available-for-Sale Securities for Other-Than-Temporary Impairment" for a discussion of changes in guidance adopted April 1, 2009 that impacted how fixed maturity security OTTI losses that are charged to earnings are measured.

     The components of net investment gains (losses) were as follows:

                                                               YEARS ENDED DECEMBER
                                                                        31,
                                                              ----------------------
                                                              2010     2009     2008
                                                              ----     ----     ----
                                                                   (IN MILLIONS)
Total gains (losses) on fixed maturity securities:
Total OTTI losses recognized................................   $(5)    $(34)    $ (8)
Less: Noncredit portion of OTTI losses transferred to and
  recognized in other comprehensive income (loss)...........    --       21       --
                                                               ---     ----     ----
  Net OTTI losses on fixed maturity securities recognized in
     earnings...............................................    (5)     (13)      (8)
  Fixed maturity securities -- net gains (losses) on sales
     and disposals..........................................    (4)      (7)     (17)
                                                               ---     ----     ----
     Total gains (losses) on fixed maturity securities......    (9)     (20)     (25)
                                                               ---     ----     ----
Other net investment gains (losses):
Mortgage loans..............................................    --       (1)      --
Other limited partnership interests.........................    --       (1)      --
                                                               ---     ----     ----
     Total net investment gains (losses)....................   $(9)    $(22)    $(25)
                                                               ===     ====     ====



     Proceeds from sales or disposals of fixed maturity and equity securities and the components of fixed maturity and equity securities net investment gains (losses) were as shown below. Investment gains and losses on sales of securities are determined on a specific identification basis.

                                        YEARS ENDED                                     YEARS ENDED
                                       DECEMBER 31,      YEARS ENDED DECEMBER 31,      DECEMBER 31,
                                    ------------------   ------------------------   ------------------
                                    2010   2009   2008   2010      2009      2008   2010   2009   2008
                                    ----   ----   ----   ----      ----      ----   ----   ----   ----
                                      FIXED MATURITY         EQUITY SECURITIES             TOTAL
                                        SECURITIES       ------------------------   ------------------
                                    ------------------
                                                               (IN MILLIONS)
Proceeds..........................  $268   $544   $464    $ 1       $--       $--   $269   $544   $464
                                    ====   ====   ====    ===       ===       ===   ====   ====   ====
Gross investment gains............  $  1   $  7   $  1    $--       $--       $--   $  1   $  7   $  1
                                    ----   ----   ----    ---       ---       ---   ----   ----   ----
Gross investment losses...........    (5)   (14)   (18)    --        --        --     (5)   (14)   (18)
                                    ----   ----   ----    ---       ---       ---   ----   ----   ----
Total OTTI losses recognized in
  earnings:
  Credit-related..................    (5)   (10)    (8)    --        --        --     (5)   (10)    (8)
  Other (1).......................    --     (3)    --     --        --        --     --     (3)    --
                                    ----   ----   ----    ---       ---       ---   ----   ----   ----
  Total OTTI losses recognized in
     earnings.....................    (5)   (13)    (8)    --        --        --     (5)   (13)    (8)
                                    ----   ----   ----    ---       ---       ---   ----   ----   ----
Net investment gains (losses).....  $ (9)  $(20)  $(25)   $--       $--       $--   $ (9)  $(20)  $(25)
                                    ====   ====   ====    ---       ---       ===   ====   ====   ====



--------

   (1) Other OTTI losses recognized in earnings include impairments on equity securities, impairments on perpetual hybrid securities classified within fixed maturity securities where the primary reason for the impairment was the severity and/or the duration of an unrealized loss position and fixed maturity securities where there is an intent to sell or it is more likely than not that the Company will be required to sell the security before recovery of the decline in estimated fair value.

                       METLIFE INVESTORS INSURANCE COMPANY
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

     Fixed maturity security OTTI losses recognized in earnings related to the following sectors and industries within the U.S. and foreign corporate securities sector:

                                                             YEARS ENDED DECEMBER 31,
                                                             ------------------------
                                                             2010      2009      2008
                                                             ----      ----      ----
                                                                   (IN MILLIONS)
Sector:
U.S. and foreign corporate securities -- by industry:
  Finance..................................................  $ --       $ 6       $ 3
  Communications...........................................    --         1        --
                                                             ----       ---       ---
     Total U.S. and foreign corporate securities...........    --         7         3
  ABS......................................................     2         3         5
  RMBS.....................................................     2         2        --
  CMBS.....................................................     1         1        --
                                                             ----       ---       ---
     Total.................................................   $ 5       $13       $ 8
                                                             ====       ===       ===



     There were no equity security OTTI losses recognized in earnings for the years ended December 31, 2010, 2009 and 2008.

CREDIT LOSS ROLLFORWARD -- ROLLFORWARD OF THE CUMULATIVE CREDIT LOSS COMPONENT OF OTTI LOSS RECOGNIZED IN EARNINGS ON FIXED MATURITY SECURITIES STILL HELD FOR WHICH A PORTION OF THE OTTI LOSS WAS RECOGNIZED IN OTHER COMPREHENSIVE INCOME
(LOSS)

     The table below presents a rollforward of the cumulative credit loss component of OTTI loss recognized in earnings on fixed maturity securities still held by the Company at the respective time period, for which a portion of the OTTI loss was recognized in other comprehensive income (loss):

                                                                  YEARS ENDED
                                                                 DECEMBER 31,
                                                              ------------------
                                                               2010         2009
                                                              -----        -----
                                                                 (IN MILLIONS)
Balance, at January 1,......................................    $ 7         $ --
Credit loss component of OTTI loss not reclassified to other comprehensive income (loss) in the cumulative effect
  transition adjustment.....................................     --            4
Additions:
  Initial impairments -- credit loss OTTI recognized on
     securities not previously impaired.....................     --            1
  Additional impairments -- credit loss OTTI recognized on
     securities previously impaired.........................     --            2
Reductions:
  Due to sales (maturities, pay downs or prepayments) during the period of securities previously credit loss OTTI
     impaired...............................................     (2)          --
                                                              -- --         ----
Balance, at December 31,....................................  $   5          $ 7
                                                              == ==         ====


                       METLIFE INVESTORS INSURANCE COMPANY
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

  NET INVESTMENT INCOME

     The components of net investment income were as follows:

                                                              YEARS ENDED DECEMBER
                                                                       31,
                                                             ----------------------
                                                             2010     2009     2008
                                                             ----     ----     ----
                                                                  (IN MILLIONS)
Investment income:
Fixed maturity securities..................................  $ 95     $ 93     $110
Equity securities..........................................     1        1        1
Mortgage loans.............................................     8        5        5
Policy loans...............................................     2        2        2
Other limited partnership interests........................    --       --        1
Cash, cash equivalents and short-term investments..........    (1)       1        4
Other......................................................    --       --        1
                                                             ----     ----     ----
     Subtotal..............................................   105      102      124
  Less: Investment expenses................................     4        5       16
                                                             ----     ----     ----
     Net investment income.................................  $101     $ 97     $108
                                                             ====     ====     ====



     Affiliated investment expenses, included in the table above, were $3 million, $2 million and $1 million for the years ended December 31, 2010, 2009 and 2008, respectively. See "-- Related Party Investment Transactions" for discussion of affiliated net investment income related to short term investments included in the table above.

  SECURITIES LENDING

     The Company participates in securities lending programs whereby blocks of securities, which are included in fixed maturity securities and short-term investments, are loaned to third parties, primarily brokerage firms and commercial banks. The Company generally obtains collateral, generally cash, in an amount equal to 102% of the estimated fair value of the securities loaned, which is obtained at the inception of a loan and maintained at a level greater than or equal to 100% for the duration of the loan. Securities loaned under such transactions may be sold or repledged by the transferee. The Company is liable to return to its counterparties the cash collateral under its control. These transactions are treated as financing arrangements and the associated liability is recorded at the amount of the cash received.

                       METLIFE INVESTORS INSURANCE COMPANY
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

     Elements of the securities lending programs are presented below at:

                                                                 DECEMBER 31,
                                                               ---------------
                                                                2010     2009
                                                               ------   ------
                                                                (IN MILLIONS)
Securities on loan:
  Amortized cost.............................................    $261     $240
  Estimated fair value.......................................    $272     $238
Aging of cash collateral liability:
  Open (1)...................................................    $  3     $ 43
  Less than thirty days......................................     181       69
  Thirty days or greater but less than sixty days............      58      121
  Sixty days or greater but less than ninety days............      37       --
  Ninety days or greater.....................................      --        9
                                                               -- ---   -- ---
     Total cash collateral liability.........................    $279     $242
                                                               == ===   == ===
Reinvestment portfolio -- estimated fair value...............  $  270   $  215
                                                               == ===   == ===



--------

   (1) Open -- meaning that the related loaned security could be returned to the Company on the next business day requiring the Company to immediately return the cash collateral.

     The estimated fair value of the securities on loan related to the cash collateral on open at December 31, 2010 was $3 million, of which $2 million were U.S. Treasury and agency securities which, if put to the Company, can be immediately sold to satisfy the cash requirements. The remainder of the securities on loan were primarily U.S. Treasury and agency securities, and very liquid RMBS. The reinvestment portfolio acquired with the cash collateral consisted principally of fixed maturity securities (including U.S. Treasury and agency, ABS, RMBS and U.S. and foreign corporate securities).

  INVESTED ASSETS ON DEPOSIT AND PLEDGED AS COLLATERAL

     The invested assets on deposit and invested assets pledged as collateral are presented in the table below. The amounts presented in the table below are at estimated fair value for fixed maturity securities.

                                                                       DECEMBER
                                                                         31,
                                                                     -----------
                                                                     2010   2009
                                                                     ----   ----
                                                                         (IN
                                                                      MILLIONS)
Invested assets on deposit:
Regulatory agencies (1)............................................   $ 8    $ 7
Invested assets pledged as collateral:
Derivative transactions (2)........................................    --      3
                                                                      ---    ---
  Total invested assets on deposit and pledged as collateral.......   $ 8    $10
                                                                      ===    ===



--------

   (1) The Company has investment assets on deposit with regulatory agencies consisting primarily of fixed maturity securities.

   (2) Certain of the Company's invested assets are pledged as collateral for various derivative transactions as described in Note 3.

                       METLIFE INVESTORS INSURANCE COMPANY
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

     See also "-- Securities Lending" for the amount of the Company's cash received from and due back to counterparties pursuant to the Company's securities lending program.

  MORTGAGE LOANS

     Mortgage loans are summarized as follows at:

                                                                  DECEMBER 31,
                                                      -----------------------------------
                                                            2010               2009
                                                      ----------------   ----------------
                                                      CARRYING    % OF   CARRYING    % OF
                                                        VALUE    TOTAL     VALUE    TOTAL
                                                      --------   -----   --------   -----
                                                                 (IN MILLIONS)
Mortgage loans:
  Commercial mortgage loans.........................    $ 83      62.9%    $ 55      53.9%
  Agricultural mortgage loans.......................      50      37.9       48      47.1
                                                        ----     -----     ----     -----
     Subtotal.......................................     133     100.8      103     101.0
  Valuation allowances..............................      (1)     (0.8)      (1)     (1.0)
                                                        ----     -----     ----     -----
     Total mortgage loans, net......................    $132     100.0%    $102     100.0%
                                                        ====     =====     ====     =====



     Concentration of Credit Risk -- The Company diversifies its mortgage loan portfolio by both geographic region and property type to reduce the risk of concentration. The Company's mortgage loans are collateralized by properties located in the U.S. The carrying value of the Company's mortgage loans located in Massachusetts, District of Columbia and Alabama were 11%, 10% and 10%, respectively, of total mortgage loans at December 31, 2010. Additionally, the Company manages risk when originating mortgage loans by generally lending only up to 75% of the estimated fair value of the underlying real estate.

     All of the commercial and agricultural mortgage loans held at both December 31, 2010 and 2009 were evaluated collectively for credit losses. The valuation allowances maintained at both December 31, 2010 and 2009, as shown above, were primarily for the commercial mortgage loan portfolio segment and were for non-specifically identified credit losses. The valuation allowances on agricultural mortgage loans were less than $1 million at December 31, 2010 and 2009. There were no valuation allowances on mortgage loans at December 31, 2008.

     Commercial Mortgage Loans -- by Credit Quality Indicators with Estimated Fair Value: Presented below for the commercial mortgage loans is the recorded investment, prior to valuation allowances, by the indicated loan-to-value ratio categories and debt service coverage ratio categories and estimated fair value of such mortgage loans by the indicated loan-to-value ratio categories at:

                                                            DECEMBER 31, 2010
                                 ----------------------------------------------------------------------
                                                RECORDED INVESTMENT
                                 -------------------------------------------------
                                    DEBT SERVICE COVERAGE RATIOS
                                 ---------------------------------            % OF    ESTIMATED    % OF
                                 > 1.20X   1.00X - 1.20X   < 1.00X   TOTAL   TOTAL   FAIR VALUE   TOTAL
                                 -------   -------------   -------   -----   -----   ----------   -----
                                               (IN MILLIONS)                        (IN MILLIONS)
Loan-to-value ratios:
  Less than 65%................    $28          $ --         $ --     $28     33.7%      $31       34.1%
  65% to 75%...................     26            28           --      54     65.1        59       64.8
  76% to 80%...................     --            --           --      --       --        --         --
  Greater than 80%.............      1            --           --       1      1.2         1        1.1
                                   ---          ----         ----     ---    -----       ---      -----
     Total.....................    $55           $28          $--     $83    100.0%      $91      100.0%
                                   ===          ====         ====     ===    =====       ===      =====


                       METLIFE INVESTORS INSURANCE COMPANY
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

     Agricultural Mortgage Loans -- by Credit Quality Indicator: The recorded investment in agricultural mortgage loans, prior to valuation allowances, by credit quality indicator, was at:

                                                          DECEMBER 31, 2010
                                                        ---------------------
                                                        AGRICULTURAL MORTGAGE
                                                                LOANS
                                                        ---------------------
                                                         RECORDED
                                                         INVEST-       % OF
                                                           MENT       TOTAL
                                                        ---------   ---------
                                                            (IN MILLIONS)
Loan-to-value ratios:
Less than 65%.........................................     $ 49         98.0%
65% to 75%............................................        1          2.0
                                                           ----        -----
     Total............................................      $50        100.0%
                                                           ====        =====



     Past Due, Interest Accrual Status and Impaired Mortgage Loans. The Company has a high quality, well performing, mortgage loan portfolio with all mortgage loans classified as performing at December 31, 2010. The Company had no impaired mortgage loans, no loans 90 days or more past due and no loans in non-accrual status at both December 31, 2010 and 2009.

  OTHER LIMITED PARTNERSHIP INTERESTS

     The carrying value of other limited partnership interests (which primarily represent ownership interests in pooled investment funds that principally make private equity investments in companies in the U.S. and overseas) was $10 million and $2 million at December 31, 2010 and 2009, respectively. Included within other limited partnership interests were $7 million at December 31, 2010 of investments in hedge funds. There were no hedge funds included within other limited partnership interests at December 31, 2009. There were no impairments of other limited partnership interests for the years ended December 31, 2010 and 2008. Impairments of other limited partnership interests, principally cost method other limited partnership interests, were $1 million for the year ended December 31, 2009.

  OTHER INVESTED ASSETS

     At December 31, 2010 and 2009, the carrying value of freestanding derivatives with positive fair values, included in other invested assets, was $23 million and $29 million, respectively. See Note 3 for information regarding the freestanding derivatives with positive estimated fair values.

  CASH EQUIVALENTS

     The carrying value of cash equivalents, which includes investments with an original or remaining maturity of three months or less, at the time of purchase was $29 million and $88 million at December 31, 2010 and 2009, respectively. The Company is exposed to concentrations of credit risk related to securities of the U.S. government and certain U.S. government agencies which fully comprise the balances of cash equivalents at both December 31, 2010 and 2009.

                       METLIFE INVESTORS INSURANCE COMPANY
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

  VARIABLE INTEREST ENTITIES

     The Company holds investments in certain entities that are VIEs as a passive investor holding limited partnership interest, or as a sponsor or debt holder. The following table presents the carrying amount and maximum exposure to loss relating to VIEs for which the Company holds significant variable interests but is not the primary beneficiary and which have not been consolidated at:

                                                                   DECEMBER 31,
                                                 -----------------------------------------------
                                                          2010                     2009
                                                 ----------------------   ----------------------
                                                              MAXIMUM                  MAXIMUM
                                                 CARRYING     EXPOSURE    CARRYING     EXPOSURE
                                                  AMOUNT    TO LOSS (1)    AMOUNT    TO LOSS (1)
                                                 --------   -----------   --------   -----------
                                                                  (IN MILLIONS)
Fixed maturity securities available-for-sale:
  RMBS (2).....................................    $344         $344        $ --         $ --
  CMBS (2).....................................     264          264          --           --
  ABS (2)......................................     125          125          --           --
Foreign corporate securities...................      11           11           5            5
U.S. corporate securities......................       6            6           6            6
Equity securities available-for-sale:
  Non-redeemable preferred stock...............      15           15          14           14
  Other limited partnership interests..........       9           13          --           --
                                                   ----         ----        ----         ----
     Total.....................................    $774         $778         $25          $25
                                                   ====         ====        ====         ====



--------

   (1) The maximum exposure to loss relating to the fixed maturity and equity securities available-for-sale is equal to the carrying amounts or carrying amounts of retained interests. The maximum exposure to loss relating to the other limited partnership interests is equal to the carrying amounts plus any unfunded commitments. Such a maximum loss would be expected to occur only upon bankruptcy of the issuer or investee.

   (2) As discussed in Note 1, the Company adopted new guidance effective January 1, 2010 which eliminated the concept of a QSPE. As a result, the Company concluded it held variable interests in RMBS, CMBS and ABS. For these interests, the Company's involvement is limited to that of a passive investor.

     As described in Note 9, the Company makes commitments to fund partnership investments in the normal course of business. Excluding these commitments, the Company did not provide financial or other support to investees designated as VIEs during the years ended December 31, 2010, 2009 and 2008.

  RELATED PARTY INVESTMENT TRANSACTIONS

     At December 31, 2010, the Company did not have any holdings in the MetLife Intermediate Income Pool, which is an affiliated partnership. At December 31, 2009, the Company held $44 million in the MetLife Intermediate Income Pool and this amount was included in short-term investments. Net investment income (loss) from these invested assets was ($1) million, $1 million and $2 million for the years ended December 31, 2010, 2009 and 2008, respectively.

                       METLIFE INVESTORS INSURANCE COMPANY
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

     In the normal course of business, the Company transfers invested assets, primarily consisting of fixed maturity securities, to and from affiliates. Invested assets transferred to and from affiliates, inclusive of amounts related to reinsurance agreements, were as follows:

                                                             YEARS ENDED DECEMBER 31,
                                                            -------------------------
                                                            2010       2009      2008
                                                            ----      -----      ----
                                                                  (IN MILLIONS)
Estimated fair value of invested assets transferred to
  affiliates..............................................  $ --      $   4      $ --
Amortized cost of invested assets transferred to
  affiliates..............................................   $--        $ 6       $--
Net investment gains (losses) recognized on invested
  assets transferred to affiliates........................   $--        $(2)      $--
Estimated fair value of invested assets transferred from
  affiliates..............................................   $--        $--       $--


3.  DERIVATIVE FINANCIAL INSTRUMENTS

  ACCOUNTING FOR DERIVATIVE FINANCIAL INSTRUMENTS

See Note 1 for a description of the Company's accounting policies for derivative financial instruments.

See Note 4 for information about the fair value hierarchy for derivatives.

  PRIMARY RISKS MANAGED BY DERIVATIVE FINANCIAL INSTRUMENTS

     The Company is exposed to various risks relating to its ongoing business operations, including interest rate risk, foreign currency risk, credit risk and equity market risk. The Company uses a variety of strategies to manage these risks, including the use of derivative instruments. The following table presents the gross notional amount, estimated fair value and primary underlying risk exposure of the Company's derivative financial instruments, excluding embedded derivatives held at:

                                                                                DECEMBER 31,
                                                        ------------------------------------------------------------
                                                                     2010                           2009
                                                        -----------------------------  -----------------------------
                                                                       ESTIMATED                      ESTIMATED
                                                                          FAIR                           FAIR
                                                                       VALUE (1)                      VALUE (1)
PRIMARY UNDERLYING                                      NOTIONAL  -------------------  NOTIONAL  -------------------
RISK EXPOSURE       INSTRUMENT TYPE                      AMOUNT   ASSETS  LIABILITIES   AMOUNT   ASSETS  LIABILITIES
------------------  ----------------------------------  --------  ------  -----------  --------  ------  -----------
                                                                                (IN MILLIONS)
Interest rate       Interest rate swaps...............   $   11    $ --       $ --      $   11    $ --       $ --
                    Interest rate floors..............    1,040      20         --       2,040      26         --
                    Interest rate futures.............       --      --         --         209       1         --
Foreign currency    Foreign currency swaps............       16       2          1          16       2         --
Credit              Credit default swaps..............       40       1         --          38      --         --
                                                         ------    ----       ----      ------    ----       ----
                      Total..........................    $1,107     $23        $ 1      $2,314     $29        $--
                                                         ======    ====       ====      ======    ====       ====



--------

   (1) The estimated fair value of all derivatives in an asset position is reported within other invested assets in the balance sheets and the estimated fair value of all derivatives in a liability position is reported within other liabilities in the balance sheets.

                       METLIFE INVESTORS INSURANCE COMPANY
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

     The following table presents the gross notional amount of derivative financial instruments by maturity at December 31, 2010:

                                                               REMAINING LIFE
                                    --------------------------------------------------------------------
                                                  AFTER ONE YEAR   AFTER FIVE YEARS
                                    ONE YEAR OR    THROUGH FIVE       THROUGH TEN     AFTER TEN
                                        LESS           YEARS             YEARS          YEARS      TOTAL
                                    -----------   --------------   ----------------   ---------   ------
                                                                (IN MILLIONS)
Interest rate swaps...............      $ --          $   11             $ --            $ --     $   11
Interest rate floors..............        --           1,040               --              --      1,040
Foreign currency swaps............        --               8               --               8         16
Credit default swaps..............        --              40               --              --         40
                                        ----          ------             ----            ----     ------
  Total..........................        $--          $1,099              $--             $ 8     $1,107
                                        ====          ======             ====            ====     ======



     Interest rate swaps are used by the Company primarily to reduce market risks from changes in interest rates and to alter interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). In an interest rate swap, the Company agrees with another party to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts as calculated by reference to an agreed notional principal amount. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by the counterparty at each due date. The Company utilizes interest rate swaps in fair value and non-qualifying hedging relationships.

     The Company purchases interest rate floors primarily to protect its minimum rate guarantee liabilities against declines in interest rates below a specified level. In certain instances, the Company locks in the economic impact of existing purchased floors by entering into offsetting written floors. The Company utilizes interest rate floors in non-qualifying hedging relationships.

     In exchange-traded interest rate (Treasury and swap) futures transactions, the Company agrees to purchase or sell a specified number of contracts, the value of which is determined by the different classes of interest rate securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures with regulated futures commission merchants that are members of the exchange. Exchange-traded interest rate (Treasury and swap) futures are used primarily to hedge mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, to hedge against changes in value of securities the Company owns or anticipates acquiring and to hedge against changes in interest rates on anticipated liability issuances by replicating Treasury or swap curve performance. The Company utilizes exchange-traded interest rate futures in non-qualifying hedging relationships.

     Foreign currency swaps are used by the Company to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets denominated in foreign currencies. In a foreign currency swap transaction, the Company agrees with another party to exchange, at specified intervals, the difference between one currency and another at a fixed exchange rate, generally set at inception, calculated by reference to an agreed upon principal amount. The principal amount of each currency is exchanged at the inception and termination of the currency swap by each party. The Company utilizes foreign currency swaps in cash flow hedging relationships.

     Certain credit default swaps are used by the Company to hedge against credit-related changes in the value of its investments and to diversify its credit risk exposure in certain portfolios. In a credit default swap transaction, the Company agrees with another party, at specified intervals, to pay a premium to hedge credit risk. If a credit event, as defined by the contract, occurs, generally the contract will require the swap to be settled gross by the delivery of par quantities of the referenced investment equal to the specified swap notional in exchange for the payment of cash amounts by the counterparty equal to the par value of the investment surrendered. The Company utilizes credit default swaps in non-qualifying hedging relationships.

                       METLIFE INVESTORS INSURANCE COMPANY
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

     Credit default swaps are also used to synthetically create investments that are either more expensive to acquire or otherwise unavailable in the cash markets. These transactions are a combination of a derivative and a cash instrument such as a U.S. Treasury or agency security. These credit default swaps are not designated as hedging instruments.

     Equity variance swaps are used by the Company primarily as a macro hedge on certain invested assets. In an equity variance swap, the Company agrees with another party to exchange amounts in the future, based on changes in equity volatility over a defined period. The Company utilizes equity variance swaps in non-qualifying hedging relationships.

  HEDGING

     The following table presents the gross notional amount and estimated fair value of derivatives designated as hedging instruments by type of hedge designation at:

                                                                   DECEMBER 31,
                                        -----------------------------------------------------------------
                                                      2010                              2009
                                        -------------------------------   -------------------------------
                                                         ESTIMATED                         ESTIMATED
                                                           FAIR                              FAIR
                                                           VALUE                             VALUE
DERIVATIVES DESIGNATED AS HEDGING       NOTIONAL   --------------------   NOTIONAL   --------------------
INSTRUMENTS                              AMOUNT    ASSETS   LIABILITIES    AMOUNT    ASSETS   LIABILITIES
--------------------------------------  --------   ------   -----------   --------   ------   -----------
                                                                  (IN MILLIONS)
Cash Flow Hedges:
  Foreign currency swaps..............    $ 16       $ 2        $ 1         $ 16       $ 2        $ --


     The following table presents the gross notional amount and estimated fair value of derivatives that are not designated or do not qualify as hedging instruments by derivative type at:

                                                                   DECEMBER 31,
                                        -----------------------------------------------------------------
                                                      2010                              2009
                                        -------------------------------   -------------------------------
                                                         ESTIMATED                         ESTIMATED
                                                           FAIR                              FAIR
                                                           VALUE                             VALUE
DERIVATIVES NOT DESIGNATED OR NOT       NOTIONAL   --------------------   NOTIONAL   --------------------
QUALIFYING AS HEDGING INSTRUMENTS        AMOUNT    ASSETS   LIABILITIES    AMOUNT    ASSETS   LIABILITIES
--------------------------------------  --------   ------   -----------   --------   ------   -----------
                                                                  (IN MILLIONS)
Interest rate swaps...................   $   11     $ --        $ --       $   11     $ --        $ --
Interest rate floors..................    1,040       20          --        2,040       26          --
Interest rate futures.................       --       --          --          209        1          --
Credit default swaps..................       40        1          --           38       --          --
                                         ------     ----        ----       ------     ----        ----
Total non-designated or non-qualifying
  derivatives.........................   $1,091      $21         $--       $2,298      $27         $--
                                         ======     ====        ====       ======     ====        ====



  NET DERIVATIVE GAINS (LOSSES)

     The components of net derivative gains (losses) were as follows:

                                                                  YEARS ENDED
                                                                  DECEMBER 31,
                                                              -------------------
                                                              2010    2009   2008
                                                              ----   -----   ----
                                                                 (IN MILLIONS)
Derivatives and hedging gains (losses) (1)..................  $ 15   $ (71)  $ 81
Embedded derivatives........................................    87    (208)   274
                                                              ----   -----   ----
  Total net derivative gains (losses).......................  $102   $(279)  $355
                                                              ====   =====   ====


                       METLIFE INVESTORS INSURANCE COMPANY
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

--------

   (1) Includes foreign currency transaction gains (losses) on hedged items in cash flow hedge relationships, which are not presented elsewhere in this note.

     The Company recognized insignificant net investment income from settlement payments related to qualifying hedges for the years ended December 31, 2010, 2009 and 2008.

     The Company recognized $15 million and $9 million of net derivative gains (losses) from settlement payments related to non-qualifying hedges for the years ended December 31, 2010 and 2009, respectively. The Company recognized insignificant net derivative gains (losses) from settlement payments related to non-qualifying hedges for the year ended December 31, 2008.

  FAIR VALUE HEDGES

     The Company designates and accounts for interest rate swaps to convert fixed rate investments to floating rate investments as fair value hedges when they have met the requirements of fair value hedging.

     The Company did not have any fair value hedges during the years ended December 31, 2010 and 2009. The Company recognized insignificant amounts in net derivative gains (losses) representing the ineffective portion of all fair value hedges for the year ended December 31, 2008. Changes in the fair value of the derivatives and the hedged items were insignificant for the year ended December 31, 2008.

     All components of each derivative's gain or loss were included in the assessment of hedge effectiveness.

  CASH FLOW HEDGES

     The Company designates and accounts for foreign currency swaps to hedge the foreign currency cash flow exposure of foreign currency denominated investments, as cash flow hedges, when they have met the requirements of cash flow hedging.

     For the years ended December 31, 2010, 2009 and 2008, the Company did not recognize any net derivative gains (losses) which represented the ineffective portion of all cash flow hedges. All components of each derivative's gain or loss were included in the assessment of hedge effectiveness. In certain instances, the Company discontinued cash flow hedge accounting because the forecasted transactions did not occur on the anticipated date or within two months of that date. For the years ended December 31, 2010, 2009 and 2008, there were no reclassifications to net derivative gains (losses) related to such discontinued cash flow hedges. There were no hedged forecasted transactions, other than the receipt or payment of variable interest payments, for the years ended December 31, 2010, 2009 and 2008.

     The following table presents the components of accumulated other comprehensive income (loss), before income tax, related to cash flow hedges:

                                                             YEARS ENDED DECEMBER 31,
                                                             ------------------------
                                                             2010      2009      2008
                                                             ----      ----      ----
                                                                   (IN MILLIONS)
Accumulated other comprehensive income (loss), balance at
  January 1,...............................................   $ 1       $ 4      $ --
Gains (losses) deferred in other comprehensive income
  (loss) on the effective portion of cash flow hedges......    --        (3)        4
                                                              ---       ---      ----
Accumulated other comprehensive income (loss), balance at
  December 31,.............................................   $ 1       $ 1       $ 4
                                                              ===       ===      ====



     At December 31, 2010, insignificant amounts of deferred net losses on derivatives in accumulated other comprehensive income (loss) are expected to be reclassified to earnings within the next 12 months.

                       METLIFE INVESTORS INSURANCE COMPANY
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

     For the year ended December 31, 2010, there were insignificant net gains (losses) deferred on derivatives in cash flow hedging relationships in accumulated other comprehensive income (loss) related to foreign currency swaps. For the years ended December 31, 2009 and December 31, 2008, the Company recognized gains (losses) of ($3) million and $4 million, respectively, deferred on derivatives in cash flow hedging relationships in accumulated other comprehensive income (loss) related to foreign currency swaps.

  NON-QUALIFYING DERIVATIVES AND DERIVATIVES FOR PURPOSES OTHER THAN HEDGING

     The Company enters into the following derivatives that do not qualify for hedge accounting or for purposes other than hedging: (i) interest rate swaps, floors, and interest rate futures to economically hedge its exposure to interest rates; (ii) credit default swaps to economically hedge exposure to adverse movements in credit; (iii) equity variance swaps as a macro hedge on certain invested assets; and (iv) credit default swaps to synthetically create investments.

     The following tables present the amount and location of gains (losses) recognized in income for derivatives that were not designated or qualifying as hedging instruments:

                                                                     NET DERIVATIVE
                                                                     GAINS (LOSSES)
                                                                     --------------
                                                                      (IN MILLIONS)
FOR THE YEAR ENDED DECEMBER 31, 2010:
  Interest rate swaps..............................................       $ (1)
  Interest rate floors.............................................         26
  Interest rate futures............................................        (25)
                                                                          ----
     Total.........................................................       $ --
                                                                          ====
FOR THE YEAR ENDED DECEMBER 31, 2009:
  Interest rate floors.............................................       $(79)
  Interest rate futures............................................         (1)
                                                                          ----
     Total.........................................................       $(80)
                                                                          ====
FOR THE YEAR ENDED DECEMBER 31, 2008...............................       $ 81
                                                                          ====



  CREDIT DERIVATIVES

     In connection with synthetically created investment transactions, the Company writes credit default swaps for which it receives a premium to insure credit risk. Such credit derivatives are included within the non-qualifying derivatives and derivatives for purposes other than hedging table. If a credit event occurs, as defined by the contract, generally the contract will require the Company to pay the counterparty the specified swap notional amount in exchange for the delivery of par quantities of the referenced credit obligation. The Company's maximum amount at risk, assuming the value of all referenced credit obligations is zero, was $23 million and $26 million at December 31, 2010 and 2009 respectively. The Company can terminate these contracts at any time through cash settlement with the counterparty at an amount equal to the then current fair value of the credit default swaps. At both December 31, 2010 and 2009, the Company would have received an insignificant amount to terminate all of these contracts.

                       METLIFE INVESTORS INSURANCE COMPANY
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

     The following table presents the estimated fair value, maximum amount of future payments and weighted average years to maturity of written credit default swaps at December 31, 2010 and 2009:

                                                                           DECEMBER 31,
                                  ---------------------------------------------------------------------------------------------
                                                        2010                                           2009
                                  -----------------------------------------------  --------------------------------------------
                                                      MAXIMUM                                          MAXIMUM
                                     ESTIMATED       AMOUNT OF                        ESTIMATED       AMOUNT OF
                                       FAIR           FUTURE                            FAIR           FUTURE        WEIGHTED
RATING AGENCY DESIGNATION OF         VALUE OF     PAYMENTS UNDER      WEIGHTED        VALUE OF     PAYMENTS UNDER     AVERAGE
REFERENCED                        CREDIT DEFAULT  CREDIT DEFAULT   AVERAGE YEARS   CREDIT DEFAULT  CREDIT DEFAULT    YEARS TO
CREDIT OBLIGATIONS (1)                 SWAPS         SWAPS (2)    TO MATURITY (3)       SWAPS         SWAPS (2)    MATURITY (3)
----------------------------      --------------  --------------  ---------------  --------------  --------------  ------------
                                                                          (IN MILLIONS)
Aaa/Aa/A
Single name credit default swaps
  (corporate)...................       $ --             $ 2             3.0             $ --             $ 2            4.0
Credit default swaps referencing
  indices.......................         --               1             2.0               --              24            3.0
                                       ----             ---                             ----             ---
Subtotal........................         --               3             2.7               --              26            3.1
                                       ----             ---                             ----             ---
Baa
Credit default swaps referencing
  indices.......................         --              20             5.0               --              --             --
                                       ----             ---                             ----             ---
  Total.........................        $--             $23             4.7              $--             $26            3.1
                                       ====             ===                             ====             ===



--------

   (1) The rating agency designations are based on availability and the midpoint of the applicable ratings among Moody's, S&P and Fitch. If no rating is available from a rating agency, then an internally developed rating is used.

   (2) Assumes the value of the referenced credit obligations is zero.

   (3) The weighted average years to maturity of the credit default swaps is calculated based on weighted average notional amounts.

  CREDIT RISK ON FREESTANDING DERIVATIVES

     The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. Generally, the current credit exposure of the Company's derivative contracts is limited to the net positive estimated fair value of derivative contracts at the reporting date after taking into consideration the existence of netting agreements and any collateral received pursuant to credit support annexes.

     The Company manages its credit risk related to over-the-counter derivatives by entering into transactions with creditworthy counterparties, maintaining collateral arrangements and through the use of master agreements that provide for a single net payment to be made by one counterparty to another at each due date and upon termination. Because exchange-traded futures are effected through regulated exchanges, and positions are marked to market on a daily basis, the Company has minimal exposure to credit-related losses in the event of nonperformance by counterparties to such derivative instruments. See Note 4 for a description of the impact of credit risk on the valuation of derivative instruments.

     The Company enters into various collateral arrangements, which require both the pledging and accepting of collateral in connection with its derivative instruments. At December 31, 2010, the Company did not accept any cash collateral. At December 31, 2009, the Company was obligated to return cash collateral under its control of $11 million. This unrestricted cash collateral is included in cash and cash equivalents or in short-term investments and the obligation to return it is included in payables for collateral under securities loaned and other transactions in the balance sheets.

     The Company's collateral arrangements for its over-the-counter derivatives generally require the counterparty in a net liability position, after considering the effect of netting agreements, to pledge collateral when the fair value of that counterparty's derivatives reaches a pre-determined threshold. Certain of these arrangements also include credit-contingent provisions that provide for a reduction of these thresholds (on a sliding scale that converges

                       METLIFE INVESTORS INSURANCE COMPANY
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)


toward zero) in the event of downgrades in the credit ratings of the Company and/or the counterparty. In addition, certain of the Company's netting agreements for derivative instruments contain provisions that require the Company to maintain a specific investment grade credit rating from at least one of the major credit rating agencies. If the Company's credit ratings were to fall below that specific investment grade credit rating, it would be in violation of these provisions, and the counterparties to the derivative instruments could request immediate payment or demand immediate and ongoing full overnight collateralization on derivative instruments that are in a net liability position after considering the effect of netting agreements.

     The following table presents the estimated fair value of the Company's over-the-counter derivatives that are in a net liability position after considering the effect of netting agreements, together with the estimated fair value and balance sheet location of the collateral pledged. The table also presents the incremental collateral that the Company would be required to provide if there was a one notch downgrade in the Company's credit rating at the reporting date or if the Company's credit rating sustained a downgrade to a level that triggered full overnight collateralization or termination of the derivative position at the reporting date. Derivatives that are not subject to collateral agreements are not included in the scope of this table.

                                                         ESTIMATED FAIR VALUE         FAIR VALUE OF INCREMENTAL
                                                       OF COLLATERAL PROVIDED:        COLLATERAL PROVIDED UPON:
                                                       -----------------------  -------------------------------------
                                                                                                DOWNGRADE IN THE
                                                                                ONE NOTCH    COMPANY'S CREDIT RATING
                                                                                DOWNGRADE   TO A LEVEL THAT TRIGGERS
                                        ESTIMATED                                 IN THE         FULL OVERNIGHT
                                    FAIR VALUE (1) OF                           COMPANY'S     COLLATERALIZATION OR
                                   DERIVATIVES IN NET       FIXED MATURITY        CREDIT           TERMINATION
                                   LIABILITY POSITION       SECURITIES (2)        RATING   OF THE DERIVATIVE POSITION
                                   ------------------  -----------------------  ---------  --------------------------
                                                                      (IN MILLIONS)
DECEMBER 31, 2010................         $   1                  $ --              $ --               $   1
DECEMBER 31, 2009................           $--                   $--               $--                 $--


--------

   (1) After taking into consideration the existence of netting agreements.

   (2) Included in fixed maturity securities in the balance sheets. The counterparties are permitted by contract to sell or repledge this collateral. At both December 31, 2010 and 2009, the Company did not provide any cash collateral.

     Without considering the effect of netting agreements, the estimated fair value of the Company's over-the-counter derivatives with credit-contingent provisions that were in a gross liability position at December 31, 2010 was $1 million. In the unlikely event that both: (i) the Company's credit rating was downgraded to a level that triggers full overnight collateralization or termination of all derivative positions; and (ii) the Company's netting agreements were deemed to be legally unenforceable, then the additional collateral that the Company would be required to provide to its counterparties in connection with its derivatives in a gross liability position at December 31, 2010 would be $1 million. This amount does not consider an insignificant amount of gross derivative assets for which the Company has the contractual right of offset.

     The Company also has exchange-traded futures, which may require the pledging of collateral. At both December 31, 2010 and 2009, the Company did not pledge any securities collateral for exchange-traded futures. At December 31, 2010, the Company did not provide any cash collateral for exchange-traded futures. At December 31, 2009, the Company provided cash collateral for exchange-traded futures of $3 million, which is included in premiums, reinsurance and other receivables.

  EMBEDDED DERIVATIVES

     The Company has certain embedded derivatives that are required to be separated from their host contracts and accounted for as derivatives. These host contracts principally include: variable annuities with guaranteed minimum

                       METLIFE INVESTORS INSURANCE COMPANY
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)


benefits, including GMWBs, GMABs and certain GMIBs; and affiliated ceded reinsurance contracts of guaranteed minimum benefits related to GMWBs, GMABs and certain GMIBs.

     The following table presents the estimated fair value of the Company's embedded derivatives at:

                                                                      DECEMBER
                                                                        31,
                                                                    -----------
                                                                    2010   2009
                                                                    ----   ----
                                                                        (IN
                                                                     MILLIONS)
Net embedded derivatives within asset host contracts:
Ceded guaranteed minimum benefits.................................  $284   $198
Net embedded derivatives within liability host contracts:
Direct guaranteed minimum benefits................................  $ 15   $ 38


     The following table presents changes in estimated fair value related to embedded derivatives:

                                                               YEARS ENDED DECEMBER
                                                                       31,
                                                             -----------------------
                                                             2010      2009     2008
                                                             ----     -----     ----
                                                                  (IN MILLIONS)
Net derivative gains (losses) (1), (2).....................   $87     $(208)    $274


--------

   (1) The valuation of direct guaranteed minimum benefits includes an adjustment for nonperformance risk. Included in net derivative gains (losses), in connection with this adjustment, were gains (losses) of ($12) million, ($120) million and $136 million, for the years ended December 31, 2010, 2009 and 2008, respectively. In addition, the valuation of ceded guaranteed minimum benefits includes an adjustment for nonperformance risk. Included in net derivative gains (losses), in connection with this adjustment, were gains (losses) of $44 million, $235 million and ($306) million, for the years ended December 31, 2010, 2009 and 2008, respectively. The net derivative gains (losses) for the year ended December 31, 2010 included a gain of $62 million relating to a refinement for estimating nonperformance risk in fair value measurements implemented at June 30, 2010. See Note 4.

   (2) See Note 7 for discussion of affiliated net derivative gains (losses) included in the table above.

4.  FAIR VALUE

     Considerable judgment is often required in interpreting market data to develop estimates of fair value and the use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

                       METLIFE INVESTORS INSURANCE COMPANY
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

ASSETS AND LIABILITIES MEASURED AT FAIR VALUE

  RECURRING FAIR VALUE MEASUREMENTS

     The assets and liabilities measured at estimated fair value on a recurring basis were determined as described below. These estimated fair values and their corresponding placement in the fair value hierarchy are summarized as follows:

                                                                     DECEMBER 31, 2010
                                             -----------------------------------------------------------------
                                                FAIR VALUE MEASUREMENTS AT REPORTING DATE USING
                                             -----------------------------------------------------
                                              QUOTED PRICES IN
                                             ACTIVE MARKETS FOR                        SIGNIFICANT     TOTAL
                                              IDENTICAL ASSETS    SIGNIFICANT OTHER   UNOBSERVABLE   ESTIMATED
                                               AND LIABILITIES    OBSERVABLE INPUTS      INPUTS         FAIR
                                                  (LEVEL 1)           (LEVEL 2)         (LEVEL 3)      VALUE
                                             ------------------   -----------------   ------------   ---------
                                                                       (IN MILLIONS)
ASSETS
Fixed maturity securities:
  U.S. corporate securities...............          $ --               $   836            $ 22        $   858
  RMBS....................................            --                   344              --            344
  U.S. Treasury and agency securities.....            89                   203              --            292
  CMBS....................................            --                   264              --            264
  Foreign corporate securities............            --                   102              25            127
  ABS.....................................            --                    95              30            125
  State and political subdivision
     securities...........................            --                    13              --             13
  Foreign government securities...........            --                    11              --             11
                                                    ----               -------            ----        -------
     Total fixed maturity securities......            89                 1,868              77          2,034
                                                    ----               -------            ----        -------
Equity securities:
  Non-redeemable preferred stock..........            --                    --              15             15
  Common stock............................             2                    --              10             12
                                                    ----               -------            ----        -------
     Total equity securities..............             2                    --              25             27
                                                    ----               -------            ----        -------
Short-term investments (1)................            42                     4               9             55
Derivative assets: (2)
Interest rate contracts...................            --                    20              --             20
Foreign currency contracts................            --                     2              --              2
Credit contracts..........................            --                     1              --              1
                                                    ----               -------            ----        -------
  Total derivative assets.................            --                    23              --             23
                                                    ----               -------            ----        -------
Net embedded derivatives within asset host
  contracts (3)...........................            --                    --             284            284
Separate account assets (4)...............            --                10,700              --         10,700
                                                    ----               -------            ----        -------
  Total assets............................          $133               $12,595            $395        $13,123
                                                    ====               =======            ====        =======
LIABILITIES
Derivative liabilities: (2)
Foreign currency contracts................          $ --               $     1            $ --        $     1
                                                    ----               -------            ----        -------
  Total derivative liabilities............            --                     1              --              1
                                                    ----               -------            ----        -------
Net embedded derivatives within liability
  host contracts (3)......................            --                    --              15             15
                                                    ----               -------            ----        -------
  Total liabilities.......................          $ --               $     1            $ 15        $    16
                                                    ====               =======            ====        =======


                       METLIFE INVESTORS INSURANCE COMPANY
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

                                                              DECEMBER 31, 2009
                                      -----------------------------------------------------------------
                                         FAIR VALUE MEASUREMENTS AT REPORTING DATE USING
                                      -----------------------------------------------------
                                       QUOTED PRICES IN
                                      ACTIVE MARKETS FOR                        SIGNIFICANT     TOTAL
                                       IDENTICAL ASSETS    SIGNIFICANT OTHER   UNOBSERVABLE   ESTIMATED
                                        AND LIABILITIES    OBSERVABLE INPUTS      INPUTS         FAIR
                                           (LEVEL 1)           (LEVEL 2)         (LEVEL 3)      VALUE
                                      ------------------   -----------------   ------------   ---------
                                                                (IN MILLIONS)
ASSETS
Fixed maturity securities:
  U.S. corporate securities.........         $ --               $   682            $ 16        $   698
  RMBS..............................           --                   310              --            310
  U.S. Treasury and agency
     securities.....................           73                   109              --            182
  CMBS..............................           --                   313              --            313
  Foreign corporate securities......           --                    96              20            116
  ABS...............................           --                   121              32            153
  State and political subdivision
     securities.....................           --                    13              --             13
  Foreign government securities.....           --                    10              --             10
                                             ----               -------            ----        -------
     Total fixed maturity
       securities...................           73                 1,654              68          1,795
                                             ----               -------            ----        -------
Equity securities:
  Non-redeemable preferred stock....           --                     1              14             15
  Common stock......................            1                    --              --              1
                                             ----               -------            ----        -------
     Total equity securities........            1                     1              14             16
                                             ----               -------            ----        -------
Short-term investments..............           82                    45              --            127
Derivative assets (2)...............            1                    28              --             29
Net embedded derivatives within
  asset host contracts (3)..........           --                    --             198            198
Separate account assets (4).........           --                 9,347              --          9,347
                                             ----               -------            ----        -------
  Total assets......................         $157               $11,075            $280        $11,512
                                             ====               =======            ====        =======
LIABILITIES
Net embedded derivatives within
  liability host contracts (3)......         $ --               $    --            $ 38        $    38
                                             ====               =======            ====        =======



--------

   (1) Short-term investments as presented in the table above differs from the amount presented in the consolidated balance sheets because certain short-term investments are not measured at estimated fair value (e.g., time deposits, etc.), and therefore are excluded from the table presented above

   (2) Derivative assets are presented within other invested assets in the balance sheets and derivative liabilities are presented within other liabilities in the balance sheets. The amounts are presented gross in the tables above to reflect the presentation in the balance sheets, but are presented net for purposes of the rollforward in the Fair Value Measurements Using Significant Unobservable Inputs (Level 3) tables which follow.

   (3) Net embedded derivatives within asset host contracts are presented within premiums, reinsurance and other receivables in the balance sheets. Net embedded derivatives within liability host contracts are presented within policyholder account balances in the balance sheets.

                       METLIFE INVESTORS INSURANCE COMPANY
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



   (4) Separate account assets are measured at estimated fair value. Investment performance related to separate account assets is fully offset by corresponding amounts credited to contractholders whose liability is reflected within separate account liabilities. Separate account liabilities are set equal to the estimated fair value of separate account assets.

     The methods and assumptions used to estimate the fair value of financial instruments are summarized as follows:

  Fixed Maturity Securities, Equity Securities and Short-term Investments

     When available, the estimated fair value of the Company's fixed maturity and equity securities are based on quoted prices in active markets that are readily and regularly obtainable. Generally, these are the most liquid of the Company's securities holdings and valuation of these securities does not involve management judgment.

     When quoted prices in active markets are not available, the determination of estimated fair value is based on market standard valuation methodologies. The market standard valuation methodologies utilized include: discounted cash flow methodologies, matrix pricing or other similar techniques. The inputs in applying these market standard valuation methodologies include, but are not limited to: interest rates, credit standing of the issuer or counterparty, industry sector of the issuer, coupon rate, call provisions, sinking fund requirements, maturity and management's assumptions regarding estimated duration, liquidity and estimated future cash flows. Accordingly, the estimated fair values are based on available market information and management's judgments about financial instruments.

     The significant inputs to the market standard valuation methodologies for certain types of securities with reasonable levels of price transparency are inputs that are observable in the market or can be derived principally from or corroborated by observable market data. Such observable inputs include benchmarking prices for similar assets in active markets, quoted prices in markets that are not active and observable yields and spreads in the market.

     When observable inputs are not available, the market standard valuation methodologies for determining the estimated fair value of certain types of securities that trade infrequently, and therefore have little or no price transparency, rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from or corroborated by observable market data. These unobservable inputs can be based in large part on management judgment or estimation and cannot be supported by reference to market activity. Even though unobservable, these inputs are assumed to be consistent with what other market participants would use when pricing such securities and are considered appropriate given the circumstances.

     The use of different methodologies, assumptions and inputs may have a material effect on the estimated fair values of the Company's securities holdings.

  Derivatives

     The estimated fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives or through the use of pricing models for over-the-counter derivatives. The determination of estimated fair value, when quoted market values are not available, is based on market standard valuation methodologies and inputs that are assumed to be consistent with what other market participants would use when pricing the instruments. Derivative valuations can be affected by changes in interest rates, foreign currency exchange rates, financial indices, credit spreads, default risk (including the counterparties to the contract), volatility, liquidity and changes in estimates and assumptions used in the pricing models.

     The significant inputs to the pricing models for most over-the-counter derivatives are inputs that are observable in the market or can be derived principally from or corroborated by observable market data. Significant inputs that are observable generally include: interest rates, foreign currency exchange rates, interest rate curves, credit curves

                       METLIFE INVESTORS INSURANCE COMPANY
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)


and volatility. However, certain over-the-counter derivatives may rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from or corroborated by observable market data. Significant inputs that are unobservable generally include: independent broker quotes, credit correlation assumptions, references to emerging market currencies and inputs that are outside the observable portion of the interest rate curve, credit curve, volatility or other relevant market measure. These unobservable inputs may involve significant management judgment or estimation. Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and are assumed to be consistent with what other market participants would use when pricing such instruments.

     The credit risk of both the counterparty and the Company are considered in determining the estimated fair value for all over-the-counter derivatives, and any potential credit adjustment is based on the net exposure by counterparty after taking into account the effects of netting agreements and collateral arrangements. The Company values its derivative positions using the standard swap curve which includes a spread to the risk free rate. This credit spread is appropriate for those parties that execute trades at pricing levels consistent with the standard swap curve. As the Company and its significant derivative counterparties consistently execute trades at such pricing levels, additional credit risk adjustments are not currently required in the valuation process. The Company's ability to consistently execute at such pricing levels is in part due to the netting agreements and collateral arrangements that are in place with all of its significant derivative counterparties. The evaluation of the requirement to make additional credit risk adjustments is performed by the Company each reporting period.

     Most inputs for over-the-counter derivatives are mid market inputs but, in certain cases, bid level inputs are used when they are deemed more representative of exit value. Market liquidity, as well as the use of different methodologies, assumptions and inputs, may have a material effect on the estimated fair values of the Company's derivatives and could materially affect net income.

  Embedded Derivatives Within Asset and Liability Host Contracts

     Embedded derivatives principally include certain direct variable annuity guarantees and certain affiliated ceded reinsurance contracts related to such variable annuity guarantees. Embedded derivatives are recorded in the financial statements at estimated fair value with changes in estimated fair value reported in net income.

     The Company issues certain variable annuity products with guaranteed minimum benefit guarantees. GMWBs, GMABs and certain GMIBs are embedded derivatives, which are measured at estimated fair value separately from the host variable annuity contract, with changes in estimated fair value reported in net derivative gains (losses). These embedded derivatives are classified within policyholder account balances in the balance sheets.

     The fair value of these guarantees is estimated using the present value of future benefits minus the present value of future fees using actuarial and capital market assumptions related to the projected cash flows over the expected lives of the contracts. A risk neutral valuation methodology is used under which the cash flows from the guarantees are projected under multiple capital market scenarios using observable risk free rates, currency exchange rates and observable and estimated implied volatilities.

     The valuation of these guarantee liabilities includes adjustments for nonperformance risk and for a risk margin related to non-capital market inputs. Both of these adjustments are captured as components of the spread which, when combined with the risk free rate, is used to discount the cash flows of the liability for purposes of determining its fair value.

     The nonperformance adjustment is determined by taking into consideration publicly available information relating to spreads in the secondary market for MetLife's debt, including related credit default swaps. These observable spreads are then adjusted, as necessary, to reflect the priority of these liabilities and the claims paying ability of the issuing insurance subsidiaries compared to MetLife.

                       METLIFE INVESTORS INSURANCE COMPANY
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

     Risk margins are established to capture the non-capital market risks of the instrument which represent the additional compensation a market participant would require to assume the risks related to the uncertainties of such actuarial assumptions as annuitization, premium persistency, partial withdrawal and surrenders. The establishment of risk margins requires the use of significant management judgment, including assumptions of the amount and cost of capital needed to cover the guarantees. These guarantees may be more costly than expected in volatile or declining equity markets. Market conditions including, but not limited to, changes in interest rates, equity indices, market volatility and foreign currency exchange rates; changes in nonperformance risk; and variations in actuarial assumptions regarding policyholder behavior, mortality and risk margins related to non-capital market inputs may result in significant fluctuations in the estimated fair value of the guarantees that could materially affect net income.

     The Company ceded the risk associated with certain of the GMIB, GMAB and GMWB guarantees described above to an affiliated reinsurance company that are also accounted for as embedded derivatives. In addition to ceding risks associated with guarantees that are accounted for as embedded derivatives, the Company also cedes, to the same affiliated reinsurance company, certain directly written GMIB guarantees that are accounted for as insurance (i.e., not as embedded derivatives) but where the reinsurance contract contains an embedded derivative. These embedded derivatives are included in premiums, reinsurance and other receivables in the balance sheets with changes in estimated fair value reported in net derivative gains (losses). The value of the embedded derivatives on these ceded risks is determined using a methodology consistent with that described previously for the guarantees directly written by the Company. Because the direct guarantee is not accounted for at fair value, significant fluctuations in net income may occur as the change in fair value of the embedded derivative on the ceded risk is being recorded in net income without a corresponding and offsetting change in fair value of the direct guarantee.

     As part of its regular review of critical accounting estimates, the Company periodically assesses inputs for estimating nonperformance risk (commonly referred to as "own credit") in fair value measurements. During the second quarter of 2010, the Company completed a study that aggregated and evaluated data, including historical recovery rates of insurance companies, as well as policyholder behavior observed over the past two years as the recent financial crisis evolved. As a result, at the end of the second quarter of 2010, the Company refined the way in which it incorporates expected recovery rates into the nonperformance risk adjustment for purposes of estimating the fair value of investment-type contracts and embedded derivatives within insurance contracts. The Company recognized a gain of $19 million, net of DAC and income tax, relating to implementing the refinement at June 30, 2010.

  Separate Account Assets

     Separate account assets are carried at estimated fair value and reported as a summarized total on the balance sheets. The estimated fair value of separate account assets is based on the estimated fair value of the underlying assets owned by the separate account. Assets within the Company's separate accounts consist of mutual funds. See "-- Valuation Techniques and Inputs by Level Within the Three-Level Fair Value Hierarchy by Major Classes of Assets and Liabilities" below for a discussion of the methods and assumptions used to estimate the fair value of these financial instruments.

VALUATION TECHNIQUES AND INPUTS BY LEVEL WITHIN THE THREE-LEVEL FAIR VALUE HIERARCHY BY MAJOR CLASSES OF ASSETS AND LIABILITIES

     A description of the significant valuation techniques and inputs to the determination of estimated fair value for the more significant asset and liability classes measured at fair value on a recurring basis is as follows:

     The Company determines the estimated fair value of its investments using primarily the market approach and the income approach. The use of quoted prices for identical assets and matrix pricing or other similar techniques are examples of market approaches, while the use of discounted cash flow methodologies is an example of the income

                       METLIFE INVESTORS INSURANCE COMPANY
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)


approach. The Company attempts to maximize the use of observable inputs and minimize the use of unobservable inputs in selecting whether the market or income approach is used.

     While certain investments have been classified as Level 1 from the use of unadjusted quoted prices for identical investments supported by high volumes of trading activity and narrow bid/ask spreads, most investments have been classified as Level 2 because the significant inputs used to measure the fair value on a recurring basis of the same or similar investment are market observable or can be corroborated using market observable information for the full term of the investment. Level 3 investments include those where estimated fair values are based on significant unobservable inputs that are supported by little or no market activity and may reflect our own assumptions about what factors market participants would use in pricing these investments.

LEVEL 1 MEASUREMENTS:

  FIXED MATURITY SECURITIES, EQUITY SECURITIES AND SHORT-TERM INVESTMENTS

     These securities are comprised of U.S. Treasury fixed maturity securities, exchange traded common stock and short-term money market securities, including U.S. Treasury bills. Valuation of these securities is based on unadjusted quoted prices in active markets that are readily and regularly available.

  DERIVATIVE ASSETS

     These assets are comprised of exchange-traded derivatives. Valuation of these assets is based on unadjusted quoted prices in active markets that are readily and regularly available.

LEVEL 2 MEASUREMENTS:

  FIXED MATURITY SECURITIES, EQUITY SECURITIES AND SHORT-TERM INVESTMENTS

     This level includes fixed maturity securities and equity securities priced principally by independent pricing services using observable inputs. Short-term investments within this level are of a similar nature and class to the Level 2 securities described below; accordingly, the valuation techniques and significant market standard observable inputs used in their valuation are also similar to those described below.

     U.S. corporate and foreign corporate securities. These securities are principally valued using the market and income approaches. Valuation is based primarily on quoted prices in markets that are not active, or using matrix pricing or other similar techniques that use standard market observable inputs such as benchmark yields, spreads off benchmark yields, new issuances, issuer rating, duration, and trades of identical or comparable securities. Investment grade privately placed securities are valued using discounted cash flow methodologies using standard market observable inputs, and inputs derived from, or corroborated by, market observable data including market yield curve, duration, call provisions, observable prices and spreads for similar publicly traded or privately traded issues that incorporate the credit quality and industry sector of the issuer. This level also includes certain below investment grade privately placed fixed maturity securities priced by independent pricing services that use observable inputs.

     Structured securities comprised of RMBS, CMBS and ABS. These securities are principally valued using the market approach. Valuation is based primarily on matrix pricing or other similar techniques using standard market inputs including spreads for actively traded securities, spreads off benchmark yields, expected prepayment speeds and volumes, current and forecasted loss severity, rating, weighted average coupon, weighted average maturity, average delinquency rates, geographic region, debt-service coverage ratios and issuance-specific information including, but not limited to: collateral type, payment terms of the underlying assets, payment priority within the tranche, structure of the security, deal performance and vintage of loans.

                       METLIFE INVESTORS INSURANCE COMPANY
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

     U.S. Treasury and agency securities. These securities are principally valued using the market approach. Valuation is based primarily on quoted prices in markets that are not active, or using matrix pricing or other similar techniques using standard market observable inputs such as benchmark U.S. Treasury yield curve, the spread off the U.S. Treasury curve for the identical security and comparable securities that are actively traded.

     Foreign government and state and political subdivision securities. These securities are principally valued using the market approach. Valuation is based primarily on matrix pricing or other similar techniques using standard market observable inputs including benchmark U.S. Treasury or other yields, issuer ratings, broker-dealer quotes, issuer spreads and reported trades of similar securities, including those within the same sub-sector or with a similar maturity or credit rating.

     Non-redeemable preferred stock. These securities are principally valued using the market approach where market quotes are available but are not considered actively traded. Valuation is based principally on observable inputs including quoted prices in markets that are not considered active.

  DERIVATIVE ASSETS AND DERIVATIVE LIABILITIES

     This level includes all types of derivative instruments utilized by the Company with the exception of exchange-traded derivatives included within Level
1. These derivatives are principally valued using an income approach.

  INTEREST RATE CONTRACTS.

     Non-option-based -- Valuations are based on present value techniques, which utilize significant inputs that may include the swap yield curve and London Inter-Bank Offer Rate ("LIBOR") basis curves.

     Option-based -- Valuations are based on option pricing models, which utilize significant inputs that may include the swap yield curve, LIBOR basis curves, and interest rate volatility.

  FOREIGN CURRENCY CONTRACTS.

     Non-option-based -- Valuations are based on present value techniques, which utilize significant inputs that may include the swap yield curve, LIBOR basis curves, currency spot rates, and cross currency basis curves.

  CREDIT CONTRACTS.

     Non-option-based -- Valuations are based on present value techniques, which utilize significant inputs that may include the swap yield curve, credit curves, and recovery rates.

  SEPARATE ACCOUNT ASSETS

     These assets are comprised of certain mutual funds without readily determinable fair values given prices are not published publicly. Valuation of the mutual funds is based upon quoted prices or reported NAV provided by the fund managers.

LEVEL 3 MEASUREMENTS:

     In general, investments classified within Level 3 use many of the same valuation techniques and inputs as described above. However, if key inputs are unobservable, or if the investments are less liquid and there is very limited trading activity, the investments are generally classified as Level 3. The use of independent non-binding broker quotations to value investments generally indicates there is a lack of liquidity or the general lack of transparency in the process to develop the valuation estimates generally causing these investments to be classified in Level 3.

                       METLIFE INVESTORS INSURANCE COMPANY
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

  FIXED MATURITY SECURITIES, EQUITY SECURITIES AND SHORT-TERM INVESTMENTS

     This level includes fixed maturity securities and equity securities priced principally by independent broker quotations or market standard valuation methodologies using inputs that are not market observable or cannot be derived principally from or corroborated by observable market data. Short-term investments within this level are of a similar nature and class to the Level 3 securities described below; accordingly, the valuation techniques and significant market standard observable inputs used in their valuation are also similar to those described below.

     U.S. corporate and foreign corporate securities. These securities, including financial services industry hybrid securities classified within fixed maturity securities, are principally valued using the market and income approaches. Valuations are based primarily on matrix pricing or other similar techniques that utilize unobservable inputs or cannot be derived principally from, or corroborated by, observable market data, including illiquidity premiums and spread adjustments to reflect industry trends or specific credit-related issues. Valuations may be based on independent non-binding broker quotations. Generally, below investment grade privately placed or distressed securities included in this level are valued using discounted cash flow methodologies which rely upon significant, unobservable inputs and inputs that cannot be derived principally from, or corroborated by, observable market data.

     Structured securities comprised of ABS. These securities are principally valued using the market approach. Valuation is based primarily on matrix pricing or other similar techniques that utilize inputs that are unobservable or cannot be derived principally from, or corroborated by, observable market data, or are based on independent non-binding broker quotations. Below investment grade securities and ABS supported by sub-prime mortgage loans included in this level are valued based on inputs including quoted prices for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2, and certain of these securities are valued based on independent non-binding broker quotations.

     Common and non-redeemable preferred stock. These securities, including privately held securities and financial services industry hybrid securities classified within equity securities, are principally valued using the market and income approaches. Valuations are based primarily on matrix pricing or other similar techniques using inputs such as comparable credit rating and issuance structure. Equity securities valuations determined with discounted cash flow methodologies use inputs such as earnings multiples based on comparable public companies, and industry-specific non-earnings based multiples. Certain of these securities are valued based on independent non-binding broker quotations.

  GUARANTEED MINIMUM BENEFIT GUARANTEES

     These embedded derivatives are principally valued using an income approach. Valuations are based on option pricing techniques, which utilize significant inputs that may include swap yield curve, currency exchange rates and implied volatilities. These embedded derivatives result in Level 3 classification because one or more of the significant inputs are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. Significant unobservable inputs generally include: the extrapolation beyond observable limits of the swap yield curve and implied volatilities, actuarial assumptions for policyholder behavior and mortality and the potential variability in policyholder behavior and mortality, nonperformance risk and cost of capital for purposes of calculating the risk margin.

  REINSURANCE CEDED ON CERTAIN GUARANTEED MINIMUM BENEFIT GUARANTEES

     These embedded derivatives are principally valued using an income approach. Valuations are based on option pricing techniques, which utilize significant inputs that may include swap yield curve, currency exchange rates and implied volatilities. These embedded derivatives result in Level 3 classification because one or more of the significant inputs are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. Significant unobservable inputs generally include: the extrapolation beyond observable

                       METLIFE INVESTORS INSURANCE COMPANY
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)


limits of the swap yield curve and implied volatilities, actuarial assumptions for policyholder behavior and mortality and the potential variability in policyholder behavior and mortality, counterparty credit spreads and cost of capital for purposes of calculating the risk margin.

TRANSFERS BETWEEN LEVELS 1 AND 2:

     During the year ended December 31, 2010, transfers between Levels 1 and 2 were not significant.

TRANSFERS INTO OR OUT OF LEVEL 3:

     Overall, transfers into and/or out of Level 3 are attributable to a change in the observability of inputs. Assets and liabilities are transferred into Level 3 when a significant input cannot be corroborated with market observable data. This occurs when market activity decreases significantly and underlying inputs cannot be observed, current prices are not available, and/or when there are significant variances in quoted prices, thereby affecting transparency. Assets and liabilities are transferred out of Level 3 when circumstances change such that a significant input can be corroborated with market observable data. This may be due to a significant increase in market activity, a specific event, or one or more significant input(s) becoming observable. Transfers into and/or out of any level are assumed to occur at the beginning of the period. Significant transfers into and/or out of Level 3 assets and liabilities for the year ended December 31, 2010 are summarized below.

     During the year ended December 31, 2010, fixed maturity securities transfers into Level 3 of $5 million resulted primarily from current market conditions characterized by a lack of trading activity, decreased liquidity and credit ratings downgrades (e.g., from investment grade to below investment grade). These current market conditions have resulted in decreased transparency of valuations and an increased use of broker quotations and unobservable inputs to determine estimated fair value principally for certain private placements included in U.S. corporate securities.

     During the year ended December 31, 2010, there were no transfers out of Level 3.

     A rollforward of all assets and liabilities measured at estimated fair value on a recurring basis using significant unobservable (Level 3) inputs is as follows:

                                       FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
                              ----------------------------------------------------------------------------------------
                                                     TOTAL
                                              REALIZED/UNREALIZED
                                            GAINS (LOSSES) INCLUDED
                                                      IN:
                                           ------------------------      PURCHASES,
                                                          OTHER            SALES,
                               BALANCE,    EARNINGS   COMPREHENSIVE    ISSUANCES AND    TRANSFER INTO    TRANSFER OUT
                              JANUARY 1,   (1), (2)   INCOME (LOSS)   SETTLEMENTS (3)    LEVEL 3 (4)    OF LEVEL 3 (4)
                              ----------   --------   -------------   ---------------   -------------   --------------
                                                                    (IN MILLIONS)
YEAR ENDED DECEMBER 31,
  2010:
ASSETS:
Fixed maturity securities:
  U.S. corporate
     securities............      $ 16        $ --         $   1             $ --            $   5            $ --
  RMBS.....................        --          --            --               --               --              --
  Foreign corporate
     securities............        20          --             3                2               --              --
  ABS......................        32          (3)            7               (6)              --              --
                                 ----        ----         -----             ----            -----            ----
     Total fixed maturity
       securities..........      $ 68         $(3)          $11              $(4)             $ 5             $--
                                 ====        ====         =====             ====            =====            ====
Equity securities:
  Non-redeemable preferred
     stock.................      $ 14         $--           $ 1              $--              $--             $--
  Common stock.............        --          --            --               10               --              --
                                 ----        ----         -----             ----            -----            ----
     Total equity
       securities..........      $ 14         $--           $ 1              $10              $--             $--
                                 ====        ====         =====             ====            =====            ====
Short-term investments.....      $ --         $--           $--              $ 9              $--             $--
Net embedded derivatives
  (5)......................      $160         $87           $--              $22              $--             $--
                               FAIR VALUE
                              MEASUREMENTS
                                  USING
                               SIGNIFICANT
                              UNOBSERVABLE
                                 INPUTS
                                (LEVEL 3)
                              ------------
                                BALANCE,
                              DECEMBER 31,
                              ------------
                                   (IN
                                MILLIONS)
YEAR ENDED DECEMBER 31,
  2010:
ASSETS:
Fixed maturity securities:
  U.S. corporate
     securities............       $ 22
  RMBS.....................         --
  Foreign corporate
     securities............         25
  ABS......................         30
                                  ----
     Total fixed maturity
       securities..........       $ 77
                                  ====
Equity securities:
  Non-redeemable preferred
     stock.................       $ 15
  Common stock.............         10
                                  ----
     Total equity
       securities..........       $ 25
                                  ====
Short-term investments.....       $  9
Net embedded derivatives
  (5)......................       $269

                       METLIFE INVESTORS INSURANCE COMPANY
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

                                       FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
                               ---------------------------------------------------------------------------------------
                                                      TOTAL
                                               REALIZED/UNREALIZED
                                             GAINS (LOSSES) INCLUDED
                                                       IN:
                                            ------------------------      PURCHASES,
                                                           OTHER            SALES,        TRANSFER INTO
                                BALANCE,    EARNINGS   COMPREHENSIVE    ISSUANCES AND      AND/OR OUT       BALANCE,
                               JANUARY 1,   (1), (2)   INCOME (LOSS)   SETTLEMENTS (3)   OF LEVEL 3 (4)   DECEMBER 31,
                               ----------   --------   -------------   ---------------   --------------   ------------
                                                                    (IN MILLIONS)
YEAR ENDED DECEMBER 31,
  2009:
ASSETS:
Fixed maturity securities:
  U.S. corporate
     securities.............      $  8        $  --        $   2              $ 6             $ --            $ 16
  RMBS......................         5           (1)           1               (5)              --              --
  Foreign corporate
     securities.............        19           --            7               (6)              --              20
  ABS.......................        25           (1)           9               (1)              --              32
                                  ----        -----        -----             ----             ----            ----
     Total fixed maturity
       securities...........      $ 57        $  (2)         $19              $(6)             $--            $ 68
                                  ====        =====        =====             ====             ====            ====
Equity securities:
  Non-redeemable preferred
     stock..................      $  9        $  --          $ 5              $--              $--            $ 14
  Common stock..............        --           --           --               --               --              --
                                  ----        -----        -----             ----             ----            ----
     Total equity
       securities...........      $  9        $  --          $ 5             $ --              $--            $ 14
                                  ====        =====        =====             ====             ====            ====
Net embedded derivatives
  (5).......................      $343        $(205)         $--              $22              $--            $160



                                       FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
                       ------------------------------------------------------------------------------------------------------
                                                                            TOTAL
                                                                     REALIZED/UNREALIZED
                                                                   GAINS (LOSSES) INCLUDED
                                                                             IN:
                                                                  ------------------------
                                                                                                PURCHASES,
                         BALANCE,                                                OTHER            SALES,        TRANSFER INTO
                       DECEMBER 31,     IMPACT OF     BALANCE,    EARNINGS   COMPREHENSIVE    ISSUANCES AND      AND/OR OUT
                           2007       ADOPTION (6)   JANUARY 1,   (1), (2)   INCOME (LOSS)   SETTLEMENTS (3)   OF LEVEL 3 (4)
                       ------------   ------------   ----------   --------   -------------   ---------------   --------------
                                                                    (IN MILLIONS)
YEAR ENDED DECEMBER
  31, 2008:
ASSETS:
Fixed maturity
  securities........       $115           $  --         $115         $ (8)       $ (29)           $ (27)             $ 6
Equity securities...       $ 18             $--         $ 18        $  --         $ (9)           $  --             $ --
Net embedded
  derivatives (5)...       $ 56             $30         $ 86         $244        $  --             $ 13              $--
                        FAIR VALUE
                       MEASUREMENTS
                           USING
                        SIGNIFICANT
                       UNOBSERVABLE
                          INPUTS
                         (LEVEL 3)
                       ------------
                         BALANCE,
                       DECEMBER 31,
                       ------------
                            (IN
                         MILLIONS)
YEAR ENDED DECEMBER
  31, 2008:
ASSETS:
Fixed maturity
  securities........       $ 57
Equity securities...       $  9
Net embedded
  derivatives (5)...       $343


--------

   (1) Amortization of premium/discount is included within net investment income which is reported within the earnings caption of total gains (losses). Impairments charged to earnings on securities are included within net investment gains (losses) which are reported within the earnings caption of total gains (losses). Lapses associated with embedded derivatives are included within the earnings caption of total gains (losses).

   (2) Interest and dividend accruals, as well as cash interest coupons and dividends received, are excluded from the rollforward.

                       METLIFE INVESTORS INSURANCE COMPANY
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



   (3) The amount reported within purchases, sales, issuances and settlements is the purchase/issuance price (for purchases and issuances) and the sales/settlement proceeds (for sales and settlements) based upon the actual date purchased/issued or sold/settled. Items purchased/issued and sold/settled in the same period are excluded from the rollforward. For embedded derivatives, attributed fees are included within this caption along with settlements, if any.

   (4) Total gains and losses (in earnings and other comprehensive income
       (loss)) are calculated assuming transfers into and/or out of Level 3 occurred at the beginning of the period. Items transferred into and out in the same period are excluded from the rollforward.

   (5) Embedded derivative assets and liabilities are presented net for purposes of the rollforward.

   (6) The impact of adoption of fair value measurement guidance represents the amount recognized in earnings resulting from a change in estimate for certain Level 3 financial instruments held at January 1, 2008. The net impact of adoption on Level 3 assets and liabilities presented in the table above was a $30 million increase to net assets. Such amount was also impacted by a reduction to DAC of $10 million, which resulted in a total net impact of $20 million on Level 3 assets and liabilities and also reflects the total net impact of the adoption.

     The tables below summarize both realized and unrealized gains and losses due to changes in estimated fair value recorded in earnings for Level 3 assets and liabilities:

                                                             TOTAL GAINS AND LOSSES
                                                  --------------------------------------------
                                                   CLASSIFICATION OF REALIZED/UNREALIZED GAINS
                                                          (LOSSES) INCLUDED IN EARNINGS
                                                  --------------------------------------------
                                                                   NET          NET
                                                      NET      INVESTMENT   DERIVATIVE
                                                  INVESTMENT      GAINS        GAINS
                                                    INCOME      (LOSSES)     (LOSSES)    TOTAL
                                                  ----------   ----------   ----------   -----
                                                                  (IN MILLIONS)
YEAR ENDED DECEMBER 31, 2010:
ASSETS:
Fixed maturity securities:
  RMBS..........................................     $ --         $ --         $ --       $ --
  ABS...........................................       --           (3)          --         (3)
                                                     ----         ----         ----       ----
     Total fixed maturity securities............      $--          $(3)         $--        $(3)
                                                     ====         ====         ====       ====
Net embedded derivatives........................      $--          $--          $87        $87



                                                             TOTAL GAINS AND LOSSES
                                                  --------------------------------------------
                                                   CLASSIFICATION OF REALIZED/UNREALIZED GAINS
                                                          (LOSSES) INCLUDED IN EARNINGS
                                                  --------------------------------------------
                                                                   NET          NET
                                                      NET      INVESTMENT   DERIVATIVE
                                                  INVESTMENT      GAINS        GAINS
                                                    INCOME      (LOSSES)     (LOSSES)    TOTAL
                                                  ----------   ----------   ----------   -----
                                                                  (IN MILLIONS)
YEAR ENDED DECEMBER 31, 2009:
ASSETS:
Fixed maturity securities:
  RMBS..........................................     $ --         $  (1)      $   --     $  (1)
  ABS...........................................       --            (1)          --        (1)
                                                     ----         -----       ------     -----
     Total fixed maturity securities............      $--           $(2)       $  --     $  (2)
                                                     ====         =====       ======     =====
Net embedded derivatives........................      $--           $--        $(205)    $(205)

                       METLIFE INVESTORS INSURANCE COMPANY
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

                                                             TOTAL GAINS AND LOSSES
                                                  --------------------------------------------
                                                   CLASSIFICATION OF REALIZED/UNREALIZED GAINS
                                                          (LOSSES) INCLUDED IN EARNINGS
                                                  --------------------------------------------
                                                                   NET          NET
                                                      NET      INVESTMENT   DERIVATIVE
                                                  INVESTMENT      GAINS        GAINS
                                                    INCOME      (LOSSES)     (LOSSES)    TOTAL
                                                  ----------   ----------   ----------   -----
                                                                  (IN MILLIONS)
YEAR ENDED DECEMBER 31, 2008:
ASSETS:
Fixed maturity securities.......................     $ --         $ (8)        $ --       $ (8)
Net embedded derivatives........................      $--          $--         $244       $244


     The tables below summarize the portion of unrealized gains and losses, due to changes in estimated fair value, recorded in earnings for Level 3 assets and liabilities that were still held at the respective time periods:

                                                      CHANGES IN UNREALIZED GAINS (LOSSES)
                                                   RELATING TO ASSETS AND LIABILITIES HELD AT
                                                                DECEMBER 31, 2010
                                                  --------------------------------------------
                                                                   NET          NET
                                                      NET      INVESTMENT   DERIVATIVE
                                                  INVESTMENT      GAINS        GAINS
                                                    INCOME      (LOSSES)     (LOSSES)    TOTAL
                                                  ----------   ----------   ----------   -----
                                                                  (IN MILLIONS)
YEAR ENDED DECEMBER 31, 2010:
ASSETS:
Net embedded derivatives........................     $ --         $ --          $91       $91



                                                      CHANGES IN UNREALIZED GAINS (LOSSES)
                                                   RELATING TO ASSETS AND LIABILITIES HELD AT
                                                                DECEMBER 31, 2009
                                                  --------------------------------------------
                                                                   NET          NET
                                                      NET      INVESTMENT   DERIVATIVE
                                                  INVESTMENT      GAINS        GAINS
                                                    INCOME      (LOSSES)     (LOSSES)    TOTAL
                                                  ----------   ----------   ----------   -----
                                                                  (IN MILLIONS)
YEAR ENDED DECEMBER 31, 2009:
ASSETS:
Fixed maturity securities:
  ABS...........................................     $ --         $ (3)       $   --     $  (3)
                                                     ----         ----        ------     -----
     Total fixed maturity securities............      $--          $(3)        $  --     $  (3)
                                                     ====         ====        ======     =====
Net embedded derivatives........................      $--          $--         $(202)    $(202)

                       METLIFE INVESTORS INSURANCE COMPANY
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

                                                      CHANGES IN UNREALIZED GAINS (LOSSES)
                                                   RELATING TO ASSETS AND LIABILITIES HELD AT
                                                                DECEMBER 31, 2008
                                                  --------------------------------------------
                                                                   NET          NET
                                                      NET      INVESTMENT   DERIVATIVE
                                                  INVESTMENT      GAINS        GAINS
                                                    INCOME      (LOSSES)     (LOSSES)    TOTAL
                                                  ----------   ----------   ----------   -----
                                                                  (IN MILLIONS)
YEAR ENDED DECEMBER 31, 2008:
ASSETS:
Fixed maturity securities.......................     $ --         $ (8)        $ --       $ (8)
Net embedded derivatives........................      $--          $--         $244       $244


  NON-RECURRING FAIR VALUE MEASUREMENTS

     Certain assets are measured at estimated fair value on a non-recurring basis and are not included in the tables presented above. The amounts below relate to certain investments measured at estimated fair value during the period and still held at the reporting dates.

     There were no impairments to other limited partnership interests for the years ended December 31, 2010 and 2008. At December 31, 2009, the Company held $2 million in cost method other limited partnership interests which were impaired during the year based on the underlying limited partnership financial statements. Included within net investment gains (losses) for such other limited partnerships were impairments of $1 million for the year ended December 31, 2009.

     Impairments on these cost method investments were recognized at estimated fair value determined from information provided in the financial statements of the underlying entities in the period in which the impairment was incurred. These impairments to estimated fair value represent non-recurring fair value measurements that have been classified as Level 3 due to the limited activity and price transparency inherent in the market for such investments. This category includes a private equity fund that invests primarily in domestic leveraged buyout funds. The estimated fair values of these investments have been determined using the NAV of the Company's ownership interest in the partners' capital. Distributions from these investments will be generated from investment gains, from operating income from the underlying investments of the funds, and from liquidation of the underlying assets of the funds. It is estimated that the underlying assets of the funds will be liquidated over the next 2 to 10 years. There were no unfunded commitments for these investments at December 31, 2010, and there were $1 million of unfunded commitments for these investments at December 31, 2009.

                       METLIFE INVESTORS INSURANCE COMPANY
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

  FAIR VALUE OF FINANCIAL INSTRUMENTS

     Amounts related to the Company's financial instruments that were not measured at fair value on a recurring basis, were as follows:

                                                                         ESTIMATED
                                                   NOTIONAL   CARRYING      FAIR
DECEMBER 31, 2010                                   AMOUNT      VALUE      VALUE
-------------------------------------------------  --------   --------   ---------
                                                            (IN MILLIONS)
ASSETS
Mortgage loans, net..............................              $  132      $  145
Policy loans.....................................              $   27      $   43
Other limited partnership interests (1)..........              $    2      $    2
Short-term investments (2).......................              $    2      $    2
Cash and cash equivalents........................              $   31      $   31
Accrued investment income........................              $   22      $   22
Premiums, reinsurance and other receivables (1)..              $1,498      $1,618
Other assets (1).................................              $    6      $    5
LIABILITIES
Policyholder account balances (1)................              $2,257      $2,526
Payables for collateral under securities loaned
  and other transactions.........................              $  279      $  279
COMMITMENTS (3)
Mortgage loan commitments........................     $25      $   --      $   --
Commitments to fund private corporate bond
  investments....................................     $18      $   --      $   (1)




                                                                         ESTIMATED
                                                   NOTIONAL   CARRYING      FAIR
DECEMBER 31, 2009                                   AMOUNT      VALUE      VALUE
-------------------------------------------------  --------   --------   ---------
                                                            (IN MILLIONS)
ASSETS
Mortgage loans, net..............................              $  102      $  104
Policy loans.....................................              $   28      $   40
Other limited partnership interests..............              $    2      $    2
Cash and cash equivalents........................              $  109      $  109
Accrued investment income........................              $   17      $   17
Premiums, reinsurance and other receivables (1)..              $1,487      $1,442
Other assets (1).................................              $    4      $    4
LIABILITIES
Policyholder account balances (1)................              $2,302      $2,315
Payables for collateral under securities loaned
  and other transactions.........................              $  253      $  253
COMMITMENTS (3)
Commitments to fund private corporate bond
  investments....................................     $10      $   --      $   --


--------

   (1) Carrying values presented herein differ from those presented in the balance sheets because certain items within the respective financial statement caption are not considered financial instruments. Financial statement captions excluded from the table above are not considered financial instruments.

                       METLIFE INVESTORS INSURANCE COMPANY
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



   (2) Short-term investments as presented in the table above differs from the amount presented in the balance sheets because this table does not include short-term investments that meet the definition of a security, which are measured at estimated fair value on a recurring basis.

   (3) Commitments are off-balance sheet obligations. Negative estimated fair values represent off-balance sheet liabilities.

     The methods and assumptions used to estimate the fair value of financial instruments are summarized as follows:

     The assets and liabilities measured at estimated fair value on a recurring basis include: fixed maturity securities, equity securities, short-term investments, derivative assets, net embedded derivatives within asset and liability host contracts and separate account assets. These assets and liabilities are described in the section "-- Recurring Fair Value Measurements" and, therefore, are excluded from the tables above. The estimated fair value for these financial instruments approximates carrying value.

     Mortgage Loans The Company originates mortgage loans principally for investment purposes. These loans are principally carried at amortized cost. The estimated fair value of mortgage loans is primarily determined by estimating expected future cash flows and discounting them using current interest rates for similar mortgage loans with similar credit risk.

     Policy Loans For policy loans with fixed interest rates, estimated fair values are determined using a discounted cash flow model applied to groups of similar policy loans determined by the nature of the underlying insurance liabilities. Cash flow estimates are developed applying a weighted-average interest rate to the outstanding principal balance of the respective group of policy loans and an estimated average maturity determined through experience studies of the past performance of policyholder repayment behavior for similar loans. These cash flows are discounted using current risk-free interest rates with no adjustment for borrower credit risk as these loans are fully collateralized by the cash surrender value of the underlying insurance policy. The estimated fair value for policy loans with variable interest rates approximates carrying value due to the absence of borrower credit risk and the short time period between interest rate resets, which presents minimal risk of a material change in estimated fair value due to changes in market interest rates.

     Other Limited Partnership Interests Other limited partnership interests included in the preceding tables consist of those investments accounted for using the cost method. The remaining carrying value recognized in the balance sheets represents other limited partnership interests accounted for using the equity method, which do not meet the definition of financial instruments for which fair value is required to be disclosed.

     The estimated fair values for other limited partnership interests accounted for under the cost method are generally based on the Company's share of the NAV as provided in the financial statements of the investees. In certain circumstances, management may adjust the NAV by a premium or discount when it has sufficient evidence to support applying such adjustments.

     Short-term Investments Certain short-term investments do not qualify as securities and are recognized at amortized cost in the consolidated balance sheets. For these instruments, the Company believes that there is minimal risk of material changes in interest rates or credit of the issuer such that estimated fair value approximates carrying value. In light of recent market conditions, short-term investments have been monitored to ensure there is sufficient demand and maintenance of issuer credit quality and the Company has determined additional adjustment is not required.

     Cash and Cash Equivalents Due to the short-term maturities of cash and cash equivalents, the Company believes there is minimal risk of material changes in interest rates or credit of the issuer such that estimated fair value generally approximates carrying value. In light of recent market conditions, cash and cash equivalent instruments have been monitored to ensure there is sufficient demand and maintenance of issuer credit quality, or

                       METLIFE INVESTORS INSURANCE COMPANY
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)


sufficient solvency in the case of depository institutions, and the Company has determined additional adjustment is not required.

     Accrued Investment Income Due to the short term until settlement of accrued investment income, the Company believes there is minimal risk of material changes in interest rates or credit of the issuer such that estimated fair value approximates carrying value. In light of recent market conditions, the Company has monitored the credit quality of the issuers and has determined additional adjustment is not required.

     Premiums, Reinsurance and Other Receivables Premiums, reinsurance and other receivables in the preceding tables are comprised of certain amounts recoverable under reinsurance contracts.

     Premiums receivable and those amounts recoverable under reinsurance treaties determined to transfer sufficient risk are not financial instruments subject to disclosure and thus have been excluded from the amounts presented in the preceding tables. Amounts recoverable under ceded reinsurance contracts, which the Company has determined do not transfer sufficient risk such that they are accounted for using the deposit method of accounting, have been included in the preceding tables. The estimated fair value is determined as the present value of expected future cash flows under the related contracts, which were discounted using an interest rate determined to reflect the appropriate credit standing of the assuming counterparty.

     Other Assets Other assets in the preceding tables are comprised of a receivable for the reimbursable portion of the estimated future guaranty liability that pertains to pre-acquisition business. With the exception of the receivable, other assets are not considered financial instruments subject to disclosure. Accordingly, the amount presented in the preceding tables represents the receivable from an unaffiliated institution for which the estimated fair value was determined by discounting the expected future cash flows using a discount rate that reflects the credit standing of the unaffiliated institution.

     Policyholder Account Balances Policyholder account balances in the tables above include investment contracts. Embedded derivatives on investment contracts and certain variable annuity guarantees accounted for as embedded derivatives are included in this caption in the financial statements but excluded from this caption in the tables above as they are separately presented in "-- Recurring Fair Value Measurements." The remaining difference between the amounts reflected as policyholder account balances in the preceding table and those recognized in the balance sheets represents those amounts due under contracts that satisfy the definition of insurance contracts and are not considered financial instruments.

     The investment contracts primarily include fixed deferred annuities, fixed term payout annuities and total control accounts ("TCA"). The fair values for these investment contracts are estimated by discounting best estimate future cash flows using current market risk-free interest rates and adding a spread to reflect the nonperformance risk in the liability.

     Payables for Collateral Under Securities Loaned and Other Transactions The estimated fair value for payables for collateral under securities loaned and other transactions approximates carrying value. The related agreements to loan securities are short-term in nature such that the Company believes there is limited risk of a material change in market interest rates. Additionally, because borrowers are cross-collateralized by the borrowed securities, the Company believes no additional consideration for changes in nonperformance risk are necessary.

     Mortgage Loan Commitments and Commitments to Fund Private Corporate Bond Investments The estimated fair values for mortgage loan commitments that will be held for investment and commitments to fund private corporate bonds that will be held for investment reflected in the above tables represent the difference between the discounted expected future cash flows using interest rates that incorporate current credit risk for similar instruments on the reporting date and the principal amounts of the commitments.

                       METLIFE INVESTORS INSURANCE COMPANY
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

5.  DEFERRED POLICY ACQUISITION COSTS AND VALUE OF BUSINESS ACQUIRED

     Information regarding DAC and VOBA is as follows:

                                                            DAC    VOBA    TOTAL
                                                          ------  ------  ------
                                                               (IN MILLIONS)
Balance at January 1, 2008..............................   $ 444   $154    $ 598
  Capitalizations.......................................      89     --       89
                                                           -----   ----    -----
  Subtotal..............................................     533    154      687
                                                           -----   ----    -----
Amortization related to:
  Net investment gains (losses).........................     (31)    --      (31)
  Other expenses........................................    (117)   (35)    (152)
                                                           -----   ----    -----
     Total amortization.................................    (148)   (35)    (183)
                                                           -----   ----    -----
  Unrealized investment gains (losses)..................      50     13       63
                                                           -----   ----    -----
Balance at December 31, 2008............................     435    132      567
  Capitalizations.......................................      69     --       69
                                                           -----   ----    -----
  Subtotal..............................................     504    132      636
                                                           -----   ----    -----
Amortization related to:
  Net investment gains (losses).........................      55     --       55
  Other expenses........................................     (58)     1      (57)
                                                           -----   ----    -----
     Total amortization.................................      (3)     1       (2)
                                                           -----   ----    -----
  Unrealized investment gains (losses)..................     (54)   (17)     (71)
                                                           -----   ----    -----
Balance at December 31, 2009............................     447    116      563
  Capitalizations.......................................      44     --       44
                                                           -----   ----    -----
  Subtotal..............................................     491    116      607
                                                           -----   ----    -----
Amortization related to:
  Net investment gains (losses).........................     (39)    --      (39)
  Other expenses........................................     (53)   (36)     (89)
                                                           -----   ----    -----
     Total amortization.................................     (92)   (36)    (128)
                                                           -----   ----    -----
  Unrealized investment gains (losses)..................      (7)    (1)      (8)
                                                           -----   ----    -----
Balance at December 31, 2010............................   $ 392   $ 79    $ 471
                                                           =====   ====    =====



     The estimated future amortization expense allocated to other expenses for the next five years for VOBA is $17 million in 2011, $14 million in 2012, $12 million in 2013, $9 million in 2014, and $8 million in 2015.

     Amortization of DAC and VOBA is attributed to both investment gains and losses and to other expenses for the amount of gross profits originating from transactions other than investment gains and losses. Unrealized investment gains and losses represent the amount of DAC and VOBA that would have been amortized if such gains and losses had been recognized.

                       METLIFE INVESTORS INSURANCE COMPANY
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

6.  INSURANCE

  SALES INDUCEMENTS

     Information regarding deferred sales inducements, which are reported in other assets, was as follows:

                                                                 YEARS ENDED DECEMBER
                                                                          31,
                                                                ----------------------
                                                                2010     2009     2008
                                                                ----     ----     ----
                                                                     (IN MILLIONS)
Balance at January 1,......................................      $86     $ 88     $ 90
Capitalization.............................................        5       11       18
Amortization...............................................       (7)     (13)     (20)
                                                                 ---     ----     ----
Balance at December 31,....................................      $84     $ 86     $ 88
                                                                 ===     ====     ====



  SEPARATE ACCOUNTS

     Separate account assets and liabilities consist of pass-through separate accounts totaling $10,700 million and $9,347 million at December 31, 2010 and 2009, respectively, for which the policyholder assumes all investment risk.

     Fees charged to the separate accounts by the Company (including mortality charges, policy administration fees and surrender charges) are reflected in the Company's revenues as universal life and investment-type product policy fees and totaled $183 million, $155 million and $141 million for the years ended December 31, 2010, 2009 and 2008, respectively.

     For each of the years ended December 31, 2010, 2009 and 2008, there were no investment gains (losses) on transfers of assets from the general account to the separate accounts.

  OBLIGATIONS UNDER FUNDING AGREEMENTS

     During 2010, the Company became a member of the Federal Home Loan Bank of Des Moines ("FHLB of Des Moines") and held $10 million of common stock of the FHLB of Des Moines at December 31, 2010, which is included in equity securities. The Company had no funding agreements with the FHLB of Des Moines at December 31, 2010.

  GUARANTEES

     The Company issues annuity contracts which may include contractual guarantees to the contractholder for: (i) return of no less than total deposits made to the contract less any partial withdrawals ("return of net deposits"); and (ii) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary, or total deposits made to the contract less any partial withdrawals plus a minimum return ("anniversary contract value" or "minimum return"). These guarantees include benefits that are payable in the event of death or at annuitization.

                       METLIFE INVESTORS INSURANCE COMPANY
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

     Information regarding the types of guarantees relating to annuity contracts is as follows:

                                                                     DECEMBER 31,
                                           ---------------------------------------------------------------
                                                        2010                             2009
                                           ------------------------------   ------------------------------
                                               IN THE             AT            IN THE             AT
                                           EVENT OF DEATH   ANNUITIZATION   EVENT OF DEATH   ANNUITIZATION
                                           --------------   -------------   --------------   -------------
                                                                    (IN MILLIONS)
ANNUITY CONTRACTS (1)
RETURN OF NET DEPOSITS
Separate account value..................      $   4,561             N/A        $   3,789             N/A
Net amount at risk (2)..................      $      85 (3)         N/A        $     231 (3)         N/A
Average attained age of
  contractholders.......................       63 years             N/A         62 years             N/A
ANNIVERSARY CONTRACT VALUE OR MINIMUM
  RETURN
Separate account value..................      $   7,424       $   7,480        $   6,800       $   6,381
Net amount at risk (2)..................      $     712 (3)   $     991 (4)    $   1,229 (3)   $   1,259 (4)
Average attained age of
  contractholders.......................       64 years        64 years         63 years        63 years


--------

   (1) The Company's annuity contracts with guarantees may offer more than one type of guarantee in each contract. Therefore, the amounts listed above may not be mutually exclusive.

   (2) The net amount at risk is based on the direct amount at risk (excluding ceded reinsurance).

   (3) The net amount at risk for guarantees of amounts in the event of death is defined as the current GMDB in excess of the current account balance at the balance sheet date.

   (4) The net amount at risk for guarantees of amounts at annuitization is defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance.

                       METLIFE INVESTORS INSURANCE COMPANY
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

     Information regarding the liabilities for guarantees (excluding base policy liabilities) relating to annuity contracts is as follows:

                                                             ANNUITY CONTRACTS
                                                        --------------------------
                                                        GUARANTEED     GUARANTEED
                                                           DEATH     ANNUITIZATION
                                                         BENEFITS       BENEFITS     TOTAL
                                                        ----------   -------------   -----
                                                                   (IN MILLIONS)
DIRECT
  Balance at January 1, 2008..........................     $ 18           $13         $ 31
     Incurred guaranteed benefits.....................       50            61          111
     Paid guaranteed benefits.........................      (26)           --          (26)
                                                           ----           ---         ----
  Balance at December 31, 2008........................       42            74          116
     Incurred guaranteed benefits.....................       33            (4)          29
     Paid guaranteed benefits.........................      (47)           --          (47)
                                                           ----           ---         ----
  Balance at December 31, 2009........................       28            70           98
     Incurred guaranteed benefits.....................       28            18           46
     Paid guaranteed benefits.........................      (24)           --          (24)
                                                           ----           ---         ----
  Balance at December 31, 2010........................     $ 32           $88         $120
                                                           ====           ===         ====
CEDED
  Balance at January 1, 2008..........................     $ 18           $ 5         $ 23
     Incurred guaranteed benefits.....................       50            20           70
     Paid guaranteed benefits.........................      (26)           --          (26)
                                                           ----           ---         ----
  Balance at December 31, 2008........................       42            25           67
     Incurred guaranteed benefits.....................       33            (1)          32
     Paid guaranteed benefits.........................      (47)           --          (47)
                                                           ----           ---         ----
  Balance at December 31, 2009........................       28            24           52
     Incurred guaranteed benefits.....................       28             6           34
     Paid guaranteed benefits.........................      (24)           --          (24)
                                                           ----           ---         ----
  Balance at December 31, 2010........................     $ 32           $30         $ 62
                                                           ====           ===         ====
NET
  Balance at January 1, 2008..........................     $ --           $ 8         $  8
     Incurred guaranteed benefits.....................       --            41           41
     Paid guaranteed benefits.........................       --            --           --
                                                           ----           ---         ----
  Balance at December 31, 2008........................       --            49           49
     Incurred guaranteed benefits.....................       --            (3)          (3)
     Paid guaranteed benefits.........................       --            --           --
                                                           ----           ---         ----
  Balance at December 31, 2009........................       --            46           46
     Incurred guaranteed benefits.....................       --            12           12
     Paid guaranteed benefits.........................       --            --           --
                                                           ----           ---         ----
  Balance at December 31, 2010........................     $ --           $58         $ 58
                                                           ====           ===         ====


                       METLIFE INVESTORS INSURANCE COMPANY
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

     Account balances of contracts with insurance guarantees are invested in separate account asset classes as follows:

                                                                   DECEMBER 31,
                                                                 ----------------
                                                                   2010     2009
                                                                 -------   ------
                                                                   (IN MILLIONS)
Fund Groupings:
  Balanced.....................................................  $ 5,992   $5,124
  Equity.......................................................    3,777    3,303
  Bond.........................................................      552      504
  Specialty....................................................      202      189
  Money Market.................................................      127      179
                                                                 -------   ------
     Total.....................................................  $10,650   $9,299
                                                                 =======   ======



7.  REINSURANCE

     The Company participates in reinsurance activities in order to limit losses and minimize exposure to significant risks.

     For its individual life insurance products, the Company has historically reinsured the mortality risk primarily on an excess of retention basis or a quota share basis. In addition to reinsuring mortality risk as described above, the Company reinsures other risks, as well as specific coverages. Placement of reinsurance is done primarily on an automatic basis and also on a facultative basis for risks with specified characteristics.

     The Company reinsures 100% of the living and death benefit guarantees in connection with its variable annuities issued since 2001 to an affiliated reinsurer. Under these reinsurance agreements, the Company pays a reinsurance premium generally based on fees associated with the guarantees collected from policyholders, and receives reimbursement for benefits paid or accrued in excess of account values, subject to certain limitations. The Company also reinsures 90% of its new production of fixed annuities to an affiliated reinsurer.

     The Company has exposure to catastrophes, which could contribute to significant fluctuations in the Company's results of operations. The Company uses excess of retention and quota share reinsurance agreements to provide greater diversification of risk and minimize exposure to larger risks.

     The Company reinsures its business through a diversified group of well-capitalized, highly rated reinsurers. The Company analyzes recent trends in arbitration and litigation outcomes in disputes, if any, with its reinsurers. The Company monitors ratings and evaluates the financial strength of its reinsurers by analyzing their financial statements. In addition, the reinsurance recoverable balance due from each reinsurer is evaluated as part of the overall monitoring process. Recoverability of reinsurance recoverable balances is evaluated based on these analyses. These reinsurance recoverable balances are stated net of allowances for uncollectible reinsurance, which at December 31, 2010 and 2009, were immaterial.

     At December 31, 2010, the Company had $10 million of unsecured unaffiliated ceded reinsurance recoverable balances. Of this total, 100% were with the Company's five largest unaffiliated ceded reinsurers. At December 31, 2009, the Company had $7 million of unsecured unaffiliated ceded reinsurance recoverable balances. Of this total, 100% were with the Company's largest unaffiliated ceded reinsurer.

                       METLIFE INVESTORS INSURANCE COMPANY
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

     The amounts in the statements of operations include the impact of reinsurance. Information regarding the effect of reinsurance was as follows:

                                                              YEARS ENDED DECEMBER
                                                                       31,
                                                             ----------------------
                                                             2010     2009     2008
                                                             ----     ----     ----
                                                                  (IN MILLIONS)
PREMIUMS:
  Direct premiums..........................................  $  6     $  5     $  9
  Reinsurance ceded........................................    (1)      (1)      --
                                                             ----     ----     ----
     Net premiums..........................................  $  5     $  4     $  9
                                                             ====     ====     ====
UNIVERSAL LIFE AND INVESTMENT-TYPE PRODUCT POLICY FEES:
  Direct universal life and investment-type product policy
     fees..................................................  $216     $185     $191
  Reinsurance ceded........................................   (32)     (29)     (31)
                                                             ----     ----     ----
     Net universal life and investment-type product policy
       fees................................................  $184     $156     $160
                                                             ====     ====     ====
OTHER REVENUES:
  Direct other revenues....................................  $ 22     $ 17     $ 14
  Reinsurance ceded........................................    78       79       29
                                                             ----     ----     ----
     Net other revenues....................................  $100     $ 96     $ 43
                                                             ====     ====     ====
POLICYHOLDER BENEFITS AND CLAIMS:
  Direct policyholder benefits and claims..................  $ 68     $ 49     $150
  Reinsurance ceded........................................   (29)     (13)     (61)
                                                             ----     ----     ----
     Net policyholder benefits and claims..................  $ 39     $ 36     $ 89
                                                             ====     ====     ====
OTHER EXPENSES:
  Direct other expenses....................................  $205     $ 74     $245
  Reinsurance ceded........................................    (3)      (3)      (1)
                                                             ----     ----     ----
     Net other expenses....................................  $202     $ 71     $244
                                                             ====     ====     ====



     The amounts in the balance sheets include the impact of reinsurance. Information regarding the effect of reinsurance was as follows at:

                                                                    DECEMBER 31, 2010
                                                            --------------------------------
                                                             TOTAL
                                                            BALANCE            TOTAL, NET OF
                                                             SHEET     CEDED    REINSURANCE
                                                            -------   ------   -------------
                                                                      (IN MILLIONS)
ASSETS:
Premiums, reinsurance and other receivables..............    $1,874   $1,863        $ 11
Deferred policy acquisition costs and value of business
  acquired...............................................       471      (54)        525
                                                             ------   ------        ----
  Total assets...........................................    $2,345   $1,809        $536
                                                             ======   ======        ====
LIABILITIES:
Other liabilities........................................    $   48   $    9        $ 39
                                                             ------   ------        ----
  Total liabilities......................................    $   48   $    9        $ 39
                                                             ======   ======        ====


                       METLIFE INVESTORS INSURANCE COMPANY
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

                                                                    DECEMBER 31, 2009
                                                            --------------------------------
                                                             TOTAL
                                                            BALANCE            TOTAL, NET OF
                                                             SHEET     CEDED    REINSURANCE
                                                            -------   ------   -------------
                                                                      (IN MILLIONS)
ASSETS:
Premiums, reinsurance and other receivables..............    $1,780   $1,751        $ 29
Deferred policy acquisition costs and value of business
  acquired...............................................       563      (53)        616
                                                             ------   ------        ----
  Total assets...........................................    $2,343   $1,698        $645
                                                             ======   ======        ====
LIABILITIES:
Other liabilities........................................    $   41   $    7        $ 34
                                                             ------   ------        ----
  Total liabilities......................................    $   41   $    7        $ 34
                                                             ======   ======        ====



     Reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. The deposit assets on ceded reinsurance were $1,493 million and $1,481 million at December 31, 2010 and 2009, respectively. There were no deposit liabilities for assumed reinsurance at both December 31, 2010 and 2009.

  RELATED PARTY REINSURANCE TRANSACTIONS

     The Company has reinsurance agreements with certain MetLife subsidiaries, including Metropolitan Life Insurance Company and Exeter Reassurance Company, Ltd., both of which are related parties.

     Information regarding the effect of affiliated reinsurance included in the statements of operations was as follows:

                                                                YEARS ENDED DECEMBER 31,
                                                              ----------------------------
                                                               2010       2009       2008
                                                              ------     ------     ------
                                                                      (IN MILLIONS)
UNIVERSAL LIFE AND INVESTMENT-TYPE PRODUCT POLICY FEES:
  Reinsurance ceded.........................................   $(32)      $(28)      $(30)
OTHER REVENUES:
  Reinsurance ceded.........................................   $ 78       $ 79       $ 29
POLICYHOLDER BENEFITS AND CLAIMS:
  Reinsurance ceded (1).....................................   $(26)      $(12)      $(60)
OTHER EXPENSES:
  Reinsurance ceded.........................................   $ (3)      $ (3)      $ (1)


--------

   (1) In September 2008, the Company's parent, MetLife, completed a tax-free split-off of its majority owned subsidiary, Reinsurance Group of America, Incorporated ("RGA"). After the split-off, reinsurance transactions with RGA were no longer considered affiliated transactions. For purposes of comparison, the 2008 affiliated transactions with RGA have been removed from the presentation in the table above. Affiliated transactions with RGA for the year ended December 31, 2008 include ceded benefits of ($1) million.

                       METLIFE INVESTORS INSURANCE COMPANY
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

     Information regarding the effect of ceded affiliated reinsurance included in the balance sheets was as follows at:

                                                                    DECEMBER 31,
                                                                  ---------------
                                                                   2010     2009
                                                                  ------   ------
                                                                   (IN MILLIONS)
ASSETS:
Premiums, reinsurance and other receivables.....................  $1,851   $1,742
Deferred policy acquisition costs and value of business
  acquired......................................................     (54)     (53)
                                                                  ------   ------
  Total assets..................................................  $1,797   $1,689
                                                                  ======   ======
LIABILITIES:
Other liabilities...............................................  $    7   $    6
                                                                  ------   ------
  Total liabilities.............................................  $    7   $    6
                                                                  ======   ======



     The Company cedes risks to an affiliate related to guaranteed minimum benefit guarantees written by the Company. These ceded reinsurance agreements contain embedded derivatives and changes in their fair value were included within net derivative gains (losses). The embedded derivatives were included within premiums, reinsurance and other receivables and were assets of $284 million and $198 million at December 31, 2010 and 2009, respectively. For the years ended December 31, 2010, 2009 and 2008, net derivative gains (losses) included $42 million, ($404) million and $475 million, respectively, related to changes in fair value of such embedded derivatives.

     The Company has secured certain reinsurance recoverable balances with various forms of collateral, including secured trusts and irrevocable letters of credit. The Company had $1,502 million and $1,489 million of unsecured affiliated reinsurance recoverable balances at December 31, 2010 and 2009, respectively.

     Affiliated reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. The deposit assets on ceded affiliated reinsurance were $1,493 million and $1,481 million at December 31, 2010 and 2009, respectively. There were no deposit liabilities for assumed affiliated reinsurance at both December 31, 2010 and 2009.

8.  INCOME TAX

     The provision for income tax was as follows:

                                                                 YEARS ENDED DECEMBER 31,
                                                                --------------------------
                                                                 2010      2009      2008
                                                                ------    ------    ------
                                                                       (IN MILLIONS)
Current:
  Federal...................................................      $30      $ (2)     $(36)
Deferred:
  Federal...................................................       (4)      (81)      108
                                                                  ---      ----      ----
Provision for income tax expense (benefit)..................      $26      $(83)     $ 72
                                                                  ===      ====      ====


                       METLIFE INVESTORS INSURANCE COMPANY
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

     The reconciliation of the income tax provision at the U.S. statutory rate to the provision for income tax as reported was as follows:

                                                               YEARS ENDED DECEMBER 31,
                                                              --------------------------
                                                              2010       2009       2008
                                                              ----       ----       ----
                                                                     (IN MILLIONS)
Tax provision at U.S. statutory rate........................  $ 40       $(67)      $ 82
Tax effect of:
  Tax-exempt investment income..............................   (12)       (12)       (10)
  Prior year tax............................................    (1)        (4)        --
  Other, net................................................    (1)        --         --
                                                              ----       ----       ----
Provision for income tax expense (benefit)..................  $ 26       $(83)      $ 72
                                                              ====       ====       ====



     Deferred income tax represents the tax effect of the differences between the book and tax basis of assets and liabilities. Net deferred income tax assets and liabilities consisted of the following:

                                                                      DECEMBER 31,
                                                                    ---------------
                                                                    2010       2009
                                                                    ----       ----
                                                                     (IN MILLIONS)
Deferred income tax assets:
  Policyholder liabilities and receivables........................  $ 29       $ 48
  Net unrealized investment losses................................    --         23
  Other...........................................................    --          5
                                                                    ----       ----
                                                                      29         76
                                                                    ----       ----
Deferred income tax liabilities:
  Net unrealized investment gains.................................    10         --
  Investments.....................................................    33         32
  DAC.............................................................   143        172
  Other...........................................................     1         --
                                                                    ----       ----
                                                                     187        204
                                                                    ----       ----
Net deferred income tax liability.................................  $158       $128
                                                                    ====       ====



     The Company participates in a tax sharing agreement with MetLife. This agreement provides that current federal income tax expense (benefit) is computed on a separate return basis and members of the tax group shall make payments or receive reimbursements to the extent that their income (loss) contributes to or reduces consolidated federal tax expense. Pursuant to this tax sharing agreement, the amounts due from MetLife were $16 million, $2 million and $33 million for 2010, 2009 and 2008, respectively.

     The Company files income tax returns with the U.S. federal government and various state and local jurisdictions. The Company is under continuous examination by the Internal Revenue Service ("IRS") and other tax authorities in jurisdictions in which the Company has significant business operations. The income tax years under examination vary by jurisdiction. With a few exceptions, the Company is no longer subject to U.S. federal, state and local income tax examinations by tax authorities for years prior to 2006.

     The U.S. Treasury Department and the IRS have indicated that they intend to address through regulations the methodology to be followed in determining the dividends received deduction ("DRD"), related to variable life insurance and annuity contracts. The DRD reduces the amount of dividend income subject to tax and is a significant

                       METLIFE INVESTORS INSURANCE COMPANY
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)


component of the difference between the actual tax expense and expected amount determined using the federal statutory tax rate of 35%. Any regulations that the IRS ultimately proposes for issuance in this area will be subject to public notice and comment, at which time insurance companies and other interested parties will have the opportunity to raise legal and practical questions about the content, scope and application of such regulations. As a result, the ultimate timing and substance of any such regulations are unknown at this time. For the years ended December 31, 2010 and 2009, the Company recognized an income tax benefit of $7 million and $16 million, respectively, related to the separate account DRD. The 2010 benefit included an expense of $5 million related to a true-up of the 2009 tax return. The 2009 benefit included a benefit of $4 million related to a true-up of the 2008 tax return.

9.  CONTINGENCIES, COMMITMENTS AND GUARANTEES

CONTINGENCIES

  LITIGATION

     The Company and certain of its affiliates have faced numerous claims, including class action lawsuits, alleging improper marketing or sales of individual life insurance policies, annuities, mutual funds or other products. Additional litigation relating to the Company's marketing and sales of individual life insurance, annuities, mutual funds or other products may be commenced in the future.

     Retained Asset Account Matters. The New York Attorney General announced on July 29, 2010, that his office had launched a major fraud investigation into the life insurance industry for practices related to the use of retained asset accounts as a settlement option for death benefits and that subpoenas requesting comprehensive data related to retained asset accounts had been served on the Company's ultimate parent, MetLife, and other insurance carriers. MetLife, Inc. received the subpoena on July 30, 2010. Metropolitan Life Insurance Company and its affiliates also have received requests for documents and information from U.S. congressional committees and members, as well as various state regulatory bodies, including the New York State Insurance Department. It is possible that other state and federal regulators or legislative bodies may pursue similar investigations or make related inquiries. Management cannot predict what effect any such investigations might have on the Company's earnings or the availability of the TCA, but management believes that the Company's financial statements taken as a whole would not be materially affected. Management believes that any allegations that information about the TCA is not adequately disclosed or that the accounts are fraudulent or otherwise violate state or federal laws are without merit.

     Various litigation, claims and assessments against the Company, in addition to those discussed previously or those otherwise provided for in the Company's financial statements, have arisen in the course of the Company's business, including, but not limited to, in connection with its activities as an insurer, employer, investor, investment advisor and taxpayer. Further, state regulatory authorities and other federal and state authorities regularly make inquiries and conduct investigations concerning the Company's compliance with applicable insurance and other laws and regulations.

     It is not possible to predict the ultimate outcome or provide reasonable ranges of potential losses of all pending investigations and legal proceedings. In some of the matters, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Although, in light of these considerations, it is possible that an adverse outcome in certain cases could have a material adverse effect upon the Company's financial position, based on information currently known by the Company's management, in its opinion, the outcomes of such pending investigations and legal proceedings are not likely to have such an effect. However, given the large and/or indeterminate amounts in certain of these matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company's net income or cash flows in particular quarterly or annual periods.

                       METLIFE INVESTORS INSURANCE COMPANY
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

  INSOLVENCY ASSESSMENTS

     Most of the jurisdictions in which the Company is admitted to transact business require insurers doing business within the jurisdiction to participate in guaranty associations, which are organized to pay contractual benefits owed pursuant to insurance policies issued by impaired, insolvent or failed insurers. These associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer engaged. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets. Assets and liabilities held for insolvency assessments were as follows:

                                                                    DECEMBER 31,
                                                                   --------------
                                                                   2010      2009
                                                                   ----      ----
                                                                    (IN MILLIONS)
Other Assets:
  Premium tax offset for future undiscounted assessments.........    $1        $1
  Receivable for reimbursement of paid assessments (1)...........     6         4
                                                                   - --      - --
                                                                     $7        $5
                                                                   = ==      = ==
Other Liabilities:
  Insolvency assessments.........................................  $  7      $  7
                                                                   = ==      = ==



--------

   (1) The Company holds a receivable from the seller of a prior acquisition in accordance with the purchase agreement.

     Assessments levied against the Company were less than $1 million for each of the years ended December 31, 2010, 2009 and 2008.

COMMITMENTS

  COMMITMENTS TO FUND PARTNERSHIP INVESTMENTS

     The Company makes commitments to fund partnership investments in the normal course of business. The amounts of these unfunded commitments were $12 million and $4 million at December 31, 2010 and 2009, respectively. The Company anticipates that these amounts will be invested in partnerships over the next five years.

  MORTGAGE LOAN COMMITMENTS

     The Company commits to lend funds under mortgage loan commitments. The amounts of these mortgage loan commitments were $25 million and $0 at December 31, 2010 and 2009, respectively.

  COMMITMENTS TO FUND PRIVATE CORPORATE BOND INVESTMENTS

     The Company commits to lend funds under private corporate bond investments. The amounts of these unfunded commitments were $18 million and $10 million at December 31, 2010 and 2009, respectively.

GUARANTEES

     In the normal course of its business, the Company has provided certain indemnities, guarantees and commitments to third parties pursuant to which it may be required to make payments now or in the future. In the context of acquisition, disposition, investment and other transactions, the Company has provided indemnities and guarantees, including those related to tax, environmental and other specific liabilities, and other indemnities and guarantees that are triggered by, among other things, breaches of representations, warranties or covenants

                       METLIFE INVESTORS INSURANCE COMPANY
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)


provided by the Company. In addition, in the normal course of business, the Company provides indemnifications to counterparties in contracts with triggers similar to the foregoing, as well as for certain other liabilities, such as third-party lawsuits. These obligations are often subject to time limitations that vary in duration, including contractual limitations and those that arise by operation of law, such as applicable statutes of limitation. In some cases, the maximum potential obligation under the indemnities and guarantees is subject to a contractual limitation, while in other cases such limitations are not specified or applicable. Since certain of these obligations are not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these guarantees in the future. Management believes that it is unlikely the Company will have to make any material payments under these indemnities, guarantees, or commitments.

     In addition, the Company indemnifies its directors and officers as provided in its charters and by-laws. Also, the Company indemnifies its agents for liabilities incurred as a result of their representation of the Company's interests. Since these indemnities are generally not subject to limitation with respect to duration or amount, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these indemnities in the future.

     The Company had no liability for indemnities, guarantees and commitments at both December 31, 2010 and 2009.

10.  EQUITY

  CAPITAL CONTRIBUTIONS

     The Company received a cash contribution of $50 million from MetLife during the year ended December 31, 2008. There were no contributions received for the years ended December 31, 2010 and 2009.

  STATUTORY EQUITY AND INCOME

     The Company's state of domicile imposes minimum risk-based capital ("RBC") requirements that were developed by the NAIC. The formulas for determining the amount of RBC specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Regulatory compliance is determined by a ratio of total adjusted capital, as defined by the NAIC, to authorized control level RBC, as defined by the NAIC. Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. The Company exceeded the minimum RBC requirements for all periods presented herein.

     The NAIC has adopted the Codification of Statutory Accounting Principles ("Statutory Codification"). Statutory Codification is intended to standardize regulatory accounting and reporting to state insurance departments. However, statutory accounting principles continue to be established by individual state laws and permitted practices. The Missouri State Department of Insurance (the "Department") has adopted Statutory Codification with certain modifications for the preparation of statutory financial statements of insurance companies domiciled in Missouri. Modifications by state insurance departments may impact the effect of Statutory Codification on the statutory capital and surplus of the Company.

     Statutory accounting principles differ from GAAP primarily by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, reporting of reinsurance contracts and valuing securities on a different basis.

     In addition, certain assets are not admitted under statutory accounting principles and are charged directly to surplus. The most significant assets not admitted by the Company are net deferred income tax assets resulting from temporary differences between statutory accounting principles basis and tax basis not expected to reverse and become recoverable within three years.

                       METLIFE INVESTORS INSURANCE COMPANY
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

     Statutory net income (loss) of the Company, as filed with the Department, was $153 million, $49 million and ($35) million for the years ended December 31, 2010, 2009 and 2008, respectively. Statutory capital and surplus, as filed with the Department, was $499 million and $411 million at December 31, 2010 and 2009, respectively.

  DIVIDEND RESTRICTIONS

     Under Missouri State Insurance Law, the Company is permitted, without prior insurance regulatory clearance, to pay stockholder dividends to MetLife as long as the aggregate amount of all such dividends in any calendar year does not exceed the greater of: (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year; or (ii) its statutory net gain from operations for the immediately preceding calendar year (excluding realized capital gains). The Company will be permitted to pay a dividend to MetLife in excess of the greater of such two amounts only if it files notice of its intention to declare such a dividend and the amount thereof with the Missouri Commissioner of Insurance. During the years ended December 31, 2010, 2009 and 2008, the Company did not pay dividends to MetLife. Because the Company's statutory unassigned funds surplus was negative, the Company cannot pay any dividends in 2011 without prior regulatory approval.

  OTHER COMPREHENSIVE INCOME (LOSS)

     The following table sets forth the reclassification adjustments required for the years ended December 31, 2010, 2009 and 2008 in other comprehensive income (loss) that are included as part of net income (loss) for the current year that have been reported as a part of other comprehensive income (loss) in the current or prior year:

                                                                   YEARS ENDED
                                                                   DECEMBER 31,
                                                               -------------------
                                                               2010   2009    2008
                                                               ----   ----   -----
                                                                  (IN MILLIONS)
Holding gains (losses) on investments arising during the
  year.......................................................  $ 99   $228   $(305)
Income tax effect of holding gains (losses)..................   (35)   (80)    107
Reclassification adjustments:
  Recognized holding (gains) losses included in current year
     income..................................................     6     20      26
  Amortization of premiums and accretion of discounts
     associated with investments.............................    (1)    (1)     (3)
  Income tax effect..........................................    (2)    (7)     (8)
Allocation of holding (gains) losses on investments relating
  to other policyholder amounts..............................    (8)   (71)     63
Income tax effect of allocation of holding (gains) losses to
  other policyholder amounts.................................     3     25     (22)
                                                               ----   ----   -----
Other comprehensive income (loss), excluding cumulative
  effect of change in accounting principle...................    62    114    (142)
Cumulative effect of change in accounting principle, net of
  income tax of $0, ($1) million and $0 (See Note 1).........    --     (1)     --
                                                               ----   ----   -----
Other comprehensive income (loss)............................  $ 62   $113   $(142)
                                                               ====   ====   =====


                       METLIFE INVESTORS INSURANCE COMPANY
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

11.  OTHER EXPENSES

     Information on other expenses was as follows:

                                                                 YEARS ENDED DECEMBER 31,
                                                                --------------------------
                                                                 2010      2009      2008
                                                                ------    ------    ------
                                                                       (IN MILLIONS)
Compensation................................................     $ 13      $ 11      $ 18
Commissions.................................................       67        71        85
Volume-related costs........................................        4        15        33
Capitalization of DAC.......................................      (44)      (69)      (89)
Amortization of DAC and VOBA................................      128         2       183
Premium taxes, licenses & fees..............................        3         3         2
Other.......................................................       31        38        12
                                                                 ----      ----      ----
  Total other expenses......................................     $202      $ 71      $244
                                                                 ====      ====      ====



  Capitalization and Amortization of DAC and VOBA

     See Note 5 for a rollforward of DAC and VOBA including impacts of amortization and capitalization.

  Affiliated Expenses

     Commissions and capitalization of DAC include the impact of affiliated reinsurance transactions.

     See Notes 7 and 12 for discussion of affiliated expenses included in the table above.

12.  RELATED PARTY TRANSACTIONS

  SERVICE AGREEMENTS

     The Company has entered into various agreements with affiliates for services necessary to conduct its activities. Typical services provided under these agreements include management, policy administrative functions, personnel, investment advice and distribution services. For certain of the agreements, charges are based on various performance measures or activity-based costing. The bases for such charges are modified and adjusted by management when necessary or appropriate to reflect fairly and equitably the actual incidence of cost incurred by the Company and/or affiliate. Expenses and fees incurred with affiliates related to these agreements, recorded in other expenses, were $80 million, $105 million and $113 million for the years ended December 31, 2010, 2009 and 2008, respectively. The aforementioned expenses and fees incurred with affiliates were comprised of the following:

                                                                 YEARS ENDED DECEMBER 31,
                                                                --------------------------
                                                                 2010      2009      2008
                                                                ------    ------    ------
                                                                       (IN MILLIONS)
Compensation................................................      $13      $ 11      $ 18
Commissions.................................................       32        44        61
Volume-related costs........................................        4         7        24
Other.......................................................       31        43        10
                                                                  ---      ----      ----
     Total other expenses...................................      $80      $105      $113
                                                                  ===      ====      ====


                       METLIFE INVESTORS INSURANCE COMPANY
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

     Revenues received from affiliates related to these agreements were recorded as follows:

                                                                 YEARS ENDED DECEMBER 31,
                                                                --------------------------
                                                                 2010      2009      2008
                                                                ------    ------    ------
                                                                       (IN MILLIONS)
Universal life and investment-type product policy fees......      $29       $23       $22
Other revenues..............................................      $23       $16       $14


     The Company had net payables from affiliates of $8 million at December 31, 2010 and net receivables from affiliates of $11 million at December 31, 2009, related to the items discussed above. These amounts exclude affiliated reinsurance balances discussed in Note 7. See Notes 2 and 7 for additional related party transactions.

13.  SUBSEQUENT EVENT

     The Company evaluated the recognition and disclosure of subsequent events for its December 31, 2010 financial statements.

GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

Consolidated Financial Statements

As of December 31, 2010 and 2009 and for the Years Ended December 31, 2010, 2009 and 2008
and Report of Independent Registered Public Accounting Firm

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholder of General American Life Insurance
Company:

We have audited the accompanying consolidated balance sheets of General American Life Insurance Company and subsidiaries (an indirect wholly owned subsidiary of MetLife, Inc.) (the "Company") as of December 31, 2010 and 2009, and the related consolidated statements of operations, stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2010. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of General American Life Insurance Company and subsidiaries as of December 31, 2010 and 2009, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2010, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP

Certified Public Accountants
Tampa, Florida
April 6, 2011

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                           CONSOLIDATED BALANCE SHEETS
                           DECEMBER 31, 2010 AND 2009


                 (IN MILLIONS, EXCEPT SHARE AND PER SHARE DATA)


                                                                      2010      2009
                                                                    -------   -------
ASSETS
Investments:
  Fixed maturity securities available-for-sale, at estimated fair
     value (amortized cost: $5,913 and $6,168, respectively).....   $ 6,546   $ 6,394
  Equity securities available-for-sale, at estimated fair value
     (cost: $159 and $149, respectively).........................       178       150
  Mortgage loans (net of valuation allowances of $6 and $3,
     respectively)...............................................       562       369
  Policy loans...................................................     1,807     1,781
  Real estate and real estate joint ventures.....................        54        54
  Other limited partnership interests............................       156        96
  Short-term investments, principally at estimated fair value....       175       219
  Other invested assets, principally at estimated fair value.....        59        54
                                                                    -------   -------
     Total investments...........................................     9,537     9,117
Cash and cash equivalents, principally at estimated fair value...       265       158
Accrued investment income........................................        94        96
Premiums, reinsurance and other receivables......................     2,443     2,235
Deferred policy acquisition costs and value of business
  acquired.......................................................       169       192
Current income tax recoverable...................................        --        47
Deferred income tax assets.......................................        --        88
Other assets.....................................................       157       152
Separate account assets..........................................     1,435     1,415
                                                                    -------   -------
     Total assets................................................   $14,100   $13,500
                                                                    =======   =======

LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES
  Future policy benefits.........................................   $ 5,091   $ 5,086
  Policyholder account balances..................................     4,428     4,291
  Other policy-related balances..................................       263       235
  Policyholder dividends payable.................................        99       103
  Payables for collateral under securities loaned and other
     transactions................................................       574       426
  Long-term debt.................................................       102       101
  Current income tax payable.....................................        14        --
  Deferred income tax liability..................................        55        --
  Other liabilities..............................................       601       556
  Separate account liabilities...................................     1,435     1,415
                                                                    -------   -------
     Total liabilities...........................................    12,662    12,213
                                                                    -------   -------
CONTINGENCIES, COMMITMENTS AND GUARANTEES (NOTE 11)
STOCKHOLDER'S EQUITY
Common stock, par value $1.00 per share; 5,000,000 shares
  authorized; 3,000,000 shares issued and outstanding............         3         3
Additional paid-in capital.......................................     1,029     1,156
Retained earnings................................................        --        --
Accumulated other comprehensive income (loss)....................       406       128
                                                                    -------   -------
     Total stockholder's equity..................................     1,438     1,287
                                                                    -------   -------
     Total liabilities and stockholder's equity..................   $14,100   $13,500
                                                                    =======   =======




        SEE ACCOMPANYING NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                      CONSOLIDATED STATEMENTS OF OPERATIONS
              FOR THE YEARS ENDED DECEMBER 31, 2010, 2009 AND 2008

                                  (IN MILLIONS)


                                                             2010      2009     2008
                                                            ------   -------   ------
REVENUES
Premiums..................................................  $  249   $   265   $  284
Universal life and investment-type product policy fees....     146       177      160
Net investment income.....................................     502       511      474
Other revenues............................................       5         9        6
Net investment gains (losses):
  Other-than-temporary impairments on fixed maturity
     securities...........................................     (16)      (37)     (75)
  Other-than-temporary impairments on fixed maturity
     securities transferred to other comprehensive income
     (loss)...............................................      10        12       --
  Other net investment gains (losses).....................     (10)      (36)      (3)
                                                            ------   -------   ------
     Total net investment gains (losses)..................     (16)      (61)     (78)
  Net derivative gains (losses)...........................     (62)     (189)     215
                                                            ------   -------   ------
     Total revenues.......................................     824       712    1,061
                                                            ------   -------   ------
EXPENSES
Policyholder benefits and claims..........................     442       414      454
Interest credited to policyholder account balances........     136       140      140
Policyholder dividends....................................     154       169      168
Other expenses............................................      75       106       84
                                                            ------   -------   ------
     Total expenses.......................................     807       829      846
                                                            ------   -------   ------
Income (loss) from continuing operations before provision
  for income tax..........................................      17      (117)     215
Provision for income tax expense (benefit)................      (5)      (65)      95
                                                            ------   -------   ------
Income (loss) from continuing operations, net of income
  tax.....................................................      22       (52)     120
Income (loss) from discontinued operations, net of income
  tax.....................................................      --        --     (201)
                                                            ------   -------   ------
Net income (loss).........................................      22       (52)     (81)
Less: Net income attributable to noncontrolling
  interests...............................................      --        --       94
                                                            ------   -------   ------
Net income (loss) attributable to General American Life
  Insurance Company.......................................    $ 22     $ (52)  $ (175)
                                                            ======   =======   ======




        SEE ACCOMPANYING NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                 CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY
              FOR THE YEARS ENDED DECEMBER 31, 2010, 2009 AND 2008

                                  (IN MILLIONS)


                                                                          ACCUMULATED OTHER
                                                                     COMPREHENSIVE INCOME (LOSS)              TOTAL GENERAL
                                                        ----------------------------------------------------  AMERICAN LIFE
                                                              NET                      FOREIGN      DEFINED     INSURANCE
                                  ADDITIONAL              UNREALIZED     OTHER-THAN    CURRENCY     BENEFIT     COMPANY'S
                          COMMON    PAID-IN   RETAINED    INVESTMENT     TEMPORARY   TRANSLATION     PLANS    STOCKHOLDER'S
                           STOCK    CAPITAL   EARNINGS  GAINS (LOSSES)  IMPAIRMENTS  ADJUSTMENTS  ADJUSTMENT      EQUITY
                          ------  ----------  --------  --------------  -----------  -----------  ----------  -------------
Balance at December 31,
  2007..................    $3       $ 1,849   $   969           $ 348         $ --        $ 112         $(3)       $ 3,278
Equity transaction of
  majority owned
  subsidiary............                 (11)                                                                           (11)
Dividend of interests in
  subsidiary............                (595)     (723)                                                              (1,318)
Dividends on common
  stock.................
Change in equity of
  noncontrolling
  interests.............
Comprehensive income
  (loss):
  Net income (loss).....                          (175)                                                                (175)
  Other comprehensive
     income (loss):
     Unrealized
       investment gains
       (losses), net of
       related offsets
       and income tax...                                          (647)                                                (647)
     Foreign currency
       translation
       adjustments, net
       of income tax....                                                                    (122)                      (122)
     Defined benefit
       plans adjustment,
       net of income
       tax..............                                                                                   4              4
                                                                                                                    -------
     Other comprehensive
       income (loss)....                                                                                               (765)
                                                                                                                    -------
  Comprehensive income
     (loss).............                                                                                               (940)
                            --       -------   -------           -----         ----        -----         ---        -------
Balance at December 31,
  2008..................     3         1,243        71            (299)          --          (10)          1          1,009
Cumulative effect of
  change in accounting
  principle, net of
  income tax (Note 1)...                             1                           (1)                                     --
Dividends on common
  stock.................                 (87)      (20)                                                                (107)
Comprehensive income
  (loss):
  Net income (loss).....                           (52)                                                                 (52)
  Other comprehensive
     income (loss):
     Unrealized
       investment gains
       (losses), net of
       related offsets
       and income tax...                                           448           (9)                                    439
     Defined benefit
       plans adjustment,
       net of income
       tax..............                                                                                  (2)            (2)
                                                                                                                    -------
     Other comprehensive
       income (loss)....                                                                                                437
                                                                                                                    -------
  Comprehensive income
     (loss).............                                                                                                385
                            --       -------   -------           -----         ----        -----         ---        -------
Balance at December 31,
  2009..................     3         1,156        --             149          (10)         (10)         (1)         1,287
Dividends on common
  stock.................                (127)      (22)                                                                (149)
Comprehensive income
  (loss):
  Net income (loss).....                            22                                                                   22
  Other comprehensive
     income (loss):
     Unrealized
       investment gains
       (losses), net of
       related offsets
       and income tax...                                           279                                                  279
     Defined benefit
       plans adjustment,
       net of income
       tax..............                                                                                  (1)            (1)
                                                                                                                    -------
     Other comprehensive
       income (loss)....                                                                                                278
                                                                                                                    -------
  Comprehensive income
     (loss).............                                                                                                300
                            --       -------   -------           -----         ----        -----         ---        -------
Balance at December 31,
  2010..................    $3        $1,029     $  --           $ 428         $(10)       $ (10)        $(2)       $ 1,438
                            ==       =======   =======           =====         ====        =====         ===        =======

                          NONCONTROLLING
                             INTERESTS
                           DISCONTINUED    TOTAL
                            OPERATIONS     EQUITY
                          --------------  -------
Balance at December 31,
  2007..................         $ 1,534  $ 4,812
Equity transaction of
  majority owned
  subsidiary............                      (11)
Dividend of interests in
  subsidiary............                   (1,318)
Dividends on common
  stock.................              34       34
Change in equity of
  noncontrolling
  interests.............          (1,409)  (1,409)
Comprehensive income
  (loss):
  Net income (loss).....              94      (81)
  Other comprehensive
     income (loss):
     Unrealized
       investment gains
       (losses), net of
       related offsets
       and income tax...            (150)    (797)
     Foreign currency
       translation
       adjustments, net
       of income tax....            (107)    (229)
     Defined benefit
       plans adjustment,
       net of income
       tax..............               4        8
                                 -------  -------
     Other comprehensive
       income (loss)....            (253)  (1,018)
                                 -------  -------
  Comprehensive income
     (loss).............            (159)  (1,099)
                                 -------  -------
Balance at December 31,
  2008..................              --    1,009
Cumulative effect of
  change in accounting
  principle, net of
  income tax (Note 1)...                       --
Dividends on common
  stock.................                     (107)
Comprehensive income
  (loss):
  Net income (loss).....                      (52)
  Other comprehensive
     income (loss):
     Unrealized
       investment gains
       (losses), net of
       related offsets
       and income tax...                      439
     Defined benefit
       plans adjustment,
       net of income
       tax..............                       (2)
                                 -------  -------
     Other comprehensive
       income (loss)....              --      437
                                 -------  -------
  Comprehensive income
     (loss).............              --      385
                                 -------  -------
Balance at December 31,
  2009..................              --    1,287
Dividends on common
  stock.................                     (149)
Comprehensive income
  (loss):
  Net income (loss).....                       22
  Other comprehensive
     income (loss):
     Unrealized
       investment gains
       (losses), net of
       related offsets
       and income tax...                      279
     Defined benefit
       plans adjustment,
       net of income
       tax..............                       (1)
                                 -------  -------
     Other comprehensive
       income (loss)....              --      278
                                 -------  -------
  Comprehensive income
     (loss).............              --      300
                                 -------  -------
Balance at December 31,
  2010..................         $    --  $ 1,438
                                 =======  =======




        SEE ACCOMPANYING NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                      CONSOLIDATED STATEMENTS OF CASH FLOWS
              FOR THE YEARS ENDED DECEMBER 31, 2010, 2009 AND 2008

                                  (IN MILLIONS)


                                                             2010     2009      2008
                                                           -------   ------   -------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)........................................  $    22   $  (52)  $   (81)
Adjustments to reconcile net income (loss) to net cash
  (used in) provided by operating activities:
     Depreciation and amortization expenses..............        7        7         7
     Amortization of premiums and accretion of discounts
       associated with investments, net..................      (46)     (43)      (32)
     (Gains) losses on investments and derivatives and
       from sales of businesses, net.....................       77      250       502
     Interest credited to policyholder account balances..      136      140       248
     Interest earned on equity linked notes..............       (3)     (25)       44
     Universal life and investment-type product policy
       fees..............................................     (146)    (177)     (160)
     Change in premiums, reinsurance and other
       receivables.......................................     (208)     (58)     (116)
     Change in deferred policy acquisition costs, net....       19       25      (262)
     Change in income tax recoverable (payable)..........       54     (138)      124
     Change in other assets..............................       10       31       (96)
     Change in insurance-related liabilities and policy-
       related balances..................................       24     (109)      294
     Change in other liabilities.........................        4       72       163
     Other, net..........................................       (6)       5       (46)
                                                           -------   ------   -------
Net cash (used in) provided by operating activities......      (56)     (72)      589
                                                           -------   ------   -------
CASH FLOWS FROM INVESTING ACTIVITIES
Sales, maturities and repayments of:
     Fixed maturity securities...........................    2,079    1,383     3,221
     Equity securities...................................        1       20        41
     Mortgage loans......................................       33        6        74
     Other limited partnership interests.................       10       13         4
Purchases of:
     Fixed maturity securities...........................   (1,779)    (934)   (3,167)
     Equity securities...................................      (10)     (18)      (59)
     Mortgage loans......................................     (233)    (158)       (5)
     Real estate and real estate joint ventures..........       (3)      (2)       (2)
     Other limited partnership interests.................      (58)     (25)      (66)
Cash received in connection with freestanding
  derivatives............................................       24       13       200
Cash paid in connection with freestanding derivatives....      (67)    (102)      (30)
Dividend of subsidiary...................................       --       --      (270)
Net change in short-term investments.....................       55      284      (255)
Net change in other invested assets......................        8       (3)     (586)
Other, net...............................................      (26)     (91)      (24)
                                                           -------   ------   -------
Net cash provided by (used in) investing activities......  $    34   $  386   $  (924)
                                                           -------   ------   -------




        SEE ACCOMPANYING NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

              FOR THE YEARS ENDED DECEMBER 31, 2010, 2009 AND 2008

                                  (IN MILLIONS)

                                                            2010        2009       2008
                                                         ---------   ---------   --------
CASH FLOWS FROM FINANCING ACTIVITIES
Policyholder account balances:
     Deposits..........................................  $     372   $     535   $  1,379
     Withdrawals.......................................       (242)       (356)      (714)
Net change in payables for collateral under securities
  loaned and other transactions........................        148        (380)      (632)
Net change in short-term debt -- affiliated............         --          --        (50)
Long-term debt repaid..................................         --          --         (3)
Dividends on common stock..............................       (149)       (107)        --
                                                         ---------   ---------   --------
Net cash provided by (used in) financing activities....        129        (308)       (20)
                                                         ---------   ---------   --------
Change in cash and cash equivalents....................        107           6       (355)
Cash and cash equivalents, beginning of year...........        158         152        507
                                                         ---------   ---------   --------
CASH AND CASH EQUIVALENTS, END OF YEAR.................      $ 265       $ 158   $    152
                                                         =========   =========   ========
Cash and cash equivalents, subsidiaries held-for-sale,
  beginning of year....................................      $  --       $  --   $    404
                                                         =========   =========   ========
CASH AND CASH EQUIVALENTS, SUBSIDIARIES HELD-FOR-SALE,
  END OF YEAR..........................................      $  --       $  --   $     --
                                                         =========   =========   ========
Cash and cash equivalents, from continuing operations,
  beginning of year....................................      $ 158       $ 152   $    103
                                                         =========   =========   ========
CASH AND CASH EQUIVALENTS, FROM CONTINUING OPERATIONS,
  END OF YEAR..........................................      $ 265       $ 158   $    152
                                                         =========   =========   ========
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
Net cash paid (received) during the year for:
     Interest..........................................      $   8       $   9   $     84
                                                         =========   =========   ========
     Income tax........................................      $ (41)      $  73   $    (26)
                                                         =========   =========   ========
Non-cash transactions during the year:
     Dividend of subsidiary:
       Assets disposed.................................      $  --       $  --   $ 22,135
       Liabilities disposed............................         --          --    (20,689)
                                                         ---------   ---------   --------
       Net assets disposed.............................         --          --      1,446
       Cash disposed...................................         --          --        270
       Dividend of interests in subsidiary.............         --          --     (1,318)
                                                         ---------   ---------   --------
       Loss on dividend of interests in subsidiary.....      $  --       $  --   $    398
                                                         =========   =========   ========




        SEE ACCOMPANYING NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                 NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

1.  BUSINESS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING
    POLICIES

  BUSINESS

     General American Life Insurance Company ("General American") and its subsidiaries (collectively the "Company"), is a wholly-owned subsidiary of GenAmerica Financial, LLC ("GenAmerica" or the "Holding Company"). General American is a Missouri corporation incorporated in 1933. GenAmerica is a wholly-owned subsidiary of Metropolitan Life Insurance Company ("MLIC"), which is a wholly-owned subsidiary of MetLife, Inc. ("MetLife").

     The Company provides insurance and financial services to individual and institutional customers. The Company offers life insurance and annuities to individuals and group insurance. The Company distributes its products and services primarily through a nationwide network of general agencies and independent brokers. The Company is licensed to conduct business in 49 states, Puerto Rico and the District of Columbia.

  BASIS OF PRESENTATION

     The accompanying consolidated financial statements include the accounts of General American and its subsidiaries. Intercompany accounts and transactions have been eliminated.

     See Note 2 for discussion concerning the disposition of a subsidiary.

     Certain amounts in the prior years' consolidated financial statements have been reclassified to conform with the 2010 presentation. Such reclassifications include:

     - Reclassification from other net investment gains (losses) of ($189) million and $215 million to net derivative gains (losses) in the consolidated statements of operations for the years ended December 31, 2009 and 2008, respectively; and

     - Reclassification from net change in other invested assets of $13 million and $200 million to cash received in connection with freestanding derivatives and ($102) million and ($30) million to cash paid in connection with freestanding derivatives, all within cash flows from investing activities, in the consolidated statements of cash flows for the years ended December 31, 2009 and 2008, respectively.

     See Note 14 for reclassifications related to discontinued operations.

     Since the Company is a member of a controlled group of affiliated companies, its results may not be indicative of those of a stand-alone entity.

  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND CRITICAL ACCOUNTING ESTIMATES

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported in the consolidated financial statements.

     A description of critical estimates is incorporated within the discussion of the related accounting policies which follows. In applying these policies, management makes subjective and complex judgments that frequently require estimates about matters that are inherently uncertain. Many of these policies, estimates and related judgments are common in the insurance and financial services industries; others are specific to the Company's businesses and operations. Actual results could differ from these estimates.

  Fair Value

     As described below, certain assets and liabilities are measured at estimated fair value on the Company's consolidated balance sheets. In addition, the notes to these consolidated financial statements include further disclosures of estimated fair values. The Company defines fair value as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES liability in an orderly transaction between market participants on the measurement date. In many cases, the exit price and the transaction (or entry) price will be the same at initial recognition. However, in certain cases, the transaction price may not represent fair value. The fair value of a liability is based on the amount that would be paid to transfer a liability to a third party with the same credit standing. It requires that fair value be a market-based measurement in which the fair value is determined based on a hypothetical transaction at the measurement date, considered from the perspective of a market participant. When quoted prices are not used to determine fair value of an asset, the Company considers three broad valuation techniques: (i) the market approach, (ii) the income approach, and (iii) the cost approach. The Company determines the most appropriate valuation technique to use, given what is being measured and the availability of sufficient inputs. The Company prioritizes the inputs to fair valuation techniques and allows for the use of unobservable inputs to the extent that observable inputs are not available. The Company categorizes its assets and liabilities measured at estimated fair value into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). An asset or liability's classification within the fair value hierarchy is based on the lowest level of input to its valuation. The input levels are as follows:

       Level 1 Unadjusted quoted prices in active markets for identical assets or liabilities. The Company defines active markets based on average trading volume for equity securities. The size of the bid/ask spread is used as an indicator of market activity for fixed maturity securities.

       Level 2 Quoted prices in markets that are not active or inputs that are observable either directly or indirectly. Level 2 inputs include quoted prices for similar assets or liabilities other than quoted prices in Level 1; quoted prices in markets that are not active; or other significant inputs that are observable or can be derived principally from or corroborated by observable market data for substantially the full term of the assets or liabilities.

       Level 3 Unobservable inputs that are supported by little or no market activity and are significant to the estimated fair value of the assets or liabilities. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the asset or liability. Level 3 assets and liabilities include financial instruments whose values are determined using pricing models, discounted cash flow methodologies, or similar techniques, as well as instruments for which the determination of estimated fair value requires significant management judgment or estimation.

     Prior to January 1, 2009, the measurement and disclosures of fair value based on exit price excluded certain items such as nonfinancial assets and nonfinancial liabilities initially measured at estimated fair value in a business combination, reporting units measured at estimated fair value in the first step of a goodwill impairment test and indefinite-lived intangible assets measured at estimated fair value for impairment assessment.

  Investments

     The accounting policies for each of the Company's investments are as follows:

          Fixed Maturity and Equity Securities. The Company's fixed maturity and equity securities are classified as available-for-sale and are reported at their estimated fair value.

          Unrealized investment gains and losses on these securities are recorded as a separate component of other comprehensive income (loss), net of policyholder-related amounts and deferred income taxes. All security transactions are recorded on a trade date basis. Investment gains and losses on sales of securities are determined on a specific identification basis.

          Interest income on fixed maturity securities is recorded when earned using an effective yield method giving effect to amortization of premiums and accretion of discounts. Dividends on equity securities are recorded when declared. These dividends and interest income are recorded in net investment income.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

          Included within fixed maturity securities are loan-backed securities including mortgage-backed and asset-backed securities ("ABS"). Amortization of the premium or discount from the purchase of these securities considers the estimated timing and amount of prepayments of the underlying loans. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the prepayments originally anticipated and the actual prepayments received and currently anticipated. Prepayment assumptions for single class and multi-class mortgage-backed and ABS are estimated by management using inputs obtained from third-party specialists, including broker-dealers, and based on management's knowledge of the current market. For credit-sensitive mortgage-backed and ABS and certain prepayment-sensitive securities, the effective yield is recalculated on a prospective basis. For all other mortgage-backed and ABS, the effective yield is recalculated on a retrospective basis.

          The Company periodically evaluates fixed maturity and equity securities for impairment. The assessment of whether impairments have occurred is based on management's case-by-case evaluation of the underlying reasons for the decline in estimated fair value. The Company's review of its fixed maturity and equity securities for impairments includes an analysis of the total gross unrealized losses by three categories of severity and/or age of the gross unrealized loss, as summarized in Note 3 "-- Aging of Gross Unrealized Loss and OTTI Loss for Fixed Maturity and Equity Securities Available-for-Sale." An extended and severe unrealized loss position on a fixed maturity security may not have any impact on the ability of the issuer to service all scheduled interest and principal payments and the Company's evaluation of recoverability of all contractual cash flows or the ability to recover an amount at least equal to its amortized cost based on the present value of the expected future cash flows to be collected. In contrast, for certain equity securities, greater weight and consideration are given by the Company to a decline in market value and the likelihood such market value decline will recover.

          Additionally, management considers a wide range of factors about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used by the Company in the impairment evaluation process include, but are not limited to: (i) the length of time and the extent to which the estimated fair value has been below cost or amortized cost; (ii) the potential for impairments of securities when the issuer is experiencing significant financial difficulties; (iii) the potential for impairments in an entire industry sector or sub-sector; (iv) the potential for impairments in certain economically depressed geographic locations; (v) the potential for impairments of securities where the issuer, series of issuers or industry has suffered a catastrophic type of loss or has exhausted natural resources; (vi) with respect to fixed maturity securities, whether the Company has the intent to sell or will more likely than not be required to sell a particular security before the decline in estimated fair value below cost or amortized cost recovers; (vii) with respect to equity securities, whether the Company's ability and intent to hold the security for a period of time sufficient to allow for the recovery of its estimated fair value to an amount equal to or greater than cost; (viii) unfavorable changes in forecasted cash flows on mortgage-backed and ABS; and (ix) other subjective factors, including concentrations and information obtained from regulators and rating agencies.

          Effective April 1, 2009, the Company prospectively adopted guidance on the recognition and presentation of other-than-temporary impairment ("OTTI") losses as described in "-- Adoption of New Accounting Pronouncements -- Financial Instruments." The guidance requires that an OTTI be recognized in earnings for a fixed maturity security in an unrealized loss position when it is anticipated that the amortized cost will not be recovered. In such situations, the OTTI recognized in earnings is the entire difference between the fixed maturity security's amortized cost and its estimated fair value only when either: (i) the Company has the intent to sell the fixed maturity security; or (ii) it is more likely than not that the Company will be required to sell the fixed maturity security before recovery of the decline in estimated fair value below amortized cost. If neither of these two conditions exist, the difference between the amortized cost of the fixed maturity security and the present value of projected future cash flows expected to be collected is recognized as an OTTI in earnings

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     ("credit loss"). If the estimated fair value is less than the present value of projected future cash flows expected to be collected, this portion of OTTI related to other-than credit factors ("noncredit loss") is recorded in other comprehensive income (loss). There was no change for equity securities which, when an OTTI has occurred, continue to be impaired for the entire difference between the equity security's cost and its estimated fair value with a corresponding charge to earnings. The Company does not make any adjustments for subsequent recoveries in value.

          Prior to the adoption of the OTTI guidance, the Company recognized in earnings an OTTI for a fixed maturity security in an unrealized loss position unless it could assert that it had both the intent and ability to hold the fixed maturity security for a period of time sufficient to allow for a recovery of estimated fair value to the security's amortized cost. Also, prior to the adoption of this guidance, the entire difference between the fixed maturity security's amortized cost basis and its estimated fair value was recognized in earnings if it was determined to have an OTTI.

          With respect to equity securities, the Company considers in its OTTI analysis its intent and ability to hold a particular equity security for a period of time sufficient to allow for the recovery of its estimated fair value to an amount equal to or greater than cost. If a sale decision is made for an equity security and it is not expected to recover to an amount at least equal to cost prior to the expected time of the sale, the security will be deemed other-than-temporarily impaired in the period that the sale decision was made and an OTTI loss will be recorded in earnings. When an OTTI loss has occurred, the OTTI loss is the entire difference between the equity security's cost and its estimated fair value with a corresponding charge to earnings.

          With respect to perpetual hybrid securities that have attributes of both debt and equity, some of which are classified as fixed maturity securities and some of which are classified as non-redeemable preferred stock within equity securities, the Company considers in its OTTI analysis whether there has been any deterioration in credit of the issuer and the likelihood of recovery in value of the securities that are in a severe and extended unrealized loss position. The Company also considers whether any perpetual hybrid securities, with an unrealized loss, regardless of credit rating, have deferred any dividend payments. When an OTTI loss has occurred, the OTTI loss is the entire difference between the perpetual hybrid security's cost and its estimated fair value with a corresponding charge to earnings.

          The Company's methodology and significant inputs used to determine the amount of the credit loss on fixed maturity securities under the OTTI guidance are as follows:

          (i) The Company calculates the recovery value by performing a discounted cash flow analysis based on the present value of future cash flows expected to be received. The discount rate is generally the effective interest rate of the fixed maturity security prior to impairment.

          (ii) When determining the collectability and the period over which value is expected to recover, the Company applies the same considerations utilized in its overall impairment evaluation process which incorporates information regarding the specific security, fundamentals of the industry and geographic area in which the security issuer operates, and overall macroeconomic conditions. Projected future cash flows are estimated using assumptions derived from management's best estimates of likely scenario-based outcomes after giving consideration to a variety of variables that include, but are not limited to: general payment terms of the security; the likelihood that the issuer can service the scheduled interest and principal payments; the quality and amount of any credit enhancements; the security's position within the capital structure of the issuer; possible corporate restructurings or asset sales by the issuer; and changes to the rating of the security or the issuer by rating agencies.

          (iii) Additional considerations are made when assessing the unique features that apply to certain structured securities such as residential mortgage-backed securities ("RMBS"), commercial mortgage-backed securities ("CMBS") and ABS. These additional factors for structured securities

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                include, but are not limited to: the quality of underlying collateral; expected prepayment speeds; current and forecasted loss severity; consideration of the payment terms of the underlying assets backing a particular security; and the payment priority within the tranche structure of the security.

          (iv) When determining the amount of the credit loss for U.S. and foreign corporate securities, foreign government securities and state and political subdivision securities, management considers the estimated fair value as the recovery value when available information does not indicate that another value is more appropriate. When information is identified that indicates a recovery value other than estimated fair value, management considers in the determination of recovery value the same considerations utilized in its overall impairment evaluation process which incorporates available information and management's best estimate of scenarios-based outcomes regarding the specific security and issuer; possible corporate restructurings or asset sales by the issuer; the quality and amount of any credit enhancements; the security's position within the capital structure of the issuer; fundamentals of the industry and geographic area in which the security issuer operates, and the overall macroeconomic conditions.

          The cost or amortized cost of fixed maturity and equity securities is adjusted for OTTI in the period in which the determination is made. These impairments are included within net investment gains (losses). The Company does not change the revised cost basis for subsequent recoveries in value.

          In periods subsequent to the recognition of OTTI on a fixed maturity security, the Company accounts for the impaired security as if it had been purchased on the measurement date of the impairment. Accordingly, the discount (or reduced premium) based on the new cost basis is accreted into net investment income over the remaining term of the fixed maturity security in a prospective manner based on the amount and timing of estimated future cash flows.

          The Company purchases and receives beneficial interests in special purpose entities ("SPEs"), which enhance the Company's total return on its investment portfolio principally by providing equity-based returns on fixed maturity securities. These investments are generally made through structured notes and similar instruments (collectively, "Structured Investment Transactions"). The Company has not guaranteed the performance, liquidity or obligations of the SPEs and its exposure to loss is limited to its carrying value of the beneficial interests in the SPEs. The Company does not consolidate such SPEs as it has determined it is not the primary beneficiary. These Structured Investment Transactions are included in fixed maturity securities and their investment income is generally recognized using the retrospective interest method. Impairments of these investments are included in net investment gains (losses). In addition, the Company has invested in certain structured transactions that are variable interest entities ("VIEs"). These structured transactions include hybrid securities and other limited partnership interests. The Company consolidates those VIEs for which it is deemed to be the primary beneficiary. The Company reconsiders whether it is the primary beneficiary for investments designated as VIEs on an annual basis.

          Securities Lending. Securities loaned transactions, whereby blocks of securities, which are included in fixed maturity securities and short-term investments, are loaned to third parties, are treated as financing arrangements and the associated liability is recorded at the amount of cash received. At the inception of a loan, the Company obtains collateral, generally cash, in an amount at least equal to 102% of the estimated fair value of the securities loaned and maintains it at a level greater than or equal to 100% for the duration of the loan. The Company monitors the estimated fair value of the securities loaned on a daily basis with additional collateral obtained as necessary. Substantially all of the Company's securities loaned transactions are with brokerage firms and commercial banks. Income and expenses associated with securities loaned transactions are reported as investment income and investment expense, respectively, within net investment income.

          Mortgage Loans -- For the purposes of determining valuation allowances, the Company disaggregates its mortgage loan investments into two portfolio segments: (1) commercial and (2) agricultural.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

               Mortgage loans are stated at unpaid principal balance, adjusted for any unamortized premium or discount, deferred fees or expenses, and net of valuation allowances. Interest income is accrued on the principal amount of the loan based on the loan's contractual interest rate. Amortization of premiums and discounts is recorded using the effective yield method. Interest income, amortization of premiums and discounts and prepayment fees are reported in net investment income. Interest ceases to accrue when collection of interest is not considered probable and/or when interest or principal payments are past due as follows: commercial -- 60 days; and agricultural -- 90 days. When a loan is placed on non-accrual status, uncollected past due interest is charged-off against net investment income. Generally, the accrual of interest income resumes after all delinquent amounts are paid and management believes all future principal and interest payments will be collected. Cash receipts on non-accruing loans are recorded in accordance with the loan agreement as a reduction of principal and/or interest income. Charge-offs occur upon the realization of a credit loss, typically through foreclosure or after a decision is made to sell a loan. Gain or loss upon charge-off is recorded, net of previously established valuation allowances, in net investment gains (losses). Cash recoveries on principal amounts previously charged-off are generally recorded as an increase to the valuation allowance, unless the valuation allowance adequately provides for expected credit losses; then the recovery is recorded in net investment gains (losses). Gains and losses from sales of loans and increases or decreases to valuation allowances are recorded in net investment gains (losses).

               Mortgage loans are considered to be impaired when it is probable that, based upon current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. Specific valuation allowances are established using the same methodology for both portfolio segments as the excess carrying value of a loan over either (i) the present value of expected future cash flows discounted at the loan's original effective interest rate, (ii) the estimated fair value of the loan's underlying collateral if the loan is in the process of foreclosure or otherwise collateral dependent, or (iii) the loan's observable market price. A common evaluation framework is used for establishing non-specific valuation allowances for all loan portfolio segments; however, a separate non-specific valuation allowance is calculated and maintained for each loan portfolio segment that is based on inputs unique to each loan portfolio segment. Non-specific valuation allowances are established for pools of loans with similar risk characteristics where a property-specific or market-specific risk has not been identified, but for which the Company expects to incur a credit loss. These evaluations are based upon several loan portfolio segment-specific factors, including the Company's experience for loan losses, defaults and loss severity, and loss expectations for loans with similar risk characteristics. The Company typically uses ten years, or more, of historical experience, in these evaluations. These evaluations are revised as conditions change and new information becomes available.

               All commercial and agricultural loans are monitored on an ongoing basis for potential credit losses. For commercial loans, these ongoing reviews may include an analysis of the property financial statements and rent roll, lease rollover analysis, property inspections, market analysis, estimated valuations of the underlying collateral, loan-to-value ratios, debt service coverage ratios, and tenant creditworthiness. The monitoring process focuses on higher risk loans, which include those that are classified as restructured, potentially delinquent, delinquent or in foreclosure, as well as loans with higher loan-to-value ratios and lower debt service coverage ratios. The monitoring process for agricultural loans is generally similar, with a focus on higher risk loans, including reviews on a geographic and property-type basis. Higher risk commercial and agricultural loans are reviewed individually on an ongoing basis for potential credit loss and specific valuation allowances are established using the methodology described above for all loan portfolio segments. Quarterly, the remaining loans are reviewed on a pool basis by aggregating groups of loans that have similar risk characteristics for potential credit loss, and non-specific valuation allowances are established as described above using inputs that are unique to each segment of the loan portfolio.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

               For commercial loans, the Company's primary credit quality indicator is the debt service coverage ratio, which compares a property's net operating income to amounts needed to service the principal and interest due under the loan. Generally, the lower the debt service coverage ratio, the higher the risk of experiencing a credit loss. The values utilized in calculating these ratios are developed in connection with the ongoing review of the commercial loan portfolio and are routinely updated.

               For agricultural loans, the Company's primary credit quality indicator is the loan-to-value ratio. Loan-to-value ratios compare the amount of the loan to the estimated fair value of the underlying collateral. A loan-to-value ratio greater than 100% indicates that the loan amount is greater than the collateral value. A loan-to-value ratio of less than 100% indicates an excess of collateral value over the loan amount. Generally, the higher the loan-to-value ratio, the higher the risk of experiencing a credit loss. The values utilized in calculating these ratios are developed in connection with the ongoing review of the agricultural loan portfolio and are routinely updated.

          Policy Loans. Policy loans are stated at unpaid principal balances. Interest income on such loans is recorded as earned in net investment income using the contractually agreed upon interest rate. Generally, interest is capitalized on the policy's anniversary date. Valuation allowances are not established for policy loans, as these loans are fully collateralized by the cash surrender value of the underlying insurance policies. Any unpaid principal or interest on the loan is deducted from the cash surrender value or the death benefit prior to settlement of the policy.

          Real Estate. Real estate held-for-investment, including related improvements, is stated at cost less accumulated depreciation. Depreciation is provided on a straight-line basis over the estimated useful life of the asset (typically 20 to 55 years). Rental income is recognized on a straight-line basis over the term of the respective leases. The Company classifies a property as held-for-sale if it commits to a plan to sell a property within one year and actively markets the property in its current condition for a price that is reasonable in comparison to its estimated fair value. The Company classifies the results of operations and the gain or loss on sale of a property that either has been disposed of or classified as held-for-sale as discontinued operations, if the ongoing operations of the property will be eliminated from the ongoing operations of the Company and if the Company will not have any significant continuing involvement in the operations of the property after the sale. The Company periodically reviews its properties held-for-investment for impairment and tests properties for recoverability whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable and the carrying value of the property exceeds its estimated fair value. Properties whose carrying values are greater than their undiscounted cash flows are written down to their estimated fair value, with the impairment loss included in net investment gains (losses). Impairment losses are based upon the estimated fair value of real estate, which is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks.

          Real Estate Joint Ventures and Other Limited Partnership
     Interests. The Company uses the equity method of accounting for investments in real estate joint ventures and other limited partnership interests consisting of leveraged buy-out funds, hedge funds and other private equity funds in which it has more than a minor equity interest or more than a minor influence over the joint ventures or partnership's operations, but does not have a controlling interest and is not the primary beneficiary. The equity method is also used for such investments in which the Company has more than a minor influence or more than a 20% interest. Generally, the Company records its share of earnings using a three-month lag methodology for instances where the timely financial information is available and the contractual right exists to receive such financial information on a timely basis. The Company uses the cost method of accounting for investments in real estate joint ventures and other limited partnership interests in which it has a minor equity investment and virtually no influence over the joint ventures or the partnership's operations. The Company reports the distributions from real estate joint ventures and other limited partnership interests accounted for under the cost method and equity in earnings from real estate joint ventures and other limited partnership interests accounted for under the equity method in

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES net investment income. In addition to the investees performing regular evaluations for the impairment of underlying investments, the Company routinely evaluates its investments in real estate joint ventures and other limited partnerships for impairments. The Company considers its cost method investments for OTTI when the carrying value of real estate joint ventures and other limited partnership interests exceeds the net asset value ("NAV"). The Company takes into consideration the severity and duration of this excess when deciding if the cost method investment is other-than-temporarily impaired. For equity method investees, the Company considers financial and other information provided by the investee, other known information and inherent risks in the underlying investments, as well as future capital commitments, in determining whether an impairment has occurred. When an OTTI is deemed to have occurred, the Company records a realized capital loss within net investment gains (losses) to record the investment at its estimated fair value.

          Short-term Investments. Short-term investments include investments with remaining maturities of one year or less, but greater than three months, at the time of purchase and are stated at amortized cost, which approximates estimated fair value, or stated at estimated fair value, if available. Short-term investments also include investments in an affiliated money market pool.

          Other Invested Assets. Other invested assets consist principally of freestanding derivatives with positive estimated fair values, tax credit partnerships and cash held in trust.

          Freestanding derivatives with positive estimated fair values are described in the derivatives accounting policy which follows.

          Tax credit partnerships are established for the purpose of investing in low-income housing and other social causes, where the primary return on investment is in the form of income tax credits and are accounted for under the equity method or under the effective yield method. The Company reports the equity in earnings of tax credit partnerships in net investment income.

          Investments Risks and Uncertainties. The Company's investments are exposed to four primary sources of risk: credit, interest rate, liquidity risk and market valuation. The financial statement risks, stemming from such investment risks, are those associated with the determination of estimated fair values, the diminished ability to sell certain investments in times of strained market conditions, the recognition of impairments, the recognition of income on certain investments and the potential consolidation of VIEs. The use of different methodologies, assumptions and inputs relating to these financial statement risks may have a material effect on the amounts presented within the consolidated financial statements.

          When available, the estimated fair value of the Company's fixed maturity and equity securities are based on quoted prices in active markets that are readily and regularly obtainable. Generally, these are the most liquid of the Company's securities holdings and valuation of these securities does not involve management judgment.

          When quoted prices in active markets are not available, the determination of estimated fair value is based on market standard valuation methodologies. The market standard valuation methodologies utilized include: discounted cash flow methodologies, matrix pricing or other similar techniques. The inputs to these market standard valuation methodologies include, but are not limited to: interest rates, credit standing of the issuer or counterparty, industry sector of the issuer, coupon rate, call provisions, sinking fund requirements, maturity, estimated duration and management's assumptions regarding liquidity and estimated future cash flows. Accordingly, the estimated fair values are based on available market information and management's judgments about financial instruments.

          The significant inputs to the market standard valuation methodologies for certain types of securities with reasonable levels of price transparency are inputs that are observable in the market or can be derived principally from or corroborated by observable market data. Such observable inputs include benchmarking prices for similar assets in active, liquid markets, quoted prices in markets that are not active and observable yields and spreads in the market.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

          When observable inputs are not available, the market standard valuation methodologies for determining the estimated fair value of certain types of securities that trade infrequently, and therefore have little or no price transparency, rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from or corroborated by observable market data. These unobservable inputs can be based in large part on management judgment or estimation, and cannot be supported by reference to market activity. Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and consistent with what other market participants would use when pricing such securities.

          Financial markets are susceptible to severe events evidenced by rapid depreciation in asset values accompanied by a reduction in asset liquidity. The Company's ability to sell securities, or the price ultimately realized for these securities, depends upon the demand and liquidity in the market and increases the use of judgment in determining the estimated fair value of certain securities.

          The determination of the amount of allowances and impairments, as applicable, is described previously by investment type. The determination of such allowances and impairments is highly subjective and is based upon the Company's periodic evaluation and assessment of known and inherent risks associated with the respective asset class. Such evaluations and assessments are revised as conditions change and new information becomes available.

          The recognition of income on certain investments (e.g. loan-backed securities, including mortgage-backed and ABS, certain structured investment transactions, etc.) is dependent upon market conditions, which could result in prepayments and changes in amounts to be earned.

          The accounting guidance for the determination of when an entity is a VIE and when to consolidate a VIE is complex and requires significant management judgment. The determination of the VIE's primary beneficiary requires an evaluation of the contractual and implied rights and obligations associated with each party's relationship with or involvement in the entity, an estimate of the entity's expected losses and expected residual returns and the allocation of such estimates to each party involved in the entity. The Company generally uses a qualitative approach to determine whether it is the primary beneficiary.

          For most VIEs, the entity that has both the ability to direct the most significant activities of the VIE and the obligation to absorb losses or receive benefits that could be significant to the VIE is considered the primary beneficiary. However, for VIEs that are investment companies or apply measurement principles consistent with those utilized by investment companies, the primary beneficiary is based on a risks and rewards model and is defined as the entity that will absorb a majority of a VIE's expected losses, receive a majority of a VIE's expected residual returns if no single entity absorbs a majority of expected losses, or both. The Company reassesses its involvement with VIEs on a quarterly basis. The use of different methodologies, assumptions and inputs in the determination of the primary beneficiary could have a material effect on the amounts presented within the consolidated financial statements. The Company did not consolidate any of its VIEs at December 31, 2010 and 2009.

  Derivative Financial Instruments

     Derivatives are financial instruments whose values are derived from interest rates, foreign currency exchange rates, credit spreads, and/or other financial indices. Derivatives may be exchange-traded or contracted in the over-the-counter market. The Company uses a variety of derivatives, including swaps, forwards and futures, to manage various risks relating to its ongoing business. To a lesser extent, the Company uses credit derivatives, such as credit default swaps, to synthetically replicate investment risks and returns which are not readily available in the cash market. The Company also purchases certain securities, issues certain insurance policies and investment contracts and engages in certain reinsurance contracts that have embedded derivatives.

     Freestanding derivatives are carried on the Company's consolidated balance sheets either as assets within other invested assets or as liabilities within other liabilities at estimated fair value as determined through the use of quoted

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES market prices for exchange-traded derivatives or through the use of pricing models for over-the-counter derivatives. The determination of estimated fair value, when quoted market values are not available, is based on market standard valuation methodologies and inputs that are assumed to be consistent with what other market participants would use when pricing the instruments. Derivative valuations can be affected by changes in interest rates, foreign currency exchange rates, financial indices, credit spreads, default risk (including the counterparties to the contract), volatility, liquidity and changes in estimates and assumptions used in the pricing models.

     The Company does not offset the fair value amounts recognized for derivatives executed with the same counterparty under the same master netting agreement.

     If a derivative is not designated as an accounting hedge or its use in managing risk does not qualify for hedge accounting, changes in the estimated fair value of the derivative are generally reported in net derivative gains (losses). The fluctuations in estimated fair value of derivatives which have not been designated for hedge accounting can result in significant volatility in net income.

     To qualify for hedge accounting, at the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction, as well as its designation of the hedge as either (i) a hedge of the estimated fair value of a recognized asset or liability ("fair value hedge"); (ii) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability ("cash flow hedge"); or (iii) a hedge of a net investment in a foreign operation. In this documentation, the Company sets forth how the hedging instrument is expected to hedge the designated risks related to the hedged item and sets forth the method that will be used to retrospectively and prospectively assess the hedging instrument's effectiveness and the method which will be used to measure ineffectiveness. A derivative designated as a hedging instrument must be assessed as being highly effective in offsetting the designated risk of the hedged item. Hedge effectiveness is formally assessed at inception and periodically throughout the life of the designated hedging relationship. Assessments of hedge effectiveness and measurements of ineffectiveness are also subject to interpretation and estimation and different interpretations or estimates may have a material effect on the amount reported in net income.

     The accounting for derivatives is complex and interpretations of the primary accounting guidance continue to evolve in practice. Judgment is applied in determining the availability and application of hedge accounting designations and the appropriate accounting treatment under such accounting guidance. If it was determined that hedge accounting designations were not appropriately applied, reported net income could be materially affected.

     Under a fair value hedge, changes in the estimated fair value of the hedging derivative, including amounts measured as ineffectiveness, and changes in the estimated fair value of the hedged item related to the designated risk being hedged, are reported within net derivative gains (losses). The estimated fair values of the hedging derivatives are exclusive of any accruals that are separately reported in the consolidated statement of operations within interest income or interest expense to match the location of the hedged item. However, accruals that are not scheduled to settle until maturity are included in the estimated fair value of derivatives in the consolidated balance sheets.

     Under a cash flow hedge, changes in the estimated fair value of the hedging derivative measured as effective are reported within other comprehensive income
(loss), a separate component of stockholder's equity, and the deferred gains or losses on the derivative are reclassified into the consolidated statement of operations when the Company's earnings are affected by the variability in cash flows of the hedged item. Changes in the estimated fair value of the hedging instrument measured as ineffectiveness are reported within net derivative gains (losses). The estimated fair values of the hedging derivatives are exclusive of any accruals that are separately reported in the consolidated statement of operations within interest income or interest expense to match the location of the hedged item. However, accruals that are not scheduled to settle until maturity are included in the estimated fair value of derivatives in the consolidated balance sheets.

     In a hedge of a net investment in a foreign operation, changes in the estimated fair value of the hedging derivative that are measured as effective are reported within other comprehensive income (loss) consistent with the

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES translation adjustment for the hedged net investment in the foreign operation. Changes in the estimated fair value of the hedging instrument measured as ineffectiveness are reported within net derivative gains (losses). The Company's net derivative gains (losses) on foreign operations are related to the operations of Reinsurance Group of America, Incorporated ("RGA"), a former majority-owned subsidiary, and are included in income (loss) from discontinued operations, net of income tax. See Note 14.

     The Company discontinues hedge accounting prospectively when: (i) it is determined that the derivative is no longer highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item; (ii) the derivative expires, is sold, terminated, or exercised; (iii) it is no longer probable that the hedged forecasted transaction will occur; or (iv) the derivative is de-designated as a hedging instrument.

     When hedge accounting is discontinued because it is determined that the derivative is not highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item, the derivative continues to be carried in the consolidated balance sheets at its estimated fair value, with changes in estimated fair value recognized currently in net derivative gains (losses). The carrying value of the hedged recognized asset or liability under a fair value hedge is no longer adjusted for changes in its estimated fair value due to the hedged risk, and the cumulative adjustment to its carrying value is amortized into income over the remaining life of the hedged item. Provided the hedged forecasted transaction is still probable of occurrence, the changes in estimated fair value of derivatives recorded in other comprehensive income (loss) related to discontinued cash flow hedges are released into the consolidated statement of operations when the Company's earnings are affected by the variability in cash flows of the hedged item.

     When hedge accounting is discontinued because it is no longer probable that the forecasted transactions will occur on the anticipated date or within two months of that date, the derivative continues to be carried in the consolidated balance sheets at its estimated fair value, with changes in estimated fair value recognized currently in net derivative gains (losses). Deferred gains and losses of a derivative recorded in other comprehensive income (loss) pursuant to the discontinued cash flow hedge of a forecasted transaction that is no longer probable are recognized immediately in net derivative gains (losses).

     In all other situations in which hedge accounting is discontinued, the derivative is carried at its estimated fair value in the consolidated balance sheets, with changes in its estimated fair value recognized in the current period as net derivative gains (losses).

     The Company is also a party to financial instruments that contain terms which are deemed to be embedded derivatives. The Company assesses each identified embedded derivative to determine whether it is required to be bifurcated. If the instrument would not be accounted for in its entirety at estimated fair value and it is determined that the terms of the embedded derivative are not clearly and closely related to the economic characteristics of the host contract, and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host contract and accounted for as a freestanding derivative. Such embedded derivatives are carried in the consolidated balance sheets at estimated fair value with the host contract and changes in their estimated fair value are generally reported in net derivative gains (losses). If the Company is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses) or net investment income. Additionally, the Company may elect to carry an entire contract on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses) or net investment income if that contract contains an embedded derivative that requires bifurcation.

  Cash and Cash Equivalents

     The Company considers all highly liquid investments purchased with an original or remaining maturity of three months or less at the date of purchase to be cash equivalents. Cash equivalents are stated at amortized cost, which approximates estimated fair value.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

  Property, Equipment, Leasehold Improvements and Computer Software

     Property, equipment and leasehold improvements, which are included in other assets, are stated at cost, less accumulated depreciation and amortization. Depreciation is determined using the straight-line method over the estimated useful lives of the assets, as appropriate. The estimated life for company occupied real estate property is generally 40 years. Estimated lives generally range from five to ten years for leasehold improvements and three to seven years for all other property and equipment. The cost basis of the property, equipment and leasehold improvements was $77 million and $76 million at December 31, 2010 and 2009, respectively. Accumulated depreciation and amortization of property, equipment and leasehold improvements was $67 million and $64 million at December 31, 2010 and 2009, respectively. Related depreciation and amortization expense was $3 million, $3 million and $2 million for the years ended December 31, 2010, 2009 and 2008, respectively.

     Computer software, which is included in other assets, is stated at cost, less accumulated amortization. Purchased software costs, as well as certain internal and external costs incurred to develop internal-use computer software during the application development stage, are capitalized. Such costs are amortized generally over a four-year period using the straight-line method. The cost basis of computer software was $29 million and $28 million at December 31, 2010 and 2009, respectively. Accumulated amortization of capitalized software was $25 million and $23 million at December 31, 2010 and 2009, respectively. Related amortization expense was $2 million for each of the years ended December 31, 2010, 2009 and 2008.

  Deferred Policy Acquisition Costs ("DAC") and Value of Business Acquired ("VOBA")

     The Company incurs significant costs in connection with acquiring new and renewal insurance business. Costs that vary with and relate to the production of new business are deferred as DAC. Such costs consist principally of commissions and agency and policy issuance expenses. VOBA is an intangible asset that represents the excess of book value over the estimated fair value of acquired insurance, annuity, and investment-type contracts in-force at the acquisition date. The estimated fair value of the acquired liabilities is based on actuarially determined projections, by each block of business, of future policy and contract charges, premiums, mortality and morbidity, separate account performance, surrenders, operating expenses, investment returns, nonperformance risk adjustment and other factors. Actual experience on the purchased business may vary from these projections. The recovery of DAC and VOBA is dependent upon the future profitability of the related business. DAC and VOBA are aggregated in the consolidated financial statements for reporting purposes.

     DAC and VOBA on life insurance or investment-type contracts are amortized in proportion to gross premiums, gross margins or gross profits, depending on the type of contract as described below.

     The Company amortizes DAC and VOBA related to non-participating and non-dividend-paying traditional contracts (term insurance, non-participating whole life insurance) over the entire premium paying period in proportion to the present value of actual historic and expected future gross premiums. The present value of expected premiums is based upon the premium requirement of each policy and assumptions for mortality, morbidity, persistency and investment returns at policy issuance, or policy acquisition (as it relates to VOBA), that include provisions for adverse deviation and are consistent with the assumptions used to calculate future policyholder benefit liabilities. These assumptions are not revised after policy issuance or acquisition unless the DAC or VOBA balance is deemed to be unrecoverable from future expected profits. Absent a premium deficiency, variability in amortization after policy issuance or acquisition is caused only by variability in premium volumes.

     The Company amortizes DAC and VOBA related to participating, dividend-paying traditional contracts over the estimated lives of the contracts in proportion to actual and expected future gross margins. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The future gross margins are dependent principally on investment returns, policyholder dividend scales, mortality, persistency, expenses to administer the business, creditworthiness of reinsurance counterparties and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns, expenses, persistency and other factor changes, as well as policyholder dividend scales are reasonably likely to impact significantly the rate of DAC and

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

VOBA amortization. Each reporting period, the Company updates the estimated gross margins with the actual gross margins for that period. When the actual gross margins change from previously estimated gross margins, the cumulative DAC and VOBA amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross margins exceed those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross margins are below the previously estimated gross margins. Each reporting period, the Company also updates the actual amount of business in-force, which impacts expected future gross margins. When expected future gross margins are below those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the expected future gross margins are above the previously estimated expected future gross margins. Each period, the Company also reviews the estimated gross margins for each block of business to determine the recoverability of DAC and VOBA balances.

     The Company amortizes DAC and VOBA related to fixed and variable universal life contracts and fixed and variable deferred annuity contracts over the estimated lives of the contracts in proportion to actual and expected future gross profits. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The amount of future gross profits is dependent principally upon returns in excess of the amounts credited to policyholders, mortality, persistency, interest crediting rates, expenses to administer the business, creditworthiness of reinsurance counterparties, the effect of any hedges used and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns, expenses and persistency are reasonably likely to impact significantly the rate of DAC and VOBA amortization. Each reporting period, the Company updates the estimated gross profits with the actual gross profits for that period. When the actual gross profits change from previously estimated gross profits, the cumulative DAC and VOBA amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross profits exceed those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross profits are below the previously estimated gross profits. Each reporting period, the Company also updates the actual amount of business remaining in-force, which impacts expected future gross profits. When expected future gross profits are below those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the expected future gross profits are above the previously estimated expected future gross profits. Each period, the Company also reviews the estimated gross profits for each block of business to determine the recoverability of DAC and VOBA balances.

     Separate account rates of return on variable universal life contracts and variable deferred annuity contracts affect in-force account balances on such contracts each reporting period which can result in significant fluctuations in amortization of DAC and VOBA. Returns that are higher than the Company's long-term expectation produce higher account balances, which increases the Company's future fee expectations and decreases future benefit payment expectations on minimum death and living benefit guarantees, resulting in higher expected future gross profits. The opposite result occurs when returns are lower than the Company's long-term expectation. The Company's practice to determine the impact of gross profits resulting from returns on separate accounts assumes that long-term appreciation in equity markets is not changed by short-term market fluctuations, but is only changed when sustained interim deviations are expected. The Company monitors these events and only changes the assumption when its long-term expectation changes.

     The Company also periodically reviews other long-term assumptions underlying the projections of estimated gross margins and profits. These include investment returns, policyholder dividend scales, interest crediting rates, mortality, persistency and expenses to administer business. Management annually updates assumptions used in the calculation of estimated gross margins and profits which may have significantly changed. If the update of assumptions causes expected future gross margins and profits to increase, DAC and VOBA amortization will decrease, resulting in a current period increase to earnings. The opposite result occurs when the assumption update causes expected future gross margins and profits to decrease.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Periodically, the Company modifies product benefits, features, rights or coverages that occur by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by election or coverage within a contract. If such modification, referred to as an internal replacement, substantially changes the contract, the associated DAC or VOBA is written off immediately through income and any new deferrable costs associated with the replacement contract are deferred. If the modification does not substantially change the contract, the DAC or VOBA amortization on the original contract will continue and any acquisition costs associated with the related modification are expensed.

  Goodwill

     Goodwill, which is included in other assets, is the excess of cost over the estimated fair value of net assets acquired which represents the future economic benefits arising from such net assets acquired that could not be individually identified. Goodwill is not amortized but is tested for impairment at least annually or more frequently if events or circumstances, such as adverse changes in the business climate, indicate that there may be justification for conducting an interim test. The Company performs its annual goodwill impairment testing during the third quarter of each year based upon data as of the close of the second quarter. Goodwill associated with a business acquisition is not tested for impairment during the year the business is acquired unless there is a significant identified impairment event.

     Impairment testing is performed using the fair value approach, which requires the use of estimates and judgment, at the "reporting unit" level. A reporting unit is the operating segment or a business one level below the operating segment, if discrete financial information is prepared and regularly reviewed by management at that level. Management has concluded that the Company has one reporting unit. The Company applies significant judgment when determining the estimated fair value of the Company's reporting unit.

     For purposes of goodwill impairment testing, if the carrying value of a reporting unit exceeds its estimated fair value, there might be an indication of impairment. In such instances, the implied fair value of the goodwill is determined in the same manner as the amount of goodwill that would be determined in a business acquisition. The excess of the carrying value of goodwill over the implied fair value of goodwill would be recognized as an impairment and recorded as a charge against net income.

     In performing the Company's goodwill impairment test, the estimated fair value of the reporting unit is determined using a market multiple approach. When further corroboration is required, the Company uses a discounted cash flow approach.

     The key inputs, judgments and assumptions necessary in determining estimated fair value of the reporting unit include projected earnings, current book value, the level of economic capital required to support the mix of business, long-term growth rates, comparative market multiples, the level of interest rates, credit spreads, equity market levels and the discount rate that the Company believes is appropriate for the respective reporting unit. The valuation methodologies utilized are subject to key judgments and assumptions that are sensitive to change. Estimates of fair value are inherently uncertain and represent only management's reasonable expectation regarding future developments. These estimates and the judgments and assumptions upon which the estimates are based will, in all likelihood, differ in some respects from actual future results. Declines in the estimated fair value of the Company's reporting unit could result in goodwill impairments in future periods which could materially adversely affect the Company's results of operations or financial position.

     During the 2010 impairment test of goodwill, the Company concluded that the fair value was in excess of the carrying value and, therefore, goodwill was not impaired. On an ongoing basis, the Company evaluates potential triggering events that may affect the estimated fair value of the Company's reporting unit to assess whether any goodwill impairment exists. Deteriorating or adverse market conditions may have an impact on the estimated fair value and could result in future impairments of goodwill. Additionally, the Company recognized no impairments of goodwill during the years ended December 31, 2009 and 2008. Goodwill was $35 million at both December 31, 2010 and 2009.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

  Liability for Future Policy Benefits and Policyholder Account Balances

     The Company establishes liabilities for amounts payable under insurance policies, including traditional life insurance, traditional annuities and non-medical health insurance. Generally, amounts are payable over an extended period of time and related liabilities are calculated as the present value of future expected benefits to be paid reduced by the present value of future expected premiums. Such liabilities are established based on methods and underlying assumptions in accordance with GAAP and applicable actuarial standards. Principal assumptions used in the establishment of liabilities for future policy benefits are mortality, morbidity, policy lapse, renewal, retirement, disability incidence, disability terminations, investment returns, inflation, expenses and other contingent events as appropriate to the respective product type. These assumptions are established at the time the policy is issued and are intended to estimate the experience for the period the policy benefits are payable. Utilizing these assumptions, liabilities are established on a block of business basis.

     Future policy benefit liabilities for participating life insurance policies are equal to the aggregate of: (i) net level premium reserves for death and endowment policy benefits (calculated based upon the non-forfeiture interest rate, ranging from 3% to 6%, and mortality rates guaranteed in calculating the cash surrender values described in such contracts); and (ii) the liability for terminal dividends.

     Participating business represented approximately 38% and 48% of the Company's life insurance in-force at December 31, 2010 and 2009, respectively. Participating policies represented approximately 99% of gross life insurance premiums for each of the years ended December 31, 2010, 2009 and 2008.

     Future policy benefit liabilities for non-participating life insurance policies are equal to the aggregate of the present value of expected future benefit payments and related expenses less the present value of expected future net premiums. Assumptions as to mortality and persistency are based upon the Company's experience when the basis of the liability is established. Interest rate assumptions used in establishing such liabilities range from 5% to 7%.

     Future policy benefit liabilities for individual and group traditional fixed annuities after annuitization are equal to the present value of expected future payments. Interest rate assumptions used in establishing such liabilities range from 5% to 9%.

     Future policy benefit liabilities for non-medical health insurance are calculated using the net level premium method and assumptions as to future morbidity, withdrawals and interest, which provide a margin for adverse deviation. The interest rate assumption used in establishing such liabilities is 5%.

     Future policy benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. Interest rate assumptions used in establishing such liabilities range from 3% to 6%.

     Liabilities for universal and variable life secondary guarantees are determined by estimating the expected value of death benefits payable when the account balance is projected to be zero and recognizing those benefits ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balances, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used in estimating the secondary guarantee liabilities are consistent with those used for amortizing DAC, and are thus subject to the same variability and risk. The assumptions of investment performance and volatility for variable products are consistent with historical Standard & Poor's ("S&P") 500 Index experience. The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

     The Company periodically reviews its estimates of actuarial liabilities for future policy benefits and compares them with its actual experience. Differences between actual experience and the assumptions used in pricing these policies and guarantees and in the establishment of the related liabilities result in variances in profit and could result in losses. The effects of changes in such estimated liabilities are included in the results of operations in the period in which the changes occur.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Policyholder account balances relate to investment-type contracts and universal life-type policies. Investment-type contracts principally include traditional individual fixed annuities in the accumulation phase and non-variable group annuity contracts. Policyholder account balances for these contracts are equal to: (i) policy account values, which consist of an accumulation of gross premium payments and investment performance; and (ii) credited interest, ranging from 2% to 6%, less expenses, mortality charges and withdrawals.

  Other Policy-Related Balances

     Other policy-related balances include policy and contract claims, unearned revenue liabilities, premiums received in advance, policyholder dividends due and unpaid and policyholder dividends left on deposit.

     The liability for policy and contract claims generally relates to incurred but not reported death and disability claims, as well as claims which have been reported but not yet settled. The liability for these claims is based on the Company's estimated ultimate cost of settling all claims. The Company derives estimates for the development of incurred but not reported claims principally from actuarial analyses of historical patterns of claims and claims development for each line of business. The methods used to determine these estimates are continually reviewed. Adjustments resulting from this continuous review process and differences between estimates and payments for claims are recognized in policyholder benefits and claims expense in the period in which the estimates are changed or payments are made.

     The unearned revenue liability relates to universal life-type and investment-type products and represents policy charges for services to be provided in future periods. The charges are deferred as unearned revenue and amortized using the product's estimated gross profits, similar to DAC. Such amortization is recorded in universal life and investment-type product policy fees.

     The Company accounts for the prepayment of premiums on its individual life, group life and health contracts as premium received in advance and applies the cash received to premiums when due.

     Also included in other policy-related balances are policyholder dividends due and unpaid on participating policies and policyholder dividends left on deposit. Such liabilities are presented at amounts contractually due to policyholders.

  Funds Withheld

     Funds withheld represent amounts withheld by the Company in accordance with the terms of the reinsurance agreements. The Company withholds the funds rather than transferring the underlying investments. As a result, the Company records a funds withheld payable within other liabilities. The Company recognizes interest on funds withheld at rates defined by the terms of the agreement which may be contractually specified or directly related to the investment portfolio and records it in other expenses.

  Recognition of Insurance Revenue and Related Benefits

     Premiums related to traditional life and annuity policies with life contingencies are recognized as revenues when due from policyholders. Policyholder benefits and expenses are provided against such revenues to recognize profits over the estimated lives of the policies. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into operations in a constant relationship to insurance in-force or, for annuities, the amount of expected future policy benefit payments.

     Premiums related to non-medical health and disability contracts are recognized on a pro rata basis over the applicable contract term.

     Deposits related to universal life-type and investment-type products are credited to policyholder account balances. Revenues from such contracts consist of amounts assessed against policyholder account balances for mortality, policy administration and surrender charges and are recorded in universal life and investment-type

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES product policy fees in the period in which services are provided. Amounts that are charged to operations include interest credited and benefit claims incurred in excess of related policyholder account balances.

     Premiums, policy fees, policyholder benefits and expenses are presented net of reinsurance.

  Other Revenues

     Other revenues include, in addition to items described elsewhere herein, broker-dealer commissions and fees and administrative service fees. Such fees and commissions are recognized in the period in which services are performed. Other revenues also include changes in account value relating to corporate-owned life insurance ("COLI"). Under certain COLI contracts, if the Company reports certain unlikely adverse results in its consolidated financial statements, withdrawals would not be immediately available and would be subject to market value adjustment, which could result in a reduction of the account value.

  Policyholder Dividends

     Policyholder dividends are approved annually by General American's board of directors. The aggregate amount of policyholder dividends is related to actual interest, mortality, morbidity and expense experience for the year, as well as management's judgment as to the appropriate level of statutory surplus to be retained by General American.

  Income Taxes

     General American joins with MetLife and its includable life insurance and non-life insurance subsidiaries in filing a consolidated U.S. federal income tax return in accordance with the provisions of the Internal Revenue Code of 1986, as amended. The Company participates in a tax sharing agreement with MetLife. The agreement provides that current income tax expense (benefit) is computed on a separate return basis and members of the tax group shall make payments (receive reimbursement) to (from) MetLife to the extent that their incomes (losses and other credits) contribute to (reduce) the consolidated income tax expense. The consolidating companies are reimbursed for net operating losses or other tax attributes they have generated when utilized in the consolidated return.

     The Company's accounting for income taxes represents management's best estimate of various events and transactions.

     Deferred tax assets and liabilities resulting from temporary differences between the financial reporting and tax bases of assets and liabilities are measured at the balance sheet date using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse.

     The realization of deferred tax assets depends upon the existence of sufficient taxable income within the carryback or carryforward periods under the tax law in the applicable tax jurisdiction. Valuation allowances are established when management determines, based on available information, that it is more likely than not that deferred income tax assets will not be realized. Significant judgment is required in determining whether valuation allowances should be established, as well as the amount of such allowances. When making such determination, consideration is given to, among other things, the following:

          (i) future taxable income exclusive of reversing temporary differences and carryforwards;

          (ii) future reversals of existing taxable temporary differences;

          (iii) taxable income in prior carryback years; and

          (iv) tax planning strategies.

     The Company may be required to change its provision for income taxes in certain circumstances. Examples of such circumstances include when the ultimate deductibility of certain items is challenged by taxing authorities (see Note 10) or when estimates used in determining valuation allowances on deferred tax assets significantly change or when receipt of new information indicates the need for adjustment in valuation allowances. Additionally, future

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES events, such as changes in tax laws, tax regulations, or interpretations of such laws or regulations, could have an impact on the provision for income tax and the effective tax rate. Any such changes could significantly affect the amounts reported in the consolidated financial statements in the year these changes occur.

     The Company determines whether it is more likely than not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the financial statements. A tax position is measured at the largest amount of benefit that is greater than 50 percent likely of being realized upon settlement. Unrecognized tax benefits due to tax uncertainties that do not meet the threshold are included within other liabilities and are charged to earnings in the period that such determination is made.

     The Company classifies interest recognized as interest expense and penalties recognized as a component of income tax.

  Reinsurance

     The Company enters into reinsurance agreements primarily as a purchaser of reinsurance for its various insurance products and also as a provider of reinsurance for some insurance products issued by third parties.

     For each of its reinsurance agreements, the Company determines whether the agreement provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards. The Company reviews all contractual features, particularly those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims.

     For reinsurance of existing in-force blocks of long-duration contracts that transfer significant insurance risk, the difference, if any, between the amounts paid (received), and the liabilities ceded (assumed) related to the underlying contracts is considered the net cost of reinsurance at the inception of the reinsurance agreement. The net cost of reinsurance is recorded as an adjustment to DAC and recognized as a component of other expenses on a basis consistent with the way the acquisition costs on the underlying reinsured contracts would be recognized. Subsequent amounts paid (received) on the reinsurance of in-force blocks, as well as amounts paid (received) related to new business, are recorded as ceded (assumed) premiums and ceded (assumed) future policy benefit liabilities are established.

     For prospective reinsurance of short-duration contracts that meet the criteria for reinsurance accounting, amounts paid (received) are recorded as ceded (assumed) premiums and ceded (assumed) unearned premiums and are reflected as a component of premiums, reinsurance and other receivables (future policy benefits). Such amounts are amortized through earned premiums over the remaining contract period in proportion to the amount of protection provided. For retroactive reinsurance of short-duration contracts that meet the criteria of reinsurance accounting, amounts paid (received) in excess of (which do not exceed) the related insurance liabilities ceded (assumed) are recognized immediately as a loss. Any gains on such retroactive agreements are deferred and recorded in other liabilities. The gains are amortized primarily using the recovery method.

     The assumptions used to account for both long and short-duration reinsurance agreements are consistent with those used for the underlying contracts. Ceded policyholder and contract related liabilities, other than those currently due, are reported gross on the balance sheet.

     Amounts currently recoverable under reinsurance agreements are included in premiums, reinsurance and other receivables and amounts currently payable are included in other liabilities. Such assets and liabilities relating to reinsurance agreements with the same reinsurer may be recorded net on the balance sheet, if a right of offset exists within the reinsurance agreement. In the event that reinsurers do not meet their obligations to the Company under the terms of the reinsurance agreements, reinsurance balances recoverable could become uncollectible. In such instances, reinsurance recoverable balances are stated net of allowances for uncollectible reinsurance.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Premiums, fees and policyholder benefits and claims include amounts assumed under reinsurance agreements and are net of reinsurance ceded. Amounts received from reinsurers for policy administration are reported in other revenues.

     If the Company determines that a reinsurance agreement does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the agreement using the deposit method of accounting. Deposits received are included in other liabilities and deposits made are included within premiums, reinsurance and other receivables. As amounts are paid or received, consistent with the underlying contracts, the deposit assets or liabilities are adjusted. Interest on such deposits is recorded as other revenues or other expenses, as appropriate. Periodically, the Company evaluates the adequacy of the expected payments or recoveries and adjusts the deposit asset or liability through other revenues or other expenses, as appropriate.

     Accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risks. The Company periodically reviews actual and anticipated experience compared to the aforementioned assumptions used to establish assets and liabilities relating to ceded and assumed reinsurance and evaluates the financial strength of counterparties to its reinsurance agreements using criteria similar to that evaluated in the security impairment process discussed previously.

     Cessions under reinsurance arrangements do not discharge the Company's obligations as the primary insurer.

  Employee Benefit Plans

     Eligible employees, sales representatives and retirees of the Company are provided pension, postretirement and postemployment benefits under plans sponsored and administered by MLIC. The Company's obligation and expense related to these benefits is limited to the amount of associated expense allocated from MLIC.

  Foreign Currency

     Assets, liabilities and operations of foreign affiliates and subsidiaries, if any, are recorded based on the functional currency of each entity. The determination of the functional currency is made based on the appropriate economic and management indicators. The local currencies of foreign operations are the functional currencies. Assets and liabilities of foreign affiliates and subsidiaries, if any, are translated from the functional currency to U.S. dollars at the exchange rates in effect at each year-end and income and expense accounts are translated at the average rates of exchange prevailing during the year. The resulting translation adjustments are charged or credited directly to other comprehensive income or loss, net of applicable taxes. Gains and losses from foreign currency transactions, including the effect of re-measurement of monetary assets and liabilities to the appropriate functional currency, are reported as part of net investment gains (losses) in the period in which they occur. The Company's net derivative gains (losses) on foreign operations are related to the operations of RGA, and are included in income (loss) from discontinued operations, net of income tax. See Note 14.

  Discontinued Operations

     The results of operations of a component of the Company that either has been disposed of or is classified as held-for-sale are reported in discontinued operations if the operations and cash flows of the component have been or will be eliminated from the ongoing operations of the Company as a result of the disposal transaction and the Company will not have any significant continuing involvement in the operations of the component after the disposal transaction.

  Litigation Contingencies

     The Company is a party to a number of legal actions and is involved in a number of regulatory investigations. Given the inherent unpredictability of these matters, it is difficult to estimate the impact on the Company's financial position. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. On a quarterly and annual basis, the Company reviews relevant information with respect to

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES liabilities for litigation, regulatory investigations and litigation-related contingencies to be reflected in the Company's consolidated financial statements. It is possible that an adverse outcome in certain of the Company's litigation and regulatory investigations, or the use of different assumptions in the determination of amounts recorded could have a material effect upon the Company's consolidated net income or cash flows.

  Separate Accounts

     Separate accounts are established in conformity with insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. Assets within the Company's separate accounts primarily include mutual funds, fixed maturity and equity securities, mortgage loans, derivatives, hedge funds, short-term investments and cash and cash equivalents. The Company reports separately, as assets and liabilities, investments held in separate accounts and liabilities of the separate accounts if: (i) such separate accounts are legally recognized; (ii) assets supporting the contract liabilities are legally insulated from the Company's general account liabilities; (iii) investments are directed by the contractholder; and (iv) all investment performance, net of contract fees and assessments, is passed through to the contractholder. The Company reports separate account assets meeting such criteria at their fair value which is based on the estimated fair values of the underlying assets comprising the portfolios of an individual separate account. Investment performance (including investment income, net investment gains (losses) and changes in unrealized gains (losses)) and the corresponding amounts credited to contractholders of such separate accounts are offset within the same line in the consolidated statements of operations.

     The Company's revenues reflect fees charged to the separate accounts, including mortality charges, risk charges, policy administration fees, investment management fees and surrender charges.

  ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS

  Financial Instruments

     Effective December 31, 2010, the Company adopted new guidance regarding disclosures about the credit quality of financing receivables and valuation allowances for credit losses, including credit quality indicators. Such disclosures must be disaggregated by portfolio segment or class based on how a company develops its valuation allowances for credit losses and how it manages its credit exposure. The Company has provided all material required disclosures in its consolidated financial statements. Certain additional disclosures will be required for reporting period ending March 31, 2011 and certain disclosures relating to troubled debt restructurings have been deferred indefinitely.

     Effective April 1, 2009, the Company adopted new OTTI guidance. This guidance amends the previously used methodology for determining whether an OTTI exists for fixed maturity securities, changes the presentation of OTTI for fixed maturity securities and requires additional disclosures for OTTI on fixed maturity and equity securities.

     The Company's net cumulative effect adjustment of adopting the OTTI guidance was an increase of $1 million to retained earnings with a corresponding decrease to accumulated other comprehensive income (loss) to reclassify the noncredit loss portion of previously recognized OTTI losses on fixed maturity securities held at April 1, 2009. This cumulative effect adjustment was comprised of an increase in the amortized cost basis of fixed maturity securities of $1 million, net of deferred income taxes of less than $1 million, resulting in the net cumulative effect adjustment of $1 million. The entire increase in the amortized cost basis of fixed maturity securities was in the ABS sector.

     As a result of the adoption of the OTTI guidance, the Company's pre-tax earnings for the year ended December 31, 2009 increased by $12 million, offset by an increase in other comprehensive loss representing OTTI relating to noncredit losses recognized during the year ended December 31, 2009.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Effective January 1, 2009, the Company adopted guidance on disclosures about derivative instruments and hedging. This guidance requires enhanced qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The Company has provided all of the material disclosures in its consolidated financial statements.

     The following pronouncements relating to financial instruments had no material impact on the Company's consolidated financial statements:

     - Effective January 1, 2010, the Company adopted new guidance related to financial instrument transfers and consolidation of VIEs. The financial instrument transfer guidance eliminates the concept of a qualified special purpose entity ("QSPE"), eliminates the guaranteed mortgage securitization exception, changes the criteria for achieving sale accounting when transferring a financial asset and changes the initial recognition of retained beneficial interests. The new consolidation guidance changes the definition of the primary beneficiary, as well as the method of determining whether an entity is a primary beneficiary of a VIE from a quantitative model to a qualitative model. Under the new qualitative model, the entity that has both the ability to direct the most significant activities of the VIE and the obligation to absorb losses or receive benefits that could be significant to the VIE is considered to be the primary beneficiary of the VIE. The guidance requires a quarterly reassessment, as well as enhanced disclosures, including the effects of a company's involvement with VIEs on its financial statements.

     - Also effective January 1, 2010, the Company adopted new guidance that indefinitely defers the above changes relating to the Company's interests in entities that have all the attributes of an investment company or for which it is industry practice to apply measurement principles for financial reporting that are consistent with those applied by an investment company. As a result of the deferral, the above guidance did not apply to certain real estate joint ventures and other limited partnership interests held by the Company.

     - Effective January 1, 2009, the Company adopted prospectively an update on accounting for transfers of financial assets and repurchase financing transactions. This update provides guidance for evaluating whether to account for a transfer of a financial asset and repurchase financing as a single transaction or as two separate transactions.

     - Effective December 31, 2008, the Company adopted guidance on the recognition of interest income and impairment on purchased beneficial interests and beneficial interests that continue to be held by a transferor in securitized financial assets. This new guidance more closely aligns the determination of whether an OTTI has occurred for a beneficial interest in a securitized financial asset with the original guidance for fixed maturity securities classified as available-for-sale or held-to-maturity.

     - Effective January 1, 2008, the Company adopted guidance relating to application of the shortcut method of accounting for derivative instruments and hedging activities. This guidance permits interest rate swaps to have a non-zero fair value at inception when applying the shortcut method of assessing hedge effectiveness as long as the difference between the transaction price (zero) and the fair value (exit price), as defined by current accounting guidance on fair value measurements, is solely attributable to a bid-ask spread. In addition, entities are not precluded from applying the shortcut method of assessing hedge effectiveness in a hedging relationship of interest rate risk involving an interest bearing asset or liability in situations where the hedged item is not recognized for accounting purposes until settlement date as long as the period between trade date and settlement date of the hedged item is consistent with generally established conventions in the marketplace.

     - Effective January 1, 2008, the Company adopted guidance that permits a reporting entity to offset fair value amounts recognized for the right to reclaim cash collateral (a receivable) or the obligation to return cash collateral (a payable) against fair value amounts recognized for derivative instruments executed with the same counterparty under the same master netting arrangement that have been offset. This guidance also

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES includes certain terminology modifications. Upon adoption of this guidance, the Company did not change its accounting policy of not offsetting fair value amounts recognized for derivative instruments under master netting arrangements.

  Business Combinations and Noncontrolling Interests

     Effective January 1, 2009, the Company adopted revised guidance on business combinations and accounting for noncontrolling interests in the consolidated financial statements. Under this guidance:

     - All business combinations (whether full, partial or "step" acquisitions) result in all assets and liabilities of an acquired business being recorded at fair value, with limited exceptions.

     - Acquisition costs are generally expensed as incurred; restructuring costs associated with a business combination are generally expensed as incurred subsequent to the acquisition date.

     - The fair value of the purchase price, including the issuance of equity securities, is determined on the acquisition date.

     - Assets acquired and liabilities assumed in a business combination that arise from contingencies are recognized at fair value if the acquisition date fair value can be reasonably determined. If the fair value is not estimable, an asset or liability is recorded if existence or incurrence at the acquisition date is probable and its amount is reasonably estimable.

     - Changes in deferred income tax asset valuation allowances and income tax uncertainties after the acquisition date generally affect income tax expense.

     - Noncontrolling interests (formerly known as "minority interests") are valued at fair value at the acquisition date and are presented as equity rather than liabilities.

     - Net income (loss) includes amounts attributable to noncontrolling interests.

     - When control is attained on previously noncontrolling interests, the previously held equity interests are remeasured at fair value and a gain or loss is recognized.

     - Purchases or sales of equity interests that do not result in a change in control are accounted for as equity transactions.

     - When control is lost in a partial disposition, realized gains or losses are recorded on equity ownership sold and the remaining ownership interest is remeasured and holding gains or losses are recognized.

     The adoption of this guidance on a prospective basis did not have an impact on the Company's consolidated financial statements. Financial statements and disclosures for periods prior to 2009 reflect the retrospective application of the accounting for noncontrolling interests as required under this guidance.

     Effective January 1, 2009, the Company adopted prospectively guidance on determination of the useful life of intangible assets. This guidance amends the factors that should be considered in developing renewal or extension assumptions used to determine the useful life of a recognized intangible asset. This change is intended to improve the consistency between the useful life of a recognized intangible asset and the period of expected future cash flows used to measure the fair value of the asset. The Company determines useful lives and provides all of the material disclosures prospectively on intangible assets acquired on or after January 1, 2009 in accordance with this guidance.

  Fair Value

     Effective January 1, 2010, the Company adopted new guidance that requires new disclosures about significant transfers into and/or out of Levels 1 and 2 of the fair value hierarchy and activity in Level 3. In addition, this guidance provides clarification of existing disclosure requirements about level of disaggregation and inputs and

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES valuation techniques. The adoption of this guidance did not have an impact on the Company's consolidated financial statements.

     Effective January 1, 2008, the Company adopted fair value measurements guidance which defines fair value, establishes a consistent framework for measuring fair value, establishes a fair value hierarchy based on the observability of inputs used to measure fair value, and requires enhanced disclosures about fair value measurements and applied this guidance prospectively to assets and liabilities measured at fair value. The adoption of this guidance changed the valuation of certain freestanding derivatives by moving from a mid to bid pricing convention as it relates to certain volatility inputs, as well as the addition of liquidity adjustments and adjustments for risks inherent in a particular input or valuation technique. At January 1, 2008, adopting the guidance on assets and liabilities measured at estimated fair value did not have a material impact on the Company's consolidated financial statements. There were no significant changes in estimated fair value of items measured at fair value and reflected in accumulated other comprehensive income
(loss). The Company provided all of the material disclosures in Note 5.

     The following new pronouncements relating to fair value had no material impact on the Company's consolidated financial statements:

     - Effective September 30, 2008, the Company adopted guidance relating to the fair value measurements of financial assets when the market for those assets is not active. It provides guidance on how a company's internal cash flow and discount rate assumptions should be considered in the measurement of fair value when relevant market data does not exist, how observable market information in an inactive market affects fair value measurement and how the use of market quotes should be considered when assessing the relevance of observable and unobservable data available to measure fair value.

     - Effective January 1, 2009, the Company implemented fair value measurements guidance for certain nonfinancial assets and liabilities that are recorded at fair value on a non-recurring basis. This guidance applies to such items as: (i) nonfinancial assets and nonfinancial liabilities initially measured at estimated fair value in a business combination; (ii) reporting units measured at estimated fair value in the first step of a goodwill impairment test; and (iii) indefinite-lived intangible assets measured at estimated fair value for impairment assessment.

     - Effective January 1, 2009, the Company adopted prospectively guidance on issuer's accounting for liabilities measured at fair value with a third-party credit enhancement. This guidance states that an issuer of a liability with a third-party credit enhancement should not include the effect of the credit enhancement in the fair value measurement of the liability. In addition, it requires disclosures about the existence of any third-party credit enhancement related to liabilities that are measured at fair value.

     - Effective April 1, 2009, the Company adopted guidance on: (i) estimating the fair value of an asset or liability if there was a significant decrease in the volume and level of trading activity for these assets or liabilities; and (ii) identifying transactions that are not orderly. The Company has provided all of the material disclosures in its consolidated financial statements.

     - Effective December 31, 2009, the Company adopted guidance on: (i) measuring the fair value of investments in certain entities that calculate NAV per share; (ii) how investments within its scope would be classified in the fair value hierarchy; and (iii) enhanced disclosure requirements, for both interim and annual periods, about the nature and risks of investments measured at fair value on a recurring or non-recurring basis.

     - Effective December 31, 2009, the Company adopted guidance on measuring liabilities at fair value. This guidance provides clarification for measuring fair value in circumstances in which a quoted price in an active market for the identical liability is not available. In such circumstances a company is required to measure fair value using either a valuation technique that uses: (i) the quoted price of the identical liability when traded as an asset; or (ii) quoted prices for similar liabilities or similar liabilities when traded as assets; or (iii) another

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES valuation technique that is consistent with the principles of fair value measurement such as an income approach (e.g., present value technique) or a market approach (e.g., "entry" value technique).

  Defined Benefit and Other Postretirement Plans

     Effective December 31, 2009, the Company adopted guidance to enhance the transparency surrounding the types of assets and associated risks in an employer's defined benefit pension or other postretirement benefit plans. This guidance requires an employer to disclose information about the valuation of plan assets similar to that required under other fair value disclosure guidance. The Company provided all of the material disclosures in its consolidated financial statements.

  Other Pronouncements

     Effective April 1, 2009, the Company adopted prospectively guidance which establishes general standards for accounting and disclosures of events that occur subsequent to the balance sheet date but before financial statements are issued or available to be issued. The Company has provided all of the material disclosures in its consolidated financial statements.

     The following pronouncement had no material impact on the Company's consolidated financial statements:

     - Effective January 1, 2008, the Company prospectively adopted guidance on the sale of real estate when the agreement includes a buy-sell clause. This guidance addresses whether the existence of a buy-sell arrangement would preclude partial sales treatment when real estate is sold to a jointly owned entity and concludes that the existence of a buy-sell clause does not necessarily preclude partial sale treatment under current guidance.

  FUTURE ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS

     In December 2010, the Financial Accounting Standards Board ("FASB") issued new guidance addressing when a business combination should be assumed to have occurred for the purpose of providing pro forma disclosure (Accounting Standards Update ("ASU") 2010-29, Business Combinations (Topic 805): Disclosure of Supplementary Pro Forma Information for Business Combinations). Under the new guidance, if an entity presents comparative financial statements, the entity should disclose revenue and earnings of the combined entity as though the business combination that occurred during the current year had occurred as of the beginning of the comparable prior annual reporting period. The guidance also expands the supplemental pro forma disclosures to include additional narratives. The guidance is effective for fiscal years beginning on or after December 15, 2010. The Company will apply the guidance prospectively on its accounting for future acquisitions and does not expect the adoption of this guidance to have a material impact on the Company's consolidated financial statements.

     In December 2010, the FASB issued new guidance regarding goodwill impairment testing (ASU 2010-28, Intangibles -- Goodwill and Other (Topic 350):
When to Perform Step 2 of the Goodwill Impairment Test for Reporting Units with Zero or Negative Carrying Amounts). This guidance modifies Step 1 of the goodwill impairment test for reporting units with zero or negative carrying amounts. For those reporting units, an entity would be required to perform Step 2 of the test if qualitative factors indicate that it is more likely than not that goodwill impairment exists. The guidance is effective for the first quarter of 2011. The Company does not expect the adoption of this new guidance to have a material impact on its consolidated financial statements.

     In October 2010, the FASB issued new guidance regarding accounting for deferred acquisition costs (ASU 2010-26, Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts) effective for the first quarter of 2012. This guidance clarifies the costs that should be deferred by insurance entities when issuing and renewing insurance contracts. The guidance also specifies that only costs related directly to successful acquisition of new or renewal contracts can be capitalized. All other acquisition-related costs should be expensed as incurred. The Company is currently evaluating the impact of this guidance on its consolidated financial statements.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     In April 2010, the FASB issued new guidance regarding accounting for investment funds determined to be VIEs (ASU 2010-15, How Investments Held through Separate Accounts Affect an Insurer's Consolidation Analysis of Those Investments). Under this guidance, an insurance entity would not be required to consolidate a voting-interest investment fund when it holds the majority of the voting interests of the fund through its separate accounts. In addition, an insurance entity would not consider the interests held through separate accounts for the benefit of policyholders in the insurer's evaluation of its economics in a VIE, unless the separate account contractholder is a related party. The guidance is effective for the first quarter of 2011. The Company does not expect the adoption of this new guidance to have a material impact on its consolidated financial statements.

2.  DISPOSITION

  DISPOSITION OF REINSURANCE GROUP OF AMERICA, INCORPORATED

     In September 2008, MetLife completed a tax-free split-off of RGA. In connection with this transaction, General American dividended to MLIC and MLIC dividended to MetLife substantially all of its interests in RGA at a value of $1,318 million. The net book value of RGA at the time of the dividend was $1,716 million. The loss recognized in connection with the dividend was $398 million. General American retained 3,000,000 shares of RGA Class A common stock. These shares are marketable equity securities which do not constitute significant continuing involvement in the operations of RGA; accordingly, they were classified within equity securities in the consolidated financial statements of the Company at a cost basis of $157 million which is equivalent to the net book value of the shares. The equity securities have been recorded at fair value at each subsequent reporting date. General American agreed to dispose of the remaining shares of RGA within the next five years. In connection with General American's agreement to dispose of the remaining shares, General American also recognized, in its provision for income tax on continuing operations, a deferred tax liability of $16 million which represents the difference between the book and taxable basis of the remaining investment in RGA. On February 15, 2011, the Company sold to RGA such remaining shares (see Note 16).

     The impact of the disposition of the Company's investment in RGA was reflected in the Company's consolidated financial statements as discontinued operations. See Note 14.

3.  INVESTMENTS

  FIXED MATURITY AND EQUITY SECURITIES AVAILABLE-FOR-SALE

     The following tables present the cost or amortized cost, gross unrealized gain and loss, estimated fair value of the Company's fixed maturity and equity securities and the percentage that each sector represents by the respective

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES total holdings for the periods shown. The unrealized loss amounts presented below include the noncredit loss component of OTTI loss:

                                                           DECEMBER 31, 2010
                                        -------------------------------------------------------
                                                        GROSS UNREALIZED
                                         COST OR    -----------------------   ESTIMATED
                                        AMORTIZED          TEMPORARY   OTTI      FAIR      % OF
                                           COST     GAIN      LOSS     LOSS     VALUE     TOTAL
                                        ---------   ----   ---------   ----   ---------   -----
                                                             (IN MILLIONS)
FIXED MATURITY SECURITIES:
U.S. corporate securities.............    $2,196    $176      $ 39      $--     $2,333     35.6%
Foreign corporate securities..........       925     180        19       --      1,086     16.6
Foreign government securities.........       723     311        --       --      1,034     15.8
RMBS..................................       673      38        16       13        682     10.4
CMBS..................................       621      29        14       --        636      9.7
U.S. Treasury and agency securities...       500      19         8       --        511      7.8
ABS...................................       215       7        19        2        201      3.1
State and political subdivision
  securities..........................        60       3        --       --         63      1.0
                                          ------    ----      ----     ----     ------    -----
  Total fixed maturity securities (1),
     (2)..............................    $5,913    $763      $115     $ 15     $6,546    100.0%
                                          ======    ====      ====     ====     ======    =====
EQUITY SECURITIES:
Common stock..........................    $  154    $ 19      $ --      $--     $  173     97.2%
Non-redeemable preferred stock (1)....         5      --        --       --          5      2.8
                                          ------    ----      ----     ----     ------    -----
  Total equity securities (3).........    $  159    $ 19      $ --      $--     $  178    100.0%
                                          ======    ====      ====     ====     ======    =====




                                                           DECEMBER 31, 2009
                                        -------------------------------------------------------
                                                        GROSS UNREALIZED
                                         COST OR    -----------------------   ESTIMATED
                                        AMORTIZED          TEMPORARY   OTTI      FAIR      % OF
                                           COST     GAIN      LOSS     LOSS     VALUE     TOTAL
                                        ---------   ----   ---------   ----   ---------   -----
                                                             (IN MILLIONS)
FIXED MATURITY SECURITIES:
U.S. corporate securities.............    $2,209    $117      $ 72      $--     $2,254     35.3%
Foreign corporate securities..........       865     128        31       --        962     15.0
Foreign government securities.........       609     211         2       --        818     12.8
RMBS..................................       783      29        57       11        744     11.6
CMBS..................................       821       9        63       --        767     12.0
U.S. Treasury and agency securities...       466       8        16       --        458      7.2
ABS...................................       359       6        28        4        333      5.2
State and political subdivision
  securities..........................        56       2        --       --         58      0.9
                                          ------    ----      ----     ----     ------    -----
  Total fixed maturity securities (1),
     (2)..............................    $6,168    $510      $269     $ 15     $6,394    100.0%
                                          ======    ====      ====     ====     ======    =====
EQUITY SECURITIES:
Common stock..........................    $  144    $ --      $ --      $--     $  144     96.0%
Non-redeemable preferred stock (1)....         5       1        --       --          6      4.0
                                          ------    ----      ----     ----     ------    -----
  Total equity securities (3).........    $  149    $  1      $ --      $--     $  150    100.0%
                                          ======    ====      ====     ====     ======    =====


            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

--------

   (1) Upon acquisition, the Company classifies perpetual securities that have attributes of both debt and equity as fixed maturity securities if the security has an interest rate step-up feature which, when combined with other qualitative factors, indicates that the security has more debt-like characteristics. The Company classifies perpetual securities with an interest rate step-up feature which, when combined with other qualitative factors, indicates that the security has more equity-like characteristics, as equity securities within non-redeemable preferred stock. Many of such securities have been issued by non-U.S. financial institutions that are accorded Tier 1 and Upper Tier 2 capital treatment by their respective regulatory bodies and are commonly referred to as "perpetual hybrid securities." The following table presents the perpetual hybrid securities held by the Company at:

                                                                                            DECEMBER 31,
                                                                                       ----------------------
                                   CLASSIFICATION                                         2010        2009
------------------------------------------------------------------------------------   ---------   ----------
CONSOLIDATED BALANCE                                                                   ESTIMATED    ESTIMATED
SHEETS                              SECTOR TABLE                PRIMARY ISSUERS        FAIRVALUE   FAIR VALUE
--------------------         --------------------------   --------------------------   ---------   ----------
                                                                                            (IN MILLIONS)
Equity securities            Non-redeemable preferred     Non-U.S. financial
                             stock                        institutions                     $ 2         $ 2
Equity securities            Non-redeemable preferred     U.S. financial
                             stock                        institutions                    $ --         $ 1
Fixed maturity securities    Foreign corporate            Non-U.S. financial
                             securities                   institutions                     $35         $38


   (2) The Company's holdings in redeemable preferred stock with stated maturity dates, commonly referred to as "capital securities", were primarily issued by U.S. financial institutions and have cumulative interest deferral features. The Company held $65 million and $55 million at estimated fair value of such securities at December 31, 2010 and 2009, respectively, which are included in the U.S. and foreign corporate securities sectors within fixed maturity securities.

   (3) Equity securities primarily consist of investments in common and preferred stocks, including certain perpetual hybrid securities. Privately-held equity securities were $14 million and $3 million at estimated fair value at December 31, 2010 and 2009, respectively.

     The Company held foreign currency derivatives with notional amounts of $860 million and $740 million to hedge the exchange rate risk associated with foreign denominated fixed maturity securities at December 31, 2010 and 2009, respectively.

     The below investment grade and non-income producing amounts presented below are based on rating agency designations and equivalent designations of the National Association of Insurance Commissioners ("NAIC"), with the exception of certain structured securities described below. Non-agency RMBS, including RMBS backed by sub-prime mortgage loans reported within ABS, CMBS and all other ABS are presented based on final ratings from the revised NAIC rating methodologies which became effective December 31, 2009 for non-agency RMBS, including RMBS backed by sub-prime mortgage loans reported within ABS, and December 31, 2010 for CMBS and the remaining ABS (which may not correspond to rating agency designations). All NAIC designation (e.g., NAIC 1 -- 6) amounts and percentages presented herein are based on the revised NAIC methodologies. All rating agency designation (e.g., Aaa/AAA) amounts and percentages presented herein are based on rating agency designations without adjustment for the revised NAIC methodologies described above. Rating agency designations are based on availability of applicable ratings from rating agencies on the NAIC acceptable rating organization list, including Moody's Investors Service ("Moody's"), S&P and Fitch Ratings ("Fitch").

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The following table presents selected information about certain fixed maturity securities held by the Company at:

                                                                      DECEMBER
                                                                        31,
                                                                    -----------
                                                                    2010   2009
                                                                    ----   ----
                                                                        (IN
                                                                     MILLIONS)
Below investment grade or non-rated fixed maturity securities:
  Estimated fair value............................................  $463   $348
  Net unrealized gain (loss)......................................  $ (9)  $(41)
Non-income producing fixed maturity securities:
  Estimated fair value............................................  $  3   $  3
  Net unrealized gain (loss)......................................  $  1   $  1


     Concentrations of Credit Risk (Fixed Maturity Securities) -- Summary. The following section contains a summary of the concentrations of credit risk related to fixed maturity securities holdings.

     The Company was not exposed to any concentrations of credit risk of any single issuer greater than 10% of the Company's stockholder's equity, other than securities of the U.S. government, certain U.S. government agencies and certain securities of the Canadian federal and provincial governments. The Company's holdings in U.S. Treasury and agency fixed maturity securities at estimated fair value were $511 million and $458 million at December 31, 2010 and 2009, respectively. The Company's holdings in Canadian federal and provincial government fixed maturity securities at estimated fair value were $956 million and $540 million at December 31, 2010 and 2009, respectively.

     Concentrations of Credit Risk (Fixed Maturity Securities) -- U.S. and Foreign Corporate Securities. The Company maintains a diversified portfolio of corporate fixed maturity securities across industries and issuers. This portfolio does not have an exposure to any single issuer in excess of 1% of total investments. The tables below present for all corporate fixed maturity securities holdings, corporate securities by sector, U.S. corporate securities by major industry types, the largest exposure to a single issuer and the combined holdings in the ten issuers to which it had the largest exposure at:

                                                                  DECEMBER 31,
                                                     -------------------------------------
                                                            2010                2009
                                                     -----------------   -----------------
                                                     ESTIMATED           ESTIMATED
                                                        FAIR      % OF      FAIR      % OF
                                                       VALUE     TOTAL     VALUE     TOTAL
                                                     ---------   -----   ---------   -----
                                                                   (IN MILLIONS)
Corporate fixed maturity securities -- by sector:
  Foreign corporate fixed maturity securities(1)...    $1,086     31.8%    $  962     29.9%
U.S. corporate fixed maturity securities -- by
  industry:
  Industrial.......................................       599     17.5        574     17.8
  Utility..........................................       575     16.8        528     16.4
  Consumer.........................................       495     14.5        433     13.5
  Finance..........................................       409     11.9        402     12.5
  Communications...................................       177      5.2        151      4.7
  Other............................................        78      2.3        166      5.2
                                                       ------    -----     ------    -----
     Total.........................................    $3,419    100.0%    $3,216    100.0%
                                                       ======    =====     ======    =====



--------

   (1) Includes U.S. dollar-denominated debt obligations of foreign obligors and other foreign fixed maturity securities.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                                                                    DECEMBER 31,
                                                   ----------------------------------------------
                                                            2010                    2009
                                                   ----------------------  ----------------------
                                                   ESTIMATED      % OF     ESTIMATED      % OF
                                                      FAIR       TOTAL        FAIR       TOTAL
                                                     VALUE    INVESTMENTS    VALUE    INVESTMENTS
                                                   ---------  -----------  ---------  -----------
                                                                   (IN MILLIONS)
Concentrations within corporate fixed maturity
  securities:
  Largest exposure to a single issuer............     $ 65        0.7%        $ 68        0.7%
  Holdings in ten issuers with the largest
     exposures...................................     $442        4.6%        $452        5.0%


     Concentrations of Credit Risk (Fixed Maturity Securities) -- RMBS. The table below presents the Company's RMBS holdings and portion rated Aaa/AAA and portion rated NAIC 1 at:

                                                                  DECEMBER 31,
                                                     -------------------------------------
                                                            2010                2009
                                                     -----------------   -----------------
                                                     ESTIMATED           ESTIMATED
                                                        FAIR      % OF      FAIR      % OF
                                                       VALUE     TOTAL     VALUE     TOTAL
                                                     ---------   -----   ---------   -----
                                                                   (IN MILLIONS)
By security type:
  Collateralized mortgage obligations..............     $610      89.4%     $666      89.5%
  Pass-through securities..........................       72      10.6        78      10.5
                                                        ----     -----      ----     -----
     Total RMBS....................................     $682     100.0%     $744     100.0%
                                                        ====     =====      ====     =====
By risk profile:
  Agency...........................................     $463      67.9%     $503      67.6%
  Alternative residential mortgage loans...........      118      17.3       129      17.3
  Prime............................................      101      14.8       112      15.1
                                                        ----     -----      ----     -----
     Total RMBS....................................     $682     100.0%     $744     100.0%
                                                        ====     =====      ====     =====
Portion rated Aaa/AAA..............................     $488      71.6%     $528      71.0%
                                                        ====     =====      ====     =====
Portion rated NAIC 1...............................     $537      78.7%     $636      85.5%
                                                        ====     =====      ====     =====



     Collateralized mortgage obligations are a type of mortgage-backed security structured by dividing the cash flows of mortgages into separate pools or tranches of risk that create multiple classes of bonds with varying maturities and priority of payments. Pass-through mortgage-backed securities are a type of asset-backed security that is secured by a mortgage or collection of mortgages. The monthly mortgage payments from homeowners pass from the originating bank through an intermediary, such as a government agency or investment bank, which collects the payments, and for a fee, remits or passes these payments through to the holders of the pass-through securities.

     Prime residential mortgage lending includes the origination of residential mortgage loans to the most creditworthy borrowers with high quality credit profiles. Alternative residential mortgage loans ("Alt-A") are a classification of mortgage loans where the risk profile of the borrower falls between prime and sub-prime. Sub-prime mortgage lending is the origination of residential mortgage loans to borrowers with weak credit profiles.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The following tables present the Company's investment in Alt-A RMBS by vintage year (vintage year refers to the year of origination and not to the year of purchase) and certain other selected data:

                                                                  DECEMBER 31,
                                                     -------------------------------------
                                                            2010                2009
                                                     -----------------   -----------------
                                                     ESTIMATED           ESTIMATED
                                                        FAIR      % OF      FAIR      % OF
                                                       VALUE     TOTAL     VALUE     TOTAL
                                                     ---------   -----   ---------   -----
                                                                   (IN MILLIONS)
VINTAGE YEAR:
2005 & Prior.......................................     $ 25      21.2%     $ 32      24.8%
2006...............................................       51      43.2        54      41.9
2007...............................................       42      35.6        43      33.3
2008 to 2010.......................................       --        --        --        --
                                                        ----     -----      ----     -----
  Total............................................     $118     100.0%     $129     100.0%
                                                        ====     =====      ====     =====




                                                                 DECEMBER 31,
                                                       -------------------------------
                                                            2010             2009
                                                       --------------   --------------
                                                                 % OF             % OF
                                                       AMOUNT   TOTAL   AMOUNT   TOTAL
                                                       ------   -----   ------   -----
                                                                 (IN MILLIONS)
Net unrealized gain (loss)...........................   $(16)            $(38)
Rated Aa/AA or better................................              --%            40.1%
Rated NAIC 1.........................................             8.1%            40.1%
Distribution of holdings -- at estimated fair
  value -- by collateral type:
  Fixed rate mortgage loans collateral...............            95.6%            96.3%
  Hybrid adjustable rate mortgage loans collateral...             4.4              3.7
                                                                -----            -----
     Total Alt-A RMBS................................           100.0%           100.0%
                                                                =====            =====



     Concentrations of Credit Risk (Fixed Maturity Securities) -- CMBS. The Company's holdings in CMBS were $636 million and $767 million at estimated fair value at December 31, 2010 and 2009, respectively. The Company had no exposure to CMBS index securities at December 31, 2010 or 2009. The Company held commercial real estate collateralized debt obligations securities of $15 million and $13 million at estimated fair value at December 31, 2010 and 2009, respectively.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The following tables present the Company's holdings of CMBS by vintage year and certain other selected data at:

                                                                  DECEMBER 31,
                                                     -------------------------------------
                                                            2010                2009
                                                     -----------------   -----------------
                                                     ESTIMATED           ESTIMATED
                                                        FAIR      % OF      FAIR      % OF
                                                       VALUE     TOTAL     VALUE     TOTAL
                                                     ---------   -----   ---------   -----
                                                                   (IN MILLIONS)
VINTAGE YEAR:
2003 & Prior.......................................     $303      47.6%     $340      44.3%
2004...............................................      213      33.5       249      32.5
2005...............................................       67      10.5       135      17.6
2006...............................................       53       8.4        43       5.6
2007 to 2010.......................................       --        --        --        --
                                                        ----     -----      ----     -----
  Total............................................     $636     100.0%     $767     100.0%
                                                        ====     =====      ====     =====




                                                                  DECEMBER 31,
                                                        -------------------------------
                                                             2010             2009
                                                        --------------   --------------
                                                                  % OF             % OF
                                                        AMOUNT   TOTAL   AMOUNT   TOTAL
                                                        ------   -----   ------   -----
                                                                  (IN MILLIONS)
Net unrealized gain (loss)............................    $15             $(54)
Rated Aaa/AAA.........................................             84%              80%
Rated NAIC 1..........................................             90%              94%


     The portion rated Aaa/AAA at December 31, 2010 reflects rating agency designations assigned by nationally recognized rating agencies including Moody's, S&P, Fitch and Realpoint, LLC. The portion rated Aaa/AAA at December 31, 2009 reflects rating agency designations assigned by nationally recognized rating agencies including Moody's, S&P and Fitch.

     Concentrations of Credit Risk (Fixed Maturity Securities) -- ABS. The Company's holdings in ABS were $201 million and $333 million at estimated fair value at December 31, 2010 and 2009, respectively. The Company's ABS are diversified both by collateral type and by issuer.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The following table presents the collateral type and certain other information about ABS held by the Company at:

                                                                  DECEMBER 31,
                                                     -------------------------------------
                                                            2010                2009
                                                     -----------------   -----------------
                                                     ESTIMATED           ESTIMATED
                                                        FAIR      % OF      FAIR      % OF
                                                       VALUE     TOTAL     VALUE     TOTAL
                                                     ---------   -----   ---------   -----
                                                                   (IN MILLIONS)
By collateral type:
  Credit card loans................................     $123      61.2%     $206      61.9%
  RMBS backed by sub-prime mortgage loans..........       29      14.4        25       7.5
  Student loans....................................       13       6.5        21       6.3
  Automobile loans.................................        6       3.0        10       3.0
  Other loans......................................       30      14.9        71      21.3
                                                        ----     -----      ----     -----
     Total.........................................     $201     100.0%     $333     100.0%
                                                        ====     =====      ====     =====
Portion rated Aaa/AAA..............................     $126      62.7%     $197      59.2%
                                                        ====     =====      ====     =====
Portion rated NAIC 1...............................     $171      85.1%     $272      81.7%
                                                        ====     =====      ====     =====



     Concentrations of Credit Risk (Equity Securities). The Company was not exposed to any concentrations of credit risk in its equity securities holdings of any single issuer greater than 10% of the Company's stockholder's equity or 1% of total investments, except for the RGA shares retained. The Company's holdings in RGA at estimated fair value were $161 million and $143 million at December 31, 2010 and 2009, respectively. The Company's holdings in RGA were 11% of the Company's stockholder's equity at both December 31, 2010 and 2009, or 1.7% and 1.5% of total investments at December 31, 2010 and 2009, respectively. See Note 16 for information regarding the sale of the RGA shares in February 2011.

     Maturities of Fixed Maturity Securities. The amortized cost and estimated fair value of fixed maturity securities, by contractual maturity date (excluding scheduled sinking funds), were as follows at:

                                                                  DECEMBER 31,
                                                 ---------------------------------------------
                                                          2010                    2009
                                                 ---------------------   ---------------------
                                                             ESTIMATED               ESTIMATED
                                                 AMORTIZED      FAIR     AMORTIZED      FAIR
                                                    COST       VALUE        COST       VALUE
                                                 ---------   ---------   ---------   ---------
                                                                 (IN MILLIONS)
Due in one year or less........................    $  115      $  126      $  121      $  124
Due after one year through five years..........       751         832         640         709
Due after five years through ten years.........     1,184       1,351       1,009       1,102
Due after ten years............................     2,354       2,718       2,435       2,615
                                                   ------      ------      ------      ------
  Subtotal.....................................     4,404       5,027       4,205       4,550
RMBS, CMBS and ABS.............................     1,509       1,519       1,963       1,844
                                                   ------      ------      ------      ------
  Total fixed maturity securities..............    $5,913      $6,546      $6,168      $6,394
                                                   ======      ======      ======      ======



     Actual maturities may differ from contractual maturities due to the exercise of call or prepayment options. Fixed maturity securities not due at a single maturity date have been included in the above table in the year of final contractual maturity. RMBS, CMBS and ABS are shown separately in the table, as they are not due at a single maturity.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

  EVALUATING AVAILABLE-FOR-SALE SECURITIES FOR OTHER-THAN-TEMPORARY IMPAIRMENT

     As described more fully in Note 1, the Company performs a regular evaluation, on a security-by-security basis, of its available-for-sale securities holdings, including fixed maturity securities, equity securities and perpetual hybrid securities, in accordance with its impairment policy in order to evaluate whether such investments are other-than-temporarily impaired. As described more fully in Note 1, effective April 1, 2009, the Company adopted OTTI guidance that amends the methodology for determining for fixed maturity securities whether an OTTI exists, and for certain fixed maturity securities, changes how the amount of the OTTI loss that is charged to earnings is determined. There was no change in the OTTI methodology for equity securities.

  NET UNREALIZED INVESTMENT GAINS (LOSSES)

     The components of net unrealized investment gains (losses), included in accumulated other comprehensive income (loss), were as follows:

                                                            YEARS ENDED DECEMBER 31,
                                                            ------------------------
                                                             2010     2009      2008
                                                            -----     ----     -----
                                                                  (IN MILLIONS)
Fixed maturity securities.................................  $ 648     $241     $(442)
Fixed maturity securities with noncredit OTTI losses in
  accumulated other comprehensive income (loss)...........    (15)     (15)       --
                                                            -----     ----     -----
  Total fixed maturity securities.........................    633      226      (442)
Equity securities.........................................     19        1       (31)
Derivatives...............................................     (1)      (2)       (3)
Short-term investments....................................     --      (10)      (45)
                                                            -----     ----     -----
  Subtotal................................................    651      215      (521)
                                                            -----     ----     -----
Amounts allocated from:
Insurance liability loss recognition......................     (3)      --        --
DAC and VOBA..............................................     (7)      (3)       60
                                                            -----     ----     -----
  Subtotal................................................    (10)      (3)       60
Deferred income tax benefit (expense) related to noncredit
  OTTI losses recognized in accumulated other
  comprehensive income (loss).............................      5        5        --
Deferred income tax benefit (expense).....................   (228)     (78)      162
                                                            -----     ----     -----
Net unrealized investment gains (losses)..................  $ 418     $139     $(299)
                                                            =====     ====     =====



     Fixed maturity securities with noncredit OTTI losses in accumulated other comprehensive income (loss), as presented above, of ($15) million at December 31, 2010, includes ($15) million recognized prior to January 1, 2010, ($10) million of noncredit OTTI losses recognized in the year ended December 31, 2010, $2 million related to securities sold during the year ended December 31, 2010 for which a noncredit OTTI loss was previously recognized in accumulated other comprehensive income (loss) and $8 million of subsequent increases in estimated fair value during the year ended December 31, 2010 on such securities for which a noncredit OTTI loss was previously recognized in accumulated other comprehensive income (loss).

     Fixed maturity securities with noncredit OTTI losses in accumulated other comprehensive income (loss), as presented above of ($15) million at December 31, 2009, includes ($1) million related to the transition adjustment recorded in 2009 upon the adoption of guidance on the recognition and presentation of OTTI, ($12) million noncredit OTTI losses recognized in the year ended December 31, 2009 (as more fully described in Note 1) and ($2) million of subsequent decreases in estimated fair value during the year ended December 31, 2009 on such

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES securities for which a noncredit OTTI loss was previously recognized in accumulated other comprehensive income (loss).

     The changes in net unrealized investment gains (losses) were as follows:

                                                             YEARS ENDED DECEMBER 31,
                                                         -------------------------------
                                                           2010        2009        2008
                                                         -------     -------     -------
                                                                  (IN MILLIONS)
Balance, beginning of period...........................    $ 139       $(299)    $   348
Cumulative effect of change in accounting principles,
  net of income tax....................................       --          (1)         --
Fixed maturity securities on which noncredit OTTI
  losses have been recognized..........................       --         (14)         --
Unrealized investment gains (losses) during the year...      436         751      (1,471)
Unrealized investment losses of subsidiary at the date
  of dividend of interests.............................       --          --         106
Unrealized investment gains (losses) relating to:
Insurance liability loss recognition...................       (3)         --          --
DAC and VOBA...........................................       (4)        (63)        175
DAC and VOBA of subsidiary at date of dividend of
  interests............................................       --          --         (18)
Deferred income tax benefit (expense) related to
  noncredit OTTI losses recognized in accumulated other
  comprehensive income (loss)..........................       --           5          --
Deferred income tax benefit (expense)..................     (150)       (240)        457
Deferred income tax benefit (expense) of subsidiary at
  date of dividend of interests........................       --          --         (46)
                                                           -----       -----     -------
Net unrealized investment gains (losses)...............      418         139        (449)
Net unrealized investment gains (losses) attributable
  to noncontrolling interests of subsidiary at date of
  dividend of interests................................       --          --         150
                                                           -----       -----     -------
Balance, end of period.................................    $ 418       $ 139     $  (299)
                                                           =====       =====     =======
Change in net unrealized investment gains (losses).....    $ 279       $ 438     $  (797)
Change in net unrealized investment gains (losses)
  attributable to noncontrolling interests of
  subsidiary at date of dividend of interests..........       --          --         150
                                                           -----       -----     -------
Change in net unrealized investment gains (losses)
  attributable to General American Life Insurance
  Company..............................................    $ 279       $ 438     $  (647)
                                                           =====       =====     =======



  CONTINUOUS GROSS UNREALIZED LOSS AND OTTI LOSS FOR FIXED MATURITY AND EQUITY SECURITIES AVAILABLE-FOR-SALE BY SECTOR

     The following tables present the estimated fair value and gross unrealized loss of the Company's fixed maturity securities in an unrealized loss position, aggregated by sector and by length of time that the securities have been in a continuous unrealized loss position. The unrealized loss amounts presented below include the noncredit component of OTTI loss. Fixed maturity securities on which a noncredit OTTI loss has been recognized in accumulated other comprehensive income (loss) are categorized by length of time as being "less than 12 months" or "equal to or greater than 12 months" in a continuous unrealized loss position based on the point in time that the estimated fair

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES value initially declined to below the amortized cost basis and not the period of time since the unrealized loss was deemed a noncredit OTTI loss.

                                                                 DECEMBER 31, 2010
                                     ------------------------------------------------------------------------
                                                                EQUAL TO OR GREATER
                                       LESS THAN 12 MONTHS        THAN 12 MONTHS                TOTAL
                                     ----------------------   ----------------------   ----------------------
                                     ESTIMATED      GROSS     ESTIMATED      GROSS     ESTIMATED      GROSS
                                        FAIR     UNREALIZED      FAIR     UNREALIZED      FAIR     UNREALIZED
                                       VALUE        LOSS        VALUE        LOSS        VALUE        LOSS
                                     ---------   ----------   ---------   ----------   ---------   ----------
                                                    (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
FIXED MATURITY SECURITIES:
U.S. corporate securities..........     $235         $ 8         $188        $ 31        $  423       $ 39
Foreign corporate securities.......       36           2           69          17           105         19
Foreign government securities......        5          --            3          --             8         --
RMBS...............................       42          --          171          29           213         29
CMBS...............................        6          --          103          14           109         14
U.S. Treasury and agency
  securities.......................      147           8           --          --           147          8
ABS................................        4          --           99          21           103         21
State and political subdivision
  securities.......................       10          --            1          --            11         --
                                        ----         ---         ----        ----        ------       ----
  Total fixed maturity securities..     $485         $18         $634        $112        $1,119       $130
                                        ====         ===         ====        ====        ======       ====
Total number of fixed maturity
  securities in an unrealized loss
  position.........................       78                      131
                                        ====                     ====




                                                                 DECEMBER 31, 2009
                                     ------------------------------------------------------------------------
                                                                EQUAL TO OR GREATER
                                       LESS THAN 12 MONTHS        THAN 12 MONTHS                TOTAL
                                     ----------------------   ----------------------   ----------------------
                                     ESTIMATED      GROSS     ESTIMATED      GROSS     ESTIMATED      GROSS
                                        FAIR     UNREALIZED      FAIR     UNREALIZED      FAIR     UNREALIZED
                                       VALUE        LOSS        VALUE        LOSS        VALUE        LOSS
                                     ---------   ----------   ---------   ----------   ---------   ----------
                                                    (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
FIXED MATURITY SECURITIES:
U.S. corporate securities..........     $308         $16        $  400       $ 56        $  708       $ 72
Foreign corporate securities.......       85           1           128         30           213         31
Foreign government securities......       59           1            19          1            78          2
RMBS...............................       31           4           215         64           246         68
CMBS...............................       92           1           277         62           369         63
U.S. Treasury and agency
  securities.......................      305          16            --         --           305         16
ABS................................        3          --           215         32           218         32
State and political subdivision
  securities.......................        9          --             1         --            10         --
                                        ----         ---        ------       ----        ------       ----
  Total fixed maturity securities..     $892         $39        $1,255       $245        $2,147       $284
                                        ====         ===        ======       ====        ======       ====
Total number of fixed maturity
  securities in an unrealized loss
  position.........................      164                       267
                                        ====                    ======



     There was one equity security with a gross unrealized loss of less than $1 million at both December 31, 2010 and 2009.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

  AGING OF GROSS UNREALIZED LOSS AND OTTI LOSS FOR FIXED MATURITY AND EQUITY SECURITIES AVAILABLE-FOR-SALE

     The following tables present the amortized cost, gross unrealized loss, including the portion of OTTI loss on fixed maturity securities recognized in accumulated other comprehensive income (loss), gross unrealized loss as a percentage of amortized cost and number of securities for fixed maturity securities where the estimated fair value had declined and remained below cost or amortized cost by less than 20%, or 20% or more at:

                                                                 DECEMBER 31, 2010
                                           ------------------------------------------------------------
                                                AMORTIZED        GROSS UNREALIZED         NUMBER OF
                                                  COST                 LOSS              SECURITIES
                                           ------------------   ------------------   ------------------
                                           LESS THAN   20% OR   LESS THAN   20% OR   LESS THAN   20% OR
                                              20%       MORE       20%       MORE       20%       MORE
                                           ---------   ------   ---------   ------   ---------   ------
                                                            (IN MILLIONS, EXCEPT NUMBER OF
                                                                     SECURITIES)
FIXED MATURITY SECURITIES:
Less than six months.....................    $  487     $ 47       $17        $11        76         4
Six months or greater but less than nine
  months.................................        15       21         1          5         2         4
Nine months or greater but less than
  twelve months..........................        --        3        --          1        --         2
Twelve months or greater.................       516      160        44         51        92        31
                                             ------     ----       ---        ---
  Total..................................    $1,018     $231       $62        $68
                                             ======     ====       ===        ===
Percentage of amortized cost.............                            6%        29%
                                                                   ===        ===




                                                                 DECEMBER 31, 2009
                                           ------------------------------------------------------------
                                                AMORTIZED        GROSS UNREALIZED         NUMBER OF
                                                  COST                 LOSS              SECURITIES
                                           ------------------   ------------------   ------------------
                                           LESS THAN   20% OR   LESS THAN   20% OR   LESS THAN   20% OR
                                              20%       MORE       20%       MORE       20%       MORE
                                           ---------   ------   ---------   ------   ---------   ------
                                                    (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
FIXED MATURITY SECURITIES:
Less than six months.....................    $  801     $ 46       $ 25      $ 14       151        12
Six months or greater but less than nine
  months.................................        25       --          4        --         2         1
Nine months or greater but less than
  twelve months..........................        79       70          4        21         6         6
Twelve months or greater.................     1,010      400         79       137       180        74
                                             ------     ----       ----      ----
  Total..................................    $1,915     $516       $112      $172
                                             ======     ====       ====      ====
Percentage of amortized cost.............                             6%       33%
                                                                   ====      ====



     There was one equity security with a gross unrealized loss of less than $1 million at both December 31, 2010 and 2009.

  CONCENTRATION OF GROSS UNREALIZED LOSS AND OTTI LOSS FOR FIXED MATURITY AND EQUITY SECURITIES AVAILABLE-FOR-SALE

     The Company's gross unrealized losses related to its fixed maturity and equity securities, including the portion of OTTI loss on fixed maturity securities recognized in accumulated other comprehensive income (loss) of

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

$130 million and $284 million at December 31, 2010 and 2009, respectively, were concentrated, calculated as a percentage of gross unrealized loss and OTTI loss, by sector and industry as follows:

                                                                     DECEMBER 31,
                                                                     ------------
                                                                     2010    2009
                                                                     ----    ----
SECTOR:
  U.S. corporate securities........................................    30%     25%
  RMBS.............................................................    23      24
  ABS..............................................................    16      11
  Foreign corporate securities.....................................    14      11
  CMBS.............................................................    11      22
  U.S. Treasury and agency securities..............................     6       6
  Other............................................................    --       1
                                                                      ---     ---
       Total.......................................................   100%    100%
                                                                      ===     ===
INDUSTRY:
  Mortgage-backed..................................................    34%     46%
  Finance..........................................................    24      21
  Asset-backed.....................................................    16      11
  U.S. Treasury and agency securities..............................     6       6
  Utility..........................................................     5       4
  Consumer.........................................................     1       1
  Industrial.......................................................    --       1
  Communications...................................................    --       1
  Other............................................................    14       9
                                                                      ---     ---
       Total.......................................................   100%    100%
                                                                      ===     ===



  EVALUATING TEMPORARILY IMPAIRED AVAILABLE-FOR-SALE SECURITIES

     The Company held no fixed maturity securities or equity securities with a gross unrealized loss greater than $10 million at both December 31, 2010 and 2009. The fixed maturity securities and equity securities with gross unrealized losses decreased $154 million during the year ended December 31, 2010. Such securities were included in the Company's OTTI review process. The cause of the decline in, or improvement in, gross unrealized losses for the year ended December 31, 2010, was primarily attributable to a decrease in interest rates and narrowing of credit spreads. Based upon the Company's current evaluation of these securities in an unrealized loss position in accordance with its impairment policy, and the Company's current intentions and assessments (as applicable to the type of security) about holding, selling and any requirements to sell these securities, the Company has concluded that these securities are not other-than-temporarily impaired.

     Future OTTIs will depend primarily on economic fundamentals, issuer performance (including changes in the present value of future cash flows expected to be collected), changes in credit rating, changes in collateral valuation, changes in interest rates and changes in credit spreads. If economic fundamentals and any of the above factors deteriorate, additional OTTIs may be incurred in upcoming periods.

  NET INVESTMENT GAINS (LOSSES)

     See "-- Evaluating Available-for-Sale Securities for Other-Than-Temporary Impairment" for a discussion of changes in guidance adopted April 1, 2009 that impacted how fixed maturity security OTTI losses that are charged to earnings are measured.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The components of net investment gains (losses) were as follows:

                                                               YEARS ENDED DECEMBER
                                                                        31,
                                                              ----------------------
                                                              2010     2009     2008
                                                              ----     ----     ----
                                                                   (IN MILLIONS)
Total gains (losses) on fixed maturity securities:
Total OTTI losses recognized................................  $(16)    $(37)    $(75)
Less: Noncredit portion of OTTI losses transferred to and
  recognized in other comprehensive income (loss)...........    10       12       --
                                                              ----     ----     ----
  Net OTTI losses on fixed maturity securities recognized in
     earnings...............................................    (6)     (25)     (75)
  Fixed maturity securities -- net gains (losses) on sales
     and disposals..........................................     2       (8)     (12)
                                                              ----     ----     ----
       Total gains (losses) on fixed maturity securities....    (4)     (33)     (87)
                                                              ----     ----     ----
Other net investment gains (losses):
     Equity securities......................................     1      (15)      (2)
     Mortgage loans.........................................    (6)      (2)      --
     Other gains (losses)...................................    (7)     (11)      11
                                                              ----     ----     ----
       Total net investment gains (losses)..................  $(16)    $(61)    $(78)
                                                              ====     ====     ====



     See "-- Related Party Investment Transactions" for discussion of affiliated net investment gains (losses) related to transfers of invested assets to affiliates.

     Gains (losses) from foreign currency transactions included within net investment gains (losses) were $1 million, $7 million and ($1) million for the years ended December 31, 2010, 2009 and 2008, respectively.

     Proceeds from sales or disposals of fixed maturity and equity securities and the components of fixed maturity and equity securities net investment gains (losses) were as shown below. Investment gains and losses on sales of securities are determined on a specific identification basis.

                               YEARS ENDED DECEMBER                                YEARS ENDED DECEMBER
                                        31,            YEARS ENDED DECEMBER 31,             31,
                              ----------------------   ------------------------   ----------------------
                               2010    2009    2008    2010      2009      2008    2010    2009    2008
                              ------   ----   ------   ----      ----      ----   ------   ----   ------
                                  FIXED MATURITY           EQUITY SECURITIES               TOTAL
                                    SECURITIES         ------------------------   ----------------------
                              ----------------------
                                                             (IN MILLIONS)
Proceeds....................  $1,308   $840   $1,594    $ 5      $ 19       $--   $1,313   $859   $1,594
                              ======   ====   ======    ===      ====       ===   ======   ====   ======
Gross investment gains......  $   23   $ 28   $   16    $ 1      $  1       $--   $   24   $ 29   $   16
                              ------   ----   ------    ---      ----       ---   ------   ----   ------
Gross investment losses.....     (21)   (36)     (28)    --        (1)       --      (21)   (37)     (28)
                              ------   ----   ------    ---      ----       ---   ------   ----   ------
Total OTTI losses recognized
  in earnings:
  Credit-related............      (6)   (21)     (69)    --        --        --       (6)   (21)     (69)
  Other (1).................      --     (4)      (6)    --       (15)       (2)      --    (19)      (8)
                              ------   ----   ------    ---      ----       ---   ------   ----   ------
     Total OTTI losses
       recognized in
       earnings.............      (6)   (25)     (75)    --       (15)       (2)      (6)   (40)     (77)
                              ------   ----   ------    ---      ----       ---   ------   ----   ------
Net investment gains
  (losses)..................  $   (4)  $(33)  $  (87)   $ 1      $(15)      $(2)  $   (3)  $(48)  $  (89)
                              ======   ====   ======    ===      ====       ===   ======   ====   ======



--------

   (1) Other OTTI losses recognized in earnings include impairments on equity securities, impairments on perpetual hybrid securities classified within fixed maturity securities where the primary reason for the impairment was the severity and/or the duration of an unrealized loss position and fixed maturity securities where there is an

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES intent to sell or it is more likely than not that the Company will be required to sell the security before recovery of the decline in estimated fair value.

     Fixed maturity security OTTI losses recognized in earnings related to the following sectors and industries within the U.S. and foreign corporate securities sector:

                                                              YEARS ENDED DECEMBER 31,
                                                              ------------------------
                                                              2010      2009      2008
                                                              ----      ----      ----
                                                                    (IN MILLIONS)
Sector:
U.S. and foreign corporate securities -- by industry:
  Finance...................................................   $ 2       $15       $63
  Communications............................................    --         2         5
  Industrial................................................    --         1        --
  Other industries..........................................    --        --         5
                                                               ---       ---       ---
     Total U.S. and foreign corporate securities............     2        18        73
RMBS........................................................     3         2        --
CMBS........................................................     1         1        --
ABS.........................................................    --         4         2
                                                               ---       ---       ---
  Total.....................................................   $ 6       $25       $75
                                                               ===       ===       ===



     Equity security OTTI losses recognized in earnings related to the following sectors and industries:

                                                             YEARS ENDED DECEMBER 31,
                                                             ------------------------
                                                             2010      2009      2008
                                                             ----      ----      ----
                                                                   (IN MILLIONS)
Sector:
  Common stock.............................................  $ --       $14      $ --
  Non-redeemable preferred stock...........................    --         1         2
                                                             ----       ---      ----
     Total.................................................   $--       $15       $ 2
                                                             ====       ===      ====
Industry:
Financial services industry:
  Perpetual hybrid securities..............................   $--       $ 1       $--
  Common and remaining non-redeemable preferred stock......    --        --         2
                                                             ----       ---      ----
     Total financial services industry.....................    --         1         2
Other industries...........................................    --        14        --
                                                             ----       ---      ----
  Total....................................................   $--       $15       $ 2
                                                             ====       ===      ====


            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

  CREDIT LOSS ROLLFORWARD -- ROLLFORWARD OF THE CUMULATIVE CREDIT LOSS COMPONENT OF OTTI LOSS RECOGNIZED IN EARNINGS ON FIXED MATURITY SECURITIES STILL HELD FOR WHICH A PORTION OF THE OTTI LOSS WAS RECOGNIZED IN OTHER COMPREHENSIVE INCOME (LOSS)

     The table below presents a rollforward of the cumulative credit loss component of OTTI loss recognized in earnings on fixed maturity securities still held by the Company at December 31, 2010 and 2009, respectively, for which a portion of the OTTI loss was recognized in other comprehensive income (loss):

                                                               YEARS ENDED DECEMBER
                                                                       31,
                                                              ---------------------
                                                              2010             2009
                                                              ----             ----
                                                                  (IN MILLIONS)
Balance, at January 1,......................................   $ 4             $ --
Credit loss component of OTTI loss not reclassified to other comprehensive income (loss) in the cumulative effect
  transition adjustment.....................................    --                2
Additions:
  Initial impairments -- credit loss OTTI recognized on
     securities not previously impaired.....................    --                2
  Additional impairments -- credit loss OTTI recognized on
     securities previously impaired.........................     1               --
Reductions:
  Due to sales (maturities, pay downs or prepayments) during the period of securities previously credit loss OTTI
     impaired...............................................    (2)              --
  Due to securities impaired to net present value of
     expected future cash flows.............................    (1)              --
                                                               ---             ----
Balance, at December 31,....................................   $ 2              $ 4
                                                               ===             ====



  NET INVESTMENT INCOME

     The components of net investment income were as follows:

                                                              YEARS ENDED DECEMBER
                                                                       31,
                                                             ----------------------
                                                             2010     2009     2008
                                                             ----     ----     ----
                                                                  (IN MILLIONS)
Investment income:
Fixed maturity securities..................................  $353     $395     $385
Equity securities..........................................     2        2        1
Mortgage loans.............................................    31       14       14
Policy loans...............................................   109      110      106
Real estate and real estate joint ventures.................     8        7       11
Other limited partnership interests........................    17        5       (4)
Cash, cash equivalents and short-term investments..........    (1)       3       10
Other......................................................    (1)      (5)      --
                                                             ----     ----     ----
  Subtotal.................................................   518      531      523
Less: Investment expenses..................................    16       20       49
                                                             ----     ----     ----
  Net investment income....................................  $502     $511     $474
                                                             ====     ====     ====



     Affiliated investment expenses, included in the table above, were $9 million, $7 million and $6 million for the years ended December 31, 2010, 2009 and 2008, respectively. See "-- Related Party Investment Transactions" for discussion of affiliated net investment income included in the table above.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

  SECURITIES LENDING

     The Company participates in securities lending programs whereby blocks of securities, which are included in fixed maturity securities and short-term investments, are loaned to third parties, primarily brokerage firms and commercial banks. The Company generally obtains collateral, generally cash, in an amount equal to 102% of the estimated fair value of the securities loaned, which is obtained at the inception of a loan and maintained at a level greater than or equal to 100% for the duration of the loan. Securities loaned under such transactions may be sold or repledged by the transferee. The Company is liable to return to its counterparties the cash collateral under its control. These transactions are treated as financing arrangements and the associated liability is recorded at the amount of the cash received.

     Elements of the securities lending programs are presented below at:

                                                                    DECEMBER 31,
                                                                  ----------------
                                                                  2010        2009
                                                                  ----        ----
                                                                    (IN MILLIONS)
Securities on loan:
  Amortized cost................................................  $488        $387
  Estimated fair value..........................................  $521        $386
Aging of cash collateral liability:
  Open (1)......................................................  $ 32        $ 32
  Less than thirty days.........................................   414         281
  Thirty days or greater but less than sixty days...............    25          87
  Sixty days or greater but less than ninety days...............    18          --
  Ninety days or greater........................................    52          --
                                                                  ----        ----
     Total cash collateral liability............................  $541        $400
                                                                  ====        ====
Reinvestment portfolio -- estimated fair value..................  $515        $365
                                                                  ====        ====



--------

   (1) Open -- meaning that the related loaned security could be returned to the Company on the next business day requiring the Company to immediately return the cash collateral.

     The estimated fair value of the securities on loan related to the cash collateral on open at December 31, 2010 was $32 million, of which $16 million were U.S. Treasury and agency securities which, if put to the Company, can be immediately sold to satisfy the cash requirements. The remainder of the securities on loan were primarily U.S. Treasury and agency securities. The reinvestment portfolio acquired with the cash collateral consisted principally of fixed maturity securities (including RMBS, U.S. corporate, U.S. Treasury and agency and ABS).

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

INVESTED ASSETS ON DEPOSIT AND PLEDGED AS COLLATERAL

     The invested assets on deposit and invested assets pledged as collateral are presented in the table below. The amounts presented in the table below are at estimated fair value for cash and cash equivalents and fixed maturity securities.

                                                              DECEMBER 31,
                                                          --------------------
                                                           2010          2009
                                                          ------        ------
                                                              (IN MILLIONS)
Invested assets on deposit:
  Regulatory agencies (1)...............................  $1,346        $1,159
Invested assets pledged as collateral:
  Derivative transactions (2)...........................      --             1
                                                          ------        ------
     Total invested assets on deposit and pledged as
       collateral.......................................  $1,346        $1,160
                                                          ======        ======



--------

   (1) The Company has investment assets on deposit with regulatory agencies consisting primarily of fixed maturity securities.

   (2) Certain of the Company's invested assets are pledged as collateral for various derivative transactions as described in Note 4.

     See also "-- Securities Lending" for the amount of the Company's cash received from and due back to counterparties pursuant to the Company's securities lending program.

  MORTGAGE LOANS

     Mortgage loans are summarized as follows at:

                                                                  DECEMBER 31,
                                                 ---------------------------------------------
                                                          2010                    2009
                                                 ---------------------   ---------------------
                                                 CARRYING                CARRYING
                                                   VALUE    % OF TOTAL     VALUE    % OF TOTAL
                                                 --------   ----------   --------   ----------
                                                                (IN MILLIONS)
Mortgage loans:
  Commercial mortgage loans....................    $533         94.8%      $331         89.7%
  Agricultural mortgage loans..................      35          6.2         41         11.1
                                                   ----        -----       ----        -----
     Subtotal..................................     568        101.0        372        100.8
Valuation allowances...........................      (6)        (1.0)        (3)        (0.8)
                                                   ----        -----       ----        -----
     Total mortgage loans, net.................    $562        100.0%      $369        100.0%
                                                   ====        =====       ====        =====



     See "-- Related Party Investment Transactions" for discussion of affiliated loans included in the table above.

     Concentration of Credit Risk -- Mortgage loans are collateralized by properties primarily located in the United States. The carrying value of the Company's commercial and agricultural mortgage loans located in New York, California and New Jersey were 30%, 21%, and 11%, respectively, of total mortgage loans at December 31, 2010. The Company manages risk when originating mortgage loans by generally lending only up to 75% of the estimated fair value of the underlying real estate.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The following tables present the recorded investment in mortgage loans by portfolio segment, by method of evaluation of credit loss, and the related valuation allowances, by type of credit loss, at:

                                                              DECEMBER 31,
                                                ---------------------------------------
                                                2010   2009   2010   2009   2010   2009
                                                ----   ----   ----   ----   ----   ----
                                                 COMMERCIAL     AGRICUL-       TOTAL
                                                -----------      TURAL      -----------
                                                              -----------
                                                             (IN MILLIONS)
Mortgage loans:
  Evaluated individually for credit losses....  $ --   $ --   $ --   $ --   $ --   $ --
  Evaluated collectively for credit losses....   533    331     35     41    568    372
                                                ----   ----   ----   ----   ----   ----
     Total mortgage loans.....................   533    331     35     41    568    372
                                                ----   ----   ----   ----   ----   ----
Valuation allowances:
  Specific credit losses......................    --     --     --     --     --     --
  Non-specifically identified credit losses...     6      3     --     --      6      3
                                                ----   ----   ----   ----   ----   ----
     Total valuation allowances...............     6      3     --     --      6      3
                                                ----   ----   ----   ----   ----   ----
Mortgage loans, net of valuation allowance....  $527   $328    $35    $41   $562   $369
                                                ====   ====   ====   ====   ====   ====



     The following tables present the changes in the valuation allowance, by portfolio segment:

                                                              MORTGAGE LOAN VALUATION
                                                                     ALLOWANCES
                                                         ---------------------------------
                                                         COMMERCIAL   AGRICULTURAL   TOTAL
                                                         ----------   ------------   -----
                                                                   (IN MILLIONS)
Balance at January 1, 2008.............................      $ 2          $ --        $ 2
  Charge-offs, net of recoveries.......................       (2)           --         (2)
                                                             ---          ----        ---
Balance at December 31, 2008...........................       --            --         --
  Provision (release)..................................        3            --          3
                                                             ---          ----        ---
Balance at December 31, 2009...........................        3            --          3
  Provision (release)..................................        3            --          3
                                                             ---          ----        ---
Balance at December 31, 2010...........................      $ 6           $--        $ 6
                                                             ===          ====        ===



     Commercial Mortgage Loans -- by Credit Quality Indicators with Estimated Fair Value: Presented below for the commercial mortgage loans is the recorded investment, prior to valuation allowances, by the indicated loan-to-value ratio categories and debt service coverage ratio categories and estimated fair value of such mortgage loans by the indicated loan-to-value ratio categories at:

                                                             DECEMBER 31, 2010
                             --------------------------------------------------------------------------------
                                               RECORDED INVESTMENT
                             ------------------------------------------------------
                                DEBT SERVICE COVERAGE RATIOS
                             ---------------------------------                         ESTIMATED
                             > 1.20X   1.00X - 1.20X   < 1.00X   TOTAL   % OF TOTAL   FAIR VALUE   % OF TOTAL
                             -------   -------------   -------   -----   ----------   ----------   ----------
                                           (IN MILLIONS)                             (IN MILLIONS)
Loan-to-value ratios:
Less than 65%..............    $394         $ --         $ 1      $395       74.1%       $432          75.2%
65% to 75%.................      66            9          --        75       14.1          81          14.1
76% to 80%.................       9           --          --         9        1.7           9           1.6
Greater than 80%...........       1           36          17        54       10.1          52           9.1
                               ----         ----         ---      ----      -----        ----         -----
  Total....................    $470          $45         $18      $533      100.0%       $574         100.0%
                               ====         ====         ===      ====      =====        ====         =====


            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Agricultural Mortgage Loans -- by Credit Quality Indicator: The recorded investment in agricultural mortgage loans, prior to valuation allowances, by credit quality indicator, was at:

                                                                  DECEMBER 31, 2010
                                                          --------------------------------
                                                             AGRICULTURAL MORTGAGE LOANS
                                                          --------------------------------
                                                          RECORDED INVESTMENT   % OF TOTAL
                                                          -------------------   ----------
                                                             (IN MILLIONS)
Loan-to-value ratios:
Less than 65%...........................................          $29               82.9%
65% to 75%..............................................            6               17.1
                                                                  ---              -----
  Total.................................................          $35              100.0%
                                                                  ===              =====



     Past Due and Interest Accrual Status of Mortgage Loans. The Company has a high quality, well performing, mortgage loan portfolio with all mortgage loans classified as performing.

     Past Due. The Company defines delinquent mortgage loans consistent with industry practice, when interest and principal payments are past due as follows: commercial mortgage loans -- 60 days past due and agricultural mortgage loans -- 90 days past due. The Company had no mortgage loans past due according to these aging categories at December 31, 2010 and the recorded investment in mortgage loans, prior to valuation allowances, past due according to these aging categories was $8 million at December 31, 2009. The $8 million of mortgage loans past due as of December 31, 2009 were still accruing interest.

     Accrual Status. Mortgage Loans in Nonaccrual Status. The Company had no mortgage loans that were in nonaccrual status at December 31, 2010 and 2009.

     Impaired Mortgage Loans. Impaired mortgage loans were $0 and $6 million at December 31, 2010 and 2009, respectively.

     The average investment in impaired commercial and agricultural mortgage loans was $0 and $2 million, respectively, for the year ended December 31, 2010 and for all mortgage loans was $1 million and $2 million for the years ended December 31, 2009 and 2008, respectively. There was no interest income earned on impaired mortgage loans in each of the years ended December 31, 2010, 2009 and 2008.

  REAL ESTATE AND REAL ESTATE JOINT VENTURES

     Real estate investments by type consisted of the following:

                                                                  DECEMBER 31,
                                                      -----------------------------------
                                                            2010               2009
                                                      ----------------   ----------------
                                                      CARRYING    % OF   CARRYING    % OF
                                                        VALUE    TOTAL     VALUE    TOTAL
                                                      --------   -----   --------   -----
                                                                   (IN MILLIONS)
Traditional.........................................     $52      96.3%     $52      96.3%
Real estate joint ventures and funds................       2       3.7        2       3.7
                                                         ---     -----      ---     -----
  Total real estate and real estate joint ventures..     $54     100.0%     $54     100.0%
                                                         ===     =====      ===     =====



     The Company classifies within traditional real estate its investment in income-producing real estate, which is comprised of wholly-owned real estate. The Company classifies within real estate joint ventures and funds, its investments in joint ventures with interests in multi-property projects with varying strategies ranging from the development of properties to the operation of income-producing properties, as well as its investments in real estate private equity funds. From time to time, the Company transfers investments from these joint ventures to traditional real estate, if the Company retains an interest in the joint venture after a completed property commences operations and the Company intends to retain an interest in the property.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The wholly-owned real estate within traditional real estate is net of accumulated depreciation of $21 million and $19 million at December 31, 2010 and 2009, respectively. Related depreciation expense on traditional wholly-owned real estate was $2 million, $2 million and $1 million for the years ended December 31, 2010, 2009 and 2008, respectively.

     At December 31, 2010, all of the Company's traditional real estate investments were located in California.

     The Company's real estate investments by property type are categorized as follows:

                                                                  DECEMBER 31,
                                                      -----------------------------------
                                                            2010               2009
                                                      ----------------   ----------------
                                                      CARRYING    % OF   CARRYING    % OF
                                                        VALUE    TOTAL     VALUE    TOTAL
                                                      --------   -----   --------   -----
                                                                   (IN MILLIONS)
Office..............................................     $37      68.5%     $37      68.5%
Industrial..........................................      15      27.8       15      27.8
Real estate investment funds........................       2       3.7        2       3.7
                                                         ---     -----      ---     -----
  Total real estate and real estate joint ventures..     $54     100.0%     $54     100.0%
                                                         ===     =====      ===     =====



  OTHER LIMITED PARTNERSHIP INTERESTS

     The carrying value of other limited partnership interests (which primarily represent ownership interests in pooled investment funds that principally make private equity investments in companies in the United States and overseas) was $156 million and $96 million at December 31, 2010 and 2009, respectively. Included within other limited partnership interests were $46 million and $29 million at December 31, 2010 and 2009, respectively, of investments in hedge funds.

     There were no impairments of other limited partnership interests for each of the years ended December 31, 2010, 2009 and 2008.

  COLLECTIVELY SIGNIFICANT EQUITY METHOD INVESTMENTS

     The Company holds investments in real estate joint ventures, real estate funds and other limited partnership interests consisting of leveraged buy-out funds, hedge funds, private equity funds, joint ventures and other funds. The portion of these investments accounted for under the equity method had a carrying value of $164 million as of December 31, 2010. The Company's maximum exposure to loss related to these equity method investments is limited to the carrying value of these investments plus unfunded commitments of $162 million as of December 31, 2010. Except for certain real estate joint ventures, the Company's investments in real estate funds and other limited partnership interests are generally of a passive nature in that the Company does not participate in the management of the entities.

     As further described in Note 1, the Company generally records its share of earnings in its equity method investments using a three-month lag methodology and within net investment income. As of December 31, 2010, aggregate net investment income from these equity method real estate joint ventures, real estate funds and other limited partnership interests exceeded 10% of the Company's consolidated pre-tax income (loss) from continuing operations. Accordingly, the Company is providing the following aggregated summarized financial data for such equity method investments. This aggregated summarized financial data does not represent the Company's proportionate share of the assets, liabilities, or earnings of such entities.

     As of, and for the year ended December 31, 2010, the aggregated summarized financial data presented below reflects the latest available financial information. Aggregate total assets of these entities totaled $63.0 billion and $44.7 billion as of December 31, 2010 and 2009, respectively. Aggregate total liabilities of these entities totaled $8.7 billion and $6.5 billion as of December 31, 2010 and 2009, respectively. Aggregate net income (loss) of these entities totaled $7.3 billion, $7.0 billion and ($5.1) billion for the years ended December 31, 2010, 2009 and 2008,

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES respectively. Aggregate net income (loss) from real estate joint ventures, real estate funds and other limited partnership interests is primarily comprised of investment income, including recurring investment income and realized and unrealized investment gains (losses).

  OTHER INVESTED ASSETS

     The following table presents the carrying value of the Company's other invested assets by type at:

                                                                  DECEMBER 31,
                                                      -----------------------------------
                                                            2010               2009
                                                      ----------------   ----------------
                                                      CARRYING    % OF   CARRYING    % OF
                                                        VALUE    TOTAL     VALUE    TOTAL
                                                      --------   -----   --------   -----
                                                                   (IN MILLIONS)
Freestanding derivatives with positive fair values..     $53      89.8%     $44      81.5%
Tax credit partnerships.............................       6      10.2        7      13.0
Cash held in trust..................................      --        --        3       5.5
                                                         ---     -----      ---     -----
  Total.............................................     $59     100.0%     $54     100.0%
                                                         ===     =====      ===     =====



     See Note 4 for information regarding the freestanding derivatives with positive estimated fair values. Tax credit partnerships are established for the purpose of investing in low-income housing and other social causes, where the primary return on investment is in the form of income tax credits, and are accounted for under the equity method or under the effective yield method.

  CASH EQUIVALENTS

     The carrying value of cash equivalents, which includes investments with an original or remaining maturity of three months or less, at the time of purchase was $216 million and $119 million at December 31, 2010 and 2009, respectively. The Company is exposed to concentrations of credit risk related to securities of the U.S. government and certain U.S. government agencies included within cash equivalents, which were $149 million and $103 million at December 31, 2010 and 2009, respectively.

  VARIABLE INTEREST ENTITIES

     The Company holds investments in certain entities that are VIEs. The following table presents the carrying amount and maximum exposure to loss relating to VIEs for which the Company holds significant variable interests but is not the primary beneficiary and which have not been consolidated at:

                                                                   DECEMBER 31,
                                                 -----------------------------------------------
                                                          2010                     2009
                                                 ----------------------   ----------------------
                                                              MAXIMUM                  MAXIMUM
                                                 CARRYING     EXPOSURE    CARRYING     EXPOSURE
                                                  AMOUNT    TO LOSS (1)    AMOUNT    TO LOSS (1)
                                                 --------   -----------   --------   -----------
                                                                  (IN MILLIONS)
Fixed maturity securities available-for-sale:
  RMBS (2).....................................   $  682       $  682       $ --         $ --
  CMBS (2).....................................      636          636         --           --
  ABS (2)......................................      201          201         --           --
  U.S. corporate securities....................       26           26         18           18
  Foreign corporate securities.................       20           20         12           12
Other limited partnership interests............      127          246         47           51
Other invested assets..........................        4           15          3            3
                                                  ------       ------       ----         ----
     Total.....................................   $1,696       $1,826        $80          $84
                                                  ======       ======       ====         ====


            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

--------

   (1) The maximum exposure to loss relating to the fixed maturity securities available-for-sale is equal to the carrying amounts or carrying amounts of retained interests. The maximum exposure to loss relating to the other limited partnership interests is equal to the carrying amounts plus any unfunded commitments of the Company. Such a maximum loss would be expected to occur only upon bankruptcy of the issuer or investee. For certain of its investments in other invested assets, the Company's return is in the form of income tax credits which are guaranteed by a creditworthy third party. For such investments, the maximum exposure to loss is equal to the carrying amounts plus any unfunded commitments, reduced by amounts guaranteed by third parties of $1 million at December 31, 2010. There were no amounts guaranteed by third parties at December 31, 2009.

   (2) As discussed in Note 1, the Company adopted new guidance effective January 1, 2010 which eliminated the concept of a QSPE. As a result, the Company concluded it held variable interests in RMBS, CMBS and ABS. For these interests, the Company's involvement is limited to that of a passive investor.

     As described in Note 11, the Company makes commitments to fund partnership investments in the normal course of business. Excluding these commitments, the Company did not provide financial or other support to investees designated as VIEs during the years ended December 31, 2010, 2009 and 2008.

  RELATED PARTY INVESTMENT TRANSACTIONS

     At December 31, 2010 and 2009, the Company held $166 million and $219 million, respectively, of its total invested assets in the MetLife Intermediate Income Pool, which is an affiliated partnership. These amounts are included in short-term investments and at 12% and 17% of the Company's stockholder's equity at December 31, 2010 and 2009, respectively, represent a concentration of credit risk. Net investment income (loss) from these invested assets was ($1) million, $3 million and $9 million for the years ended December 31, 2010, 2009 and 2008, respectively.

     In the normal course of business, the Company transfers invested assets, primarily consisting of fixed maturity securities, to and from affiliates. Invested assets transferred to and from affiliates, inclusive of amounts related to reinsurance agreements, were as follows:

                                                             YEARS ENDED DECEMBER 31,
                                                             ------------------------
                                                             2010      2009      2008
                                                             ----      ----      ----
                                                                   (IN MILLIONS)
Estimated fair value of invested assets transferred to
  affiliates...............................................  $ --       $13      $ --
Amortized cost of invested assets transferred to
  affiliates...............................................   $--       $16       $--
Net investment gains (losses) recognized on invested assets
  transferred to affiliates................................   $--       $(3)      $--
Estimated fair value of assets transferred from
  affiliates...............................................   $--       $25       $--


     During the year ended December 31, 2009, the Company loaned $80 million to a wholly-owned real estate subsidiary of an affiliate, MLIC, which is included in mortgage loans. The carrying value of this loan was $79 million and $80 million at December 31, 2010 and 2009, respectively. The loan bears interest at 7.26% and is due in quarterly principal and interest payments of $1.6 million through January 2020. The loan to an affiliate is secured by an interest in the real estate subsidiary, which owns operating real estate with a fair value in excess of the loan balance. Net investment income from this investment was $6 million and less than $1 million for the years ended December 31, 2010 and 2009, respectively.

4.  DERIVATIVE FINANCIAL INSTRUMENTS

  ACCOUNTING FOR DERIVATIVE FINANCIAL INSTRUMENTS

     See Note 1 for a description of the Company's accounting policies for derivative financial instruments.

     See Note 5 for information about the fair value hierarchy for derivatives.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

  PRIMARY RISKS MANAGED BY DERIVATIVE FINANCIAL INSTRUMENTS

     The Company is exposed to various risks relating to its ongoing business operations, including interest rate risk, foreign currency risk, credit risk and equity market risk. The Company uses a variety of strategies to manage these risks, including the use of derivative instruments. The following table presents the gross notional amount, estimated fair value and primary underlying risk exposure of the Company's derivative financial instruments, excluding embedded derivatives, held at:

                                                                                 DECEMBER 31,
                                                      -----------------------------------------------------------------
                                                                    2010                              2009
                                                      -------------------------------   -------------------------------
                                                                       ESTIMATED                         ESTIMATED
                                                                    FAIR VALUE (1)                    FAIR VALUE (1)
PRIMARY UNDERLYING                                    NOTIONAL   --------------------   NOTIONAL   --------------------
RISK EXPOSURE                INSTRUMENT TYPE           AMOUNT    ASSETS   LIABILITIES    AMOUNT    ASSETS   LIABILITIES
------------------   ------------------------------   --------   ------   -----------   --------   ------   -----------
                                                                                (IN MILLIONS)
Interest rate        Interest rate swaps...........    $  219      $51        $ 4        $  187      $42        $ --
                     Interest rate futures.........        --       --         --            89       --          --
Foreign currency     Foreign currency swaps........        36       --          5            37        1           3
                     Foreign currency forwards.....       831       --          8           707       --           3
Credit               Credit default swaps..........       283        2          3           174        1           4
                                                       ------      ---        ---        ------      ---        ----
                       Total.......................    $1,369      $53        $20        $1,194      $44         $10
                                                       ======      ===        ===        ======      ===        ====



--------

   (1) The estimated fair value of all derivatives in an asset position is reported within other invested assets in the consolidated balance sheets and the estimated fair value of all derivatives in a liability position is reported within other liabilities in the consolidated balance sheets.

     The following table presents the gross notional amount of derivative financial instruments by maturity at December 31, 2010:

                                                            REMAINING LIFE
                                 --------------------------------------------------------------------
                                               AFTER ONE YEAR   AFTER FIVE YEARS
                                 ONE YEAR OR    THROUGH FIVE       THROUGH TEN     AFTER TEN
                                     LESS           YEARS             YEARS          YEARS      TOTAL
                                 -----------   --------------   ----------------   ---------   ------
                                                             (IN MILLIONS)
Interest rate swaps............   $      --    $           22     $          65    $     132   $  219
Foreign currency swaps.........           5                16                15           --       36
Foreign currency forwards......         831                --                --           --      831
Credit default swaps...........           8               259                16           --      283
                                 -----------   --------------   ----------------   ---------   ------
  Total........................        $844              $297               $96         $132   $1,369
                                 ===========   ==============   ================   =========   ======



     Interest rate swaps are used by the Company primarily to reduce market risks from changes in interest rates and to alter interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). In an interest rate swap, the Company agrees with another party to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts as calculated by reference to an agreed notional principal amount. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by the counterparty at each due date. The Company utilizes interest rate swaps in fair value and non-qualifying hedging relationships.

     In exchange-traded interest rate (Treasury and swap) futures transactions, the Company agrees to purchase or sell a specified number of contracts, the value of which is determined by the different classes of interest rate securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures with regulated futures commission merchants that are members of the exchange.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Exchange-traded interest rate (Treasury and swap) futures are used primarily to hedge mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, to hedge against changes in value of securities the Company owns or anticipates acquiring and to hedge against changes in interest rates on anticipated liability issuances by replicating Treasury or swap curve performance. The Company utilizes exchange-traded interest rate futures in non-qualifying hedging relationships.

     In a foreign currency swap transaction, the Company agrees with another party to exchange, at specified intervals, the difference between one currency and another at a fixed exchange rate, generally set at inception, calculated by reference to an agreed upon principal amount. The principal amount of each currency is exchanged at the inception and termination of the currency swap by each party. The Company utilizes foreign currency swaps in cash flow, net investment in foreign operations, and non-qualifying hedging relationships.

     In a foreign currency forward transaction, the Company agrees with another party to deliver a specified amount of an identified currency at a specified future date. The price is agreed upon at the time of the contract and payment for such a contract is made in a different currency at the specified future date. The Company utilizes foreign currency forwards in non-qualifying hedging relationships.

     Certain credit default swaps are used by the Company to hedge against credit-related changes in the value of its investments and to diversify its credit risk exposure in certain portfolios. In a credit default swap transaction, the Company agrees with another party, at specified intervals, to pay a premium to hedge credit risk. If a credit event, as defined by the contract, occurs, generally the contract will require the swap to be settled gross by the delivery of par quantities of the referenced investment equal to the specified swap notional in exchange for the payment of cash amounts by the counterparty equal to the par value of the investment surrendered. The Company utilizes credit default swaps in non-qualifying hedging relationships.

     Credit default swaps are also used to synthetically create investments that are either more expensive to acquire or otherwise unavailable in the cash markets. These transactions are a combination of a derivative and a cash instrument such as a U.S. Treasury or Agency security.

     Equity variance swaps are used by the Company primarily as a macro hedge on certain invested assets. In an equity variance swap, the Company agrees with another party to exchange amounts in the future, based on changes in equity volatility over a defined period. The Company utilizes equity variance swaps in non-qualifying hedging relationships.

  HEDGING

     The following table presents the gross notional amount and estimated fair value of derivatives designated as hedging instruments by type of hedge designation at:

                                                                   DECEMBER 31,
                                        -----------------------------------------------------------------
                                                      2010                              2009
                                        -------------------------------   -------------------------------
                                                         ESTIMATED                         ESTIMATED
                                                        FAIR VALUE                        FAIR VALUE
DERIVATIVES DESIGNATED AS HEDGING       NOTIONAL   --------------------   NOTIONAL   --------------------
INSTRUMENTS                              AMOUNT    ASSETS   LIABILITIES    AMOUNT    ASSETS   LIABILITIES
--------------------------------------  --------   ------   -----------   --------   ------   -----------
                                                                  (IN MILLIONS)
Cash Flow Hedges:
Foreign currency swaps................     $4       $ --        $ --         $4       $ --        $ --

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The following table presents the gross notional amount and estimated fair value of derivatives that were not designated or do not qualify as hedging instruments by derivative type at:

                                                                   DECEMBER 31,
                                        -----------------------------------------------------------------
                                                      2010                              2009
                                        -------------------------------   -------------------------------
                                                         ESTIMATED                         ESTIMATED
                                                        FAIR VALUE                        FAIR VALUE
DERIVATIVES NOT DESIGNATED OR NOT       NOTIONAL   --------------------   NOTIONAL   --------------------
QUALIFYING AS HEDGING INSTRUMENTS        AMOUNT    ASSETS   LIABILITIES    AMOUNT    ASSETS   LIABILITIES
--------------------------------------  --------   ------   -----------   --------   ------   -----------
                                                                  (IN MILLIONS)
Interest rate swaps...................   $  219      $51        $ 4        $  187      $42        $ --
Interest rate futures.................       --       --         --            89       --          --
Foreign currency swaps................       32       --          5            33        1           3
Foreign currency forwards.............      831       --          8           707       --           3
Credit default swaps..................      283        2          3           174        1           4
                                         ------      ---        ---        ------      ---        ----
  Total non-designated or non-
     qualifying derivatives...........   $1,365      $53        $20        $1,190      $44         $10
                                         ======      ===        ===        ======      ===        ====



  NET DERIVATIVE GAINS (LOSSES)

     The components of net derivative gains (losses) were as follows:

                                                             YEARS ENDED DECEMBER 31,
                                                            -------------------------
                                                            2010       2009      2008
                                                            ----      -----      ----
                                                                  (IN MILLIONS)
Derivatives and hedging gains (losses) (1)................  $(31)     $(154)     $215
Embedded derivatives......................................   (31)       (35)       --
                                                            ----      -----      ----
  Total net derivative gains (losses).....................  $(62)     $(189)     $215
                                                            ====      =====      ====



--------

   (1) Includes foreign currency transaction gains (losses) on hedged items in cash flow and non-qualifying hedge relationships, which are not presented elsewhere in this note.

     The Company recognized insignificant net investment income from settlement payments related to qualifying hedges for the years ended December 31, 2010, 2009 and 2008.

     The Company recognized net derivative gains (losses) from settlement payments related to non-qualifying hedges of $11 million, $11 million, and $8 million for the years ended December 31, 2010, 2009 and 2008, respectively.

  FAIR VALUE HEDGES

     The Company utilizes interest rate swaps to convert fixed rate investments to floating rate investments. The Company designates and accounts for these interest rate swaps as fair value hedges when they have met the requirements of fair value hedging.

     The Company did not have any fair value hedges during both years ended December 31, 2010 and 2009. The Company recognized insignificant amounts in net derivative gains (losses) representing the ineffective portion of all fair value hedges for the year ended December 31, 2008. Changes in the fair value of the derivatives and the hedged items were insignificant for the year ended December 31, 2008.

     All components of each derivative's gain or loss were included in the assessment of hedge effectiveness.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

  CASH FLOW HEDGES

     The Company designates and accounts for foreign currency swaps to hedge the foreign currency cash flow exposure of foreign currency denominated investments, as cash flow hedges, when they have met the requirements of cash flow hedging.

     For the years ended December 31, 2010, 2009 and 2008, the Company did not recognize any net derivative gains (losses) which represented the ineffective portion of all cash flow hedges. All components of each derivative's gain or loss were included in the assessment of hedge effectiveness. In certain instances, the Company discontinued cash flow hedge accounting because the forecasted transactions did not occur on the anticipated date or within two months of that date. For the years ended December 31, 2010, 2009 and 2008, there were no amounts reclassified into net derivative gains (losses) related to such discontinued cash flow hedges. There were no hedged forecasted transactions, other than the receipt or payment of variable interest payments, for the years ended December 31, 2010, 2009 and 2008.

     The following table presents the components of accumulated other comprehensive income (loss), before income tax, related to cash flow hedges:

                                                              YEARS ENDED DECEMBER 31,
                                                              ------------------------
                                                              2010      2009      2008
                                                              ----      ----      ----
                                                                    (IN MILLIONS)
Accumulated other comprehensive income (loss), balance at
  January 1,................................................   $(1)      $(1)     $ (2)
Gains (losses) deferred in other comprehensive income (loss)
  on the effective portion of cash flow hedges..............    --        --         1
                                                               ---       ---      ----
Accumulated other comprehensive income (loss), balance at
  December 31,..............................................   $(1)      $(1)     $ (1)
                                                               ===       ===      ====



     At December 31, 2010, insignificant amounts of deferred net losses on derivatives in accumulated other comprehensive income (loss) were expected to be reclassified to earnings within the next 12 months.

     For the years ended December 31, 2010 and 2009, there were insignificant gains (losses) deferred in accumulated other comprehensive income (loss) related to foreign currency swaps. For the year ended December 31, 2008, $1 million of gains (losses) were deferred in accumulated other comprehensive income (loss), related to foreign currency swaps on derivatives in cash flow hedging relationships.

  HEDGES OF NET INVESTMENTS IN FOREIGN OPERATIONS

     The Company uses foreign currency swaps to hedge portions of its net investments in foreign operations against adverse movements in exchange rates. The Company measures ineffectiveness on these swaps based upon the change in forward rates. There was no ineffectiveness recorded for the years ended December 31, 2010, 2009 and 2008.

     The Company did not record any gains (losses) on foreign currency contracts for both the years ended December 31, 2010 and 2009. The Company's consolidated statements of stockholder's equity for the year ended December 31, 2008 include gains (losses) of $5 million related to foreign currency contracts used to hedge its net investments in foreign operations. There was no cumulative foreign currency translation gain (loss) recorded in accumulated other comprehensive income (loss) at December 31, 2010 and 2009 related to these hedges. When net investments in foreign operations are sold or substantially liquidated, the amounts in accumulated other comprehensive income (loss) are reclassified to the consolidated statements of operations, while a pro rata portion will be reclassified upon partial sale of the net investments in foreign operations. During the years ended December 31, 2010, 2009, and 2008, there were no sales or substantial liquidations of net investments in foreign operations that would have required the reclassification of gains or losses from accumulated other comprehensive income (loss) into earnings.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

  NON-QUALIFYING DERIVATIVES AND DERIVATIVES FOR PURPOSES OTHER THAN HEDGING

     The Company enters into the following derivatives that do not qualify for hedge accounting or for purposes other than hedging: (i) interest rate swaps and interest rate futures to economically hedge its exposure to interest rates; (ii) foreign currency forwards and swaps to economically hedge its exposure to adverse movements in exchange rates; (iii) credit default swaps to economically hedge exposure to adverse movements in credit; (iv) equity variance swaps as a macro hedge on certain invested assets; and (v) credit default swaps to synthetically create investments.

     The following table presents the amount and location of gains (losses) recognized in income for derivatives that were not designated or qualifying as hedging instruments:

                                                                           NET
                                                                       DERIVATIVE
                                                                     GAINS (LOSSES)
                                                                     --------------
                                                                      (IN MILLIONS)
FOR THE YEAR ENDED DECEMBER 31, 2010:
Interest rate swaps................................................       $   5
Interest rate futures..............................................          (2)
Foreign currency swaps.............................................          (2)
Foreign currency forwards..........................................         (45)
Credit default swaps...............................................           2
                                                                         ------
  Total............................................................       $ (42)
                                                                         ======
FOR THE YEAR ENDED DECEMBER 31, 2009:
Interest rate swaps................................................       $ (39)
Interest rate futures..............................................         (10)
Foreign currency swaps.............................................          (7)
Foreign currency forwards..........................................        (103)
Credit default swaps...............................................          (6)
                                                                         ------
  Total............................................................      $ (165)
                                                                         ======
FOR THE YEAR ENDED DECEMBER 31, 2008...............................       $ 207
                                                                         ======



  CREDIT DERIVATIVES

     In connection with synthetically created investment transactions, the Company writes credit default swaps for which it receives a premium to insure credit risk. Such credit derivatives are included within the non-qualifying derivatives and derivatives for purposes other than hedging table. If a credit event occurs, as defined by the contract, generally the contract will require the Company to pay the counterparty the specified swap notional amount in exchange for the delivery of par quantities of the referenced credit obligation. The Company's maximum amount at risk, assuming the value of all referenced credit obligations is zero, was $179 million and $73 million at December 31, 2010 and 2009, respectively. The Company can terminate these contracts at any time through cash settlement with the counterparty at an amount equal to the then current fair value of the credit default swaps. At both December 31, 2010 and 2009, the Company would have received $1 million to terminate all of these contracts.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The following table presents the estimated fair value, maximum amount of future payments and weighted average years to maturity of written credit default swaps at December 31, 2010 and 2009:

                                                                  DECEMBER 31,
                               ----------------------------------------------------------------------------------
                                                 2010                                      2009
                               ----------------------------------------  ----------------------------------------
                                               MAXIMUM                                   MAXIMUM
                                ESTIMATED     AMOUNT OF                   ESTIMATED     AMOUNT OF
                               FAIR VALUE      FUTURE        WEIGHTED    FAIR VALUE      FUTURE        WEIGHTED
RATING AGENCY DESIGNATION OF    OF CREDIT  PAYMENTS UNDER     AVERAGE     OF CREDIT  PAYMENTS UNDER     AVERAGE
REFERENCED CREDIT OBLIGATIONS    DEFAULT   CREDIT DEFAULT    YEARS TO      DEFAULT   CREDIT DEFAULT    YEARS TO
(1)                               SWAPS       SWAPS (2)    MATURITY (3)     SWAPS       SWAPS (2)    MATURITY (3)
-----------------------------  ----------  --------------  ------------  ----------  --------------  ------------
                                                                  (IN MILLIONS)
Aaa/Aa/A
  Single name credit default
     swaps (corporate).......     $ --          $  7            3.0         $ --           $ 7            4.0
  Credit default swaps
     referencing indices.....       --            17            2.0            1            66            3.0
                                  ----          ----                        ----           ---

       Subtotal..............       --            24            2.3            1            73            3.1
                                  ----          ----                        ----           ---

Baa
       Credit default swaps
       referencing indices...        1           155            5.0           --            --             --
                                  ----          ----                        ----           ---

       Total.................      $ 1          $179            4.7          $ 1           $73            3.1
                                  ====          ====                        ====           ===


--------

   (1) The rating agency designations are based on availability and the midpoint of the applicable ratings among Moody's, S&P and Fitch. If no rating is available from a rating agency, then an internally developed rating is used.

   (2) Assumes the value of the referenced credit obligations is zero.

   (3) The weighted average years to maturity of the credit default swaps is calculated based on weighted average notional amounts.

  CREDIT RISK ON FREESTANDING DERIVATIVES

     The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. Generally, the current credit exposure of the Company's derivative contracts is limited to the net positive estimated fair value of derivative contracts at the reporting date after taking into consideration the existence of netting agreements and any collateral received pursuant to credit support annexes.

     The Company manages its credit risk related to over-the-counter derivatives by entering into transactions with creditworthy counterparties, maintaining collateral arrangements and through the use of master agreements that provide for a single net payment to be made by one counterparty to another at each due date and upon termination. Because exchange traded futures are effected through regulated exchanges, and positions are marked to market on a daily basis, the Company has minimal exposure to credit-related losses in the event of nonperformance by counterparties to such derivative instruments. See Note 5 for a description of the impact of credit risk on the valuation of derivative instruments.

     The Company enters into various collateral arrangements, which require both the pledging and accepting of collateral in connection with its derivative instruments. At December 31, 2010 and 2009, the Company was obligated to return cash collateral under its control of $33 million and $26 million, respectively. This unrestricted cash collateral is included in cash and cash equivalents or in short-term investments and the obligation to return it is included in payables for collateral under securities loaned and other transactions in the consolidated balance sheets.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The Company's collateral arrangements for its over-the-counter derivatives generally require the counterparty in a net liability position, after considering the effect of netting agreements, to pledge collateral when the fair value of that counterparty's derivatives reaches a pre-determined threshold. Certain of these arrangements also include credit-contingent provisions that provide for a reduction of these thresholds (on a sliding scale that converges toward zero) in the event of downgrades in the credit ratings of the Company and/or the counterparty. In addition, certain of the Company's netting agreements for derivative instruments contain provisions that require the Company to maintain a specific investment grade credit rating from at least one of the major credit rating agencies. If the Company's credit ratings were to fall below that specific investment grade credit rating, it would be in violation of these provisions, and the counterparties to the derivative instruments could request immediate payment or demand immediate and ongoing full overnight collateralization on derivative instruments that are in a net liability position after considering the effect of netting agreements.

     The following table presents the estimated fair value of the Company's over-the-counter derivatives that are in a net liability position after considering the effect of netting agreements, together with the estimated fair value and balance sheet location of the collateral pledged. The table also presents the incremental collateral that the Company would be required to provide if there was a one notch downgrade in the Company's credit rating at the reporting date or if the Company's credit rating sustained a downgrade to a level that triggered full overnight collateralization or termination of the derivative position at the reporting date. Derivatives that are not subject to collateral agreements are not included in the scope of this table.

                                                  ESTIMATED FAIR VALUE OF    FAIR VALUE OF INCREMENTAL COLLATERAL
                                                    COLLATERAL PROVIDED:                PROVIDED UPON:
                                                  -----------------------   --------------------------------------
                                                                                             DOWNGRADE IN THE
                                                                            ONE NOTCH     COMPANY'S CREDIT RATING
                                                                            DOWNGRADE    TO A LEVEL THAT TRIGGERS
                                  ESTIMATED                                   IN THE          FULL OVERNIGHT
                              FAIR VALUE (1) OF                             COMPANY'S      COLLATERALIZATION OR
                             DERIVATIVES IN NET        FIXED MATURITY         CREDIT            TERMINATION
                             LIABILITY POSITION        SECURITIES (2)         RATING    OF THE DERIVATIVE POSITION
                             ------------------   -----------------------   ---------   --------------------------
                                                                 (IN MILLIONS)
December 31, 2010..........          $14                    $ --               $ --                 $14
December 31, 2009..........          $ 6                     $--                $--                 $ 6


--------

   (1) After taking into consideration the existence of netting agreements.

   (2) Included in fixed maturity securities in the consolidated balance sheets. The counterparties are permitted by contract to sell or repledge this collateral. At December 31, 2010 and 2009, the Company did not provide any cash collateral.

     Without considering the effect of netting agreements, the estimated fair value of the Company's over-the-counter derivatives with credit-contingent provisions that were in a gross liability position at December 31, 2010 was $18 million. At December 31, 2010, the Company did not provide any securities collateral in connection with these derivatives. In the unlikely event that both: (i) the Company's credit rating was downgraded to a level that triggers full overnight collateralization or termination of all derivative positions; and
(ii) the Company's netting agreements were deemed to be legally unenforceable, then the additional collateral that the Company would be required to provide to its counterparties in connection with its derivatives in a gross liability position at December 31, 2010 would be $18 million. This amount does not consider gross derivative assets of $4 million for which the Company has the contractual right of offset.

     The Company also has exchange-traded futures, which require the pledging of collateral. At both December 31, 2010 and 2009, the Company did not pledge any securities collateral for exchange-traded futures. At December 31, 2010, the Company did not provide any cash collateral for exchange-traded futures. At December 31, 2009, the Company provided cash collateral for exchange-traded futures of $1 million which is included in premiums, reinsurance and other receivables.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

  EMBEDDED DERIVATIVES

     The Company has certain embedded derivatives that are required to be separated from their host contracts and accounted for as derivatives. These host contracts are funds withheld on ceded reinsurance.

     The following table presents the estimated fair value of the Company's embedded derivatives at:

                                                                       DECEMBER
                                                                         31,
                                                                     -----------
                                                                     2010   2009
                                                                     ----   ----
                                                                         (IN
                                                                      MILLIONS)
Net embedded derivatives within liability host contracts:
  Funds withheld on ceded reinsurance..............................   $66    $35


     The following table presents changes in estimated fair value related to embedded derivatives:

                                                             YEARS ENDED DECEMBER 31,
                                                             ------------------------
                                                             2010      2009      2008
                                                             ----      ----      ----
                                                                   (IN MILLIONS)
Net derivative gains (losses)..............................  $(31)     $(35)     $ --


5.  FAIR VALUE

     Considerable judgment is often required in interpreting market data to develop estimates of fair value and the use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

ASSETS AND LIABILITIES MEASURED AT FAIR VALUE

  RECURRING FAIR VALUE MEASUREMENTS

     The assets and liabilities measured at estimated fair value on a recurring basis were determined as described below. These estimated fair values and their corresponding placement in the fair value hierarchy are summarized as follows:

                                                             DECEMBER 31, 2010
                                   ---------------------------------------------------------------------
                                      FAIR VALUE MEASUREMENTS AT REPORTING DATE USING
                                   -----------------------------------------------------
                                    QUOTED PRICES IN
                                   ACTIVE MARKETS FOR                        SIGNIFICANT       TOTAL
                                    IDENTICAL ASSETS    SIGNIFICANT OTHER   UNOBSERVABLE     ESTIMATED
                                     AND LIABILITIES    OBSERVABLE INPUTS      INPUTS           FAIR
                                        (LEVEL 1)           (LEVEL 2)         (LEVEL 3)        VALUE
                                   ------------------   -----------------   ------------   -------------
                                                               (IN MILLIONS)
ASSETS
Fixed maturity securities:
  U.S. corporate securities......   $             --     $         2,172     $       161   $       2,333
  Foreign corporate securities...                 --               1,016              70           1,086
  Foreign government securities..                 --                 914             120           1,034
  RMBS...........................                 --                 677               5             682
  CMBS...........................                 --                 597              39             636
  U.S. Treasury and agency
     securities..................                206                 305              --             511
  ABS............................                 --                 145              56             201
  State and political subdivision
     securities..................                 --                  63              --              63
                                   ------------------   -----------------   ------------   -------------
     Total fixed maturity
       securities................                206               5,889             451           6,546
                                   ------------------   -----------------   ------------   -------------
Equity securities:
  Common stock...................                162                  --              11             173
  Non-redeemable preferred
     stock.......................                 --                  --               5               5
                                   ------------------   -----------------   ------------   -------------
     Total equity securities.....                162                  --              16             178
                                   ------------------   -----------------   ------------   -------------
Short-term investments (1).......                 --                 167               6             173
Derivative assets: (2)
Interest rate contracts..........                 --                  51              --              51
Credit contracts.................                 --                   2              --               2
                                   ------------------   -----------------   ------------   -------------
  Total derivative assets........                 --                  53              --              53
                                   ------------------   -----------------   ------------   -------------
Separate account assets (3)......                207               1,205              23           1,435
                                   ------------------   -----------------   ------------   -------------
  Total assets...................               $575              $7,314            $496          $8,385
                                   ==================   =================   ============   =============
LIABILITIES
Derivative liabilities: (2)
  Interest rate contracts........               $ --              $    4            $ --          $    4
  Foreign currency contracts.....                 --                  13              --              13
  Credit contracts...............                 --                   3              --               3
                                   ------------------   -----------------   ------------   -------------
     Total derivative
       liabilities...............                 --                  20              --              20
                                   ------------------   -----------------   ------------   -------------
Net embedded derivatives within
  liability host contracts (4)...                 --                  --              66              66
                                   ------------------   -----------------   ------------   -------------
     Total liabilities...........               $ --              $   20            $ 66          $   86
                                   ==================   =================   ============   =============


            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                                                             DECEMBER 31, 2009
                                   ---------------------------------------------------------------------
                                      FAIR VALUE MEASUREMENTS AT REPORTING DATE USING
                                   -----------------------------------------------------
                                    QUOTED PRICES IN
                                   ACTIVE MARKETS FOR                        SIGNIFICANT       TOTAL
                                    IDENTICAL ASSETS    SIGNIFICANT OTHER   UNOBSERVABLE     ESTIMATED
                                     AND LIABILITIES    OBSERVABLE INPUTS      INPUTS           FAIR
                                        (LEVEL 1)           (LEVEL 2)         (LEVEL 3)        VALUE
                                   ------------------   -----------------   ------------   -------------
                                                               (IN MILLIONS)
ASSETS
Fixed maturity securities:
  U.S. corporate securities......   $             --     $         2,060     $       194   $       2,254
  Foreign corporate securities...                 --                 900              62             962
  Foreign government securities..                 --                 760              58             818
  RMBS...........................                 --                 744              --             744
  CMBS...........................                 --                 752              15             767
  U.S. Treasury and agency
     securities..................                177                 281              --             458
  ABS............................                 --                 258              75             333
  State and political subdivision
     securities..................                 --                  55               3              58
                                   ------------------   -----------------   ------------   -------------
     Total fixed maturity
       securities................                177               5,810             407           6,394
                                   ------------------   -----------------   ------------   -------------
Equity securities:
  Common stock...................                143                  --               1             144
  Non-redeemable preferred
     stock.......................                 --                   1               5               6
                                   ------------------   -----------------   ------------   -------------
     Total equity securities.....                143                   1               6             150
                                   ------------------   -----------------   ------------   -------------
Short-term investments...........                 --                 219              --             219
Derivative assets (2)............                 --                  43               1              44
Separate account assets (3)......                125               1,210              80           1,415
                                   ------------------   -----------------   ------------   -------------
     Total assets................               $445              $7,283            $494          $8,222
                                   ==================   =================   ============   =============
LIABILITIES
Derivative liabilities (2).......               $ --              $   10            $ --          $   10
Net embedded derivatives within
  liability host contracts (4)...                 --                  --              35              35
                                   ------------------   -----------------   ------------   -------------
     Total liabilities...........               $ --              $   10            $ 35          $   45
                                   ==================   =================   ============   =============



--------

   (1) Short-term investments as presented in the tables above differ from the amounts presented in the consolidated balance sheets because certain short-term investments are not measured at estimated fair value (e.g., time deposits, etc.), and therefore are excluded from the tables presented above.

   (2) Derivative assets are presented within other invested assets in the consolidated balance sheets and derivative liabilities are presented within other liabilities in the consolidated balance sheets. The amounts are presented gross in the tables above to reflect the presentation in the consolidated balance sheets, but are presented net for purposes of the rollforward in the Fair Value Measurements Using Significant Unobservable Inputs (Level 3) tables which follow.

   (3) Separate account assets are measured at estimated fair value. Investment performance related to separate account assets is fully offset by corresponding amounts credited to contractholders whose liability is reflected

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES within separate account liabilities. Separate account liabilities are set equal to the estimated fair value of separate account assets.

   (4) Net embedded derivatives within liability host contracts are presented within other liabilities in the consolidated balance sheets.

     The methods and assumptions used to estimate the fair value of financial instruments are summarized as follows:

  Fixed Maturity Securities, Equity Securities and Short-term Investments

     When available, the estimated fair value of the Company's fixed maturity and equity securities are based on quoted prices in active markets that are readily and regularly obtainable. Generally, these are the most liquid of the Company's securities holdings and valuation of these securities does not involve management judgment.

     When quoted prices in active markets are not available, the determination of estimated fair value is based on market standard valuation methodologies. The market standard valuation methodologies utilized include: discounted cash flow methodologies, matrix pricing or other similar techniques. The inputs in applying these market standard valuation methodologies include, but are not limited to: interest rates, credit standing of the issuer or counterparty, industry sector of the issuer, coupon rate, call provisions, sinking fund requirements, maturity and management's assumptions regarding estimated duration, liquidity and estimated future cash flows. Accordingly, the estimated fair values are based on available market information and management's judgments about financial instruments.

     The significant inputs to the market standard valuation methodologies for certain types of securities with reasonable levels of price transparency are inputs that are observable in the market or can be derived principally from or corroborated by observable market data. Such observable inputs include benchmarking prices for similar assets in active markets, quoted prices in markets that are not active and observable yields and spreads in the market.

     When observable inputs are not available, the market standard valuation methodologies for determining the estimated fair value of certain types of securities that trade infrequently, and therefore have little or no price transparency, rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from or corroborated by observable market data. These unobservable inputs can be based in large part on management judgment or estimation and cannot be supported by reference to market activity. Even though unobservable, these inputs are assumed to be consistent with what other market participants would use when pricing such securities and are considered appropriate given the circumstances.

     The use of different methodologies, assumptions and inputs may have a material effect on the estimated fair values of the Company's securities holdings.

  Derivatives

     The estimated fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives or through the use of pricing models for over-the-counter derivatives. The determination of estimated fair value, when quoted market values are not available, is based on market standard valuation methodologies and inputs that are assumed to be consistent with what other market participants would use when pricing the instruments. Derivative valuations can be affected by changes in interest rates, foreign currency exchange rates, financial indices, credit spreads, default risk (including the counterparties to the contract), volatility, liquidity and changes in estimates and assumptions used in the pricing models.

     The significant inputs to the pricing models for most over-the-counter derivatives are inputs that are observable in the market or can be derived principally from or corroborated by observable market data. Significant inputs that are observable generally include: interest rates, foreign currency exchange rates, interest rate curves, credit curves and volatility. However, certain over-the-counter derivatives may rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from or corroborated by observable

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES market data. Significant inputs that are unobservable generally include: independent broker quotes, credit correlation assumptions, references to emerging market currencies and inputs that are outside the observable portion of the interest rate curve, credit curve, volatility or other relevant market measure. These unobservable inputs may involve significant management judgment or estimation. Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and are assumed to be consistent with what other market participants would use when pricing such instruments.

     The credit risk of both the counterparty and the Company are considered in determining the estimated fair value for all over-the-counter derivatives, and any potential credit adjustment is based on the net exposure by counterparty after taking into account the effects of netting agreements and collateral arrangements. The Company values its derivative positions using the standard swap curve which includes a spread to the risk free rate. This credit spread is appropriate for those parties that execute trades at pricing levels consistent with the standard swap curve. As the Company and its significant derivative counterparties consistently execute trades at such pricing levels, additional credit risk adjustments are not currently required in the valuation process. The Company's ability to consistently execute at such pricing levels is in part due to the netting agreements and collateral arrangements that are in place with all of its significant derivative counterparties. The evaluation of the requirement to make additional credit risk adjustments is performed by the Company each reporting period.

     Most inputs for over-the-counter derivatives are mid market inputs but, in certain cases, bid level inputs are used when they are deemed more representative of exit value. Market liquidity, as well as the use of different methodologies, assumptions and inputs, may have a material effect on the estimated fair values of the Company's derivatives and could materially affect net income.

  Embedded Derivatives Within Liability Host Contracts

     Embedded derivatives are included within funds withheld related to certain ceded reinsurance. Embedded derivatives are recorded in the consolidated financial statements at estimated fair value with changes in estimated fair value reported in net income.

     The estimated fair value of the embedded derivatives within funds withheld related to certain ceded reinsurance is determined based on the change in estimated fair value of the underlying assets held by the Company in a reference portfolio backing the funds withheld liability. The estimated fair value of the underlying assets is determined as described above in "-- Fixed Maturity Securities, Equity Securities and Short-term Investments." The estimated fair value of these embedded derivatives is included, along with their funds withheld hosts, in other liabilities in the consolidated balance sheets with changes in estimated fair value recorded in net derivative gains (losses). Changes in the credit spreads on the underlying assets, interest rates and market volatility may result in significant fluctuations in the estimated fair value of these embedded derivatives that could materially affect net income.

  Separate Account Assets

     Separate account assets are carried at estimated fair value and reported as a summarized total on the consolidated balance sheets. The estimated fair value of separate account assets is based on the estimated fair value of the underlying assets owned by the separate account. Assets within the Company's separate accounts include: mutual funds, fixed maturity securities, equity securities, mortgage loans, derivatives, hedge funds, other limited partnership interests, short-term investments and cash and cash equivalents. See
"-- Valuation Techniques and Inputs by Level Within the Three-Level Fair Value Hierarchy by Major Classes of Assets and Liabilities" below for a discussion of the methods and assumptions used to estimate the fair value of these financial instruments.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

VALUATION TECHNIQUES AND INPUTS BY LEVEL WITHIN THE THREE-LEVEL FAIR VALUE HIERARCHY BY MAJOR CLASSES OF ASSETS AND LIABILITIES

     A description of the significant valuation techniques and inputs to the determination of estimated fair value for the more significant asset and liability classes measured at fair value on a recurring basis is as follows:

     The Company determines the estimated fair value of its investments using primarily the market approach and the income approach. The use of quoted prices for identical assets and matrix pricing or other similar techniques are examples of market approaches, while the use of discounted cash flow methodologies is an example of the income approach. The Company attempts to maximize the use of observable inputs and minimize the use of unobservable inputs in selecting whether the market or income approach is used.

     While certain investments have been classified as Level 1 from the use of unadjusted quoted prices for identical investments supported by high volumes of trading activity and narrow bid/ask spreads, most investments have been classified as Level 2 because the significant inputs used to measure the fair value on a recurring basis of the same or similar investment are market observable or can be corroborated using market observable information for the full term of the investment. Level 3 investments include those where estimated fair values are based on significant unobservable inputs that are supported by little or no market activity and may reflect our own assumptions about what factors market participants would use in pricing these investments.

LEVEL 1 MEASUREMENTS:

  Fixed Maturity Securities and Equity Securities

     These securities are comprised of U.S. Treasury and agency fixed maturity securities and exchange traded common stock. Valuation of these securities is based on unadjusted quoted prices in active markets that are readily and regularly available.

  Separate Account Assets

     These assets are comprised of securities that are similar in nature to the fixed maturity securities and equity securities referred to above. Also included are cash and cash equivalents, short term investments and certain exchange-traded derivatives, including financial futures. Valuation is based on unadjusted quoted prices in active markets that are readily and regularly available.

LEVEL 2 MEASUREMENTS:

  Fixed Maturity Securities, Equity Securities and Short-term Investments

     This level includes fixed maturity securities and equity securities priced principally by independent pricing services using observable inputs. Short-term investments within this level are of a similar nature and class to the Level 2 securities described below; accordingly, the valuation techniques and significant market standard observable inputs used in their valuation are also similar to those described below.

          U.S. corporate and foreign corporate securities. These securities are principally valued using the market and income approaches. Valuation is based primarily on quoted prices in markets that are not active, or using matrix pricing or other similar techniques that use standard market observable inputs such as a benchmark yields, spreads off benchmark yields, new issuances, issuer rating, duration, and trades of identical or comparable securities. Investment grade privately placed securities are valued using a discounted cash flow methodologies using standard market observable inputs, and inputs derived from, or corroborated by, market observable data including market yield curve, duration, call provisions, observable prices and spreads for similar publicly traded or privately traded issues that incorporate the credit quality and industry sector of the issuer. This level also includes certain below investment grade privately placed fixed maturity securities priced by independent pricing services that use observable inputs.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

          Structured securities comprised of RMBS, CMBS and ABS. These securities are principally valued using the market approach. Valuation is based primarily on matrix pricing or other similar techniques using standard market inputs including spreads for actively traded securities, spreads off benchmark yields, expected prepayment speeds and volumes, current and forecasted loss severity, rating, weighted average coupon, weighted average maturity, average delinquency rates, geographic region, debt-service coverage ratios and issuance-specific information including, but not limited to: collateral type, payment terms of the underlying assets, payment priority within the tranche, structure of the security, deal performance and vintage of loans.

          U.S. Treasury and agency securities. These securities are principally valued using the market approach. Valuation is based primarily on quoted prices in markets that are not active, or using matrix pricing or other similar techniques using standard market observable inputs such as benchmark U.S. Treasury yield curve, the spread off the U.S. Treasury curve for the identical security and comparable securities that are actively traded.

          Foreign government and state and political subdivision securities. These securities are principally valued using the market approach. Valuation is based primarily on matrix pricing or other similar techniques using standard market observable inputs including benchmark U.S. Treasury or other yields, issuer ratings, broker-dealer quotes, issuer spreads and reported trades of similar securities, including those within the same sub-sector or with a similar maturity or credit rating.

          Non-redeemable preferred stock. These securities are principally valued using the market approach where market quotes are available but are not considered actively traded. Valuation is based principally on observable inputs including quoted prices in markets that are not considered active.

  Derivative Assets and Derivative Liabilities

     This level includes all types of derivative instruments utilized by the Company with the exception of those derivative instruments with unobservable inputs as described in Level 3. These derivatives are principally valued using an income approach.

     Interest rate contracts. Non-option-based -- Valuations are based on present value techniques, which utilize significant inputs that may include the swap yield curve and London Inter-Bank Offer Rate ("LIBOR") basis curves.

     Foreign currency contracts. Non-option-based -- Valuations are based on present value techniques, which utilize significant inputs that may include the swap yield curve, LIBOR basis curves, currency spot rates, and cross currency basis curves.

     Credit contracts. Non-option-based -- Valuations are based on present value techniques, which utilize significant inputs that may include the swap yield curve, credit curves, and recovery rates.

  Separate Account Assets

     These assets are comprised of investments that are similar in nature to the fixed maturity securities referred to above. Also included are certain mutual funds and hedge funds without readily determinable fair values given prices are not published publicly. Valuation of the mutual funds and hedge funds is based upon quoted prices or reported NAV provided by the fund managers.

LEVEL 3 MEASUREMENTS:

     In general, investments classified within Level 3 use many of the same valuation techniques and inputs as described above. However, if key inputs are unobservable, or if the investments are less liquid and there is very limited trading activity, the investments are generally classified as Level 3. The use of independent non-binding broker quotations to value investments generally indicates there is a lack of liquidity or the general lack of transparency in the process to develop the valuation estimates generally causing these investments to be classified in Level 3.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

  Fixed Maturity Securities, Equity Securities and Short-term Investments

     This level includes fixed maturity securities and equity securities priced principally by independent broker quotations or market standard valuation methodologies using inputs that are not market observable or cannot be derived principally from or corroborated by observable market data. Short-term investments within this level are of a similar nature and class to the Level 3 securities described below; accordingly, the valuation techniques and significant market standard observable inputs used in their valuation are also similar to those described below.

          U.S. corporate and foreign corporate securities. These securities, including financial services industry hybrid securities classified within fixed maturity securities, are principally valued using the market and income approaches. Valuations are based primarily on matrix pricing or other similar techniques that utilize unobservable inputs or cannot be derived principally from, or corroborated by, observable market data, including illiquidity premiums and spread adjustments to reflect industry trends or specific credit-related issues. Valuations may be based on independent non-binding broker quotations. Generally, below investment grade privately placed or distressed securities included in this level are valued using discounted cash flow methodologies which rely upon significant, unobservable inputs and inputs that cannot be derived principally from, or corroborated by, observable market data.

          Structured securities comprised of RMBS, CMBS and ABS. These securities are principally valued using the market approach. Valuation is based primarily on matrix pricing or other similar techniques that utilize inputs that are unobservable or cannot be derived principally from, or corroborated by, observable market data, or are based on independent non-binding broker quotations. Below investment grade securities and ABS supported by sub-prime mortgage loans included in this level are valued based on inputs including quoted prices for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2, and certain of these securities are valued based on independent non-binding broker quotations.

          Foreign government and state and political subdivision securities. These securities are principally valued using the market approach. Valuation is based primarily on matrix pricing or other similar techniques, however these securities are less liquid and certain of the inputs are based on very limited trading activity.

          Common and non-redeemable preferred stock. These securities, including privately held securities and financial services industry hybrid securities classified within equity securities, are principally valued using the market and income approaches. Valuations are based primarily on matrix pricing or other similar techniques using inputs such as comparable credit rating and issuance structure. Equity securities valuations determined with discounted cash flow methodologies use inputs such as earnings multiples based on comparable public companies, and industry-specific non-earnings based multiples. Certain of these securities are valued based on independent non-binding broker quotations.

  Derivative Assets and Derivative Liabilities

     These derivatives are principally valued using an income approach. Valuations of non-option based derivatives utilize present value techniques, whereas valuations of option based derivatives utilize option pricing models. These valuation methodologies generally use the same inputs as described in the corresponding sections above for Level 2 measurements of derivatives. However, these derivatives result in Level 3 classification because one or more of the significant inputs are not observable in the market or cannot be derived principally from, or corroborated by, observable market data.

     Credit contracts. Non-option-based -- Significant unobservable inputs may include credit correlation, repurchase rates, and the extrapolation beyond observable limits of the swap yield curve and credit curves.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

  Embedded Derivatives Within Funds Withheld Related to Certain Ceded
  Reinsurance

     These derivatives are principally valued using an income approach. Valuations are based on present value techniques, which utilize significant inputs that may include the swap yield curve and the fair value of assets within the reference portfolio. These embedded derivatives result in Level 3 classification because one or more of the significant inputs are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. Significant unobservable inputs generally include: the fair value of certain assets within the reference portfolio which are not observable in the market and cannot be derived principally from, or corroborated by, observable market data.

  Separate Account Assets

     These assets are comprised of investments that are similar in nature to the fixed maturity securities referred to above. Separate account assets within this level also include mortgage loans. The estimated fair value of mortgage loans is determined by discounting expected future cash flows, using current interest rates for similar loans with similar credit risk.

TRANSFERS BETWEEN LEVELS 1 AND 2:

     During the year ended December 31, 2010, transfers between Levels 1 and 2 were not significant.

TRANSFERS INTO OR OUT OF LEVEL 3:

     Overall, transfers into and/or out of Level 3 are attributable to a change in the observability of inputs. Assets and liabilities are transferred into Level 3 when a significant input cannot be corroborated with market observable data. This occurs when market activity decreases significantly and underlying inputs cannot be observed, current prices are not available, and/or when there are significant variances in quoted prices, thereby affecting transparency. Assets and liabilities are transferred out of Level 3 when circumstances change such that a significant input can be corroborated with market observable data. This may be due to a significant increase in market activity, a specific event, or one or more significant input(s) becoming observable. Transfers into and/or out of any level are assumed to occur at the beginning of the period. Significant transfers into and/or out of Level 3 assets and liabilities for the year ended December 31, 2010 are summarized below.

     During the year ended December 31, 2010, fixed maturity securities transfers into Level 3 of $61 million resulted primarily from current market conditions characterized by a lack of trading activity, decreased liquidity and credit ratings downgrades (e.g., from investment grade to below investment grade). These current market conditions have resulted in decreased transparency of valuations and an increased use of broker quotations and unobservable inputs to determine estimated fair value principally for certain U.S. corporate securities and CMBS.

     During the year ended December 31, 2010, fixed maturity securities transfers out of Level 3 of $23 million resulted primarily from increased transparency of both new issuances that subsequent to issuance and establishment of trading activity, became priced by independent pricing services and existing issuances that, over time, the Company was able to corroborate pricing received from independent pricing services with observable inputs or increases in market activity and upgraded credit ratings primarily for certain foreign government, foreign and U.S. corporate securities.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     A rollforward of all assets and liabilities measured at estimated fair value on a recurring basis using significant unobservable (Level 3) inputs is as follows:

                                       FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
                         ---------------------------------------------------------------------------------------------------
                                       TOTAL REALIZED/UNREALIZED
                                      GAINS (LOSSES) INCLUDED IN:
                                    ------------------------------    PURCHASES,
                                                         OTHER          SALES,
                          BALANCE,                   COMPREHENSIVE  ISSUANCES AND  TRANSFER INTO  TRANSFER OUT    BALANCE,
                         JANUARY 1, EARNINGS (1),(2) INCOME (LOSS) SETTLEMENTS (3)  LEVEL 3 (4)  OF LEVEL 3 (4) DECEMBER 31,
                         ---------- ---------------- ------------- --------------- ------------- -------------- ------------
                                                                    (IN MILLIONS)

YEAR ENDED DECEMBER 31,
  2010:
ASSETS:
Fixed maturity
  securities:
  U.S. corporate
     securities.........    $194           $ 1            $ 6            $(74)          $37           $ (3)         $161
  Foreign corporate
     securities.........      62             1              7               4             3             (7)           70
  Foreign government
     securities.........      58             6              9              57            --            (10)          120
  RMBS..................      --            --             --              (1)            6             --             5
  CMBS..................      15            --             11              (2)           15             --            39
  ABS...................      75            (2)            11             (28)           --             --            56
  State and political
     subdivision
     securities.........       3            --             --              --            --             (3)           --
                         ---------- ---------------- ------------- --------------- ------------- -------------- ------------
     Total fixed
       maturity
       securities.......    $407           $ 6            $44            $(44)          $61           $(23)         $451
                         ========== ================ ============= =============== ============= ============== ============
Equity securities:
  Common stock..........    $  1           $--            $--            $ 10           $--           $ --          $ 11
  Non-redeemable
     preferred stock....       5            --             --              --            --             --             5
                         ---------- ---------------- ------------- --------------- ------------- -------------- ------------
     Total equity
       securities.......    $  6           $--            $--            $ 10           $--           $ --          $ 16
                         ========== ================ ============= =============== ============= ============== ============
Short-term investments..    $ --           $--            $--            $  6           $--           $ --          $  6
Net derivatives: (5)
  Credit contracts......    $  1           $--            $--            $ (1)          $--           $ --          $ --
                         ---------- ---------------- ------------- --------------- ------------- -------------- ------------
     Total net
       derivatives......    $  1           $--            $--            $ (1)          $--           $ --          $ --
                         ========== ================ ============= =============== ============= ============== ============
Separate account assets
  (6)...................    $ 80           $ 8            $--            $(65)          $--           $ --          $ 23



                                        FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
                          ---------------------------------------------------------------------------------------------------
                                        TOTAL REALIZED/UNREALIZED
                                       (GAINS) LOSSES INCLUDED IN:
                                     ------------------------------    PURCHASES,
                                                          OTHER          SALES,
                           BALANCE,                   COMPREHENSIVE  ISSUANCES AND  TRANSFER INTO  TRANSFER OUT    BALANCE,
                          JANUARY 1, EARNINGS (1),(2) INCOME (LOSS) SETTLEMENTS (3)  LEVEL 3 (4)  OF LEVEL 3 (4) DECEMBER 31,
                          ---------- ---------------- ------------- --------------- ------------- -------------- ------------
                                                               (IN MILLIONS)

YEAR ENDED DECEMBER 31,
  2010:
LIABILITIES:
Net embedded
  derivatives............     $35           $31            $--            $--            $--            $--           $66

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                                       FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
                                -------------------------------------------------------------------------------------
                                              TOTAL REALIZED/UNREALIZED
                                             GAINS (LOSSES) INCLUDED IN:
                                           ------------------------------    PURCHASES,
                                                                OTHER          SALES,      TRANSFER INTO
                                 BALANCE,                   COMPREHENSIVE  ISSUANCES AND    AND/OR OUT     BALANCE,
                                JANUARY 1, EARNINGS (1),(2) INCOME (LOSS) SETTLEMENTS (3) OF LEVEL 3 (4) DECEMBER 31,
                                ---------- ---------------- ------------- --------------- -------------- ------------
                                                                    (IN MILLIONS)

YEAR ENDED DECEMBER 31, 2009:
ASSETS:
Fixed maturity securities:
  U.S. corporate securities....    $165          $(23)           $37            $(15)          $ 30          $194
  Foreign corporate
     securities................      50            (4)            20              (4)            --            62
  Foreign government
     securities................      95             2              1               8            (48)           58
  RMBS.........................       2            --             --              (2)            --            --
  CMBS.........................      14            --              9               2            (10)           15
  ABS..........................      64            (2)            27              (9)            (5)           75
  State and political
     subdivision securities....      --            --             --               3             --             3
                                ---------- ---------------- ------------- --------------- -------------- ------------
     Total fixed maturity
       securities..............    $390          $(27)           $94            $(17)          $(33)         $407
                                ========== ================ ============= =============== ============== ============
Equity securities:
  Common stock.................    $  1          $ --            $--            $ --           $ --          $  1
  Non-redeemable preferred
     stock.....................       5            (1)             2              (1)            --             5
                                ---------- ---------------- ------------- --------------- -------------- ------------
     Total equity securities...    $  6          $ (1)           $ 2            $ (1)          $ --          $  6
                                ========== ================ ============= =============== ============== ============
Net derivatives (5)............    $ (1)         $  2            $--            $ --           $ --          $  1
Separate account assets (6)....    $ 95          $(14)           $--            $  3           $ (4)         $ 80



                                        FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
                                 -------------------------------------------------------------------------------------
                                               TOTAL REALIZED/UNREALIZED
                                              (GAINS) LOSSES INCLUDED IN:
                                            ------------------------------    PURCHASES,
                                                                 OTHER          SALES,      TRANSFER INTO
                                  BALANCE,                   COMPREHENSIVE  ISSUANCES AND    AND/OR OUT     BALANCE,
                                 JANUARY 1, EARNINGS (1),(2) INCOME (LOSS) SETTLEMENTS (3) OF LEVEL 3 (4) DECEMBER 31,
                                 ---------- ---------------- ------------- --------------- -------------- ------------
                                                               (IN MILLIONS)

YEAR ENDED DECEMBER 31, 2009:
LIABILITIES:
Net embedded derivatives........     $--           $35            $--            $--             $--           $35



                                      FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
                     --------------------------------------------------------------------------------------------------------
                                                                  TOTAL REALIZED/UNREALIZED
                                                                 GAINS (LOSSES) INCLUDED IN:
                                                               -------------------------------    PURCHASES,
                                                                                     OTHER          SALES,      TRANSFER INTO
                          BALANCE,       IMPACT OF   BALANCE,                    COMPREHENSIVE  ISSUANCES AND    AND/OR OUT
                     DECEMBER 31, 2007 ADOPTION (7) JANUARY 1, EARNINGS (1), (2) INCOME (LOSS) SETTLEMENTS (3) OF LEVEL 3 (4)
                     ----------------- ------------ ---------- ----------------- ------------- --------------- --------------
                                                           (IN MILLIONS)
YEAR ENDED DECEMBER
  31, 2008:
ASSETS:
Fixed maturity
  securities........        $612            $--        $612           $(56)           $(97)          $(62)           $(7)
Equity securities...        $ 12            $--        $ 12           $ (1)           $ (1)          $ (4)           $--
Net derivatives(5)..        $ --            $--        $ --           $ --            $ --           $ (1)           $--
Separate account
  assets(6).........        $124            $--        $124           $(25)           $ --           $ (1)           $(3)
                      FAIR VALUE
                     MEASUREMENTS
                         USING
                      SIGNIFICANT
                     UNOBSERVABLE
                        INPUTS
                       (LEVEL 3)
                     ------------
                       BALANCE,
                     DECEMBER 31,
                     ------------

YEAR ENDED DECEMBER
  31, 2008:
ASSETS:
Fixed maturity
  securities........     $390
Equity securities...     $  6
Net derivatives(5)..     $ (1)
Separate account
  assets(6).........     $ 95


--------

   (1) Amortization of premium/discount is included within net investment income which is reported within the earnings caption of total gains (losses). Impairments charged to earnings on securities are included within net investment gains (losses) which are reported within the earnings caption of total gains (losses). Lapses associated with embedded derivatives are included within the earnings caption of total gains (losses).

   (2) Interest and dividend accruals, as well as cash interest coupons and dividends received, are excluded from the rollforward.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   (3) The amount reported within purchases, sales, issuances and settlements is the purchase/issuance price (for purchases and issuances) and the sales/settlement proceeds (for sales and settlements) based upon the actual date purchased/issued or sold/settled. Items purchased/issued and sold/settled in the same period are excluded from the rollforward. For embedded derivatives, attributed fees are included within this caption along with settlements, if any.

   (4) Total gains and losses (in earnings and other comprehensive income
       (loss)) are calculated assuming transfers into and/or out of Level 3 occurred at the beginning of the period. Items transferred into and out in the same period are excluded from the rollforward.

   (5) Freestanding derivative assets and liabilities are presented net for purposes of the rollforward.

   (6) Investment performance related to separate account assets is fully offset by corresponding amounts credited to contractholders whose liability is reflected within separate account liabilities.

   (7) The impact of adoption of fair value measurement guidance represents the amount recognized in earnings resulting from a change in estimate for certain Level 3 financial instruments held at January 1, 2008. There was no material impact of adoption on Level 3 assets and liabilities.

     The tables below summarize both realized and unrealized gains and losses due to changes in estimated fair value recorded in earnings for Level 3 assets and liabilities:

                                                  TOTAL GAINS AND LOSSES
                                       --------------------------------------------
                                        CLASSIFICATION OF REALIZED/UNREALIZED GAINS
                                               (LOSSES) INCLUDED IN EARNINGS
                                       --------------------------------------------
                                                        NET          NET
                                           NET      INVESTMENT   DERIVATIVE
                                       INVESTMENT      GAINS        GAINS
                                         INCOME      (LOSSES)     (LOSSES)    TOTAL
                                       ----------   ----------   ----------   -----
                                                         (IN MILLIONS)
YEAR ENDED DECEMBER 31, 2010:
ASSETS:
Fixed maturity securities:
  U.S. corporate securities..........      $(1)         $ 2         $ --       $  1
  Foreign corporate securities.......        1           --           --          1
  Foreign government securities......        6           --           --          6
  ABS................................       --           (2)          --         (2)
                                           ---          ---         ----       ----
     Total fixed maturity
       securities....................      $ 6          $--         $ --       $  6
                                           ===          ---         ====       ====
LIABILITIES:
Net embedded derivatives.............      $--          $--         $(31)      $(31)

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                                                        TOTAL GAINS AND LOSSES
                                          --------------------------------------------------
                                              CLASSIFICATION OF REALIZED/UNREALIZED GAINS
                                                     (LOSSES) INCLUDED IN EARNINGS
                                          --------------------------------------------------
                                                             NET            NET
                                              NET        INVESTMENT     DERIVATIVE
                                          INVESTMENT        GAINS          GAINS
                                            INCOME        (LOSSES)       (LOSSES)      TOTAL
                                          ----------     ----------     ----------     -----
                                                             (IN MILLIONS)
YEAR ENDED DECEMBER 31, 2009:
ASSETS:
Fixed maturity securities:
  U.S. corporate securities.............      $ 3           $(26)          $ --         $(23)
  Foreign corporate securities..........       --             (4)            --           (4)
  Foreign government securities.........        2             --             --            2
  ABS...................................       --             (2)            --           (2)
                                             ----           ----           ----         ----
     Total fixed maturity securities....      $ 5           $(32)          $ --         $(27)
                                             ====           ====           ====         ====
Equity securities:
  Non-redeemable preferred stock........     $ --           $ (1)          $ --         $ (1)
                                             ----           ----           ----         ----
     Total equity securities............      $--           $ (1)          $ --         $ (1)
                                             ====           ====           ====         ====
Net derivatives.........................      $--           $ --           $  2         $  2
LIABILITIES:
Net embedded derivatives................      $--           $ --           $(35)        $(35)



                                                        TOTAL GAINS AND LOSSES
                                          --------------------------------------------------
                                              CLASSIFICATION OF REALIZED/UNREALIZED GAINS
                                                     (LOSSES) INCLUDED IN EARNINGS
                                          --------------------------------------------------
                                                             NET            NET
                                              NET        INVESTMENT     DERIVATIVE
                                          INVESTMENT        GAINS          GAINS
                                            INCOME        (LOSSES)       (LOSSES)      TOTAL
                                          ----------     ----------     ----------     -----
                                                             (IN MILLIONS)
YEAR ENDED DECEMBER 31, 2008:
ASSETS:
Fixed maturity securities...............      $ 8           $(64)          $ --         $(56)
Equity securities.......................     $ --           $ (1)           $--         $ (1)

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The tables below summarize the portion of unrealized gains and losses, due to changes in estimated fair value, recorded in earnings for Level 3 assets and liabilities that were still held at the respective time periods:

                                                 CHANGES IN UNREALIZED GAINS (LOSSES)
                                         RELATING TO ASSETS AND LIABILITIES HELD AT DECEMBER
                                                               31, 2010
                                        -----------------------------------------------------
                                                            NET             NET
                                            NET         INVESTMENT      DERIVATIVE
                                        INVESTMENT         GAINS           GAINS
                                          INCOME         (LOSSES)        (LOSSES)       TOTAL
                                        ----------      ----------      ----------      -----
                                                            (IN MILLIONS)
YEAR ENDED DECEMBER 31, 2010:
ASSETS:
Fixed maturity securities:
U.S. corporate securities.............      $(1)            $(1)           $ --          $ (2)
Foreign corporate securities..........        1              --              --             1
Foreign government securities.........        6              --              --             6
ABS...................................       --              --              --            --
                                           ----            ----            ----          ----
  Total fixed maturity securities.....      $ 6             $(1)           $ --          $  5
                                           ====            ====            ====          ====
LIABILITIES:
Net embedded derivatives..............     $ --            $ --            $(31)         $(31)



                                                 CHANGES IN UNREALIZED GAINS (LOSSES)
                                         RELATING TO ASSETS AND LIABILITIES HELD AT DECEMBER
                                                               31, 2009
                                        -----------------------------------------------------
                                                            NET             NET
                                            NET         INVESTMENT      DERIVATIVE
                                        INVESTMENT         GAINS           GAINS
                                          INCOME         (LOSSES)        (LOSSES)       TOTAL
                                        ----------      ----------      ----------      -----
                                                            (IN MILLIONS)
YEAR ENDED DECEMBER 31, 2009:
ASSETS:
Fixed maturity securities:
  U.S. corporate securities...........      $ 3            $(26)           $ --          $(23)
  Foreign corporate securities........       --              (2)             --            (2)
  Foreign government securities.......        2              --              --             2
  ABS.................................       --              (3)             --            (3)
                                           ----            ----            ----          ----
     Total fixed maturity securities..      $ 5            $(31)           $ --          $(26)
                                           ====            ====            ====          ====
Net derivatives.......................     $ --            $ --            $  2          $  2
LIABILITIES:
Net embedded derivatives..............      $--            $ --            $(35)         $(35)

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                                                 CHANGES IN UNREALIZED GAINS (LOSSES)
                                         RELATING TO ASSETS AND LIABILITIES HELD AT DECEMBER
                                                               31, 2008
                                        -----------------------------------------------------
                                                            NET             NET
                                            NET         INVESTMENT      DERIVATIVE
                                        INVESTMENT         GAINS           GAINS
                                          INCOME         (LOSSES)        (LOSSES)       TOTAL
                                        ----------      ----------      ----------      -----
                                                            (IN MILLIONS)
YEAR ENDED DECEMBER 31, 2008:
ASSETS:
Fixed maturity securities.............      $ 9            $(63)           $ --          $(54)
Equity securities.....................     $ --            $ (2)            $--          $ (2)
Net derivatives.......................      $--            $ --             $(1)         $ (1)


FAIR VALUE OF FINANCIAL INSTRUMENTS

     Amounts related to the Company's financial instruments that were not measured at fair value on a recurring basis, were as follows:

                                                                                ESTIMATED
                                                          NOTIONAL   CARRYING      FAIR
DECEMBER 31, 2010                                          AMOUNT      VALUE      VALUE
-----------------                                         --------   --------   ---------
                                                                   (IN MILLIONS)
ASSETS
Mortgage loans, net.....................................              $  562      $  610
Policy loans............................................              $1,807      $2,074
Short-term investments (1)..............................              $    2      $    2
Cash and cash equivalents...............................              $  265      $  265
Accrued investment income...............................              $   94      $   94
Premiums, reinsurance and other receivables (2).........              $  236      $  248
LIABILITIES
Policyholder account balances (2).......................              $1,075      $1,148
Payables for collateral under securities loaned and
  other transactions....................................              $  574      $  574
Long-term debt..........................................              $  102      $  124
Other liabilities (2)...................................              $    4      $    4
Separate account liabilities (2)........................              $   86      $   86
COMMITMENTS (3)
Commitments to fund private corporate bond investments..     $7       $   --      $   --

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                                                                                ESTIMATED
                                                          NOTIONAL   CARRYING      FAIR
DECEMBER 31, 2009                                          AMOUNT      VALUE      VALUE
-----------------                                         --------   --------   ---------
                                                                   (IN MILLIONS)
ASSETS
Mortgage loans, net.....................................              $  369      $  359
Policy loans............................................              $1,781      $2,015
Other invested assets (2)...............................              $    3      $    3
Cash and cash equivalents...............................              $  158      $  158
Accrued investment income...............................              $   96      $   96
Premiums, reinsurance and other receivables (2).........              $  183      $  176
LIABILITIES
Policyholder account balances (2).......................              $1,037      $  991
Payables for collateral under securities loaned and
  other transactions....................................              $  426      $  426
Long-term debt..........................................              $  101      $  117
Other liabilities (2)...................................              $    5      $    5
Separate account liabilities (2)........................              $  148      $  148
COMMITMENTS (3)
Commitments to fund private corporate bond investments..     $1       $   --      $   --


--------

   (1) Short-term investments as presented in the table above differ from the amounts presented in the consolidated balance sheets because this table does not include short-term investments that meet the definition of a security, which are measured at estimated fair value on a recurring basis.

   (2) Carrying values presented herein differ from those presented in the consolidated balance sheets because certain items within the respective financial statement caption are not considered financial instruments. Financial statement captions excluded from the table above are not considered financial instruments.

   (3) Commitments are off-balance sheet obligations.

     The methods and assumptions used to estimate the fair value of financial instruments are summarized as follows:

     The assets and liabilities measured at estimated fair value on a recurring basis include: fixed maturity securities, equity securities, derivative assets and liabilities, net embedded derivatives within liability host contracts and separate account assets. These assets and liabilities are described in the section "-- Recurring Fair Value Measurements" and, therefore, are excluded from the tables above. The estimated fair value for these financial instruments approximates carrying value.

  Mortgage Loans

     The Company originates mortgage loans principally for investment purposes. These loans are principally carried at amortized cost. The estimated fair value of mortgage loans is primarily determined by estimating expected future cash flows and discounting them using current interest rates for similar mortgage loans with similar credit risk.

  Policy Loans

     For policy loans with fixed interest rates, estimated fair values are determined using a discounted cash flow model applied to groups of similar policy loans determined by the nature of the underlying insurance liabilities. Cash flow estimates are developed applying a weighted-average interest rate to the outstanding principal balance of

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES the respective group of policy loans and an estimated average maturity determined through experience studies of the past performance of policyholder repayment behavior for similar loans. These cash flows are discounted using current risk-free interest rates with no adjustment for borrower credit risk as these loans are fully collateralized by the cash surrender value of the underlying insurance policy. The estimated fair value for policy loans with variable interest rates approximates carrying value due to the absence of borrower credit risk and the short time period between interest rate resets, which presents minimal risk of a material change in estimated fair value due to changes in market interest rates.

  Short-term Investments

     Certain short-term investments do not qualify as securities and are recognized at amortized cost in the consolidated balance sheets. For these instruments, the Company believes that there is minimal risk of material changes in interest rates or credit of the issuer such that estimated fair value approximates carrying value. In light of recent market conditions, short-term investments have been monitored to ensure there is sufficient demand and maintenance of issuer credit quality and the Company has determined additional adjustment is not required.

  Other Invested Assets

     Other invested assets within the preceding table is comprised of cash held in trust. Cash held in trust is treated as cash and cash equivalents where estimated fair value generally approximates carrying value.

  Cash and Cash Equivalents

     Due to the short-term maturities of cash and cash equivalents, the Company believes there is minimal risk of material changes in interest rates or credit of the issuer such that estimated fair value generally approximates carrying value. In light of recent market conditions, cash and cash equivalent instruments have been monitored to ensure there is sufficient demand and maintenance of issuer credit quality, or sufficient solvency in the case of depository institutions, and the Company has determined additional adjustment is not required.

  Accrued Investment Income

     Due to the short term until settlement of accrued investment income, the Company believes there is minimal risk of material changes in interest rates or credit of the issuer such that estimated fair value approximates carrying value. In light of recent market conditions, the Company has monitored the credit quality of the issuers and has determined additional adjustment is not required.

  Premiums, Reinsurance and Other Receivables

     Premiums, reinsurance and other receivables in the preceding tables are principally comprised of certain amounts recoverable under reinsurance contracts, amounts on deposit with financial institutions to facilitate daily settlements related to certain derivative positions and amounts receivable for securities sold but not yet settled.

     Premiums receivable and those amounts recoverable under reinsurance treaties determined to transfer sufficient risk are not financial instruments subject to disclosure and thus have been excluded from the amounts presented in the preceding tables. Amounts recoverable under ceded reinsurance contracts, which the Company has determined do not transfer sufficient risk such that they are accounted for using the deposit method of accounting, have been included in the preceding tables. The estimated fair value is determined as the present value of expected future cash flows under the related contracts, which were discounted using an interest rate determined to reflect the appropriate credit standing of the assuming counterparty.

     The amounts on deposit for derivative settlements essentially represent the equivalent of demand deposit balances and amounts due for securities sold are generally received over short periods such that the estimated fair

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES value approximates carrying value. In light of recent market conditions, the Company has monitored the solvency position of the financial institutions and has determined additional adjustments are not required.

  Policyholder Account Balances

     Policyholder account balances in the tables above include investment contracts. The difference between the amounts reflected as policyholder account balances in the preceding table and those recognized in the consolidated balance sheets represents those amounts due under contracts that satisfy the definition of insurance contracts and are not considered financial instruments.

     The investment contracts primarily include certain funding agreements, fixed deferred annuities and total control accounts. The fair values for these investment contracts are estimated by discounting best estimate future cash flows using current market risk-free interest rates and adding a spread to reflect the nonperformance risk in the liability.

  Payables for Collateral Under Securities Loaned and Other Transactions

     The estimated fair value for payables for collateral under securities loaned and other transactions approximates carrying value. The related agreements to loan securities are short-term in nature such that the Company believes there is limited risk of a material change in market interest rates. Additionally, because borrowers are cross-collateralized by the borrowed securities, the Company believes no additional consideration for changes in nonperformance risk are necessary.

  Long-term Debt

     The estimated fair value of long-term debt is generally determined by discounting expected future cash flows using market rates currently available for debt with similar terms, remaining maturities and reflecting the credit risk of the Company, including inputs when available, from actively traded debt of other companies with similar types of borrowing arrangements. Risk-adjusted discount rates applied to the expected future cash flows can vary significantly based upon the specific terms of each individual arrangement, including, but not limited to: subordinated rights; contractual interest rates in relation to current market rates; the structuring of the arrangement; and the nature and observability of the applicable valuation inputs. Use of different risk-adjusted discount rates could result in different estimated fair values.

  Other Liabilities

     Other liabilities included in the tables above reflect those other liabilities that satisfy the definition of financial instruments subject to disclosure. These items consist primarily of interest payable and amounts due for securities purchased but not yet settled. The Company evaluates the specific terms, facts and circumstances of each instrument to determine the appropriate estimated fair values, which were not materially different from the carrying values.

  Separate Account Liabilities

     Separate account liabilities included in the preceding tables represent those balances due to policyholders under contracts that are classified as investment contracts. The remaining amounts presented in the consolidated balance sheets represent those contracts classified as insurance contracts, which do not satisfy the definition of financial instruments.

     Separate account liabilities classified as investment contracts primarily represent variable annuities with no significant mortality risk to the Company such that the death benefit is equal to the account balance and certain contracts that provide for benefit funding.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Separate account liabilities are recognized in the consolidated balance sheets at an equivalent value of the related separate account assets. Separate account assets, which equal net deposits, net investment income and realized and unrealized investment gains and losses, are fully offset by corresponding amounts credited to the contractholders' liability which is reflected in separate account liabilities. Since separate account liabilities are fully funded by cash flows from the separate account assets which are recognized at estimated fair value as described in the section "-- Recurring Fair Value Measurements," the Company believes the value of those assets approximates the estimated fair value of the related separate account liabilities.

  Commitments to Fund Private Corporate Bond Investments

     The estimated fair values for commitments to fund private corporate bonds that will be held for investment reflected in the above tables represent the difference between the discounted expected future cash flows using interest rates that incorporate current credit risk for similar instruments on the reporting date and the principal amounts of the commitments.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

6.  DEFERRED POLICY ACQUISITION COSTS AND VALUE OF BUSINESS ACQUIRED

     Information regarding DAC and VOBA is as follows:

                                                               DAC   VOBA   TOTAL
                                                              ----   ----   -----
                                                                 (IN MILLIONS)
Balance at January 1, 2008..................................  $114   $ 23    $137
  Amortization related to:
     Net investment gains (losses)..........................    (3)     4       1
     Other expenses.........................................   (10)    (9)    (19)
                                                              ----   ----    ----
       Total amortization...................................   (13)    (5)    (18)
                                                              ----   ----    ----
  Unrealized investment gains (losses)......................     3    154     157
  Other.....................................................     2      1       3
                                                              ----   ----    ----
Balance at December 31, 2008................................   106    173     279
  Capitalizations...........................................     6     --       6
                                                              ----   ----    ----
     Subtotal...............................................   112    173     285
                                                              ----   ----    ----
  Amortization related to:
     Net investment gains (losses)..........................     3      1       4
     Other expenses.........................................   (21)   (13)    (34)
                                                              ----   ----    ----
       Total amortization...................................   (18)   (12)    (30)
                                                              ----   ----    ----
  Unrealized investment gains (losses)......................    (1)   (62)    (63)
                                                              ----   ----    ----
Balance at December 31, 2009................................    93     99     192
  Capitalizations...........................................     5     --       5
                                                              ----   ----    ----
     Subtotal...............................................    98     99     197
                                                              ----   ----    ----
  Amortization related to:
     Net investment gains (losses)..........................     1     --       1
     Other expenses.........................................   (13)   (12)    (25)
                                                              ----   ----    ----
       Total amortization...................................   (12)   (12)    (24)
                                                              ----   ----    ----
  Unrealized investment gains (losses)......................     3     (7)     (4)
                                                              ----   ----    ----
Balance at December 31, 2010................................  $ 89   $ 80    $169
                                                              ====   ====    ====



     The estimated future amortization expense allocated to other expenses for the next five years for VOBA is $8 million in 2011, $9 million in 2012, $9 million in 2013, $7 million in 2014 and $6 million in 2015.

     Amortization of DAC and VOBA is attributed to both investment gains and losses and to other expenses for the amount of gross margins or profits originating from transactions other than investment gains and losses. Unrealized investment gains and losses represent the amount of DAC and VOBA that would have been amortized if such gains and losses had been recognized.

7.  INSURANCE

  SEPARATE ACCOUNTS

     Separate account assets and liabilities include two categories of account types: pass-through separate accounts totaling $1,356 million and $1,336 million at December 31, 2010 and 2009, respectively, for which the policyholder

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES assumes all investment risk, and separate accounts for which the Company contractually guarantees either a minimum return or account value to the policyholder which totaled $79 million at both December 31, 2010 and 2009. The average interest rate credited on these contracts was 2.29% and 2.13% at December 31, 2010 and 2009, respectively.

     Fees charged to the separate accounts by the Company (including mortality charges, policy administration fees and surrender charges) are reflected in the Company's revenues as universal life and investment-type product policy fees and totaled $38 million, $48 million and $49 million for the years ended December 31, 2010, 2009 and 2008, respectively.

     For each of the years ended December 31, 2010, 2009 and 2008, there were no investment gains (losses) on transfers of assets from the general account to the separate accounts.

  OBLIGATIONS UNDER FUNDING AGREEMENTS

     During 2010, General American became a member of the Federal Home Loan Bank of Des Moines ("FHLB of Des Moines") and held $10 million of common stock of the FHLB of Des Moines at December 31, 2010, which is included in equity securities. General American had no funding agreements with the FHLB of Des Moines at December 31, 2010.

  GUARANTEES

     The Company issues annuity contracts that apply a lower rate of funds deposited if the contractholder elects to surrender the contract for cash and a higher rate if the contractholder elects to annuitize ("two tier annuities"). These guarantees include benefits that are payable in the event of death or at annuitization.

     The Company also issues universal and variable life contracts where the Company contractually guarantees to the contractholder a secondary guarantee benefit.

     Information regarding the types of guarantees relating to annuity contracts and universal and variable life contracts is as follows:

                                                                   DECEMBER 31,
                                                             ------------------------
                                                                2010           2009
                                                             ---------      ---------
                                                                 AT ANNUITIZATION
                                                             ------------------------
                                                                   (IN MILLIONS)
ANNUITY CONTRACTS (1)
TWO TIER ANNUITIES
General account value......................................  $     280      $     282
Net amount at risk (2).....................................  $      49(4)   $      50(4)
Average attained age of contractholders....................   62 years       61 years


                                                                   DECEMBER 31,
                                                             ------------------------
                                                                2010           2009
                                                             ---------      ---------
                                                                     SECONDARY
                                                                    GUARANTEES
                                                             ------------------------
                                                                   (IN MILLIONS)
UNIVERSAL AND VARIABLE LIFE CONTRACTS (1)
Account value (general and separate account)...............  $   1,378      $   1,276
Net amount at risk (2).....................................  $  15,760(3)   $  16,593(3)
Average attained age of policyholders......................   60 years       59 years

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

--------

   (1) The Company's annuity and life contracts with guarantees may offer more than one type of guarantee in each contract. Therefore, the amounts listed above may not be mutually exclusive.

   (2) The net amount at risk is based on the direct amount at risk (excluding ceded reinsurance).

   (3) The net amount at risk for guarantees of amounts in the event of death is defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date.

   (4) The net amount at risk for two tier annuities is based on the excess of the upper tier, adjusted for a profit margin, less the lower tier.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Information regarding the liabilities for guarantees (excluding base policy liabilities) relating to annuity and universal and variable life contracts is as follows:

                                                                       UNIVERSAL AND
                                                          ANNUITY      VARIABLE LIFE
                                                         CONTRACTS       CONTRACTS
                                                       -------------   -------------
                                                         GUARANTEED
                                                       ANNUITIZATION     SECONDARY
                                                          BENEFITS       GUARANTEES    TOTAL
                                                       -------------   -------------   -----
                                                                   (IN MILLIONS)
DIRECT
Balance at January 1, 2008...........................       $ 7             $ 6         $ 13
  Incurred guaranteed benefits.......................        --              --           --
  Paid guaranteed benefits...........................        --              --           --
                                                            ---             ---         ----
Balance at December 31, 2008.........................         7               6           13
  Incurred guaranteed benefits.......................        --               7            7
  Paid guaranteed benefits...........................        --              --           --
                                                            ---             ---         ----
Balance at December 31, 2009.........................         7              13           20
  Incurred guaranteed benefits.......................        --              80           80
  Paid guaranteed benefits...........................        --              --           --
                                                            ---             ---         ----
Balance at December 31, 2010.........................       $ 7             $93         $100
                                                            ===             ===         ====
CEDED
Balance at January 1, 2008...........................       $--             $--         $ --
  Incurred guaranteed benefits.......................        --              --           --
  Paid guaranteed benefits...........................        --              --           --
                                                            ---             ---         ----
Balance at December 31, 2008.........................        --              --           --
  Incurred guaranteed benefits.......................        --               7            7
  Paid guaranteed benefits...........................        --              --           --
                                                            ---             ---         ----
Balance at December 31, 2009.........................        --               7            7
  Incurred guaranteed benefits.......................        --              81           81
  Paid guaranteed benefits...........................        --              --           --
                                                            ---             ---         ----
Balance at December 31, 2010.........................       $--             $88         $ 88
                                                            ===             ===         ====
NET
Balance at January 1, 2008...........................       $ 7             $ 6         $ 13
  Incurred guaranteed benefits.......................        --              --           --
  Paid guaranteed benefits...........................        --              --           --
                                                            ---             ---         ----
Balance at December 31, 2008.........................         7               6           13
  Incurred guaranteed benefits.......................        --              --           --
  Paid guaranteed benefits...........................        --              --           --
                                                            ---             ---         ----
Balance at December 31, 2009.........................         7               6           13
  Incurred guaranteed benefits.......................        --              (1)          (1)
  Paid guaranteed benefits...........................        --              --           --
                                                            ---             ---         ----
Balance at December 31, 2010.........................       $ 7             $ 5         $ 12
                                                            ===             ===         ====


            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Account balances of contracts with insurance guarantees are invested in separate account asset classes as follows:

                                                                       DECEMBER
                                                                         31,
                                                                     -----------
                                                                     2010   2009
                                                                     ----   ----
                                                                         (IN
                                                                      MILLIONS)
Fund Groupings:
  Equity...........................................................   $15    $13
  Money Market.....................................................     2      3
  Bond.............................................................     1      1
  Balanced.........................................................     1      1
  Specialty........................................................     1      1
                                                                      ---    ---
     Total.........................................................   $20    $19
                                                                      ===    ===



8.  REINSURANCE

     The Company participates in reinsurance activities in order to limit losses and minimize exposure to significant risks.

     For its individual life insurance products, the Company has historically reinsured the mortality risk primarily on an excess of retention basis or a quota share basis. The Company currently reinsures 90% of the mortality risk in excess of $1 million for most products and reinsures up to 90% of the mortality risk for certain other products. In addition to reinsuring mortality risk as described above, the Company reinsures other risks, as well as specific coverages. Placement of reinsurance is done primarily on an automatic basis and also on a facultative basis for risks with specified characteristics. The Company evaluates its reinsurance programs routinely and may increase or decrease its retention at any time.

     The Company has exposure to catastrophes, which could contribute to significant fluctuations in the Company's results of operations. The Company uses excess of retention and quota share reinsurance agreements to provide greater diversification of risk and minimize exposure to larger risks.

     The Company reinsures its business through a diversified group of well-capitalized, highly rated reinsurers. The Company analyzes recent trends in arbitration and litigation outcomes in disputes, if any, with its reinsurers. The Company monitors ratings and evaluates the financial strength of its reinsurers by analyzing their financial statements. In addition, the reinsurance recoverable balance due from each reinsurer is evaluated as part of the overall monitoring process. Recoverability of reinsurance recoverable balances is evaluated based on these analyses. The Company generally secures large reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts and irrevocable letters of credit. These reinsurance recoverable balances are stated net of allowances for uncollectible reinsurance, which at December 31, 2010 and 2009, were immaterial.

     The Company has secured certain reinsurance recoverable balances with various forms of collateral, including secured trusts and funds withheld accounts. The Company had $336 million and $356 million of unsecured unaffiliated reinsurance recoverable balances at December 31, 2010 and 2009, respectively.

     At December 31, 2010, the Company had $702 million of net unaffiliated ceded reinsurance recoverables. Of this total, $584 million, or 83%, were with the Company's five largest unaffiliated ceded reinsurers, including $225 million of which were unsecured. At December 31, 2009, the Company had $668 million of net unaffiliated ceded reinsurance recoverables. Of this total, $551 million, or 82%, were with the Company's five largest unaffiliated ceded reinsurers, including $247 million of which were unsecured.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The amounts in the consolidated statements of operations include the impact of reinsurance. Information regarding the effect of reinsurance was as follows:

                                                              YEARS ENDED DECEMBER
                                                                      31,
                                                             ---------------------
                                                              2010    2009    2008
                                                             -----   -----   -----
                                                                 (IN MILLIONS)
PREMIUMS:
  Direct premiums..........................................  $ 335   $ 357   $ 384
  Reinsurance assumed......................................    211     184     211
  Reinsurance ceded........................................   (297)   (276)   (311)
                                                             -----   -----   -----
     Net premiums..........................................  $ 249   $ 265   $ 284
                                                             =====   =====   =====
UNIVERSAL LIFE AND INVESTMENT-TYPE PRODUCT POLICY FEES:
  Direct universal life and investment-type product policy
     fees..................................................  $ 347   $ 374   $ 357
  Reinsurance ceded........................................   (201)   (197)   (197)
                                                             -----   -----   -----
     Net universal life and investment-type product policy
       fees................................................  $ 146   $ 177   $ 160
                                                             =====   =====   =====
OTHER REVENUES:
  Direct other revenues....................................  $   3   $   7   $   2
  Reinsurance ceded........................................      2       2       4
                                                             -----   -----   -----
     Net other revenues....................................  $   5   $   9   $   6
                                                             =====   =====   =====
POLICYHOLDER BENEFITS AND CLAIMS:
  Direct policyholder benefits and claims..................  $ 618   $ 567   $ 574
  Reinsurance assumed......................................    221     110     186
  Reinsurance ceded........................................   (397)   (263)   (306)
                                                             -----   -----   -----
     Net policyholder benefits and claims..................  $ 442   $ 414   $ 454
                                                             =====   =====   =====
INTEREST CREDITED TO POLICYHOLDER ACCOUNT BALANCES:
  Direct interest credited to policyholder account
     balances..............................................  $ 206   $ 208   $ 201
  Reinsurance ceded........................................    (70)    (68)    (61)
                                                             -----   -----   -----
     Net interest credited to policyholder account
       balances............................................  $ 136   $ 140   $ 140
                                                             =====   =====   =====
OTHER EXPENSES:
  Direct other expenses....................................  $ 173   $ 209   $(436)
  Reinsurance assumed......................................     32      26     635
  Reinsurance ceded........................................   (130)   (129)   (115)
                                                             -----   -----   -----
     Net other expenses....................................  $  75   $ 106   $  84
                                                             =====   =====   =====


            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The amounts in the consolidated balance sheets include the impact of reinsurance. Information regarding the effect of reinsurance was as follows at:

                                                               DECEMBER 31, 2010
                                                  ------------------------------------------
                                                   TOTAL
                                                  BALANCE                      TOTAL, NET OF
                                                   SHEET    ASSUMED    CEDED    REINSURANCE
                                                  -------   -------   ------   -------------
                                                                 (IN MILLIONS)
ASSETS:
Premiums, reinsurance and other receivables.....   $2,443     $ --    $2,425       $   18
Deferred policy acquisition costs and value of
  business acquired.............................      169       --      (177)         346
                                                   ------     ----    ------       ------
  Total assets..................................   $2,612     $ --    $2,248       $  364
                                                   ======     ====    ======       ======
LIABILITIES:
Future policy benefits..........................   $5,091     $ 90    $   --       $5,001
Other policy-related balances...................      263       71       (72)         264
Other liabilities...............................      601       --       439          162
                                                   ------     ----    ------       ------
  Total liabilities.............................   $5,955     $161    $  367       $5,427
                                                   ======     ====    ======       ======




                                                               DECEMBER 31, 2009
                                                  ------------------------------------------
                                                   TOTAL
                                                  BALANCE                      TOTAL, NET OF
                                                   SHEET    ASSUMED    CEDED    REINSURANCE
                                                  -------   -------   ------   -------------
                                                                 (IN MILLIONS)
ASSETS:
Premiums, reinsurance and other receivables.....   $2,235     $  1    $2,211       $   23
Deferred policy acquisition costs and value of
  business acquired.............................      192       --      (252)         444
                                                   ------     ----    ------       ------
  Total assets..................................   $2,427     $  1    $1,959       $  467
                                                   ======     ====    ======       ======
LIABILITIES:
Future policy benefits..........................   $5,086     $ 75    $   --       $5,011
Other policy-related balances...................      235       46      (133)         322
Other liabilities...............................      556       --       367          189
                                                   ------     ----    ------       ------
  Total liabilities.............................   $5,877     $121    $  234       $5,522
                                                   ======     ====    ======       ======



     Reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. The deposit assets on ceded reinsurance were $236 million and $182 million at December 31, 2010 and 2009, respectively. There were no deposit liabilities for assumed reinsurance at both December 31, 2010 and 2009.

RELATED PARTY REINSURANCE TRANSACTIONS

     The Company has reinsurance agreements with certain MetLife subsidiaries, including MLIC and MetLife Investors USA Insurance Company, both of which are related parties.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Information regarding the effect of affiliated reinsurance included in the consolidated statements of operations was as follows:

                                                              YEARS ENDED DECEMBER
                                                                      31,
                                                             ---------------------
                                                              2010    2009    2008
                                                             -----   -----   -----
                                                                 (IN MILLIONS)
PREMIUMS:
  Reinsurance ceded........................................  $ (14)  $ (16)  $ (15)
UNIVERSAL LIFE AND INVESTMENT-TYPE PRODUCT POLICY FEES:
  Reinsurance ceded........................................  $(120)  $(116)  $(118)
OTHER REVENUES:
  Reinsurance ceded........................................  $   2   $   2   $   3
POLICYHOLDER BENEFITS AND CLAIMS:
  Reinsurance ceded........................................  $ (33)  $ (20)  $ (18)
INTEREST CREDITED TO POLICYHOLDER ACCOUNT BALANCES:
  Reinsurance ceded........................................  $ (70)  $ (68)  $ (61)
OTHER EXPENSES:
  Reinsurance ceded (1)....................................  $ (90)  $(105)  $ (58)


--------

   (1) As a result of the RGA transaction discussed in Note 2, reinsurance transactions between RGA and affiliates were no longer considered affiliated transactions. For purposes of comparison, the 2008 affiliated transactions between RGA and affiliates have been removed from the presentation in the table above. Affiliated transactions between RGA and affiliates for the year ended December 31, 2008 included assumed premiums, assumed benefits and other expenses on ceded reinsurance of $43 million, $120 million and $9 million, respectively.

     Information regarding the effect of affiliated reinsurance included in the consolidated balance sheets was as follows at:

                                                                    DECEMBER 31,
                                                                  ---------------
                                                                   2010     2009
                                                                  ------   ------
                                                                       CEDED
                                                                  ---------------
                                                                   (IN MILLIONS)
ASSETS:
Premiums, reinsurance and other receivables.....................  $1,683   $1,511
Deferred policy acquisition costs and value of business
  acquired......................................................    (164)    (230)
                                                                  ------   ------
  Total assets..................................................  $1,519   $1,281
                                                                  ======   ======
LIABILITIES:
Other policy-related balances...................................  $  (72)  $ (133)
Other liabilities...............................................      40       30
                                                                  ------   ------
  Total liabilities.............................................  $  (32)  $ (103)
                                                                  ======   ======



     The Company may secure certain reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts and irrevocable letters of credit. The Company had $1,643 million and $1,481 million of unsecured affiliated reinsurance recoverable balances at December 31, 2010 and 2009, respectively.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Affiliated reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. The deposit assets on ceded affiliated reinsurance were $230 million and $174 million at December 31, 2010 and 2009, respectively. There were no deposit liabilities for assumed affiliated reinsurance at both December 31, 2010 and 2009.

9.  LONG-TERM DEBT AND SHORT-TERM DEBT -- AFFILIATED

  LONG-TERM DEBT

     The Company's long-term debt primarily includes a surplus note with a fixed rate of 7.625% due January 2024. The outstanding balance of the surplus note was $101 million at both December 31, 2010 and 2009.

     Payments of interest and principal on the Company's surplus notes, which are subordinate to all other obligations, may be made only with the prior approval of the insurance department of the state of domicile.

  SHORT-TERM DEBT -- AFFILIATED

     There was no short-term debt outstanding at both December 31, 2010 and 2009. On December 31, 2007, MetLife Credit Corporation, an affiliate, issued a $50 million short-term loan to the Company with a fixed rate of 4.82%, which was repaid at maturity on January 2, 2008. The Company used the net proceeds of the loan for general corporate purposes.

  INTEREST EXPENSE

     Interest expense related to the Company's indebtedness included in other expenses was $9 million for each of the years ended December 31, 2010, 2009 and 2008.

10.  INCOME TAX

     The provision for income tax from continuing operations was as follows:

                                                                 YEARS ENDED DECEMBER
                                                                         31,
                                                               -----------------------
                                                               2010      2009     2008
                                                               ----     -----     ----
                                                                    (IN MILLIONS)
Current:
  Federal.................................................     $ 40     $  19     $(10)
  Foreign.................................................      (39)       30       75
                                                               ----     -----     ----
     Subtotal.............................................        1        49       65
                                                               ----     -----     ----
Deferred:
  Federal.................................................       (6)     (114)      30
                                                               ----     -----     ----
     Provision for income tax expense (benefit)...........     $ (5)    $ (65)    $ 95
                                                               ====     =====     ====


            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The reconciliation of the income tax provision at the U.S. statutory rate to the provision for income tax as reported for continuing operations was as follows:

                                                                 YEARS ENDED DECEMBER
                                                                          31,
                                                                ----------------------
                                                                2010     2009     2008
                                                                ----     ----     ----
                                                                     (IN MILLIONS)
Tax provision at U.S. statutory rate.......................     $  6     $(41)     $75
Tax effect of:
  Tax-exempt investment income.............................       (3)      (6)       9
  Medicare Part D..........................................        3       --       --
  Prior year tax...........................................      (11)      (4)      (7)
  Sale of former subsidiary(1).............................       --      (15)      --
  RGA dividend of interests(2).............................       --       --       16
  Other, net...............................................       --        1        2
                                                                ----     ----      ---
     Provision for income tax expense (benefit)............     $ (5)    $(65)     $95
                                                                ====     ====      ===



--------

   (1) In December 2002, Cova Corporation, a wholly owned subsidiary of the Company, was sold to MLIC, an affiliate, at which time the Company deferred the loss on the sale. On March 2, 2009, Cova Corporation was sold to a third party and subsequently the Company recognized the deferred loss.

   (2) See Notes 2 and 14 for discussion concerning the dividend of interests in RGA.

     Deferred income tax represents the tax effect of the differences between the book and tax basis of assets and liabilities. Net deferred income tax assets and liabilities consisted of the following:

                                                                      DECEMBER
                                                                        31,
                                                                    -----------
                                                                    2010   2009
                                                                    ----   ----
                                                                        (IN
                                                                     MILLIONS)
Deferred income tax assets:
  Policyholder liabilities and receivables........................  $ 90   $ 93
  DAC.............................................................     3     --
  Employee benefits...............................................    28     27
  Tax credit carryforwards........................................    45     44
  Investments.....................................................     2     --
  Other...........................................................     8      9
                                                                    ----   ----
                                                                     176    173
                                                                    ----   ----
Deferred income tax liabilities:
  DAC.............................................................    --      1
  Investments.....................................................    --      6
  Net unrealized investment gains.................................   223     73
  Other...........................................................     8      5
                                                                    ----   ----
                                                                     231     85
                                                                    ----   ----
     Net deferred income tax asset (liability)....................  $(55)  $ 88
                                                                    ====   ====



     Tax credit carryforwards of $45 million at December 31, 2010 will expire beginning in 2018.

     General American participates in a tax sharing agreement with MetLife. This agreement provides that current federal income tax expense (benefit) is computed on a separate return basis and members of the tax group shall

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES make payments or receive reimbursements to the extent that their income (loss) contributes to or reduces consolidated federal tax expense. Pursuant to this tax sharing agreement, the amount due to MetLife was $19 million for 2010 and the amounts due from MetLife were $40 million and $16 million for 2009 and 2008, respectively.

     The Company files income tax returns with the U.S. federal government and various state and local jurisdictions, as well as foreign jurisdictions. The Company is under continuous examination by the Internal Revenue Service ("IRS") and other tax authorities in jurisdictions in which the Company has significant business operations. The income tax years under examination vary by jurisdiction. With a few exceptions, the Company is no longer subject to U.S. federal, state and local, or foreign income tax examinations by tax authorities for years prior to 2006. In April of 2010, the IRS exam of the current audit cycle, year 2006, began.

     The Company classifies interest accrued related to unrecognized tax benefits in interest expense, included within other expenses, while penalties are included in income tax expense.

     At December 31, 2010, the Company's total amount of unrecognized tax benefits and the total amount of unrecognized tax benefits that would affect the effective tax rate, if recognized, was $7 million. The total amount of unrecognized tax benefits decreased by $11 million from December 31, 2009, due to a lapse in the statute of limitations.

     At both December 31, 2009 and 2008, the Company's total amount of unrecognized tax benefits and the total amount of unrecognized tax benefits that would affect the effective tax rate, if recognized, was $18 million. The total amount of unrecognized tax benefits decreased by $6 million from December 31, 2007, due to lapses in the statutes of limitations.

     It is not expected that there will be a material change in the Company's liability for unrecognized tax benefits in the next 12 months.

     A reconciliation of the beginning and ending amount of unrecognized tax benefits was as follows:

                                                               YEARS ENDED DECEMBER 31,
                                                               ------------------------
                                                               2010      2009      2008
                                                               ----      ----      ----
                                                                     (IN MILLIONS)
Balance at January 1,.....................................     $ 18       $18       $24
Additions for tax positions of current year...............       --        --        --
Lapses of statutes of limitations.........................      (11)       --        (6)
                                                               ----       ---       ---
Balance at December 31,...................................     $  7       $18       $18
                                                               ====       ===       ===



     During the year ended December 31, 2010, the Company recognized $1 million in interest expense associated with the liability for unrecognized tax benefits. At December 31, 2010, the Company had $1 million of accrued interest associated with the liability for unrecognized tax benefits, a decrease of $5 million from December 31, 2009. The $5 million decrease from December 31, 2009 in accrued interest associated with the liability for unrecognized tax benefits resulted from an increase of $1 million of interest expense and a $6 million decrease resulting from the aforementioned lapse in the statute of limitations which decreased interest expense.

     During the year ended December 31, 2009, the Company recognized $1 million in interest expense associated with the liability for unrecognized tax benefits. At December 31, 2009, the Company had $6 million of accrued interest associated with the liability for unrecognized tax benefits.

     During the year ended December 31, 2008, the Company recognized $1 million in interest expense associated with the liability for unrecognized tax benefits. At December 31, 2008, the Company had $5 million of accrued interest associated with the liability for unrecognized tax benefits.

     The U.S. Treasury Department and the IRS have indicated that they intend to address through regulations the methodology to be followed in determining the dividends received deduction ("DRD"), related to variable life

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES insurance and annuity contracts. The DRD reduces the amount of dividend income subject to tax and is a significant component of the difference between the actual tax expense and expected amount determined using the federal statutory tax rate of 35%. Any regulations that the IRS ultimately proposes for issuance in this area will be subject to public notice and comment, at which time insurance companies and other interested parties will have the opportunity to raise legal and practical questions about the content, scope and application of such regulations. As a result, the ultimate timing and substance of any such regulations are unknown at this time. For both the years ended December 31, 2010 and 2009, the Company recognized an income tax benefit of $1 million related to the separate account DRD.

11.  CONTINGENCIES, COMMITMENTS AND GUARANTEES

CONTINGENCIES

  LITIGATION

     The Company has faced numerous claims, including class action lawsuits, alleging improper marketing or sales of individual life insurance policies, annuities, mutual funds or other products. The Company continues to vigorously defend against the claims in all pending matters. Some sales practices claims may be resolved through settlement. Other sales practices claims may be won by dispositive motion or may go to trial. The current cases may seek substantial damages, including in some cases punitive and treble damages and attorneys' fees. Additional litigation relating to the Company's marketing and sales of individual life insurance, annuities, mutual funds or other products may be commenced in the future. The Company believes adequate provision has been made in its consolidated financial statements for all probable and reasonably estimated losses for sales practices matters.

     Retained Asset Account Matters. The New York Attorney General announced on July 29, 2010, that his office had launched a major fraud investigation into the life insurance industry for practices related to the use of retained asset accounts as a settlement option for death benefits and that subpoenas requesting comprehensive data related to retained asset accounts had been served on the Company's ultimate parent, MetLife, Inc., and other insurance carriers. MetLife, Inc. received the subpoena on July 30, 2010. Metropolitan Life Insurance Company and its affiliates also have received requests for documents and information from U.S. congressional committees and members as well as various state regulatory bodies, including the New York Insurance Department. It is possible that other state and federal regulators or legislative bodies may pursue similar investigations or make related inquiries. Management cannot predict what effect any such investigations might have on the Company's earnings or the availability of the Total Control Account ("TCA"), but management believes that the Company's consolidated financial statements taken as a whole would not be materially affected. Management believes that any allegations that information about the TCA is not adequately disclosed or that the accounts are fraudulent or otherwise violate state or federal laws are without merit.

     Various litigation, claims and assessments against the Company, in addition to those discussed previously and those otherwise provided for in the Company's consolidated financial statements, have arisen in the course of the Company's business, including, but not limited to, in connection with its activities as an insurer, employer, investor, investment advisor and taxpayer. Further, state regulatory authorities and other federal and state authorities regularly make inquires and conduct investigations concerning the Company's compliance with applicable insurance and other laws and regulations.

     It is not possible to predict the ultimate outcome or provide reasonable ranges of potential losses of all pending investigations and legal proceedings. In some of the matters, very large or indeterminate amounts, including punitive and treble damages, are sought. Although, in light of these considerations, it is possible that an adverse outcome in certain cases could have a material adverse effect upon the Company's financial position, based on information currently known by the Company's management, in its opinion, the outcomes of such pending investigations and legal proceedings are not likely to have such an effect. However, given the large and/or indeterminate amounts in certain of these matters and the inherent unpredictability of litigation, it is possible that an

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company's consolidated net income or cash flows in particular annual periods.

  INSOLVENCY ASSESSMENTS

     Most of the jurisdictions in which the Company is admitted to transact business require insurers doing business within the jurisdiction to participate in guaranty associations, which are organized to pay contractual benefits owed pursuant to insurance policies issued by impaired, insolvent or failed insurers. These associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer engaged. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets. Assets and liabilities held for insolvency assessments were as follows:

                                                                       DECEMBER
                                                                         31,
                                                                     -----------
                                                                     2010   2009
                                                                     ----   ----
                                                                         (IN
                                                                      MILLIONS)
Other Assets:
  Premium tax offset for future undiscounted assessments...........   $5     $5
  Premium tax offsets currently available for paid assessments.....    1      1
                                                                      --     --
                                                                      $6     $6
                                                                      ==     ==
Other Liabilities:
  Insolvency assessments...........................................   $8     $7
                                                                      ==     ==



     Assessments levied against the Company were less than $1 million for each of the years ended December 31, 2010, 2009 and 2008.

  COMMITMENTS

  Leases

     The Company, as lessor, has entered into various lease agreements for office space. Future minimum rental income relating to these lease agreements are as follows:

                                                                          RENTAL
                                                                          INCOME
                                                                      -------------
                                                                      (IN MILLIONS)
2011................................................................       $ 9
2012................................................................       $ 9
2013................................................................       $ 6
2014................................................................       $ 7
2015................................................................       $ 3
Thereafter..........................................................       $10


  COMMITMENTS TO FUND PARTNERSHIP INVESTMENTS

     The Company makes commitments to fund partnership investments in the normal course of business. The amounts of these unfunded commitments were $162 million and $177 million at December 31, 2010 and 2009, respectively. The Company anticipates that these amounts will be invested in partnerships over the next five years.

  COMMITMENTS TO FUND PRIVATE CORPORATE BOND INVESTMENTS

     The Company commits to lend funds under private corporate bond investments. The amounts of these unfunded commitments were $7 million and $1 million at December 31, 2010 and 2009, respectively.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

GUARANTEES

     In the normal course of its business, the Company has provided certain indemnities, guarantees and commitments to third parties pursuant to which it may be required to make payments now or in the future. In the context of acquisition, disposition, investment and other transactions, the Company has provided indemnities and guarantees, including those related to tax, environmental and other specific liabilities and other indemnities and guarantees that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. In addition, in the normal course of business, the Company provides indemnifications to counterparties in contracts with triggers similar to the foregoing, as well as for certain other liabilities, such as third-party lawsuits. These obligations are often subject to time limitations that vary in duration, including contractual limitations and those that arise by operation of law, such as applicable statutes of limitation. In some cases, the maximum potential obligation under the indemnities and guarantees is subject to a contractual limitation ranging from $10 million to $45 million, with a cumulative maximum of $55 million, while in other cases such limitations are not specified or applicable. Since certain of these obligations are not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these guarantees in the future. Management believes that it is unlikely the Company will have to make any material payments under these indemnities, guarantees, or commitments.

     In addition, the Company indemnifies its directors and officers as provided in its charters and by-laws. Also, the Company indemnifies its agents for liabilities incurred as a result of their representation of the Company's interests. Since these indemnities are generally not subject to limitation with respect to duration or amount, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these indemnities in the future.

     The Company had no liability for indemnities, guarantees and commitments at both December 31, 2010 and 2009.

12.  EQUITY

  STATUTORY EQUITY AND INCOME

     Each insurance company's state of domicile imposes minimum risk-based capital ("RBC") requirements that were developed by the NAIC. The formulas for determining the amount of RBC specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Regulatory compliance is determined by a ratio of total adjusted capital, as defined by the NAIC, to authorized control level RBC, as defined by the NAIC. Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. General American exceeded the minimum RBC requirements for all periods presented herein.

     The NAIC has adopted the Codification of Statutory Accounting Principles ("Statutory Codification"). Statutory Codification is intended to standardize regulatory accounting and reporting to state insurance departments. However, statutory accounting principles continue to be established by individual state laws and permitted practices. Modifications by state insurance departments may impact the effect of Statutory Codification on the statutory capital and surplus of General American.

     Statutory accounting principles differ from GAAP primarily by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, reporting surplus notes as surplus instead of debt, reporting of reinsurance contracts and valuing securities on a different basis.

     In addition, certain assets are not admitted under statutory accounting principles and are charged directly to surplus. The most significant assets not admitted by General American are net deferred income tax assets resulting from temporary differences between statutory accounting principles basis and tax basis not expected to reverse and

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES become recoverable within three years. Further, statutory accounting principles do not give recognition to purchase accounting adjustments.

     Statutory net income (loss) of General American, a Missouri domiciled insurer, was $64 million, $65 million and $1,177 million for the years ended December 31, 2010, 2009 and 2008, respectively. Statutory capital and surplus, as filed with the Missouri State Department of Insurance, was $944 million and $995 million at December 31, 2010 and 2009, respectively.

  DIVIDEND RESTRICTIONS

     Under Missouri State Insurance Law, General American is permitted, without prior insurance regulatory clearance, to pay stockholder dividends to GenAmerica as long as the aggregate amount of all such dividends in any calendar year does not exceed the greater of: (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year; or (ii) its statutory net gain from operations for the immediately preceding calendar year (excluding realized capital gains). General American will be permitted to pay a dividend to GenAmerica in excess of the greater of such two amounts only if it files notice of its intention to declare such a dividend and the amount thereof with the Missouri Commissioner of Insurance. During the years ended December 31, 2010 and 2009, General American paid a dividend of $149 million and $107 million, respectively, of which, $127 million and $87 million, respectively, was a return of capital. As described in Note 2, during the year ended December 31, 2008, General American paid to GenAmerica an in-kind extraordinary dividend of $1,318 million. The maximum amount of dividends which General American may pay to GenAmerica in 2011 without prior regulatory approval is $94 million.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

  OTHER COMPREHENSIVE INCOME (LOSS)

     The following table sets forth the reclassification adjustments required for the years ended December 31, 2010, 2009 and 2008 in other comprehensive income (loss) that are included as part of net income for the current year that have been reported as a part of other comprehensive income (loss) in the current or prior years:

                                                              YEARS ENDED DECEMBER
                                                                      31,
                                                            -----------------------
                                                             2010    2009     2008
                                                            -----   -----   -------
                                                                 (IN MILLIONS)
Holding gains (losses) on investments arising during the
  year....................................................  $ 476   $ 729   $(1,539)
Income tax effect of holding gains (losses)...............   (166)   (254)      544
Reclassification adjustments:
  Recognized holding (gains) losses included in current
     year income..........................................     --      46       105
  Amortization of premiums and accretion of discounts
     associated with investments..........................    (41)    (38)      (37)
Income tax effect.........................................     14      (3)      (26)
Allocation of holding (gains) losses on investments
  relating to other policyholder amounts..................     (6)    (63)      175
Income tax effect of allocation of holding (gains) losses
  to other policyholder amounts...........................      2      22       (61)
Unrealized investment loss on dividend of interests in
  subsidiary..............................................     --      --        88
Deferred income tax on unrealized investment loss on
  dividend of interests in subsidiary.....................     --      --       (46)
                                                            -----   -----   -------
Net unrealized investment gains (losses), net of income
  tax.....................................................    279     439      (797)
Foreign currency translation adjustments, net of income
  tax.....................................................     --      --      (229)
Defined benefit plans adjustment, net of income tax.......     (1)     (2)        8
                                                            -----   -----   -------
Other comprehensive income (loss).........................    278     437    (1,018)
Other comprehensive income (loss) attributable to
  noncontrolling interests of subsidiary at date of
  dividend of interests in subsidiary.....................     --      --       150
Foreign currency translation adjustments attributable to
  noncontrolling interests of subsidiary at date of
  dividend of interests in subsidiary.....................     --      --       107
Defined benefit plans adjustment attributable to
  noncontrolling interests of subsidiary at date of
  dividend of interests in subsidiary.....................     --      --        (4)
                                                            -----   -----   -------
Other comprehensive income (loss) attributable to General
  American Life Insurance Company, excluding cumulative
  effect of change in accounting principle................    278     437      (765)
Cumulative effect of change in accounting principle, net
  of income tax expense (benefit) of $0, less than $1
  million and $0 (see Note 1).............................     --      (1)       --
                                                            -----   -----   -------
Other comprehensive income (loss) attributable to General
  American Life Insurance Company.........................  $ 278   $ 436   $  (765)
                                                            =====   =====   =======


            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

13.  OTHER EXPENSES

     Information on other expenses was as follows:

                                                               YEARS ENDED DECEMBER
                                                                        31,
                                                              ----------------------
                                                              2010     2009     2008
                                                              ----     ----     ----
                                                                   (IN MILLIONS)
Compensation................................................  $  3     $ (6)     $15
Pension, postretirement & postemployment benefit costs......    17       20        7
Commissions.................................................   (20)     (18)      (4)
Capitalization of DAC.......................................    (5)      (6)      --
Amortization of DAC and VOBA................................    24       30       18
Interest expense on debt and debt issue costs...............     9        9        9
Premium taxes, licenses & fees..............................     9       14       11
Other.......................................................    38       63       28
                                                              ----     ----      ---
  Total other expenses......................................  $ 75     $106      $84
                                                              ====     ====      ===



  CAPITALIZATION OF DAC AND AMORTIZATION OF DAC AND VOBA

     See Note 6 for a rollforward of DAC and VOBA including impacts of capitalization and amortization.

  INTEREST EXPENSE ON DEBT AND DEBT ISSUE COSTS

     Includes interest expense on debt (see Note 9).

  AFFILIATED EXPENSES

     Commissions, capitalization of DAC and amortization of DAC and VOBA include the impact of affiliated reinsurance transactions.

     See Notes 8 and 15 for discussion of affiliated expenses included in the table above.

14.  DISCONTINUED OPERATIONS

  OPERATIONS

     The following table presents the amounts related to the operations of RGA that have been reflected as discontinued operations (see Note 2) in the consolidated statements of operations:

                                                                      YEAR ENDED
                                                                  DECEMBER 31, 2008
                                                                  -----------------
                                                                    (IN MILLIONS)
Total revenues..................................................        $3,952
Total expenses..................................................         3,796
                                                                        ------
Income before provision for income tax..........................           156
Provision for income tax........................................            53
                                                                        ------
Income from discontinued operations, net of income tax,
  attributable to General American Life Insurance Company.......           103
Income from discontinued operations, net of income tax,
  attributable to noncontrolling interests......................            94
Loss in connection with the dividend of interests in subsidiary,
  net of income tax.............................................          (398)
                                                                        ------
Income (loss) from discontinued operations, net of income tax...        $ (201)
                                                                        ======


            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The operations of RGA included direct policies and reinsurance agreements with MetLife and some of its affiliates. These agreements are generally terminable by either party upon 90 days written notice with respect to future new business. Agreements related to existing business generally are not terminable, unless the underlying policies terminate or are recaptured. These direct policies and reinsurance agreements do not constitute significant continuing involvement by the Company with RGA. Included in continuing operations in the Company's consolidated statements of operations are amounts related to these affiliated transactions, including ceded amounts that reduced premiums and fees by $23 million and ceded amounts that reduced policyholder benefits and claims by $13 million for the year ended December 31, 2008 that have not been eliminated as these transactions have continued after the RGA disposition.

15.  RELATED PARTY TRANSACTIONS

  SERVICE AGREEMENTS

     The Company has entered into various agreements with affiliates for services necessary to conduct its activities. Typical services provided under these agreements include management, policy administrative functions, personnel, investment advice and distribution services. For certain of the agreements, charges are based on various performance measures or activity-based costing. The bases for such charges are modified and adjusted by management when necessary or appropriate to reflect fairly and equitably the actual incidence of cost incurred by the Company and/or affiliate. Expenses and fees incurred with affiliates related to these agreements, recorded in other expenses, were $42 million, $48 million and $44 million for the years ended December 31, 2010, 2009 and 2008, respectively. The aforementioned expenses and fees incurred with affiliates were comprised of the following:

                                                              YEARS ENDED DECEMBER 31,
                                                              ------------------------
                                                              2010      2009      2008
                                                              ----      ----      ----
                                                                    (IN MILLIONS)
Compensation................................................   $ 3       $(6)      $21
Pension, postretirement & postemployment benefit costs......    17        20         7
Commissions.................................................     1         4         8
Other.......................................................    21        30         8
                                                               ---       ---       ---
  Total other expenses......................................   $42       $48       $44
                                                               ===       ===       ===



     Revenues received from affiliates related to these agreements were recorded as follows:

                                                              YEARS ENDED DECEMBER 31,
                                                              ------------------------
                                                              2010      2009      2008
                                                              ----      ----      ----
                                                                    (IN MILLIONS)
Universal life and investment-type product policy fees......   $2        $1        $1


     The Company had net receivables from affiliates of $4 million and $6 million at December 31, 2010 and 2009, respectively, related to the items discussed above. These amounts exclude affiliated reinsurance balances discussed in Note 8. See Note 3 for additional related party transactions.

16.  SUBSEQUENT EVENT

     The Company evaluated the recognition and disclosure of subsequent events for its December 31, 2010 consolidated financial statements.

     On February 15, 2011, the Company sold to RGA its 3,000,000 shares of RGA Class A common stock retained in the 2008 split-off (see Note 2). The Company received proceeds of $183 million and recognized investment gains (losses) of $41 million, net of income tax of $27 million.

PART C

                               OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

a. Financial Statements


The following financial statements comprising each of the Sub-Accounts of the Separate Account are included in Part B hereof:


    1. Report of Independent Registered Public Accounting Firm.

    2. Statements of Assets and Liabilities as of December 31, 2010.
    3. Statements of Operations for the year ended December 31, 2010.
    4. Statements of Changes in Net Assets for the years ended December 31, 2010 and 2009.

    5. Notes to the Financial Statements.

The following financial statements of the Company are included in Part B hereof:

    1. Report of Independent Registered Public Accounting Firm.

    2. Balance Sheets as of December 31, 2010 and 2009.
    3. Statements of Operations for the years ended December 31, 2010, 2009 and 2008.
    4. Statements of Shareholder's Equity for the years ended December 31, 2010, 2009 and 2008.
    5. Statements of Cash Flows for the years ended December 31, 2010, 2009 and 2008.

    6. Notes to the Financial Statements.


The following consolidated financial statements of General American Life Insurance Company are included in Part B hereof:


    1. Report of Independent Registered Public Accounting Firm.

    2. Consolidated Balance Sheets as of December 31, 2010 and 2009.
    3. Consolidated Statements of Operations for the years ended December 31, 2010, 2009 and 2008.
    4. Consolidated Statements of Shareholder's Equity for the years ended December 31, 2010, 2009 and 2008.
    5. Consolidated Statements of Cash Flows for the years ended December 31, 2010, 2009 and 2008.

    6. Notes to the Consolidated Financial Statements.

b. Exhibits


1.               Resolution of the Board of Directors of the Company
                 authorizing the establishment of the Variable Account (3)
2.               Not applicable
3.  (i)          Form of Principal Underwriter's Agreement (4)
    (ii)         Form of Enterprise Selling Agreement 02-10 (MetLife Investors
                 Distribution Company Sales Agreement) (14)
    (iii)        Agreement and Plan of Merger (12-01-04)(MLIDC into GAD) (10)
4.  (i)          Individual Flexible Purchase Payment Deferred Variable
                 Annuity Contract (3)
    (ii)         Death Benefit Endorsements (3)
    (iii)        Charitable Remainder Trust Endorsement (3)
    (iv)         Endorsement (Name Change) (4)
    (v)          403(b) Nationwide Tax Sheltered Annuity Endorsement
                 (MLI-398-3 (12/08)) (15)
5.               Application for Variable Annuity (3)
6.  (i)          Copy of Articles of Incorporation of the Company (1)
    (ii)         Copy of the By-Laws of the Company (1)
7.  (i)          Reinsurance Agreement between MetLife Investors Insurance
                 Company and Metropolitan Life Insurance Company (6)
    (ii)         Automatic Reinsurance Agreement between MetLife Investors
                 Insurance Company and Exeter Reassurance Company, Ltd. (6)
    (iii)        Contingent Reinsurance Agreement between MetLife Investors
                 Insurance Company and General American Life Insurance
                 Company (7)
8.  (i)     (a)  Participation Agreement among Variable Insurance Products
                 Fund, Fidelity Distributors Corporation and Cova Financial
                 Services Life Insurance Company dated November 17, 1997(2)
            (b)  First Amendment dated may 7, 2001; and Amendment/Assignment dated June 19, 2007 (12)
            (c)  Amendment No. 3 dated October 12, 2009 (13)
    (ii)    (a)  Participation Agreement among Variable Insurance Products
                 Fund II, Fidelity Distributors Corporation and Cova Financial
                 Services Life Insurance Company dated November 17, 1997(2)
            (b)  First Amendment dated May 7, 2001; and Amendment/Assignment dated June 19, 2007 (12)
    (iii)   (a)  Participation Agreement among Variable Insurance Products
                 Fund III, Fidelity Distributors Corporation and Cova
                 Financial Services Life Insurance Company dated November 17,
                 1997(2)
            (b)  Amendment No. 2 dated October 12, 2009 (13)
    (iv)         Summary Prospectus Agreement Among Fidelity Distributors
                 Corporation and MetLife Investors Insurance Company effective
                 April 30, 2010 (16)
    (v)     (a)  Fund Participation Agreement among AIM Variable Insurance
                 Funds, Inc., AIM Distributors, Inc., Cova Financial Life
                 Insurance Company and Cova Life Sales Company dated December
                 31, 1997; Amendment No. 1 dated April 23, 1999; Amendment No.
                 2 dated September 1, 2000; and Amendment No. 3 dated February
                 12, 2001 (12)
            (b)  Amendment No. 4 dated November 9, 2009 (13)
            (c)  Amendment dated April 30, 2010 (16)
            (d)  Amendment dated April 30, 2010 (16)
    (vi)    (a)  Participation Agreement among Franklin Templeton Variable
                 Insurance Products Trust, Franklin Templeton Distributors,
                 Inc. and Cova Financial Services Life Insurance Company dated
                 September 1, 2000; Amendment dated September 1, 2000;
                 Amendment dated March 1, 2001; Amendment dated May 1, 2001;
                 Amendment dated May 3, 2004; and Amendment dated June 5, 2007
                 (12)
            (b)  Amendment No. 6 dated October 2, 2009 (13)
            (c)  Amendment dated August 16, 2010 (16)
    (vii)        Amended and Restated Participation Agreement among Putnam
                 Variable Trust, Putnam Mutual Funds Corp. and Cova Financial
                 Services Life Insurance Company dated September 1, 1998;
                 Amendment dated November 12, 1999; Amendment dated May 1,
                 2001; and Amendment No. 3 dated April 24, 2006 (12)
    (viii)  (a)  Participation Agreement among Met Investors Series Trust, Met
                 Investors Advisory Corp., MetLife Investors Distribution
                 Company and MetLife Investors Insurance Company dated
                 February 12, 2001; First Amendment dated September 14, 2001(6)
            (b)  Second Amendment dated May 1, 2009 (13)
    (ix)         Participation Agreement among Metropolitan Series Fund, Inc.,
                 MetLife Advisers, LLC, MetLife Investors Distribution Company
                 and MetLife Investors Insurance Company dated August 31, 2007
                 (11)
    (x)          Participation Agreement among Investors Fund Series, Zurich
                 Kemper Investments, Inc., Zurich Kemper Distributors, Inc.
                 and Cova Financial Services Life Insurance Company dated
                 December 10, 1997; Supplement to PA dated September 1, 1998;
                 Supplement to PA dated October 1, 1999; and Supplement to PA dated February 12, 2001 (13)
    (xi)         Net Worth Maintenance Agreement among MetLife, Inc. and
                 MetLife Investors Insurance Company (effective December 31,
                 2002) (7)
    (xii)        Guarantee Agreement (General American Life Insurance Company)
                 (June 1, 1995) (8)

9.   (i)        Opinion and Consent of Counsel (10)
     (ii)       Opinion (General American Life Insurance Company) (9)
10.  (i)        Consent of Independent Registered Public Accounting Firm (Deloitte
                & Touche LLP) for the Depositor, Registrant and the Guarantor
                (filed herewith)
     (ii)       Consent of Independent Registered Public Accounting Firm (Deloitte
                & Touche LLP) for MetLife, Inc. (filed herewith)
11.             Not Applicable
12.             Agreement Governing Contribution (3)
13.  (i)   (a)  Powers of Attorney for MetLife Investors Insurance Company (13)
     (i)   (b)  Powers of Attorney for Kevin J. Paulson and Robert E. Sollmann, Jr.
                (filed herewith)
     (ii)  (a)  Powers of Attorney for General American Life Insurance Company as
                Guarantor (13)
     (ii)  (b)  Power of Attorney for Anne Belden (filed herewith)


(1) Incorporated herein by reference to Registrant's Amendment No.9 to Form N-4 (File Nos. 033-39100 and 811-05200) electronically filed on April 23, 1997.
(2) Incorporated herein by reference to Registrant's Amendment No. 26 (File Nos. 33-39100 and 811-05200) electronically filed on April 29, 1998.
(3) Incorporated herein by reference to Registrant's Post-Effective Amendment No. 15 (File Nos. 33-39100 and 811-05200) electronically filed on April 29, 1999.

(4) Incorporated herein by reference to Registrant's Post-Effective Amendment No. 20 to Form N-4 (File Nos. 33-39100 and 811-05200) electronically filed on April 26, 2001.
(5) Incorporated herein by reference to Registrant's Pre-Effective Amendment No. 1 to Form S-6 (MetLife Investors Variable Life Account One, File No. 333-69522) electronically filed on December 20, 2001.
(6) Incorporated herein by reference to Registrant's Post-Effective Amendment No. 6 to Form N-4 (File Nos. 333-50540 and 811-05200) electronically filed on April 30, 2003.
(7) Incorporated herein by reference to Registrant's Post-Effective Amendment No. 16 on Form N-4 (File Nos. 333-50540 and 811-05200) electronically filed on April 21, 2006.
(8) Incorporated herein by reference to First MetLife Investors Variable Annuity Account One's Post-Effective Amendment No. 11 on Form N-4 (File Nos. 333-96795 and 811- 08306) electronically filed on July 27, 2006.
(9) Incorporated herein by reference to Registrant's Post-Effective Amendment No. 17 on Form N-4 (File Nos. 333-50540 and 811-05200) electronically filed on July 28, 2006.
(10) Incorporated herein by reference to Registrant's Post-Effective Amendment No. 31 on Form N-4 (File Nos. 033-39100 and 811-05200) electronically filed on April 19, 2007.
(11) Incorporated herein by reference to Registrant's Post-Effective Amendment No. 17 on Form N-4 (File Nos. 333-51950 and 811-05200) electronically filed on October 31, 2007.
(12) Incorporated herein by reference to Registrant's Post-Effective Amendment No. 25 on Form N-4 (File Nos. 333-50540 and 811-05200) electronically filed on April 22, 2008.
(13) Incorporated herein by reference to Registrant's Pre-Effective Amendment No. 1 on Form N-4 (File Nos. 333-160936 and 811-05200) electronically filed on November 2, 2009.
(14) Incorporated herein by reference to Registrant's Post-Effective Amendment No. 34 on Form N-4 (File Nos. 033-39100 and 811-05200) electronically filed on April 13, 2010.
(15) Incorporated herein by reference to Registrant's Post-Effective Amendment No. 27 on Form N-4 (File Nos. 333-51950 and 811-05200) electronically filed on April 12, 2011.
(16) Incorporated herein by reference to Registrant's Post-Effective Amendment No. 31 on Form N-4 (File Nos. 333-50540 and 811-05200) electronically filed on April 12, 2011.


ITEM 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR

The following are the Officers and Directors who are engaged directly or indirectly in activities relating to the Registrant or the variable annuity contracts offered by the Registrant and the executive officers of the Company:


Name and Principal Business Address  Positions and Offices with Depositor
-----------------------------------  --------------------------------------

Michael K. Farrell                   Chairman of the Board, President,
10 Park Avenue                       Chief Executive Officer and Director
Morristown, NJ 07962

Susan A. Buffum                      Director
10 Park Avenue
Morristown, NJ 07962

James J. Reilly                      Vice President-Finance
501 Boylston Street                  (principal financial officer and
Boston, MA 02116                     principal accounting officer)

Jay S. Kaduson                       Vice President and Director
10 Park Avenue
Morristown, NY 07962

Elizabeth M. Forget                  Executive Vice President and Director
1095 Avenue of the Americas
New York, NY 10036

Robert E. Sollmann, Jr.              Executive Vice President and Director
1095 Avenue of the Americas
New York, NY 10036


George Foulke                            Director
300 Davidson Avenue
Somerset, NJ 08873

Paul A. Sylvester                        Director
10 Park Avenue
Morristown, NJ 07962

Kevin J. Paulson                         Senior Vice President and Director
4700 Westown Parkway
Suite 200
West Des Moines, IA 50266

Jeffrey A. Tupper                        Assistant Vice President and Director
5 Park Plaza
Suite 1900
Irvine, CA 92614

Debora L. Buffington                     Vice President, Director of Compliance
5 Park Plaza
Suite 1900
Irvine, CA 92614

William D. Cammarata                     Vice President
18210 Crane Nest Drive
Tampa, FL 33647

Stewart M. Ashkenazy                     Vice President, Appointed Actuary
1095 Avenue of the Americas
New York, NY 10036

Jonathan L. Rosenthal                    Vice President, Chief Hedging Officer
10 Park Avenue
Morristown, NJ 07962

Christopher A. Kremer                    Vice President
501 Boylston Street
Boston, MA 02116

Marian J. Zeldin                         Vice President
501 Route 22
Bridgewater, NJ 08807

Karen A. Johnson                         Vice President
501 Boylston Street
Boston, MA 02116

Scott E. Andrews                         Vice President
4700 Westown Parkway
Suite 200
West Des Moines, IA 50266

Roberto Baron                            Vice President
1095 Avenue of the Americas
New York, NY 10036

John J. Iwanicki                         Vice President
18210 Crane Nest Drive
Tampa, Fl 33647

Paul L. LeClair                          Vice President
501 Boylston Street
Boston, MA 02116

Gregory E. Illson                        Vice President
501 Boylston Street
Boston, MA 02116

Rashid Ismail                            Vice President
5 Park Plaza
Suite 1900
Irvine, CA 92614

Bennett D. Kleinberg                     Vice President and Director
1300 Hall Boulevard
Bloomfield, CT 06002-2910

Lisa S. Kuklinski                        Vice President
1095 Avenue of the Americas
New York, NY 10036

Jeffrey P. Halperin                      Vice President
1095 Avenue of the Americas
New York, NY 10036

Steven J. Goulart                        Treasurer
10 Park Avenue
Morristown, NJ 07962

Mark S. Reilly                           Vice President
1300 Hall Boulevard
Bloomfield, CT 06002-2910

George Luecke                            Vice President - Annuity Finance
1095 Avenue of the Americas
New York, NY 10036

Gene L. Lunman                           Vice President
1300 Hall Boulevard
Bloomfield, CT 06002-2910

Robert L. Staffier                       Vice President
501 Boylston Street
Boston, MA 02116

Tia M. Trytten                           Vice President
4700 Westown Parkway
Suite 200
West Des Moines, IA 50266

William J. Raczko                        Vice President
501 Route 22
Bridgewater, NJ 08807

Isaac Torres                             Secretary
1095 Avenue of the Americas
New York, NY 10036


ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR THE REGISTRANT

The Registrant is a separate account of MetLife Investors Insurance Company under Missouri insurance law. MetLife Investors Insurance Company is a wholly-owned direct subsidiary of MetLife, Inc., a publicly traded company. The following outline indicates those entities that are controlled by MetLife, Inc. or are under the common control of MetLife, Inc. No person is controlled by the Registrant.

           ORGANIZATIONAL STRUCTURE OF METLIFE, INC. AND SUBSIDIARIES
                                AS OF DECEMBER 31, 2010

The following is a list of subsidiaries of MetLife, Inc. updated as of December 31, 2010. Those entities which are listed at the left margin (labeled with capital letters) are direct subsidiaries of MetLife, Inc. Unless otherwise indicated, each entity which is indented under another entity is a subsidiary of that other entity and, therefore, an indirect subsidiary of MetLife, Inc. Certain inactive subsidiaries have been omitted from the MetLife, Inc. organizational listing. The voting securities (excluding directors' qualifying shares, if any) of the subsidiaries listed are 100% owned by their respective parent corporations, unless otherwise indicated. The jurisdiction of domicile of each subsidiary listed is set forth in the parenthetical following such subsidiary.


A.    MetLife Group, Inc. (NY)

B.    MetLife Bank National Association (USA)

      1. Federal Flood Certification Corp. (TX)

      2. MetLife Affiliated Insurance Agency LLC (DE)

C.    Exeter Reassurance Company, Ltd. (Bermuda)

D.    MetLife Taiwan Insurance Company Limited (Taiwan)

E.    Metropolitan Tower Life Insurance Company (DE)

      1.    TH Tower NGP, LLC (DE)

      2. Partners Tower, L.P. (DE) - a 99% limited partnership interest of Partners Tower, L.P. is held by Metropolitan Tower Life Insurance Company and 1% general partnership interest is held by TH Tower NGP, LLC (DE)

      3.    TH Tower Leasing, LLC (DE)

      4.    EntreCap Real Estate II LLC (DE)

            a)    PREFCO Dix-Huit LLC (CT)

            b)    PREFCO X Holdings LLC (CT)

            c) PREFCO Ten Limited Partnership (CT) - a 99.9% limited partnership interest of PREFCO Ten Limited Partnership is held by EntreCap Real Estate II LLC and 0.1% general partnership is held by PREFCO X Holdings LLC.

            d)    PREFCO Vingt LLC (CT)

            e) PREFCO Twenty Limited Partnership (CT) - a 99% limited partnership interest of PREFCO Twenty Limited Partnership is held by EntreCap Real Estate II LLC and 1% general partnership is held by PREFCO Vingt LLC.

     5.     Plaza Drive Properties, LLC (DE)

     6.     MTL Leasing, LLC (DE)

            a)    PREFCO IX Realty LLC (CT)

            b)    PREFCO XIV Holdings LLC (CT)

            c) PREFCO Fourteen Limited Partnership (CT) - a 99.9% limited partnership interest of PREFCO Fourteen Limited Partnership is held by MTL Leasing, LLC and 0.1% general partnership is held by PREFCO XIV Holdings LLC.

F. MetLife Chile Inversiones Limitada (Chile)- 87.98% is owned by MetLife, Inc., 12.01% is owned by Inversiones MetLife Holdco Dos Limitada and 0.01% is owned by Natiloportem Holdings, Inc.

      1. MetLife Chile Seguros de Vida S.A. (Chile)- 99.99% is owned by MetLife Chile Inversiones Limitada and 0.01% is owned by MetLife International Holdings, Inc.

            a) MetLife Chile Administradora de Mutuos Hipotecarios S.A. (Chile)- 99.99% is owned by MetLife Chile Seguros de Vida S.A. and 0.01% is owned by MetLife Chile Inversiones Limitada.

G.    Metropolitan Life Seguros de Vida S.A. (Uruguay)

H.    MetLife Securities, Inc. (DE)

I.    Enterprise General Insurance Agency, Inc. (DE)

      1.    MetLife General Insurance Agency of Texas, Inc. (TX)

      2.    MetLife General Insurance Agency of Massachusetts, Inc. (MA)

J.    Metropolitan Property and Casualty Insurance Company (RI)

      1.    Metropolitan General Insurance Company (RI)

      2.    Metropolitan Casualty Insurance Company (RI)

      3.    Metropolitan Direct Property and Casualty Insurance Company (RI)

      4.    Met P&C Managing General Agency, Inc. (TX)

      5.    MetLife Auto & Home Insurance Agency, Inc. (RI)

      6.    Metropolitan Group Property and Casualty Insurance Company (RI)

            a)    Metropolitan Reinsurance Company (U.K.) Limited (United
                  Kingdom)

      7.    Metropolitan Lloyds, Inc. (TX)

            a) Metropolitan Lloyds Insurance Company of Texas (TX)- Metropolitan Lloyds Insurance Company of Texas, an affiliated association, provides automobile, homeowner and related insurance for the Texas market. It is an association of individuals designated as underwriters. Metropolitan Lloyds, Inc., a subsidiary of Metropolitan Property and Casualty Insurance Company, serves as the attorney-in-fact and manages the association.

      8.    Economy Fire & Casualty Company (IL)

            a)    Economy Preferred Insurance Company (IL)

            b)    Economy Premier Assurance Company (IL)

K.    MetLife Investors Insurance Company (MO)

L.    First MetLife Investors Insurance Company (NY)

M.    Walnut Street Securities, Inc. (MO)

N.    Newbury Insurance Company, Limited (Bermuda)

O.    MetLife Investors Group, Inc. (DE)

      1.    MetLife Investors Distribution Company (MO)

      2.    MetLife Advisers, LLC (MA)

P.    MetLife International Holdings, Inc. (DE)

      1.    MetLife Mexico Cares, S.A. de C.V. (Mexico)

            a)    Fundacion MetLife Mexico, A.C. (Mexico)

      2.    Natiloportem Holdings, Inc. (DE)

            a)    Servicios Administrativos Gen, S.A. de C.V. (Mexico)

                  i) MLA Comercial, S.A. de C.V. (Mexico) 99% is owned by Servicios Administrativos Gen, S.A. de C.V. and 1% is owned by MetLife Mexico Cares, S.A. de C.V.

                  ii) MLA Servicios, S.A. de C.V. (Mexico) 99% is owned by Servicios Administrativos Gen, S.A. de C.V. and 1% is owned by MetLife Mexico Cares, S.A. de C.V.

      3. MetLife India Insurance Company Limited (India)- 26% is owned by MetLife International Holdings, Inc. and 74% is owned by third parties.


      4.    Metropolitan Life Insurance Company of Hong Kong Limited (Hong
            Kong)- 99.99935% is owned by MetLife International Holdings, Inc. and 0.00065% is owned by Natiloporterm Holdings, Inc.


      5. MetLife Seguros de Vida S.A. (Argentina)- 96.7372% is owned by MetLife International Holdings, Inc. and 3.2628% is owned by Natiloportem Holdings, Inc.


      6. Metropolitan Life Seguros e Previdencia Privada S.A. (Brazil)- 66.6617540% is owned by MetLife International Holdings, Inc., 33.3382457% is owned by MetLife Worldwide Holdings, Inc. and 0.0000003% is owned by Natiloportem Holdings, Inc.


      7.    MetLife Global, Inc. (DE)

      8. MetLife Administradora de Fundos Multipatrocinados Ltda. (Brazil) - 95.46% is owned by MetLife International Holdings, Inc. and 4.54% is owned by Natiloportem Holdings, Inc.

      9.    MetLife Insurance Limited (United Kingdom)

      10.   MetLife Limited (United Kingdom)

      11. MetLife Insurance S.A./NV (Belgium) - 99.99999% of MetLife Insurance S.A./NV is owned by MetLife International Holdings, Inc. and 0.00001% by Natiloportem Holdings, Inc.

      12.   MetLife Services Limited (United Kingdom)

      13.   MetLife Europe R Limited (Ireland)

      14. MetLife Seguros de Retiro S.A. (Argentina) - 96.8488% is owned by MetLife International Holdings, Inc. and 3.1512% is owned by Natiloportem Holdings, Inc.

      15. Best Market S.A. (Argentina) - 5% of the shares are held by Natiloportem Holdings, Inc. and 95% is owned by MetLife International Holdings Inc.

      16. Compania Previsional MetLife S.A. (Brazil) - 95.46% is owned by MetLife International Holdings, Inc. and 4.54% is owned by Natiloportem Holdings, Inc.


           (a) Met AFJP S.A. (Argentina) - 75.41% of the shares of Met AFJP S.A. are held by Compania Previsional MetLife S.A., 19.59% is owned by MetLife Seguros de Vida S.A., 3.97% is held by Natiloportem Holdings, Inc. and 1.03% is held by MetLife Seguros de Retiro S.A.


      17.   MetLife Worldwide Holdings, Inc. (DE)

            a)    MetLife Towarzystwo Ubezpieczen na Zycie Spolka Akcyjna.
                  (Poland)

            b)    MetLife Direct Co., LTD. (Japan)

            c)    MetLife Limited (Hong Kong)

      18.   MetLife NC Limited (Ireland)

      19.   MetLife Europe Services Limited (Ireland)

      20.   MetLife International Limited, LLC (DE)

      21. MetLife Planos Odontologicos Ltda. (Brazil) - 99.999% is owned by MetLife International Holdings, Inc. and .001% is owned by Natiloportem Holdings, Inc.

      22.   MetLife Ireland Holdings One Limited (Ireland)

            A. MetLife Global Holdings Corporation S.A. de C.V. (Mexico) - 98.9% is owned by MetLife Ireland Holdings One Limited and 1.1% is owned by MetLife International Limited, LLC.

                  i)    MetLife Ireland Treasury Limited (Ireland)

                        a)    MetLife General Insurance Limited (Australia)

                        b)    MetLife Insurance Limited (Australia)

                              1) MetLife Services (Singapore) PTE Limited (Singapore)

                              2)    The Direct Call Centre PTY Limited
                                    (Australia)

                              3)    MetLife Investments PTY Limited (Australia)

                              4)    MetLife Insurance and Investment Trust
                                    (Australia) - MetLife Insurance and
                                    Investment Trust is a trust vehicle, the trustee of which is MetLife Investments PTY Limited ("MIPL"). MIPL is a wholly owned subsidiary of MetLife Insurance Limited.

                  ii) Metropolitan Global Management, LLC (DE) - 99.7% is owned by MetLife Global Holdings Corporation, S.A. de C.V. and 0.3% is owned by MetLife International Holdings, Inc.

                        a) MetLife Pensiones Mexico S.A. (Mexico)- 97.4738% is owned by Metropolitan Global Management, LLC and 2.5262% is owned by MetLife International Holdings, Inc.

                        b) MetLife Mexico Servicios, S.A. de C.V. (Mexico) - 98% is owned by Metropolitan Global Management, LLC and 2% is owned by MetLife International Holdings, Inc.

                        c) MetLife Mexico S.A. (Mexico)- 98.70541% is owned by Metropolitan Global Management, LLC and 1.29459% is owned by MetLife International Holdings, Inc.

                              1. MetLife Afore, S.A. de C.V. (Mexico)- 99.99% is owned by MetLife Mexico S.A. and 0.01% is owned by MetLife Pensiones Mexico S.A.

                                    aa)    Met1 SIEFORE, S.A. de C.V. (Mexico)-
                                           99.99% is owned by MetLife Afore,
                                           S.A. de C.V. and 0.01% is owned by
                                           MetLife Mexico S.A.

                                    bb)    Met2 SIEFORE, S.A. de C.V. (Mexico)-
                                           99.99% is owned by MetLife Afore,
                                           S.A. de C.V. and 0.01% is owned by
                                           MetLife Mexico S.A.

                                    cc)    MetA SIEFORE Adicional, S.A. de C.V.
                                           (Mexico)- 99.99% is owned by MetLife
                                           Afore, S.A. de C.V. and 0.01% is
                                           owned by MetLife Mexico S.A.

                                    dd)    Met3 SIEFORE Basica, S.A. de C.V.
                                           (Mexico) - 99.99% is owned by MetLife
                                           Afore, S.A. de C.V. and 0.01% is
                                           owned by MetLife Mexico S.A.

                                    ee)    Met4 SIEFORE, S.A. de C.V. (Mexico) -
                                           99.99% is owned by MetLife Afore,
                                           S.A. de C.V. and 0.01% is owned by
                                           MetLife Mexico S.A.

                                    ff)    Met5 SIEFORE, S.A. de C.V. (Mexico) -
                                           99.99% is owned by MetLife Afore,
                                           S.A. de C.V. and 0.01% is owned by
                                           MetLife Mexico S.A.

                              2.    ML Capacitacion Comercial S.A. de C.V.
                                    (Mexico) - 99% is owned by MetLife Mexico
                                    S.A. and 1% is owned by MetLife Mexico
                                    Cares, S.A. de C.V.

                        d. MetLife Insurance Company of Korea Limited (South Korea)- 14.64% of MetLife Insurance Company of Korea Limited is owned by MetLife, Mexico, S.A. and 85.36% is owned by Metropolitan Global Management, LLC

      23. Inversiones Metlife Holdco Dos Limitada (Chile)- 99% is owned by Metlife International Holdings, Inc. and 1% is owned by Natiloportem Holdings, Inc.

Q.    Metropolitan Life Insurance Company (NY)

      1.    334 Madison Euro Investments, Inc. (DE)

      2.    St. James Fleet Investments Two Limited (Cayman Islands)

            a)    Park Twenty Three Investments Company (United Kingdom)

                  i) Convent Station Euro Investments Four Company (United Kingdom)

                        aa) One Madison Investments (Cayco) Limited (Cayman Islands)- 99.99999% voting control of One Madison Investments (Cayco) Limited is held by Convent Station Euro Investments Four Company and 0.00001% by St. James Fleet Investments Two Limited.

      3. CRB Co., Inc. (MA)- AEW Real Estate Advisors, Inc. holds 49,000 preferred non-voting shares and AEW Advisors, Inc. holds 1,000 preferred non-voting shares of CRB, Co., Inc.

      4.    MLIC Asset Holdings II LLC (DE)

      5.    Thorngate, LLC (DE)

      6.    Alternative Fuel I, LLC (DE)

      7.    Transmountain Land & Livestock Company (MT)

      8.    MetPark Funding, Inc. (DE)

      9.    HPZ Assets LLC (DE)

      10.   Missouri Reinsurance (Barbados), Inc. (Barbados)

      11.   Metropolitan Tower Realty Company, Inc. (DE)

            a)    Midtown Heights, LLC (DE)

      12.   MetLife Real Estate Cayman Company (Cayman Islands)

      13.   Metropolitan Marine Way Investments Limited (Canada)

      14.   MetLife Private Equity Holdings, LLC (DE)

      15.   23rd Street Investments, Inc. (DE)

            a) MetLife Capital Credit L.P. (DE)- 1% General Partnership interest is held by 23rd Street Investments, Inc. and 99% Limited Partnership interest is held by Metropolitan Life Insurance Company.

            b) MetLife Capital Limited Partnership (DE)- 1% General Partnership interest is held by 23rd Street Investments, Inc. and 99% Limited Partnership Interest is held by Metropolitan Life Insurance Company.

      16.   Hyatt Legal Plans, Inc. (DE)

            a)    Hyatt Legal Plans of Florida, Inc. (FL)

      17.   MetLife Holdings, Inc. (DE)

            a)    MetLife Credit Corp. (DE)

            b)    MetLife Funding, Inc. (DE)

      18.   MetLife Investments Asia Limited (Hong Kong).

      19. MetLife Investments Limited (United Kingdom)- 23rd Street Investments, Inc. holds one share of MetLife Investments Limited.

      20. MetLife Latin America Asesorias e Inversiones Limitada (Chile)- 23rd Street Investments, Inc. holds 0.01% of MetLife Latin America Asesorias e Inversiones Limitada.

      21.   New England Life Insurance Company (MA)

            a)    New England Securities Corporation (MA)

      22.   GenAmerica Financial, LLC (DE)

            a)    GenAmerica Capital I (DE)

            b)    General American Life Insurance Company (MO)

      23.   Corporate Real Estate Holdings, LLC (DE)

      24. Ten Park SPC (Cayman Islands) - 1% voting control of Ten Park SPC is held by 23rd Street Investments, Inc.

      25.   MetLife Tower Resources Group, Inc. (DE)

      26.   Headland - Pacific Palisades, LLC (CA)

      27. Headland Properties Associates (CA) - 1% is owned by Headland - Pacific Palisades, LLC and 99% is owned by Metropolitan
            Life Insurance Company.

      28.   Krisman, Inc. (MO)

      29.   Special Multi-Asset Receivables Trust (DE)

      30.   White Oak Royalty Company (OK)

      31.   500 Grant Street GP LLC (DE)

      32. 500 Grant Street Associates Limited Partnership (CT) - 99% of 500 Grant Street Associates Limited Partnership is held by Metropolitan Life Insurance Company and 1% by 500 Grant Street GP LLC

      33.   MetLife Canada/MetVie Canada (Canada)

      34.   MetLife Retirement Services LLC (NJ)

            a)   MetLife Investment Funds Services LLC (NJ)

                 (i)   MetLife Associates LLC (DE)

      35.   Euro CL Investments LLC (DE)

      36.   MEX DF Properties, LLC (DE)

      37. MSV Irvine Property, LLC (DE) - 4% of MSV Irvine Property, LLC is owned by Metropolitan Tower Realty Company, Inc. and 96% is owned by Metropolitan Life Insurance Company

      38.   MetLife Properties Ventures, LLC (DE)

            a)   Citypoint Holdings II Limited (United Kingdom)

      39.   Housing Fund Manager, LLC (DE)


            a) MTC Fund I, LLC (DE) 0.01% of MTC Fund I, LLC is held by Housing Fund Manager, LLC. - Housing Fund Manager, LLC is the managing member LLC and the remaining interests are held by a third party member.

            b) MTC Fund II, LLC (DE) - 0.01% of MTC Fund II, LLC is held by Housing Fund Manager, LLC. - Housing Fund Manager, LLC is the managing member LLC and the remaining interests are held by a third party member.

            c) MTC Fund III, LLC (DE) - 0.01% of MTC Fund III, LLC is held by Housing Fund Manager, LLC. - Housing Fund Manager, LLC is the managing member LLC and the remaining interests are held by a third party member.

      40.   MLIC Asset Holdings, LLC (DE)

      41.   85 Broad Street Mezzanine LLC (DE)

            (a)   85 Broad Street LLC (DE)

      42.   The Building at 575 Fifth Avenue Mezzanine LLC (DE)

            (a)   The Building at 575 Fifth LLC (DE)

      43. CML Columbia Park Fund I, LLC (DE)- 10% of membership interest is held by MetLife Insurance Company of Connecticut and 90% membership interest is held by Metropolitan Life Insurance Company.

      44. Para-Met Plaza Associates (FL)- 75% of the General Partnership is held by Metropolitan Life Insurance Company and 25% of the General Partnership is held by Metropolitan Tower Realty Company, Inc.

R.    MetLife Capital Trust IV (DE)

S. MetLife Insurance Company of Connecticut (CT) - 86.72% is owned by MetLife, Inc. and 13.28% by MetLife Investors Group, Inc.

      1.    MetLife Property Ventures Canada ULC (Canada)


      2. Pilgrim Alternative Investments Opportunity Fund I, LLC (DE) - 67% is owned by MetLife Insurance Company of Connecticut and 33% is owned by third party.

      3.    Pilgrim Alternative Investments Opportunity Fund III Associates, LLC
            (CT) - 67% is owned by MetLife Insurance Company of Connecticut and 33% is owned by third party.

      4.    Metropolitan Connecticut Properties Ventures, LLC (DE)

            a)    ML/VCC UT West Jordan, LLC (DE)

      5.    MetLife Canadian Property Ventures LLC (NY)

      6.    Euro TI Investments LLC (DE)

      7.    Greenwich Street Investments, LLC (DE)

            a)    Greenwich Street Capital Offshore Fund, Ltd. (Virgin
                  Islands)

            b)    Greenwich Street Investments, L.P. (DE)

      8. One Financial Place Corporation (DE) - 100% is owned in the aggregate by MetLife Insurance Company of Connecticut.

      9.    Plaza LLC (CT)

            a)    Tower Square Securities, Inc. (CT)

      10.   TIC European Real Estate LP, LLC (DE)

      11.   MetLife European Holdings, LLC (DE)

            a) MetLife Europe Limited (Ireland)

               i) MetLife Pension Trustees Limited (United Kingdom)

            b) MetLife Assurance Limited (United Kingdom)

      12.   Travelers International Investments Ltd. (Cayman Islands)

      13.   Euro TL Investments LLC (DE)

      14.   Corrigan TLP LLC (DE)

      15.   TLA Holdings LLC (DE)

            a)    The Prospect Company (DE)

                  i)    Panther Valley, Inc. (NJ)

      16. TRAL & Co. (CT) - TRAL & Co. is a general partnership. Its partners are MetLife Insurance Company of Connecticut and Metropolitan Life Insurance Company.

      17.   MetLife Investors USA Insurance Company (DE)

            a)    MetLife Renewables Holding, LLC (DE)

                  i)    Greater Sandhill I, LLC (DE)

      18.   TLA Holdings II LLC (DE)

      19.   TLA Holdings III LLC (DE)

      20. MetLife Greenstone Southeast Ventures, LLC (DE) - 95% of MetLife Greenstone Southeast Ventures, LLC is owned by MetLife Insurance Company of Connecticut and 5% is owned by Metropolitan Connecticut Properties Ventures, LLC

            a.    MLGP Lakeside, LLC (DE)

T.    MetLife Reinsurance Company of South Carolina (SC)

U.    MetLife Investment Advisors Company, LLC (DE)

V.    MetLife Standby I, LLC (DE)

      1.   MetLife Exchange Trust I (DE)

W.    MetLife Services and Solutions, LLC (DE)

      1.   MetLife Solutions Pte. Ltd. (Singapore)

           i)    MetLife Services East Private Limited (India)


           ii) MetLife Global Operations Support Center Private Limited (India) - 99.99999% is owned by MetLife Solutions Pte. Ltd. and 0.00001% is owned by Natiloportem Holdings, Inc.


X.    SafeGuard Health Enterprises, Inc. (DE)

      1.   SafeGuard Dental Services, Inc. (DE)

      2.   SafeGuard Health Plans, Inc. (CA)

      3.   SafeHealth Life Insurance Company (CA)

      4.   SafeGuard Health Plans, Inc. (FL)

      5.   SafeGuard Health Plans, Inc. (NV)

      6.   SafeGuard Health Plans, Inc. (TX)

Y.    MetLife Capital Trust X (DE)

Z.    Cova Life Management Company (DE)

AA.   MetLife Reinsurance Company of Charleston (SC)

AB.   MetLife Reinsurance Company of Vermont (VT)

AC.   Delaware American Life Insurance Company (US)

      1.    GBN, LLC (US)

AD.   American Life Insurance Company (ALICO) (US)

      1.    ALICO Nagasaki Operation Yugen Kaisha (Japan)

      2.    Communication One Kabushiki Kaisha (Japan)

      3.    Financial Learning Kabushiki Kaisha (Japan)

      4. Pharaonic American Life Insurance Company (Egypt) - 84.125% of Pharaonic American Life Insurance Company is owned by ALICO and the remaining interests are owned by third parties.

      5.    A.I.G. Limited (Nigeria)

      6.    ALICO Limited (Nigeria)

      7.    American Life Limited (Nigeria)

      8. American Life Insurance Company (Pakistan) Ltd. (Pakistan) - 66.47% of American Life Insurance Company (Pakistan) Ltd. Is owned by ALICO and the remaining interests are owned by third parties.

      9.    American Life Hayat Sigorta A.S. (Turkey)

      10.   ALICO (Bulgaria) Zhivotozastrahovatelno Druzestvo EAD (Bulgaria)

      11. UBB - ALICO Zhivotozastrahovatelno Druzestvo AD (Bulgaria) - 40% of UBB-ALICO Zhivotozastrahovatelno Druzestvo is owned by ALICO and the remaining interests are owned by third parties.

      12.   Amcico Pojistovna A.S. (Czech Republic)

      13. Hellenic ALICO Life Insurance Company Ltd. (Cyprus) - 27.5% of Hellenic ALICO Life Insurance Company Ltd. is owned by ALICO and the remaining interests are owned by third parties.

      14.   ALICO S.A. (France)

            a. ALICO Direct (France) - 50% of ALICO Direct is owned by ALICO S.A. and the remaining interests by AIG Europe, S.A.

            b.    ALICO Solutions S.A.S. (France)

      15. ALICO Mutual Fund Management Company (Greece) - 90% of ALICO Mutual Fund Management Company is owned by ALICO and the remaining interests are owned by third parties.

      16. Hestis S.A. (France) - 66.06% of Hestis S.A. is owned by ALICO and the remaining interests are owned by third parties.

            a.    Hestis Courtage Sarl (France)

      17. AHICO First American Hungarian Insurance Company (Elso Amerikai-Magyar Biztosito) Zrt (Hungary)

            a.    First Hungarian-American Insurance Agency Limited (Hungary)

      18.   ALICO Life International Limited (Ireland)

      19.   ALICO Isle of Man Limited (Isle of Man)

      20.   ALICO Italia S.p.A. (Italy)

            a. Agenvita S.r.L. (Italy) - 95% of Agenvita S.r.L. is owned by ALICO Italia S.p.A., the remaining 5% is owned by ALICO.

      21. AMPLICO Life-First American Polish Life Insurance & Reinsurance Company, S.A. (Poland)

            a.    Amplico Services Sp z.o.o. (Poland)

            b.    AMPLICO Towartzystwo Funduszky Inwestycyjnych, S.A. (Poland)

            c. AMPLICO Powszechne Towartzystwo Emerytalne S.A. (Poland) - 50% of AMPLICO Powszechne Towarzystwo Emerytalne S.A. is owned by AMPLICO Life-First American Polish Life Insurance & Reinsurance Company, S.A. and the remaining 50% is owned by ALICO.

      22. AIG Polska Towartzystwo Ubezpieczen S.A. (AIG PTU) (Poland) - 0.748% of AIG PTU is owned by ALICO and the remaining interests are owned by third parties.

      23.   ALICO Asigurari Romania S.A. (Romania)

            a. ALICO Societate de Administrare a unui Fond de Pensii Administrat Privat S.A. (Romania) - 99.9748% of ALICO Societate de Administrare a unui Fond de Pensii Administrat Privat S.A.is owned by ALICO Asigurari Romania S.A. and .0252% is owned by AMPLICO Services Sp z.o.o.

      24.   International Investment Holding Company Limited (Russia)

      25.   ALICO European Holdings Limited (Ireland)

            a.    ZAO Master D (Russia)

                  i. ZAO ALICO Insurance Company (Russia) - 51% of ZAO ALICO Insurance Company is owned by ZAO Master D and 49% is owned by ALICO.

      26.   ALICO Akcionarska Drustvoza za Zivotno Osiguranje (Serbia)

      27.   AMSLICO poist'ovna ALICO a.s. (Slovakia)

            a.    ALICO Services Central Europe s.r.o. (Slovakia)

            b.    ALICO Funds Central Europe sprav.spol., a.s. (Slovakia)

      28. ALICO AIG Europe A.I.E. (Spain) - 50% of Alico AIG Europe A.I.E. is owned by ALICO and the remaining interests are owned by a third party.

      29.   ALICO Gestora de Fondos y Planos de Pensiones S.A. (Spain)

      30.   ALICO Management Services Limited (United Kingdom)

      31.   ZEUS Aministration Services Limited (United Kingdom)

      32. ALICO Trustees (UK) Ltd. (UK) - 50% of ALICO Trustees (UK) Ltd. is owned by ALICO and the remaining interests are owned by International Technical and Advisory Services Limited.

      33.   PJSC ALICO Ukraine (Ukraine)

      34.   Borderland Investments Limited (USA-Delaware)

            a.    ALICO Hellas Single Member Limited Liability Company (Greece)

      35.   International Technical and Advisory Services Limited (USA-Delaware)

      36.   International Services Incorporated (Delaware)

      37.   ALICO Operations Inc. (USA-Delaware)

            a.    ALICO Asset Management Corp. (Japan)

      38. ALICO Compania de Seguros de Retiro, S.A. (Argentina) - 90% of ALICO Compania de Seguros de Retiro, S.A. is owned by ALICO and 10% by International Technical & Advisory Services.

      39. ALICO Compania de Suguros, S.A. (Argentina) - 90% of ALICO Compania de Suguros, S.A. is owned by ALICO and 10% by International Technical & Advisory Services.

      40. ALICO Colombia Seguros de Vida S.A. (Colombia) - 94.989811% of ALICO Colombia Seguros de Vida S.A. is owned by ALICO, 5.0100030% is owned by International Technical and Advisory Services Limited and the remaining interests are owned by third parties.

      41. Inversiones Interamericana S.A. (Chile) 99.99% of Inversiones Interamericana S.A. is owned by ALICO and .01% by International Technical & Advisory Services.

            a. Administradora de Fondos Para la Vivienda Intercajas S.A. (Chile) - 40% of Administradora De Fondos Para la Vivienda Intercajas S.A. is owned by Inversiones Interamericana S.A. and the remaining interests are owned by a third party.

            b.    La Interamericana Compania de Seguros de Vida S.A. (Chile)

            c. ALICO Costa Rica S.A. (Costa Rica) - 99.99% of ALICO Costa Rica S.A. is owned by Inversiones Interamericana S.A. and .01% by La Interamericana Compania de Seguros de Vida S.A.

            d. Legal Chile S.A. (Chile) - 51% of Legal Chile S.A. is owned by Inversiones Interamericana S.A. and the remaining interests by a third party.

                  i. Legagroup S.A. (Chile) - 99% is owned by Legal Chile and 1% is owned by a third party.

      42.   ALICO Mexico Compania de Seguros, S.A. de C.V. (Mexico)

      43.   ALICO Services, Inc. (Panama)

      44.   American Life and General Insurance Company (Trinidad & Tobago) Ltd.
            - 80.92373% of American Life and General Insurance Company (Trinidad & Tobago) Ltd. is owned by ALICO and the remaining interests are owned by a third party.

            a.    ALGICO Properties, Ltd. (Trinidad & Tobago)

      45. Inversiones Inversegven C.A. (Venezuela) - 50% of Inversiones Inversegven C.A. is owned by ALICO and the remaining interests are owned by a third party.

            a. Seguros Venezuela C.A. (Venezuela) - 92.797% of Seguros Venzuela C.A. is owned by Inversiones Inversegven C.A. and the remaining interests are owned by others.

                    i.  Sindicato El Trigal C.A. (Venzuela)

                   ii. Servicios Segveca C.A. (Venezuela) - 50% of Servicios Segveca C.A. is owned by Seguros Venezuela C.A. and the remaining interests are owned by a third party.

                  iii. Inversiones 601 C.A. (Venezuela) - 30% of Inversiones 601 C.A. is owned by Seguros Venezuela C.A. and the remaining interests are owned by a third party.

      46.   ALICO Compania de Seguros de Vida, S.A. (Uruguay)

      47. ALICO Properties, Inc. (USA-Delaware) - 51% of ALICO Properties, Inc. is owned by ALICO and the remaining interests are owned by a third party.

      48.   Global Properties, Inc. (USA-Delaware)

      49.   Alpha Properties, Inc. (USA-Delaware)

      50.   Beta Properties, Inc. (USA-Delaware)

      51.   Delta Properties Japan, Inc. (USA-Delaware)

      52.   Epsilon Properties Japan, Inc.

      53.   Iris Properties, Inc. (USA-Delaware)

      54.   Kappa Properties Japan, Inc. (USA-Delaware)

1) The voting securities (excluding directors' qualifying shares, if any) of each subsidiary shown on the organizational chart are 100% owned by their respective parent corporation, unless otherwise indicated.

2) The Metropolitan Money Market Pool and MetLife Intermediate Income Pool are pass-through investment pools, of which Metropolitan Life Insurance Company and/or its subsidiaries and/or affiliates are general partners.

3) The MetLife, Inc. organizational chart does not include real estate joint ventures and partnerships of which MetLife, Inc. and/or its subsidiaries is an investment partner. In addition, certain inactive subsidiaries have also been omitted.

ITEM 27. NUMBER OF CONTRACT OWNERS


As of January 31, 2011, there were 2,202 Qualified Contract Owners and 8,997 Non-Qualified Contract Owners.


ITEM 28. INDEMNIFICATION

The Depositor's parent, MetLife, Inc. has secured a Financial Institution Bond in the amount of $50,000,000, subject to a $5,000,000 deductible. MetLife, Inc. also maintains a Directors' and Officers' Liability and Corporate Reimbursement Insurance Policy with limits of $400 million under which the Depositor and MetLife Investors Distribution Company, the Registrant's underwriter (the "Underwriter"), as well as certain other subsidiaries of MetLife are covered. A provision in MetLife, Inc.'s by-laws provides for the indemnification (under certain circumstances) of individuals serving as directors or officers of certain organizations, including the Depositor and the Underwriter.

The Bylaws of the Company (Article IV, Section 1) provide that:

Each person who is or was a director, officer or employee of the corporation or is or was serving at the request of the corporation as a director, officer or employee of another corporation, partnership, joint venture, trust or other enterprise (including the heirs, executors, administrators or estate of such person) shall be indemnified by the corporation as of right to the full extent permitted or authorized by the laws of the State of Missouri, as now in effect and as hereafter amended, against any liability, judgment, fine, amount paid in settlement, cost and expenses (including attorney's fees) asserted or threatened against and incurred by such person in his capacity as or arising out of his status as a director, officer or employee of the corporation or if serving at the request of the corporation, as a director, officer or employee of another corporation, partnership, joint venture, trust or other enterprise. The indemnification provided by this bylaw provision shall not be exclusive of any other rights to which those indemnified may be entitled under any other bylaw or under any agreement, vote of shareholders or disinterested directors or otherwise, and shall not limit in any way any right which the corporation may have to make different or further indemnification with respect to the same or different persons or classes of persons.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted directors and officers or controlling persons of the Company pursuant to the foregoing, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 29. PRINCIPAL UNDERWRITER

   (a) MetLife Investors Distribution Company is the principal underwriter for the following investment companies (other than Registrant):

MetLife of CT Separate Account QPN for Variable Annuities
MetLife of CT Fund UL for Variable Life Insurance,
MetLife of CT Fund UL III for Variable Life Insurance
MetLife of CT Separate Account Eleven for Variable Annuities
Metropolitan Life Variable Annuity Separate Account II

Met Investors Series Trust
MetLife Investors Variable Life Account One

MetLife Investors USA Separate Account A
MetLife Investors USA Variable Life Account A
First MetLife Investors Variable Annuity Account One
General American Separate Account Eleven
General American Separate Account Twenty-Eight
General American Separate Account Twenty-Nine
General American Separate Account Two
Security Equity Separate Account Twenty-Six
Security Equity Separate Account Twenty-Seven
Metropolitan Life Separate Account E
Metropolitan Life Separate Account UL
Metropolitan Tower Life Separate Account One
Metropolitan Tower Life Separate Account Two
Paragon Separate Account A
Paragon Separate Account B
Paragon Separate Account C
Paragon Separate Account D
Metropolitan Series Fund, Inc.

   (b) MetLife Investors Distribution Company is the principal underwriter for the Contracts. The following persons are the Officers and Directors of MetLife Investors Distribution Company. The principal business address for MetLife Investors Distribution Company is 5 Park Plaza, Suite 1900, Irvine, CA 92614.


NAME AND PRINCIPAL BUSINESS ADDRESS    POSITIONS AND OFFICES WITH UNDERWRITER
-----------------------------------    ---------------------------------------
Michael K. Farrell                     Director
10 Park Avenue
Morristown, NJ 07962

Craig W. Markham                       Director and Vice President
13045 Tesson Ferry Road
St. Louis, MO 63128

William J. Toppeta                     Director
1095 Avenue of the Americas
New York, NY 10036

Paul A. Sylvester                      President, National Sales
10 Park Avenue                         Manager-Annuities & LTC
Morristown, NJ 07962

Elizabeth M. Forget                    Executive Vice President
1095 Avenue of the Americas
New York, NY 10036

Paul A. LaPiana                        Executive Vice President, National
5 Park Plaza                           Sales Manager-Life
Suite 1900
Irvine, CA 92614

John G. Martinez                       Vice President, Chief Financial Officer
501 Route 22
Bridgewater, NJ 08807

Curtis Wohlers                         Senior Vice President, National Sales
1300 Hall Boulevard                    Manager, Independent Planners and
Bloomfield, CT 06002-2910              Insurance Advisors

Jeffrey A. Barker                      Senior Vice President, Channel
1 Metlife Plaza                        Head-Independent Accounts
27-01 Queens Plaza North
Long Island City, NY 11101

Andrew G. Aiello                       Senior Vice President, Channel
5 Park Plaza                           Head-National Accounts
Suite 1900
Irvine, CA 92614

Jay S. Kaduson                         Senior Vice President
10 Park Avenue
Morristown, NJ 07962

Steven J. Goulart                      Treasurer
10 Park Avenue
Morristown, NJ 07962

Debora L. Buffington                   Vice President, Director of Compliance
5 Park Plaza
Suite 1900
Irvine, CA 92614

Rashid Ismail                          Vice President
5 Park Plaza
Suite 1900
Irvine, CA 92614

David DeCarlo                          Vice President
5 Park Plaza
Suite 1900
Irvine, CA 92614

Paul M. Kos                            Vice President
5 Park Plaza
Suite 1900
Irvine, CA 92614

Cathy Sturdivant                       Vice President
5 Park Plaza
Suite 1900
Irvine, CA 92614

Paulina Vakouros                       Vice President
1095 Avenue of the Americas
New York, NY 10036

Isaac Torres                           Secretary
1095 Avenue of the Americas
New York, NY 10036

   (c) Compensation From the Registrant. The following commissions and other compensation were received by the Distributor, directly or indirectly, from the Registrant during the Registrant's last fiscal year:


           (1)                     (2)                (3)             (4)          (5)
                                                Compensation on
                                                     Events
                                                Occasioning the
                            Net Underwriting     Deduction of a
    Name of Principal         Discounts and      Deferred Sales    Brokerage     Other
       Underwriter             Commissions            Load        Commissions Compensation
MetLife Investors
  Distribution Company         $67,733,296            $ 0             $ 0          $ 0


ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

   The following companies will maintain possession of the documents required by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder:

     (a) Registrant
     (b) MetLife Annuity Operations, 27000 Westown Parkway, Bldg. 4, Suite 200, West Des Moines, IA 50266
     (c) State Street Bank & Trust Company, 225 Franklin Street, Boston, MA
         02110
     (d) MetLife Investors Distribution Company, 5 Park Plaza, Suite 1900, Irvine, CA 92614
     (e) MetLife Investors Insurance Company, 5 Park Plaza, Suite 1900, Irvine, CA 92614
     (f) Metropolitan Life Insurance Company, 18210 Crane Nest Drive, Tampa, FL 33647
     (g) Metropolitan Life Insurance Company, 501 Boylston Street, Boston, MA 02116
     (h) Metropolitan Life Insurance Company, 200 Park Avenue, New York, NY
         10166
     (i) General American Life Insurance Company, 13045 Tesson Ferry Road, St. Louis, MO 63128 (with respect to the Guarantee Agreement only)

ITEM 31. MANAGEMENT SERVICES

Not Applicable.

ITEM 32. UNDERTAKINGS

   a. Registrant hereby undertakes to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than sixteen
(16) months old for so long as payment under the variable annuity contracts may be accepted.

   b. Registrant hereby undertakes to include either (1) as part of any application to purchase a contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

   c. Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statement required to be made available under this Form promptly upon written or oral request.

   d. MetLife Investors Insurance Company ("Company") hereby represents that the fees and charges deducted under the Contracts described in the Prospectus, in the aggregate, are reasonable in relation to the services rendered, the expenses to be incurred and the risks assumed by the Company.

   e. During any time there are insurance obligations outstanding and covered by the guarantee issued by General American Life Insurance Company ("Guarantee Period"), filed as an exhibit to this Registration Statement (the "Guarantee"), the Depositor hereby undertakes to provide notice to contract owners covered by the Guarantee promptly after the happening of significant events related to the Guarantee.

   These significant events include: (i) termination of the Guarantee that has a material adverse effect on the contract owner's rights under the Guarantee;
(ii) a default under the Guarantee that has a material adverse effect on the contract owner's rights under the Guarantee; or (iii) the insolvency of General American Life Insurance Company ("Guarantor").

   Depositor hereby undertakes during the Guarantee Period to cause Registrant to file post-effective amendments to this Registration Statement as frequently as is necessary to ensure that the current annual audited financial statements of the Guarantor in the Registration Statement are updated to be as of a date not more than 16 months prior to the effective date of this Registration Statement, and to cause Registrant to include as an exhibit to this Registration Statement the consent of the independent registered public accounting firm of the Guarantor regarding such financial statements.

   During the Guarantee Period, the Depositor hereby undertakes to include in the prospectus to contract owners, an offer to supply the Statement of Additional Information which shall contain the annual audited financial statements of the Guarantor, free of charge upon a contract owner's request.

                                REPRESENTATIONS

   The Company hereby represents that it is relying upon a No Action Letter issued to the American Council of Life Insurance dated November 28, 1988 (Commission ref. IP-6-88) and that the following provisions have been complied with:

   1. Include appropriate disclosure regarding the redemption restrictions imposed by Section 403(b)(11) in each registration statement, including the prospectus, used in connection with the offer of the contract;

   2. Include appropriate disclosure regarding the redemption restrictions imposed by Section 403(b)(11) in any sales literature used in connection with the offer of the contract;

   3. Instruct sales representatives who solicit participants to purchase the contract specifically to bring the redemption restrictions imposed by
Section 403(b)(11) to the attention of the potential participants;

   4. Obtain from each plan participant who purchases a Section 403(b) annuity contract, prior to or at the time of such purchase, a signed statement acknowledging the participant's understanding of (1) the restrictions on redemption imposed by Section 403(b)(11), and (2) other investment alternatives available under the employer's Section 403(b) arrangement to which the participant may elect to transfer his contract value.

                                  SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf, in the City of Boston, and Commonwealth of Massachusetts, on this 12th day of April, 2011.

                         METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
                           (Registrant)

                         By:  METLIFE INVESTORS INSURANCE COMPANY

                         By:  /s/ PAUL L. LECLAIR
                              -------------------------------
                              Paul L. LeClair
                              Vice President

                         METLIFE INVESTORS INSURANCE COMPANY
                           (Depositor)

                         By:  /s/ PAUL L. LECLAIR
                              -------------------------------
                              Paul L. LeClair
                              Vice President

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on April 12, 2011.

/s/ Michael K. Farrell*        Chairman of the Board, President, Chief
-----------------------------  Executive Officer and Director
Michael K. Farrell

/s/ Elizabeth M. Forget *      Executive Vice President and Director
-----------------------------
Elizabeth M. Forget

/s/ James J. Reilly *          Vice President-Finance (principal financial
----------------------------- officer and principal accounting officer) James J. Reilly

/s/ Jay S. Kaduson *           Vice President and Director
-----------------------------
Jay S. Kaduson

/s/ Bennett D. Kleinberg *     Vice President and Director
-----------------------------
Bennett D. Kleinberg

/s/ Jeffrey A. Tupper *        Assistant Vice President and Director
-----------------------------
Jeffrey A. Tupper

/s/ Susan A. Buffum *          Director
-----------------------------
Susan A. Buffum

/s/ George Foulke *            Director
-----------------------------
George Foulke

/s/ Paul A. Sylvester*         Director
-----------------------------
Paul A. Sylvester

/s/ Kevin J. Paulson*          Director
-----------------------------
Kevin J. Paulson

/s/ Robert E. Sollmann, Jr.*   Director
-----------------------------
Robert E. Sollmann, Jr.

                                 By:  /s/ JOHN E. CONNOLLY, JR.
                                      -----------------------------------
                                      John E. Connolly, Jr.,
                                      Attorney-in-fact
                                      April 12, 2011
--------
* MetLife Investors Insurance Company. Executed by John E. Connolly, Jr., Esquire on behalf of those indicated pursuant to powers of attorney incorporated herein by reference to Registrant's Pre-Effective Amendment
  No. 1 on Form N-4 (File Nos. 333-160936/811-05200) filed as Exhibit 13(i) on November 2, 2009 and filed herewith.

                                  SIGNATURES

As required by the Securities Act of 1933, General American Life Insurance Company has caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf, in the City of Boston, and Commonwealth of Massachusetts, on this 12th day of April, 2011.

                                   GENERAL AMERICAN LIFE INSURANCE COMPANY
                                     (Guarantor)

                                   By:  /s/ PAUL L. LECLAIR
                                        -----------------------------------
                                        Paul L. LeClair
                                        Vice President and Actuary

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on April 12th, 2011.

/s/ Michael K. Farrell*        Chairman of the Board, Chief Executive Officer,
-----------------------------  President and Director
Michael K. Farrell

/s/ Peter M. Carlson*          Executive Vice President, Chief Accounting
-----------------------------  Officer and Director
Peter M. Carlson

/s/ Eric T. Steigerwalt*       Director
-----------------------------
Eric T. Steigerwalt

/s/ Anne Belden*               Vice President-Finance (principal financial
-----------------------------  officer)
Anne Belden

/s/ Todd B. Katz*              Director
-----------------------------
Todd B. Katz

/s/ Paul A. LaPiana            Director
-----------------------------
Paul A. LaPiana

/s/ Maria R. Morris*           Director
-----------------------------
Maria R. Morris

/s/ Stanley J. Talbi*          Director
-----------------------------
Stanley J. Talbi

/s/ Michael J. Vietri*         Director
-----------------------------
Michael J. Vietri

/s/ Teresa Wynn Roseborough*   Director
-----------------------------
Teresa Wynn Roseborough

                                 By:  /s/ JOHN E. CONNOLLY, JR.
                                      -----------------------------------
                                      John E. Connolly, Jr.,
                                      Attorney-in-fact
                                      April 12, 2011
--------
* General American Life Insurance Company. Executed by John E. Connolly, Jr., Esquire on behalf of those indicated pursuant to powers of attorney incorporated herein by reference to Registrant's Pre-Effective Amendment
  No. 1 on Form N-4 (File Nos. 333-160936/811-05200) filed as Exhibit 13(ii) on November 2, 2009 and filed herewith.

                               INDEX TO EXHIBITS


EX-99.10(i)     Consent of Independent Registered Public Accounting Firm
                (Deloitte & Touche LLP) for the Depositor, Registrant and the
                Guarantor

EX-99.10(ii)    Consent of Independent Registered Public Accounting Firm
                (Deloitte & Touche LLP) for MetLife, Inc.

EX-99.13(i)(b)  Powers of Attorney for Kevin J. Paulson and Robert E.
                Sollmann, Jr.

EX-99.13(ii)(b) Power of Attorney for Anne Belden